UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Annual Report

iShares U.S. ETF Trust

•	BlackRock Short Maturity Bond ETF | NEAR | Cboe BZX

•	BlackRock Short Maturity Municipal Bond ETF | MEAR | Cboe BZX

•	BlackRock Ultra Short-Term Bond ETF | ICSH | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock Short Maturity Bond ETF

Investment Objective

The BlackRock Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

On September 27, 2023, the Board approved a proposal to change the name of BlackRock Short Maturity Bond ETF to BlackRock Short Duration Bond ETF, the Fund’s index to Bloomberg U.S. 1-3 Year Government/Credit Bond Index, as well as certain changes to the Fund’s investment objective. These changes became effective on November 1, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.67%	2.04%	1.64%	5.67%	10.63%	17.67%
Fund Market	5.71	2.04	1.64	5.71	10.61	17.64
Bloomberg Short-Term Government/Corporate Index	4.81	1.84	1.30	4.81	9.56	13.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The Bloomberg Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,027.20	$ 1.28		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	BlackRock Short Maturity Bond ETF

Portfolio Management Commentary

Short-term bonds posted a gain in the annual period. Although the U.S. Federal Reserve (Fed) continued to raise interest rates, which was detrimental for the market as a whole, shorter-dated issues were relatively insulated from this trend due to their lower degree of interest rate sensitivity. In addition, income—which has risen considerably in the past two years as the Fed has hiked rates—made a meaningful contribution to total returns. Corporate bonds outperformed U.S. Treasuries thanks to their above-average yields and the tailwind from better-than-expected economic growth.

The Fund’s active overweight positions in corporate issues and securitized products contributed to performance. The investment adviser maintained the Fund’s core allocation to corporates, while adjusting its positioning in a tactical fashion based on movements in yield spreads and shifts in fundamentals. The adviser added to the Fund’s weighting in the industrials sector over the course of the year. Within the sector, the adviser added to the consumer industries based on its view that the U.S. consumer remained fundamentally sound. Additionally, it focused on high-quality structured products, such as asset-backed securities (ABS) and collateralized loan obligations. Within ABS, the adviser preferred consumer sectors such as autos and credit cards. These market segments performed well due to a favorable fundamental backdrop and robust demand from investors seeking high-quality yield.

On the other hand, the Fund’s longer duration stance (interest-rate sensitivity that was above that of the Index) detracted from performance in the third calendar quarter of 2023. As the market began to price in a “higher for longer” interest-rate scenario, as well as expectations that the Fed was nearing the end of its hiking cycle, the adviser believed it was appropriate to maintain a long duration position.

The adviser continued to prioritize quality in the Fund, and it sought to decrease risk at the margin. As part of this process, it reduced the Fund’s allocation to commercial mortgage-backed securities in response to the unique headwinds facing the asset class.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	66.2%
Asset-Backed Securities	25.2
Collaterized Mortgage Obligations	6.3
Commercial Paper	1.3
U.S. Government & Agency Obligations	1.0

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	20.4%
Aa	4.1
A	30.0
Baa	31.5
Ba	0.9
Not Rated	13.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock Short Maturity Municipal Bond ETF

Investment Objective

The BlackRock Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.32%	1.28%	1.09%	3.32%	6.58%	9.88%
Fund Market	3.25	1.26	1.09	3.25	6.47	9.88
Bloomberg Municipal Bond: 1 Year (1-2) Index	2.45	1.07	0.93	2.45	5.49	8.31

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 3, 2015. The first day of secondary market trading was March 5, 2015.

The Bloomberg Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/23)	(10/31/23)	the Period	(a)	(05/01/23)	(10/31/23)	the Period	(a)	Ratio
$1,000.00	$1,016.30	$1.27		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	BlackRock Short Maturity Municipal Bond ETF

Portfolio Management Commentary

The combination of elevated inflation and a tight labor market prompted the U.S. Federal Reserve (Fed) to tighten monetary policy over the course of the 12-month period. As a result, the investment adviser’s decision to keep duration below that of the benchmark through the use of variable rate demand notes (VRDNs) made a positive contribution to performance. (Duration is a measure of interest rate sensitivity.) VRDNs trade at par and capture increases in yields with daily or weekly rate adjustments, which provided protection against adverse price movements. The adviser’s decision to add floating rate notes that offered a yield spread over VRDNs was an additional contributor. Holdings in non-rated municipal one-year operating notes added value, as well. On the other hand, positions in securities that were purchased prior to the point at which the Fed began raising rates detracted.

In terms of portfolio activity, the adviser added short-term bonds at attractive levels as yields rose. In addition, as municipalities addressed their annual operating financing needs for the 2024 fiscal year, the adviser took advantage of offerings with elevated yields. With the Fed approaching the end of its tightening cycle, the adviser selectively increased the Fund’s duration closer to a neutral stance in relation to the benchmark. It achieved this through purchases of higher yielding municipal bonds and notes, together with a reduction in its VRDN holdings.

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	3.0%
AA+	9.2
AA	9.5
AA-	2.7
A+	2.6
A	2.2
A-	19.9
BBB+	8.6
Not Rated	42.3

TEN LARGEST STATES

State	Percent of Total Investments	(a)
Alabama	11.0%
Pennsylvania	10.1
New Jersey	9.2
Texas	7.6
Iowa	7.3
New York	6.6
Indiana	6.1
Kentucky	5.9
Louisiana	5.1
Tennessee	4.0

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock Ultra Short-Term Bond ETF

Investment Objective

The BlackRock Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	5.22%	2.12%	1.59%	5.22%	11.05%	16.90%
Fund Market	5.26	2.10	1.59	5.26	10.98	16.89
ICE BofA US 6-Month Treasury Bill Index	4.88	1.89	1.31	4.88	9.82	13.68

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 11, 2013. The first day of secondary market trading was December 13, 2013.

On 3/1/2021 the Fund began referencing the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/23)	(10/31/23)	the Period	(a)	(05/01/23)	(10/31/23)	the Period	(a)	Ratio
$1,000.00	$1,026.00	$0.41		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	BlackRock Ultra Short-Term Bond ETF

Portfolio Management Commentary

Ultra short-term bonds posted a gain in the annual period. Although the U.S. Federal Reserve (Fed) continued to raise interest rates, which was a headwind for the market as a whole, shorter-dated issues were relatively insulated from this trend due to their lower degree of interest rate sensitivity. In addition, income—which has risen considerably in the past two years as the Fed has hiked rates—made a meaningful contribution to total returns.

In this environment, the Fund’s benchmark—the ICE BofA US 6-Month Treasury Bill Index—returned 4.88% and strongly outpaced the -0.36% return for the overall fixed-income market, as represented by the Bloomberg U.S. Aggregate Bond Index.

The Fund’s allocation to credit was the primary reason for its outperformance. In particular, the adviser focused on short-dated Tier 2 commercial paper, Tier 1 bank commercial paper, and certificates of deposit with maturities of less than a year, all of which outperformed the benchmark Index due to their higher yields. The Fund’s duration strategy detracted, primarily as a result of a slight long position against the benchmark in February and March. (Duration is a measure of interest rate sensitivity.)

Despite the long duration positioning in the first calendar quarter, the investment adviser’s intended strategy over the first nine months of the period was to maintain a short duration bias given the Fed’s aggressive interest rate hikes. In July, as core inflation began to moderate and the Fed signaled its tightening cycle was nearing an end, the adviser shifted to a long-duration bias. The adviser believed that although inflation was likely to remain elevated, the potential for additional policy tightening was limited. In addition, yields were attractive on a historical basis. The adviser also maintained a “barbell” strategy throughout the period, adding short-dated credit and laddering two-to three-year investment-grade corporate bonds as a way to capitalize on the compelling yields for higher-quality issues.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)
Commercial Paper	35.8%
Corporate Bonds & Notes	35.3
Certificates of Deposit	16.3
Repurchase Agreements	5.4
Asset-Backed Securities	5.0
U.S. Government & Agency Obligations	2.0
Municipal Debt Obligations	0.2

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	5.9%
Aa	13.1
A	60.5
Baa	11.4
Not Rated	9.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

ACAS CLO Ltd., 6.55%, 10/18/28 (Call 01/18/24), (3-mo. SOFR + 1.516%)(a)(b)	USD	1,137	$1,131,170
Ally Auto Receivables Trust, 2.67%, 04/15/25 (Call 09/15/25)	USD	1,627	1,624,253
AmeriCredit Automobile Receivables Trust, 4.20%, 12/18/25 (Call 08/18/26)	USD	2,666	2,652,838
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 6.70%, 01/28/31 (Call 01/28/24), (3-mo. SOFR + 1.312%)(a)(b)	USD	3,303	3,289,007
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, 6.74%, 01/28/31 (Call 01/28/24), (3-mo. SOFR + 1.352%)(a)(b)	USD	12,189	12,119,325
Apidos CLO XII, 6.74%, 04/15/31 (Call 01/15/24), (3-mo. SOFR + 1.342%)(a)(b)	USD	487	485,539
ASSURANT CLO Ltd., Series 2018-2A, Class A, 6.72%, 04/20/31 (Call 01/20/24), (3-mo. SOFR + 1.301%)(a)(b)	USD	236	234,851
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 6.47%, 11/17/27 (Call 11/17/23), (3-mo. SOFR + 1.092%)(a)(b)	USD	317	316,612
Atrium XIII, Series 13A, Class A1, 6.85%, 11/21/30 (Call 01/23/24), (3-mo. SOFR + 1.442%)(a)(b)	USD	2,415	2,411,106
Autoflorence 2 SRL
4.56%, 12/24/44 (Call 10/24/26), (1-mo. EURIBOR + 0.700%)(b)(c)	EUR	6,597	6,980,412
4.61%, 12/24/44 (Call 10/24/26), (1-mo. EURIBOR + 0.750%)(b)(c)	EUR	574	598,270
AutoFlorence 3 SRL, 6.21%, 12/25/46 (Call 06/25/28), (1-mo. EURIBOR + 2.350%)(b)(c)	EUR	359	381,246
Autonoria Spain FTA, 5.86%, 01/26/40 (Call 05/25/28), (1-mo. EURIBOR + 2.000%)(b)(c)	EUR	425	455,881
Azure Finance No. 3 PLC, 6.00%, 06/20/34 (Call 09/20/26), (1-day SONIA + 0.800%)(b)(c)	GBP	1,479	1,799,828
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, 6.65%, 07/20/30 (Call 01/20/24), (3-mo. SOFR + 1.232%)(a)(b)	USD	2,521	2,509,009
Barings CLO Ltd., 6.75%, 04/20/31 (Call 01/20/24), (3-mo. SOFR + 1.332%)(a)(b)	USD	550	547,464
BDS 2021-FL9 Ltd., 6.52%, 11/16/38 (Call 11/16/23), (1-mo. CME Term SOFR + 1.184%)(a)(b)	USD	3,430	3,344,225
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, 6.68%, 07/20/29 (Call 01/20/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	44	43,405
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, 6.78%, 01/20/31 (Call 01/20/24), (3-mo. SOFR + 1.362%)(a)(b)	USD	634	632,788
Benefit Street Partners Clo XII Ltd., 6.61%, 10/15/30 (Call 01/15/24), (3-mo. SOFR + 1.212%)(a)(b)	USD	1,315	1,310,792

Security		Par (000)	Value

BHG Securitization Trust, 3.75%, 06/18/35 (Call 11/17/28)(a)	USD	420	$417,458
BMW Vehicle Owner Trust 5.75%, 04/27/26	USD	31,305	31,280,416
5.84%, 12/26/24 (Call 12/25/25), (30-day SOFR + 0.520%)(b)	USD	1,433	1,433,197
Capital One Prime Auto Receivables Trust, 2.71%, 06/16/25 (Call 04/15/26)	USD	4,184	4,157,860
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, 6.68%, 04/30/31 (Call 01/30/24), (3-mo. SOFR + 1.292%)(a)(b)	USD	975	969,724
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, 6.63%, 04/17/31 (Call 01/17/24), (3-mo. SOFR + 1.232%)(a)(b)	USD	4,997	4,977,151
Carmax Auto Owner Trust 2022-3, 3.81%, 09/15/25 (Call 05/15/26)	USD	3,086	3,069,656
Carmax Auto Owner Trust 2023-3, 5.92%, 11/16/26	USD	29,295	29,255,200
Cbam Ltd., Series 2018-7A, Class A, 6.78%, 07/20/31 (Call 01/20/24), (3-mo. SOFR + 1.362%)(a)(b)	USD	732	726,193
Chesapeake Funding II LLC, Series 2020-1A, Class A2, 6.08%, 08/15/32 (Call 11/15/23), (30-day SOFR + 0.764%)(a)(b)	USD	1,774	1,773,601
CIFC Funding Ltd.
6.84%, 11/16/30 (Call 01/17/24), (3-mo. SOFR + 1.442%)(a)(b)	USD	578	576,380
Series 2014-2RA, Class A1, 6.71%, 04/24/30 (Call 01/24/24), (3-mo. SOFR + 1.312%)(a)(b)	USD	199	198,764
Series 2018-1A, Class A, 6.66%, 04/18/31 (Call 01/18/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	9,375	9,338,695
Series 2018-2A, Class A1, 6.72%, 04/20/31 (Call 01/20/24), (3-mo. SOFR + 1.302%)(a)(b)	USD	1,233	1,225,930
Citibank Credit Card Issuance Trust 6.22%, 05/14/29, (1-mo. CME Term SOFR + 0.884%)(b)	USD	7,000	7,007,704
Series 2019-A5, Class A5, 6.07%, 04/22/26, (1-mo. CME Term SOFR + 0.734%)(b)	USD	40,505	40,526,844
Clover CLO 2018-1 LLC, 6.80%, 04/20/32 (Call 01/20/24), (3-mo. SOFR + 1.382%)(a)(b)	USD	1,000	997,519
College Ave Student Loans LLC, Series 2021-A, Class A1, 6.54%, 07/25/51 (Call 02/25/32), (1-mo. CME Term SOFR + 1.214%)(a)(b)	USD	184	182,103
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/30 (Call 11/15/24)(a)	USD	2,425	2,380,805
Delamare Cards MTN Issuer PLC, 6.00%, 04/19/31 (Call 04/19/26), (1-day SONIA + 0.800%)(b)(c)	GBP	3,610	4,394,964
Diameter Capital Clo 1 Ltd., 6.90%, 07/15/36 (Call 01/15/24), (3-mo. SOFR + 1502%)(a)(b)	USD	2,170	2,156,108
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)	USD	3,167	3,107,668

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dowson PLC 6.12%, 01/20/29 (Call 05/20/25), (1-day SONIA + 0.920%)(b)(c)	GBP	1,017	$1,238,170
6.95%, 01/20/29 (Call 05/20/25), (1-day SONIA + 1.750%)(b)(c)	GBP	646	787,132
7.90%, 08/20/29 (Call 05/20/25), (1-day SONIA + 2.700%)(b)(c)	GBP	3,806	4,658,600
Dryden 36 Senior Loan Fund, 6.68%, 04/15/29 (Call 01/15/24), (3-mo. SOFR + 1.282%)(a)(b)	USD	1,235	1,227,742
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, 6.61%, 07/18/30 (Call 01/18/24), (3-mo. SOFR + 1.212%)(a)(b)	USD	9,689	9,649,621
Dryden 77 CLO Ltd., Series 2020-77A, Class XR, 6.64%, 05/20/34 (Call 11/20/23), (3-mo. SOFR + 1.262%)(a)(b)	USD	172	171,698
Dryden XXVIII Senior Loan Fund, 6.83%, 08/15/30 (Call 11/15/23), (3-mo. SOFR + 1.462%)(a)(b)	USD	3,101	3,092,830
Dutch Property Finance, Series 2021-2, Class A, 4.65%, 04/28/59 (Call 04/28/26), (3-mo. EURIBOR + 0.700%)(b)(c)	EUR	4,665	4,918,248
Dutch Property Finance BV, 4.46%, 10/28/59 (Call 01/28/27), (3-mo. EURIBOR + 0.750%)(b)(c)	EUR	7,360	7,756,923
Elevation CLO Ltd., Series 2014-2A, Class A1R, 6.89%, 10/15/29 (Call 01/15/24), (3-mo. SOFR + 1.492%)(a)(b)	USD	161	161,032
Elvet Mortgages PLC, Series 2021-1, Class A, 5.59%, 10/22/63, (1-day SONIA + 0.370%)(c)	GBP	3,308	4,014,226
Enterprise Fleet Financing LLC, 6.40%, 03/20/30(a)	USD	5,261	5,277,347
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26 (Call 06/20/24)(a)	USD	2,262	2,235,881
Ford Credit Auto Owner Trust 3.44%, 02/15/25 (Call 12/15/25)	USD	5,731	5,713,852
5.81%, 06/15/26	USD	3,500	3,496,526
6.04%, 03/15/26 (Call 10/15/26), (30-day SOFR + 0.720%)(b)	USD	18,669	18,677,755
Ford Credit Floorplan Master Owner Trust A, 6.57%, 05/15/28, (30-day SOFR + 1.250%)(a)(b)	USD	21,540	21,688,477
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 6.63%, 10/15/30 (Call 01/15/24), (3-mo. SOFR + 1.232%)(a)(b)	USD	583	581,691
Galaxy XXVII CLO Ltd., 6.65%, 05/16/31 (Call 11/16/23), (3-mo. SOFR + 1.282%)(a)(b)	USD	2,660	2,653,203
Generate CLO 2 Ltd., 6.82%, 01/22/31 (Call 01/22/24), (3-mo. SOFR + 1.412%)(a)(b)	USD	1,492	1,487,999
Gilbert Park CLO Ltd., 6.85%, 10/15/30 (Call 01/15/24), (3-mo. SOFR + 1.452%)(a)(b)	USD	212	211,850
Ginkgo Personal Loans 2023, 4.65%, 09/23/44(c)	EUR	1,800	1,904,892
GM Financial Automobile Leasing Trust, 2.93%, 10/21/24 (Call 09/20/24)	USD	1,677	1,673,450
GM Financial Consumer Automobile Receivables Trust, 5.79%, 09/16/26 (Call 03/16/27), (30-day SOFR + 0.470%)(b)	USD	26,572	26,565,910

Security		Par (000)	Value

GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 6.76%, 10/29/29 (Call 01/29/24), (3-mo. SOFR + 1.372%)(a)(b)	USD	5,895	$5,886,405
Grippen Park CLO Ltd., 6.94%, 01/20/30 (Call 01/20/24), (3-mo. SOFR + 1.522%)(a)(b)	USD	362	361,270
Highbridge Loan Management, Series 3A-2014, Class A1R, 6.84%, 07/18/29 (Call 01/18/24), (3-mo. SOFR + 1.442%)(a)(b)	USD	573	572,326
Honda Auto Receivables Owner Trust, 3.81%, 03/18/25 (Call 01/18/26)	USD	5,725	5,693,038
Hyundai Auto Lease Securitization Trust, 5.94%, 10/15/24 (Call 09/15/24), (30-day SOFR + 0.620%)(a)(b)	USD	2,248	2,248,170
Hyundai Auto Receivables Trust
3.64%, 05/15/25 (Call 07/15/26)	USD	4,054	4,034,935
5.80%, 05/15/26	USD	18,036	18,014,525
6.10%, 11/17/25 (Call 02/15/27), (30-day SOFR + 0.780%)(b)	USD	10,798	10,804,636
John Deere Owner Trust, 3.73%, 06/16/25 (Call 02/15/26)	USD	3,825	3,802,745
KKR CLO 21 Ltd., 6.66%, 04/15/31 (Call 01/15/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	5,316	5,284,761
Koromo Italy Srl, 4.64%, 02/26/35 (Call 12/26/25), (1-mo. EURIBOR + 0.800%)(b)(c)	EUR	3,979	4,215,288
KREF Ltd., 6.78%, 02/17/39 (Call 01/17/24), (1-mo. CME Term SOFR + 1.450%)(a)(b)	USD	3,205	3,132,888
LCM 29 Ltd., Series 29A, Class AR, 6.73%, 04/15/31 (Call 01/15/24), (3-mo. SOFR + 1.332%)(a)(b)	USD	2,600	2,562,597
Lt Autorahoitus IV DAC, 4.55%, 07/18/33 (Call 09/18/27), (1-mo. EURIBOR + 0.700%)(b)(c)	EUR	2,257	2,389,491
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, 6.61%, 04/19/30 (Call 01/19/24), (3-mo. SOFR + 1.212%)(a)(b)	USD	2,959	2,951,436
Madison Park Funding XVII Ltd., Series 2015-17A, Class AR2, 6.67%, 07/21/30 (Call 01/21/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	1,723	1,716,539
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, 6.85%, 07/29/30, (3-mo. LIBOR US + 1.200%)(a)(b)	USD	4,701	4,696,312
Madison Park Funding XXXVII Ltd., 6.73%, 07/15/33 (Call 01/15/24), (3-mo. SOFR + 1.332%)(a)(b)	USD	1,750	1,736,982
Mariner CLO LLC, Series 2016-3A, Class AR2, 6.66%, 07/23/29 (Call 01/23/24), (3-mo. SOFR + 1.252%)(a)(b)	USD	506	503,176
MF1 Ltd., 6.55%, 07/16/36 (Call 11/16/23), (1-mo. CME Term SOFR + 1.214%)(a)(b)	USD	4,363	4,281,158
Navient Private Education Loan Trust
Series 2017-A, Class A2B, 6.35%, 12/16/58 (Call 11/15/28), (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	61	60,482
Series 2020-IA, Class A1B, 6.45%, 04/15/69 (Call 11/15/31), (1-mo. CME Term SOFR + 1.114%)(a)(b)	USD	4,894	4,798,125

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Navient Private Education Refi Loan Trust
Series 2021-BA, Class A, 0.94%, 07/15/69 (Call 02/15/29)(a)	USD	4,945	$4,198,609
Series 2021-DA, Class A, 6.51%, 04/15/60 (Call 05/15/32), (PRIME - 1.990%)(a)(b)	USD	5,471	5,242,152
Navient Student Loan Trust, 7.01%, 03/15/72(a)	USD	2,972	2,976,744
Nelnet Student Loan Trust
6.14%, 04/20/62 (Call 12/20/31), (1-mo. CME Term SOFR + 0.804%)(a)(b)	USD	2,321	2,277,658
6.19%, 04/20/62 (Call 08/20/31), (1-mo. CME Term SOFR + 0.854%)(a)(b)	USD	4,339	4,259,431
Series 2021-A, Class A1, 6.25%, 04/20/62 (Call 02/20/29), (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	5,501	5,432,284
Series 2021-BA, Class AFL, 6.23%, 04/20/62 (Call 07/20/29), (1-mo. CME Term SOFR + 0.894%)(a)(b)	USD	9,677	9,510,154
Neuberger Berman CLO Ltd., Series 2013-14A, Class AR2, 6.68%, 01/28/30 (Call 01/28/24), (3-mo. SOFR + 1.292%)(a)(b)	USD	416	415,258
Niagara Park Clo Ltd., 6.66%, 07/17/32 (Call 01/17/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	2,500	2,477,974
OCP CLO Ltd., Series 2017-13A, 6.62%, 07/15/30 (Call 01/15/24), (3-mo. SOFR + 1.222%)(a)(b)	USD	3,708	3,686,210
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, 6.64%, 01/25/31 (Call 01/25/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	2,707	2,700,520
OneMain Direct Auto Receivables Trust, 6.92%, 03/14/29 (Call 03/14/26), (30-day SOFR + 1.600%)(a)(b)	USD	8,825	8,843,780
OneMain Financial Issuance Trust
3.84%, 05/14/32 (Call 11/14/23)(a)	USD	140	140,146
6.08%, 06/16/36 (Call 06/14/26), (30-day SOFR + 0.760%)(a)(b)	USD	1,843	1,796,352
6.82%, 09/15/36(a)	USD	7,366	7,298,950
Palmer Square CLO Ltd.
6.66%, 10/17/31 (Call 01/17/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	1,800	1,793,687
Series 2015-2, 6.78%, 07/20/30 (Call 01/20/24), (3-mo. SOFR + 1.362%)(a)(b)	USD	2,436	2,428,951
Series 2021-3A, Class A1, 6.81%, 01/15/35 (Call 01/15/24), (3-mo. SOFR + 1.412%)(a)(b)	USD	500	495,211
PCL Funding VI PLC, 6.60%, 07/15/26 (Call 07/15/24), (1-day SONIA + 1.400%)(b)(c)	GBP	6,611	8,057,626
PCL Funding VIII PLC
6.38%, 05/15/28 (Call 05/15/26),
(1-day SONIA + 1.180%)(b)(c)	GBP	3,193	3,884,772
7.70%, 05/15/28(c)	GBP	592	719,892
PFS Financing Corp.
5.92%, 02/15/26, (30-day SOFR + 0.600%)(a)(b)	USD	20,642	20,626,252
6.47%, 08/15/27(a)	USD	11,549	11,537,100
Pikes Peak CLO 1, Series 2018-1A, Class A, 6.84%, 07/24/31 (Call 01/24/24), (3-mo. SOFR + 1.442%)(a)(b)	USD	1,500	1,491,419

Security		Par (000)	Value

Prodigy Finance CM2021-1 DAC, Series 2021-1A, Class A, 6.69%, 07/25/51 (Call 02/25/27), (1-mo. CME Term SOFR + 1.364%)(a)(b)	USD	775	$766,993
Red & Black Auto Germany 8 UG, Class B, 4.62%, 09/15/30 (Call 12/15/25), (1-mo. EURIBOR + 0.750%)(b)(c)	EUR	289	304,193
Red & Black Auto Italy S.r.l., Class A, 4.58%, 12/28/31 (Call 09/28/25), (1-mo. EURIBOR + 0.700%)(b)(c)	EUR	7,314	7,740,768
Romark WM-R Ltd., Series 2018-1A, Class A1, 6.71%, 04/20/31 (Call 01/20/24), (3-mo. SOFR + 1.292%)(a)(b)	USD	3,675	3,650,593
RR 3 Ltd., Series 2018-3A, Class A1R2, 6.75%, 01/15/30 (Call 01/15/24), (3-mo. SOFR + 1.362%)(a)(b)	USD	1,607	1,602,285
Satus PLC
5.90%, 08/17/28 (Call 02/17/25), (1-day SONIA + 0.700%)(b)(c)	GBP	21	25,202
6.80%, 08/17/28 (Call 02/17/25), (1-day SONIA + 1.600%)(b)(c)	GBP	300	364,471
SFS Auto Receivables Securitization Trust, 5.89%, 03/22/27(a)	USD	10,033	10,007,911
Shackleton Clo Ltd., Series 2017-11A, 6.72%, 08/15/30 (Call 11/15/23), (3-mo. SOFR + 1.352%)(a)(b)	USD	2,059	2,054,041
Shackleton CLO Ltd., Series 2015-7R, 6.81%, 07/15/31 (Call 01/15/24), (3-mo. SOFR + 1.412%)(a)(b)	USD	2,730	2,722,539
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, 6.66%, 04/20/29 (Call 01/20/24), (3-mo. SOFR + 1.242%)(a)(b)	USD	672	669,729
Silver Creek CLO Ltd., 6.92%, 07/20/30 (Call 01/20/24), (3-mo. SOFR + 1.502%)(a)(b)	USD	3,009	3,011,575
Silverstone Master Issuer PLC, 5.51%, 01/21/70 (Call 04/21/27), (1-day SONIA + 0.290%)(b)(c)	GBP	3,485	4,207,571
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, 6.07%, 06/15/33 (Call 12/15/23), (3-mo. SOFR + 0.662%)(b)	USD	2,135	2,105,334
Series 2005-A, Class A4, 5.98%, 12/15/38 (Call 09/15/24), (3-mo. SOFR + 0.572%)(b)	USD	5,440	5,287,557
Series 2005-B, Class A4, 6.00%, 06/15/39 (Call 12/15/25), (3-mo. SOFR + 0.592%)(b)	USD	3,839	3,714,209
Series 2006-A, Class A5, 5.96%, 06/15/39 (Call 03/15/28), (3-mo. SOFR + 0.552%)(b)	USD	9,004	8,655,564
Series 2006-B, Class A5, 5.94%, 12/15/39 (Call 06/15/27), (3-mo. SOFR + 0.532%)(b)	USD	6,398	6,138,699
SMB Private Education Loan Trust
6.45%, 06/15/37, (1-mo. CME Term SOFR + 1.114%)(a)(b)	USD	1,869	1,850,823
6.76%, 11/15/52(a)	USD	6,287	6,286,668
6.77%, 02/16/55, (30-day SOFR + 1.450%)(a)(b)	USD	13,618	13,508,258
7.12%, 10/16/56, (30-day SOFR + 1.800%)(a)(b)	USD	7,186	7,224,770

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

7.12%, 10/15/58, (30-day SOFR + 1.800%)(a)(b)	USD	17,487	$17,582,333
7.17%, 05/16/50, (30-day SOFR + 1.850%)(a)(b)	USD	4,295	4,306,517
Series 2017-A, Class A2B, 6.35%, 09/15/34, (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	4,593	4,574,941
SoFi Professional Loan Program LLC
2.65%, 09/25/40 (Call 03/25/25)(a)	USD	827	788,867
3.34%, 08/25/47 (Call 09/25/25)(a)	USD	932	902,021
3.59%, 01/25/48 (Call 03/25/26)(a)	USD	1,147	1,100,531
Sound Point Clo XV Ltd., Series 2017-1A, Class ARR, 6.57%, 01/23/29 (Call 01/23/24), (3-mo. SOFR + 1.162%)(a)(b)	USD	431	430,379
Sound Point CLO XXVIII Ltd., Series 2020 3A, Class A1, 6.92%, 01/25/32 (Call 01/25/24), (3-mo. SOFR + 1.541%)(a)(b)	USD	1,250	1,243,892
Southwick Park CLO LLC, 6.74%, 07/20/32 (Call 01/20/24), (3-mo. SOFR + 1.322%)(a)(b)	USD	8,760	8,688,103
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, 6.81%, 10/15/31 (Call 01/15/24), (3-mo. SOFR + 1.412%)(a)(b)	USD	500	497,908
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, 4.56%, 09/23/38 (Call 02/23/28), (1-mo. EURIBOR + 0.700%)(b)(c)	EUR	8,775	9,247,832
TAGUS - Sociedade de Titularizacao de Creditos SA/Viriato Finance No. 1, 4.83%, 10/28/40 (Call 09/28/27), (1-mo. EURIBOR + 0.950%)(b)(c)	EUR	1,348	1,407,281
TCI-Symphony CLO Ltd.
6.59%, 07/15/30 (Call 01/15/24), (3-mo. SOFR + 1.192%)(a)(b)	USD	7,058	7,022,645
6.68%, 10/13/32 (Call 01/13/24), (3-mo. SOFR + 1.282%)(a)(b)	USD	5,235	5,204,994
TICP CLO IX Ltd., Series 2017-9A, Class A, 6.82%, 01/20/31 (Call 01/20/24), (3-mo. SOFR + 1.402%)(a)(b)	USD	372	371,416
Together Asset-Backed Securitisation PLC, 5.92%, 07/12/63, (1-day SONIA + 0.700%)(c)	GBP	1,646	1,986,432
Toyota Auto Receivables Owner Trust, 6.02%, 01/15/26 (Call 01/15/27), (1-mo. CME Term SOFR + 0.690%)(b)	USD	8,621	8,623,200
Trestles CLO V Ltd., 6.85%, 10/20/34 (Call 01/20/24), (3-mo. SOFR + 1.432%)(a)(b)	USD	7,640	7,588,397
Volkswagen Auto Lease Trust, 3.02%, 10/21/24 (Call 08/20/24)	USD	4,521	4,509,439
Voya CLO, Series 2017-2A, Class A1R, 6.64%, 06/07/30 (Call 01/15/24), (3-mo. SOFR + 1.242%)(a)(b)	USD	3,750	3,743,560
Voya CLO Ltd., 6.72%, 04/15/31 (Call 01/15/24), (3-mo. SOFR + 1.322%)(a)(b)	USD	1,074	1,070,511
Voya Ltd., Series 2012-4, 6.66%, 10/15/30 (Call 01/15/24), (3-mo. SOFR + 1.262%)(a)(b)	USD	10,536	10,510,287
Wellfleet CLO Ltd., Series 2016-1A, Class AR, 6.59%, 04/20/28 (Call 01/20/24), (3-mo. SOFR + 1.716%)(a)(b)	USD	1	1,400

Security		Par (000)	Value

Westlake Automobile Receivables Trust
3.36%, 08/15/25 (Call 01/15/26)(a)	USD	1,700	$1,694,407
6.07%, 07/15/26 (Call 09/15/26), (30-day SOFR + 0.750%)(a)(b)	USD	5,494	5,494,529

Total Asset-Backed Securities — 23.2% (Cost: $733,356,963)			725,397,008

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 5.8%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 6.52%, 09/15/34 (Call 09/15/24), (1-mo. CME Term SOFR + 0.930%)(a)(b)	USD	7,100	6,818,689
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 6.48%, 09/15/34, (1-mo. CME Term SOFR + 0.897%)(a)(b)	USD	14,220	14,076,888
BBCMS-TALL Mortgage Trust, Series 2018-TALL, Class A, 6.25%, 03/15/37, (1-mo. CME Term SOFR + 0.919%)(a)(b)	USD	8,630	7,979,174
Beast Mortgage Trust, 6.20%, 04/15/36 (Call 04/15/24), (1-mo. CME Term SOFR + 0.864%)(a)(b)	USD	4,905	4,782,000
Brass No. 11 PLC, 5.97%, 11/16/70 (Call 11/16/27), (1-day SONIA + 0.750%)(b)(c)	GBP	5,059	6,179,817
BX Trust
6.25%, 02/15/36, (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	7,351	7,191,975
Series 2019-CALM, Class A, 6.32%, 11/15/32, (1-mo. CME Term SOFR + 0.990%)(a)(b)	USD	1,290	1,281,995
Series 2021, Class A, 6.73%, 06/15/36, (1-mo. CME Term SOFR + 1.394%)(a)(b)	USD	2,070	1,973,445
CEDR Commercial Mortgage Trust, 6.32%, 02/15/39, (1-mo. CME Term SOFR + 0.988%)(a)(b)	USD	5,410	4,993,528
CENT Trust, 7.95%, 09/15/28(a)	USD	3,862	3,874,351
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 6.34%, 07/25/49 (Call 07/25/29), (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	1,043	992,472
COAST Commercial Mortgage Trust, 7.93%, 08/15/36(a)	USD	4,000	3,944,851
Cold Storage Trust, Series 2020-ICE5, Class A, 6.35%, 11/15/37, (1-mo. CME Term SOFR + 1.014%)(a)(b)	USD	3,692	3,650,997
CSMC Trust Capital Certificates, Series 2019-ICE4, Class A, 6.36%, 05/15/36, (1-mo. CME Term SOFR + 1.027%)(a)(b)	USD	6,018	5,995,116
Domi BV, 4.90%, 02/15/55 (Call 02/15/28), (3-mo. EURIBOR + 1.120%)(b)(c)	EUR	2,643	2,804,802
Extended Stay America Trust, Series 2021-ESH, Class A, 6.53%, 07/15/38, (1-mo. CME Term SOFR + 1.194%)(a)(b)	USD	5,902	5,833,006
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, 6.25%, 02/15/38, (1-mo. CME Term SOFR + 0.914%)(a)(b)	USD	8,600	6,622,000
Great Wolf Trust, 6.48%, 12/15/36, (1-mo. CME Term SOFR + 1.148%)(a)(b)	USD	5,180	5,151,201

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security			Par (000)	Value

Mortgage-Backed Securities (continued)
GS Mortgage Securities Corportation Trust, 6.40%, 10/15/36, (1-mo. CME Term SOFR + 1.064%)(a)(b)		USD	4,785	$4,563,343
Hops Hill No. 1 PLC, 6.15%, 05/27/54 (Call 05/27/24), (1-day SONIA + 0.950%)(b)(c)		GBP	2,676	3,251,731
JP Morgan Chase Commercial Mortgage
Securities Trust
6.72%, 03/15/39, (30-day SOFR + 1.400%)(a)(b)		USD	3,540	3,473,462
Series 2019-BKWD, Class A, 6.95%, 09/15/29, (1-mo. CME Term SOFR + 1.364%)(a)(b)		USD	1,299	1,207,742
KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 6.33%, 05/15/36, (1-mo. CME Term SOFR + 0.996%)(a)(b)		USD	8,033	8,000,079
Last Mile Securities PE DAC, 4.69%, 08/17/31, (3-mo. Euribor + 0.900%)(b)(c)		EUR	3,965	4,070,194
LUX, 8.02%, 08/15/40		USD	1,649	1,654,200
MF1 Trust, 6.40%, 12/15/34, (1-mo. CME Term SOFR + 1.070%)(a)(b)		USD	1,230	1,195,841
Morgan Stanley Capital I Trust, Series 2018-BOP, Class A, 6.23%, 08/15/33, (1-mo. CME Term SOFR + 0.897%)(a)(b)		USD	1,426	1,198,226
MTN Commercial Mortgage Trust, 6.74%, 03/15/39, (1-mo. CME Term SOFR + 1.396%)(a)(b)		USD	3,000	2,932,493
Ready Capital Mortgage Financing LLC, 6.97%, 01/25/37 (Call 02/25/25), (30-day SOFR + 1.650%)(a)(b)		USD	3,351	3,304,423
RIAL Issuer Ltd., 7.58%, 01/19/37, (1-mo. CME Term SOFR + 2.250%)(a)(b)		USD	2,000	1,955,624
SMRT Commercial Mortgage Trust, 6.34%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)		USD	3,570	3,467,130
Taubman Centers Commercial Mortgage Trust, 7.52%, 05/15/37, (1-mo. CME Term SOFR + 2.186%)(a)(b)		USD	4,675	4,603,413
Taurus U.K. DAC
6.17%, 08/17/31 (Call 08/17/26), (1-day SONIA + 0.950%)(b)(c)		GBP	6,718	7,961,288
6.54%, 11/17/29, (1-day SONIA + 1.319%)(b)(c)		GBP	6,922	8,324,521
Vita Scientia DAC, 5.08%, 02/27/33, (3-mo. EURIBOR + 1.300%)(b)(c)		EUR	9,031	9,268,005
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class A, 6.26%, 12/15/34, (1-mo. CME Term SOFR + 0.922%)(a)(b)		USD	17,280	16,174,586

Total Collaterized Mortgage Obligations — 5.8% (Cost: $187,561,289)				180,752,608

Commercial Paper

AT&T Inc., 5.78%, 02/21/24(d)	$		18,000	17,679,268
Harley-Davidson Financial Services Inc., 5.60%, 11/14/23(d)			5,000	4,989,137
HSBC USA Inc. 6.18%, 06/24/24(d)			5,000	4,804,607

Security		Par (000)	Value

6.43%, 10/11/24(d)	$	10,000	$9,418,036

Total Commercial Paper — 1.2% (Cost: $36,005,275)			36,891,048

Corporate Bonds & Notes

Aerospace & Defense — 1.5%
Boeing Co. (The)
1.43%, 02/04/24 (Call 11/13/23)(e)		10,000	9,873,194
1.95%, 02/01/24		22,000	21,775,083
Northrop Grumman Corp., 2.93%, 01/15/25 (Call 11/15/24)		5,000	4,829,262
RTX Corp., 3.20%, 03/15/24 (Call 01/15/24)		10,000	9,896,990

			46,374,529

Agriculture — 0.2%
BAT Capital Corp., 3.22%, 08/15/24 (Call 06/15/24)		6,477	6,331,876

Auto Manufacturers — 9.5%
American Honda Finance Corp.
0.55%, 07/12/24(e)		10,550	10,178,105
6.26%, 01/12/26, (1-day SOFR + 0.920%)(b)(e)		10,735	10,779,920
BMW U.S. Capital LLC
0.80%, 04/01/24(a)(e)		9,285	9,091,721
5.72%, 08/12/24, (1-day SOFR + 0.380%)(a)(b)		20,795	20,785,258
6.18%, 04/01/25, (1-day SOFR + 0.840%)(a)(b)(e)		10,820	10,863,328
Daimler Finance North America LLC, 0.75%, 03/01/24(a)(e)		21,485	21,120,089
Daimler Trucks Finance North America LLC
1.13%, 12/14/23(a)(e)		15,000	14,918,140
5.20%, 01/17/25(a)(e)		8,695	8,618,088
General Motors Financial Co. Inc.
1.05%, 03/08/24		19,320	18,976,733
4.35%, 04/09/25 (Call 02/09/25)		10,000	9,722,937
5.96%, 10/15/24, (1-day SOFR + 0.620%)(b)		14,480	14,442,530
Hyundai Capital America, 1.00%, 09/17/24(a)(e)		26,110	24,950,950
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/24(a)(e)		18,560	17,708,433
Nissan Motor Acceptance Corp.
1.05%, 03/08/24(a)		12,075	11,846,219
6.30%, 03/08/24, (3-mo. SOFR + 0.902%)(a)(b)(e)		4,215	4,208,214
Toyota Motor Credit Corp.
5.91%, 01/10/25, (1-day SOFR + 0.560%)(b)(e)		19,320	19,323,714
5.99%, 12/29/23, (1-day SOFR + 0.650%)(b)		14,480	14,489,021
Volkswagen Group of America Finance LLC
0.88%, 11/22/23(a)		22,000	21,939,155
4.25%, 11/13/23(a)		13,000	12,992,286
6.29%, 06/07/24, (1-day SOFR + 0.950%)(a)(b)		19,465	19,501,723

			296,456,564

Banks — 15.4%
Banco Santander SA, 5.74%, 06/30/24, (1-year CMT + 0.450%)(b)		21,200	21,131,518

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of America Corp. 4.83%, 07/22/26 (Call 07/22/25),
(1-day SOFR + 1.750%)(b)	$29,320	$28,571,239
5.08%, 01/20/27 (Call 01/20/26),
(1-day SOFR + 1.290%)(b)	13,150	12,801,066
Bank of Montreal 6.40%, 06/07/25,
(1-day SOFR + 1.060%)(b)(e)	18,800	18,832,988
Series H, 4.25%, 09/14/24(e)	4,000	3,935,209
BPCE SA, 5.91%, 01/14/25,
(1-day SOFR + 0.570%)(a)(b)(e)	3,110	3,097,089
Citigroup Inc.
3.35%, 04/24/25 (Call 04/24/24),
(3-mo. SOFR + 1.158%)(b)	20,000	19,691,403
6.71%, 05/24/25 (Call 05/24/24),
(1-day SOFR + 1.372%)(b)	21,700	21,756,772
Cooperatieve Rabobank UA, 5.50%, 07/18/25	10,000	9,934,995
Credit Suisse AG/New York NY, 0.50%, 02/02/24	14,100	13,871,361
Deutsche Bank AG/New York NY, Series E, 5.84%, 11/08/23, (1-day SOFR + 0.500%)(b)	13,790	13,789,407
DNB Bank ASA, 6.17%, 03/28/25 (Call 03/28/24), (1-day SOFR + 0.830%)(a)(b)(e)	15,000	15,001,324
Federation des Caisses Desjardins du Quebec, 5.77%, 05/21/24, (1-day SOFR + 0.430%)(a)(b)	20,000	19,987,326
Goldman Sachs Group Inc. (The)
1.22%, 12/06/23 (Call 11/06/23)	27,899	27,777,159
7.27%, 11/29/23, (3-mo. SOFR + 1.862%)(b)	12,060	12,069,896
HSBC Holdings PLC
6.90%, 03/11/25 (Call 03/11/24), (3-mo. SOFR + 1.492%)(b)	13,000	13,034,159
5.92%, 11/22/24 (Call 11/22/23),
(1-day SOFR + 0.580%)(b)	6,570	6,569,866
HSBC USA Inc., 5.63%, 03/17/25(e)	15,000	14,902,435
JPMorgan Chase & Co., 5.55%, 12/15/25
(Call 12/15/24), (1-day SOFR + 1.070%)(b)	20,000	19,849,741
Mitsubishi UFJ Financial Group Inc., 6.99%,
07/18/25 (Call 07/18/24),
(1-day SOFR + 1.650%)(b)	19,100	19,201,186
Morgan Stanley, 5.80%, 01/25/24
(Call 12/25/23), (1-day SOFR + 0.455%)(b)	53,860	53,859,461
Morgan Stanley Bank NA, 5.48%, 07/16/25
(Call 06/16/25)	9,765	9,722,196
National Bank of Canada, 5.83%, 08/06/24,
(1-day SOFR + 0.490%)(b)	8,695	8,683,579
NatWest Markets PLC, 3.48%, 03/22/25(a)	10,000	9,649,258
Nordea Bank Abp, 6.30%, 06/06/25,
(1-day SOFR + 0.960%)(a)(b)(e)	19,885	19,963,176
Royal Bank of Canada, 5.66%, 10/25/24(e)	9,830	9,797,814
Toronto-Dominion Bank (The), 4.29%, 09/13/24	19,650	19,371,638
UBS AG/London, 5.79%, 08/09/24,
(1-day SOFR + 0.450%)(a)(b)	15,725	15,695,280
Wells Fargo & Co., 3.91%, 04/25/26
(Call 04/25/25), (1-day SOFR + 1.320%)(b)	18,690	18,020,979

		480,569,520

Beverages — 0.6%
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 11/13/23)(e)	20,760	20,358,926

Security	Par (000)	Value

Biotechnology — 1.9%
Amgen Inc., 5.25%, 03/02/25	$26,932	$26,714,708
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	33,800	33,491,316

		60,206,024

Diversified Financial Services — 4.4%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 4.88%, 01/16/24
(Call 12/16/23)	10,000	9,968,730
Air Lease Corp., 0.80%, 08/18/24
(Call 07/18/24)(e)	3,205	3,064,718
American Express Co.
3.40%, 02/22/24 (Call 01/22/24)	20,011	19,851,585
5.57%, 11/03/23, (1-day SOFR + 0.230%)(b)	6,765	6,764,978
6.27%, 03/04/25 (Call 02/01/25),
(1-day SOFR + 0.930%)(b)(e)	8,930	8,947,729
Capital One Financial Corp.
4.17%, 05/09/25 (Call 05/09/24),
(1-day SOFR + 1.370%)(b)	13,800	13,520,601
6.03%, 12/06/24 (Call 12/06/23),
(1-day SOFR + 0.690%)(b)(e)	8,680	8,578,826
6.69%, 05/09/25 (Call 05/09/24),
(1-day SOFR + 1.350%)(b)(e)	21,085	20,961,442
Charles Schwab Corp. (The), 5.84%, 03/18/24
(Call 02/18/24), (1-day SOFR + 0.500%)(b)(e)	32,140	32,098,530
Nasdaq Inc., 5.65%, 06/28/25	5,795	5,773,954
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)(e)	3,130	3,064,501
4.38%, 03/19/24 (Call 02/19/24)	6,050	5,992,866

		138,588,460

Electric — 2.0%
NextEra Energy Capital Holdings Inc.
4.20%, 06/20/24(e)	6,105	6,033,844
4.26%, 09/01/24	20,000	19,677,579
5.74%, 11/03/23,
(1-day SOFR + 0.400%)(b)(e)	23,695	23,694,993
6.05%, 03/01/25	3,635	3,632,919
Southern California Edison Co., Series K,
0.98%, 08/01/24(e)	10,000	9,628,464

		62,667,799

Food — 1.1%
General Mills Inc., 3.65%, 02/15/24
(Call 11/16/23)	23,365	23,218,478
JM Smucker Co. (The), 3.50%, 03/15/25(e)	10,140	9,814,687

		33,033,165

Health Care - Products — 0.9%
Baxter International Inc., 5.78%, 11/29/24
(Call 10/29/24), (1-day SOFR + 0.440%)(b)	5,505	5,469,883
GE HealthCare Technologies Inc., 5.55%,
11/15/24(e)	23,705	23,591,332

		29,061,215

Health Care - Services — 0.2%
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	5,000	4,902,379

Home Builders — 0.4%
Lennar Corp., 4.50%, 04/30/24
(Call 01/31/24)(e)	11,480	11,388,340

Household Products & Wares — 0.3%
Avery Dennison Corp., 0.85%, 08/15/24
(Call 11/13/23)	10,440	10,019,921

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance — 1.7%
Marsh & McLennan Companies Inc., 3.88%,
03/15/24 (Call 02/15/24)(e)	$4,281	$4,248,264
MassMutual Global Funding II, 6.21%,
03/21/25, (1-day SOFR + 0.870%)(a)(b)	3,996	4,010,944
Metropolitan Life Global Funding I, 6.25%,
03/21/25, (1-day SOFR + 0.910%)(a)(b)(e)	8,745	8,790,572
New York Life Global Funding
2.90%, 01/17/24(a)	5,000	4,969,544
3.15%, 06/06/24(a)(e)	12,605	12,410,127
Northwestern Mutual Global Funding, 6.04%,
06/13/25, (1-day SOFR + 0.700%)(a)	17,700	17,710,433

		52,139,884

Machinery — 1.1%
Caterpillar Financial Services Corp.
5.79%, 11/13/23,
(1-day SOFR + 0.450%)(b)(e)	24,160	24,162,150
5.86%, 06/13/25, (1-day SOFR + 0.520%)(e)	10,000	10,019,368

		34,181,518

Machinery - Diversified — 0.3%
John Deere Capital Corp., 5.30%, 09/08/25(e)	8,153	8,139,505

Manufacturing — 0.7%
Parker-Hannifin Corp., 3.65%, 06/15/24	21,640	21,322,856

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24 (Call 01/01/24)(e)	9,680	9,601,770
7.29%, 02/01/24 (Call 01/01/24), (3-mo. SOFR + 1.912%)(b)	17,040	17,074,013

		26,675,783

Oil & Gas — 0.6%
Phillips 66, 0.90%, 02/15/24 (Call 11/16/23)	17,890	17,612,637

Pharmaceuticals — 4.8%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	49,975	48,288,855
3.60%, 05/14/25 (Call 02/14/25)	4,000	3,869,635
Bayer U.S. Finance II LLC
3.88%, 12/15/23 (Call 12/01/23)(a)(e)	29,682	29,600,380
6.68%, 12/15/23 (Call 12/01/23), (3-mo. SOFR + 1.272%)(a)(b)(e)	32,500	32,505,103
Cigna Group (The), 0.61%, 03/15/24
(Call 11/13/23)(e)	8,210	8,047,955
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	20,000	19,746,631
Takeda Pharmaceutical Co. Ltd., 4.40%,
11/26/23	6,662	6,654,657

		148,713,216

Pipelines — 2.1%
Enbridge Inc., 2.15%, 02/16/24(e)	6,620	6,540,891
Energy Transfer LP, 5.88%, 01/15/24
(Call 11/16/23)	9,680	9,677,401
Energy Transfer LP/Regency Energy Finance
Corp., 4.50%, 11/01/23	18,660	18,660,000
Kinder Morgan Energy Partners LP, 4.30%,
05/01/24 (Call 02/01/24)	14,660	14,527,344
Sabine Pass Liquefaction LLC, 5.63%,
03/01/25 (Call 12/01/24)(e)	8,800	8,742,444

Security	Par (000)	Value

Pipelines (continued)
Spectra Energy Partners LP, 4.75%, 03/15/24
(Call 12/15/23)(e)	$9,000	$8,957,052

		67,105,132

Real Estate Investment Trusts — 2.0%
American Tower Corp.
2.40%, 03/15/25 (Call 02/15/25)	5,000	4,748,169
3.38%, 05/15/24 (Call 04/15/24)	29,463	29,032,030
5.00%, 02/15/24	4,840	4,822,915
Crown Castle International Corp., 3.20%,
09/01/24 (Call 07/01/24)	3,000	2,927,633
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)(e)	21,100	20,373,157

		61,903,904

Retail — 1.0%
7-Eleven Inc., 0.80%, 02/10/24
(Call 12/01/23)(a)	28,600	28,174,978
Starbucks Corp., 5.76%, 02/14/24
(Call 11/13/23), (1-day SOFR + 0.420%)(b)	4,130	4,130,056

		32,305,034

Semiconductors — 1.5%
Analog Devices Inc., 5.59%, 10/01/24,
(1-day SOFR + 0.250%)(b)(e)	5,025	5,022,889
Broadcom Corp./Broadcom Cayman Finance
Ltd., 3.63%, 01/15/24 (Call 12/04/23)	16,400	16,316,485
Broadcom Inc., 3.63%, 10/15/24
(Call 09/15/24)(e)	4,840	4,733,558
NXP BV/NXP Funding LLC, 4.88%, 03/01/24
(Call 02/01/24)	22,000	21,886,920

		47,959,852

Software — 3.0%
Fidelity National Information Services Inc.,
0.60%, 03/01/24	20,000	19,637,197
Fiserv Inc., 2.75%, 07/01/24 (Call 06/01/24)(e)	30,200	29,545,263
Oracle Corp.
2.95%, 11/15/24 (Call 09/15/24)	10,000	9,698,092
2.95%, 05/15/25 (Call 02/15/25)	8,000	7,656,893
3.40%, 07/08/24 (Call 04/08/24)	9,675	9,508,953
VMware Inc., 1.00%, 08/15/24 (Call 11/13/23)	20,000	19,208,871

		95,255,269

Telecommunications — 1.3%
AT&T Inc., 6.85%, 06/12/24,
(3-mo. SOFR + 1.442%)(b)	13,870	13,938,826
Rogers Communications Inc., 2.95%,
03/15/25(e)	23,330	22,315,149
Verizon Communications Inc., 3.38%, 02/15/25	5,000	4,848,282

		41,102,257

Transportation — 1.6%
Canadian Pacific Railway Co., 1.35%, 12/02/24 (Call 12/01/23)(e)	20,220	19,254,893
Ryder System Inc.
3.65%, 03/18/24 (Call 02/18/24)(e)	24,950	24,721,288
3.88%, 12/01/23 (Call 11/01/23)	4,840	4,831,928

		48,808,109

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance
Corp., 3.90%, 02/01/24 (Call 01/01/24)(a)	5,800	5,767,082

Total Corporate Bonds & Notes — 61.1%
(Cost: $1,921,574,326)		1,908,950,756

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations

U.S. Government Agency Obligations — 0.9%
Federal Home Loan Banks
5.51%, 04/01/24 (Call 12/08/23)	$15,000	$14,977,960
5.55%, 04/05/24 (Call 12/13/23)	14,524	14,499,802

Total U.S. Government Agency Obligations — 0.9%
(Cost: $29,523,810)		29,477,762

	Shares

Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	40,115,222	40,131,268
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	217,490,000	217,490,000

Total Money Market Funds — 8.3%
(Cost: $257,594,942)		257,621,268

Total Investments — 100.5%
(Cost: $3,165,616,605)		3,139,090,450

Liabilities in Excess of Other Assets — (0.5)%		(14,135,148)

Net Assets — 100.0%		$3,124,955,302

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Rates are discount rates or a range of discount rates as of period end.
(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$77,892,775	$—		$(37,817,406	)(a)	$25,857	$30,042	$40,131,268	40,115,222	$299,299	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,200,000	27,290,000	(a)	—		—	—	217,490,000	217,490,000	4,909,677		187

						$25,857	$30,042	$257,621,268		$5,208,976		$187

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
2-Year U.S. Treasury Note	8,200	12/29/23	$1,660,116	$(722)
5-Year U.S. Treasury Note	4,250	12/29/23	443,892	(71,761)

				$(72,483)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	963,000	USD	1,168,945	State Street Bank and Trust Co.	12/20/23	$1,975
USD	64,289,039	EUR	60,044,000	Deutsche Bank Securities Inc.	12/20/23	614,860
USD	483,163	EUR	455,000	State Street Bank and Trust Co.	12/20/23	655
USD	64,964,776	GBP	52,463,000	Barclays Bank PLC	12/20/23	1,174,558

						1,792,048

						$1,792,048

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,792,048	$—	$—	$1,792,048

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$72,483	$—	$72,483

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(7,043,455)	$—	$—	$(7,043,455)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(72,483)	$—	$(72,483)
Forward foreign currency exchange contracts	—	—	—	1,488,931	—	—	1,488,931

	$—	$—	$—	$1,488,931	$(72,483)	$—	$1,416,448

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$526,002,053
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,915,366
Average amounts sold — in USD	$166,817,980

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Bond ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$72,483
Forward foreign currency exchange contracts	1,792,048	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,792,048	72,483
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(72,483)

Total derivative assets and liabilities subject to an MNA	1,792,048	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Barclays Bank PLC	$1,174,558	$—		$—	$—	$1,174,558
Deutsche Bank Securities Inc.	614,860	—		—	—	614,860
State Street Bank and Trust Co.	2,630	—		—	—	2,630

	$1,792,048	$—		$—	$—	$1,792,048

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$725,397,008	$—	$725,397,008
Collaterized Mortgage Obligations	—	180,752,608	—	180,752,608
Commercial Paper	—	36,891,048	—	36,891,048
Corporate Bonds & Notes	—	1,908,950,756	—	1,908,950,756
U.S. Government & Agency Obligations	—	29,477,762	—	29,477,762
Short-Term Securities
Money Market Funds	257,621,268	—	—	257,621,268

	$257,621,268	$2,881,469,182	$—	$3,139,090,450

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$1,792,048	$—	$1,792,048
Liabilities
Interest Rate Contracts	(72,483)	—	—	(72,483)

	$(72,483)	$1,792,048	$—	1,719,565

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments October 31, 2023	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 11.0%
Black Belt Energy Gas District RB
4.00%, 12/01/24	$1,250	$1,233,041
4.81%, 12/01/48 (Call 09/01/24), (SIFMA Municipal Swap Index)(a)(b)	20,000	19,916,834
5.00%, 12/01/23	1,000	999,332
5.25%, 12/01/23	530	529,800
5.25%, 06/01/24	500	500,068
5.25%, 12/01/24	2,745	2,743,304
5.25%, 12/01/24	630	630,355
5.25%, 06/01/25	615	615,561
Columbia Industrial Development Board RB, 4.25%, 12/01/37 (Put 10/31/23)(b)	26,575	26,575,000
Energy Southeast A Cooperative District RB
5.50%, 11/01/26	800	807,604
5.50%, 05/01/27	1,570	1,587,094
Eutaw Industrial Development Board RB, 4.25%, 06/01/28 (Put 10/31/23)(b)	1,600	1,600,000
Southeast Energy Authority A Cooperative District RB
5.00%, 07/01/24	350	349,309
5.00%, 06/01/25	170	169,884
5.00%, 07/01/25	650	647,214
5.00%, 06/01/26	185	184,910
5.00%, 06/01/27	1,000	999,753
5.00%, 05/01/53 (Put 08/01/28)	5,500	5,446,730
Series B, 4.00%, 06/01/24	1,200	1,191,151

		66,726,944

Alaska — 0.1%
Borough of North Slope AK GO, 5.00%, 06/30/24	750	754,275

Arizona — 0.6%
Arizona Health Facilities Authority RB
VRDN, 4.34%, 01/01/46 (PR 11/04/25), (SIFMA Municipal Swap Index)(a)(b)	500	500,000
VRDN, 4.34%, 01/01/46 (Put 11/04/26), (SIFMA Municipal Swap Index)(a)(b)	3,100	3,016,907

		3,516,907

California — 0.3%
California Community Choice Financing Authority RB
4.00%, 02/01/24	500	498,116
4.00%, 08/01/24	350	347,171
State of California GO, 5.00%, 12/01/24	1,190	1,206,491

		2,051,778

Colorado — 0.9%
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/23	250	250,055
Colorado School of Mines RB, 5.06%, 12/01/25 (Call 06/01/25), (SIFMA Municipal Swap Index)(a)(b)	5,000	5,012,826

		5,262,881

Connecticut — 4.0%
Connecticut State Health & Educational Facilities Authority RB, 4.13%, 07/01/37 (Put 11/01/23)(b)	7,500	7,500,000
State of Connecticut GO
5.00%, 08/01/25	4,575	4,662,240
5.18%, 03/01/25 , (SIFMA Municipal Swap Index)(a)(b)	4,600	4,620,488
VRDN, 5.14%, 03/01/24 , (SIFMA Municipal Swap Index)(a)(b)	5,130	5,126,556
Series C, VRDN, 4.13%, 05/15/34 (Put 10/31/23)(b)	2,400	2,400,000

		24,309,284

Security	Par (000)	Value

District of Columbia — 0.2%
Tender Option Bond Trust Receipts/Certificates RB, 1.95%, 10/01/53 (Put 10/01/29)(b)(c)	$1,435	$1,435,000

Florida — 0.5%
County of Martin FL RB, 4.20%, 07/01/52 (Put 10/31/23)(b)	2,500	2,500,000
County of St. Lucie FL RB, 4.20%, 09/01/28 (Put 10/31/23)(b)	550	550,000

		3,050,000

Georgia — 3.3%
Main Street Natural Gas Inc. RB
5.00%, 05/15/24	1,500	1,498,552
5.00%, 06/01/24	560	559,451
5.00%, 09/01/24	220	219,980
5.00%, 12/01/24	300	299,559
5.00%, 03/01/25	290	290,089
5.00%, 06/01/25	750	748,491
5.00%, 09/01/25	260	260,242
5.00%, 12/01/25	550	548,660
5.00%, 05/15/26	2,695	2,686,335
5.00%, 12/01/26	1,000	997,404
5.00%, 06/01/27	1,750	1,743,236
VRDN, 4.76%, 08/01/48 (Call 12/01/23), (SIFMA Municipal Swap Index)(a)(b)	5,000	4,978,358
Series D, VRDN, 4.46%, 08/01/48 (Call 12/01/23)(a)(b)	5,000	4,981,477

		19,811,834

Illinois — 2.3%
City of Chicago Waterworks Revenue, 5.00%, 11/01/23	750	750,000
Illinois Finance Authority RB
VRDN, 4.09%, 01/01/37 (Put 11/01/23)(b)	2,900	2,900,000
4.10%, 11/01/38 (Put 10/31/23)(b)	5,000	5,000,000
Illinois Housing Development Authority RB, 3.50%, 10/01/54 (Call 04/01/24) (GNMA/FNMA/FHLMC COLL)(b)	3,200	3,189,806
State of Illinois GO, 5.00%, 05/01/24	2,000	2,005,680

		13,845,486

Indiana — 6.1%
Indiana Finance Authority RB
3.95%, 05/01/28 (Put 12/01/23)(b)	8,000	8,000,000
4.30%, 05/01/34 (Put 12/01/23)	10,000	10,000,000
4.50%, 12/15/46 (Put 11/15/23)	12,000	11,994,855
Class B, 4.39%, 03/01/39 (Put 03/01/27), (SIFMA Municipal Swap Index)(a)(b)	920	884,440
Tender Option Bond Trust Receipts/Certificates RB, 2.05%, 04/01/30 (Put 11/01/23)(b)(c)	6,000	6,000,000

		36,879,295

Iowa — 7.4%
Iowa Finance Authority RB, 4.22%, 12/01/41 (Put 10/31/23)(b)(c)	29,600	29,600,000
PEFA Inc., 5.00%, 09/01/49 (Put 09/01/26)	15,100	14,989,759

		44,589,759

Kansas — 1.2%
City of Burlington KS RB
Series A, VRDN, 4.10%, 09/01/35 (Put 10/31/23)(b)	4,000	4,000,000
Series B, VRDN, 4.10%, 09/01/35 (Put 10/31/23)(b)	3,000	3,000,000

		7,000,000

Kentucky — 5.9%
County of Meade KY RB
VRDN, 4.75%, 08/01/61 (Put 10/31/23)(b)	8,775	8,775,000
VRDN, 4.80%, 08/01/61 (Put 10/31/23)(b)	17,900	17,900,000

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Public Energy Authority RB
4.00%, 12/01/49 (Put 06/01/25)	$4,000	$3,929,546
Series A, VRDN, 4.00%, 04/01/48 (Put 04/01/24)(b)	3,930	3,910,338
Kentucky State Property & Building Commission RB
5.00%, 11/01/24	300	302,062
5.00%, 11/01/25	375	380,519
Tender Option Bond Trust Receipts/Certificates RB, 1.93%, 12/01/41 (Put 12/01/27) (AGM)(b)(c)	500	500,000

		35,697,465

Louisiana — 5.1%
Lake Charles Harbor & Terminal District RB, 1.00%, 12/01/51 (Put 12/01/24)(b)	4,325	4,130,251
Louisiana Offshore Terminal Authority RB, 1.65%, 09/01/27 (Put 12/01/23)(b)	400	398,640
Parish of St James LA RB, Series B1, 4.61%, 11/01/40 (Put 10/31/23)(b)	26,500	26,500,000

		31,028,891

Massachusetts — 1.2%
City of Somerville RB, 5.00%, 05/30/24	3,000	3,016,431
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/24	2,500	2,499,452
Massachusetts Housing Finance Agency RB
Series A, 0.30%, 12/01/23 (Call 11/21/23)	1,000	996,406
Series A, 0.40%, 06/01/24 (Call 11/21/23)	1,000	977,336

		7,489,625

Minnesota — 2.4%
City of Minneapolis MN RB, 4.05%, 12/01/40 (Put 11/01/23)(b)	9,450	9,450,000
City of Rochester MN RB, 4.07%, 05/01/61 (Put 10/31/23)(b)	4,800	4,800,000

		14,250,000

Missouri — 0.3%
RBC Municipal Products Inc. Trust RB, 4.14%, 09/01/39 (Put 11/01/23)(b)(c)	2,000	2,000,000

Nebraska — 0.7%
Central Plains Energy Project RB, 5.00%, 03/01/50 (Call 12/28/23)(b)	1,000	1,000,185
County of Douglas NE RB, 4.62%, 07/01/35 (Put 09/01/26), (SIFMA Municipal Swap Index)(a)(b)	3,435	3,337,631

		4,337,816

Nevada — 0.4%
State of Nevada Department of Business & Industry RB, 3.70%, 01/01/50 (Put 01/31/24)(c)	2,600	2,573,014

New Jersey — 9.3%
Borough of Tinton Falls NJ RB, 5.00%, 04/25/24	2,300	2,306,236
Borough of Waldwick NJ RB, 5.00%, 10/10/24	1,114	1,119,024
City of Clifton NJ RB, 5.00%, 05/23/24	2,000	2,004,803
City of South Amboy RB, 5.00%, 06/28/24	1,090	1,091,954
Hudson County Improvement Authority RB, 5.00%, 07/24/24 (GTD)	1,785	1,795,264
New Jersey Economic Development Authority RB
5.00%, 03/01/24	2,850	2,855,672
5.25%, 09/01/24 (c)	7,600	7,660,735
Series B, 5.00%, 11/01/23	1,450	1,450,000
Series B, 5.00%, 11/01/24	1,010	1,018,868
Series N-1, 5.50%, 09/01/24 (AMBAC)	1,460	1,476,469
New Jersey Higher Education Student Assistance Authority RB, 5.00%, 12/01/24	500	502,039

Security	Par (000)	Value

New Jersey (continued)
New Jersey Sports & Exposition Authority RB, 5.00%, 09/01/24	$3,165	$3,183,912
New Jersey Transportation Trust Fund Authority RB 5.00%, 06/15/24	1,150	1,156,191
Series A, 5.00%, 06/15/24	1,575	1,583,478
Series A, 5.00%, 12/15/24	1,000	1,009,785
Series A, 5.50%, 12/15/23	155	155,250
Series D, 5.00%, 12/15/23	470	470,244
Series D, 5.25%, 12/15/23	1,275	1,276,694
Township of Cranford NJ RB, 5.00%, 08/22/24	1,940	1,947,950
Township of Cranford RB, 5.00%, 06/20/24	1,940	1,944,560
Township of Montville NJ RB, 5.00%, 11/06/24	1,300	1,310,035
Township of Ocean NJ/Ocean County RB, 5.00%, 05/30/24	1,428	1,430,068
Township of Plainsboro RB, 5.00%, 07/25/24	10,080	10,110,912
Township of Toms River RB, 5.00%, 07/26/24	3,900	3,923,999
Township of Voorhees NJ RB, 5.00%, 09/25/24	1,000	1,007,212
Township of Winslow NJ RB, 5.00%, 03/29/24	2,375	2,378,431

		56,169,785

New Mexico — 0.2%
New Mexico Mortgage Finance Authority RB, 5.00%, 02/01/42 (Call 04/01/25) (HUD SECT 8)(b)	970	975,675

New York — 6.6%
Albany Industrial Development Agency RB, 4.20%, 07/01/32 (Put 11/02/23)(b)	700	700,000
Catskill Central School District RB, 5.00%, 06/28/24 (SAW)	1,915	1,920,126
Genesee County Funding Corp. (The) RB, 5.00%, 12/01/23	150	149,957
Mount Pleasant Central School District RB, 5.00%, 06/28/24 (SAW)	1,760	1,765,382
New York City Housing Development Corp. RB, 0.45%, 11/01/25 (FHA)	1,560	1,456,752
New York City Municipal Water Finance Authority RB, 4.00%, 06/15/44 (Put 10/31/23)(b)	5,700	5,700,000
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A-4, VRDN, 3.95%, 08/01/45 (Put 11/01/23)(b)	9,700	9,700,000
Series G-6, VRDN, 4.00%, 05/01/34 (Put 10/31/23)(b)	1,225	1,225,000
New York Transportation Development Corp. RB, Series A, 5.00%, 12/01/23	1,250	1,249,962
Town of New Paltz NY RB, 5.00%, 10/04/24	3,237	3,259,192
Triborough Bridge & Tunnel Authority RB, 4.61%, 04/01/26 (Call 10/01/25), (1-day SOFR + 0.650%)(a)(b)	11,000	11,000,000
Village of Ossining NY RB, 5.00%, 09/20/24	1,873	1,891,583

		40,017,954

North Carolina — 2.1%
North Carolina Capital Facilities Finance Agency RB, Series A, 3.95%, 07/01/34 (Put 12/01/23)(b)	13,000	13,000,000

Ohio — 0.9%
Akron Bath Copley Joint Township Hospital District RB, 5.00%, 11/15/23	325	325,027
Ohio Higher Educational Facility Commission RB, Series B, 4.32%, 12/01/42 (Put 12/01/26), (SIFMA Municipal Swap Index)(a)(b)	5,500	5,323,545

		5,648,572

Oregon — 0.5%
State of Oregon Housing & Community Services Department RB, 4.21%, 07/01/37 (Put 12/01/23)(b)	2,965	2,965,000

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 10.2%
Allegheny County Hospital Development Authority RB VRDN, 4.56%, 11/15/23 , (SIFMA Municipal Swap Index)(a)(b)	$1,500	$1,494,975
VRDN, 4.77%, 11/15/26 , (SIFMA Municipal Swap Index)(a)(b)	1,000	992,836
Ephrata Area School District GO, 3.00%, 03/01/24	1,000	995,866
Pennsylvania Economic Development Financing Authority RB
VRDN, 4.49%, 06/01/41 (Put 06/03/24), (SIFMA Municipal Swap Index)(a)(b)	3,000	2,968,527
VRDN, 5.25%, 12/01/37 (Put 10/31/23)(b)	19,970	19,970,000
VRDN, 5.25%, 12/01/38 (Put 10/31/23)(b)	23,000	23,000,000
Pennsylvania Housing Finance Agency RB, 5.00%, 10/01/25	500	509,816
Pennsylvania Turnpike Commission RB, 4.79%, 12/01/23 (Call 12/01/23), (SIFMA Municipal Swap Index)(a)(b)	10,750	10,712,293
Philadelphia Gas Works Co. RB, 5.00%, 10/01/24	1,000	1,005,646

		61,649,959

South Carolina — 1.2%
South Carolina Jobs-Economic Development Authority RB, 4.11%, 03/01/63 (Put 10/31/23)(b)	6,000	6,000,000
Tender Option Bond Trust Receipts/Certificates RB, 2.02%, 12/01/55 (Put 06/01/32) (BAM-TCRS)(b)(c)	1,000	1,000,000

		7,000,000

Tennessee — 4.1%
Tender Option Bond Trust Receipts/Certificates RB, 4.27%, 09/01/36 (Put 12/01/23)(b)(c)	4,360	4,360,000
Tennergy Corp./TN RB
5.25%, 12/01/23	650	649,590
5.25%, 12/01/24	575	573,569
5.25%, 12/01/25	575	573,066
Tennessee Energy Acquisition Corp. RB
5.25%, 09/01/24	8,985	8,991,569
5.25%, 09/01/26	3,355	3,364,259
5.63%, 09/01/26	5,925	5,894,153
Series A, 5.00%, 11/01/23	250	250,000

		24,656,206

Texas — 7.6%
Bexar County Housing Finance Corp. RB, 4.05%, 12/15/25 (Put 11/15/23)(b)	2,005	2,005,000
City of Houston TX Combined Utility System Revenue RB, 4.13%, 05/15/34 (Put 10/31/23)(b)	1,700	1,700,000
Fort Bend Independent School District, 3.85%, 12/13/23	3,000	2,999,283
Harris County Cultural Education Facilities Finance Corp. RB, 4.05%, 10/01/45 (Put 11/01/23)(b)	5,000	5,000,000
Mission Economic Development Corp. RB, 4.25%, 07/01/40 (Put 12/01/23)(b)	5,000	4,980,232
Port of Arthur Navigation District Industrial Development Corp. RB, 4.11%, 06/01/41 (Put 11/01/23)(b)	3,000	3,000,000

Security	Par (000)	Value

Texas (continued)
State of Texas GO
VRDN, 4.10%, 12/01/46 (Put 11/01/23)(b)	$3,405	$3,405,000
VRDN, 4.15%, 12/01/43 (Put 11/01/23)(b)	9,045	9,045,000
Series A, VRDN, 4.15%, 06/01/45 (Put 10/31/23)(b)	5,335	5,335,000
Texas Municipal Gas Acquisition & Supply Corp. III RB
5.00%, 12/15/23	4,300	4,297,526
5.00%, 12/15/25	2,500	2,498,713
5.00%, 12/15/26	1,850	1,843,811

		46,109,565

Utah — 0.3%
County of Utah UT RB, 3.90%, 05/15/58 (Put 10/31/23)(b)	1,600	1,600,000

Washington — 0.1%
Washington Health Care Facilities Authority RB, 5.00%, 08/01/49 (Put 08/01/25)(b)	800	802,643

Wisconsin — 3.6%
State of Wisconsin GO, 4.61%, 05/01/25 (Call 11/01/24), (SIFMA Municipal Swap Index)(a)(b)	19,990	19,692,968
Wisconsin Health & Educational Facilities Authority RB, 4.37%, 08/15/54 (Put 07/01/26), (SIFMA Municipal Swap Index)(a)(b)	2,000	1,993,523

		21,686,491

Total Municipal Debt Obligations — 100.6% (Cost $611,671,430)		608,892,104

	Shares

Money Market Funds

BlackRock Liquidity Funds: MuniCash, 3.82%(d)(e)	91,129	91,129

Total Money Market Funds — 0.0% (Cost: $91,129)		91,129

Total Investments — 100.6% (Cost: $611,762,559)		608,983,233

Liabilities in Excess of Other Assets — (0.6)%		(3,780,398)

Net Assets — 100.0%		$605,202,835

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Short Maturity Municipal Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash, 3.57%	$28,912	$61,258	(a)	$—	$959	$—	$91,129	91,129	$14,894	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$608,892,104	$—	$608,892,104
Short-Term Securities
Money Market Funds	91,129	—	—	91,129

	$91,129	$608,892,104	$—	$608,983,233

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

American Express Credit Account Master Trust, Class A, 4.95%, 10/15/27	$14,709	$14,520,453
BMW Vehicle Lease Trust
5.27%, 02/25/25	3,870	3,862,089
5.95%, 08/25/25	19,139	19,139,193
BMW Vehicle Owner Trust, 2.52%, 12/26/24 (Call 12/25/25)	1,421	1,416,950
Carmax Auto Owner Trust, 6.17%, 06/15/26 (Call 09/15/26), (30-day SOFR + 0.850%)(a)	16,756	16,773,331
CarMax Auto Owner Trust
2.81%, 05/15/25 (Call 03/15/26)	329	328,778
5.23%, 01/15/26 (Call 07/15/26)	15,862	15,802,925
6.08%, 12/15/26	13,818	13,817,306
6.12%, 12/15/26	710	710,302
Carmax Auto Owner Trust 2022-4, 5.34%, 12/15/25 (Call 09/15/26)	7,301	7,281,041
Carmax Auto Owner Trust 2023-3, 5.92%, 11/16/26	12,180	12,163,452
Chase Issuance Trust, 3.97%, 09/15/27	14,100	13,673,163
CNH Equipment Trust, 5.34%, 09/15/26 (Call 08/15/27)	8,421	8,375,684
Ford Credit Auto Lease Trust
5.19%, 06/15/25 (Call 08/15/25)	2,957	2,949,829
5.90%, 02/15/26	7,684	7,674,745
Ford Credit Auto Owner Trust, 3.44%, 02/15/25 (Call 12/15/25)	2,058	2,051,990
Honda Auto Receivables Owner Trust
1.44%, 10/15/24 (Call 08/15/25)	1,403	1,398,295
5.41%, 04/15/26 (Call 09/15/26)	15,800	15,725,696
Hyundai Auto Lease Securitization Trust
2.75%, 10/15/24 (Call 09/15/24)(b)	1,766	1,763,634
4.34%, 01/15/25 (Call 02/15/25)(b)	1,173	1,168,786
5.20%, 04/15/25 (Call 05/15/25)(b)	8,414	8,387,156
5.47%, 09/15/25 (Call 09/15/25)(b)	7,286	7,260,560
6.07%, 09/15/25 (Call 09/15/25), (30-day SOFR + 0.750%)(a)(b)	7,873	7,881,857
Mercedes-Benz Auto Lease Trust, 5.24%, 11/17/25 (Call 01/15/26)	29,750	29,618,234
Mercedes-Benz Auto Receivables Trust, 5.92%, 11/16/26	10,655	10,653,100
Nissan Auto Receivables 2023-A Owner Trust, 5.97%, 02/17/26 (Call 12/15/26), (30-day SOFR + 0.650%)(a)	21,992	22,004,296
Nissan Auto Receivables Owner Trust, 4.50%, 08/15/25 (Call 11/15/26)	5,796	5,767,121
Toyota Auto Receivables Owner Trust
2.35%, 01/15/25 (Call 05/15/26)	1,459	1,454,103
5.28%, 05/15/26 (Call 04/15/27)	13,555	13,489,924
5.84%, 05/15/26 (Call 04/15/27), (30-day SOFR + 0.520%)(a)	12,898	12,890,245
USAA Auto Owner Trust, 5.83%, 07/15/26(b)	6,462	6,452,122
Volkswagen Auto Lease Trust, 5.87%, 01/20/26	22,639	22,608,483

Total Asset-Backed Securities — 5.0% (Cost: $310,222,466)		309,064,843

Certificates of Deposit

Bank of America NA, 5.90%, 05/14/24	30,450	30,447,689
Bank of Montreal
5.41%, 05/17/24	31,600	31,508,861

Security	Par (000)	Value

5.82%, 04/01/24	$18,140	$18,142,414
5.93%, 04/12/24	25,000	25,007,405
Bank of Nova Scotia, 5.80%, 01/26/24, (1-day SOFR + 0.490%)(a)	31,700	31,722,498
Barclays Bank PLC
5.54%, 02/07/24	16,800	16,784,058
5.70%, 02/16/24	25,000	24,983,971
BNP Paribas SA, 5.70%, 03/04/24	20,000	19,997,292
Canadian Imperial Bank of Commerce
5.40%, 02/08/24	25,000	24,979,134
5.81%, 02/05/24, (1-day SOFR + 0.500%)(a)	26,350	26,376,762
5.90%, 06/13/24	22,170	22,173,809
5.93%, 06/28/24	17,400	17,396,865
5.94%, 04/12/24	15,980	15,990,441
5.99%, 07/01/24, (1-day SOFR + 0.680%)(a)	15,500	15,528,066
Cooperatieve Rabobank UA, 5.18%, 02/01/24	25,000	24,961,138
Credit Industriel et Commercial
5.60%, 11/27/23	27,800	27,802,937
5.73%, 01/12/24	11,135	11,138,823
DNB Bank ASA
5.63%, 12/14/23	6,770	6,771,615
5.65%, 12/20/23	8,230	8,232,397
HSBC Bank USA NA
5.38%, 11/03/23	15,000	14,999,825
5.90%, 06/06/24	9,000	8,999,973
Macquarie Bank Ltd., 5.85%, 05/13/24, (1-day SOFR + 0.540%)(a)(b)	15,230	15,240,463
Mitsubishi UFJ Trust & Banking Corp., 5.86%, 06/06/24, (1-day SOFR + 0.550%)(a)	15,220	15,227,438
Mizuho Bank Ltd.
5.53%, 02/21/24	20,000	19,978,565
5.80%, 01/29/24	61,320	61,335,743
Natixis SA
5.15%, 11/02/23	12,500	12,499,749
5.26%, 02/02/24	20,000	19,965,461
5.70%, 12/01/23	50,000	50,009,775
5.97%, 05/20/24	39,040	39,045,757
Nordea Bank Abp, 5.91%, 04/12/24, (1-day SOFR + 0.600%)(a)	17,500	17,519,236
Royal Bank of Canada, 5.88%, 06/27/24	15,400	15,394,892
State Street Bank & Trust Co., 5.81%, 03/28/24, (1-day SOFR + 0.500%)(a)	15,000	15,009,299
Sumitomo Mitsui Banking Corp., 5.73%, 02/27/24, (1-day SOFR + 0.420%)(a)	20,210	20,218,770
Svenska Handelsbanken/New York NY, 5.86%, 04/29/24, (1-day SOFR + 0.550%)(a)	47,390	47,429,645
Swedbank AB, 5.41%, 11/02/23	47,300	47,299,955
Toronto-Dominion Bank
5.33%, 02/06/24	20,150	20,122,180
5.52%, 02/22/24	31,600	31,575,638
6.00%, 08/26/24	9,890	9,892,760
6.00%, 09/09/24	16,000	16,005,734
6.05%, 07/03/24	15,400	15,406,249
Wells Fargo Bank NA
5.81%, 01/22/24, (1-day SOFR + 0.500%)(a)	47,700	47,733,958
5.95%, 07/08/24, (1-day SOFR + 0.640%)(a)	25,000	25,031,986
Westpac Banking Corp., 5.63%, 11/06/23, (1-day SOFR + 0.320%)(a)	31,550	31,551,045

Total Certificates of Deposit — 16.3% (Cost: $1,017,411,639)		1,017,440,271

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper
Amazon.com Inc.
5.31%, 11/06/23	$10,887	$10,877,365
5.31%, 11/13/23	5,366	5,355,725
5.32%, 11/16/23	10,884	10,858,348
Amcor Finance USA Inc.
5.47%, 11/13/23	33,500	33,433,904
5.52%, 11/20/23	24,000	23,926,622
Amcor Flexibles North America Inc.
5.46%, 11/07/23	31,000	30,967,149
5.70%, 11/27/23	36,690	36,533,857
5.71%, 11/29/23	20,700	20,605,206
Ameren Corp., 5.42%, 11/01/23	6,250	6,249,059
American Electric Power Co. Inc., 5.44%, 11/08/23	15,000	14,981,881
American Honda Finance Corp.
5.46%, 11/16/23	46,360	46,247,764
5.72%, 01/08/24	12,500	12,364,516
5.74%, 01/16/24	29,500	29,142,344
ANZ New Zealand International Ltd.
5.33%, 11/09/23	23,350	23,318,924
5.73%, 07/03/24	24,500	23,577,535
AON Corp., 5.67%, 01/16/24	31,750	31,369,728
Australia & New Zealand Banking Group Ltd.,
5.30%, 11/01/23	20,000	19,997,054
Banco Santander SA, 5.61%, 02/01/24	57,000	56,186,385
BASF SE, 5.59%, 12/18/23	8,810	8,744,853
Bell Telephone Co. of Canada or Bell
Canada (The)
5.51%, 11/15/23	15,500	15,464,518
5.51%, 11/16/23	19,250	19,202,981
Brighthouse Financial Short Term Funding LLC,
5.37%, 11/14/23	4,413	4,403,797
Brookfield Corporate Treasury Ltd.
5.47%, 11/02/23	34,750	34,739,448
5.49%, 11/07/23	29,710	29,678,342
CDP Financial Inc.
5.60%, 02/23/24	31,400	30,847,885
5.81%, 06/07/24	2,464	2,379,576
Citigroup Global Markets Inc., 5.95%, 09/23/24	41,480	39,347,851
Commonwealth Bank of Australia
5.81%, 03/18/24, (1-day SOFR + 0.500%)(a)(b)	15,400	15,411,612
5.81%, 07/26/24	26,500	25,396,977
DNB Bank ASA
5.81%, 06/13/24	16,000	15,436,654
5.86%, 07/30/24	45,880	43,928,394
Eli Lilly & Co., 5.32%, 11/14/23	21,550	21,505,510
Eversource Energy, 5.49%, 11/09/23	37,432	37,380,686
Federation des Caisses Desjardins du Quebec
5.55%, 01/12/24	27,270	26,966,564
5.69%, 03/11/24	36,250	35,509,043
Fidelity National Information Services Inc.
5.43%, 11/06/23	31,250	31,221,726
5.48%, 11/14/23	30,750	30,684,627
5.51%, 11/20/23	31,500	31,403,788
5.52%, 11/21/23	33,670	33,561,917
FMS Wertmanagement
5.69%, 05/02/24	24,250	23,564,752
5.69%, 05/03/24	23,500	22,832,377
GlaxoSmithKline LLC, 5.33%, 11/06/23	26,240	26,216,703
HSBC Bank PLC, 6.16%, 11/01/23, (1-day SOFR + 0.850%)(a)(b)	20,000	20,000,396
HSBC USA Inc., 5.34%, 11/01/23	6,422	6,421,047

Security	Par (000)	Value

Hyundai Capital America, 5.42%, 11/08/23	$30,250	$30,213,637
ING U.S. Funding LLC, 5.83%, 06/07/24	32,020	30,918,986
Intercontinental Exchange Inc.
5.65%, 11/03/23	31,250	31,235,281
5.66%, 11/09/23	13,710	13,690,614
5.67%, 11/15/23	16,750	16,710,520
JP Morgan Securities LLC, 5.68%, 03/25/24	16,000	15,639,620
L’Oreal SA, 5.37%, 11/20/23	12,800	12,761,939
LSEGA Financing PLC
5.50%, 11/03/23	7,000	6,996,793
5.62%, 11/27/23	20,750	20,662,933
LVMH Moet Hennessy Louis Vuitton Inc., 5.44%, 01/16/24	15,000	14,827,445
LVMH Moet Hennessy Louis Vuitton SE
5.50%, 02/09/24	15,681	15,442,626
5.51%, 02/12/24	8,190	8,061,684
5.71%, 05/17/24	16,700	16,188,652
5.72%, 05/23/24	9,243	8,951,628
Macquarie Bank Ltd.
5.73%, 02/12/24	17,500	17,215,109
5.88%, 05/13/24	30,000	29,074,562
5.88%, 05/16/24	17,500	16,951,760
5.95%, 01/09/24, (1-day SOFR + 0.640%)(a)(b)	15,000	15,011,820
Marriott International Inc., 5.63%, 11/21/23	22,250	22,182,014
Mercedes-Benz Finance North America LLC, 5.55%, 01/11/24	30,293	29,960,383
Microchip Technology Inc.
5.60%, 11/07/23	5,300	5,294,239
5.62%, 11/17/23	16,500	16,456,346
5.63%, 11/21/23	15,750	15,698,477
5.64%, 11/28/23	8,210	8,174,130
Mitsubishi HC Finance America LLC, 5.47%, 11/06/23	16,000	15,985,417
MUFG Bank Ltd.
5.59%, 01/17/24	15,800	15,610,991
5.78%, 04/12/24	25,700	25,040,688
National Australia Bank Ltd., 5.56%, 03/01/24, (1-day SOFR + 0.250%)(a)(b)	20,000	19,995,960
National Bank of Canada, 5.64%, 02/23/24	33,438	32,845,778
NatWest Markets PLC, 5.95%, 05/20/24	15,920	15,405,466
NextEra Energy Capital Holdings Inc., 5.60%, 12/05/23	25,500	25,361,910
Nutrien Ltd., 5.62%, 11/30/23	4,000	3,981,367
Penske Truck Leasing Co. LP
5.51%, 11/03/23	10,250	10,245,298
5.59%, 11/14/23	20,000	19,956,586
5.62%, 11/17/23	31,050	30,967,856
PPG Industries Inc.
5.42%, 11/02/23	17,770	17,764,646
5.43%, 11/03/23	39,290	39,272,240
PSP Capital Inc., 5.34%, 11/13/23	9,250	9,232,195
Pure Grove Funding, 5.53%, 01/08/24	20,000	19,790,202
Ryder System Inc.
5.43%, 11/06/23	5,450	5,445,069
5.49%, 11/16/23	1,500	1,496,346
5.52%, 11/20/23	20,890	20,826,131
Sanofi SA, 5.64%, 04/08/24	15,419	15,041,634
Societe Generale SA, 5.71%, 04/24/24	27,160	26,422,796
Spire Inc.
5.42%, 11/01/23	30,110	30,105,465
5.43%, 11/03/23	14,250	14,243,559
5.57%, 11/28/23	17,750	17,673,398

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

5.61%, 12/07/23	$14,750	$14,665,500
Suncorp-Metway Ltd., 5.90%, 01/30/24	16,250	16,011,259
Toyota Industries Commercial Finance Inc.
5.52%, 01/26/24	16,400	16,184,236
5.53%, 02/05/24	6,053	5,964,075
5.63%, 04/22/24	7,510	7,311,158
United Overseas Bank Ltd., 5.78%, 04/16/24	10,540	10,263,138
United Parcel Service Inc., 5.43%, 01/17/24	5,750	5,683,099
Verizon Communications Inc., 5.44%, 11/07/23	77,880	77,797,772
Vulcan Materials Co.
5.44%, 11/08/23	15,750	15,730,975
5.60%, 12/05/23	17,500	17,405,233
VW Credit Inc.
5.42%, 11/01/23	5,500	5,499,172
5.48%, 11/14/23	18,000	17,961,714
5.49%, 11/16/23	15,390	15,352,512
5.53%, 11/21/23	31,500	31,398,772
5.76%, 01/24/24	14,350	14,157,607
Westpac Banking Corp., 5.76%, 05/06/24	34,270	33,270,036
Westpac Securities NZ Ltd., 4.68%, 02/23/24	10,000	9,852,776

Total Commercial Paper — 35.8% (Cost: $2,234,465,683)		2,233,786,620

Corporate Bonds & Notes

Aerospace & Defense — 0.2%
Lockheed Martin Corp., 4.95%, 10/15/25 (Call 09/15/25)	6,195	6,150,003
RTX Corp., 5.00%, 02/27/26 (Call 01/27/26)	5,590	5,493,341

		11,643,344

Agriculture — 0.7%
Cargill Inc.
0.40%, 02/02/24 (Call 01/02/24)(b)(c)	10,165	10,026,342
3.50%, 04/22/25 (Call 12/01/23)(b)	6,825	6,624,812
4.88%, 10/10/25 (Call 09/10/25)(b)(c)	14,235	14,082,103
Philip Morris International Inc., 5.13%, 11/15/24	16,000	15,890,490

		46,623,747

Auto Manufacturers — 4.6%
American Honda Finance Corp.
0.75%, 08/09/24	3,235	3,110,746
6.02%, 01/10/25, (1-day SOFR + 0.670%)(a)(c)	15,000	15,000,478
BMW U.S. Capital LLC
0.75%, 08/12/24(b)	2,925	2,814,321
0.80%, 04/01/24(b)(c)	3,350	3,280,265
5.72%, 08/12/24, (1-day SOFR + 0.380%)(a)(b)	19,960	19,950,650
5.87%, 04/01/24, (1-day SOFR + 0.530%)(a)(b)	15,615	15,624,013
Daimler Trucks Finance North America LLC
1.13%, 12/14/23(b)(c)	4,000	3,978,171
5.20%, 01/17/25(b)	9,295	9,212,781
5.60%, 08/08/25(b)	10,155	10,084,309
Hyundai Capital America
0.80%, 01/08/24(b)	3,000	2,970,136
5.80%, 06/26/25(b)	7,590	7,544,841
5.95%, 09/21/26(b)(c)	15,400	15,265,635
6.25%, 11/03/25(b)	15,600	15,597,716
6.49%, 08/04/25, (1-day SOFR + 1.150%)(a)(b)	14,525	14,526,910
Mercedes-Benz Finance North America LLC,
5.38%, 08/01/25(b)(c)	15,290	15,233,783
PACCAR Financial Corp., 3.15%, 06/13/24	8,865	8,723,707
Toyota Motor Credit Corp.
0.50%, 06/18/24	4,000	3,871,414

Security	Par (000)	Value

Auto Manufacturers (continued)
2.50%, 03/22/24	$15,000	$14,811,715
3.65%, 08/18/25(c)	13,145	12,718,118
4.40%, 09/20/24	15,000	14,830,809
5.63%, 09/13/24, (1-day SOFR + 0.290%)(a)	12,000	11,983,452
5.83%, 08/22/24, (1-day SOFR + 0.520%)(a)	15,110	15,118,310
5.93%, 06/13/24, (1-day SOFR + 0.620%)(a)(c)	15,210	15,225,942
5.96%, 03/22/24, (1-day SOFR + 0.620%)(a)(c)	10,000	10,004,208
Volkswagen Group of America Finance LLC 5.80%, 09/12/25(b)(c)	10,000	9,952,729
6.29%, 06/07/24, (1-day SOFR + 0.950%)(a)(b)	12,380	12,403,356

		283,838,515

Auto Parts & Equipment — 0.0%
Aptiv PLC, 2.40%, 02/18/25 (Call 11/13/23)(c)	3,275	3,123,707

Banks — 13.5%
Australia & New Zealand Banking Group Ltd.
4.83%, 02/03/25(b)(c)	14,970	14,819,324
5.09%, 12/08/25	10,810	10,690,854
5.67%, 10/03/25	15,000	15,022,515
6.09%, 07/03/25, (1-day SOFR + 0.750%)(b)(c)	14,655	14,693,500
Banco Santander SA 3.89%, 05/24/24	15,800	15,582,873
5.74%, 06/30/24, (1-year CMT + 0.450%)(a)(c)	8,200	8,173,512
Bank of America Corp. 5.75%, 06/14/24 (Call 05/14/24), (1-day SOFR + 0.410%)(a)	18,580	18,557,149
Series 2025, 6.00%, 02/04/25 (Call 02/04/24), (1-day SOFR + 0.660%)(a)	15,000	14,966,173
Bank of Montreal, 5.66%, 12/04/23, (1-day SOFR + 0.350%)(a)	20,000	20,003,720
Banque Federative du Credit Mutuel SA, 4.93%, 01/26/26(b)	17,400	16,922,069
Citibank NA, 6.15%, 09/29/25 (Call 08/29/25), (1-day SOFR + 0.805%)(a)	15,440	15,445,558
Citigroup Inc., 4.14%, 05/24/25 (Call 05/24/24), (1-day SOFR + 1.372%)(a)(c)	4,770	4,711,115
Commonwealth Bank of Australia, 5.50%, 09/12/25	15,210	15,194,129
Commonwealth Bank of Australia/New York NY, 5.08%, 01/10/25	17,800	17,712,993
Cooperatieve Rabobank UA, 5.50%, 07/18/25	15,300	15,200,543
Cooperatieve Rabobank UA/NY, 3.88%, 08/22/24	16,800	16,515,953
Credit Suisse AG/New York NY 0.50%, 02/02/24	5,335	5,248,490
5.74%, 02/02/24, (1-day SOFR + 0.390%)(a)	15,000	14,968,800
5.86%, 01/19/24, (1-day SOFR + 0.540%)(a)	10,000	10,006,923
Deutsche Bank AG/New York NY 4.16%, 05/13/25	6,905	6,701,125
Series E, 0.96%, 11/08/23	20,815	20,793,920
Series E, 5.84%, 11/08/23,
(1-day SOFR + 0.500%)(a)	16,220	16,219,303
Goldman Sachs Group Inc. (The), 1.22%, 12/06/23 (Call 11/06/23)	12,000	11,947,593
HSBC Holdings PLC, 1.16%, 11/22/24 (Call 11/22/23), (1-day SOFR + 0.580%)(a)	6,995	6,974,007
JPMorgan Chase & Co., 3.85%, 06/14/25 (Call 06/14/24), (1-day SOFR + 0.980%)(a)	16,100	15,852,721
KeyBank NA, 4.70%, 01/26/26 (Call 12/26/25)	3,275	3,041,655
KeyBank NA/Cleveland OH 4.15%, 08/08/25	5,370	4,994,149

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.66%, 06/14/24 (Call 12/01/23), (1-day SOFR + 0.320%)(a)(c)	$10,000	$9,755,951
5.66%, 06/14/24 (Call 12/01/23), (1-day SOFR + 0.320%)(a)(c)	15,565	15,219,855
Mitsubishi UFJ Financial Group Inc.
4.79%, 07/18/25 (Call 07/18/24), (1-year CMT + 1.700%)(a)	9,010	8,907,513
5.06%, 09/12/25 (Call 09/12/24), (1-year CMT + 1.550%)(a)	15,675	15,503,640
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(a)	12,775	12,694,846
Morgan Stanley
3.62%, 04/17/25 (Call 04/17/24), (1-day SOFR + 1.160%)(a)(c)	6,865	6,776,329
5.80%, 01/25/24 (Call 12/25/23), (1-day SOFR + 0.455%)(a)	21,000	20,999,790
5.97%, 01/24/25 (Call 01/24/24), (1-day SOFR + 0.625%)(a)	15,000	14,962,650
6.51%, 04/17/25 (Call 04/17/24), (1-day SOFR + 0.950%)(a)	10,000	10,015,483
Morgan Stanley Bank NA, 5.48%, 07/16/25 (Call 06/16/25)	7,520	7,487,037
National Australia Bank Ltd./New York
4.97%, 01/12/26	17,800	17,589,709
5.20%, 05/13/25	13,305	13,220,050
National Securities Clearing Corp., 5.15%, 05/30/25(b)	5,105	5,068,049
Nordea Bank Abp
3.60%, 06/06/25(b)	10,665	10,291,850
4.75%, 09/22/25(b)	16,900	16,550,118
PNC Financial Services Group Inc. (The), 5.67%, 10/28/25 (Call 10/28/24), (1-day SOFR + 1.090%)(a)	15,526	15,369,032
Societe Generale SA, 4.35%, 06/13/25(b)(c)	15,000	14,579,591
Sumitomo Mitsui Financial Group Inc.
0.51%, 01/12/24(c)	3,580	3,541,701
5.46%, 01/13/26	17,800	17,565,245
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 09/16/24(b)(c)	12,000	11,463,427
2.55%, 03/10/25(b)(c)	10,000	9,543,015
5.65%, 09/14/26(b)	12,000	11,909,650
5.72%, 02/13/24, (1-day SOFR + 0.410%)(a)	30,000	30,011,873
5.78%, 09/16/24, (1-day SOFR + 0.440%)(a)(b)	15,000	14,975,688
Svenska Handelsbanken AB, 3.65%, 06/10/25(b)(c)	15,900	15,344,883
Truist Bank, 5.54%, 01/17/24 (Call 11/13/23),
(1-day SOFR + 0.200%)(a)	45,000	44,927,526
UBS AG
5.80%, 09/11/25	8,000	7,956,727
6.27%, 09/11/25, (1-day SOFR + 0.930%)(a)	8,000	7,992,891
UBS AG/London
0.45%, 02/09/24(b)	7,000	6,890,052
0.70%, 08/09/24(b)(c)	4,330	4,154,996
1.38%, 01/13/25 (Call 12/13/24)(b)(c)	6,970	6,579,188
5.70%, 02/09/24, (1-day SOFR + 0.360%)(a)(b)	5,000	4,997,842
5.79%, 08/09/24, (1-day SOFR + 0.450%)(a)(b)	8,470	8,453,992
UBS Group AG, 4.49%, 08/05/25 (Call 08/05/24), (1-year CMT + 1.600%)(a)(b)(c)	8,810	8,666,174
Wells Fargo Bank NA, 5.55%, 08/01/25 (Call 07/01/25)	15,230	15,175,684
Westpac Banking Corp. 1.02%, 11/18/24(c)	3,550	3,379,968

Security	Par (000)	Value

Banks (continued)
5.35%, 10/18/24(c)	$17,600	$17,532,094
5.64%, 11/18/24, (1-day SOFR + 0.300%)(a)	23,886	23,839,336

		840,854,111

Chemicals — 0.5%
Ecolab Inc., 0.90%, 12/15/23 (Call 11/13/23)	8,800	8,746,421
Linde Inc., 4.80%, 12/05/24(c)	17,700	17,581,129
Sherwin-Williams Co. (The), 4.05%, 08/08/24(c)	7,310	7,201,211

		33,528,761

Computers — 0.2%
Hewlett Packard Enterprise Co., 5.90%, 10/01/24	15,400	15,372,222

Cosmetics & Personal Care — 0.2%
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24 (Call 11/16/23)(c)	9,235	9,114,523
Unilever Capital Corp., 0.63%, 08/12/24 (Call 11/16/23)	5,975	5,740,744

		14,855,267

Diversified Financial Services — 1.3%
American Express Co.
0.75%, 11/03/23	10,000	9,998,672
3.38%, 05/03/24(c)	7,600	7,506,216
5.57%, 11/03/23, (1-day SOFR + 0.230%)(a)	10,000	9,999,968
6.27%, 03/04/25 (Call 02/01/25), (1-day SOFR + 0.930%)(a)(c)	8,235	8,251,349
6.34%, 10/30/26 (Call 10/30/25), (1-day SOFR + 1.330%)(a)	15,700	15,744,504
Capital One Financial Corp., 4.17%, 05/09/25 (Call 05/09/24), (1-day SOFR + 1.370%)(a)	15,800	15,480,108
CDP Financial Inc., 4.50%, 02/13/26(b)	9,219	9,044,840
LSEGA Financing PLC, 0.65%, 04/06/24 (Call 03/06/24)(b)	3,895	3,803,138

		79,828,795

Electric — 2.0%
Florida Power & Light Co.
4.45%, 05/15/26 (Call 04/15/26)(c)	7,965	7,791,581
5.72%, 01/12/24 (Call 11/13/23), (1-day SOFR + 0.380%)(a)	8,240	8,240,105
National Rural Utilities Cooperative Finance Corp., Series D, 5.67%, 10/18/24, (1-day SOFR + 0.330%)(a)	5,000	4,993,705
NextEra Energy Capital Holdings Inc. 2.94%, 03/21/24 (Call 12/01/23)	15,000	14,819,520
4.26%, 09/01/24	28,679	28,216,665
5.74%, 11/03/23, (1-day SOFR + 0.400%)(a)	30,000	29,999,991
6.05%, 03/01/25	5,275	5,271,980
WEC Energy Group Inc.
4.75%, 01/09/26 (Call 12/09/25)	10,000	9,756,444
5.00%, 09/27/25 (Call 08/27/25)(c)	7,465	7,355,013
Wisconsin Public Service Corp., 5.35%, 11/10/25 (Call 10/10/25)	8,520	8,492,172

		124,937,176

Electronics — 0.0%
Amphenol Corp., 4.75%, 03/30/26	2,840	2,774,576

Food — 1.0%
Hormel Foods Corp., 0.65%, 06/03/24 (Call 11/16/23)(c)	12,125	11,759,294

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Nestle Holdings Inc.
0.61%, 09/14/24 (Call 12/01/23)(b)(c)	$35,000	$33,519,530
4.00%, 09/12/25 (Call 08/12/25)(b)(c)	17,000	16,633,195

		61,912,019

Health Care - Services — 0.6%
Roche Holdings Inc.
1.88%, 03/08/24(b)	15,000	14,798,233
5.58%, 03/05/24, (1-day SOFR + 0.240%)(a)(b)	5,370	5,370,792
UnitedHealth Group Inc., 5.00%, 10/15/24(c)	17,600	17,499,985

		37,669,010

Insurance — 3.2%
Athene Global Funding, 2.51%, 03/08/24(b)	10,000	9,862,745
Brighthouse Financial Global Funding, 1.20%, 12/15/23(b)	17,000	16,904,469
MassMutual Global Funding II
4.15%, 08/26/25(b)	7,302	7,105,518
6.33%, 07/10/26, (1-day SOFR + 0.980%)(b)	15,252	15,295,251
Metropolitan Life Global Funding I
0.55%, 06/07/24(b)(c)	3,590	3,478,359
5.00%, 01/06/26(b)	10,000	9,849,166
5.66%, 01/07/24, (1-day SOFR + 0.320%)(a)(b)(c)	27,000	27,001,093
New York Life Global Funding
3.15%, 06/06/24(b)(c)	8,400	8,270,136
3.60%, 08/05/25(b)	16,500	15,958,897
5.77%, 06/06/24, (1-day SOFR + 0.430%)(a)(b)	9,130	9,132,512
6.04%, 06/13/25, (1-day SOFR + 0.700%)(b)	18,500	18,542,450
Northwestern Mutual Global Funding
4.00%, 07/01/25(b)	16,300	15,854,360
6.04%, 06/13/25, (1-day SOFR + 0.700%)(b)	15,400	15,409,077
Pacific Life Global Funding II, 6.20%, 06/16/25, (1-day SOFR + 0.860%)(b)	14,705	14,716,598
Principal Life Global Funding II
0.75%, 08/23/24(b)	660	631,123
5.72%, 08/23/24, (1-day SOFR + 0.380%)(a)(b)	635	634,599
Protective Life Global Funding, 5.37%, 01/06/26(b)(c)	10,000	9,909,179

		198,555,532

Internet — 0.8%
Amazon.com Inc.
2.73%, 04/13/24	20,000	19,735,851
3.00%, 04/13/25	10,000	9,672,424
eBay Inc., 5.90%, 11/22/25 (Call 10/22/25)	17,600	17,615,543

		47,023,818

Machinery — 1.7%
Caterpillar Financial Services Corp.
0.95%, 01/10/24	20,000	19,820,823
4.35%, 05/15/26	15,800	15,418,992
5.59%, 05/17/24, (1-day SOFR + 0.245%)(a)	10,000	9,998,614
5.61%, 09/13/24, (1-day SOFR + 0.270%)(a)	15,620	15,616,251
John Deere Capital Corp.
0.90%, 01/10/24	3,605	3,571,943
3.40%, 06/06/25	10,390	10,062,847
4.80%, 01/09/26(c)	17,800	17,564,753
5.55%, 10/11/24, (1-day SOFR + 0.200%)(a)(c)	14,290	14,290,695

		106,344,918

Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV, 5.77%,
03/11/24, (1-day SOFR + 0.430%)(a)(b)	18,980	18,985,884

Security	Par (000)	Value

Media — 0.0%
Comcast Corp., 5.25%, 11/07/25	$2,950	$2,934,344

Oil & Gas — 0.3%
ConocoPhillips Co., 2.13%, 03/08/24 (Call 11/13/23)	16,000	15,793,597

Pharmaceuticals — 0.8%
Merck & Co. Inc., 2.75%, 02/10/25 (Call 11/10/24)	17,000	16,441,246
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	31,500	31,100,943

		47,542,189

Pipelines — 0.9%
Enbridge Inc.
2.15%, 02/16/24	5,530	5,463,917
5.97%, 02/16/24, (1-day SOFR + 0.630%)(a)	10,125	10,131,651
Enterprise Products Operating LLC, 5.05%, 01/10/26	12,365	12,218,422
TransCanada PipeLines Ltd., 1.00%, 10/12/24 (Call 09/12/24)	27,205	25,901,012

		53,715,002

Real Estate Investment Trusts — 0.2%
Public Storage, 5.95%, 07/25/25, (1-day SOFR + 0.600%)	11,250	11,261,919

Retail — 0.9%
Home Depot Inc. (The), 4.00%, 09/15/25 (Call 08/15/25)	5,170	5,042,993
Lowe’s Companies Inc.
4.40%, 09/08/25	11,510	11,251,805
4.80%, 04/01/26 (Call 03/01/26)	6,660	6,523,115
Starbucks Corp., 5.76%, 02/14/24 (Call 11/13/23), (1-day SOFR + 0.420%)(a)	11,515	11,515,155
Walmart Inc., 3.90%, 09/09/25	20,000	19,537,688

		53,870,756

Savings & Loans — 0.3%
Nationwide Building Society, 0.55%, 01/22/24(b)	16,520	16,319,952

Semiconductors — 0.3%
Analog Devices Inc., 5.59%, 10/01/24, (1-day SOFR + 0.250%)(a)	15,330	15,323,559
NVIDIA Corp., 0.58%, 06/14/24 (Call 11/13/23)	5,305	5,143,311

		20,466,870

Software — 0.3%
Intuit Inc., 5.25%, 09/15/26 (Call 08/15/26)(c)	11,165	11,131,748
salesforce.com Inc., 0.63%, 07/15/24 (Call 11/13/23)	9,415	9,086,495

		20,218,243

Telecommunications — 0.5%
Bell Telephone Co. of Canada or Bell Canada (The), Series US-3, 0.75%, 03/17/24(c)	21,081	20,660,552
NTT Finance Corp.
0.58%, 03/01/24(b)(c)	6,005	5,898,700
4.14%, 07/26/24(b)(c)	2,830	2,792,987
Verizon Communications Inc., 0.75%, 03/22/24	3,580	3,509,486

		32,861,725

Total Corporate Bonds & Notes — 35.3% (Cost: $2,226,633,414)		2,202,855,999

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Illinois — 0.1%
State of Illinois GO, 5.25%, 05/01/25	$5,865	$5,793,643

New York — 0.1%
Taxable Municipal Funding Trust RB
VRDN, 5.60%, 01/16/25 (Put 12/05/23)(b)(d)	1,015	1,015,000
VRDN, 5.60%, 09/01/30 (Put 05/01/25)(b)(d)	2,440	2,440,000

		3,455,000

Total Municipal Debt Obligations — 0.2% (Cost $9,320,000)		9,248,643

Repurchase Agreements(a)(e)

Bank of America Securities Inc., 5.44%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $10,001,511, collateralized by non-agency mortgage-backed security, 0.90% to 9.25%, due 05/28/24 to 01/15/43, par and fair value of $9,797,000 and $10,500,107, respectively)	10,000	10,000,000
Bank of America Securities Inc., 5.64%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $54,758,578, collateralized by non-agency mortgage-backed security, 2.00% to 8.86%, due 11/17/24 to 05/25/59, par and fair value of $69,326,248 and $59,160,543, respectively)	54,750	54,750,000
Bank of America Securities Inc., 5.82%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $10,001,617, collateralized by non-agency mortgage-backed security, 3.66%, due 10/25/59,par and fair value of $16,197,909 and $12,000,000, respectively)	10,000	10,000,000
BNP Paribas, 5.68%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $36,755,798,collateralized by non-agency mortgage-backed security, 0.65% to 10.50%, due 11/13/23 to 12/31/79, par and fair value of $54,796,778 and $40,146,412, respectively)	36,750	36,750,000
Citigroup Global Markets Inc, 5.62%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $9,001,405, collateralized by non-agency mortgage-backed security, 6.76% to 6.84%, due 07/15/34 to 10/20/34, par and fair value of $9,717,570 and $9,651,430, respectively)	9,000	9,000,000
Citigroup Global Markets Inc, 5.64%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $12,001,880, collateralized by non-agency mortgage-backed security, 6.76% to 7.19%, due 07/15/34 to 07/15/35, par and fair value of $12,862,999 and $12,832,650, respectively)	12,000	12,000,000
Goldman Sachs & Co. LLC, 5.83%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $90,014,575, collateralized by U.S. Government Agency and non-agency mortgage-backed security, 1.49% to 10.75%, due 12/15/23 to 03/25/52, par and fair value of $112,811,881 and $94,500,001, respectively)	90,000	90,000,000

Security	Par (000)	Value

Mizuho Securities USA Inc., 5.77%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $6,000,962, collateralized by non-agency mortgage-backed security, 4.63% to 8.67%, due 05/12/26 to 06/03/50, par and fair value of $6,501,241 and $6,393,662, respectively)	$6,000	$6,000,000
Mizuho Securities USA Inc., 5.87%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $30,004,892, collateralized by non-agency mortgage-backed security, 4.90% to 7.78%, due 08/15/30 to 07/25/49, par and fair value of $35,072,845 and $33,001,749, respectively)	30,000	30,000,000
Wells Fargo Securities, 5.71%, 11/01/23 (Purchased on 10/31/23 to be repurchased at $77,012,213, collateralized by non-agency mortgage-backed security, 0.45% to 8.66%, due 09/16/24 to 04/15/35, par and fair value of $91,692,383 and $80,850,155, respectively)	77,000	77,000,000

Total Repurchase Agreements — 5.4% (Cost: $335,500,000)		335,500,000

U.S. Government Obligations

U.S. Government Obligations — 2.0%
U.S. Treasury Bill
5.41%, 12/05/23 (f)	31,400	31,243,088
5.47%, 01/18/24 (c)(f)	15,900	15,716,984
5.49%, 01/16/24 (f)	31,500	31,147,384
U.S. Treasury Note/Bond
4.75%, 07/31/25	30,890	30,688,491
5.00%, 08/31/25 (c)	15,530	15,497,241

Total U.S. Government Obligations — 2.0% (Cost: $123,964,250)		124,293,188

	Shares

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(g)(h)(i)	123,103,507	123,152,749

Total Money Market Funds — 2.0% (Cost: $123,127,159)		123,152,749

Total Investments — 102.0% (Cost: $6,380,644,611)		6,355,342,313

Liabilities in Excess of Other Assets — (2.0)%		(123,089,242)

Net Assets — 100.0%		$6,232,253,071

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Maturity date represents next reset date.
(f)	Rates are discount rates or a range of discount rates as of period end.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	BlackRock Ultra Short-Term Bond ETF

(i) All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$56,987,823	$66,141,355	(a)	$—	$(3,800)	$27,371	$123,152,749	123,103,507	$271,539	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	190,048		—

					$(3,800)	$27,371	$123,152,749		$461,587		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$309,064,843	$—	$309,064,843
Certificates of Deposit	—	1,017,440,271	—	1,017,440,271
Commercial Paper	—	2,233,786,620	—	2,233,786,620
Corporate Bonds & Notes	—	2,202,855,999	—	2,202,855,999
Municipal Debt Obligations	—	9,248,643	—	9,248,643
Repurchase Agreements	—	335,500,000	—	335,500,000
U.S. Government & Agency Obligations	—	124,293,188	—	124,293,188
Short-Term Securities
Money Market Funds	123,152,749	—	—	123,152,749

	$123,152,749	$6,232,189,564	$—	$6,355,342,313

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,881,469,182	$608,892,104	$5,896,689,564
Investments, at value — affiliated(c)	257,621,268	91,129	123,152,749
Cash	511,968	9,781	143,762
Foreign currency, at value(d)	3,558,412	—	—
Repurchase agreements, at value — unaffiliated(e)	—	—	335,500,000
Receivables:
Investments sold	274,186	5,028,990	—
Securities lending income — affiliated	11,879	—	26,143
Dividends — affiliated	864,882	2,165	18,266,240
Interest — unaffiliated	19,678,765	4,019,566	19,833,308
Unrealized appreciation on forward foreign currency exchange contracts	1,792,048	—	—

Total assets	3,165,782,590	618,043,735	6,393,611,766

LIABILITIES
Collateral on securities loaned, at value	40,095,736	—	123,163,812
Payables:
Investments purchased	—	2,748,815	37,770,782
Capital shares redeemed	—	9,962,025	—
Investment advisory fees	659,069	130,060	424,101
Variation margin on futures contracts	72,483	—	—

Total liabilities	40,827,288	12,840,900	161,358,695

Commitments and contingent liabilities

NET ASSETS	$3,124,955,302	$605,202,835	$6,232,253,071

NET ASSETS CONSIST OF
Paid-in capital	$3,176,101,726	$606,244,586	$6,233,953,817
Accumulated loss	(51,146,424)	(1,041,751)	(1,700,746)

NET ASSETS	$3,124,955,302	$605,202,835	$6,232,253,071

NET ASSET VALUE
Shares outstanding	62,600,000	12,150,000	123,650,000

Net asset value	$49.92	$49.81	$50.40

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$2,908,021,663	$611,671,430	$5,922,017,452
(b) Securities loaned, at value	$38,668,271	$—	$119,667,412
(c) Investments, at cost — affiliated	$257,594,942	$91,129	$123,127,159
(d) Foreign currency, at cost	$3,575,086	$—	$—
(e) Repurchase agreements, at cost — unaffiliated	$—	$—	$335,500,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations

Year Ended October 31, 2023

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$4,909,677	$14,894	$190,048
Interest — unaffiliated	156,641,299	17,085,422	289,879,518
Securities lending income — affiliated — net	299,299	—	271,539
Other income — unaffiliated	102,478	—	—
Foreign taxes withheld	(6,578)	—	—

Total investment income	161,946,175	17,100,316	290,341,105

EXPENSES
Investment advisory	9,468,386	1,298,997	5,178,516

Total expenses	9,468,386	1,298,997	5,178,516

Less:
Investment advisory fees waived	(97,236)	—	—

Total expenses after fees waived	9,371,150	1,298,997	5,178,516

Net investment income	152,575,025	15,801,319	285,162,589

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,996,563)	(88)	(2,514,885)
Investments — affiliated	25,857	959	(3,800)
Capital gain distributions from underlying funds — affiliated	187	—	—
Forward foreign currency exchange contracts	(7,043,455)	—	—
Foreign currency transactions	(362,772)	—	—
In-kind redemptions — unaffiliated(a)	(588,387)	—	—

	(16,965,133)	871	(2,518,685)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	72,231,507	1,028,194	46,687,237
Investments — affiliated	30,042	—	27,371
Forward foreign currency exchange contracts	1,488,931	—	—
Foreign currency translations	(40,177)	—	—

Futures contracts	(72,483)	—	—

	73,637,820	1,028,194	46,714,608

Net realized and unrealized gain	56,672,687	1,029,065	44,195,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$209,247,712	$16,830,384	$329,358,512

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Short Maturity Bond ETF		BlackRock Short Maturity Municipal Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$152,575,025	$53,155,567	$15,801,319	$2,664,600
Net realized gain (loss)	(16,965,133)	13,998,568	871	(894)
Net change in unrealized appreciation (depreciation)	73,637,820	(102,613,181)	1,028,194	(4,216,983)

Net increase (decrease) in net assets resulting from operations	209,247,712	(35,459,046)	16,830,384	(1,553,277)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(149,817,488)	(49,011,290)	(14,761,848)	(1,873,888)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,164,640,543)	(539,564,075)	82,174,684	231,217,779

NET ASSETS
Total increase (decrease) in net assets	(1,105,210,319)	(624,034,411)	84,243,220	227,790,614
Beginning of year	4,230,165,621	4,854,200,032	520,959,615	293,169,001

End of year	$3,124,955,302	$4,230,165,621	$605,202,835	$520,959,615

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets (continued)

	BlackRock Ultra Short-Term Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$285,162,589	$78,105,196
Net realized loss	(2,518,685)	(10,085)
Net change in unrealized appreciation (depreciation)	46,714,608	(73,935,385)

Net increase in net assets resulting from operations	329,358,512	4,159,726

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(274,745,720)	(62,518,287)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(875,900,900)	1,305,237,758

NET ASSETS
Total increase (decrease) in net assets	(821,288,108)	1,246,879,197
Beginning of year	7,053,541,179	5,806,661,982

End of year	$6,232,253,071	$7,053,541,179

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Maturity Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19

Net asset value, beginning of year	$49.16	$50.07	$50.15	$50.36		$50.12

Net investment income(a)	2.00	0.58	0.38	0.91		1.37
Net realized and unrealized gain (loss)(b)	0.73	(0.95)	(0.03)	(0.16)		0.21

Net increase (decrease) from investment operations	2.73	(0.37)	0.35	0.75		1.58

Distributions from net investment income(c)	(1.97)	(0.54)	(0.43)	(0.96)		(1.34)

Net asset value, end of year	$49.92	$49.16	$50.07	$50.15		$50.36

Total Return(d)
Based on net asset value	5.67%	(0.75)%	0.70%	1.51%		3.19%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%		0.25%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%		0.25%

Net investment income	4.03%	1.17%	0.76%	1.81%		2.73%

Supplemental Data
Net assets, end of year (000)	$3,124,955	$4,230,166	$4,854,200	$4,397,750		$6,260,259

Portfolio turnover rate(f)	40%	44%	55%	67	%(g)	58	%(g)

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

(g)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short Maturity Municipal Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$49.62	$50.11	$50.19	$50.13	$49.85

Net investment income(a)	1.51	0.37	0.17	0.51	0.81
Net realized and unrealized gain (loss)(b)	0.11	(0.62)	(0.07)	0.13	0.26

Net increase (decrease) from investment operations	1.62	(0.25)	0.10	0.64	1.07

Distributions from net investment income(c)	(1.43)	(0.24)	(0.18)	(0.58)	(0.79)

Net asset value, end of year	$49.81	$49.62	$50.11	$50.19	$50.13

Total Return(d)
Based on net asset value	3.32%	(0.51)%	0.19%	1.29%	2.16%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	3.04%	0.75%	0.34%	1.02%	1.63%

Supplemental Data
Net assets, end of year (000)	$605,203	$520,960	$293,169	$291,091	$210,532

Portfolio turnover rate(f)	195%	98%	52%	108%	170%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Ultra Short-Term Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$49.99	$50.45	$50.54	$50.41	$50.15

Net investment income(a)	2.21	0.61	0.22	0.69	1.38
Net realized and unrealized gain (loss)(b)	0.34	(0.60)	(0.07)	0.25	0.23

Net increase from investment operations	2.55	0.01	0.15	0.94	1.61

Distributions from net investment income(c)	(2.14)	(0.47)	(0.24)	(0.81)	(1.35)

Net asset value, end of year	$50.40	$49.99	$50.45	$50.54	$50.41

Total Return(d)
Based on net asset value	5.22%	0.03%	0.29%	1.89%	3.25%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	4.41%	1.22%	0.44%	1.36%	2.74%

Supplemental Data
Net assets, end of year (000)	$6,232,253	$7,053,541	$5,806,662	$4,922,726	$2,195,391

Portfolio turnover rate(f)	41%	27%	47%	54%	16%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification

Short Maturity Bond	Diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2023 which are subject to offset under an MRA:

BlackRock ETF and Counterparty	Market Value of Repurchase Agreements	Cash Collateral Received at value	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Ultra Short-Term Bond
Bank of America Securities Inc.	$74,750,000	$—	$74,750,000		$—
BNP Paribas	36,750,000	—	36,750,000		—
Citigroup Global Markets Inc.	21,000,000	—	21,000,000		—
Goldman Sachs & Co. LLC	90,000,000	—	90,000,000		—
Mizuho Securities USA Inc.	36,000,000	—	36,000,000		—
Wells Fargo Securities	77,000,000	—	77,000,000		—

	$335,500,000	$—	$335,500,000		$—

(a)	Collateral received in excess of the market value of repurchase agreements is not presented in this table.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Short Maturity Bond
Barclays Bank PLC	$6,283,293	$(6,283,293)	$—		$—
Barclays Capital, Inc.	498,075	(498,075)	—		—
BMO Capital Markets Corp.	665,622	(665,622)	—		—
BNP Paribas SA	1,437,760	(1,437,760)	—		—
BofA Securities, Inc.	5,615,381	(5,615,381)	—		—
Citigroup Global Markets, Inc.	4,507,282	(4,507,282)	—		—
Deutsche Bank Securities, Inc.	99,834	(99,834)	—		—
Goldman Sachs & Co. LLC	1,425,803	(1,425,803)	—		—
HSBC Securities (USA), Inc.	5,254,110	(5,254,110)	—		—
J.P. Morgan Securities LLC	3,199,386	(3,199,386)	—		—
Mizuho Securities USA LLC	200,018	(200,018)	—		—
Morgan Stanley	5,348,802	(5,348,802)	—		—
Pershing LLC	836,817	(836,817)	—		—
RBC Capital Markets LLC	3,296,088	(3,296,088)	—		—

	$38,668,271	$(38,668,271)	$—		$—

Ultra Short-Term Bond
Barclays Capital, Inc.	$7,862,801	$(7,862,801)	$—		$—
BMO Capital Markets Corp.	7,405,244	(7,405,244)	—		—
BNP Paribas SA	170,041	(170,041)	—		—
BofA Securities, Inc.	47,450,081	(47,450,081)	—		—
Goldman Sachs & Co. LLC	20,828,985	(20,828,985)	—		—
HSBC Securities (USA), Inc.	3,191,550	(3,191,550)	—		—
J.P. Morgan Securities LLC	28,430,573	(28,430,573)	—		—
Jefferies LLC	145,335	(145,335)	—		—
Mizuho Securities USA LLC	100,105	(100,105)	—		—
Nomura Securities International, Inc.	3,307,575	(3,307,575)	—		—
Toronto-Dominion Bank	775,122	(775,122)	—		—

	$119,667,412	$(119,667,412)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

BlackRock ETF	Investment Advisory Fees
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the BlackRock Short Maturity Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived
Short Maturity Bond	$ 97,236

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Ultra Short-Term Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Amounts
Short Maturity Bond	$90,371
Ultra Short-Term Bond	80,212

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)
Short Maturity Municipal Bond	$52,040,586	$49,017,235	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

BlackRock ETF	Purchases	Sales	Purchases	Sales

Short Maturity Bond	$136,577,216	$108,219,678	$1,191,958,624	$2,268,256,579
Short Maturity Municipal Bond	—	—	1,016,541,456	934,851,000
Ultra Short-Term Bond	46,132,672	10,000,000	1,042,394,971	1,466,137,609

For the year ended October 31, 2023, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Short Maturity Bond	$—	$63,747,141

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to nondeductible expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings (Loss)
Short Maturity Bond	$(588,808)	$588,808
Ultra Short-Term Bond	(17,337)	17,337

The tax character of distributions paid was as follows:

BlackRock ETF	Year Ended 10/31/23	Year Ended 10/31/22
Short Maturity Bond
Ordinary income	$149,817,488	$49,011,290

Short Maturity Municipal Bond
Tax-exempt income(a)	$14,748,544	$1,873,888
Ordinary income	13,304	—

	$14,761,848	$1,873,888

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BlackRock ETF	Year Ended 10/31/23	Year Ended 10/31/22
Ultra Short-Term Bond
Ordinary income	$274,745,720	$62,518,287

(a)	The Funds designate these amounts paid during the fiscal year ended October 31, 2023, as exempt-interest dividends.

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Short Maturity Bond	$20,010,937	$(50,891,228)	$(20,266,133)	$(51,146,424)
Short Maturity Municipal Bond	1,879,793	(119,654)	(2,801,890)	(1,041,751)
Ultra Short-Term Bond	28,471,086	(4,864,522)	(25,307,310)	(1,700,746)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2023, the BlackRock Short Maturity Municipal Bond ETF utilized $1,037 of its capital loss carryforwards.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$3,165,904,010	$5,153,319	$(25,394,399)	$(20,241,080)
Short Maturity Municipal Bond	611,785,123	182,814	(2,984,704)	(2,801,890)
Ultra Short-Term Bond	6,380,649,623	20,513,348	(45,820,658)	(25,307,310)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Short Maturity Bond
Shares sold	12,900,000	$638,748,320	17,200,000	$852,350,848
Shares redeemed	(36,350,000)	(1,803,388,863)	(28,100,000)	(1,391,914,923)

	(23,450,000)	$(1,164,640,543)	(10,900,000)	$(539,564,075)

Short Maturity Municipal Bond
Shares sold	4,550,000	$226,690,029	4,900,000	$243,687,671
Shares redeemed	(2,900,000)	(144,515,345)	(250,000)	(12,469,892)

	1,650,000	$82,174,684	4,650,000	$231,217,779

Ultra Short-Term Bond
Shares sold	13,150,000	$659,521,192	42,250,000	$2,119,194,220
Shares redeemed	(30,600,000)	(1,535,422,092)	(16,250,000)	(813,956,462)

	(17,450,000)	$(875,900,900)	26,000,000	$1,305,237,758

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

On September 27 2023, the Board approved a proposal to change the name of BlackRock Short Maturity Bond ETF to BlackRock Short Duration Bond ETF, the Fund’s index to Bloomberg U.S. 1-3 Year Government/Credit Bond Index, as well as certain changes to the Fund’s investment objective. These changes became effective on November 1, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of BlackRock Short Duration Bond ETF, BlackRock Short Maturity Municipal Bond ETF and BlackRock Ultra Short-Term Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

BlackRock Short Maturity Bond ETF

BlackRock Short Maturity Municipal Bond ETF

BlackRock Ultra Short-Term Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$7,994,899
Ultra Short-Term Bond	729,650

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends
Short Maturity Bond	$142,539,259
Short Maturity Municipal Bond	13,304
Ultra Short-Term Bond	284,912,300

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

BlackRock ETF	Interest-Related Dividends
Short Maturity Bond	$115,160,922
Short Maturity Municipal Bond	13,304
Ultra Short-Term Bond	267,852,763

I M P O R T A N T T A X I N F O R M A T I O N	51

Board Review and Approval of Investment Advisory Contract

BlackRock Short Maturity Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark or stated investment objective.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract (continued)

BlackRock Short Maturity Municipal Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark or stated investment objective.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

BlackRock Ultra Short-Term Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark or stated investment objective.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management

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Board Review and Approval of Investment Advisory Contract (continued)

processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

(including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond	$1.970690	$—	$—	$1.970690	100%	—%	—%	100%
Ultra Short-Term Bond	2.140926	—	—	2.140926	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	59

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	63

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

FHA	Federal Housing Administration

GO	General Obligation

GTD	Guaranteed

LIBOR	London Interbank Offered Rate

PR	Prerefunded

RB	Revenue Bond

SAW	State Aid Withholding

SIFMA	Securities Industry and Financial Markets Associations

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

ST	Special Tax

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1023

OCTOBER 31, 2023

2023 Annual Report

iShares U.S. ETF Trust

• iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX

• iShares Inflation Hedged High Yield Bond ETF | HYGI | NYSE Arca

• iShares Inflation Hedged U.S. Aggregate Bond ETF | AGIH | NYSE Arca

• iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

• iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

• iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

• iShares Interest Rate Hedged U.S. Aggregate Bond ETF | AGRH | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment grade corporate bonds, as represented by the BlackRock Inflation Hedged Corporate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.18%	3.00%	2.48%	2.18%	15.94%	14.38%
Fund Market	2.47	3.01	2.50	2.47	15.97	14.51
Index	2.28	4.01	3.69	2.28	21.72	21.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 8, 2018. The first day of secondary market trading was May 10, 2018.

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Inflation Hedge Corporate Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 946.70	$ 0.25		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® Inflation Hedged Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds posted a gain in the annual period, as gauged by the 2.18% return for the Markit iBoxx USD Liquid Investment Grade Index. Although the rising-rate environment was a headwind for performance, the combination of income and falling credit spreads versus government bonds helped corporates finish with a positive total return. The Fund’s benchmark—the Blackrock Inflation Hedged Corporate Bond Index—slightly outperformed the broader market with a return of 2.28%.

The Fund returned 2.18% in net asset value. The Fund’s inflation hedge typically helps Fund performance if inflation comes in above market expectations. The Fund uses zero-coupon swaps at multiple points across the yield curve. If inflation exceeds the fixed rate on the CPI swaps, the swaps will be “in the money.” The Fund actively adjusted its hedge positioning based on changes in composition of the investment-grade bond portfolio (achieved through a position in iShares iBoxx $ Investment Grade Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements. The notional value of the hedges was typically about 4-6% of the portfolio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	94.3%
Short-term Investments	46.2
Swaps, net cumulative appreciation	6.6
Other assets less liabilities	(47.1)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	2.7%
Aa	4.6
A	45.1
Baa	44.7
Ba	2.2
Not Rated	0.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF

Investment Objective

The iShares Inflation Hedged High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the BlackRock Inflation Hedged High Yield Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ HighYield Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.88%	4.79%	4.88%	6.58%
Fund Market	5.03	4.90	5.03	6.74
Index	4.40	4.31	4.40	5.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,004.90	$ 0.25		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® Inflation Hedged High Yield Bond ETF

Portfolio Management Commentary

High yield corporate bonds delivered a solid gain in the annual period, as gauged by the 6.23% return for the Bloomberg US Corporate High Yield Index. Expectations that central banks were nearing the end of their rate-hiking cycles helped fuel positive investor sentiment, as did mounting hopes that the U.S. economy would avoid a recession. These developments contributed to a decline in credit spreads over the course of the period. Together with the contribution from income, the compression in spreads outweighed the headwind from rising yields in the government bond market.

The Fund returned 4.88% in net asset value terms. The Fund’s inflation hedge typically helps Fund performance if inflation comes in above market expectations. The Fund uses zero-coupon swaps at multiple points across the yield curve. If inflation exceeds the fixed rate on the CPI swaps, the swaps will be “in the money.” The Fund actively adjusted its hedge positioning based on changes in composition of the investment-grade bond portfolio (achieved through a position in iShares iBoxx $ High Yield Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements. The notional value of the hedges was typically about 1% of the portfolio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	95.0%
Short-term Investments	48.1
Swaps, net cumulative appreciation	0.6
Other assets less liabilities	(43.7)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Baa	1.8%
Ba	41.5
B	45.7
Caa	9.7
Ca	0.4
Not Rated	0.9

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Investment Objective

The iShares Inflation Hedged U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade bonds, as represented by the BlackRock Inflation Hedged U.S. Aggregate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Core U.S. Aggregate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	0.36%	(2.85)%	0.36%	(3.87)%
Fund Market	0.71	(2.73)	0.71	(3.70)
Index	0.62	(2.79)	0.62	(3.76)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 957.10	$ 0.49		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

Portfolio Management Commentary

Investment-grade bonds posted a narrow gain in the annual period, as gauged by the 0.36% return for Bloomberg U.S. Aggregate Index. Although the rising-rate environment was a headwind for performance, the combination of income and falling credit spreads versus government bonds helped the index finish with a slightly positive total return.

The Fund returned 0.36% in net asset value terms. The Fund’s inflation hedge typically helps Fund performance if inflation comes in above market expectations. The Fund uses zero-coupon swaps at multiple points across the yield curve. If inflation exceeds the fixed rate on the CPI swaps, the swaps will be “in the money.” The Fund actively adjusted its hedge positioning based on changes in composition of the investment-grade bond portfolio (achieved through a position in iShares Core U.S. Aggregate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	93.7%
Short-term Investments	3.4
Swaps, net cumulative appreciation	1.4
Other assets less liabilities	1.5

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	62.6%
Aa	2.2
A	13.3
Baa	12.0
Ba	0.4
Not Rated	9.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds, as represented by the BlackRock Interest Rate Hedged Corporate Bond Index, (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	9.65%	2.92%	2.35%	9.65%	15.48%	24.49%
Fund Market	10.09	2.94	2.36	10.09	15.62	24.57
Index	9.38	2.60	2.64	9.38	13.72	27.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 27, 2014. The first day of secondary market trading was May 28, 2014.

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged Corporate Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,036.90	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds posted a gain in the annual period, as gauged by the 2.18% return for the Markit iBoxx USD Liquid Investment Grade Index. Although the rising-rate environment was a headwind for performance, the combination of income and falling credit spreads versus government bonds helped corporates finish with a positive total return.

The Fund returned 9.65% in net asset value terms. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. The two-year U.S. Treasury note moved from 4.51% to 5.07% over the course of the 12-month period, and the 10-year yield rose from 4.10% to 4.88%. Both issues finished October 2023 near their highest levels since 2007. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk through the use of interest-rate swaps and U.S. Treasury futures contracts.

The Fund actively adjusted its hedge positioning based on changes in the composition of the investment-grade bond portfolio (achieved through a position in iShares iBoxx $ Investment Grade Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, rate movements had a minimal effect on the Fund’s return. Instead, the Fund’s net asset value fluctuated based on direct exposure to the credit spreads of investment-grade corporate bonds, independent of rising rates. The Fund’s positive return therefore reflects the decrease in credit spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	93.4%
Short-term Investments	47.9
Swaps, net cumulative appreciation	11.2
Other assets less liabilities	(52.5)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	2.7%
Aa	4.6
A	45.1
Baa	44.7
Ba	2.2
Not Rated	0.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the BlackRock Interest Rate Hedged High Yield Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	7.97%	3.69%	3.28%	7.97%	19.87%	35.59%
Fund Market	8.06	3.70	3.29	8.06	19.94	35.77
Index	7.29	3.50	3.47	7.29	18.77	37.88
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 27, 2014. The first day of secondary market trading was May 28, 2014.

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged High Yield Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,043.50	$ 0.26		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

High yield corporate bonds delivered a solid gain in the annual period, as gauged by the 5.11% return for the Markit iBoxx USD Liquid High Yield Index. Expectations that central banks were nearing the end of their rate-hiking cycles helped fuel positive investor sentiment, as did mounting hopes that the U.S. economy would avoid a recession. These developments contributed to a decline in credit spreads over the course of the period. Together with the contribution from income, the compression in spreads outweighed the headwind from rising yields in the government bond market.

The Fund returned 7.97% in net asset value terms. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. The two-year U.S. Treasury note moved from 4.51% to 5.07% over the course of the 12-month period, and the 10-year yield rose from 4.10% to 4.88%. Both issues finished October 2023 near their highest levels since 2007. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk through the use of interest-rate swaps and U.S. Treasury futures contracts.

The Fund actively adjusted its hedge positioning based on changes in the composition of the high-yield bond portfolio (achieved through a position in iShares iBoxx $ High Yield Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, rate movements had a minimal effect on the Fund’s return. Instead, the Fund’s net asset value fluctuated based on direct exposure to the credit spreads of high yield corporate bonds, independent of rising rates. The Fund’s positive return therefore reflects the decrease in credit spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	94.8%
Short-term Investments	48.0
Swaps, net cumulative appreciation	4.3
Other assets less liabilities	(47.1)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Baa	1.8%
Ba	41.5
B	45.7
Caa	9.7
Ca	0.4
Not Rated	0.9

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years, as represented by the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	12.41%	2.56%	3.09%	12.41%	13.46%	28.71%
Fund Market	12.98	2.57	3.10	12.98	13.55	28.76
Index	12.53	1.97	3.02	12.53	10.26	27.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 22, 2015. The first day of secondary market trading was July 23, 2015.

Index performance through November 30, 2021 reflects the performance of the ICE Q70A Custom Index. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,046.30	$ 0.52		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Portfolio Management Commentary

The broad investment-grade corporate bond market posted a gain in the annual period, as gauged by the 2.18% return for the Markit iBoxx USD Liquid Investment Grade Index. Although the rising-rate environment was a headwind for performance, the combination of income and falling credit spreads versus government bonds helped corporates finish with a gain. Longer-term corporate bonds, which are morse sensitive to interest-rate trends, underperformed at a time of rising rates. As a result the ICE BofA 10+ Year US Corporate Index had a marginal return of 0.81%.

The Fund returned 12.41% in net asset value terms. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. The two-year U.S. Treasury note moved from 4.51% to 5.07% over the course of the 12-month period, and the 10-year yield rose from 4.10% to 4.88%. Both issues finished October 2023 near their highest levels since 2007. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk through the use of interest-rate swaps and U.S. Treasury futures contracts.

The Fund actively adjusted its hedge positioning based on changes in the composition of the investment-grade bond portfolio (achieved through a position in iShares 10+ Year Investment Grade Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, rate movements had a minimal effect on the Fund’s return. Instead, the Fund’s net asset value fluctuated based on direct exposure to the credit spreads of investment-grade corporate bonds, independent of rising rates. The Fund’s positive return therefore reflects the decrease in credit spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	89.5%
Short-term Investments	29.4
Swaps, net cumulative appreciation	12.4
Other assets less liabilities	(31.3)

    CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	3.3%
Aa	8.9
A	41.8
Baa	43.0
Ba	1.4
Not Rated	1.6

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Investment Objective

The iShares Interest Rate Hedged U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment grade bonds, as represented by the BlackRock Interest Rate Hedged U.S. Aggregate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Core U.S.Aggregate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.60%	4.33%	5.60%	5.94%
Fund Market	5.85	4.42	5.85	6.07
Index	5.60	4.18	5.60	5.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,021.90	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2023 (continued)	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Portfolio Management Commentary

Investment-grade bonds posted a narrow gain in the annual period, as gauged by the 0.36% return for Bloomberg U.S. Aggregate Index. The combination of income and falling credit spreads versus government bonds helped the index finish with a slightly positive total return.

The Fund returned 5.60% in net asset value terms. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. The two-year U.S. Treasury note moved from 4.51% to 5.07% over the course of the 12-month period, and the 10-year yield rose from 4.10% to 4.88%. Both issues finished October 2023 near their highest levels since 2007. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk through the use of interest-rate swaps and U.S. Treasury futures contracts.

The Fund actively adjusted its hedge positioning based on changes in the composition of the investment-grade bond portfolio (achieved through a position in iShares Core U.S. Aggregate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, rate movements had a minimal effect on the Fund’s return. Instead, the Fund’s net asset value fluctuated based on direct exposure to the credit spreads of investment-grade corporate bonds, independent of rising rates. The Fund’s positive return therefore reflects the decrease in credit spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	92.6%
Short-term Investments	3.5
Swaps, net cumulative appreciation	7.1
Other assets less liabilities	(3.2)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	62.6%
Aa	2.2
A	13.3
Baa	12.0
Ba	0.4
Not Rated	9.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Schedule of Investments October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	436,431	$43,280,861

Total Investment Companies (Cost: $52,496,837)		43,280,861

Short-Term Securities

Money Market Funds — 46.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(a)(c)(d)	20,542,071	20,550,288
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	630,000	630,000

Total Short-Term Securities — 46.2% (Cost: $21,180,163)		21,180,288

Total Investments in Securities — 140.5% (Cost: $73,677,000)		64,461,149

Liabilities in Excess of Other Assets — (40.5)%		(18,572,126)

Net Assets — 100.0%		$45,889,023

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$20,551,413	(a)	$—	$(1,250)	$125	$20,550,288	20,542,071	$42,783	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	170,000	460,000	(a)	—	—	—	630,000	630,000	22,296		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	53,261,756	19,756,210		(28,929,321)	(7,188,593)	6,380,809	43,280,861	436,431	2,136,355		—

					$(7,189,843)	$6,380,934	$64,461,149		$2,201,434		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund					Notional		Upfront Premium	Unrealized
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date		Amount (000)	Value	Paid (Received)	Appreciation (Depreciation)

3.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/06/29	USD	300	$19,096	$4	$19,092
3.27%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/15/30	USD	100	6,882	1	6,881
3.14%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/05/30	USD	170	13,217	2	13,215
3.25%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/06/32	USD	200	19,022	3	19,019
3.08%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/23/33	USD	200	21,713	3	21,710
3.23%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/06/37	USD	100	13,853	2	13,851
3.71%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/04/43	USD	200	21,498	6	21,492

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency

3.17%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/09/48	USD	200	$37,814	$6	$37,808
2.98%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/15/48	USD	100	21,594	3	21,591
3.07%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/05/48	USD	100	20,284	3	20,281
3.60%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/04/48	USD	200	25,126	7	25,119
4.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/06/48	USD	150	2,915	5	2,910
3.15%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/23/52	USD	100	19,609	4	19,605
2.93%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/06/52	USD	200	46,297	7	46,290
2.99%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/05/53	USD	100	22,189	4	22,185
4.21%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/06/53	USD	50	1,144	2	1,142

								$312,253	$62	$312,191

Centrally Cleared Inflation Swaps

				Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

U.S. CPI Urban Consumers NSA	At Termination	2.63%	At Termination	12/09/23	USD	2,700	$(25,122)	$(5,947)	$(19,175)
3.35%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/24	USD	3,000	129,011	19	128,992
2.74%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	11/17/24	USD	230	1,239	2	1,237
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/30/24	USD	560	3,455	(4)	3,459
2.54%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/10/25	USD	60	379	—	379
2.48%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/06/25	USD	66	332	—	332
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/13/25	USD	400	1,671	276	1,395
2.42%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/25/25	USD	520	2,665	3	2,662
2.27%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/05/25	USD	660	5,259	4	5,255
2.43%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/27/25	USD	510	2,323	4	2,319
2.63%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/21/25	USD	270	(267)	1	(268)
2.74%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/15/26	USD	1,600	91,798	21	91,777
2.92%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/21/26	USD	3,000	139,174	40	139,134
2.54%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/30/27	USD	430	2,946	(243)	3,189
2.46%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/28	USD	1,900	19,700	26	19,674
2.45%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/08/28	USD	965	11,347	13	11,334
2.59%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/22/28	USD	360	2,384	5	2,379
2.71%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/24/28	USD	250	418	3	415
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	03/31/28	USD	80	372	1	371
2.56%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/05/28	USD	125	627	2	625
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/06/28	USD	700	5,575	9	5,566
2.52%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/13/28	USD	1,200	8,269	1,935	6,334

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps (continued)

				Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

2.55%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/19/28	USD	100	$527	$1	$526
2.41%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/05/28	USD	1,600	18,079	21	18,058
2.39%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/17/28	USD	1,150	14,750	15	14,735
2.66%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/01/28	USD	1,000	58,908	18	58,890
2.96%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/26/28	USD	1,500	57,688	28	57,660
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/30/28	USD	1,000	352	13	339
1.89%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/30	USD	360	58,428	7,109	51,319
1.90%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/30	USD	420	67,900	10	67,890
2.24%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/12/31	USD	2,000	246,058	47	246,011
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/09/31	USD	1,440	155,629	34	155,595
2.47%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/07/31	USD	2,000	200,881	46	200,835
2.67%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/19/31	USD	580	45,990	13	45,977
2.57%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/02/31	USD	3,000	263,141	2,870	260,271
2.60%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/30/31	USD	1,000	63,628	23	63,605
2.43%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/19/32	USD	110	2,748	3	2,745
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/33	USD	488	8,853	12	8,841
2.47%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/07/33	USD	410	8,671	9	8,662
2.54%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/13/33	USD	335	4,792	497	4,295
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/14/33	USD	90	933	2	931
2.66%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/21/33	USD	190	467	5	462
2.61%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/07/37	USD	3,500	181,373	100	181,273
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/25/37	USD	560	34,897	17	34,880
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/29/41	USD	500	51,210	19	51,191
2.45%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/29/41	USD	1,000	96,185	39	96,146
2.38%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/16/41	USD	300	30,727	4	30,723
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/42	USD	1,530	83,018	58	82,960
2.33%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/19/42	USD	200	10,518	8	10,510
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/06/46	USD	500	36,933	22	36,911
2.47%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/09/46	USD	1,000	78,793	45	78,748
1.83%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/18/49	USD	418	90,140	(11,790)	101,930

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps (continued)

				Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

1.94%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/50	USD	10	$2,086	$—	$2,086
1.95%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/50	USD	600	124,184	16,729	107,455
2.23%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/06/51	USD	300	45,513	15	45,498
2.41%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/30/51	USD	1,000	106,653	49	106,604
2.42%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/02/51	USD	459	47,762	23	47,739
2.37%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/08/53	USD	99	6,302	4	6,298
2.35%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/06/53	USD	50	3,283	3	3,280

							$2,711,555	$12,291	$2,699,264

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$30,337	$(17,984)	$3,030,898	$(19,443)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$312,191	$2,718,707	$3,030,898

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$19,443	$19,443

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged Corporate Bond ETF

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(56,283)	$—	$(56,283)
Swaps	—	—	—	—	54,389	1,088,743	1,143,132

	$—	$—	$—	$—	$(1,894)	$1,088,743	$1,086,849

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(113,634)	$—	$(113,634)
Swaps	—	—	—	—	312,191	(1,083,088)	(770,897)

	$—	$—	$—	$—	$198,557	$(1,083,088)	$(884,531)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$2,310,000
Inflation swaps:
Average notional value – pays fixed rate	$54,819,250
Average notional value – receives fixed rate	$2,042,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$43,280,861	$—	$—	$43,280,861
Short-Term Securities
Money Market Funds	21,180,288	—	—	21,180,288

	$64,461,149	$—	$—	$64,461,149

Derivative Financial Instruments(a)
Assets
Inflation Linked Contracts	$—	$2,718,707	$—	$2,718,707
Interest Rate Contracts	—	312,191	—	312,191
Liabilities
Inflation Linked Contracts	—	(19,443)	—	(19,443)

	$—	$3,011,455	$—	3,011,455

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.0%
iShares iBoxx $High Yield Corporate Bond ETF(a)(b)	32,244	$2,339,947

Total Investment Companies (Cost: $2,385,834)		2,339,947

Short-Term Securities

Money Market Funds — 48.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(a)(c)(d)	1,124,319	1,124,769
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	60,000	60,000

Total Short-Term Securities — 48.1% (Cost: $1,184,654)		1,184,769

Total Investments in Securities — 143.1% (Cost: $3,570,488)		3,524,716

Liabilities in Excess of Other Assets — (43.1)%		(1,062,131)

Net Assets — 100.0%		$2,462,585

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$723,613	$400,957	(a)	$—	$83	$116	$1,124,769	1,124,319	$12,414	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	10,000	(a)	—	—	—	60,000	60,000	2,661		—
iShares iBoxx $ High Yield Corporate Bond ETF	2,389,706	37,756		(59,435)	186	(28,266)	2,339,947	32,244	139,565		—

					$269	$(28,150)	$3,524,716		$154,640		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency

3.18%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/17/30	USD	15	$1,086	$—	$1,086

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF

OTC Inflation Swaps

				Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

4.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/24	USD	60	$(174)	$—	$(174)
4.06%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/24	USD	50	(154)	—	(154)
3.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/27	USD	520	1,128	—	1,128
2.82%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/32	USD	98	852	—	852

								$1,652	$—	$1,652

Centrally Cleared Inflation Swaps

				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

2.34%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/24	USD	100	$426	$—	$426
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	11/22/24	USD	8	63	—	63
3.13%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/25	USD	349	1,862	4	1,858
2.74%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/07/25	USD	42	78	1	77
2.35%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/07/26	USD	14	150	—	150
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/13/26	USD	43	184	—	184
2.36%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/01/26	USD	115	1,010	1	1,009
2.41%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/26	USD	21	127	—	127
2.90%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/27	USD	124	739	1	738
2.62%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/28/28	USD	8	49	—	49
2.51%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/28	USD	30	195	1	194
2.63%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/21/28	USD	55	1	1	0
2.75%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/29	USD	488	6,399	8	6,391
2.52%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/11/29	USD	13	178	—	178
2.80%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/27/29	USD	25	(64)	—	(64)
2.71%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/07/29	USD	24	62	1	61
2.51%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/22/29	USD	25	337	—	337
2.44%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/07/30	USD	20	350	—	350
2.48%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/01/30	USD	30	425	1	424
2.61%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/23/30	USD	28	129	1	128

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF

Centrally Cleared Inflation Swaps (continued)

				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

2.65%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/21/30	USD	10	$10	$—	$10
2.64%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/30/30	USD	29	4	—	4

							$12,714	$20	$12,694

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$20	$—	$13,844	$(64)
OTC Swaps	—	—	1,980	(328)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$—	$1,980	$1,980
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$1,086	$12,758	$13,844

	$—	$—	$—	$—	$1,086	$14,738	$15,824

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$—	$—	$—	$328	$328
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$64	$64

	$—	$—	$—	$—	$—	$392	$392

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$1,430	$(1,239)	$191

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$—	$—	$1,086	$(6,827)	$(5,741)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$15,000
Inflation swaps:
Average notional value – pays fixed rate	$2,304,225

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - centrally cleared	$13,844	$64
Swaps - OTC(a)	1,980	328

Total derivative assets and liabilities in the Statement of Assets and Liabilities	15,824	392
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,844)	(64)

Total derivative assets and liabilities subject to an MNA	1,980	328

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

Goldman Sachs International	$1,980		$(328)	$—	$—	$1,652

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Pledged	Liabilities

Goldman Sachs International	$328		$(328)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$2,339,947	$—	$—	$2,339,947
Short-Term Securities
Money Market Funds	1,184,769	—	—	1,184,769

	$3,524,716	$—	$—	$3,524,716

Derivative Financial Instruments(a)
Assets
Inflation Linked Contracts	$—	$14,738	$—	$14,738
Interest Rate Contracts	—	1,086	—	1,086

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged High Yield Bond ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Inflation Linked Contracts	$—	$(392)	$—	$(392)

	$—	$15,432	$—	15,432

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2023	iShares® Inflation Hedged U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 93.7%
iShares Core U.S. Aggregate Bond ETF(a)	23,688	$2,186,639

Total Investment Companies (Cost: $2,383,112)		2,186,639

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	80,000	80,000

Total Short-Term Securities — 3.4% (Cost: $80,000)		80,000

Total Investments in Securities — 97.1% (Cost: $2,463,112)		2,266,639

Other Assets Less Liabilities — 2.9%		68,387

Net Assets — 100.0%		$2,335,026

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$30,000	$50,000	(a)	$—	$—	$—	$80,000	80,000	$2,039	$—
iShares Core U.S. Aggregate Bond ETF	2,285,951	78,889		(118,339)	(2,609)	(57,253)	2,186,639	23,688	69,814	—

					$(2,609)	$(57,253)	$2,266,639		$71,853	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency

3.23%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/11/33	USD	5	$485	$—	$485
3.20%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/06/42	USD	5	858	—	858
4.06%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/53	USD	10	477	—	477

								$1,820	$—	$1,820

OTC Inflation Swaps

				Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

3.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/27	USD 315	$683	$—	$683

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged U.S. Aggregate Bond ETF

OTC Inflation Swaps (continued)

				Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

2.86%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/29	USD	315	$2,844	$—	$2,844
2.55%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/47	USD	47	1,945	—	1,945

								$5,472	$—	$5,472

Centrally Cleared Inflation Swaps

				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

3.51%	At Termination	U.S. CPI Urban Consumers NSA%	At Termination	07/05/24	USD	216	$1,247	$399	$848
3.05%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/11/25	USD	70	550	1	549
2.98%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/08/25	USD	250	(1,718)	3	(1,721)
2.76%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/07/25	USD	47	54	—	54
2.80%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	03/06/26	USD	52	0	—	0
2.42%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/26/26	USD	111	653	1	652
2.41%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/26	USD	12	73	—	73
2.65%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/12/27	USD	11	43	—	43
2.68%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/14/27	USD	15	37	(45)	82
2.67%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/17/27	USD	13	42	—	42
2.89%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	11/04/27	USD	25	(144)	1	(145)
2.67%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/29	USD	50	986	19	967
2.45%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/25/30	USD	37	607	1	606
2.52%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/26/30	USD	26	281	—	281
2.64%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/31/30	USD	19	63	—	63
2.64%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/32	USD	219	5,067	27	5,040
2.69%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/07/32	USD	58	299	2	297
2.59%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/12/33	USD	10	96	—	96
2.59%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/08/33	USD	28	238	(223)	461
2.53%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/11/37	USD	100	3,602	3	3,599
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/12/37	USD	36	1,384	1	1,383
2.44%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/42	USD	114	5,883	(620)	6,503
2.39%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/07/43	USD	11	485	—	485
2.38%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/14/47	USD	17	902	(214)	1,116

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Centrally Cleared Inflation Swaps (continued)

				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency

2.34%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/21/47	USD	17	$1,020	$1	$1,019
2.56%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/07/48	USD	10	236	—	236
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/52	USD	38	2,690	(325)	3,015
2.46%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/26/53	USD	10	455	1	454

							$25,131	$(967)	$26,098

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$460	$(1,427)	$29,784	$(1,866)
OTC Swaps	—	—	5,472	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$—	$5,472	$5,472
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$1,820	$27,964	$29,784

	$—	$—	$—	$—	$1,820	$33,436	$35,256

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$1,866	$1,866

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$419	$1,015	$1,434

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$—	$—	$2,062	$(2,941)	$(879)

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$15,000
Inflation swaps:
Average notional value – pays fixed rate	$2,316,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - centrally cleared	$29,784	$1,866
Swaps - OTC(a)	5,472	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	35,256	1,866
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(29,784)	(1,866)

Total derivative assets and liabilities subject to an MNA	5,472	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	Received	Received	Assets	(a)

Goldman Sachs International	$5,472	$—	$—	$—	$5,472

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$2,186,639	$—	$—	$2,186,639
Short-Term Securities
Money Market Funds	80,000	—	—	80,000

	$2,266,639	$—	$—	$2,266,639

Derivative Financial Instruments(a)
Assets
Inflation Linked Contracts	$—	$33,436	$—	$33,436
Interest Rate Contracts	—	1,820	—	1,820
Liabilities
Inflation Linked Contracts	—	(1,866)	—	(1,866)

	$—	$33,390	$—	33,390

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments October 31, 2023	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 93.4%
iShares iBoxx $Investment Grade Corporate Bond ETF(a)(b)	2,420,630	$240,053,877

Total Investment Companies (Cost: $259,236,287)		240,053,877

Short-Term Securities

Money Market Funds — 47.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(a)(c)(d)	107,753,033	107,796,134
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	15,240,000	15,240,000

Total Short-Term Securities — 47.9% (Cost: $123,027,645)		123,036,134

Total Investments in Securities — 141.3% (Cost: $382,263,932)		363,090,011

Liabilities in Excess of Other Assets — (41.3)%		(106,122,543)

Net Assets — 100.0%		$256,967,468

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$94,026,906	$13,773,431	(a)	$—	$(25,646)	$21,443	$107,796,134	107,753,033	$270,735	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,120,000	14,120,000	(a)	—	—	—	15,240,000	15,240,000	702,577		27
iShares iBoxx $ Investment Grade Corporate Bond ETF	644,356,037	141,996,873		(564,881,953)	(120,880,323)	139,463,243	240,053,877	2,420,630	13,824,101		—

					$(120,905,969)	$139,484,686	$363,090,011		$14,797,413		$27

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

5.36%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/24	USD	7,000	$8,638	$15	$8,623
0.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/25	USD	10,900	922,817	821,309	101,508
0.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/01/26	USD	4,000	412,908	21	412,887
1.00%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/07/26	USD	3,800	397,664	23	397,641
0.49%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/27	USD	62,232	8,978,893	7,675,669	1,303,224
3.54%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/24/28	USD	1,500	62,112	13	62,099

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

				Effective Date	Termination Date				Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)
						Notional Amount (000)		Value
Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

4.01%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/13/28	USD	2,300	$51,711	$22		$51,689
4.05%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/28	USD	1,000	21,008	9		20,999
4.33%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/28	USD	3,000	27,644	29		27,615
1.19%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/20/28	USD	22,300	3,283,377	206		3,283,171
4.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/28	USD	2,000	810	20		790
0.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/30	USD	25,400	5,634,818	4,471,142		1,163,676
1.22%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/12/31	USD	13,180	2,680,302	2,037,381		642,921
1.03%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/23/31	USD	1,000	228,165	13		228,152
1.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/23/31	USD	5,000	1,059,511	806,252		253,259
1.24%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/15/31	USD	18,300	4,046,412	260		4,046,152
1.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/17/31	USD	3,100	678,544	44		678,500
3.42%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/24/33	USD	1,000	85,875	16		85,859
3.55%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/33	USD	1,500	114,582	24		114,558
3.56%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/18/33	USD	1,500	113,997	25		113,972
3.94%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/07/33	USD	500	23,349	8		23,341
4.08%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/33	USD	600	21,648	10		21,638
4.30%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/33	USD	3,000	55,989	52		55,937
0.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/25/35	USD	26,000	8,644,059	6,608,443		2,035,616
1.35%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/15/36	USD	6,400	2,017,454	121		2,017,333
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/18/38	USD	1,000	111,477	20		111,457
3.94%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/07/38	USD	500	34,152	10		34,142
4.22%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/28/38	USD	300	11,592	6		11,586
4.52%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/38	USD	1,000	5,693	21		5,672
1.11%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/40	USD	20,700	8,408,291	6,262,032		2,146,259
3.47%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/18/43	USD	1,200	166,336	34		166,302
3.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/43	USD	1,000	98,790	28		98,762
3.97%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/43	USD	500	37,118	14		37,104
4.49%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/43	USD	700	4,779	20		4,759
0.86%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/30/45	USD	19,747	9,806,970	7,487,252		2,319,718
1.06%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/18/50	USD	16,655	8,637,103	6,389,843		2,247,260
1.18%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/50	USD	14,550	7,272,571	5,270,210		2,002,361
1.29%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/07/51	USD	3,700	1,821,629	125		1,821,504
3.13%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/27/53	USD	900	178,641	28		178,613
3.18%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/53	USD	1,200	229,552	37		229,515
3.27%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/53	USD	1,000	176,842	36		176,806
3.74%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/53	USD	1,000	100,007	36		99,971
3.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/26/53	USD	350	27,522	12		27,510
3.96%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/28/53	USD	500	31,878	18		31,860

								$76,733,230	$47,830,909		$28,902,321

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$47,830,909	$—	$28,902,321	$ —

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$28,902,321	$—	$28,902,321

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,263	$—	$2,263
Swaps	—	—	—	—	142,590,948	—	142,590,948

	$—	$—	$—	$—	$142,593,211	$—	$142,593,211

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(3,826)	$—	$(3,826)
Swaps	—	—	—	—	(140,961,975)	—	(140,961,975)

	$—	$—	$—	$—	$(140,965,801)	$—	$(140,965,801)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$401,380,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$240,053,877	$—	$—	$240,053,877
Short-Term Securities
Money Market Funds	123,036,134	—	—	123,036,134

	$363,090,011	$—	$—	$363,090,011

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$—	$28,902,321	$—	$28,902,321

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.8%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	2,150,222	$156,041,610

Total Investment Companies (Cost: $171,642,867)		156,041,610

Short-Term Securities

Money Market Funds — 48.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(a)(c)(d)	75,250,221	75,280,322
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	3,840,000	3,840,000

Total Short-Term Securities — 48.0% (Cost: $79,111,351)		79,120,322

Total Investments in Securities — 142.8% (Cost: $250,754,218)		235,161,932

Liabilities in Excess of Other Assets — (42.8)%		(70,491,600)

Net Assets — 100.0%		$164,670,332

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$50,132,602	$25,122,906(a	)	$—	$16,178	$8,636	$75,280,322	75,250,221	$748,739(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	880,000	2,960,000(a	)	—	—	—	3,840,000	3,840,000	183,881		3
iShares iBoxx $ High Yield Corporate Bond ETF	107,333,659	77,811,536		(26,403,850)	(4,762,116)	2,062,381	156,041,610	2,150,222	7,412,435		—

					$(4,745,938)	$2,071,017	$235,161,932		$8,345,055		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

0.77%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/05/24	USD	1,520	$12,763	$1	$12,762
1.44%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/22/24	USD	2,600	32,567	2	32,565
1.64%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/14/24	USD	1,500	21,191	1	21,190
0.44%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/17/24	USD	6,120	189,752	179,921	9,831
2.94%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/04/24	USD	4,000	75,721	7	75,714
3.20%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/09/24	USD	1,000	17,168	2	17,166
5.31%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/09/24	USD	4,000	6,002	10	5,992
3.14%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/24	USD	2,000	35,944	4	35,940

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

5.44%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/03/24	USD	3,000	$42	$10	$32
0.33%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/15/25	USD	16,400	1,355,915	1,282,286	73,629
3.77%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/13/26	USD	2,000	46,134	12	46,122
3.83%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/07/26	USD	1,000	21,941	6	21,935
4.03%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/10/26	USD	2,000	35,683	12	35,671
4.19%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/16/26	USD	2,000	28,446	15	28,431
0.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/17/26	USD	1,250	118,762	110,382	8,380
4.20%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/27/26	USD	4,000	55,387	28	55,359
4.51%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/26	USD	2,000	12,205	15	12,190
4.29%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/09/26	USD	2,500	28,604	18	28,586
4.41%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/26	USD	1,500	12,307	11	12,296
4.68%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/27/26	USD	4,500	2,748	35	2,713
0.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/26	USD	2,900	298,603	16	298,587
4.65%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/03/26	USD	5,000	7,052	39	7,013
1.13%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/18/26	USD	7,600	756,876	43	756,833
1.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/23/26	USD	500	47,313	43,289	4,024
1.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/10/27	USD	3,776	369,832	23	369,809
1.60%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/09/27	USD	1,916	175,289	12	175,277
1.70%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/28/27	USD	1,172	105,087	7	105,080
2.64%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/27	USD	300	20,185	2	20,183
1.42%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/07/28	USD	9,450	1,177,219	1,020,812	156,407
1.23%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/08/28	USD	5,780	786,884	685,853	101,031
3.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/27/28	USD	2,000	64,237	19	64,218
4.13%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/28	USD	1,000	17,585	9	17,576
3.95%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/09/28	USD	1,000	25,431	10	25,421
4.15%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/28	USD	1,300	21,677	(1,620)	23,297
4.05%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/28	USD	1,500	31,641	14	31,627
1.12%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/03/28	USD	1,960	288,636	251,474	37,162
4.18%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/15/28	USD	1,400	22,078	13	22,065
4.39%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/27/28	USD	1,500	9,442	15	9,427
4.46%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/28	USD	3,500	12,187	34	12,153
1.14%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/12/28	USD	2,500	371,696	23	371,673
1.21%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/22/28	USD	2,100	307,317	19	307,298
4.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/28	USD	3,000	1,082	30	1,052
1.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/05/29	USD	4,300	630,638	44	630,594
1.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/27/29	USD	4,450	634,321	46	634,275
1.73%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/28/29	USD	355	46,514	4	46,510
1.70%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/11/29	USD	842	112,343	9	112,334
2.56%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/29	USD	300	29,687	3	29,684
3.10%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/12/29	USD	800	58,156	9	58,147
3.44%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/29	USD	500	27,773	6	27,767
3.37%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/02/29	USD	450	27,423	5	27,418
3.29%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/10/30	USD	1,500	99,165	18	99,147
3.16%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/03/30	USD	1,200	88,550	15	88,535
0.77%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/01/30	USD	10,500	2,171,114	1,856,260	314,854
3.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/24/30	USD	1,000	60,683	13	60,670
3.54%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/01/30	USD	700	39,003	9	38,994
3.59%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/27/30	USD	1,300	69,443	17	69,426
3.84%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/09/30	USD	2,200	87,863	29	87,834
4.02%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/30	USD	1,300	38,257	(1,982)	40,239
3.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/30	USD	1,500	53,472	20	53,452
4.04%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/15/30	USD	1,000	28,516	13	28,503
4.30%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/27/30	USD	750	10,191	10	10,181
4.36%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/30	USD	2,000	20,086	27	20,059
4.31%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/03/30	USD	1,500	19,383	20	19,363
1.59%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/04/31	USD	2,814	526,004	418,559	107,445
1.36%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/20/31	USD	830	174,147	11	174,136
1.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/30/31	USD	1,100	239,082	16	239,066

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

1.52%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/10/32	USD	328	$66,766	$5	$66,761
1.61%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/12/32	USD	2,033	401,920	29	401,891
1.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/28/32	USD	100	18,875	1	18,874
2.76%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/23/32	USD	150	19,150	2	19,148
3.37%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/27/32	USD	300	25,945	5	25,940
3.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/05/33	USD	300	24,211	5	24,206
3.34%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/08/33	USD	500	44,965	9	44,956
3.94%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/33	USD	310	14,413	(540)	14,953
4.25%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/27/33	USD	500	11,466	9	11,457
4.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/03/33	USD	500	10,247	8	10,239
0.86%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/30/45	USD	80	39,730	32,092	7,638
0.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/30/50	USD	10	5,436	4,359	1,077
1.06%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/18/50	USD	15	7,779	6,101	1,678

								$13,009,348	$5,888,180	$7,121,168

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$5,892,322	$(4,142)	$7,121,168	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$7,121,168	$—	$7,121,168

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,903	$—	$3,903
Swaps	—	—	—	—	9,748,055	—	9,748,055

	$—	$—	$—	$—	$9,751,958	$—	$9,751,958

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(3,827)	$—	$(3,827)
Swaps	—	—	—	—	(5,767,441)	—	(5,767,441)

	$—	$—	$—	$—	$(5,771,268)	$—	$(5,771,268)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged High Yield Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$155,900,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$156,041,610	$—	$—	$156,041,610
Short-Term Securities
Money Market Funds	79,120,322	—	—	79,120,322

	$235,161,932	$—	$—	$235,161,932

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$—	$7,121,168	$—	$7,121,168

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 89.5%

iShares 10+ Year Investment Grade Corporate Bond ETF(a)(b)	1,294,239	$58,266,640

Total Investment Companies (Cost: $62,538,046)		58,266,640

Short-Term Securities

Money Market Funds — 29.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(a)(c)(d)	16,890,650	16,897,406
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	2,280,000	2,280,000

Total Short-Term Securities — 29.4% (Cost: $19,177,388)		19,177,406

Total Investments in Securities — 118.9% (Cost: $81,715,434)		77,444,046

Liabilities in Excess of Other Assets — (18.9)%		(12,323,631)

Net Assets — 100.0%		$65,120,415

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$245,498	$16,628,431	(a)	$—	$23,459	$18	$16,897,406	16,890,650	$102,378	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,210,000	1,070,000	(a)	—	—	—	2,280,000	2,280,000	80,026		2
iShares 10+ Year Investment Grade Corporate Bond ETF	49,067,109	82,592,640		(73,328,020)	(4,745,146)	4,680,057	58,266,640	1,294,239	3,053,468		—

					$(4,721,687)	$4,680,075	$77,444,046		$3,235,872		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date		(000)	Value	(Received)	(Depreciation)

1.49%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/18/24	USD	800	$9,727	$1	$9,726
0.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/25	USD	1,850	156,625	139,962	16,663
2.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/04/27	USD	500	36,618	3	36,615
0.48%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/15/27	USD	2,335	336,678	290,638	46,040
3.24%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/11/28	USD	700	36,760	6	36,754
3.24%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/16/28	USD	300	16,054	3	16,051
3.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/28	USD	200	5,352	2	5,350

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date		(000)	Value	(Received)	(Depreciation)

4.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/28	USD	700	$4,197	$7	$4,190
4.52%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/01/28	USD	400	264	4	260
0.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/19/30	USD	2,190	485,861	390,576	95,285
2.10%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/04/32	USD	2,630	443,855	39	443,816
3.37%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/22/33	USD	200	18,014	3	18,011
3.48%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/01/33	USD	200	16,258	4	16,254
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/16/33	USD	100	7,802	2	7,800
3.76%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/08/33	USD	800	48,465	14	48,451
3.72%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/10/33	USD	400	25,527	7	25,520
3.72%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/33	USD	300	19,255	5	19,250
4.31%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/33	USD	600	10,649	10	10,639
4.51%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/33	USD	500	1,134	9	1,125
1.75%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/17/36	USD	9,285	2,484,859	1,721,183	763,676
3.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/08/38	USD	1,300	111,175	27	111,148
3.72%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/38	USD	600	54,881	13	54,868
3.92%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/38	USD	300	21,069	(494)	21,563
3.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/38	USD	100	7,172	2	7,170
4.01%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/38	USD	100	6,123	2	6,121
4.29%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/38	USD	200	6,105	4	6,101
4.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/38	USD	700	19,326	14	19,312
4.54%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/38	USD	600	2,542	13	2,529
1.95%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/10/41	USD	12,427	3,898,552	2,551,491	1,347,061
3.47%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/25/43	USD	200	27,773	5	27,768
3.65%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/03/43	USD	100	11,577	3	11,574
3.73%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/08/43	USD	1,800	188,734	50	188,684
3.67%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/43	USD	400	45,050	11	45,039
3.81%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/43	USD	200	19,133	6	19,127
3.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/43	USD	200	17,539	(405)	17,944
3.95%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/22/43	USD	250	19,177	7	19,170
4.24%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/43	USD	200	7,869	5	7,864
4.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/43	USD	600	20,387	17	20,370
4.50%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/43	USD	500	2,826	14	2,812
4.52%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/01/43	USD	200	587	6	581
1.61%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/24/46	USD	4,300	1,748,214	1,207,224	540,990
1.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/12/46	USD	1,900	832,940	49	832,891
1.44%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/10/46	USD	1,550	671,134	47	671,087
3.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/27/48	USD	70	10,935	2	10,933
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/03/48	USD	130	17,757	4	17,753
3.63%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/08/48	USD	1,900	230,799	61	230,738
3.58%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/48	USD	200	25,776	7	25,769
3.70%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/48	USD	200	22,335	7	22,328
3.75%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/48	USD	300	31,056	(549)	31,605
3.73%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/48	USD	100	10,740	3	10,737
4.13%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/48	USD	200	9,535	6	9,529
4.39%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/48	USD	600	5,304	19	5,285
4.42%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/01/48	USD	100	432	4	428
2.04%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/07/51	USD	11,085	4,086,502	2,444,180	1,642,322
3.18%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/06/53	USD	300	57,434	1,061	56,373
3.22%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/53	USD	200	37,190	7	37,183
3.27%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/53	USD	200	35,434	7	35,427
3.28%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/27/53	USD	100	17,517	4	17,513
3.42%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/03/53	USD	100	15,280	3	15,277
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/08/53	USD	1,400	187,994	50	187,944
3.48%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/11/53	USD	100	14,221	3	14,218
3.59%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/15/53	USD	200	24,851	7	24,844
3.64%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/53	USD	150	17,407	(260)	17,667
3.61%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/31/53	USD	200	24,131	7	24,124
3.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/26/53	USD	200	15,826	8	15,818

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date		(000)	Value	(Received)	(Depreciation)

4.02%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/29/53	USD	150	$8,134	$5	$8,129
4.06%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/17/53	USD	200	9,348	7	9,341
4.29%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/30/53	USD	400	3,776	14	3,762
4.31%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/01/53	USD	100	551	4	547

								$16,824,104	$8,745,260	$8,078,844

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$8,746,968	$(1,708)	$8,078,844	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$8,078,844	$—	$8,078,844

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(217)	$—	$(217)
Swaps	—	—	—	—	19,993,301	—	19,993,301

	$—	$—	$—	$—	$19,993,084	$—	$19,993,084

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(1,505)	$—	$(1,505)
Swaps	—	—	—	—	(17,347,338)	—	(17,347,338)

	$—	$—	$—	$—	$(17,348,843)	$—	$(17,348,843)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$86,779,888

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$58,266,640	$—	$—	$58,266,640
Short-Term Securities
Money Market Funds	19,177,406	—	—	19,177,406

	$77,444,046	$—	$—	$77,444,046

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$—	$8,078,844	$—	$8,078,844

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 92.6%
iShares Core U.S. Aggregate Bond ETF(a)	51,108	$4,717,779

Total Investment Companies (Cost: $5,045,612)		4,717,779

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	180,000	180,000

Total Short-Term Securities — 3.5% (Cost: $180,000)		180,000

Total Investments in Securities — 96.1% (Cost: $5,225,612)		4,897,779

Other Assets Less Liabilities — 3.9%		200,040

Net Assets — 100.0%		$5,097,819

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$10,000	$170,000	(a)	$—	$—	$—	$180,000	180,000	$4,357	$—
iShares Core U.S. Aggregate Bond ETF	2,382,370	2,797,538		(266,816)	(5,317)	(189,996)	4,717,779	51,108	91,950	—

					$(5,317)	$(189,996)	$4,897,779		$96,307	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency

5.39%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/24	USD	100	$102	$10	$92
3.01%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/24	USD	250	4,228	1	4,227
4.86%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/25	USD	300	1,184	1	1,183
2.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/25	USD	310	11,060	1	11,059
2.83%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/04/25	USD	30	1,115	—	1,115
3.14%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/23/25	USD	10	326	—	326
4.04%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/30/25	USD	30	520	—	520
3.69%	Annual	1-Day SOFR, 5.35%	Annual	N/A	01/27/26	USD	50	1,241	1	1,240
3.66%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/06/26	USD	20	511	—	511
3.58%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/11/26	USD	20	562	1	561
3.73%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/04/26	USD	10	250	—	250
4.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/26	USD	450	3,499	3	3,496
4.43%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/26	USD	40	321	6	315
2.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/01/27	USD	15	849	—	849
2.80%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/27	USD	380	23,113	2	23,111
3.08%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/02/27	USD	10	527	—	527
4.20%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/24/27	USD	10	138	—	138

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

				Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency

4.17%	Annual	1-Day SOFR, 5.35%	Annual	N/A	11/03/27	USD	10	$149	$—	$149
3.98%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/28	USD	380	9,092	3	9,089
3.97%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/28	USD	30	729	5	724
2.88%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/01/29	USD	15	1,225	—	1,225
2.78%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/29	USD	320	27,747	4	27,743
2.64%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/22/29	USD	20	1,910	—	1,910
3.60%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/07/29	USD	10	477	1	476
4.06%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/24/29	USD	12	288	—	288
3.62%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/30/29	USD	10	484	1	483
3.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	02/07/30	USD	15	978	—	978
3.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/04/30	USD	10	678	—	678
3.46%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/07/30	USD	15	903	—	903
3.76%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/30	USD	320	14,127	4	14,123
3.75%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/30	USD	30	1,332	12	1,320
3.98%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/07/30	USD	15	478	—	478
4.02%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/07/30	USD	20	593	—	593
2.89%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/01/32	USD	10	1,164	1	1,163
2.81%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/32	USD	210	25,792	4	25,788
2.61%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/22/32	USD	10	1,384	—	1,384
2.80%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/25/32	USD	10	1,249	1	1,248
2.93%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/02/32	USD	10	1,157	—	1,157
3.56%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/30/32	USD	10	720	—	720
3.81%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/06/33	USD	10	544	—	544
3.42%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/07/33	USD	20	1,723	—	1,723
3.61%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/33	USD	210	15,171	3	15,168
3.60%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/33	USD	15	1,091	37	1,054
3.92%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/07/33	USD	10	486	—	486
3.94%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/33	USD	20	930	8	922
2.89%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/37	USD	130	22,159	2	22,157
2.68%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/22/37	USD	10	1,929	—	1,929
2.86%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/25/37	USD	7	1,221	—	1,221
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/38	USD	140	15,557	3	15,554
3.53%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/38	USD	10	1,111	38	1,073
3.91%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/07/38	USD	10	712	—	712
3.96%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/07/38	USD	10	664	—	664
4.47%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/06/38	USD	20	225	1	224
2.86%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/42	USD	125	26,458	3	26,455
2.67%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/22/42	USD	10	2,370	1	2,369
2.84%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/25/42	USD	10	2,160	—	2,160
3.48%	Annual	1-Day SOFR, 5.35%	Annual	N/A	12/30/42	USD	5	678	—	678
3.45%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/43	USD	140	19,783	4	19,779
3.46%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/43	USD	14	1,965	75	1,890
3.87%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/43	USD	20	1,754	10	1,744
2.76%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/47	USD	105	26,029	3	26,026
2.56%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/05/47	USD	15	4,147	1	4,146
3.08%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/05/47	USD	10	2,009	1	2,008
3.11%	Annual	1-Day SOFR, 5.35%	Annual	N/A	03/17/48	USD	5	989	—	989
3.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/48	USD	130	21,729	5	21,724
3.34%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/48	USD	10	1,652	55	1,597
3.75%	Annual	1-Day SOFR, 5.35%	Annual	N/A	08/18/48	USD	15	1,553	7	1,546
4.32%	Annual	1-Day SOFR, 5.35%	Annual	N/A	10/06/48	USD	15	293	1	292
2.70%	Annual	1-Day SOFR, 5.35%	Annual	N/A	06/24/52	USD	3	802	—	802
2.65%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/11/52	USD	75	20,762	3	20,759
2.92%	Annual	1-Day SOFR, 5.35%	Annual	N/A	04/12/53	USD	10	2,329	—	2,329
3.24%	Annual	1-Day SOFR, 5.35%	Annual	N/A	05/24/53	USD	10	1,822	—	1,822
3.20%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/05/53	USD	70	13,186	3	13,183

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value

3.22%	Annual	1-Day SOFR, 5.35%	Annual	N/A	07/07/53	USD	15	$2,784	$103	$2,681
3.69%	Annual	1-Day SOFR, 5.35%	Annual	N/A	09/07/53	USD	10	1,080	1	1,079

								$362,059	$430	$361,629

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$430	$—	$361,629	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$361,629	$—	$361,629

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$52,928	$—	$52,928

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$—	$—	$207,266	$—	$207,266

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$3,651,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$4,717,779	$—	$—	$4,717,779
Short-Term Securities
Money Market Funds	180,000	—	—	180,000

	$4,897,779	$—	$—	$4,897,779

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$—	$361,629	$—	$361,629

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares Inflation Hedged Corporate Bond ETF	iShares Inflation Hedged High Yield Bond ETF	iShares Inflation Hedged U.S. Aggregate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments, at value — affiliated(a)(b)	$64,461,149	$3,524,716	$2,266,639	$363,090,011
Cash	8,593	11,125	6,692	189,598
Cash pledged for centrally cleared swaps	1,978,000	48,000	57,000	369,000
Receivables:
Securities lending income — affiliated	26,371	2,167	—	145,574
Dividends — affiliated	1,924	279	341	389,177
Variation margin on centrally cleared swaps	—	—	—	597,180
Unrealized appreciation on OTC swaps	—	1,980	5,472	—

Total assets	66,476,037	3,588,267	2,336,144	364,780,540

LIABILITIES
Collateral on securities loaned, at value	20,551,637	1,124,652	—	107,791,190
Payables:
Investment advisory fees	1,925	104	199	21,882
Variation margin on centrally cleared swaps	33,452	598	919	—
Unrealized depreciation on OTC swaps	—	328	—	—

Total liabilities	20,587,014	1,125,682	1,118	107,813,072

Commitments and contingent liabilities

NET ASSETS	$45,889,023	$2,462,585	$2,335,026	$256,967,468

NET ASSETS CONSIST OF
Paid-in capital	$64,681,260	$2,610,144	$2,647,377	$252,586,960
Accumulated earnings (loss)	(18,792,237)	(147,559)	(312,351)	4,380,508

NET ASSETS	$45,889,023	$2,462,585	$2,335,026	$256,967,468

NET ASSET VALUE
Shares outstanding	1,900,000	100,000	100,000	2,800,000

Net asset value	$24.15	$24.63	$23.35	$91.77

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — affiliated	$73,677,000	$3,570,488	$2,463,112	$382,263,932
(b) Securities loaned, at value	$20,081,330	$1,102,920	$—	$105,507,856

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities   (continued)

October 31, 2023

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

ASSETS
Investments, at value — affiliated(a)(b)	$235,161,932	$77,444,046	$4,897,779
Cash	132,732	33,422	11,559
Cash pledged for centrally cleared swaps	4,344,000	4,343,000	181,000
Receivables:
Securities lending income — affiliated	144,498	1,611	—
Dividends — affiliated	25,787	15,724	847
Variation margin on centrally cleared swaps	136,604	185,291	7,068

Total assets	239,945,553	82,023,094	5,098,253

LIABILITIES
Collateral on securities loaned, at value	75,268,108	16,897,403	—
Payables:
Investment advisory fees	7,113	5,276	434

Total liabilities	75,275,221	16,902,679	434

Commitments and contingent liabilities

NET ASSETS	$164,670,332	$65,120,415	$5,097,819

NET ASSETS CONSIST OF
Paid-in capital	$182,698,433	$53,534,691	$5,105,027
Accumulated earnings (loss)	(18,028,101)	11,585,724	(7,208)

NET ASSETS	$164,670,332	$65,120,415	$5,097,819

NET ASSET VALUE
Shares outstanding	2,000,000	2,750,000	200,000

Net asset value	$82.34	$23.68	$25.49

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — affiliated	$250,754,218	$81,715,434	$5,225,612
(b) Securities loaned, at value	$73,844,184	$16,359,593	$—

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares Inflation Hedged Corporate Bond ETF	iShares Inflation Hedged High Yield Bond ETF	iShares Inflation Hedged U.S. Aggregate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$2,158,651	$142,226	$71,853	$14,526,678
Interest — unaffiliated	1,303	216	239	458,426
Securities lending income — affiliated — net	42,783	12,414	—	270,735

Total investment income	2,202,737	154,856	72,092	15,255,839

EXPENSES
Investment advisory	113,616	13,783	3,160	1,050,446

Total expenses	113,616	13,783	3,160	1,050,446

Less:
Investment advisory fees waived	(85,246)	(12,530)	(729)	(700,810)

Total expenses after fees waived	28,370	1,253	2,431	349,636

Net investment income	2,174,367	153,603	69,661	14,906,203

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	—	—	4,395,254
Investments — affiliated	(7,189,843)	269	(2,609)	(120,905,969)
Capital gain distributions from underlying funds — affiliated	—	—	—	27
Futures contracts	(56,283)	—	—	2,263
Swaps	1,143,132	191	1,434	142,590,948

	(6,102,994)	460	(1,175)	26,082,523

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	—	—	244,647
Investments — affiliated	6,380,934	(28,150)	(57,253)	139,484,686
Futures contracts	(113,634)	—	—	(3,826)
Swaps	(770,897)	(5,741)	(879)	(140,961,975)

	5,496,403	(33,891)	(58,132)	(1,236,468)

Net realized and unrealized gain (loss)	(606,591)	(33,431)	(59,307)	24,846,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,567,776	$120,172	$10,354	$39,752,258

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations   (continued)

Year Ended October 31, 2023

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$7,596,316	$3,133,494	$96,307
Interest — unaffiliated	3,410	229,774	397
Securities lending income — affiliated — net	748,739	102,378	—

Total investment income	8,348,465	3,465,646	96,704

EXPENSES
Investment advisory	881,652	265,602	4,391

Total expenses	881,652	265,602	4,391

Less:
Investment advisory fees waived	(813,923)	(189,860)	(1,013)

Total expenses after fees waived	67,729	75,742	3,378

Net investment income	8,280,736	3,389,904	93,326

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	3,406,810	—
Investments — affiliated	(4,745,938)	(4,721,687)	(5,317)
Capital gain distributions from underlying funds — affiliated	3	2	—
Futures contracts	3,903	(217)	—
Swaps	9,748,055	19,993,301	52,928

	5,006,023	18,678,209	47,611

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	214,098	—
Investments — affiliated	2,071,017	4,680,075	(189,996)
Futures contracts	(3,827)	(1,505)	—
Swaps	(5,767,441)	(17,347,338)	207,266

	(3,700,251)	(12,454,670)	17,270

Net realized and unrealized gain	1,305,772	6,223,539	64,881

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,586,508	$9,613,443	$158,207

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF		iShares Inflation Hedged High Yield Bond ETF

				Period From
	Year Ended	Year Ended	Year Ended	06/22/22 (a)
	10/31/23	10/31/22	10/31/23	to 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,174,367	$2,666,650	$153,603	$71,778
Net realized gain (loss)	(6,102,994)	(7,552,493)	460	(119,125)
Net change in unrealized appreciation (depreciation)	5,496,403	(14,610,183)	(33,891)	3,551

Net increase (decrease) in net assets resulting from operations	1,567,776	(19,496,026)	120,172	(43,796)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,197,827)	(2,838,582)	(154,669)	(69,266)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,995,888)	5,776,762	—	2,610,144

NET ASSETS
Total increase (decrease) in net assets	(10,625,939)	(16,557,846)	(34,497)	2,497,082
Beginning of period	56,514,962	73,072,808	2,497,082	—

End of period	$45,889,023	$56,514,962	$2,462,585	$2,497,082

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	iShares Inflation Hedged U.S. Aggregate Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF

		Period From
	Year Ended	06/22/22 (a)	Year Ended	Year Ended
	10/31/23	to 10/31/22	10/31/23	10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,661	$31,988	$14,906,203	$28,496,165
Net realized gain (loss)	(1,175)	(145,734)	26,082,523	(72,857,593)
Net change in unrealized appreciation (depreciation)	(58,132)	(104,951)	(1,236,468)	(10,553,700)

Net increase (decrease) in net assets resulting from operations	10,354	(218,697)	39,752,258	(54,915,128)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(71,665)	(32,343)	(24,840,191)	(23,524,103)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	2,647,377	(502,125,478)	106,530,552

NET ASSETS
Total increase (decrease) in net assets	(61,311)	2,396,337	(487,213,411)	28,091,321
Beginning of period	2,396,337	—	744,180,879	716,089,558

End of period	$2,335,026	$2,396,337	$256,967,468	$744,180,879

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged High Yield Bond ETF		iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/23	10/31/22	10/31/23	10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,280,736	$7,462,153	$3,389,904	$12,025,113
Net realized gain (loss)	5,006,023	(6,190,330)	18,678,209	(37,290,414)
Net change in unrealized appreciation (depreciation)	(3,700,251)	(4,703,180)	(12,454,670)	(10,023,958)

Net increase (decrease) in net assets resulting from operations	9,586,508	(3,431,357)	9,613,443	(35,289,259)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,416,943)	(7,061,210)	(5,196,424)	(15,092,854)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	54,572,358	(13,499,477)	(42,006,236)	(677,701,130)

NET ASSETS
Total increase (decrease) in net assets	52,741,923	(23,992,044)	(37,589,217)	(728,083,243)
Beginning of year	111,928,409	135,920,453	102,709,632	830,792,875

End of year	$164,670,332	$111,928,409	$65,120,415	$102,709,632

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

		Period From
	Year Ended	06/22/22 (a)
	10/31/23	to 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$93,326	$27,365
Net realized gain (loss)	47,611	(48,750)
Net change in unrealized appreciation (depreciation)	17,270	16,526

Net increase (decrease) in net assets resulting from operations	158,207	(4,859)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(142,396)	(18,160)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,565,141	2,539,886

NET ASSETS
Total increase in net assets	2,580,952	2,516,867
Beginning of period	2,516,867	—

End of period	$5,097,819	$2,516,867

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Inflation Hedged Corporate Bond ETF

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	10/31/23	10/31/22	10/31/21	10/31/20		10/31/19

Net asset value, beginning of year	$24.57	$30.45	$27.66	$26.33		$24.31

Net investment income(a)	0.97	0.75	0.63	0.71		0.91
Net realized and unrealized gain (loss)(b)	(0.40)	(5.80)	2.82	1.36		2.01

Net increase (decrease) from investment operations	0.57	(5.05)	3.45	2.07		2.92

Distributions(c)
From net investment income	(0.99)	(0.76)	(0.66)	(0.74)		(0.90)
From net realized gain	—	(0.07)	—	—		—

Total distributions	(0.99)	(0.83)	(0.66)	(0.74)		(0.90)

Net asset value, end of year	$24.15	$24.57	$30.45	$27.66		$26.33

Total Return(d)
Based on net asset value	2.18%	(16.89)%	12.60%	8.00	%(e)	12.26	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.20%	0.20%	0.20%	0.20%		0.20%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%		0.05%

Net investment income	3.83%	2.68%	2.14%	2.64%		3.60%

Supplemental Data
Net assets, end of year (000)	$45,889	$56,515	$73,073	$17,979		$7,898

Portfolio turnover rate(h)	5%	10%	0%	13%		0%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Inflation Hedged High Yield Bond ETF

		Period From
	Year Ended	06/22/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$24.97	$24.99

Net investment income(b)	1.54	0.44
Net realized and unrealized loss(c)	(0.33)		(0.03)

Net increase from investment operations	1.21	0.41

Distributions from net investment income(d)	(1.55)		(0.43)

Net asset value, end of period	$24.63	$24.97

Total Return(e)
Based on net asset value	4.88%	1.62	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.55%	0.55	%(h)

Total expenses after fees waived	0.05%	0.05	%(h)

Net investment income	6.13%	4.85	%(h)

Supplemental Data
Net assets, end of period (000)	$2,463	$2,497

Portfolio turnover rate(i)	2%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Inflation Hedged U.S. Aggregate Bond ETF

		Period From
	Year Ended	06/22/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$23.96	$25.20

Net investment income(b)	0.70	0.19
Net realized and unrealized loss(c)	(0.59)		(1.24)

Net increase (decrease) from investment operations	0.11		(1.05)

Distributions from net investment income(d)	(0.72)		(0.19)

Net asset value, end of period	$23.35	$23.96

Total Return(e)
Based on net asset value	0.36%	(4.21	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.13%	0.13	%(h)

Total expenses after fees waived	0.10%	0.10	%(h)

Net investment income	2.87%	2.09	%(h)

Supplemental Data
Net assets, end of period (000)	$2,335	$2,396

Portfolio turnover rate(i)	3%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$89.66	$96.12	$91.84	$93.50	$95.79

Net investment income(a)	3.91	2.61	2.23	2.38	3.35
Net realized and unrealized gain (loss)(b)	4.54	(6.79)	3.68	(1.69)	(0.97)

Net increase (decrease) from investment operations	8.45	(4.18)	5.91	0.69	2.38

Distributions(c)
From net investment income	(6.34)	(2.28)	(1.63)	(2.35)	(3.12)
From net realized gain	—	—	—	—	(1.55)

Total distributions	(6.34)	(2.28)	(1.63)	(2.35)	(4.67)

Net asset value, end of year	$91.77	$89.66	$96.12	$91.84	$93.50

Total Return(d)
Based on net asset value	9.65%	(4.37)%	6.46%	0.79%	2.63%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	4.26%	2.83%	2.33%	2.64%	3.59%

Supplemental Data
Net assets, end of year (000)	$256,967	$744,181	$716,090	$450,004	$126,232

Portfolio turnover rate(f)	28%	20%	5%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$82.91	$87.69	$83.10	$87.86	$90.47

Net investment income(a)	5.05	4.50	3.81	4.31	5.51
Net realized and unrealized gain (loss)(b)	1.33	(4.92)	4.15	(5.53)	(2.92)

Net increase (decrease) from investment operations	6.38	(0.42)	7.96	(1.22)	2.59

Distributions(c)
From net investment income	(6.95)	(4.36)	(3.37)	(3.51)	(5.18)
Return of capital	—	—	—	(0.03)	(0.02)

Total distributions	(6.95)	(4.36)	(3.37)	(3.54)	(5.20)

Net asset value, end of year	$82.34	$82.91	$87.69	$83.10	$87.86

Total Return(d)
Based on net asset value	7.97%	(0.43)%	9.70%	(1.32)%	3.00%

Ratios to Average Net Assets(e)
Total expenses	0.65%	0.65%	0.65%	0.65%	0.65%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	6.11%	5.32%	4.37%	5.12%	6.22%

Supplemental Data
Net assets, end of year (000)	$164,670	$111,928	$135,920	$62,325	$114,212

Portfolio turnover rate(f)	5%	10%	1%	1%	1%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$22.57	$25.33	$23.48	$24.31	$25.76

Net investment income(a)	1.05	0.77	0.68	0.52	0.98
Net realized and unrealized gain (loss)(b)	1.69	(2.66)	1.66	(0.70)	(1.01)

Net increase (decrease) from investment operations	2.74	(1.89)	2.34	(0.18)	(0.03)

Distributions(c)
From net investment income	(1.63)	(0.67)	(0.46)	(0.65)	(0.96)
From net realized gain	—	(0.20)	(0.03)	—	(0.45)
Return of capital	—	—	—	—	(0.01)

Total distributions	(1.63)	(0.87)	(0.49)	(0.65)	(1.42)

Net asset value, end of year	$23.68	$22.57	$25.33	$23.48	$24.31

Total Return(d)
Based on net asset value	12.41%	(7.59)%	10.01%	(0.69)%	(0.03)%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	4.47%	3.18%	2.69%	2.22%	3.98%

Supplemental Data
Net assets, end of year (000)	$65,120	$102,710	$830,793	$557,715	$59,558

Portfolio turnover rate(f)	87%	42%	14%	18%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

		Period From
	Year Ended	06/22/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$25.17	$25.19

Net investment income(b)	0.71	0.17
Net realized and unrealized gain (loss)(c)	0.68		(0.08)

Net increase from investment operations	1.39	0.09

Distributions from net investment income(d)	(1.07)		(0.11)

Net asset value, end of period	$25.49	$25.17

Total Return(e)
Based on net asset value	5.60%	0.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.13%	0.13	%(h)

Total expenses after fees waived	0.10%	0.10	%(h)

Net investment income	2.76%	1.84	%(h)

Supplemental Data
Net assets, end of period (000)	$5,098	$2,517

Portfolio turnover rate(i)	8%		14%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Inflation Hedged Corporate Bond	Diversified
Inflation Hedged High Yield Bond	Non-diversified
Inflation Hedged U.S. Aggregate Bond	Non-diversified
Interest Rate Hedged Corporate Bond	Diversified
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Long-Term Corporate Bond	Diversified
Interest Rate Hedged U.S. Aggregate Bond	Non-diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Inflation Hedged Corporate Bond
Citigroup Global Markets, Inc.	$745,858	$(745,858)	$—		$—
J.P. Morgan Securities LLC	19,335,472	(19,335,472)	—		—

	$20,081,330	$(20,081,330)	$—		$—

Inflation Hedged High Yield Bond
BNP Paribas SA	$6,314	$(6,314)	$—		$—
J.P. Morgan Securities LLC	1,096,606	(1,096,606)	—		—

	$1,102,920	$(1,102,920)	$—		$—

Interest Rate Hedged Corporate Bond
BofA Securities, Inc.	$2,975,100	$(2,975,100)	$—		$—
Citigroup Global Markets, Inc.	33,385,680	(33,385,680)	—		—
Goldman Sachs & Co. LLC	63,589,292	(63,589,292)	—		—
J.P. Morgan Securities LLC	3,841,052	(3,841,052)	—		—
Toronto-Dominion Bank	1,716,732	(1,716,732)	—		—

	$105,507,856	$(105,507,856)	$—		$—

Interest Rate Hedged High Yield Bond
BNP Paribas SA	$9,625,758	$(9,625,758)	$—		$—
BofA Securities, Inc.	7,257,000	(7,257,000)	—		—
Citigroup Global Markets, Inc.	1,839,287	(1,839,287)	—		—
Goldman Sachs & Co. LLC	19,871,407	(19,871,407)	—		—
J.P. Morgan Securities LLC	27,993,732	(27,993,732)	—		—
Morgan Stanley	1,814,250	(1,814,250)	—		—
Toronto-Dominion Bank	5,442,750	(5,442,750)	—		—

	$73,844,184	$(73,844,184)	$—		$—

Interest Rate Hedged Long-Term Corporate Bond
J.P. Morgan Securities LLC	$16,359,593	$(16,359,593)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

The iShares Inflation Hedged Corporate Bond ETF, iShares Inflation Hedged High Yield Bond ETF and iShares Inflation Hedged U.S. Aggregate Bond ETF use inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF and iShares Interest Rate Hedged U.S. Aggregate Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Inflation Hedged Corporate Bond	0.20%
Inflation Hedged High Yield Bond	0.55
Inflation Hedged U.S. Aggregate Bond	0.13
Interest Rate Hedged Corporate Bond	0.30
Interest Rate Hedged High Yield Bond	0.65
Interest Rate Hedged Long-Term Corporate Bond	0.35
Interest Rate Hedged U.S. Aggregate Bond	0.13

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Inflation Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

For the iShares Inflation Hedged U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares Core U.S. Aggregate Bond ETF (“AGG”), after taking into account any fee waivers by AGG, plus 0.10%.

For the iShares Interest Rate Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the HYG, after taking into account any fee waivers by HYG, plus 0.05%.

For the iShares Interest Rate Hedged Long-Term Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 10+ Year Investment Grade Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

For the iShares Interest Rate Hedged U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in AGG, after taking into account any fee waivers by AGG, plus 0.10%.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Inflation Hedged Corporate Bond	$85,246
Inflation Hedged High Yield Bond	12,530
Inflation Hedged U.S. Aggregate Bond	729
Interest Rate Hedged Corporate Bond	700,810
Interest Rate Hedged High Yield Bond	813,923
Interest Rate Hedged Long-Term Corporate Bond	189,860
Interest Rate Hedged U.S. Aggregate Bond	1,013

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Inflation Hedged Corporate Bond	$10,993
Inflation Hedged High Yield Bond	2,960
Interest Rate Hedged Corporate Bond	74,462
Interest Rate Hedged High Yield Bond	176,754
Interest Rate Hedged Long-Term Corporate Bond	26,104

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Inflation Hedged Corporate Bond	$2,819,472	$28,929,321
Inflation Hedged High Yield Bond	37,756	59,435
Inflation Hedged U.S. Aggregate Bond	78,889	118,339
Interest Rate Hedged Corporate Bond	98,283,488	658,605,340
Interest Rate Hedged High Yield Bond	6,673,312	26,403,850
Interest Rate Hedged Long-Term Corporate Bond	60,473,009	120,286,713
Interest Rate Hedged U.S. Aggregate Bond	445,470	266,816

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Inflation Hedged Corporate Bond	$16,936,739	$—
Interest Rate Hedged Corporate Bond	43,713,385	—
Interest Rate Hedged High Yield Bond	71,138,224	—
Interest Rate Hedged Long-Term Corporate Bond	22,119,632	—
Interest Rate Hedged U.S. Aggregate Bond	2,352,068	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Interest Rate Hedged Long-Term Corporate Bond	$3,190,457	$(3,190,457)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

Inflation Hedged Corporate Bond
Ordinary income	$2,197,827	$2,838,582

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

Inflation Hedged High Yield Bond
Ordinary income	$154,669	$69,266

Inflation Hedged U.S. Aggregate Bond
Ordinary income	$71,665	$32,343

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

Interest Rate Hedged Corporate Bond
Ordinary income	$24,840,191	$23,524,103

Interest Rate Hedged High Yield Bond
Ordinary income	$11,416,943	$7,061,210

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$5,196,424	$15,092,854

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

Interest Rate Hedged U.S. Aggregate Bond
Ordinary income	$142,396	$18,160

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Inflation Hedged Corporate Bond	$30,066	$(11,462,463)	$(7,359,840)	$(18,792,237)
Inflation Hedged High Yield Bond	2,823	(118,280)	(32,102)	(147,559)
Inflation Hedged U.S. Aggregate Bond	364	(146,067)	(166,648)	(312,351)
Interest Rate Hedged Corporate Bond	2,144,688	(14,372,252)	16,608,072	4,380,508
Interest Rate Hedged High Yield Bond	989,029	(15,089,738)	(3,927,392)	(18,028,101)
Interest Rate Hedged Long-Term Corporate Bond	276,198	—	11,309,526	11,585,724
Interest Rate Hedged U.S. Aggregate Bond	7,845	(31,588)	16,535	(7,208)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of realized gains/losses for tax purposes.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Inflation Hedged Corporate Bond	$74,832,444	$3,031,022	$(10,390,862)	$(7,359,840)
Inflation Hedged High Yield Bond	3,572,250	15,939	(48,041)	(32,102)
Inflation Hedged U.S. Aggregate Bond	2,466,677	35,256	(201,904)	(166,648)
Interest Rate Hedged Corporate Bond	375,384,260	54,972,892	(38,364,820)	16,608,072
Interest Rate Hedged High Yield Bond	246,210,492	7,130,139	(11,057,531)	(3,927,392)
Interest Rate Hedged Long-Term Corporate Bond	74,213,364	19,852,338	(8,542,812)	11,309,526
Interest Rate Hedged U.S. Aggregate Bond	5,242,873	361,629	(345,094)	16,535

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged Corporate Bond
Shares sold	700,000	$17,953,289	2,800,000	$82,986,717
Shares redeemed	(1,100,000)	(27,949,177)	(2,900,000)	(77,209,955)

	(400,000)	$(9,995,888)	(100,000)	$5,776,762

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged High Yield Bond
Shares sold	—	$—	200,000	$5,020,582
Shares redeemed	—	—	(100,000)	(2,410,438)

	—	$—	100,000	$2,610,144

Inflation Hedged U.S. Aggregate Bond
Shares sold	—	$—	200,000	$5,031,676
Shares redeemed	—	—	(100,000)	(2,384,299)

	—	$—	100,000	$2,647,377

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Corporate Bond
Shares sold	500,000	$46,216,396	9,300,000	$875,012,659
Shares redeemed	(6,000,000)	(548,341,874)	(8,450,000)	(768,482,107)

	(5,500,000)	$(502,125,478)	850,000	$106,530,552

Interest Rate Hedged High Yield Bond
Shares sold	900,000	$75,010,949	1,250,000	$107,235,850
Shares redeemed	(250,000)	(20,438,591)	(1,450,000)	(120,735,327)

	650,000	$54,572,358	(200,000)	$(13,499,477)

Interest Rate Hedged Long-Term Corporate Bond
Shares sold	1,050,000	$24,802,260	3,900,000	$94,891,724
Shares redeemed	(2,850,000)	(66,808,496)	(32,150,000)	(772,592,854)

	(1,800,000)	$(42,006,236)	(28,250,000)	$(677,701,130)

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged U.S. Aggregate Bond
Shares sold	100,000	$2,565,141	200,000	$5,044,817
Shares redeemed	—	—	(100,000)	(2,504,931)

	100,000	$2,565,141	100,000	$2,539,886

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Inflation Hedged Corporate Bond ETF(1)

iShares Inflation Hedged High Yield Bond ETF (2)

iShares Inflation Hedged U.S. Aggregate Bond ETF(2)

iShares Interest Rate Hedged Corporate Bond ETF(1)

iShares Interest Rate Hedged High Yield Bond ETF(1)

iShares Interest Rate Hedged Long-Term Corporate Bond ETF(1)

iShares Interest Rate Hedged U.S. Aggregate Bond ETF(2)

(1) Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023.

(2) Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and for the period June 22, 2022 (commencement of operations) to October 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

Inflation Hedged Corporate Bond	$24,268
Inflation Hedged High Yield Bond	1,963
Inflation Hedged U.S. Aggregate Bond	28,358
Interest Rate Hedged Corporate Bond	500,833
Interest Rate Hedged High Yield Bond	129,119
Interest Rate Hedged Long-Term Corporate Bond	57,330
Interest Rate Hedged U.S. Aggregate Bond	38,333

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

Inflation Hedged Corporate Bond	$2,115,845
Inflation Hedged High Yield Bond	135,661
Inflation Hedged U.S. Aggregate Bond	71,618
Interest Rate Hedged Corporate Bond	14,615,964
Interest Rate Hedged High Yield Bond	7,242,827
Interest Rate Hedged Long-Term Corporate Bond	3,352,917
Interest Rate Hedged U.S. Aggregate Bond	95,872

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

Inflation Hedged Corporate Bond	$1,758,009
Inflation Hedged High Yield Bond	98,071
Inflation Hedged U.S. Aggregate Bond	66,623
Interest Rate Hedged Corporate Bond	12,195,019
Interest Rate Hedged High Yield Bond	5,294,734
Interest Rate Hedged Long-Term Corporate Bond	2,670,705
Interest Rate Hedged U.S. Aggregate Bond	89,480

I M P O R T A N T T A X I N F O R M A T I O N	75

Board Review and Approval of Investment Advisory Contract

iShares Inflation Hedged Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract (continued)

iShares Inflation Hedged High Yield Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract (continued)

iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	85

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Inflation Hedged Corporate Bond	$0.988428	$—	$—	$0.988428	100%	—%	—%	100%
Inflation Hedged High Yield Bond	1.546693	—	—	1.546693	100	—	—	100
Interest Rate Hedged Corporate Bond(a)	5.832047	—	0.508911	6.340958	92	—	8	100
Interest Rate Hedged High Yield Bond(a)	6.640006	—	0.306983	6.946989	96	—	4	100
Interest Rate Hedged Long-Term Corporate Bond(a)	1.543859	—	0.087294	1.631153	95	—	5	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free

1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information  (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CPI	Consumer Price Index

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	91

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2023

Statements of Assets and Liabilities (Unaudited)

October 31, 2023

iShares Trust

iShares 10+ Year Investment Grade Corporate Bond ETF | IGLB | NYSE Arca

iShares Core U.S. Aggregate Bond ETF | AGG | NYSE Arca

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The)
3.38%, 03/01/41 (Call 09/01/40)	$192	$121,683
5.40%, 10/01/48 (Call 04/01/48)	212	170,777

		292,460

Aerospace & Defense — 2.4%
Airbus SE, 3.95%, 04/10/47 (Call 10/10/46)(a)	475	347,218
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)	194	154,780
BAE Systems PLC
3.00%, 09/15/50 (Call 03/15/50)(a)	202	116,704
5.80%, 10/11/41(a)	917	827,041
Boeing Co. (The)
3.25%, 02/01/35 (Call 11/01/34)	654	483,554
3.30%, 03/01/35 (Call 09/01/34)	219	157,399
3.38%, 06/15/46 (Call 12/15/45)	562	339,061
3.50%, 03/01/39 (Call 09/01/38)(b)	366	248,962
3.50%, 03/01/45 (Call 09/01/44)(b)	253	154,968
3.55%, 03/01/38 (Call 09/01/37)	318	223,407
3.60%, 05/01/34 (Call 02/01/34)	689	537,124
3.63%, 03/01/48 (Call 09/01/47)	290	179,722
3.65%, 03/01/47 (Call 09/01/46)	332	206,779
3.75%, 02/01/50 (Call 08/01/49)	1,057	672,285
3.83%, 03/01/59 (Call 09/01/58)(b)	187	111,959
3.85%, 11/01/48 (Call 05/01/48)	355	229,517
3.90%, 05/01/49 (Call 11/01/48)(b)	689	448,770
3.95%, 08/01/59 (Call 02/01/59)	657	404,660
5.71%, 05/01/40 (Call 11/01/39)	2,358	2,085,815
5.81%, 05/01/50 (Call 11/01/49)	4,192	3,608,896
5.88%, 02/15/40	427	381,916
5.93%, 05/01/60 (Call 11/01/59)	2,696	2,268,156
6.63%, 02/15/38	191	185,846
6.88%, 03/15/39	412	417,318
General Dynamics Corp.
2.85%, 06/01/41 (Call 12/01/40)	342	224,359
3.60%, 11/15/42 (Call 05/15/42)	459	330,196
4.25%, 04/01/40 (Call 10/01/39)	584	473,378
4.25%, 04/01/50 (Call 10/01/49)	448	348,978
Howmet Aerospace Inc., 5.95%, 02/01/37	255	232,944
L3Harris Technologies Inc.
4.85%, 04/27/35 (Call 10/27/34)	343	299,985
5.05%, 04/27/45 (Call 10/27/44)	147	122,013
5.60%, 07/31/53 (Call 01/31/53)	280	247,429
6.15%, 12/15/40	510	483,555
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	611	356,517
3.60%, 03/01/35 (Call 09/01/34)(b)	345	281,578
3.80%, 03/01/45 (Call 09/01/44)	794	578,047
4.07%, 12/15/42	1,133	877,918
4.09%, 09/15/52 (Call 03/15/52)	1,220	899,709
4.15%, 06/15/53 (Call 12/15/52)(b)	620	461,138
4.30%, 06/15/62 (Call 12/15/61)	509	372,195
4.50%, 05/15/36 (Call 11/15/35)	327	286,351
4.70%, 05/15/46 (Call 11/15/45)	1,017	840,096
4.75%, 02/15/34 (Call 11/15/33)	422	387,897
5.20%, 02/15/55 (Call 08/15/54)	510	444,661
5.70%, 11/15/54 (Call 05/15/54)(b)	746	698,600
5.72%, 06/01/40	138	131,939
5.90%, 11/15/63 (Call 05/15/63)	575	549,586
Series B, 6.15%, 09/01/36	550	559,791

Security	Par (000)	Value

Aerospace & Defense (continued)
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	$384	$272,160
4.03%, 10/15/47 (Call 04/15/47)	1,727	1,255,345
4.75%, 06/01/43	817	669,366
4.95%, 03/15/53 (Call 09/15/52)	701	580,657
5.05%, 11/15/40	460	395,034
5.15%, 05/01/40 (Call 11/01/39)	452	396,114
5.25%, 05/01/50 (Call 11/01/49)	778	676,428
RTX Corp.
2.82%, 09/01/51 (Call 03/01/51)	826	445,319
3.03%, 03/15/52 (Call 09/15/51)	909	507,978
3.13%, 07/01/50 (Call 01/01/50)	790	458,225
3.75%, 11/01/46 (Call 05/01/46)(b)	880	582,714
4.05%, 05/04/47 (Call 11/04/46)	509	356,081
4.15%, 05/15/45 (Call 11/16/44)	818	586,267
4.20%, 12/15/44 (Call 06/15/44)	265	184,672
4.35%, 04/15/47 (Call 10/15/46)	763	559,768
4.45%, 11/16/38 (Call 05/16/38)	563	448,958
4.50%, 06/01/42	2,655	2,060,232
4.63%, 11/16/48 (Call 05/16/48)	1,367	1,051,916
4.70%, 12/15/41	380	302,494
4.80%, 12/15/43 (Call 06/15/43)	349	276,547
4.88%, 10/15/40	447	366,745
5.38%, 02/27/53 (Call 08/27/52)	990	839,192
5.40%, 05/01/35(b)	210	194,449
5.70%, 04/15/40	440	395,165
6.05%, 06/01/36	470	452,722
6.13%, 07/15/38	500	478,279

		40,073,544

Agriculture — 1.5%
Altria Group Inc.
3.40%, 02/04/41 (Call 08/04/40)	1,199	734,749
3.70%, 02/04/51 (Call 08/04/50)(b)	1,006	586,117
3.88%, 09/16/46 (Call 03/16/46)	1,179	728,241
4.00%, 02/04/61 (Call 08/04/60)	689	415,310
4.25%, 08/09/42	797	545,506
4.45%, 05/06/50 (Call 11/06/49)	432	286,789
4.50%, 05/02/43	614	433,427
5.38%, 01/31/44(b)	1,464	1,256,147
5.80%, 02/14/39 (Call 08/14/38)(b)	1,876	1,667,522
5.95%, 02/14/49 (Call 08/14/48)	1,934	1,640,654
6.20%, 02/14/59 (Call 08/14/58)(b)	196	175,077
Archer-Daniels-Midland Co.
2.70%, 09/15/51 (Call 03/15/51)(b)	195	109,626
3.75%, 09/15/47 (Call 03/15/47)	189	132,168
4.02%, 04/16/43	563	415,551
4.50%, 03/15/49 (Call 09/15/48)	159	126,332
4.54%, 03/26/42	386	312,136
5.38%, 09/15/35	805	764,301
5.77%, 03/01/41(c)	369	336,150
BAT Capital Corp.
3.73%, 09/25/40 (Call 03/25/40)	598	379,223
3.98%, 09/25/50 (Call 03/25/50)	943	554,810
4.39%, 08/15/37 (Call 02/15/37)	1,772	1,287,897
4.54%, 08/15/47 (Call 02/15/47)	1,925	1,245,411
4.76%, 09/06/49 (Call 03/06/49)	827	549,793
5.28%, 04/02/50 (Call 10/02/49)	435	309,367
5.65%, 03/16/52 (Call 09/16/51)	508	382,043
7.08%, 08/02/43 (Call 02/02/43)	584	532,416
7.08%, 08/02/53 (Call 02/02/53)	830	740,784

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
Cargill Inc.
3.13%, 05/25/51 (Call 11/25/50)(a)(b)	$520	$314,541
3.88%, 05/23/49 (Call 11/23/48)(a)	208	143,506
4.38%, 04/22/52 (Call 10/22/51)(a)	341	261,515
4.76%, 11/23/45(a)	434	352,851
Philip Morris International Inc.
3.88%, 08/21/42	759	532,587
4.13%, 03/04/43	788	564,709
4.25%, 11/10/44	635	457,970
4.38%, 11/15/41	773	581,188
4.50%, 03/20/42	662	506,391
4.88%, 11/15/43	281	223,924
6.38%, 05/16/38	1,343	1,329,366
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	608	520,920
5.85%, 08/15/45 (Call 02/15/45)	1,819	1,421,952
6.15%, 09/15/43	441	368,569
7.25%, 06/15/37	501	483,273

		24,710,809

Apparel — 0.1%
NIKE Inc.
3.25%, 03/27/40 (Call 09/27/39)(b)	659	474,630
3.38%, 11/01/46 (Call 05/01/46)	324	218,155
3.38%, 03/27/50 (Call 09/27/49)(b)	933	627,800
3.63%, 05/01/43 (Call 11/01/42)	565	419,690
3.88%, 11/01/45 (Call 05/01/45)	733	547,474
VF Corp., 6.45%, 11/01/37	295	269,090

		2,556,839

Auto Manufacturers — 0.3%
Cummins Inc.
2.60%, 09/01/50 (Call 03/01/50)(b)	164	90,060
4.88%, 10/01/43 (Call 04/01/43)(b)	432	369,763
General Motors Co.
5.00%, 04/01/35	459	381,965
5.15%, 04/01/38 (Call 10/01/37)	763	613,713
5.20%, 04/01/45	941	699,498
5.40%, 04/01/48 (Call 10/01/47)	512	383,837
5.95%, 04/01/49 (Call 10/01/48)(b)	600	485,112
6.25%, 10/02/43	1,354	1,163,699
6.60%, 04/01/36 (Call 10/01/35)	952	895,233
6.75%, 04/01/46 (Call 10/01/45)	587	526,019

		5,608,899

Auto Parts & Equipment — 0.1%
Aptiv PLC
3.10%, 12/01/51 (Call 06/01/51)	1,064	573,127
4.15%, 05/01/52 (Call 11/01/51)	714	470,173
4.40%, 10/01/46 (Call 04/01/46)(b)	210	142,379
5.40%, 03/15/49 (Call 09/15/48)(b)	230	179,384
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)(b)	205	145,951
Lear Corp.
3.55%, 01/15/52 (Call 07/15/51)	100	56,310
5.25%, 05/15/49 (Call 11/15/48)(b)	444	341,544

		1,908,868

Banks — 7.5%
Bank of America Corp.
2.68%, 06/19/41 (Call 06/19/40), (1-day SOFR + 1.930%)(d)	3,963	2,416,229
2.83%, 10/24/51 (Call 10/24/50), (1-day SOFR + 1.880%)(d)	879	485,627

Security	Par (000)	Value

Banks (continued)
2.97%, 07/21/52 (Call 07/21/51), (1-day SOFR + 1.560%)(d)	$1,507	$864,432
3.31%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.580%)(d)	2,514	1,669,252
3.95%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.452%)(d)	1,047	729,350
4.08%, 04/23/40 (Call 04/23/39), (3-mo. SOFR + 1.582%)(d)	1,182	891,066
4.08%, 03/20/51 (Call 03/20/50), (3-mo. SOFR + 3.412%)(d)	4,209	2,950,919
4.24%, 04/24/38 (Call 04/24/37), (3-mo. SOFR + 2.076%)(d)	1,103	870,458
4.33%, 03/15/50 (Call 03/15/49), (3-mo. SOFR + 1.782%)(d)	1,923	1,411,791
4.44%, 01/20/48 (Call 01/20/47), (3-mo. SOFR + 2.252%)(d)	1,614	1,220,805
4.88%, 04/01/44	492	401,454
5.00%, 01/21/44	1,430	1,198,868
5.88%, 02/07/42	1,209	1,133,119
6.11%, 01/29/37	1,542	1,465,155
7.75%, 05/14/38	1,022	1,095,168
Series L, 4.75%, 04/21/45	493	387,434
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(d)	899	567,309
Bank of America NA, 6.00%, 10/15/36	931	897,299
Barclays PLC
3.33%, 11/24/42 (Call 11/24/41), (1-year CMT + 1.300%)(d)	707	433,792
3.81%, 03/10/42 (Call 03/10/41), (1-year CMT + 1.700%)(b)(d)	605	381,154
4.95%, 01/10/47	1,046	801,373
5.25%, 08/17/45	1,060	855,264
BNP Paribas SA, 2.82%, 01/26/41(a)(b)	475	279,421
BPCE SA, 3.58%, 10/19/42 (Call 10/19/41), (1-day SOFR + 1.952%)(a)(b)(d)	254	148,455
Citigroup Inc.
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(d)	1,178	723,839
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(d)	260	194,574
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(d)	955	701,739
4.65%, 07/30/45	771	592,559
4.65%, 07/23/48 (Call 06/23/48)	1,982	1,526,555
4.75%, 05/18/46	1,623	1,211,947
5.30%, 05/06/44(b)	804	655,287
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(d)	1,134	979,034
5.88%, 01/30/42	884	819,177
6.13%, 08/25/36	363	341,899
6.68%, 09/13/43	955	913,038
6.88%, 03/05/38	234	234,568
6.88%, 02/15/98	129	125,829
8.13%, 07/15/39	1,613	1,818,714
Commonwealth Bank of Australia
3.31%, 03/11/41(a)	885	539,910
3.74%, 09/12/39(a)	830	561,765
3.90%, 07/12/47(a)(b)	889	655,712
4.32%, 01/10/48(a)(b)	847	557,332
Cooperatieve Rabobank UA
5.25%, 05/24/41	1,595	1,458,600

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.25%, 08/04/45(b)	$679	$559,393
5.75%, 12/01/43	543	480,460
5.80%, 09/30/2110(a)(b)	220	170,881
Credit Agricole SA, 2.81%, 01/11/41(a)	611	354,579
Fifth Third Bancorp., 8.25%, 03/01/38	773	786,429
Goldman Sachs Group Inc. (The)
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(d)	1,301	801,501
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(d)	1,828	1,186,346
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(d)	1,631	1,077,419
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(d)	1,790	1,355,203
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(d)	1,141	905,407
4.75%, 10/21/45 (Call 04/21/45)(b)	1,645	1,313,519
4.80%, 07/08/44 (Call 01/08/44)	1,413	1,119,792
5.15%, 05/22/45(b)	1,641	1,330,274
6.25%, 02/01/41	2,047	1,981,745
6.45%, 05/01/36(b)	641	617,636
6.75%, 10/01/37	4,309	4,209,323
HSBC Bank USA NA/New York
5.63%, 08/15/35	331	291,928
7.00%, 01/15/39(b)	750	750,565
HSBC Holdings PLC
5.25%, 03/14/44(b)	561	451,903
6.10%, 01/14/42(b)	803	772,174
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(d)	1,618	1,500,062
6.50%, 05/02/36	1,707	1,582,560
6.50%, 09/15/37	2,320	2,154,124
6.80%, 06/01/38	950	889,851
HSBC USA Inc., 7.20%, 07/15/97(b)	252	253,563
Intesa Sanpaolo SpA, 7.78%, 06/20/54 (Call 06/20/53), (1-year CMT + 3.900%)(a)(b)(d)	1,406	1,219,158
JPMorgan Chase & Co.
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(d)	1,359	812,088
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(d)	1,276	845,762
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(b)(d)	1,983	1,168,045
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(d)	1,595	1,050,713
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(d)	2,875	1,762,708
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(d)	1,411	1,079,599
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(d)	1,481	1,024,253
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(d)	2,484	1,736,470
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(d)	1,327	939,450
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(d)	1,628	1,201,723
4.85%, 02/01/44	903	751,488
4.95%, 06/01/45	1,289	1,055,458
5.40%, 01/06/42	959	863,486
5.50%, 10/15/40	959	873,648

Security	Par (000)	Value

Banks (continued)
5.60%, 07/15/41	$1,415	$1,301,782
5.63%, 08/16/43(b)	1,018	919,991
6.40%, 05/15/38	2,222	2,244,355
Lloyds Banking Group PLC
3.37%, 12/14/46 (Call 09/14/41), (5-year CMT + 1.500%)(b)(d)	900	521,515
4.34%, 01/09/48	1,187	774,509
5.30%, 12/01/45(b)	602	473,029
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	1,254	943,219
4.15%, 03/07/39(b)	189	149,073
4.29%, 07/26/38(b)	279	225,753
Morgan Stanley
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(b)(d)	1,799	991,908
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(d)	1,741	1,150,538
3.97%, 07/22/38 (Call 07/22/37)(d)	1,307	989,180
4.30%, 01/27/45	2,074	1,558,839
4.38%, 01/22/47	2,053	1,533,147
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(d)	534	428,185
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(d)	1,684	1,503,734
6.38%, 07/24/42	1,697	1,682,036
MUFG Bank Ltd., 4.70%, 03/10/44(a)	35	27,738
National Australia Bank Ltd., 2.65%, 01/14/41(a)	515	282,474
Regions Bank/Birmingham AL, 6.45%, 06/26/37	267	234,725
Regions Financial Corp., 7.38%, 12/10/37(b)	390	373,035
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)	45	31,825
Societe Generale SA
3.63%, 03/01/41(a)(b)	749	430,771
4.03%, 01/21/43 (Call 01/21/42), (1-year CMT + 1.900%)(a)(d)	590	349,219
5.63%, 11/24/45(a)(b)	210	155,653
7.37%, 01/10/53(a)	750	650,415
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	707	551,407
5.70%, 03/26/44(a)(b)	988	809,408
Sumitomo Mitsui Financial Group Inc.
2.30%, 01/12/41	338	197,659
2.93%, 09/17/41(b)	528	328,897
3.05%, 01/14/42	325	213,331
6.18%, 07/13/43	823	769,972
UBS AG, 4.50%, 06/26/48	741	588,147
UBS Group AG
3.18%, 02/11/43 (Call 02/11/42), (1-year CMT + 1.100%)(a)(d)	1,132	700,983
4.88%, 05/15/45	2,295	1,828,662
6.30%, 09/22/34 (Call 09/22/33), (1-year CMT + 2.000%)(a)(d)	200	189,445
Wachovia Corp.
5.50%, 08/01/35	624	555,454
7.50%, 04/15/35	216	225,235
Wells Fargo & Co.
3.07%, 04/30/41 (Call 04/30/40), (1-day SOFR + 2.530%)(d)	2,667	1,704,223
3.90%, 05/01/45	1,657	1,151,468
4.40%, 06/14/46	1,565	1,094,685

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.61%, 04/25/53 (Call 04/25/52), (1-day SOFR + 2.130%)(d)	$2,449	$1,805,633
4.65%, 11/04/44	1,355	998,824
4.75%, 12/07/46	1,555	1,145,224
4.90%, 11/17/45	1,599	1,216,146
5.01%, 04/04/51 (Call 04/04/50), (3-mo. SOFR + 4.502%)(d)	4,493	3,563,223
5.38%, 11/02/43	1,505	1,234,625
5.61%, 01/15/44	1,877	1,581,935
5.95%, 12/01/86 (Call 12/15/36)	199	182,351
Wells Fargo Bank NA
5.85%, 02/01/37	805	742,409
5.95%, 08/26/36	430	394,316
6.60%, 01/15/38	1,190	1,167,540
Westpac Banking Corp.
2.96%, 11/16/40	805	469,817
3.13%, 11/18/41	729	425,821
4.42%, 07/24/39	705	515,305

		127,726,751

Beverages — 2.8%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	4,223	3,716,406
4.90%, 02/01/46 (Call 08/01/45)	7,444	6,199,188
Anheuser-Busch InBev Finance Inc.
4.63%, 02/01/44	810	655,864
4.70%, 02/01/36 (Call 08/01/35)	585	514,823
4.90%, 02/01/46 (Call 08/01/45)	1,287	1,071,783
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	80	59,934
4.35%, 06/01/40 (Call 12/01/39)	933	753,312
4.38%, 04/15/38 (Call 10/15/37)	1,243	1,028,203
4.44%, 10/06/48 (Call 04/06/48)	1,509	1,167,617
4.50%, 06/01/50 (Call 12/01/49)	1,245	988,571
4.60%, 04/15/48 (Call 10/15/47)	1,867	1,512,460
4.60%, 06/01/60 (Call 12/01/59)	365	282,045
4.75%, 04/15/58 (Call 10/15/57)	608	487,121
4.95%, 01/15/42	1,185	1,018,334
5.45%, 01/23/39 (Call 07/23/38)	1,450	1,337,704
5.55%, 01/23/49 (Call 07/23/48)	3,146	2,854,109
5.80%, 01/23/59 (Call 07/23/58)	1,504	1,389,012
5.88%, 06/15/35(b)	370	371,250
8.00%, 11/15/39	369	420,081
8.20%, 01/15/39	998	1,166,437
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(a)	237	198,857
5.30%, 05/15/48 (Call 11/15/47)(a)	448	363,840
Bacardi Ltd./Bacardi-Martini BV, 5.90%, 06/15/43 (Call 12/15/42)(a)(b)	288	254,408
Brown-Forman Corp.
3.75%, 01/15/43 (Call 07/15/42)(b)	320	223,274
4.00%, 04/15/38 (Call 10/15/37)	145	115,619
4.50%, 07/15/45 (Call 01/15/45)	190	151,930
Coca-Cola Co. (The)
2.50%, 06/01/40(b)	1,255	810,414
2.50%, 03/15/51	1,254	691,689
2.60%, 06/01/50	1,185	674,533
2.75%, 06/01/60(b)	605	339,454
2.88%, 05/05/41	677	455,194
3.00%, 03/05/51(b)	1,484	925,647
4.20%, 03/25/50	517	404,883

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Femsa SAB de CV, 5.25%, 11/26/43	$264	$230,094
Constellation Brands Inc.
3.75%, 05/01/50 (Call 11/01/49)	399	266,067
4.10%, 02/15/48 (Call 08/15/47)	424	299,815
4.50%, 05/09/47 (Call 11/09/46)(b)	507	380,916
5.25%, 11/15/48 (Call 05/15/48)	329	274,989
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)(b)	498	370,875
5.88%, 09/30/36	337	333,094
Diageo Investment Corp.
4.25%, 05/11/42	385	300,995
7.45%, 04/15/35	445	493,029
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	320	205,766
4.38%, 05/10/43	150	114,836
Heineken NV
4.00%, 10/01/42(a)	486	353,281
4.35%, 03/29/47 (Call 09/29/46)(a)	190	140,219
Keurig Dr Pepper Inc.
3.35%, 03/15/51 (Call 09/15/50)(b)	367	220,838
3.80%, 05/01/50 (Call 11/01/49)	554	367,709
4.42%, 12/15/46 (Call 06/15/46)	316	230,266
4.50%, 11/15/45 (Call 05/15/45)(b)	355	267,934
4.50%, 04/15/52 (Call 10/15/51)	941	696,384
5.09%, 05/25/48 (Call 11/25/47)(b)	235	192,363
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)	951	674,382
5.00%, 05/01/42	1,378	1,127,562
PepsiCo Inc.
2.63%, 10/21/41 (Call 04/21/41)	767	491,134
2.75%, 10/21/51 (Call 04/21/51)(b)	946	549,656
2.88%, 10/15/49 (Call 04/15/49)	902	548,426
3.38%, 07/29/49 (Call 01/29/49)(b)	585	391,541
3.45%, 10/06/46 (Call 04/06/46)	882	610,423
3.50%, 03/19/40 (Call 09/19/39)	240	178,827
3.60%, 08/13/42	240	176,400
3.63%, 03/19/50 (Call 09/19/49)	874	610,364
3.88%, 03/19/60 (Call 09/19/59)	309	216,690
4.00%, 03/05/42	332	256,677
4.00%, 05/02/47 (Call 11/02/46)	295	227,222
4.20%, 07/18/52 (Call 01/18/52)	530	408,894
4.25%, 10/22/44 (Call 04/22/44)	55	42,729
4.45%, 04/14/46 (Call 10/14/45)	889	725,578
4.60%, 07/17/45 (Call 01/17/45)	355	287,161
4.65%, 02/15/53 (Call 08/15/52)	709	594,823
4.88%, 11/01/40	457	404,160
5.50%, 01/15/40	100	94,445
Pernod Ricard International Finance LLC, 2.75%, 10/01/50 (Call 04/01/50)(a)(b)	196	108,105
Pernod Ricard SA, 5.50%, 01/15/42(a)	691	624,536

		47,693,201

Biotechnology — 1.9%
Amgen Inc.
2.77%, 09/01/53 (Call 03/01/53)	795	415,347
2.80%, 08/15/41 (Call 02/15/41)	927	573,412
3.00%, 01/15/52 (Call 07/15/51)(b)	873	495,986
3.15%, 02/21/40 (Call 08/21/39)	1,404	940,288
3.38%, 02/21/50 (Call 08/21/49)	1,693	1,046,196
4.20%, 02/22/52 (Call 08/22/51)	805	566,329
4.40%, 05/01/45 (Call 11/01/44)(b)	1,780	1,336,890
4.40%, 02/22/62 (Call 08/22/61)	899	621,946

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.56%, 06/15/48 (Call 12/15/47)	$1,114	$842,767
4.66%, 06/15/51 (Call 12/15/50)	2,667	2,029,657
4.88%, 03/01/53 (Call 09/01/52)	795	620,671
4.95%, 10/01/41	478	393,705
5.15%, 11/15/41 (Call 05/15/41)	626	528,989
5.60%, 03/02/43 (Call 09/02/42)	1,763	1,572,447
5.65%, 06/15/42 (Call 12/15/41)	371	330,775
5.65%, 03/02/53 (Call 09/02/52)	3,243	2,852,260
5.75%, 03/15/40	362	329,140
5.75%, 03/02/63 (Call 09/02/62)	2,085	1,805,859
6.38%, 06/01/37	371	365,909
6.40%, 02/01/39	278	275,261
6.90%, 06/01/38(b)	50	50,622
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)	310	263,587
Biogen Inc.
3.15%, 05/01/50 (Call 11/01/49)	1,038	597,773
3.25%, 02/15/51 (Call 08/15/50)(b)	477	278,967
5.20%, 09/15/45 (Call 03/15/45)	771	641,596
CSL Finance PLC
4.63%, 04/27/42 (Call 10/27/41)(a)	210	172,755
4.75%, 04/27/52 (Call 10/27/51)(a)	749	599,534
4.95%, 04/27/62 (Call 10/27/61)(a)	349	273,515
Gilead Sciences Inc.
2.60%, 10/01/40 (Call 04/01/40)	994	621,688
2.80%, 10/01/50 (Call 04/01/50)(b)	1,279	721,357
4.00%, 09/01/36 (Call 03/01/36)	680	553,996
4.15%, 03/01/47 (Call 09/01/46)	1,483	1,092,209
4.50%, 02/01/45 (Call 08/01/44)	1,494	1,168,808
4.60%, 09/01/35 (Call 03/01/35)	777	681,731
4.75%, 03/01/46 (Call 09/01/45)	1,911	1,544,642
4.80%, 04/01/44 (Call 10/01/43)	1,469	1,207,307
5.55%, 10/15/53 (Call 04/15/53)	1,090	984,612
5.65%, 12/01/41 (Call 06/01/41)	883	816,539
Regeneron Pharmaceuticals Inc., 2.80%, 09/15/50 (Call 03/15/50)	402	216,464
Royalty Pharma PLC
3.30%, 09/02/40 (Call 03/02/40)(b)	728	460,031
3.35%, 09/02/51 (Call 03/02/51)	461	254,235
3.55%, 09/02/50 (Call 03/02/50)(b)	725	423,004

		31,568,806

Building Materials — 0.5%
Carrier Global Corp.
3.38%, 04/05/40 (Call 10/05/39)	1,211	814,833
3.58%, 04/05/50 (Call 10/05/49)	1,633	1,024,083
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(a)	200	145,354
4.50%, 04/04/48 (Call 10/04/47)(a)(b)	498	382,531
CRH America Inc., 5.13%, 05/18/45 (Call 11/18/44)(a)	381	308,477
Fortune Brands Home & Security Inc., 4.50%, 03/25/52 (Call 09/25/51)	306	210,409
Holcim Capital Corp. Ltd.
6.50%, 09/12/43(a)	370	325,086
6.88%, 09/29/39(a)	200	185,700
Holcim Finance U.S. LLC, 4.75%, 09/22/46 (Call 03/22/46)(a)	200	149,007
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	404	305,901
4.63%, 07/02/44 (Call 01/02/44)	306	236,086
4.95%, 07/02/64 (Call 01/02/64)(c)	216	162,818
5.13%, 09/14/45 (Call 03/14/45)	239	196,754

Security	Par (000)	Value

Building Materials (continued)
6.00%, 01/15/36	$298	$290,035
Lafarge SA, 7.13%, 07/15/36	215	221,058
Martin Marietta Materials Inc.
3.20%, 07/15/51 (Call 01/15/51)	548	325,547
4.25%, 12/15/47 (Call 06/15/47)	483	349,744
Masco Corp.
3.13%, 02/15/51 (Call 08/15/50)	219	122,711
4.50%, 05/15/47 (Call 11/15/46)(b)	277	197,313
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	539	384,131
4.40%, 01/30/48 (Call 07/30/47)	244	175,397
7.00%, 12/01/36	319	320,585
Trane Technologies Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)(b)	205	149,534
5.75%, 06/15/43	358	328,922
Trane Technologies Luxembourg Finance SA
4.50%, 03/21/49 (Call 09/21/48)	258	195,510
4.65%, 11/01/44 (Call 05/01/44)(b)	227	176,063
Votorantim Cimentos International SA, 7.25%, 04/05/41(a)	205	208,020
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)(b)	520	396,792
4.70%, 03/01/48 (Call 09/01/47)	317	246,511

		8,534,912

Chemicals — 1.7%
Air Liquide Finance SA, 3.50%, 09/27/46 (Call 03/27/46)(a)	365	245,300
Air Products and Chemicals Inc.
2.70%, 05/15/40 (Call 11/15/39)(b)	536	347,765
2.80%, 05/15/50 (Call 11/15/49)(b)	737	434,379
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)(b)	267	218,212
5.65%, 06/01/52 (Call 12/01/51)(b)	351	271,822
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(a)	300	246,072
Braskem Netherlands Finance BV, 5.88%, 01/31/50(a)(b)	673	434,506
CF Industries Inc.
4.95%, 06/01/43	780	602,145
5.15%, 03/15/34(b)	398	352,688
5.38%, 03/15/44	560	455,398
Dow Chemical Co. (The)
3.60%, 11/15/50 (Call 05/15/50)	841	530,661
4.25%, 10/01/34 (Call 04/01/34)	229	193,086
4.38%, 11/15/42 (Call 05/15/42)	1,071	795,540
4.63%, 10/01/44 (Call 04/01/44)	311	234,464
4.80%, 05/15/49 (Call 11/15/48)	510	387,287
5.25%, 11/15/41 (Call 05/15/41)	824	691,845
5.55%, 11/30/48 (Call 05/30/48)	659	556,237
6.90%, 05/15/53 (Call 11/15/52)	640	639,767
9.40%, 05/15/39	431	526,161
DuPont de Nemours Inc.
5.32%, 11/15/38 (Call 05/15/38)	1,366	1,220,903
5.42%, 11/15/48 (Call 05/15/48)	1,627	1,411,141
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	269	196,187
4.80%, 09/01/42 (Call 03/01/42)(b)	765	586,595
Ecolab Inc.
2.13%, 08/15/50 (Call 02/15/50)(b)	363	176,309
2.70%, 12/15/51 (Call 06/15/51)(b)	591	324,390
2.75%, 08/18/55 (Call 02/18/55)(b)	617	328,018

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
3.95%, 12/01/47 (Call 06/01/47)	$271	$197,166
5.50%, 12/08/41	334	305,653
FMC Corp.
4.50%, 10/01/49 (Call 04/01/49)	415	274,053
6.38%, 05/18/53 (Call 11/18/52)	380	319,912
GC Treasury Center Co. Ltd., 4.30%, 03/18/51 (Call 09/18/50)(a)	471	298,594
International Flavors & Fragrances Inc.
3.27%, 11/15/40 (Call 05/15/40)(a)(b)	543	330,216
3.47%, 12/01/50 (Call 06/01/50)(a)(b)	1,109	617,957
4.38%, 06/01/47 (Call 12/01/46)	395	256,781
5.00%, 09/26/48 (Call 03/26/48)(b)	500	359,735
Linde Inc./CT
2.00%, 08/10/50 (Call 02/10/50)(b)	162	77,960
3.55%, 11/07/42 (Call 05/07/42)	615	439,366
Lubrizol Corp. (The), 6.50%, 10/01/34(b)	385	420,162
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	809	616,788
5.25%, 07/15/43	657	528,719
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	557	360,826
3.63%, 04/01/51 (Call 10/01/50)(b)	828	498,988
3.80%, 10/01/60 (Call 04/01/60)	508	293,369
4.20%, 10/15/49 (Call 04/15/49)	731	484,686
4.20%, 05/01/50 (Call 11/01/49)	728	481,622
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)(b)	860	600,015
Mosaic Co. (The)
4.88%, 11/15/41 (Call 05/15/41)	330	252,522
5.63%, 11/15/43 (Call 05/15/43)(b)	385	322,965
Nutrien Ltd.
3.95%, 05/13/50 (Call 11/13/49)(b)	366	246,458
4.13%, 03/15/35 (Call 09/15/34)	237	190,460
4.90%, 06/01/43 (Call 12/01/42)	270	214,325
5.00%, 04/01/49 (Call 10/01/48)(b)	549	427,266
5.25%, 01/15/45 (Call 07/15/44)	373	305,361
5.63%, 12/01/40	336	295,637
5.80%, 03/27/53 (Call 09/27/52)(b)	663	579,312
5.88%, 12/01/36	392	363,322
6.13%, 01/15/41 (Call 07/15/40)	330	304,246
Orbia Advance Corp. SAB de CV
5.50%, 01/15/48 (Call 07/15/47)(a)	225	163,359
5.88%, 09/17/44(a)	791	616,101
PPG Industries Inc., 5.50%, 11/15/40	50	41,658
RPM International Inc.
4.25%, 01/15/48 (Call 07/15/47)(b)	190	129,903
5.25%, 06/01/45 (Call 12/01/44)(b)	199	157,417
Sherwin-Williams Co. (The)
2.90%, 03/15/52 (Call 09/15/51)	333	180,364
3.30%, 05/15/50 (Call 11/15/49)	369	221,452
3.80%, 08/15/49 (Call 02/15/49)	401	265,029
4.00%, 12/15/42 (Call 06/15/42)	314	224,156
4.50%, 06/01/47 (Call 12/01/46)	1,029	776,155
4.55%, 08/01/45 (Call 02/01/45)(b)	176	132,185
Sociedad Quimica y Minera de Chile SA
3.50%, 09/10/51 (Call 03/10/51)(a)(b)	541	314,592
4.25%, 01/22/50 (Call 07/22/49)(a)(b)	225	152,961
Westlake Corp.
2.88%, 08/15/41 (Call 02/15/41)	232	136,321
3.13%, 08/15/51 (Call 02/15/51)	265	142,719
3.38%, 08/15/61 (Call 02/15/61)	416	214,818

Security	Par (000)	Value

Chemicals (continued)
4.38%, 11/15/47 (Call 05/15/47)(b)	$420	$290,457
5.00%, 08/15/46 (Call 02/15/46)	540	410,466

		28,241,433

Coal — 0.1%
Teck Resources Ltd.
5.20%, 03/01/42 (Call 09/01/41)	295	229,862
5.40%, 02/01/43 (Call 08/01/42)	295	235,845
6.00%, 08/15/40 (Call 02/15/40)	438	380,130
6.13%, 10/01/35(b)	300	277,587
6.25%, 07/15/41 (Call 01/15/41)	342	303,153

		1,426,577

Commercial Services — 1.7%
Adani Ports & Special Economic Zone Ltd., 5.00%, 08/02/41 (Call 02/02/41)(a)	120	73,369
American University (The), Series 2019, 3.67%, 04/01/49(b)	425	296,916
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	498	301,941
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)	195	106,505
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/2119)	172	99,473
4.32%, 08/01/45	343	272,846
4.70%, 11/01/2111	385	283,353
Case Western Reserve University, 5.41%, 06/01/2122 (Call 12/01/2121)	195	159,941
Claremont Mckenna College, 3.78%, 01/01/2122 (Call 07/01/2121)	150	85,683
DP World Ltd./United Arab Emirates
4.70%, 09/30/49 (Call 03/30/49)(a)	380	273,144
5.63%, 09/25/48(a)	1,004	825,248
6.85%, 07/02/37(a)(b)	1,315	1,299,867
Duke University
3.20%, 10/01/38(b)	175	129,424
3.30%, 10/01/46(b)	200	134,844
Series 2020, 2.68%, 10/01/44	337	218,335
Series 2020, 2.76%, 10/01/50	294	171,876
Series 2020, 2.83%, 10/01/55	232	132,063
Emory University, Series 2020, 2.97%, 09/01/50 (Call 03/01/50)(b)	361	215,953
Equifax Inc., 7.00%, 07/01/37	265	259,654
ERAC USA Finance LLC
4.20%, 11/01/46 (Call 05/01/46)(a)(b)	245	178,221
4.50%, 02/15/45 (Call 08/15/44)(a)	159	121,004
5.40%, 05/01/53 (Call 11/01/52)(a)	645	557,378
5.63%, 03/15/42(a)(b)	457	411,171
6.70%, 06/01/34(a)	605	619,118
7.00%, 10/15/37(a)	925	962,154
Ford Foundation (The)
Series 2017, 3.86%, 06/01/47 (Call 12/01/46)(b)	244	179,970
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)	125	68,285
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)(b)	425	216,327
George Washington University (The)
4.87%, 09/15/45(b)	240	201,909
Series 2014, 4.30%, 09/15/44	297	227,883
Series 2016, 3.55%, 09/15/46	265	178,675
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	532	401,322
Georgetown University (The)
5.12%, 04/01/53 (Call 10/01/52)(b)	20	17,301

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Series 20A, 2.94%, 04/01/50	$221	$129,309
Series A, 5.22%, 10/01/2118 (Call 04/01/2118)	185	145,656
Series B, 4.32%, 04/01/49 (Call 10/01/48)	545	415,882
Global Payments Inc.
4.15%, 08/15/49 (Call 02/15/49)	492	319,029
5.95%, 08/15/52 (Call 02/15/52)(b)	500	422,123
Howard University, 5.21%, 10/01/52 (Call 10/01/32)	225	175,170
ITR Concession Co. LLC, 5.18%, 07/15/35 (Call 01/15/35)(a)	239	199,754
Johns Hopkins University
Series 2013, 4.08%, 07/01/53	331	248,067
Series A, 2.81%, 01/01/60 (Call 07/01/59)(b)	185	100,829
Leland Stanford Junior University (The)
2.41%, 06/01/50 (Call 12/01/49)(b)	388	211,696
3.46%, 05/01/47	225	154,534
3.65%, 05/01/48 (Call 11/01/47)	547	395,272
Massachusetts Institute of Technology
3.07%, 04/01/52 (Call 10/01/51)(b)	400	248,855
3.89%, 07/01/2116(b)	210	135,082
3.96%, 07/01/38	354	294,314
4.68%, 07/01/2114	404	312,397
5.60%, 07/01/2111(b)	527	487,976
Series F, 2.99%, 07/01/50 (Call 01/01/50)	439	274,164
Series G, 2.29%, 07/01/51 (Call 01/01/51)(b)	466	245,468
Metropolitan Museum of Art (The), Series 2015, 3.40%, 07/01/45	163	107,536
Moody’s Corp.
2.55%, 08/18/60 (Call 02/18/60)	354	161,967
2.75%, 08/19/41 (Call 02/19/41)(b)	380	234,487
3.10%, 11/29/61 (Call 05/29/61)	260	140,869
3.25%, 05/20/50 (Call 11/20/49)(b)	137	82,562
3.75%, 02/25/52 (Call 08/25/51)	270	179,987
4.88%, 12/17/48 (Call 06/17/48)	279	224,545
5.25%, 07/15/44	405	348,071
Northeastern University, Series 2020, 2.89%, 10/01/50(b)	245	143,725
Northwestern University
3.69%, 12/01/38	220	176,494
3.87%, 12/01/48(b)	170	125,932
4.64%, 12/01/44	510	439,487
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	180	121,384
Series 2020, 2.64%, 12/01/50 (Call 06/01/50)(b)	125	71,232
PayPal Holdings Inc.
3.25%, 06/01/50 (Call 12/01/49)(b)	544	333,991
5.05%, 06/01/52 (Call 12/01/51)(b)	660	558,083
5.25%, 06/01/62 (Call 12/01/61)(b)	380	314,638
Pelabuhan Indonesia Persero PT, 5.38%, 05/05/45(a)	315	267,421
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	442	248,096
3.15%, 07/15/46 (Call 01/15/46)	410	271,529
3.30%, 07/15/56 (Call 01/15/56)	159	101,636
3.62%, 10/01/37	252	200,943
3.75%, 11/15/52 (Call 05/15/52)	410	293,928
4.88%, 10/15/40(b)	150	132,690
6.50%, 01/15/39(a)	470	497,558
Quanta Services Inc., 3.05%, 10/01/41 (Call 04/01/41)	438	262,550
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	407	222,771

Security	Par (000)	Value

Commercial Services (continued)
S&P Global Inc.
2.30%, 08/15/60 (Call 02/15/60)(b)	$506	$235,180
3.25%, 12/01/49 (Call 06/01/49)	401	249,853
3.70%, 03/01/52 (Call 09/01/51)	683	461,486
3.90%, 03/01/62 (Call 09/01/61)	366	246,193
4.50%, 05/15/48 (Call 11/15/47)(b)	200	151,547
6.55%, 11/15/37	50	49,474
Thomas Jefferson University, 3.85%, 11/01/57 (Call 05/01/57)	315	197,830
Trustees of Boston College
3.13%, 07/01/52(b)	262	163,054
3.99%, 07/01/47	160	115,709
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)(b)	305	228,653
Trustees of Dartmouth College, 3.47%, 06/01/46	275	190,346
Trustees of Princeton University (The)
4.20%, 03/01/52 (Call 09/01/51)(b)	50	39,551
5.70%, 03/01/39(b)	784	773,973
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)(b)	300	171,675
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/2118)(b)	195	115,490
4.67%, 09/01/2112	250	193,617
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)(b)	325	173,810
Trustees of Tufts College
3.10%, 08/15/51 (Call 02/15/51)	115	69,344
Series 2012, 5.02%, 04/15/2112(b)	205	157,272
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)(b)	160	98,962
4.00%, 10/01/53 (Call 04/01/53)	395	294,298
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	230	158,477
Series C, 2.55%, 04/01/50 (Call 10/01/49)(b)	285	165,056
University of Miami, 4.06%, 04/01/52	405	292,046
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	350	248,075
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	313	213,697
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	426	246,387
3.03%, 10/01/39	818	591,296
4.98%, 10/01/53 (Call 04/01/53)(b)	160	137,789
5.25%, 10/01/2111(b)	240	202,598
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	275	203,289
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	189	112,777
Series A, 3.23%, 10/01/2120 (Call 04/01/2120)(b)	70	36,074
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)(b)	265	169,324
5.50%, 06/15/45 (Call 12/15/44)	173	146,372
Washington University (The)
3.52%, 04/15/54 (Call 10/15/53)	510	345,987
4.35%, 04/15/2122 (Call 10/15/2121)(b)	130	91,552
Wesleyan University, 4.78%, 07/01/2116	181	129,119
William Marsh Rice University
3.57%, 05/15/45	68	49,276
3.77%, 05/15/55	220	156,799
WK Kellogg Foundation Trust, 2.44%, 10/01/50 (Call 04/01/50)(a)(b)	130	69,729
Yale University, Series 2020, 2.40%, 04/15/50 (Call 10/15/49)(b)	396	215,459

		29,219,337

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers — 2.0%
Apple Inc.
2.38%, 02/08/41 (Call 08/08/40)	$1,235	$787,961
2.40%, 08/20/50 (Call 02/20/50)	925	514,562
2.55%, 08/20/60 (Call 02/20/60)(b)	1,336	731,760
2.65%, 05/11/50 (Call 11/11/49)	1,925	1,114,288
2.65%, 02/08/51 (Call 08/08/50)(b)	2,322	1,333,353
2.70%, 08/05/51 (Call 02/05/51)	1,396	807,325
2.80%, 02/08/61 (Call 08/08/60)	1,335	737,205
2.85%, 08/05/61 (Call 02/05/61)	1,038	577,020
2.95%, 09/11/49 (Call 03/11/49)	1,256	782,226
3.45%, 02/09/45	1,630	1,165,706
3.75%, 09/12/47 (Call 03/12/47)(b)	790	576,290
3.75%, 11/13/47 (Call 05/13/47)	1,097	804,063
3.85%, 05/04/43	2,114	1,634,949
3.85%, 08/04/46 (Call 02/04/46)	1,551	1,163,082
3.95%, 08/08/52 (Call 02/08/52)	1,376	1,020,144
4.10%, 08/08/62 (Call 02/08/62)	920	674,638
4.25%, 02/09/47 (Call 08/09/46)	705	569,471
4.38%, 05/13/45	1,552	1,272,496
4.45%, 05/06/44	777	655,246
4.50%, 02/23/36 (Call 08/23/35)(b)	1,059	979,292
4.65%, 02/23/46 (Call 08/23/45)	3,038	2,591,871
4.85%, 05/10/53 (Call 11/10/52)	1,085	942,474
Dell Inc.
5.40%, 09/10/40	386	329,738
6.50%, 04/15/38	300	286,189
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)	875	563,671
3.45%, 12/15/51 (Call 06/15/51)	1,015	604,738
8.10%, 07/15/36 (Call 01/15/36)	916	993,444
8.35%, 07/15/46 (Call 01/15/46)(b)	349	389,886
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	495	485,895
6.35%, 10/15/45 (Call 04/15/45)	1,139	1,043,951
HP Inc., 6.00%, 09/15/41(b)	1,202	1,088,521
International Business Machines Corp.
2.85%, 05/15/40 (Call 11/15/39)	534	342,092
2.95%, 05/15/50 (Call 11/15/49)(b)	612	347,329
3.43%, 02/09/52 (Call 08/09/51)	556	343,673
4.00%, 06/20/42(b)	964	716,799
4.15%, 05/15/39	1,581	1,241,147
4.25%, 05/15/49	2,258	1,650,359
4.70%, 02/19/46	547	432,522
4.90%, 07/27/52 (Call 01/27/52)	703	564,791
5.10%, 02/06/53 (Call 08/06/52)(b)	655	544,211
5.60%, 11/30/39	730	673,408
7.13%, 12/01/96(b)	152	159,724
Kyndryl Holdings Inc., 4.10%, 10/15/41 (Call 04/15/41)(b)	279	173,087

		34,410,597

Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)(b)	230	169,032
4.00%, 08/15/45	379	298,616
Estee Lauder Companies Inc. (The)
3.13%, 12/01/49 (Call 06/01/49)	431	262,941
3.70%, 08/15/42	231	159,370
4.15%, 03/15/47 (Call 09/15/46)	348	258,135
4.38%, 06/15/45 (Call 12/15/44)	186	142,336
5.15%, 05/15/53 (Call 11/15/52)(b)	380	325,869
6.00%, 05/15/37(b)	305	303,171

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
GSK Consumer Healthcare Capital U.S. LLC, 4.00%, 03/24/52 (Call 09/24/51)	$627	$440,367
Kenvue Inc.
5.05%, 03/22/53 (Call 09/22/52)(b)	1,347	1,157,335
5.10%, 03/22/43 (Call 09/22/42)(b)	843	745,780
5.20%, 03/22/63 (Call 09/22/62)	585	496,679
Procter & Gamble Co. (The)
3.50%, 10/25/47	225	159,151
3.55%, 03/25/40	278	214,142
3.60%, 03/25/50(b)	286	206,989
5.55%, 03/05/37	960	955,556
5.80%, 08/15/34	294	303,901
Unilever Capital Corp., Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)(b)	435	245,979

		6,845,349

Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	180	126,243
4.20%, 05/15/47 (Call 11/15/46)	296	229,784
4.60%, 06/15/45 (Call 12/15/44)	892	722,476

		1,078,503

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/41 (Call 04/29/41)	1,527	1,023,452
American Express Co., 4.05%, 12/03/42(b)	1,384	1,043,301
Ares Finance Co. IV LLC, 3.65%, 02/01/52 (Call 08/01/51)(a)(b)	335	195,490
Blackstone Holdings Finance Co. LLC
2.80%, 09/30/50 (Call 03/30/50)(a)	308	158,205
2.85%, 08/05/51 (Call 02/05/51)(a)	335	174,274
3.20%, 01/30/52 (Call 07/30/51)(a)	846	477,215
3.50%, 09/10/49 (Call 03/10/49)(a)(b)	185	110,422
4.00%, 10/02/47 (Call 04/02/47)(a)	190	124,050
4.45%, 07/15/45(a)(b)	270	190,206
5.00%, 06/15/44(a)	341	264,247
6.25%, 08/15/42(a)	340	299,680
Blue Owl Finance LLC, 4.13%, 10/07/51 (Call 04/07/51)(a)	260	145,105
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)	427	249,561
3.63%, 02/15/52 (Call 08/15/51)	478	282,949
4.70%, 09/20/47 (Call 03/20/47)	636	469,654
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	465	268,392
CI Financial Corp., 4.10%, 06/15/51 (Call 12/15/50)(b)	772	410,666
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)(b)	187	144,803
5.30%, 09/15/43 (Call 03/15/43)	867	804,441
FMR LLC
5.15%, 02/01/43(a)	345	278,285
6.45%, 11/15/39(a)	265	250,786
6.50%, 12/14/40(a)	327	308,845
Franklin Resources Inc., 2.95%, 08/12/51 (Call 02/12/51)	315	167,826
Invesco Finance PLC, 5.38%, 11/30/43	353	297,786
Jefferies Financial Group Inc.
6.25%, 01/15/36	515	488,324
6.50%, 01/20/43	367	338,063
6.63%, 10/23/43 (Call 07/23/43)(b)	153	142,086

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)(b)	$411	$341,279
Legg Mason Inc., 5.63%, 01/15/44	430	379,287
LSEGA Financing PLC, 3.20%, 04/06/41 (Call 10/06/40)(a)	666	445,186
Mastercard Inc.
2.95%, 03/15/51 (Call 09/15/50)(b)	459	280,086
3.65%, 06/01/49 (Call 12/01/48)	757	535,373
3.80%, 11/21/46 (Call 05/21/46)	374	274,560
3.85%, 03/26/50 (Call 09/26/49)	1,081	789,845
3.95%, 02/26/48 (Call 08/26/47)	324	244,638
Nasdaq Inc.
2.50%, 12/21/40 (Call 06/21/40)	514	300,171
3.25%, 04/28/50 (Call 10/28/49)	521	305,381
3.95%, 03/07/52 (Call 09/07/51)	455	300,600
5.55%, 02/15/34 (Call 11/15/33)	897	832,050
5.95%, 08/15/53 (Call 02/15/53)(b)	520	463,926
6.10%, 06/28/63 (Call 12/28/62)(b)	565	499,530
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.88%, 04/15/45 (Call 10/15/44)(a)	261	185,742
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	574	368,505
4.95%, 07/15/46	605	478,756
Visa Inc.
2.00%, 08/15/50 (Call 02/15/50)(b)	1,442	736,360
2.70%, 04/15/40 (Call 10/15/39)	900	602,069
3.65%, 09/15/47 (Call 03/15/47)	615	442,583
4.15%, 12/14/35 (Call 06/14/35)	1,172	1,021,211
4.30%, 12/14/45 (Call 06/14/45)	2,870	2,291,316
Voya Financial Inc.
4.80%, 06/15/46	164	117,920
5.70%, 07/15/43	532	446,565
Western Union Co. (The)
6.20%, 11/17/36	544	512,336
6.20%, 06/21/40	269	241,765

		22,545,154

Electric — 12.5%
Abu Dhabi National Energy Co. PJSC
3.40%, 04/29/51 (Call 10/29/50)(a)	652	414,020
4.00%, 10/03/49(a)	548	395,320
6.50%, 10/27/36(a)	820	865,051
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	111	66,401
3.80%, 10/01/47 (Call 04/01/47)	283	181,888
5.25%, 05/15/52 (Call 11/15/51)	397	321,258
Series G, 4.15%, 05/01/49 (Call 11/01/48)(b)	239	163,606
Series H, 3.45%, 01/15/50 (Call 07/15/49)	397	240,627
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	290	173,132
3.75%, 12/01/47 (Call 06/01/47)	469	317,799
3.80%, 06/15/49 (Call 12/15/48)	324	219,720
4.00%, 12/01/46 (Call 06/01/46)	115	82,489
4.25%, 09/15/48 (Call 03/15/48)	321	235,420
4.50%, 06/15/52 (Call 12/01/51)	415	315,127
5.40%, 03/15/53 (Call 09/15/52)	505	441,106
Series M, 3.65%, 04/01/50 (Call 10/01/49)	484	318,631
Series N, 2.75%, 08/15/51 (Call 02/15/51)	422	226,717
Alabama Power Co.
3.00%, 03/15/52 (Call 09/15/51)(b)	344	194,004
3.13%, 07/15/51 (Call 01/15/51)	515	298,418

Security	Par (000)	Value

Electric (continued)
3.45%, 10/01/49 (Call 04/01/49)	$672	$422,673
3.75%, 03/01/45 (Call 09/01/44)	609	419,731
3.85%, 12/01/42	220	157,875
4.10%, 01/15/42	280	204,294
4.15%, 08/15/44 (Call 02/15/44)	364	265,274
4.30%, 01/02/46 (Call 07/02/45)	340	250,266
5.50%, 03/15/41(b)	358	319,503
6.00%, 03/01/39(b)	247	234,504
6.13%, 05/15/38	135	131,446
Series 11-C, 5.20%, 06/01/41(b)	290	248,921
Series A, 4.30%, 07/15/48 (Call 01/15/48)	384	280,647
Series B, 3.70%, 12/01/47 (Call 06/01/47)	485	323,529
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(a)	532	345,302
Ameren Illinois Co.
2.90%, 06/15/51 (Call 12/15/50)(b)	242	136,020
3.25%, 03/15/50 (Call 09/15/49)	252	155,545
3.70%, 12/01/47 (Call 06/01/47)	387	264,708
4.15%, 03/15/46 (Call 09/15/45)	380	277,673
4.30%, 07/01/44 (Call 01/01/44)(b)	195	144,174
4.50%, 03/15/49 (Call 09/15/48)	360	281,494
4.80%, 12/15/43 (Call 06/15/43)(b)	185	146,323
5.90%, 12/01/52 (Call 06/01/52)	270	256,281
American Electric Power Co. Inc., 3.25%, 03/01/50 (Call 09/01/49)(b)	337	197,454
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(a)	181	147,478
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	283	204,705
4.45%, 06/01/45 (Call 12/01/44)	266	195,631
7.00%, 04/01/38	460	472,835
Series L, 5.80%, 10/01/35(b)	240	220,435
Series P, 6.70%, 08/15/37(b)	195	192,361
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	305	221,128
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	390	246,020
Arizona Public Service Co.
2.65%, 09/15/50 (Call 03/15/50)	245	125,285
3.35%, 05/15/50 (Call 11/15/49)(b)	270	158,698
3.50%, 12/01/49 (Call 06/01/49)	147	88,295
3.75%, 05/15/46 (Call 11/15/45)	166	107,099
4.20%, 08/15/48 (Call 02/15/48)	142	97,145
4.25%, 03/01/49 (Call 09/01/48)	181	124,263
4.35%, 11/15/45 (Call 05/15/45)	162	115,918
4.50%, 04/01/42 (Call 10/01/41)	526	397,953
4.70%, 01/15/44 (Call 07/15/43)(b)	140	102,258
5.05%, 09/01/41 (Call 03/01/41)(b)	482	390,084
5.50%, 09/01/35	260	236,758
Avista Corp.
4.00%, 04/01/52 (Call 10/01/51)(b)	184	121,857
4.35%, 06/01/48 (Call 12/01/47)	161	116,249
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)	318	178,618
3.20%, 09/15/49 (Call 03/15/49)	267	162,562
3.50%, 08/15/46 (Call 02/15/46)	351	226,729
3.75%, 08/15/47 (Call 02/15/47)	255	173,350
4.25%, 09/15/48 (Call 03/15/48)	260	189,489
4.55%, 06/01/52 (Call 12/01/51)(b)	411	312,474
5.40%, 06/01/53 (Call 12/01/52)	549	476,177
6.35%, 10/01/36	260	259,924
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(a)	185	134,173

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	$1,156	$636,752
3.80%, 07/15/48 (Call 01/15/48)	647	426,284
4.25%, 10/15/50 (Call 04/15/50)	648	453,598
4.45%, 01/15/49 (Call 07/15/48)	798	584,537
4.50%, 02/01/45 (Call 08/01/44)	371	285,269
4.60%, 05/01/53 (Call 11/01/52)	639	473,433
5.15%, 11/15/43 (Call 05/15/43)	358	301,456
5.95%, 05/15/37	554	529,098
6.13%, 04/01/36	1,352	1,315,462
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	188	119,369
4.20%, 09/15/46 (Call 03/15/46)	145	99,074
6.15%, 05/15/34 (Call 02/15/34)	100	94,210
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)	189	165,666
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)(b)	578	401,070
3.60%, 03/01/52 (Call 09/01/51)	494	324,382
3.95%, 03/01/48 (Call 09/01/47)	86	61,326
4.50%, 04/01/44 (Call 10/01/43)	402	314,026
5.30%, 04/01/53 (Call 10/01/52)(b)	80	70,572
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	500	374,154
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	188	107,351
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	500	312,892
Series AJ, 4.85%, 10/01/52 (Call 04/01/52)	212	173,369
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)	125	79,110
CEZ AS, 5.63%, 04/03/42(a)	238	196,091
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	184	133,234
Cleco Power LLC
6.00%, 12/01/40(b)	223	193,762
6.50%, 12/01/35	310	289,797
Cleveland Electric Illuminating Co. (The), 5.95%, 12/15/36(b)	551	507,042
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	495	388,854
4.88%, 03/01/44 (Call 09/01/43)	106	86,427
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)(b)	194	176,423
Comision Federal de Electricidad
4.68%, 02/09/51 (Call 08/09/50)(a)	462	274,508
5.75%, 02/14/42(a)(b)	526	414,231
6.13%, 06/16/45(a)	500	402,396
6.26%, 02/15/52 (Call 08/15/51)(a)	390	295,069
Commonwealth Edison Co.
3.00%, 03/01/50 (Call 09/01/49)	518	299,142
3.65%, 06/15/46 (Call 12/15/45)	580	388,581
3.70%, 03/01/45 (Call 09/01/44)	308	211,819
3.80%, 10/01/42 (Call 04/01/42)	323	231,934
4.00%, 03/01/48 (Call 09/01/47)	606	433,022
4.00%, 03/01/49 (Call 09/01/48)	338	240,218
4.35%, 11/15/45 (Call 05/15/45)(b)	398	300,306
4.60%, 08/15/43 (Call 02/15/43)	270	215,809
4.70%, 01/15/44 (Call 07/15/43)	290	233,202
5.30%, 02/01/53 (Call 08/01/52)	420	362,428
6.45%, 01/15/38	319	318,476
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	557	380,209
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	255	152,418
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	579	340,412

Security	Par (000)	Value

Electric (continued)
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	$340	$183,750
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	360	244,389
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	312	222,765
4.30%, 04/15/44 (Call 10/15/43)	89	67,383
5.25%, 01/15/53 (Call 07/15/52)(b)	346	297,606
6.35%, 06/01/36(b)	200	196,472
Series A, 4.15%, 06/01/45 (Call 12/01/44)(b)	222	165,650
Consolidated Edison Co. of New York Inc.
3.20%, 12/01/51 (Call 06/01/51)	469	274,127
3.60%, 06/15/61 (Call 12/15/60)	515	313,771
3.70%, 11/15/59 (Call 05/15/59)	413	251,485
3.85%, 06/15/46 (Call 12/15/45)	387	262,406
3.95%, 03/01/43 (Call 09/01/42)	655	469,778
4.45%, 03/15/44 (Call 09/15/43)	371	282,511
4.50%, 12/01/45 (Call 06/01/45)	576	435,940
4.50%, 05/15/58 (Call 11/15/57)	497	355,657
4.63%, 12/01/54 (Call 06/01/54)	523	388,492
5.70%, 06/15/40	325	291,612
6.15%, 11/15/52 (Call 05/15/52)	625	594,393
Series 05-A, 5.30%, 03/01/35	348	315,942
Series 06-A, 5.85%, 03/15/36	410	390,353
Series 06-B, 6.20%, 06/15/36	465	453,411
Series 06-E, 5.70%, 12/01/36	277	254,817
Series 07-A, 6.30%, 08/15/37(b)	440	429,891
Series 08-B, 6.75%, 04/01/38(b)	415	428,238
Series 09-C, 5.50%, 12/01/39	535	473,151
Series 12-A, 4.20%, 03/15/42	456	340,039
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	385	262,006
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	816	569,416
Series A, 4.13%, 05/15/49 (Call 11/15/48)	508	359,309
Series C, 3.00%, 12/01/60 (Call 06/01/60)	385	203,009
Series C, 4.00%, 11/15/57 (Call 05/15/57)(b)	194	130,043
Series C, 4.30%, 12/01/56 (Call 06/01/56)	408	283,561
Series E, 4.65%, 12/01/48 (Call 06/01/48)(b)	434	333,893
Consorcio Transmantaro SA
4.70%, 04/16/34(a)	225	195,900
5.20%, 04/11/38 (Call 01/11/38)(a)	642	549,062
Constellation Energy Generation LLC
5.60%, 06/15/42 (Call 12/15/41)	684	587,828
6.25%, 10/01/39	787	729,502
6.50%, 10/01/53 (Call 04/01/53)	410	385,089
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	132	63,932
3.10%, 08/15/50 (Call 02/15/50)(b)	356	217,229
3.25%, 08/15/46 (Call 02/15/46)	290	183,977
3.50%, 08/01/51 (Call 02/01/51)	411	269,536
3.75%, 02/15/50 (Call 08/15/49)	193	131,205
3.95%, 05/15/43 (Call 11/15/42)	379	279,264
3.95%, 07/15/47 (Call 01/15/47)	255	183,578
4.05%, 05/15/48 (Call 11/15/47)	311	226,612
4.10%, 11/15/45 (Call 05/15/45)	35	24,628
4.20%, 09/01/52 (Call 03/01/52)	332	243,718
4.35%, 04/15/49 (Call 10/15/48)	369	280,186
4.35%, 08/31/64 (Call 02/28/64)	187	129,931
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)(b)	198	131,434
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)(b)	248	173,721
4.15%, 05/15/45 (Call 11/15/44)	326	233,674

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	$377	$284,947
4.85%, 08/15/52 (Call 02/15/52)	465	353,396
7.00%, 06/15/38	348	348,459
Series A, 4.60%, 03/15/49 (Call 09/15/48)	331	243,552
Series B, 3.30%, 04/15/41 (Call 10/15/40)	414	270,556
Series B, 5.95%, 06/15/35	455	426,368
Series C, 4.05%, 09/15/42 (Call 03/15/42)	350	245,566
Series C, 4.90%, 08/01/41 (Call 02/01/41)(b)	462	368,983
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	368	290,977
5.10%, 06/01/65 (Call 12/01/64)	156	125,802
5.45%, 02/01/41 (Call 08/01/40)	317	282,392
6.05%, 01/15/38	398	383,899
6.25%, 10/15/53 (Call 04/15/53)	120	116,759
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	222	128,207
3.70%, 03/15/45 (Call 09/15/44)	249	172,065
3.70%, 06/01/46 (Call 12/01/45)	184	125,591
3.75%, 08/15/47 (Call 02/15/47)	95	65,064
3.95%, 06/15/42 (Call 12/15/41)(b)	235	167,705
3.95%, 03/01/49 (Call 09/01/48)	538	377,633
4.30%, 07/01/44 (Call 01/01/44)	181	137,848
5.40%, 04/01/53 (Call 10/01/52)(b)	446	391,609
5.70%, 10/01/37(b)	198	180,508
Series A, 4.00%, 04/01/43 (Call 10/01/42)	266	194,761
Series A, 4.05%, 05/15/48 (Call 11/15/47)	450	322,645
Series A, 6.63%, 06/01/36(b)	395	404,352
Series B, 3.25%, 04/01/51 (Call 10/01/50)	377	227,971
Series B, 3.65%, 03/01/52 (Call 09/01/51)	425	277,596
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	521	312,061
3.45%, 04/15/51 (Call 10/15/50)	303	188,887
3.55%, 03/15/52 (Call 09/15/51)	400	253,852
3.70%, 12/01/47 (Call 06/01/47)	487	327,286
3.75%, 06/01/45 (Call 12/01/44)	387	263,520
3.88%, 03/15/46 (Call 09/15/45)	403	276,916
3.95%, 03/15/48 (Call 09/15/47)	413	287,295
4.00%, 09/30/42 (Call 03/30/42)	498	364,243
4.25%, 12/15/41 (Call 06/15/41)	539	410,877
5.30%, 02/15/40	485	429,065
5.35%, 01/15/53 (Call 07/15/52)	695	595,795
5.40%, 01/15/54 (Call 07/15/53)	257	221,761
6.00%, 01/15/38	419	407,032
6.05%, 04/15/38	474	456,852
6.10%, 06/01/37	367	356,440
Duke Energy Corp.
3.30%, 06/15/41 (Call 12/15/40)	586	383,188
3.50%, 06/15/51 (Call 12/15/50)	611	370,479
3.75%, 09/01/46 (Call 03/01/46)	1,118	728,439
3.95%, 08/15/47 (Call 02/15/47)	406	270,911
4.20%, 06/15/49 (Call 12/15/48)	438	301,205
4.80%, 12/15/45 (Call 06/15/45)(b)	471	365,337
5.00%, 08/15/52 (Call 02/15/52)(b)	890	690,977
6.10%, 09/15/53 (Call 03/15/53)	585	532,919
Duke Energy Florida LLC
3.00%, 12/15/51 (Call 06/15/51)	410	232,103
3.40%, 10/01/46 (Call 04/01/46)	503	317,346
3.85%, 11/15/42 (Call 05/15/42)	345	245,089
4.20%, 07/15/48 (Call 01/15/48)	322	232,898
5.65%, 04/01/40	271	247,182

Security	Par (000)	Value

Electric (continued)
5.95%, 11/15/52 (Call 05/15/52)	$390	$360,911
6.35%, 09/15/37	390	385,965
6.40%, 06/15/38	744	738,594
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	453	243,384
3.75%, 05/15/46 (Call 11/15/45)	356	239,165
5.40%, 04/01/53 (Call 10/01/52)	420	360,153
6.12%, 10/15/35	300	290,560
6.35%, 08/15/38	395	390,539
6.45%, 04/01/39	360	359,282
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	224	167,161
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	296	243,109
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	411	245,741
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	293	191,595
4.30%, 02/01/49 (Call 08/01/48)	317	229,438
5.65%, 04/01/53 (Call 10/01/52)	285	252,713
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	435	223,161
2.90%, 08/15/51 (Call 02/15/51)	412	229,187
3.60%, 09/15/47 (Call 03/15/47)	410	267,169
3.70%, 10/15/46 (Call 04/15/46)	391	258,421
4.00%, 04/01/52 (Call 10/01/51)	315	215,787
4.10%, 05/15/42 (Call 11/15/41)	442	329,242
4.10%, 03/15/43 (Call 09/15/42)	411	300,256
4.15%, 12/01/44 (Call 06/01/44)	429	313,401
4.20%, 08/15/45 (Call 02/15/45)	665	483,644
4.38%, 03/30/44 (Call 09/30/43)(b)	220	166,801
5.35%, 03/15/53 (Call 09/15/52)	385	327,786
6.30%, 04/01/38(b)	285	279,549
E.ON International Finance BV, 6.65%, 04/30/38(a)(b)	1,021	999,987
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)(b)	165	128,077
6.00%, 05/15/35	521	484,406
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)(b)	428	358,189
4.88%, 09/21/38 (Call 03/21/38)(a)	491	387,647
4.88%, 01/22/44(a)	788	595,128
4.95%, 10/13/45 (Call 04/13/45)(a)	881	664,323
5.00%, 09/21/48 (Call 03/21/48)(a)	994	729,004
5.25%, 10/13/55 (Call 04/13/55)(a)	201	144,447
5.60%, 01/27/40(a)(b)	698	603,375
6.00%, 01/22/2114(a)	564	439,231
6.90%, 05/23/53 (Call 11/23/52)(a)	740	688,448
6.95%, 01/26/39(a)(b)	1,295	1,291,694
Elm Road Generating Station Supercritical LLC, 6.09%, 02/11/40(a)	255	234,729
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	734	513,007
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(a)	215	193,737
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(a)	325	232,375
Enel Finance America LLC, 2.88%, 07/12/41 (Call 01/12/41)(a)(b)	601	343,937
Enel Finance International NV
4.75%, 05/25/47(a)(b)	851	616,570
5.50%, 06/15/52 (Call 12/15/51)(a)	690	536,067
6.00%, 10/07/39(a)(b)	1,169	1,032,519
6.80%, 09/15/37(a)	886	861,662

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
7.75%, 10/14/52 (Call 04/14/52)(a)	$729	$748,539
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	587	306,179
3.35%, 06/15/52 (Call 12/15/51)	320	192,243
4.20%, 04/01/49 (Call 10/01/48)	453	323,301
4.95%, 12/15/44 (Call 12/15/24)	290	228,516
Entergy Corp., 3.75%, 06/15/50 (Call 12/15/49)	445	280,421
Entergy Louisiana LLC
2.90%, 03/15/51 (Call 09/15/50)	555	306,003
3.10%, 06/15/41 (Call 12/15/40)	369	239,424
4.20%, 09/01/48 (Call 03/01/48)	814	580,293
4.20%, 04/01/50 (Call 10/01/49)	433	308,144
4.75%, 09/15/52 (Call 03/15/52)	415	318,138
4.95%, 01/15/45 (Call 01/15/25)(b)	415	329,411
Entergy Mississippi LLC
3.50%, 06/01/51 (Call 03/01/51)	254	156,121
3.85%, 06/01/49 (Call 12/01/48)	318	213,464
Entergy Texas Inc.
3.55%, 09/30/49 (Call 03/30/49)	175	110,625
4.50%, 03/30/39 (Call 09/30/38)(b)	318	254,318
5.00%, 09/15/52 (Call 03/15/52)	284	225,639
5.15%, 06/01/45 (Call 06/01/25)(b)	190	155,254
5.80%, 09/01/53 (Call 03/01/53)	295	263,799
Evergy Kansas Central Inc.
3.25%, 09/01/49 (Call 03/01/49)	171	102,070
3.45%, 04/15/50 (Call 10/15/49)	230	142,786
4.10%, 04/01/43 (Call 10/01/42)	469	339,259
4.13%, 03/01/42 (Call 09/01/41)	516	379,250
4.25%, 12/01/45 (Call 06/01/45)	147	106,814
4.63%, 09/01/43 (Call 03/01/43)(b)	269	202,600
5.70%, 03/15/53 (Call 09/15/52)	214	188,175
Evergy Kansas South Inc., 4.30%, 07/15/44 (Call 01/15/44)(a)	199	141,983
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	196	141,409
4.20%, 03/15/48 (Call 09/15/47)	180	128,127
5.30%, 10/01/41 (Call 04/01/41)	461	402,729
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	190	131,445
Series B, 6.05%, 11/15/35(b)	260	251,810
Eversource Energy, 3.45%, 01/15/50 (Call 07/15/49)	400	243,522
Exelon Corp.
4.10%, 03/15/52 (Call 09/15/51)	695	472,567
4.45%, 04/15/46 (Call 10/15/45)	609	446,963
4.70%, 04/15/50 (Call 10/15/49)	601	453,149
4.95%, 06/15/35 (Call 12/15/34)	280	242,615
5.10%, 06/15/45 (Call 12/15/44)	561	455,541
5.60%, 03/15/53 (Call 09/15/52)	490	420,362
5.63%, 06/15/35	347	322,455
Exelon Generation Co. LLC, 5.75%, 10/01/41 (Call 04/01/41)(b)	310	269,825
FEL Energy VI Sarl, 5.75%, 12/01/40 (Call 12/01/37)(a)(b)	416	332,471
FirstEnergy Transmission LLC
4.55%, 04/01/49 (Call 10/01/48)(a)	70	51,743
5.45%, 07/15/44 (Call 01/15/44)(a)	209	174,473
Florida Power & Light Co.
2.88%, 12/04/51 (Call 06/04/51)	1,025	581,223
3.15%, 10/01/49 (Call 04/01/49)	533	324,609
3.70%, 12/01/47 (Call 06/01/47)	453	310,030
3.80%, 12/15/42 (Call 06/15/42)	304	223,273

Security	Par (000)	Value

Electric (continued)
3.95%, 03/01/48 (Call 09/01/47)	$768	$548,094
3.99%, 03/01/49 (Call 09/01/48)	440	315,077
4.05%, 06/01/42 (Call 12/01/41)	592	449,925
4.05%, 10/01/44 (Call 04/01/44)	386	287,613
4.13%, 02/01/42 (Call 08/01/41)	370	286,970
4.13%, 06/01/48 (Call 12/01/47)	382	279,911
4.95%, 06/01/35	380	343,541
5.13%, 06/01/41 (Call 12/01/40)	275	235,035
5.25%, 02/01/41 (Call 08/01/40)	359	321,754
5.30%, 04/01/53 (Call 10/01/52)	556	484,697
5.63%, 04/01/34	15	14,595
5.65%, 02/01/37	368	348,354
5.69%, 03/01/40	616	585,514
5.95%, 02/01/38	728	706,704
5.96%, 04/01/39	455	441,483
Georgia Power Co.
4.30%, 03/15/42	1,175	899,039
4.30%, 03/15/43	509	382,692
5.13%, 05/15/52 (Call 11/15/51)	625	517,630
5.40%, 06/01/40(b)	220	186,150
Series 10-C, 4.75%, 09/01/40	513	416,553
Series A, 3.25%, 03/15/51 (Call 09/15/50)	529	315,437
Series B, 3.70%, 01/30/50 (Call 07/30/49)(b)	449	295,062
Great River Energy, 6.25%, 07/01/38(a)	392	396,647
Iberdrola International BV, 6.75%, 07/15/36(b)	425	436,698
Idaho Power Co.
3.65%, 03/01/45 (Call 09/01/44)	189	121,835
5.50%, 03/15/53 (Call 09/15/52)	195	170,460
5.80%, 04/01/54 (Call 10/01/53)	165	149,321
Series K, 4.20%, 03/01/48 (Call 09/01/47)(b)	220	160,214
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	320	190,097
4.25%, 08/15/48 (Call 02/15/48)	340	243,171
5.63%, 04/01/53 (Call 10/01/52)	405	358,539
6.05%, 03/15/37	323	310,580
Series K, 4.55%, 03/15/46 (Call 09/15/45)	315	242,820
Series L, 3.75%, 07/01/47 (Call 01/01/47)	210	137,737
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(a)	146	101,978
4.70%, 09/01/45 (Call 03/01/45)(a)	186	137,685
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(a)	485	329,801
4.88%, 01/14/48(a)	352	245,855
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(a)	1,000	725,394
International Transmission Co., 4.63%, 08/15/43 (Call 02/15/43)	280	210,711
Interstate Power & Light Co.
3.10%, 11/30/51 (Call 05/30/51)	173	96,113
3.50%, 09/30/49 (Call 03/30/49)	394	244,924
3.70%, 09/15/46 (Call 03/15/46)	144	92,287
4.70%, 10/15/43 (Call 04/15/43)(b)	193	145,388
6.25%, 07/15/39	225	211,839
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	303	253,645
Jersey Central Power & Light Co., 6.15%, 06/01/37	241	230,667
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	333	202,481
4.38%, 10/01/45 (Call 04/01/45)	449	332,835
5.13%, 11/01/40 (Call 05/01/40)	502	424,089
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	199	150,968

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	$191	$166,025
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	334	240,691
4.38%, 10/01/45 (Call 04/01/45)	230	168,574
4.65%, 11/15/43 (Call 05/15/43)(b)	237	180,275
5.13%, 11/15/40 (Call 05/15/40)	95	79,681
Massachusetts Electric Co.
4.00%, 08/15/46 (Call 02/15/46)(a)	155	101,125
5.90%, 11/15/39(a)	389	351,186
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	480	256,934
3.15%, 04/15/50 (Call 10/15/49)	838	501,795
3.65%, 08/01/48 (Call 02/01/48)	480	324,484
3.95%, 08/01/47 (Call 02/01/47)	517	367,730
4.25%, 05/01/46 (Call 11/01/45)(b)	386	287,700
4.25%, 07/15/49 (Call 01/15/49)	629	464,528
4.40%, 10/15/44 (Call 04/15/44)	375	289,604
4.80%, 09/15/43 (Call 03/15/43)	356	291,615
5.75%, 11/01/35(b)	406	396,061
5.80%, 10/15/36	400	387,562
5.85%, 09/15/54 (Call 03/15/54)(b)	330	309,013
Minejesa Capital BV, 5.63%, 08/10/37(a)	410	302,063
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	513	376,814
Series B, 3.10%, 07/30/51 (Call 01/30/51)	300	166,179
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(a)	294	248,925
Narragansett Electric Co. (The)
4.17%, 12/10/42(a)	282	196,145
5.64%, 03/15/40(a)	273	241,832
National Grid USA, 5.80%, 04/01/35	210	193,666
National Rural Utilities Cooperative Finance Corp.
4.30%, 03/15/49 (Call 09/15/48)	184	134,601
4.40%, 11/01/48 (Call 05/01/48)	143	106,378
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)	275	237,523
5.45%, 05/15/41 (Call 11/15/40)	170	148,213
5.90%, 05/01/53 (Call 11/01/52)	332	302,125
6.00%, 03/15/54 (Call 09/15/53)	465	427,424
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	254	145,217
Series N, 6.65%, 04/01/36	474	476,574
Series R, 6.75%, 07/01/37	290	293,913
New England Power Co.
2.81%, 10/06/50 (Call 04/06/50)(a)	160	86,968
3.80%, 12/05/47 (Call 06/05/47)(a)(b)	185	124,695
5.94%, 11/25/52 (Call 05/25/52)(a)	175	156,377
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(a)	180	103,857
NextEra Energy Capital Holdings Inc.
3.00%, 01/15/52 (Call 07/15/51)(b)	380	208,334
5.25%, 02/28/53 (Call 08/28/52)	878	712,675
Niagara Mohawk Power Corp.
3.03%, 06/27/50 (Call 12/27/49)(a)	154	83,684
4.12%, 11/28/42(a)(b)	235	165,708
4.28%, 10/01/34 (Call 04/01/34)(a)	78	63,393
5.78%, 09/16/52 (Call 03/16/52)(a)	1,005	874,700
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	475	252,093
2.90%, 03/01/50 (Call 09/01/49)(b)	489	281,236
3.20%, 04/01/52 (Call 10/01/51)	301	179,485
3.40%, 08/15/42 (Call 02/15/42)	243	165,901

Security	Par (000)	Value

Electric (continued)
3.60%, 05/15/46 (Call 11/15/45)	$232	$154,789
3.60%, 09/15/47 (Call 03/15/47)	432	290,142
4.00%, 08/15/45 (Call 02/15/45)	200	143,193
4.13%, 05/15/44 (Call 11/15/43)	228	169,007
4.50%, 06/01/52 (Call 12/01/51)	425	325,889
4.85%, 08/15/40 (Call 02/15/40)(b)	280	231,255
5.10%, 05/15/53 (Call 11/15/52)	665	563,029
5.25%, 07/15/35(b)	259	239,189
5.35%, 11/01/39	368	332,726
6.20%, 07/01/37	320	316,813
6.25%, 06/01/36	326	324,921
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	233	167,292
NSTAR Electric Co.
3.10%, 06/01/51 (Call 12/01/50)	362	211,407
4.40%, 03/01/44 (Call 09/01/43)	198	151,991
4.55%, 06/01/52 (Call 12/01/51)(b)	300	229,085
4.95%, 09/15/52 (Call 03/15/52)	375	305,057
5.50%, 03/15/40	462	414,875
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)(b)	95	59,951
4.20%, 12/01/42	365	250,931
4.25%, 04/01/46 (Call 10/01/45)	155	103,084
4.50%, 04/01/47 (Call 10/01/46)	70	50,237
4.55%, 06/01/44	115	81,637
5.05%, 10/01/48 (Call 04/01/48)	172	133,324
5.25%, 09/01/50	300	240,795
5.38%, 11/01/40	525	432,300
5.95%, 11/01/39	473	430,314
Ohio Edison Co.
6.88%, 07/15/36(b)	325	332,085
8.25%, 10/15/38	230	261,192
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	387	267,333
4.15%, 04/01/48 (Call 10/01/47)	350	248,236
Series F, 5.85%, 10/01/35	240	231,440
Series R, 2.90%, 10/01/51 (Call 04/01/51)	450	251,319
Oklahoma Gas & Electric Co.
3.85%, 08/15/47 (Call 02/15/47)	175	117,649
3.90%, 05/01/43 (Call 11/01/42)(b)	255	173,611
4.00%, 12/15/44 (Call 06/15/44)	185	124,874
4.15%, 04/01/47 (Call 10/01/46)	146	103,536
4.55%, 03/15/44 (Call 09/15/43)	166	123,278
5.25%, 05/15/41 (Call 11/15/40)	185	149,202
5.60%, 04/01/53 (Call 10/01/52)	104	91,480
5.85%, 06/01/40	225	199,626
Oncor Electric Delivery Co. LLC
2.70%, 11/15/51 (Call 05/15/51)	322	171,224
3.10%, 09/15/49 (Call 03/15/49)	557	330,530
3.70%, 05/15/50 (Call 11/15/49)	291	193,637
3.75%, 04/01/45 (Call 10/01/44)	254	178,814
3.80%, 09/30/47 (Call 03/30/47)	288	197,571
3.80%, 06/01/49 (Call 12/01/48)	385	261,726
4.10%, 11/15/48 (Call 05/15/48)	339	243,779
4.55%, 12/01/41 (Call 06/01/41)	265	213,688
4.60%, 06/01/52 (Call 12/01/51)	321	248,026
4.95%, 09/15/52 (Call 03/15/52)	368	302,191
4.95%, 09/15/52 (Call 03/15/52)(a)	333	273,450
5.25%, 09/30/40	465	416,734
5.30%, 06/01/42 (Call 12/01/41)	350	317,145
5.35%, 10/01/52 (Call 04/01/52)	232	202,511

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
7.50%, 09/01/38	$398	$440,339
Pacific Gas and Electric Co.
3.30%, 08/01/40 (Call 02/01/40)	800	485,406
3.50%, 08/01/50 (Call 02/01/50)	1,491	829,759
3.75%, 08/15/42 (Call 02/15/42)(b)	324	199,267
3.95%, 12/01/47 (Call 06/01/47)	604	360,379
4.00%, 12/01/46 (Call 06/01/46)	507	306,665
4.20%, 06/01/41 (Call 12/01/40)	408	271,786
4.25%, 03/15/46 (Call 09/15/45)	353	222,419
4.30%, 03/15/45 (Call 09/15/44)	490	317,070
4.45%, 04/15/42 (Call 10/15/41)	341	230,358
4.50%, 07/01/40 (Call 01/01/40)	1,448	1,027,747
4.50%, 12/15/41 (Call 06/15/41)	286	188,056
4.60%, 06/15/43 (Call 12/15/42)	315	215,688
4.75%, 02/15/44 (Call 08/15/43)(b)	529	368,542
4.95%, 07/01/50 (Call 01/01/50)	2,484	1,733,903
5.25%, 03/01/52 (Call 09/01/51)	390	282,354
6.70%, 04/01/53 (Call 10/01/52)(b)	591	523,473
6.75%, 01/15/53 (Call 07/15/52)	965	854,071
PacifiCorp
2.90%, 06/15/52 (Call 12/15/51)	962	501,443
3.30%, 03/15/51 (Call 09/15/50)	515	293,943
4.10%, 02/01/42 (Call 08/01/41)	440	311,070
4.13%, 01/15/49 (Call 07/15/48)(b)	425	284,472
4.15%, 02/15/50 (Call 08/15/49)	477	319,806
5.25%, 06/15/35	350	310,466
5.35%, 12/01/53 (Call 06/01/53)	700	556,780
5.50%, 05/15/54 (Call 11/15/53)(b)	775	631,211
5.75%, 04/01/37	565	518,140
6.00%, 01/15/39	774	709,630
6.10%, 08/01/36(b)	375	357,523
6.25%, 10/15/37	603	572,361
6.35%, 07/15/38	235	227,703
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)(b)	297	163,189
2.85%, 09/15/51 (Call 03/15/51)	250	137,735
3.00%, 09/15/49 (Call 03/15/49)	240	139,663
3.05%, 03/15/51 (Call 09/15/50)	290	168,240
3.70%, 09/15/47 (Call 03/15/47)	308	211,050
3.90%, 03/01/48 (Call 09/01/47)	364	258,562
4.15%, 10/01/44 (Call 04/01/44)	284	210,959
4.38%, 08/15/52 (Call 02/15/52)(b)	365	274,104
4.60%, 05/15/52 (Call 11/15/51)	255	197,768
4.80%, 10/15/43 (Call 04/15/43)	205	165,480
5.95%, 10/01/36(b)	281	273,306
Pennsylvania Electric Co., 6.15%, 10/01/38(b)	304	280,968
Perusahaan Listrik Negara PT, 4.00%, 06/30/50 (Call 12/30/49)(a)	803	488,055
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.38%, 02/05/50(a)	390	253,148
4.88%, 07/17/49(a)	528	375,836
5.25%, 10/24/42(a)	770	602,670
5.25%, 05/15/47(a)(b)	480	366,036
6.15%, 05/21/48(a)	860	728,850
6.25%, 01/25/49(a)	370	319,958
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	586	443,593
6.50%, 11/15/37(b)	385	390,756
7.90%, 12/15/38(b)	225	258,756

Security	Par (000)	Value

Electric (continued)
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	$365	$216,094
3.95%, 06/01/47 (Call 12/01/46)	375	266,767
4.13%, 06/15/44 (Call 12/15/43)	267	197,143
4.15%, 10/01/45 (Call 04/01/45)	246	180,955
4.15%, 06/15/48 (Call 12/15/47)	307	224,495
4.75%, 07/15/43 (Call 01/15/43)	235	191,186
5.20%, 07/15/41 (Call 01/15/41)(b)	185	156,051
5.25%, 05/15/53 (Call 11/15/52)	563	484,535
6.25%, 05/15/39	330	324,312
Progress Energy Inc., 6.00%, 12/01/39	460	427,078
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	177	110,323
3.60%, 09/15/42 (Call 03/15/42)	463	315,286
3.80%, 06/15/47 (Call 12/15/46)	291	195,707
3.95%, 03/15/43 (Call 09/15/42)	329	229,405
4.05%, 09/15/49 (Call 03/15/49)	288	197,784
4.10%, 06/15/48 (Call 12/15/47)	292	203,188
4.30%, 03/15/44 (Call 09/15/43)	225	167,325
4.50%, 06/01/52 (Call 12/01/51)	281	207,197
4.75%, 08/15/41 (Call 02/15/41)	254	198,185
5.25%, 04/01/53 (Call 10/01/52)	646	540,177
6.50%, 08/01/38	285	283,252
Series 17, 6.25%, 09/01/37	295	286,093
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	475	280,083
Series 36, 2.70%, 01/15/51 (Call 07/15/50)	255	133,924
Public Service Co. of New Hampshire
3.60%, 07/01/49 (Call 01/01/49)	179	119,409
5.15%, 01/15/53 (Call 07/15/52)	192	163,683
Public Service Co. of Oklahoma
Series G, 6.63%, 11/15/37	344	333,098
Series K, 3.15%, 08/15/51 (Call 02/15/51)	287	162,310
Public Service Electric & Gas Co.
2.05%, 08/01/50 (Call 02/01/50)	216	103,286
2.70%, 05/01/50 (Call 11/01/49)	226	125,875
3.00%, 03/01/51 (Call 09/01/50)(b)	287	169,114
3.15%, 01/01/50 (Call 07/01/49)	199	121,488
3.20%, 08/01/49 (Call 02/01/49)	225	138,745
3.60%, 12/01/47 (Call 06/01/47)	197	133,313
3.65%, 09/01/42 (Call 03/01/42)(b)	495	354,804
3.80%, 01/01/43 (Call 07/01/42)	235	170,404
3.80%, 03/01/46 (Call 09/01/45)	321	226,239
3.85%, 05/01/49 (Call 11/01/48)	111	77,443
3.95%, 05/01/42 (Call 11/01/41)	536	400,869
4.05%, 05/01/48 (Call 11/01/47)	185	135,763
4.15%, 11/01/45 (Call 05/01/45)	199	143,226
5.13%, 03/15/53 (Call 09/15/52)(b)	225	193,281
5.38%, 11/01/39	290	253,494
5.50%, 03/01/40	275	251,507
5.70%, 12/01/36(b)	295	274,056
5.80%, 05/01/37	617	587,173
Series I, 4.00%, 06/01/44 (Call 12/01/43)	125	88,919
Series K, 4.05%, 05/01/45 (Call 11/01/44)	194	137,774
Public Service Electric and Gas Co., 5.45%, 08/01/53 (Call 02/01/53)	248	223,793
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)(b)	140	76,364
3.25%, 09/15/49 (Call 03/15/49)	180	107,900
4.22%, 06/15/48 (Call 12/15/47)	109	78,241
4.30%, 05/20/45 (Call 11/20/44)	156	113,686
4.43%, 11/15/41 (Call 05/15/41)	361	269,619

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.45%, 06/01/53 (Call 12/01/52)	$141	$122,069
5.48%, 06/01/35	251	228,394
5.64%, 04/15/41 (Call 10/15/40)	385	344,251
5.76%, 10/01/39(b)	280	254,669
5.76%, 07/15/40(b)	340	305,494
5.80%, 03/15/40	444	403,591
6.27%, 03/15/37	605	585,291
6.72%, 06/15/36	70	70,388
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	645	621,909
San Diego Gas & Electric Co.
3.70%, 03/15/52 (Call 09/15/51)(b)	246	160,100
3.95%, 11/15/41(b)	333	238,672
4.15%, 05/15/48 (Call 11/15/47)	118	85,197
4.30%, 04/01/42 (Call 10/01/41)	382	286,587
4.50%, 08/15/40	602	481,537
5.35%, 05/15/35(b)	299	272,838
5.35%, 05/15/40(b)	295	253,926
5.35%, 04/01/53 (Call 10/01/52)	644	550,859
6.00%, 06/01/39(b)	248	237,048
Series FFF, 6.13%, 09/15/37(b)	230	215,400
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	163	109,179
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	196	135,676
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)(b)	169	101,260
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	450	255,799
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(a)(b)	505	433,038
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)	622	556,640
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	695	518,246
4.00%, 02/01/48 (Call 08/01/47)	578	394,627
6.00%, 10/15/39	692	632,937
Sierra Pacific Power Co.
5.90%, 03/15/54 (Call 09/15/53)(a)	500	450,974
Series P, 6.75%, 07/01/37(b)	150	150,198
Solar Star Funding LLC, 5.38%, 06/30/35(a)	78	72,449
Southern California Edison Co.
3.45%, 02/01/52 (Call 08/01/51)	505	302,163
3.65%, 02/01/50 (Call 08/01/49)	927	588,880
3.90%, 12/01/41 (Call 06/01/41)	485	337,846
4.00%, 04/01/47 (Call 10/01/46)	1,183	809,746
4.05%, 03/15/42 (Call 09/15/41)	485	346,997
4.50%, 09/01/40 (Call 03/01/40)	404	313,611
4.65%, 10/01/43 (Call 04/01/43)	461	355,987
5.50%, 03/15/40	478	420,791
5.63%, 02/01/36	359	327,996
5.70%, 03/01/53 (Call 09/01/52)(b)	300	260,780
5.88%, 12/01/53 (Call 06/01/53)(b)	336	298,899
6.00%, 01/15/34	94	91,023
6.05%, 03/15/39	452	420,240
Series 04-G, 5.75%, 04/01/35(b)	460	433,193
Series 05-B, 5.55%, 01/15/36(b)	245	222,344
Series 05-E, 5.35%, 07/15/35	435	398,925
Series 06-E, 5.55%, 01/15/37	608	547,501
Series 08-A, 5.95%, 02/01/38	537	498,140
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	402	278,288
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	445	247,286
Series B, 4.88%, 03/01/49 (Call 09/01/48)	431	334,798
Series C, 3.60%, 02/01/45 (Call 08/01/44)	304	197,500
Series C, 4.13%, 03/01/48 (Call 09/01/47)	937	649,898
Series E, 5.45%, 06/01/52 (Call 12/01/51)	255	212,907

Security	Par (000)	Value

Electric (continued)
Series H, 3.65%, 06/01/51 (Call 12/01/50)	$264	$165,511
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	217	175,854
4.40%, 07/01/46 (Call 01/01/46)	1,627	1,200,134
5.70%, 03/15/34 (Call 09/15/33)	150	142,695
Southern Power Co.
5.15%, 09/15/41	430	353,256
5.25%, 07/15/43	295	237,899
Series F, 4.95%, 12/15/46 (Call 06/15/46)	318	243,024
Southwestern Electric Power Co.
3.25%, 11/01/51 (Call 05/01/51)	660	371,895
6.20%, 03/15/40	304	282,220
Series J, 3.90%, 04/01/45 (Call 10/01/44)	368	243,410
Series L, 3.85%, 02/01/48 (Call 08/01/47)	381	243,015
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	182	110,274
3.70%, 08/15/47 (Call 02/15/47)	333	215,665
3.75%, 06/15/49 (Call 12/15/48)	236	152,333
4.50%, 08/15/41 (Call 02/15/41)(b)	426	328,491
6.00%, 10/01/36	286	269,931
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	197	142,265
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	453	261,557
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(a)	225	185,502
State Grid Overseas Investment 2013 Ltd., 4.38%, 05/22/43(a)(b)	235	191,872
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(a)(b)	525	453,802
State Grid Overseas Investment BVI Ltd, 4.00%, 05/04/47(a)(b)	260	193,937
Tampa Electric Co.
3.45%, 03/15/51 (Call 09/15/50)	195	117,731
3.63%, 06/15/50 (Call 12/15/49)	74	47,061
4.10%, 06/15/42 (Call 12/15/41)	443	324,198
4.20%, 05/15/45 (Call 11/15/44)	193	133,994
4.30%, 06/15/48 (Call 12/15/47)	170	122,405
4.35%, 05/15/44 (Call 11/15/43)	164	120,772
4.45%, 06/15/49 (Call 12/15/48)	161	118,004
5.00%, 07/15/52 (Call 01/15/52)	180	143,606
6.15%, 05/15/37(b)	295	276,118
6.55%, 05/15/36(b)	295	287,298
Toledo Edison Co. (The), 6.15%, 05/15/37	280	270,371
Tri-State Generation & Transmission Association Inc.
4.70%, 11/01/44 (Call 05/01/44)	216	149,129
6.00%, 06/15/40(a)	442	372,200
Tucson Electric Power Co.
3.25%, 05/01/51 (Call 11/01/50)	76	43,687
4.00%, 06/15/50 (Call 12/15/49)	197	131,464
4.85%, 12/01/48 (Call 06/01/48)	194	148,376
5.50%, 04/15/53 (Call 10/15/52)	235	200,183
Union Electric Co.
2.63%, 03/15/51 (Call 09/15/50)	511	271,001
3.25%, 10/01/49 (Call 04/01/49)	282	165,411
3.65%, 04/15/45 (Call 10/15/44)	291	193,872
3.90%, 09/15/42 (Call 03/15/42)	629	452,008
3.90%, 04/01/52 (Call 10/01/51)	400	275,465
4.00%, 04/01/48 (Call 10/01/47)	311	215,018
5.30%, 08/01/37(b)	222	202,184
5.45%, 03/15/53 (Call 09/15/52)(b)	209	182,028

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
8.45%, 03/15/39	$297	$347,992
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)	743	375,847
2.95%, 11/15/51 (Call 05/15/51)(b)	718	400,052
3.30%, 12/01/49 (Call 06/01/49)(b)	292	177,386
4.00%, 01/15/43 (Call 07/15/42)	421	305,893
4.45%, 02/15/44 (Call 08/15/43)	497	373,936
4.60%, 12/01/48 (Call 06/01/48)	247	188,762
5.45%, 04/01/53 (Call 10/01/52)	587	500,337
6.35%, 11/30/37	397	386,042
8.88%, 11/15/38	652	785,832
Series A, 6.00%, 05/15/37	518	495,413
Series B, 3.80%, 09/15/47 (Call 03/15/47)	564	376,788
Series B, 4.20%, 05/15/45 (Call 11/15/44)	252	181,155
Series B, 6.00%, 01/15/36	473	455,664
Series C, 4.00%, 11/15/46 (Call 05/15/46)	402	278,645
Series C, 4.63%, 05/15/52 (Call 11/15/51)	473	358,535
Series D, 4.65%, 08/15/43 (Call 02/15/43)	543	422,918
Virginia Electric and Power Co., 5.70%, 08/15/53 (Call 02/15/53)	515	455,808
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)(b)	281	187,685
4.25%, 06/01/44 (Call 12/01/43)	31	22,322
4.30%, 12/15/45 (Call 06/15/45)(b)	181	131,177
4.30%, 10/15/48 (Call 04/15/48)	180	133,146
5.70%, 12/01/36(b)	235	224,648
Wisconsin Power and Light Co.
3.65%, 04/01/50 (Call 10/01/49)	172	109,450
4.10%, 10/15/44 (Call 04/15/44)	165	117,341
6.38%, 08/15/37	300	296,216
7.60%, 10/01/38	170	180,842
Wisconsin Public Service Corp.
2.85%, 12/01/51 (Call 06/01/51)	340	187,709
3.30%, 09/01/49 (Call 03/01/49)(b)	199	121,523
3.67%, 12/01/42	498	340,366
4.75%, 11/01/44 (Call 05/01/44)	160	127,966
Xcel Energy Inc.
3.50%, 12/01/49 (Call 06/01/49)(b)	271	167,416
4.80%, 09/15/41 (Call 03/15/41)	253	196,965
6.50%, 07/01/36(b)	275	273,473

		211,790,714

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.75%, 10/15/50 (Call 04/15/50)(b)	316	177,267
2.80%, 12/21/51 (Call 06/21/51)	555	314,307
5.25%, 11/15/39	305	274,869
6.13%, 04/15/39	225	215,399

		981,842

Electronics — 0.2%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)(b)	374	271,432
Honeywell International Inc.
2.80%, 06/01/50 (Call 12/01/49)(b)	364	226,099
3.81%, 11/21/47 (Call 05/21/47)	225	161,254
4.50%, 01/15/34 (Call 10/15/33)	49	44,035
5.38%, 03/01/41	434	400,942
5.70%, 03/15/36	591	576,827
5.70%, 03/15/37	646	630,237
Tyco Electronics Group SA, 7.13%, 10/01/37	458	488,652

		2,799,478

Security	Par (000)	Value

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41 (Call 08/11/40)(a)	$350	$249,813
5.13%, 08/11/61 (Call 08/11/60)(a)	1,070	715,671
LBJ Infrastructure Group LLC, 3.80%, 12/31/57 (Call 06/30/57)(a)(b)	350	197,257
Mexico City Airport Trust
5.50%, 10/31/46 (Call 04/30/46)(a)	606	433,437
5.50%, 07/31/47 (Call 01/31/47)(a)(b)	1,616	1,158,444

		2,754,622

Entertainment — 0.5%
Warnermedia Holdings Inc.
5.05%, 03/15/42 (Call 09/15/41)(b)	3,405	2,522,181
5.14%, 03/15/52 (Call 09/15/51)(b)	5,474	3,873,494
5.39%, 03/15/62 (Call 09/15/61)	2,082	1,458,166

		7,853,841

Environmental Control — 0.2%
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)(b)	160	117,705
Republic Services Inc.
3.05%, 03/01/50 (Call 09/01/49)(b)	87	52,351
5.00%, 04/01/34 (Call 01/01/34)	384	352,225
5.70%, 05/15/41 (Call 11/15/40)	508	474,504
6.20%, 03/01/40	372	362,467
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)(b)	719	410,966
3.05%, 04/01/50 (Call 10/01/49)	367	217,773
Waste Management Inc.
2.50%, 11/15/50 (Call 05/15/50)(b)	397	211,149
2.95%, 06/01/41 (Call 12/01/40)	464	303,279
3.90%, 03/01/35 (Call 09/01/34)	351	285,987
4.10%, 03/01/45 (Call 09/01/44)(b)	270	202,486
4.15%, 07/15/49 (Call 01/15/49)	558	418,170
4.88%, 02/15/34 (Call 11/15/33)	512	468,860

		3,877,922

Food — 2.0%
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(a)	335	228,838
Campbell Soup Co.
3.13%, 04/24/50 (Call 10/24/49)	303	172,540
4.80%, 03/15/48 (Call 09/15/47)	447	339,235
Cencosud SA, 6.63%, 02/12/45 (Call 08/12/44)(a)(b)	200	190,863
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	813	680,564
5.40%, 11/01/48 (Call 05/01/48)	713	570,664
General Mills Inc.
3.00%, 02/01/51 (Call 08/01/50)(b)	451	258,280
4.15%, 02/15/43 (Call 08/15/42)	160	117,738
4.55%, 04/17/38 (Call 10/17/37)	139	111,120
4.70%, 04/17/48 (Call 10/17/47)(b)	292	231,763
5.40%, 06/15/40(b)	596	522,502
Grupo Bimbo SAB de CV
4.00%, 09/06/49 (Call 03/06/49)(a)(b)	315	214,209
4.70%, 11/10/47 (Call 05/10/47)(a)	671	521,873
4.88%, 06/27/44(a)	265	212,151
Hershey Co. (The)
2.65%, 06/01/50 (Call 12/01/49)(b)	238	134,241
3.13%, 11/15/49 (Call 05/15/49)(b)	245	151,586
3.38%, 08/15/46 (Call 02/15/46)	179	117,565

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Hormel Foods Corp., 3.05%, 06/03/51 (Call 12/03/50)	$287	$170,512
Ingredion Inc.
3.90%, 06/01/50 (Call 12/01/49)	200	126,272
6.63%, 04/15/37(b)	169	164,356
J M Smucker Co. (The)
6.50%, 11/15/43 (Call 05/15/43)	710	673,816
6.50%, 11/15/53 (Call 05/15/53)(b)	665	627,010
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(a)	450	421,686
7.25%, 11/15/53 (Call 05/15/53)(a)	1,140	1,018,138
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
4.38%, 02/02/52 (Call 08/02/51)	721	440,331
6.50%, 12/01/52 (Call 06/01/52)	1,335	1,096,819
JM Smucker Co. (The)
2.75%, 09/15/41 (Call 03/15/41)	475	282,692
3.55%, 03/15/50 (Call 09/15/49)	279	168,960
4.25%, 03/15/35	664	541,306
4.38%, 03/15/45	542	395,259
Kellogg Co., 4.50%, 04/01/46(b)	323	248,038
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	355	320,923
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	2,315	1,693,783
4.63%, 10/01/39 (Call 04/01/39)	320	257,835
4.88%, 10/01/49 (Call 04/01/49)	1,117	874,495
5.00%, 07/15/35 (Call 01/15/35)	381	338,708
5.00%, 06/04/42	1,205	993,154
5.20%, 07/15/45 (Call 01/15/45)	1,306	1,079,244
5.50%, 06/01/50 (Call 12/01/49)	670	575,034
6.50%, 02/09/40	513	499,190
6.88%, 01/26/39	560	565,898
7.13%, 08/01/39(a)(b)	1,093	1,116,226
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	274	181,155
3.95%, 01/15/50 (Call 07/15/49)	424	287,124
4.45%, 02/01/47 (Call 08/01/46)	604	447,392
4.65%, 01/15/48 (Call 07/15/47)	275	208,230
5.00%, 04/15/42 (Call 10/15/41)	477	382,303
5.15%, 08/01/43 (Call 02/01/43)	289	234,163
5.40%, 07/15/40 (Call 01/15/40)(b)	580	497,319
5.40%, 01/15/49 (Call 07/15/48)	331	283,669
6.90%, 04/15/38	598	608,514
Mars Inc.
2.38%, 07/16/40 (Call 01/16/40)(a)	540	324,190
2.45%, 07/16/50 (Call 01/16/50)(a)(b)	302	153,551
3.60%, 04/01/34 (Call 01/01/34)(a)(b)	190	155,675
3.88%, 04/01/39 (Call 10/01/38)(a)	554	424,448
3.95%, 04/01/44 (Call 10/01/43)(a)	227	165,769
3.95%, 04/01/49 (Call 10/01/48)(a)	660	467,038
4.13%, 04/01/54 (Call 10/01/53)(a)	352	248,411
4.20%, 04/01/59 (Call 10/01/58)(a)	561	390,781
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)(b)	189	135,189
Mondelez International Inc., 2.63%, 09/04/50 (Call 03/04/50)	603	328,442
Nestle Holdings Inc.
2.50%, 09/14/41 (Call 03/14/41)(a)(b)	438	273,741
2.63%, 09/14/51 (Call 03/14/51)(a)	406	229,287
3.90%, 09/24/38 (Call 03/24/38)(a)	1,007	811,788

Security	Par (000)	Value

Food (continued)
4.00%, 09/24/48 (Call 03/24/48)(a)	$1,753	$1,327,853
4.70%, 01/15/53 (Call 07/15/52)(a)(b)	765	638,622
Sysco Corp.
3.15%, 12/14/51 (Call 06/14/51)(b)	581	335,947
3.30%, 02/15/50 (Call 08/15/49)	369	222,848
4.45%, 03/15/48 (Call 09/15/47)	343	253,950
4.50%, 04/01/46 (Call 10/01/45)	336	248,873
4.85%, 10/01/45 (Call 04/01/45)(b)	375	290,100
5.38%, 09/21/35	320	291,826
6.60%, 04/01/40 (Call 10/01/39)	280	275,907
6.60%, 04/01/50 (Call 10/01/49)(b)	979	965,843
Tesco PLC, 6.15%, 11/15/37(a)	465	429,667
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)	556	396,881
4.88%, 08/15/34 (Call 02/15/34)(b)	283	249,401
5.10%, 09/28/48 (Call 03/28/48)	1,150	888,748
5.15%, 08/15/44 (Call 02/15/44)	367	290,618

		33,810,680

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA
5.15%, 01/29/50 (Call 07/29/49)(a)(b)	400	278,171
5.50%, 11/02/47 (Call 05/02/47)	250	189,509
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	335	250,315
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)(b)	616	452,010
4.40%, 08/15/47 (Call 02/15/47)	524	382,382
4.80%, 06/15/44 (Call 12/15/43)	491	383,303
5.00%, 09/15/35 (Call 03/15/35)	336	304,916
5.15%, 05/15/46 (Call 11/15/45)(b)	170	137,634
6.00%, 11/15/41 (Call 05/15/41)	853	784,873
7.30%, 11/15/39	24	24,947
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(a)(b)	843	788,857

		3,976,917

Gas — 0.9%
APA Infrastructure Ltd., 5.00%, 03/23/35 (Call 12/23/34)(a)	195	167,834
Atmos Energy Corp.
2.85%, 02/15/52 (Call 08/15/51)(b)	372	209,423
3.38%, 09/15/49 (Call 03/15/49)	405	254,448
4.13%, 10/15/44 (Call 04/15/44)	514	383,184
4.13%, 03/15/49 (Call 09/15/48)	292	208,967
4.15%, 01/15/43 (Call 07/15/42)(b)	407	311,396
4.30%, 10/01/48 (Call 04/01/48)	496	369,257
5.50%, 06/15/41 (Call 12/15/40)	325	288,155
5.75%, 10/15/52 (Call 04/15/52)(b)	310	284,421
6.20%, 11/15/53 (Call 05/15/53)	400	388,213
Boston Gas Co.
4.49%, 02/15/42(a)	415	303,759
6.12%, 07/20/53 (Call 01/20/53)(a)	355	318,908
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(a)(b)	435	285,919
4.49%, 03/04/49 (Call 09/04/48)(a)	217	146,556
4.50%, 03/10/46 (Call 09/10/45)(a)(b)	307	208,898
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)(b)	171	118,942
5.85%, 01/15/41 (Call 07/15/40)	441	400,763
6.63%, 11/01/37(b)	225	219,656
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(a)	249	198,426

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
East Ohio Gas Co. (The), 3.00%, 06/15/50 (Call 12/15/49)(a)	$547	$297,185
KeySpan Gas East Corp.
3.59%, 01/18/52 (Call 07/18/51)(a)	269	156,111
5.82%, 04/01/41(a)	580	498,018
Korea Gas Corp., 6.25%, 01/20/42(a)	610	617,995
Mega Advance Investments Ltd., 6.38%, 05/12/41(a)(b)	310	298,075
NiSource Inc.
3.95%, 03/30/48 (Call 09/30/47)	232	156,895
4.38%, 05/15/47 (Call 11/15/46)	495	358,768
4.80%, 02/15/44 (Call 08/15/43)	527	414,754
5.00%, 06/15/52 (Call 12/15/51)	569	445,567
5.25%, 02/15/43 (Call 08/15/42)	524	439,470
5.65%, 02/01/45 (Call 08/01/44)	208	180,367
5.80%, 02/01/42 (Call 08/01/41)(b)	349	302,220
5.95%, 06/15/41 (Call 12/15/40)(b)	397	361,795
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)	264	193,657
4.66%, 02/01/44 (Call 08/01/43)(b)	436	335,775
Piedmont Natural Gas Co. Inc.
3.35%, 06/01/50 (Call 12/01/49)	306	177,110
3.64%, 11/01/46 (Call 05/01/46)	205	127,789
4.10%, 09/18/34 (Call 03/18/34)	95	75,069
4.65%, 08/01/43 (Call 02/01/43)(b)	234	180,355
5.05%, 05/15/52 (Call 11/15/51)(b)	370	288,649
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	395	271,729
4.45%, 03/15/44 (Call 09/15/43)	205	153,647
5.13%, 11/15/40	264	225,447
5.75%, 06/01/53 (Call 12/01/52)	375	331,729
6.35%, 11/15/52 (Call 05/15/52)	413	398,714
Series KK, 5.75%, 11/15/35	235	214,494
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	265	185,115
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	379	271,726
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	185	123,800
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	381	249,483
4.40%, 06/01/43 (Call 12/01/42)	537	387,298
4.40%, 05/30/47 (Call 11/30/46)	230	165,671
5.88%, 03/15/41 (Call 09/15/40)	491	432,493
6.00%, 10/01/34	150	136,645
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	310	174,476
Southwest Gas Corp.
3.18%, 08/15/51 (Call 02/15/51)	241	130,323
3.80%, 09/29/46 (Call 03/29/46)(b)	190	122,524
4.15%, 06/01/49 (Call 12/01/48)	187	124,185
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)	190	136,284
Spire Missouri Inc., 3.30%, 06/01/51 (Call 12/01/50)	190	114,695
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	154	96,452
Series K, 3.80%, 09/15/46 (Call 03/15/46)	316	205,951

		15,625,630

Hand & Machine Tools — 0.1%
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	228	139,564
4.10%, 03/01/48 (Call 09/01/47)	304	222,489
Stanley Black & Decker Inc.
2.75%, 11/15/50 (Call 05/15/50)	394	200,830
4.85%, 11/15/48 (Call 05/15/48)	180	136,982

Security	Par (000)	Value

Hand & Machine Tools (continued)
5.20%, 09/01/40	$655	$552,276

		1,252,141

Health Care - Products — 1.1%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	834	760,260
4.75%, 04/15/43 (Call 10/15/42)	171	147,660
4.90%, 11/30/46 (Call 05/30/46)	2,361	2,036,499
5.30%, 05/27/40	1,050	983,931
6.00%, 04/01/39	582	583,702
6.15%, 11/30/37	857	880,016
Alcon Finance Corp.
3.80%, 09/23/49 (Call 03/23/49)(a)	305	206,503
5.75%, 12/06/52 (Call 06/06/52)(a)	370	333,175
Baxter International Inc.
3.13%, 12/01/51 (Call 06/01/51)(b)	286	157,162
3.50%, 08/15/46 (Call 02/15/46)	153	91,775
4.50%, 06/15/43 (Call 12/15/42)	555	395,732
6.25%, 12/01/37(b)	180	170,092
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)(b)	159	131,623
4.70%, 03/01/49 (Call 09/01/48)	294	234,333
6.50%, 11/15/35	344	346,607
7.38%, 01/15/40	300	319,248
Covidien International Finance SA, 6.55%, 10/15/37	330	338,272
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)(b)	768	422,641
2.80%, 12/10/51 (Call 06/10/51)(b)	788	443,909
4.38%, 09/15/45 (Call 03/15/45)	415	328,290
DH Europe Finance II Sarl
3.25%, 11/15/39 (Call 05/15/39)	721	515,217
3.40%, 11/15/49 (Call 05/15/49)	812	530,679
GE HealthCare Technologies Inc., 6.38%, 11/22/52 (Call 05/22/52)	699	677,125
HCA Inc., 4.38%, 03/15/42 (Call 09/15/41)	540	389,170
Koninklijke Philips NV
5.00%, 03/15/42	464	368,260
6.88%, 03/11/38(b)	794	792,463
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)	50	38,175
4.38%, 03/15/35	1,244	1,088,314
4.63%, 03/15/45	1,570	1,295,780
Revvity Inc., 3.63%, 03/15/51 (Call 09/15/50)(b)	269	162,301
STERIS Irish FinCo UnLtd Co., 3.75%, 03/15/51 (Call 09/15/50)	376	248,441
Stryker Corp.
2.90%, 06/15/50 (Call 12/15/49)(b)	230	134,498
4.10%, 04/01/43 (Call 10/01/42)	692	519,351
4.38%, 05/15/44 (Call 11/15/43)	153	117,679
4.63%, 03/15/46 (Call 09/15/45)	580	468,115
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (Call 04/15/41)	731	465,756
4.10%, 08/15/47 (Call 02/15/47)	468	348,588
5.30%, 02/01/44 (Call 08/01/43)	183	163,331
5.40%, 08/10/43 (Call 04/10/43)(b)	675	612,095
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)(b)	189	148,872
4.45%, 08/15/45 (Call 02/15/45)(b)	189	141,473
5.75%, 11/30/39	490	435,252

		18,972,365

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services — 3.9%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	$182	$102,749
Adventist Health System/West, 3.63%, 03/01/49 (Call 09/01/48)	195	124,567
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	248	160,130
4.27%, 08/15/48 (Call 02/15/48)	208	159,806
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)(b)	145	85,102
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	308	202,797
4.13%, 11/15/42 (Call 05/15/42)	586	418,624
4.50%, 05/15/42 (Call 11/15/41)	549	413,943
4.75%, 03/15/44 (Call 09/15/43)	172	132,948
6.63%, 06/15/36	705	705,299
6.75%, 12/15/37	557	560,876
AHS Hospital Corp.
5.02%, 07/01/45	330	279,586
Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	84	46,049
Allina Health System
2.90%, 11/15/51 (Call 05/15/51)(b)	185	102,940
4.81%, 11/15/45 (Call 05/15/45)(b)	175	142,524
Series 2019, 3.89%, 04/15/49	166	117,862
Anthem Inc., 4.55%, 05/15/52 (Call 11/15/51)	566	428,500
Ascension Health
3.95%, 11/15/46	679	491,473
4.85%, 11/15/53	385	320,650
Series B, 3.11%, 11/15/39 (Call 05/15/39)	344	238,951
Banner Health
2.91%, 01/01/42 (Call 07/01/41)	75	47,864
2.91%, 01/01/51 (Call 07/01/50)(b)	150	84,713
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)(b)	198	121,280
Baptist Health South Florida Inc., Series 2017, 4.34%, 11/15/41	193	145,158
Baptist Health South Florida Obligated Group, Series 2021, 3.12%, 11/15/71 (Call 05/15/71)	10	5,010
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	260	163,446
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)(b)	191	133,917
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	230	166,501
4.19%, 11/15/45 (Call 05/15/45)	278	211,076
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	603	344,940
Beth Israel Lahey Health Inc., Series L, 3.08%, 07/01/51 (Call 01/01/51)	215	116,181
Bon Secours Mercy Health Inc., Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	185	110,892
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	222	132,713
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	67	35,139
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	177	133,484
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	326	173,991
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	161	126,454
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	150	84,577
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	79	44,378

Security	Par (000)	Value

Health Care - Services (continued)
City of Hope
Series 2013, 5.62%, 11/15/43	$267	$232,757
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)(b)	198	144,724
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114(b)	285	220,826
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)	418	275,229
3.91%, 10/01/50 (Call 04/01/50)	447	299,018
4.19%, 10/01/49 (Call 04/01/49)	887	619,131
4.35%, 11/01/42(b)	244	185,064
6.46%, 11/01/52 (Call 05/01/52)(b)	215	210,497
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	139	78,824
Corewell Health Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	84	54,857
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	174	108,288
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	194	133,645
Dignity Health
4.50%, 11/01/42	231	180,270
5.27%, 11/01/64(b)	110	88,262
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	269	195,000
Elevance Health Inc.
3.13%, 05/15/50 (Call 11/15/49)	742	439,675
3.60%, 03/15/51 (Call 09/15/50)	1,012	649,558
3.70%, 09/15/49 (Call 03/15/49)	646	424,164
4.38%, 12/01/47 (Call 06/01/47)	1,087	813,391
4.55%, 03/01/48 (Call 09/01/47)	780	597,013
4.63%, 05/15/42	831	666,298
4.65%, 01/15/43	830	660,622
4.65%, 08/15/44 (Call 02/15/44)	627	494,147
4.85%, 08/15/54 (Call 02/15/54)	155	114,754
5.10%, 01/15/44(b)	490	410,571
5.13%, 02/15/53 (Call 08/15/52)	908	753,415
5.85%, 01/15/36	403	383,499
5.95%, 12/15/34	312	303,873
6.10%, 10/15/52 (Call 04/15/52)	579	547,478
6.38%, 06/15/37	371	368,035
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)(b)	155	100,919
Fred Hutchinson Cancer Center, 4.97%, 01/01/52 (Call 07/01/51)	120	99,870
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	185	139,424
4.50%, 07/01/57 (Call 01/01/57)	205	156,809
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	345	214,696
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)(b)	254	148,306
Hartford HealthCare Corp., 3.45%, 07/01/54(b)	80	50,748
HCA Inc.
3.50%, 07/15/51 (Call 01/15/51)	1,204	697,491
4.63%, 03/15/52 (Call 09/15/51)	1,583	1,102,078
5.13%, 06/15/39 (Call 12/15/38)	821	675,362
5.25%, 06/15/49 (Call 12/15/48)	1,601	1,230,614
5.50%, 06/15/47 (Call 12/15/46)	1,244	1,002,110
5.90%, 06/01/53 (Call 12/01/52)	930	786,198
Health Care Service Corp. A Mutual Legal Reserve Co., 3.20%, 06/01/50 (Call 12/01/49)(a)	490	293,044

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	$222	$152,487
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)	289	198,219
4.63%, 12/01/42 (Call 06/01/42)(b)	600	470,423
4.80%, 03/15/47 (Call 09/15/46)	223	175,408
4.95%, 10/01/44 (Call 04/01/44)	415	331,784
5.50%, 03/15/53 (Call 09/15/52)	590	508,188
8.15%, 06/15/38	234	257,646
Indiana University Health Inc. Obligated Group
3.97%, 11/01/48 (Call 05/01/48)	184	134,671
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	175	99,368
Inova Health System Foundation, 4.07%, 05/15/52 (Call 11/15/51)(b)	90	66,826
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	245	160,035
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	189	123,397
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	341	243,332
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	1,203	906,062
4.88%, 04/01/42	539	460,547
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	992	619,526
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	695	446,862
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)(b)	1,073	630,109
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	524	406,590
Mass General Brigham Inc.
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	142	99,964
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)(b)	89	54,906
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	399	235,777
Mayo Clinic
3.77%, 11/15/43	15	11,166
Series 2013, 4.00%, 11/15/47(b)	100	75,606
Series 2016, 4.13%, 11/15/52(b)	365	274,197
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	351	203,399
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	101	76,055
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	80	51,335
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	192	123,090
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	155	113,461
5.00%, 07/01/42	411	354,961
Series 2015, 4.20%, 07/01/55	335	245,555
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	50	29,588
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	146	79,923
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	198	119,959
Montefiore Obligated Group
4.29%, 09/01/50	135	75,185
Series 18-C, 5.25%, 11/01/48 (Call 05/01/48)(b)	258	175,133
Mount Nittany Medical Center Obligated Group, 3.80%, 11/15/52	199	133,087
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48	184	130,987
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	274	181,619
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	289	171,333

Security	Par (000)	Value

Health Care - Services (continued)
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)(b)	$196	$102,945
Nationwide Children’s Hospital Inc., 4.56%, 11/01/52 (Call 05/01/52)(b)	192	154,635
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	185	110,117
2.61%, 08/01/60 (Call 02/01/60)(b)	155	74,378
3.56%, 08/01/36	175	133,793
4.02%, 08/01/45	310	230,245
4.06%, 08/01/56(b)	198	140,757
4.76%, 08/01/2116(b)	180	132,412
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	250	153,312
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	219	141,163
3.98%, 11/01/46 (Call 11/01/45)	155	107,985
4.26%, 11/01/47 (Call 11/01/46)	534	379,184
6.15%, 11/01/43	370	340,197
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)(b)	184	101,567
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	160	111,469
3.17%, 11/01/51 (Call 05/01/51)	347	209,353
3.32%, 11/01/61 (Call 05/01/61)	272	157,365
4.37%, 11/01/43(b)	300	231,333
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)(b)	54	28,460
NYU Langone Hospitals
5.75%, 07/01/43	80	73,984
Series 2020, 3.38%, 07/01/55 (Call 01/01/55)	130	77,447
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	190	169,797
OhioHealth Corp.
2.83%, 11/15/41 (Call 05/15/41)	80	50,432
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)(b)	230	142,823
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)	95	60,931
4.09%, 10/01/48 (Call 04/01/48)	190	137,478
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	227	174,431
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	250	139,766
Piedmont Healthcare Inc.
2.86%, 01/01/52 (Call 07/01/51)	219	120,187
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	50	30,839
Presbyterian Healthcare Services, 4.88%, 08/01/52 (Call 02/01/52)	190	159,880
Providence St Joseph Health Obligated Group
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	650	326,955
Series A, 3.93%, 10/01/48 (Call 04/01/48)(b)	280	190,471
Series I, 3.74%, 10/01/47	180	120,045
Queen’s Health Systems (The), 4.81%, 07/01/52 (Call 01/01/52)(b)	135	110,222
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)(b)	193	151,363
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	195	117,948
Roche Holdings Inc.
2.61%, 12/13/51 (Call 06/13/51)(a)(b)	1,715	950,791
4.00%, 11/28/44 (Call 05/28/44)(a)(b)	563	432,296

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
7.00%, 03/01/39(a)	$620	$685,522
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)(b)	159	104,252
3.95%, 07/01/46 (Call 07/01/45)(b)	170	121,369
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)(b)	508	281,874
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)(b)	195	112,798
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	196	107,084
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	190	152,894
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)(b)	137	82,005
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	378	255,546
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)(b)	148	89,149
Sutter Health
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	198	144,380
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	145	97,516
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	326	202,090
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)(b)	170	84,365
4.33%, 11/15/55	175	132,853
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	210	200,557
Trinity Health Corp.
4.13%, 12/01/45	340	255,205
Series 2019, 3.43%, 12/01/48	163	109,543
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	116	72,369
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52 (Call 01/01/52)	110	91,004
UnitedHealth Group Inc.
2.75%, 05/15/40 (Call 11/15/39)	695	449,957
2.90%, 05/15/50 (Call 11/15/49)	996	574,588
3.05%, 05/15/41 (Call 11/15/40)	1,082	722,016
3.13%, 05/15/60 (Call 11/15/59)	585	332,895
3.25%, 05/15/51 (Call 11/15/50)	1,610	988,978
3.50%, 08/15/39 (Call 02/15/39)	932	684,368
3.70%, 08/15/49 (Call 02/15/49)(b)	1,030	697,090
3.75%, 10/15/47 (Call 04/15/47)(b)	816	565,068
3.88%, 08/15/59 (Call 02/15/59)	1,000	661,172
3.95%, 10/15/42 (Call 04/15/42)	595	443,663
4.20%, 01/15/47 (Call 07/15/46)	675	503,085
4.25%, 03/15/43 (Call 09/15/42)	679	529,679
4.25%, 04/15/47 (Call 10/15/46)	708	532,842
4.25%, 06/15/48 (Call 12/15/47)	966	722,602
4.38%, 03/15/42 (Call 09/15/41)	506	400,791
4.45%, 12/15/48 (Call 06/15/48)	788	607,665
4.63%, 07/15/35	370	328,934
4.63%, 11/15/41 (Call 05/15/41)	573	470,652
4.75%, 07/15/45	1,199	984,366
4.75%, 05/15/52 (Call 11/15/51)	1,595	1,276,784
4.95%, 05/15/62 (Call 11/15/61)	782	634,859
5.05%, 04/15/53 (Call 10/15/52)	1,578	1,327,002
5.20%, 04/15/63 (Call 10/15/62)(b)	1,390	1,161,314
5.70%, 10/15/40 (Call 04/15/40)	334	315,918
5.80%, 03/15/36	775	762,197
5.88%, 02/15/53 (Call 08/15/52)	1,550	1,465,836
5.95%, 02/15/41 (Call 08/15/40)	355	340,886
6.05%, 02/15/63 (Call 08/15/62)	1,215	1,157,853
6.50%, 06/15/37(b)	465	481,717

Security	Par (000)	Value

Health Care - Services (continued)
6.63%, 11/15/37	$605	$631,128
6.88%, 02/15/38	970	1,040,144
UPMC, 5.38%, 05/15/43 (Call 11/15/42)	62	54,571
WakeMed, Series A, 3.29%, 10/01/52 (Call 04/01/52)	75	44,496
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	220	125,513
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	185	145,089
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)(b)	248	133,914
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	85	43,296

		66,879,469

Holding Companies - Diversified — 0.1%
Alfa SAB de CV, 6.88%, 03/25/44 (Call 09/25/43)(a)	165	148,880
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(a)	827	530,513
JAB Holdings BV
3.75%, 05/28/51 (Call 11/28/50)(a)	487	280,519
4.50%, 04/08/52 (Call 10/08/51)(a)	250	165,963
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(a)(b)	585	342,276

		1,468,151

Home Builders — 0.0%
MDC Holdings Inc.
3.97%, 08/06/61 (Call 02/06/61)(b)	195	102,959
6.00%, 01/15/43 (Call 10/15/42)	441	346,429
PulteGroup Inc., 6.00%, 02/15/35	170	158,178

		607,566

Home Furnishings — 0.0%
Leggett & Platt Inc., 3.50%, 11/15/51 (Call 05/15/51)(b)	313	187,184
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)(b)	316	225,561
4.60%, 05/15/50 (Call 11/15/49)(b)	411	295,402
5.15%, 03/01/43	241	187,121

		895,268

Household Products & Wares — 0.2%
Church & Dwight Co. Inc.
3.95%, 08/01/47 (Call 02/01/47)	219	156,473
5.00%, 06/15/52 (Call 12/15/51)(b)	323	271,429
Kimberly-Clark Corp.
2.88%, 02/07/50 (Call 08/07/49)(b)	185	110,855
3.20%, 07/30/46 (Call 01/30/46)(b)	73	46,754
3.70%, 06/01/43	310	213,645
3.90%, 05/04/47 (Call 11/04/46)	204	147,984
5.30%, 03/01/41	475	434,857
6.63%, 08/01/37(b)	763	815,746
SC Johnson & Son Inc.
4.00%, 05/15/43 (Call 02/15/43)(a)	405	292,010
4.35%, 09/30/44 (Call 03/30/44)(a)(b)	254	191,490
4.75%, 10/15/46 (Call 04/16/46)(a)(b)	640	513,744
4.80%, 09/01/40(a)	558	448,820

		3,643,807

Insurance — 4.9%
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	151	104,467
4.75%, 01/15/49 (Call 07/15/48)	200	159,535

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.45%, 08/15/40	$399	$379,387
AIA Group Ltd.
3.20%, 09/16/40 (Call 03/16/40)(a)	1,579	1,019,650
4.50%, 03/16/46 (Call 09/16/45)(a)	335	260,026
4.88%, 03/11/44(a)	282	234,506
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)	220	134,717
4.90%, 09/15/44 (Call 03/15/44)(b)	174	144,318
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)	116	76,495
4.20%, 12/15/46 (Call 06/15/46)	182	127,843
4.50%, 06/15/43	710	536,827
5.55%, 05/09/35	526	490,321
5.95%, 04/01/36	555	531,461
6.50%, 05/15/67 (Call 05/15/37), (3-mo. LIBOR US + 2.120%)(d)	304	270,359
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	315	225,719
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	190	152,368
4.38%, 06/30/50 (Call 12/30/49)	804	588,090
4.50%, 07/16/44 (Call 01/16/44)	772	587,388
4.75%, 04/01/48 (Call 10/01/47)	791	619,492
4.80%, 07/10/45 (Call 01/10/45)	496	390,554
6.25%, 05/01/36	470	454,777
AmFam Holdings Inc., 3.83%, 03/11/51 (Call 09/11/50)(a)	287	148,922
Aon Corp., 6.25%, 09/30/40	362	348,785
Aon Global Ltd.
2.90%, 08/23/51 (Call 02/23/51)	399	220,196
3.90%, 02/28/52 (Call 08/28/51)	506	340,209
4.25%, 12/12/42	276	194,411
4.45%, 05/24/43 (Call 02/24/43)	380	275,013
4.60%, 06/14/44 (Call 03/14/44)	285	222,183
4.75%, 05/15/45 (Call 11/15/44)	274	218,091
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)(b)	265	211,856
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	711	451,739
7.35%, 05/01/34	375	394,362
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	300	247,686
Arthur J Gallagher & Co.
3.05%, 03/09/52 (Call 09/09/51)	270	146,466
3.50%, 05/20/51 (Call 11/20/50)	676	407,592
5.75%, 03/02/53 (Call 09/02/52)	394	343,324
6.75%, 02/15/54 (Call 08/15/53)	105	103,173
Assured Guaranty Municipal Holdings Inc., 6.40%, 12/15/66 (Call 12/15/36), (1-mo. LIBOR US + 2.215%)(a)(b)(d)	270	229,481
Assured Guaranty U.S. Holdings Inc., 3.60%, 09/15/51 (Call 03/15/51)	270	157,895
Athene Holding Ltd.
3.45%, 05/15/52 (Call 11/15/51)(b)	345	194,831
3.95%, 05/25/51 (Call 11/25/50)	351	219,722
AXA SA, 6.38%, (Call 12/14/36), (3-mo. LIBOR US + 2.256%)(a)(d)(e)	250	258,080
AXIS Specialty Finance PLC, 5.15%, 04/01/45	104	79,865
Berkshire Hathaway Finance Corp.
2.50%, 01/15/51 (Call 07/15/50)	636	342,189
2.85%, 10/15/50 (Call 04/15/50)	1,436	824,942
3.85%, 03/15/52 (Call 09/15/51)	2,155	1,502,352

Security	Par (000)	Value

Insurance (continued)
4.20%, 08/15/48 (Call 02/15/48)	$1,851	$1,417,497
4.25%, 01/15/49 (Call 07/15/48)	1,692	1,306,213
4.30%, 05/15/43	521	419,969
4.40%, 05/15/42	592	489,346
5.75%, 01/15/40	624	615,247
Berkshire Hathaway Inc., 4.50%, 02/11/43	1,209	1,014,375
Brighthouse Financial Inc.
3.85%, 12/22/51 (Call 06/22/51)	275	149,592
4.70%, 06/22/47 (Call 12/22/46)(b)	746	489,978
Brown & Brown Inc., 4.95%, 03/17/52 (Call 09/17/51)	388	287,875
Chubb Corp. (The)
6.00%, 05/11/37	715	707,523
Series 1, 6.50%, 05/15/38	598	617,799
Chubb INA Holdings Inc.
2.85%, 12/15/51 (Call 06/15/51)(b)	225	131,165
3.05%, 12/15/61 (Call 06/15/61)	724	407,358
4.15%, 03/13/43	679	523,858
4.35%, 11/03/45 (Call 05/03/45)	900	702,412
6.70%, 05/15/36(b)	361	376,944
Cincinnati Financial Corp., 6.13%, 11/01/34	475	450,067
Corebridge Financial Inc.
4.35%, 04/05/42 (Call 10/05/41)	280	203,016
4.40%, 04/05/52 (Call 10/05/51)	959	658,937
Empower Finance 2020 LP, 3.08%, 09/17/51 (Call 03/17/51)(a)	502	282,639
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	1,020	777,004
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	838	470,856
3.50%, 10/15/50 (Call 04/15/50)	721	436,176
4.87%, 06/01/44	300	234,714
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33), (3-mo. LIBOR US + 3.744%)(a)(d)	190	171,889
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34), (3-mo. LIBOR US + 3.454%)(a)(d)	358	295,620
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37), (3-mo. LIBOR US + 3.231%)(a)(d)	335	242,527
Fidelity National Financial Inc., 3.20%, 09/17/51 (Call 03/17/51)(b)	250	130,263
Five Corners Funding Trust IV, 6.00%, 02/15/53 (Call 08/15/52)(a)(b)	526	473,610
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(a)	311	236,991
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(a)	526	378,384
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(a)	199	112,132
4.85%, 01/24/77(a)	348	246,295
4.88%, 06/19/64(a)(b)	340	252,460
Hartford Financial Services Group Inc. (The)
2.90%, 09/15/51 (Call 03/15/51)	215	118,403
3.60%, 08/19/49 (Call 02/19/49)	413	267,442
4.30%, 04/15/43	364	268,060
4.40%, 03/15/48 (Call 09/15/47)	210	155,986
5.95%, 10/15/36	325	309,315
6.10%, 10/01/41(b)	401	374,419
6.63%, 03/30/40	290	283,218

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Hill City Funding Trust, 4.05%, 08/15/41 (Call 02/15/41)(a)(b)	$200	$125,467
Jackson Financial Inc., 4.00%, 11/23/51 (Call 05/23/51)	300	177,019
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(a)(b)	880	556,210
3.95%, 05/15/60 (Call 11/15/59)(a)	514	300,662
4.85%, 08/01/44(a)(b)	105	77,584
5.50%, 06/15/52 (Call 12/15/51)(a)	733	585,699
6.50%, 03/15/35(a)	290	272,272
6.50%, 05/01/42(a)	397	346,903
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)(b)	210	196,348
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)(b)	306	199,436
4.38%, 06/15/50 (Call 12/15/49)(b)	186	121,284
6.30%, 10/09/37	291	269,507
7.00%, 06/15/40	413	390,062
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	485	361,237
6.00%, 02/01/35(b)	461	453,953
Manulife Financial Corp., 5.38%, 03/04/46	465	408,094
Maple Grove Funding Trust I, 4.16%, 08/15/51 (Call 02/15/51)(a)(b)	485	294,576
Markel Group Inc.
3.45%, 05/07/52 (Call 11/07/51)	391	235,939
4.15%, 09/17/50 (Call 03/17/50)(b)	435	294,500
4.30%, 11/01/47 (Call 05/01/47)	283	198,341
5.00%, 03/30/43(b)	235	181,107
5.00%, 04/05/46	261	205,069
5.00%, 05/20/49 (Call 11/20/48)	408	322,350
Marsh & McLennan Companies Inc.
2.90%, 12/15/51 (Call 06/15/51)(b)	210	117,344
4.20%, 03/01/48 (Call 09/01/47)	419	309,405
4.35%, 01/30/47 (Call 07/30/46)	289	219,520
4.75%, 03/15/39 (Call 09/15/38)	370	314,792
4.90%, 03/15/49 (Call 09/15/48)	941	773,530
5.45%, 03/15/53 (Call 09/15/52)	530	466,942
5.70%, 09/15/53 (Call 03/15/53)	950	872,146
6.25%, 11/01/52 (Call 05/01/52)	270	264,167
Massachusetts Mutual Life Insurance Co.
3.20%, 12/01/61(a)	340	178,821
3.38%, 04/15/50(a)(b)	479	291,369
3.73%, 10/15/70(a)	406	229,248
4.50%, 04/15/65(a)	511	331,980
4.90%, 04/01/77(a)	356	254,169
5.08%, 02/15/69 (Call 02/15/49), (3-mo. LIBOR US + 3.191%)(a)(d)	295	229,510
5.38%, 12/01/41(a)(b)	391	317,896
5.67%, 12/01/52 (Call 06/01/52)(a)	541	472,143
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(a)(b)	390	397,122
MetLife Inc.
4.05%, 03/01/45(b)	703	505,292
4.13%, 08/13/42	592	440,753
4.60%, 05/13/46 (Call 11/13/45)(b)	552	431,461
4.72%, 12/15/44	387	303,963
4.88%, 11/13/43	662	540,102
5.00%, 07/15/52 (Call 01/15/52)(b)	830	670,501
5.25%, 01/15/54 (Call 07/15/53)	769	643,072
5.70%, 06/15/35	1,032	979,450
5.88%, 02/06/41	666	622,538

Security	Par (000)	Value

Insurance (continued)
6.38%, 06/15/34	$947	$954,200
6.40%, 12/15/66 (Call 12/15/31)(b)	913	855,916
9.25%, 04/08/68 (Call 04/08/33)(a)(b)	605	655,312
10.75%, 08/01/69 (Call 08/01/34)	441	556,607
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(a)	93	88,969
National Life Insurance Co., 5.25%, 07/19/68 (Call 07/19/48), (3-mo. LIBOR US + 3.314%)(a)(b)(d)	105	82,057
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(a)(b)	510	340,258
5.30%, 11/18/44(a)(b)	127	98,292
6.75%, 05/15/87	345	311,943
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(a)	925	622,173
4.95%, 04/22/44(a)	184	136,852
9.38%, 08/15/39(a)	863	1,011,820
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(a)	653	428,044
4.45%, 05/15/69 (Call 11/15/68)(a)	720	494,009
6.75%, 11/15/39(a)	944	953,761
Northwestern Mutual Life Insurance Co. (The)
3.45%, 03/30/51 (Call 09/30/50)(a)	442	266,818
3.63%, 09/30/59 (Call 03/30/59)(a)	1,025	615,263
3.85%, 09/30/47 (Call 03/30/47)(a)	669	449,438
6.06%, 03/30/40(a)(b)	1,306	1,217,673
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(a)	210	168,014
Old Republic International Corp., 3.85%, 06/11/51 (Call 12/11/50)	385	238,376
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(a)(b)	176	107,259
Pacific Life Insurance Co.
4.30%, 10/24/67 (Call 10/24/47), (3-mo. LIBOR US + 2.796%)(a)(b)(d)	460	315,600
9.25%, 06/15/39(a)(b)	275	323,079
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(a)	464	281,858
5.13%, 01/30/43(a)	474	392,633
5.40%, 09/15/52 (Call 03/15/52)(a)(b)	475	403,125
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/61(a)	330	185,970
Pine Street Trust II, 5.57%, 02/15/49 (Call 08/15/48)(a)	325	254,992
Principal Financial Group Inc.
4.30%, 11/15/46 (Call 05/15/46)	150	106,245
4.35%, 05/15/43(b)	406	299,540
4.63%, 09/15/42	311	239,988
5.50%, 03/15/53 (Call 09/15/52)	95	79,267
6.05%, 10/15/36	526	504,187
Progressive Corp. (The)
3.70%, 01/26/45(b)	245	168,903
3.70%, 03/15/52 (Call 09/15/51)	395	264,841
3.95%, 03/26/50 (Call 09/26/49)	323	229,710
4.13%, 04/15/47 (Call 10/15/46)	643	476,347
4.20%, 03/15/48 (Call 09/15/47)	448	333,544
4.35%, 04/25/44	284	217,367
Prudential Financial Inc.
3.00%, 03/10/40 (Call 09/10/39)	392	260,135
3.70%, 03/13/51 (Call 09/13/50)	1,113	724,869
3.91%, 12/07/47 (Call 06/07/47)	740	504,773

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.94%, 12/07/49 (Call 06/07/49)	$839	$568,284
4.35%, 02/25/50 (Call 08/25/49)	780	571,307
4.42%, 03/27/48 (Call 09/27/47)	355	262,895
4.60%, 05/15/44	493	385,800
5.70%, 12/14/36	747	717,187
6.63%, 12/01/37	403	412,079
6.63%, 06/21/40(b)	274	274,829
Securian Financial Group Inc., 4.80%, 04/15/48(a)	210	145,487
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)(b)	232	188,915
Sompo International Holdings Ltd., 7.00%, 07/15/34(b)	130	129,831
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(a)	892	534,846
4.27%, 05/15/47 (Call 11/15/46)(a)(b)	1,205	874,442
4.90%, 09/15/44(a)(b)	1,121	906,370
6.85%, 12/16/39(a)	1,310	1,324,485
Transatlantic Holdings Inc., 8.00%, 11/30/39	567	640,161
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	350	190,534
3.05%, 06/08/51 (Call 12/08/50)	625	371,885
3.75%, 05/15/46 (Call 11/15/45)(b)	332	229,437
4.00%, 05/30/47 (Call 11/30/46)	563	409,130
4.05%, 03/07/48 (Call 09/07/47)	390	286,004
4.10%, 03/04/49 (Call 09/04/48)	490	359,068
4.30%, 08/25/45 (Call 02/25/45)	249	188,689
4.60%, 08/01/43(b)	360	294,609
5.35%, 11/01/40	605	550,155
6.25%, 06/15/37	935	946,498
6.75%, 06/20/36	382	402,886
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)(b)	600	539,041
Trinity Acquisition PLC, 6.13%, 08/15/43(b)	289	250,171
Unum Group
4.13%, 06/15/51 (Call 12/15/50)	440	274,160
4.50%, 12/15/49 (Call 06/15/49)	335	222,418
5.75%, 08/15/42	430	356,464
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)(b)	249	129,212
3.55%, 03/30/52 (Call 09/30/51)	257	154,554
4.00%, 05/12/50 (Call 11/12/49)	312	209,071
4.75%, 08/01/44	270	206,724
Western & Southern Life Insurance Co. (The)
3.75%, 04/28/61 (Call 10/28/60)(a)	375	213,099
5.15%, 01/15/49 (Call 07/15/48)(a)	285	222,932
Willis North America Inc.
3.88%, 09/15/49 (Call 03/15/49)	335	214,292
5.05%, 09/15/48 (Call 03/15/48)	226	173,622
WR Berkley Corp., 6.25%, 02/15/37(b)	245	231,904
XLIT Ltd., 5.25%, 12/15/43	120	102,122

		83,695,720

Internet — 1.9%
Alibaba Group Holding Ltd.
2.70%, 02/09/41 (Call 08/09/40)	678	392,341
3.15%, 02/09/51 (Call 08/09/50)	1,230	665,988
3.25%, 02/09/61 (Call 08/09/60)	690	351,777
4.00%, 12/06/37 (Call 06/06/37)	672	503,088
4.20%, 12/06/47 (Call 06/06/47)	1,387	932,035
4.40%, 12/06/57 (Call 06/06/57)(b)	799	526,716
4.50%, 11/28/34 (Call 05/28/34)	351	295,300

Security	Par (000)	Value

Internet (continued)
Alphabet Inc.
1.90%, 08/15/40 (Call 02/15/40)(b)	$819	$489,717
2.05%, 08/15/50 (Call 02/15/50)	1,662	859,146
2.25%, 08/15/60 (Call 02/15/60)(b)	1,488	752,418
Amazon.com Inc.
2.50%, 06/03/50 (Call 12/03/49)	2,082	1,151,428
2.70%, 06/03/60 (Call 12/03/59)(b)	1,554	833,407
2.88%, 05/12/41 (Call 11/12/40)	1,707	1,145,928
3.10%, 05/12/51 (Call 11/12/50)	2,566	1,589,820
3.25%, 05/12/61 (Call 11/12/60)	1,357	812,638
3.88%, 08/22/37 (Call 02/22/37)	1,911	1,565,171
3.95%, 04/13/52 (Call 10/13/51)(b)	2,054	1,501,609
4.05%, 08/22/47 (Call 02/22/47)	2,807	2,139,887
4.10%, 04/13/62 (Call 10/13/61)(b)	979	703,852
4.25%, 08/22/57 (Call 02/22/57)	1,820	1,377,298
4.80%, 12/05/34 (Call 06/05/34)	694	649,553
4.95%, 12/05/44 (Call 06/05/44)	1,298	1,158,482
eBay Inc.
3.65%, 05/10/51 (Call 11/10/50)	180	112,645
4.00%, 07/15/42 (Call 01/15/42)(b)	1,247	874,613
JD.com Inc., 4.13%, 01/14/50 (Call 07/14/49)	203	132,314
Meta Platforms Inc.
4.45%, 08/15/52 (Call 02/15/52)	2,037	1,540,092
4.65%, 08/15/62 (Call 02/15/62)	1,029	775,934
5.60%, 05/15/53 (Call 11/15/52)(b)	1,857	1,679,503
5.75%, 05/15/63 (Call 11/15/62)	1,417	1,271,255
Prosus NV
3.83%, 02/08/51 (Call 08/08/50)(a)	1,095	559,445
4.03%, 08/03/50 (Call 02/03/50)(a)	772	416,230
4.99%, 01/19/52 (Call 07/19/51)(a)	692	427,402
Tencent Holdings Ltd.
3.24%, 06/03/50 (Call 12/03/49)(a)	1,432	782,354
3.29%, 06/03/60 (Call 12/03/59)(a)(b)	663	341,114
3.68%, 04/22/41 (Call 10/22/40)(a)(b)	532	354,537
3.84%, 04/22/51 (Call 10/22/50)(a)	1,339	821,800
3.93%, 01/19/38 (Call 07/19/37)(a)	730	535,971
3.94%, 04/22/61 (Call 10/22/60)(a)	590	348,616
4.53%, 04/11/49 (Call 10/11/48)(a)	374	263,933

		31,635,357

Iron & Steel — 0.3%
ArcelorMittal SA
6.75%, 03/01/41	433	393,667
7.00%, 10/15/39(b)	530	503,794
Nucor Corp.
2.98%, 12/15/55 (Call 06/15/55)	591	316,578
3.85%, 04/01/52 (Call 09/01/51)(b)	466	313,686
4.40%, 05/01/48 (Call 11/01/47)(b)	256	191,942
5.20%, 08/01/43 (Call 02/01/43)	282	245,184
6.40%, 12/01/37(b)	280	280,652
Reliance Steel & Aluminum Co., 6.85%, 11/15/36(b)	270	265,034
Steel Dynamics Inc., 3.25%, 10/15/50 (Call 04/15/50)	237	134,695
Vale Overseas Ltd.
6.88%, 11/21/36	1,042	1,028,779
6.88%, 11/10/39(b)	868	852,315
8.25%, 01/17/34(b)	177	193,003
Vale SA, 5.63%, 09/11/42(b)	416	366,329

		5,085,658

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time — 0.0%
Brunswick Corp., 5.10%, 04/01/52 (Call 10/01/51)	$175	$114,431
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)(b)	199	136,472

		250,903

Lodging — 0.0%
Marriott International Inc./MD, 4.50%, 10/01/34 (Call 04/01/34)(b)	95	78,742

Machinery — 0.5%
ABB Finance USA Inc., 4.38%, 05/08/42(b)	366	297,221
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	633	415,097
3.25%, 04/09/50 (Call 10/09/49)(b)	924	602,882
3.80%, 08/15/42	1,553	1,173,180
4.30%, 05/15/44 (Call 11/15/43)(b)	256	207,046
4.75%, 05/15/64 (Call 11/15/63)	327	261,898
5.20%, 05/27/41	626	573,387
5.30%, 09/15/35	197	190,684
6.05%, 08/15/36	643	652,029
Deere & Co.
2.88%, 09/07/49 (Call 03/07/49)	113	70,142
3.75%, 04/15/50 (Call 10/15/49)(b)	466	344,906
3.90%, 06/09/42 (Call 12/09/41)	1,330	1,041,433
Dover Corp.
5.38%, 10/15/35(b)	260	243,331
5.38%, 03/01/41 (Call 12/01/40)	312	275,246
6.60%, 03/15/38	211	211,478
Otis Worldwide Corp.
3.11%, 02/15/40 (Call 08/15/39)	575	390,998
3.36%, 02/15/50 (Call 08/15/49)	455	286,365
Rockwell Automation Inc.
2.80%, 08/15/61 (Call 02/15/61)	300	161,091
4.20%, 03/01/49 (Call 09/01/48)	324	247,232
6.25%, 12/01/37	230	227,990
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	290	208,159

		8,081,795

Manufacturing — 0.7%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)(b)	358	217,836
3.25%, 08/26/49 (Call 02/26/49)(b)	772	453,434
3.63%, 10/15/47 (Call 04/15/47)(b)	371	238,730
3.70%, 04/15/50 (Call 10/15/49)(b)	478	316,259
3.88%, 06/15/44(b)	150	103,303
4.00%, 09/14/48 (Call 03/14/48)(b)	850	596,844
5.70%, 03/15/37(b)	491	472,542
Eaton Corp.
3.92%, 09/15/47 (Call 03/15/47)(b)	235	169,463
4.15%, 11/02/42	715	555,985
4.70%, 08/23/52 (Call 02/23/52)(b)	487	395,283
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	661	575,515
General Electric Co.
4.35%, 05/01/50 (Call 11/01/49)	246	184,227
4.50%, 03/11/44	250	198,364
5.88%, 01/14/38	495	483,525
6.15%, 08/07/37	421	405,086
6.88%, 01/10/39	735	786,326
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	604	465,040
4.88%, 09/15/41 (Call 03/15/41)	710	622,982

Security	Par (000)	Value

Manufacturing (continued)
Parker-Hannifin Corp.
4.00%, 06/14/49 (Call 12/14/48)	$579	$414,384
4.10%, 03/01/47 (Call 09/01/46)	394	287,425
4.20%, 11/21/34 (Call 05/21/34)(b)	302	254,759
4.45%, 11/21/44 (Call 05/21/44)	322	248,815
6.25%, 05/15/38	370	358,665
Siemens Financieringsmaatschappij NV
2.88%, 03/11/41(a)(b)	1,386	926,912
3.30%, 09/15/46(a)	818	539,816
4.20%, 03/16/47(a)	820	626,942
4.40%, 05/27/45(a)(b)	1,383	1,102,053

		12,000,515

Media — 4.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (Call 12/01/40)	1,131	677,694
3.50%, 03/01/42 (Call 09/01/41)	1,041	614,772
3.70%, 04/01/51 (Call 10/01/50)	1,699	931,428
3.85%, 04/01/61 (Call 10/01/60)(b)	1,365	721,086
3.90%, 06/01/52 (Call 12/01/51)	1,828	1,031,813
3.95%, 06/30/62 (Call 12/30/61)	1,046	558,352
4.40%, 12/01/61 (Call 06/01/61)	1,052	612,520
4.80%, 03/01/50 (Call 09/01/49)	2,184	1,439,674
5.13%, 07/01/49 (Call 01/01/49)	966	668,363
5.25%, 04/01/53 (Call 10/01/52)(b)	1,217	863,104
5.38%, 04/01/38 (Call 10/01/37)	437	344,899
5.38%, 05/01/47 (Call 11/01/46)	1,862	1,346,676
5.50%, 04/01/63 (Call 10/01/62)	865	608,168
5.75%, 04/01/48 (Call 10/01/47)	1,871	1,419,577
6.38%, 10/23/35 (Call 04/23/35)(b)	1,258	1,136,993
6.48%, 10/23/45 (Call 04/23/45)	2,954	2,483,341
6.83%, 10/23/55 (Call 04/23/55)	390	329,064
Comcast Corp.
2.45%, 08/15/52 (Call 02/15/52)	1,252	629,692
2.65%, 08/15/62 (Call 02/15/62)	832	404,053
2.80%, 01/15/51 (Call 07/15/50)	1,289	704,388
2.89%, 11/01/51 (Call 05/01/51)	3,800	2,098,615
2.94%, 11/01/56 (Call 05/01/56)(b)	4,576	2,424,361
2.99%, 11/01/63 (Call 05/01/63)	3,074	1,578,139
3.20%, 07/15/36 (Call 01/15/36)	547	403,711
3.25%, 11/01/39 (Call 05/01/39)	1,060	730,959
3.40%, 07/15/46 (Call 01/15/46)	1,105	709,756
3.45%, 02/01/50 (Call 08/01/49)	1,359	859,147
3.75%, 04/01/40 (Call 10/01/39)	1,233	906,122
3.90%, 03/01/38 (Call 09/01/37)	1,062	823,801
3.97%, 11/01/47 (Call 05/01/47)	1,697	1,191,139
4.00%, 08/15/47 (Call 02/15/47)(b)	735	517,772
4.00%, 03/01/48 (Call 09/01/47)	825	581,691
4.00%, 11/01/49 (Call 05/01/49)(b)	1,581	1,104,318
4.05%, 11/01/52 (Call 05/01/52)	791	548,779
4.20%, 08/15/34 (Call 02/15/34)	510	431,122
4.40%, 08/15/35 (Call 02/15/35)	488	415,191
4.60%, 10/15/38 (Call 04/15/38)	847	703,651
4.60%, 08/15/45 (Call 02/15/45)	680	532,082
4.65%, 07/15/42	611	491,154
4.70%, 10/15/48 (Call 04/15/48)	1,478	1,177,525
4.75%, 03/01/44	375	302,011
4.95%, 10/15/58 (Call 04/15/58)(b)	819	659,136
5.35%, 05/15/53 (Call 11/15/52)	1,245	1,071,119
5.50%, 05/15/64 (Call 11/15/63)	1,082	922,613
5.65%, 06/15/35	636	606,026

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.40%, 03/01/40	$130	$124,499
6.45%, 03/15/37(b)	565	567,939
6.50%, 11/15/35	497	507,627
6.55%, 07/01/39(b)	185	184,645
6.95%, 08/15/37	483	502,796
Cox Communications Inc.
2.95%, 10/01/50 (Call 04/01/50)(a)(b)	365	190,985
3.60%, 06/15/51 (Call 12/15/50)(a)	327	195,607
4.50%, 06/30/43 (Call 12/30/42)(a)	416	298,144
4.60%, 08/15/47 (Call 02/15/47)(a)(b)	170	120,384
4.70%, 12/15/42(a)	301	224,796
4.80%, 02/01/35 (Call 08/01/34)(a)	249	209,717
8.38%, 03/01/39(a)	475	520,973
Discovery Communications LLC
4.00%, 09/15/55 (Call 03/15/55)(b)	1,133	650,769
4.65%, 05/15/50 (Call 11/15/49)	692	455,189
4.88%, 04/01/43	453	321,889
4.95%, 05/15/42	476	332,617
5.00%, 09/20/37 (Call 03/20/37)(b)	340	266,136
5.20%, 09/20/47 (Call 03/20/47)	926	662,820
5.30%, 05/15/49 (Call 11/15/48)	430	309,736
6.35%, 06/01/40(b)	797	691,477
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)	801	662,796
5.58%, 01/25/49 (Call 07/25/48)	1,247	982,464
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	203	153,124
5.25%, 05/24/49 (Call 11/24/48)(b)	195	151,388
6.13%, 01/31/46 (Call 07/31/45)(b)	286	249,375
6.63%, 01/15/40(b)	1,572	1,479,368
NBCUniversal Media LLC
4.45%, 01/15/43	670	520,276
5.95%, 04/01/41	366	344,101
6.40%, 04/30/40	285	275,973
Paramount Global
4.38%, 03/15/43	1,028	616,722
4.60%, 01/15/45 (Call 07/15/44)	351	210,258
4.85%, 07/01/42 (Call 01/01/42)	482	307,613
4.90%, 08/15/44 (Call 02/15/44)	315	197,929
4.95%, 05/19/50 (Call 11/19/49)	629	398,913
5.25%, 04/01/44 (Call 10/01/43)	215	139,774
5.85%, 09/01/43 (Call 03/01/43)	1,016	733,506
5.90%, 10/15/40 (Call 04/15/40)	285	209,810
6.88%, 04/30/36	898	773,613
Sky Group Finance Ltd., 6.50%, 10/15/35(a)	373	374,113
Thomson Reuters Corp.
5.50%, 08/15/35	383	352,389
5.65%, 11/23/43 (Call 05/23/43)(b)	190	160,896
5.85%, 04/15/40	420	377,858
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	1,063	698,171
5.50%, 09/01/41 (Call 03/01/41)	1,037	777,174
5.88%, 11/15/40 (Call 05/15/40)	1,203	949,029
6.55%, 05/01/37	1,222	1,072,838
6.75%, 06/15/39	1,082	943,590
7.30%, 07/01/38	1,117	1,040,934
TWDC Enterprises 18 Corp.
3.00%, 07/30/46	513	307,835
3.70%, 12/01/42	502	359,159
4.13%, 06/01/44	862	647,857
4.38%, 08/16/41	405	317,801

Security	Par (000)	Value

Media (continued)
Series E, 4.13%, 12/01/41	$575	$438,438
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)(b)	1,697	948,328
3.50%, 05/13/40 (Call 11/13/39)	1,468	1,055,262
3.60%, 01/13/51 (Call 07/13/50)(b)	2,255	1,490,398
3.80%, 05/13/60 (Call 11/13/59)(b)	402	262,138
4.63%, 03/23/40 (Call 09/23/39)	600	504,347
4.70%, 03/23/50 (Call 09/23/49)(b)	1,391	1,126,693
4.75%, 09/15/44 (Call 03/15/44)	577	470,789
4.75%, 11/15/46 (Call 05/15/46)	500	403,669
4.95%, 10/15/45 (Call 04/15/45)	406	335,187
5.40%, 10/01/43	700	624,047
6.15%, 03/01/37(b)	240	236,076
6.15%, 02/15/41	583	564,975
6.20%, 12/15/34	541	548,867
6.40%, 12/15/35	503	512,142
6.65%, 11/15/37	907	943,827
7.75%, 12/01/45(b)	310	357,824

		74,263,996

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)(b)	366	271,760
4.20%, 06/15/35 (Call 12/15/34)(b)	203	170,193
4.38%, 06/15/45 (Call 12/15/44)	128	98,713
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	295	226,962
5.25%, 10/01/54 (Call 04/01/54)	201	152,510

		920,138

Mining — 1.7%
Anglo American Capital PLC
3.95%, 09/10/50 (Call 03/10/50)(a)	413	267,665
4.75%, 03/16/52 (Call 09/16/51)(a)(b)	533	382,485
Barrick Gold Corp.
5.25%, 04/01/42(b)	70	60,393
6.45%, 10/15/35(b)	326	320,928
Barrick International Barbados Corp., 6.35%, 10/15/36(a)	535	524,743
Barrick North America Finance LLC
5.70%, 05/30/41	695	636,151
5.75%, 05/01/43	759	698,653
7.50%, 09/15/38	275	289,926
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	715	667,776
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	866	679,435
5.00%, 09/30/43	2,304	1,990,599
5.50%, 09/08/53 (Call 03/08/53)	305	277,243
Corp. Nacional del Cobre de Chile
3.15%, 01/15/51 (Call 07/15/50)(a)	788	412,587
3.70%, 01/30/50 (Call 07/30/49)(a)(b)	2,298	1,349,481
4.25%, 07/17/42(a)	430	299,201
4.38%, 02/05/49 (Call 08/05/48)(a)	1,186	801,522
4.50%, 08/01/47 (Call 02/01/47)(a)	962	660,630
4.88%, 11/04/44(a)	795	585,179
5.63%, 09/21/35(a)(b)	100	89,523
5.63%, 10/18/43(a)	903	747,452
6.15%, 10/24/36(a)(b)	513	467,531
6.30%, 09/08/53 (Call 03/08/53)(a)	665	574,682
Freeport Indonesia PT, 6.20%, 04/14/52 (Call 10/14/51)(a)(b)	645	532,254

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Freeport-McMoRan Inc.
5.40%, 11/14/34 (Call 05/14/34)(b)	$233	$206,136
5.45%, 03/15/43 (Call 09/15/42)	1,772	1,457,453
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(a)	490	324,402
Glencore Canada Corp., 6.20%, 06/15/35	280	261,335
Glencore Finance Canada Ltd.
5.55%, 10/25/42(a)	330	274,692
6.00%, 11/15/41(a)	408	362,227
6.90%, 11/15/37(a)	828	810,133
Glencore Funding LLC
3.38%, 09/23/51 (Call 03/23/51)(a)	110	63,087
3.88%, 04/27/51 (Call 10/27/50)(a)	65	41,110
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT
5.80%, 05/15/50 (Call 11/15/49)(a)	330	260,230
6.76%, 11/15/48(a)(b)	264	234,264
Industrias Penoles SAB de CV
4.75%, 08/06/50 (Call 02/06/50)(a)	343	237,354
5.65%, 09/12/49 (Call 03/12/49)(a)	210	166,631
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)	235	227,489
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)(b)	689	465,580
Newcrest Finance Pty Ltd.
4.20%, 05/13/50 (Call 11/13/49)(a)(b)	192	137,199
5.75%, 11/15/41(a)	587	525,618
Newmont Corp.
4.88%, 03/15/42 (Call 09/15/41)	912	747,918
5.45%, 06/09/44 (Call 12/09/43)	175	150,549
5.88%, 04/01/35	90	86,862
6.25%, 10/01/39	1,063	1,026,641
Rio Tinto Alcan Inc.
5.75%, 06/01/35	533	505,819
6.13%, 12/15/33	194	193,888
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	780	434,280
5.20%, 11/02/40	923	827,074
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	594	456,937
4.75%, 03/22/42 (Call 09/22/41)	448	379,458
5.13%, 03/09/53 (Call 09/09/52)	682	587,359
Southern Copper Corp.
5.25%, 11/08/42	1,268	1,060,943
5.88%, 04/23/45(b)	836	748,791
6.75%, 04/16/40	1,017	1,008,621
7.50%, 07/27/35	905	962,756

		28,548,875

Oil & Gas — 5.9%
Apache Corp.
4.75%, 04/15/43 (Call 10/15/42)	438	307,615
5.10%, 09/01/40 (Call 03/01/40)(b)	1,030	800,362
5.25%, 02/01/42 (Call 08/01/41)	445	336,082
5.35%, 07/01/49 (Call 01/01/49)	182	132,833
6.00%, 01/15/37	493	436,271
BG Energy Capital PLC, 5.13%, 10/15/41(a)	1,132	946,853
BP Capital Markets America Inc.
2.77%, 11/10/50 (Call 05/10/50)	1,225	679,979
2.94%, 06/04/51 (Call 12/04/50)	1,887	1,084,936
3.00%, 02/24/50 (Call 08/24/49)	1,575	929,238
3.00%, 03/17/52 (Call 09/17/51)	1,060	615,738
3.06%, 06/17/41 (Call 12/17/40)	1,265	836,700

Security	Par (000)	Value

Oil & Gas (continued)
3.07%, 03/30/50 (Call 09/30/49)	$410	$367,399
3.38%, 02/08/61 (Call 08/08/60)(b)	1,539	910,713
Burlington Resources LLC, 5.95%, 10/15/36	119	117,631
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	255	200,075
5.85%, 02/01/35	461	421,738
6.25%, 03/15/38	844	788,625
6.50%, 02/15/37	562	533,805
6.75%, 02/01/39	480	462,201
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)(b)	559	349,497
5.25%, 06/15/37 (Call 12/15/36)(b)	87	74,386
5.40%, 06/15/47 (Call 12/15/46)	379	311,301
6.75%, 11/15/39	334	322,819
Chevron Corp.
2.98%, 05/11/40 (Call 11/11/39)	79	53,556
3.08%, 05/11/50 (Call 11/11/49)(b)	699	438,779
Chevron USA Inc.
2.34%, 08/12/50 (Call 02/12/50)(b)	563	298,154
5.25%, 11/15/43 (Call 05/15/43)	161	144,877
6.00%, 03/01/41 (Call 09/01/40)(b)	225	223,044
CNOOC Finance 2011 Ltd., 5.75%, 01/26/41(a)	500	471,271
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42(a)(b)	250	212,453
CNOOC Finance 2013 Ltd.
3.30%, 09/30/49 (Call 03/30/49)	470	291,193
4.25%, 05/09/43	220	169,478
CNOOC Finance 2014 ULC, 4.88%, 04/30/44	405	338,563
CNOOC Finance 2015 Australia Pty. Ltd., 4.20%, 05/05/45	315	236,179
CNOOC Petroleum North America ULC
5.88%, 03/10/35	582	563,135
6.40%, 05/15/37(b)	1,055	1,062,444
7.50%, 07/30/39	410	448,428
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(a)	400	386,521
ConocoPhillips Co.
3.76%, 03/15/42 (Call 09/15/41)	762	553,545
3.80%, 03/15/52 (Call 09/15/51)	934	636,234
4.03%, 03/15/62 (Call 09/15/61)	1,420	957,437
4.30%, 11/15/44 (Call 05/15/44)	829	636,664
4.88%, 10/01/47 (Call 04/01/47)(b)	94	77,360
5.30%, 05/15/53 (Call 11/15/52)	944	814,981
5.55%, 03/15/54 (Call 09/15/53)	724	647,163
5.70%, 09/15/63 (Call 03/15/63)	460	410,489
5.90%, 05/15/38	75	72,499
5.95%, 03/15/46 (Call 09/15/45)(b)	280	262,135
6.50%, 02/01/39	940	970,824
Continental Resources Inc./OK, 4.90%, 06/01/44 (Call 12/01/43)	296	209,005
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	978	745,628
5.00%, 06/15/45 (Call 12/15/44)(b)	186	143,318
5.60%, 07/15/41 (Call 01/15/41)	1,438	1,220,697
Diamondback Energy Inc.
4.25%, 03/15/52 (Call 09/15/51)	577	396,568
4.40%, 03/24/51 (Call 09/24/50)	333	236,289
6.25%, 03/15/53 (Call 09/15/52)(b)	457	421,701
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(a)	431	283,279
Eni SpA, 5.70%, 10/01/40(a)	420	346,608

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	$192	$157,531
4.95%, 04/15/50 (Call 10/15/49)	412	345,889
5.10%, 01/15/36 (Call 07/15/35)(b)	240	210,384
Equinor ASA
3.25%, 11/18/49 (Call 05/18/49)	864	548,255
3.63%, 04/06/40 (Call 10/06/39)	368	272,646
3.70%, 04/06/50 (Call 10/06/49)	1,024	708,554
3.95%, 05/15/43	609	461,120
4.25%, 11/23/41	415	330,032
4.80%, 11/08/43	531	445,383
5.10%, 08/17/40	573	513,879
Exxon Mobil Corp.
3.00%, 08/16/39 (Call 02/16/39)(b)	743	517,122
3.10%, 08/16/49 (Call 02/16/49)	1,202	746,874
3.45%, 04/15/51 (Call 10/15/50)(b)	2,125	1,396,339
3.57%, 03/06/45 (Call 09/06/44)	833	583,306
4.11%, 03/01/46 (Call 09/01/45)	2,026	1,544,210
4.23%, 03/19/40 (Call 09/19/39)	1,593	1,292,762
4.33%, 03/19/50 (Call 09/19/49)	2,139	1,656,438
Hess Corp.
5.60%, 02/15/41	1,412	1,311,060
5.80%, 04/01/47 (Call 10/01/46)(b)	154	145,381
6.00%, 01/15/40	733	708,170
KazMunayGas National Co. JSC
5.75%, 04/19/47(a)	1,010	748,430
6.38%, 10/24/48(a)(b)	1,130	883,660
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	137	105,767
6.60%, 10/01/37(b)	713	681,538
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)(b)	344	244,287
4.75%, 09/15/44 (Call 03/15/44)	385	290,961
5.00%, 09/15/54 (Call 03/15/54)	293	216,043
5.85%, 12/15/45 (Call 06/15/45)(b)	214	178,720
6.50%, 03/01/41 (Call 09/01/40)	903	857,026
Motiva Enterprises LLC, 6.85%, 01/15/40(a)	611	601,787
Occidental Petroleum Corp.
0.00%, 10/10/36 (Call 10/10/24)(b)(f)	535	275,220
4.10%, 02/15/47 (Call 08/15/46)	341	220,003
4.20%, 03/15/48 (Call 09/15/47)	250	168,508
4.40%, 04/15/46 (Call 10/15/45)(b)	400	285,348
4.40%, 08/15/49 (Call 02/15/49)	339	221,669
4.63%, 06/15/45 (Call 12/15/44)	375	263,513
6.20%, 03/15/40	225	208,620
6.45%, 09/15/36	839	814,904
6.60%, 03/15/46 (Call 09/15/45)(b)	929	894,539
7.95%, 06/15/39(b)	305	326,045
Ovintiv Inc.
6.50%, 08/15/34(b)	435	416,136
6.50%, 02/01/38	468	433,571
6.63%, 08/15/37	498	466,583
7.10%, 07/15/53 (Call 01/15/53)	115	109,447
Pertamina Persero PT
4.15%, 02/25/60 (Call 08/25/59)(a)	660	410,780
4.18%, 01/21/50 (Call 07/21/49)(a)	755	500,077
4.70%, 07/30/49(a)	631	458,638
5.63%, 05/20/43(a)	1,025	863,755
6.00%, 05/03/42(a)	807	705,911
6.45%, 05/30/44(a)	1,201	1,106,483
6.50%, 05/27/41(a)	445	415,468

Security	Par (000)	Value

Oil & Gas (continued)
6.50%, 11/07/48(a)	$454	$423,092
Petronas Capital Ltd.
3.40%, 04/28/61 (Call 10/28/60)(a)	1,390	813,686
4.50%, 03/18/45(a)	1,162	920,074
4.55%, 04/21/50 (Call 10/21/49)(a)	2,114	1,641,785
4.80%, 04/21/60 (Call 10/21/59)(a)	693	545,751
Phillips 66
3.30%, 03/15/52 (Call 09/15/51)(b)	810	474,683
4.65%, 11/15/34 (Call 05/15/34)	627	545,217
4.88%, 11/15/44 (Call 05/15/44)	1,305	1,072,820
5.88%, 05/01/42	904	843,527
Phillips 66 Co.
4.68%, 02/15/45 (Call 08/15/44)	429	326,520
4.90%, 10/01/46 (Call 04/01/46)(b)	479	376,647
PTTEP Treasury Center Co. Ltd.
3.90%, 12/06/59(a)(b)	615	382,435
6.35%, 06/12/42(a)	200	185,533
Qatar Energy
3.13%, 07/12/41 (Call 01/12/41)(a)	2,773	1,821,029
3.30%, 07/12/51 (Call 01/12/51)(a)	3,028	1,845,711
Reliance Industries Ltd.
3.63%, 01/12/52(a)(b)	1,830	1,105,924
3.75%, 01/12/62(a)	551	322,104
4.88%, 02/10/45(a)	98	78,230
Saudi Arabian Oil Co.
3.25%, 11/24/50 (Call 05/24/50)(a)	1,646	971,140
3.50%, 11/24/70 (Call 05/24/70)(a)	1,755	986,029
4.25%, 04/16/39(a)	2,198	1,719,737
4.38%, 04/16/49(a)	2,218	1,621,682
Shell International Finance BV
2.88%, 11/26/41 (Call 05/26/41)	495	320,058
3.00%, 11/26/51 (Call 05/26/51)	840	495,270
3.13%, 11/07/49 (Call 05/07/49)	1,057	648,964
3.25%, 04/06/50 (Call 10/06/49)(b)	1,601	1,009,263
3.63%, 08/21/42	453	327,726
3.75%, 09/12/46	1,039	726,977
4.00%, 05/10/46	1,673	1,231,962
4.13%, 05/11/35	1,152	982,130
4.38%, 05/11/45	2,345	1,830,894
4.55%, 08/12/43	1,067	864,771
5.50%, 03/25/40	888	829,292
6.38%, 12/15/38	2,206	2,254,945
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(a)	370	286,544
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(a)	713	612,005
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(a)	450	409,422
Sinopec Group Overseas Development 2015 Ltd., 4.10%, 04/28/45(a)	550	415,666
Sinopec Group Overseas Development 2017 Ltd.
4.00%, 09/13/47(a)	405	296,091
4.25%, 04/12/47(a)	350	267,850
Sinopec Group Overseas Development 2018 Ltd.
3.10%, 01/08/51 (Call 07/08/50)(a)	400	239,235
3.35%, 05/13/50 (Call 11/13/49)(a)	340	215,710
3.44%, 11/12/49 (Call 05/12/49)(a)	395	256,300
3.68%, 08/08/49 (Call 02/08/49)(a)	345	234,880
4.60%, 09/12/48(a)	423	338,058
Sinopec Group Overseas Development Ltd., 4.25%, 05/03/46(a)	400	307,527

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(b)	$427	$271,299
4.00%, 11/15/47 (Call 05/15/47)	314	210,369
5.95%, 12/01/34	455	426,513
6.50%, 06/15/38	1,121	1,077,722
6.80%, 05/15/38	878	863,311
6.85%, 06/01/39	600	583,740
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(a)(b)	546	298,875
3.75%, 06/18/50(a)	390	223,097
5.38%, 11/20/48(a)	405	307,125
TotalEnergies Capital International SA
2.99%, 06/29/41 (Call 12/29/40)	524	345,788
3.13%, 05/29/50 (Call 11/29/49)	1,898	1,160,012
3.39%, 06/29/60 (Call 12/29/59)	606	365,547
3.46%, 07/12/49 (Call 01/12/49)	710	469,772
Valero Energy Corp.
3.65%, 12/01/51 (Call 06/01/51)	489	296,760
4.00%, 06/01/52 (Call 12/01/51)(b)	250	162,472
4.90%, 03/15/45(b)	351	275,607
6.63%, 06/15/37	1,368	1,343,327
XTO Energy Inc., 6.75%, 08/01/37	415	437,079

		99,159,379

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(b)	1,024	891,251
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	624	444,959
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	332	256,275
4.75%, 08/01/43 (Call 02/01/43)	748	592,639
4.85%, 11/15/35 (Call 05/15/35)	512	450,490
5.00%, 11/15/45 (Call 05/15/45)	1,064	874,079
6.70%, 09/15/38	838	877,022
7.45%, 09/15/39	1,203	1,311,917
NOV Inc., 3.95%, 12/01/42 (Call 06/01/42)	970	649,399

		6,348,031

Packaging & Containers — 0.1%
Packaging Corp. of America
3.05%, 10/01/51 (Call 04/01/51)	535	301,622
4.05%, 12/15/49 (Call 06/15/49)	230	157,768
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)(b)	380	336,720
Stora Enso OYJ, 7.25%, 04/15/36(a)(b)	355	354,974

		1,151,084

Pharmaceuticals — 7.0%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)	3,118	2,436,179
4.25%, 11/21/49 (Call 05/21/49)	4,370	3,279,630
4.30%, 05/14/36 (Call 11/14/35)	826	701,445
4.40%, 11/06/42	2,043	1,622,432
4.45%, 05/14/46 (Call 11/14/45)	1,609	1,250,410
4.50%, 05/14/35 (Call 11/14/34)	2,103	1,837,183
4.55%, 03/15/35 (Call 09/15/34)	1,382	1,214,989
4.63%, 10/01/42 (Call 04/01/42)	359	288,651
4.70%, 05/14/45 (Call 11/14/44)	2,350	1,910,504
4.75%, 03/15/45 (Call 09/15/44)	829	679,476
4.85%, 06/15/44 (Call 12/15/43)	892	746,010
4.88%, 11/14/48 (Call 05/14/48)(b)	1,452	1,202,243

Security	Par (000)	Value

Pharmaceuticals (continued)
AstraZeneca PLC
2.13%, 08/06/50 (Call 02/06/50)(b)	$384	$197,919
3.00%, 05/28/51 (Call 11/28/50)	547	335,224
4.00%, 09/18/42	1,206	934,998
4.38%, 11/16/45	757	601,747
4.38%, 08/17/48 (Call 02/17/48)	512	405,999
6.45%, 09/15/37	1,823	1,895,741
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(a)	285	183,970
4.20%, 07/15/34 (Call 01/15/34)(a)(b)	133	110,686
4.40%, 07/15/44 (Call 01/15/44)(a)(b)	715	505,788
4.63%, 06/25/38 (Call 12/25/37)(a)	832	662,069
4.65%, 11/15/43 (Call 05/15/43)(a)(b)	205	146,144
4.70%, 07/15/64 (Call 01/15/64)(a)	530	358,751
4.88%, 06/25/48 (Call 12/25/47)(a)	1,543	1,156,451
5.50%, 07/30/35(a)(b)	195	176,824
Becton Dickinson and Co.
3.79%, 05/20/50 (Call 11/20/49)(b)	395	265,955
4.67%, 06/06/47 (Call 12/06/46)	1,092	860,032
4.69%, 12/15/44 (Call 06/15/44)	694	554,699
Bristol-Myers Squibb Co.
2.35%, 11/13/40 (Call 05/13/40)	701	420,768
2.55%, 11/13/50 (Call 05/13/50)	1,364	726,863
3.25%, 08/01/42	445	298,557
3.55%, 03/15/42 (Call 09/15/41)	1,125	797,381
3.70%, 03/15/52 (Call 09/15/51)	1,688	1,133,173
3.90%, 03/15/62 (Call 09/15/61)(b)	614	401,415
4.13%, 06/15/39 (Call 12/15/38)	1,521	1,207,925
4.25%, 10/26/49 (Call 04/26/49)	2,892	2,150,840
4.35%, 11/15/47 (Call 05/15/47)	1,181	898,151
4.50%, 03/01/44 (Call 09/01/43)	55	43,681
4.55%, 02/20/48 (Call 08/20/47)	1,048	825,459
4.63%, 05/15/44 (Call 11/15/43)	780	634,062
5.00%, 08/15/45 (Call 02/15/45)	429	365,218
5.88%, 11/15/36(b)	346	339,145
6.25%, 11/15/53 (Call 05/15/53)	470	465,122
6.40%, 11/15/63 (Call 05/15/63)	475	470,596
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	401	288,571
4.50%, 11/15/44 (Call 05/15/44)(b)	193	140,101
4.60%, 03/15/43	283	214,377
4.90%, 09/15/45 (Call 03/15/45)	287	219,277
Cencora Inc.
4.25%, 03/01/45 (Call 09/01/44)(b)	287	208,858
4.30%, 12/15/47 (Call 06/15/47)	309	226,204
Cigna Group (The)
3.20%, 03/15/40 (Call 09/15/39)	622	421,674
3.40%, 03/15/50 (Call 09/15/49)	1,040	643,104
3.40%, 03/15/51 (Call 09/15/50)	1,213	747,404
3.88%, 10/15/47 (Call 04/15/47)	940	640,758
4.80%, 08/15/38 (Call 02/15/38)	1,589	1,346,005
4.80%, 07/15/46 (Call 01/16/46)	990	786,298
4.90%, 12/15/48 (Call 06/15/48)	2,542	2,032,802
5.38%, 02/15/42 (Call 08/15/41)(b)	271	227,211
6.13%, 11/15/41(b)	224	214,018
CVS Health Corp.
2.70%, 08/21/40 (Call 02/21/40)	1,019	617,065
4.13%, 04/01/40 (Call 10/01/39)(b)	945	699,936
4.25%, 04/01/50 (Call 10/01/49)	668	462,938
4.78%, 03/25/38 (Call 09/25/37)	3,994	3,303,416
4.88%, 07/20/35 (Call 01/20/35)	455	392,864

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
5.05%, 03/25/48 (Call 09/25/47)	$5,709	$4,487,758
5.13%, 07/20/45 (Call 01/20/45)	2,721	2,172,345
5.30%, 12/05/43 (Call 06/05/43)	658	544,094
5.63%, 02/21/53 (Call 08/21/52)	989	838,105
5.88%, 06/01/53 (Call 12/01/52)(b)	1,025	896,372
6.00%, 06/01/63 (Call 12/01/62)	576	499,006
6.13%, 09/15/39	409	381,102
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(b)	962	510,441
2.50%, 09/15/60 (Call 03/15/60)	684	347,595
3.70%, 03/01/45 (Call 09/01/44)(b)	251	183,690
3.95%, 05/15/47 (Call 11/15/46)(b)	135	102,950
3.95%, 03/15/49 (Call 09/15/48)	736	556,040
4.15%, 03/15/59 (Call 09/15/58)	394	291,571
4.88%, 02/27/53 (Call 08/27/52)	1,011	876,208
4.95%, 02/27/63 (Call 08/27/62)	840	715,425
5.55%, 03/15/37(b)	385	378,348
5.95%, 11/15/37(b)	215	215,648
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43(b)	409	327,509
5.38%, 04/15/34(b)	846	827,254
6.38%, 05/15/38	2,368	2,464,755
Johnson & Johnson
2.10%, 09/01/40 (Call 03/01/40)	764	464,014
2.25%, 09/01/50 (Call 03/01/50)(b)	708	380,597
2.45%, 09/01/60 (Call 03/01/60)(b)	861	441,875
3.40%, 01/15/38 (Call 07/15/37)	703	546,053
3.50%, 01/15/48 (Call 07/15/47)(b)	537	379,645
3.55%, 03/01/36 (Call 09/01/35)	727	594,865
3.63%, 03/03/37 (Call 09/03/36)	1,053	854,463
3.70%, 03/01/46 (Call 09/01/45)	1,489	1,098,118
3.75%, 03/03/47 (Call 09/03/46)	721	533,869
4.50%, 09/01/40	451	388,662
4.50%, 12/05/43 (Call 06/05/43)(b)	214	182,947
4.85%, 05/15/41(b)	654	584,557
5.85%, 07/15/38(b)	1,147	1,172,154
5.95%, 08/15/37	824	845,982
McKesson Corp., 4.88%, 03/15/44 (Call 09/15/43)	211	165,789
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)(b)	186	147,845
5.90%, 11/01/39	563	528,373
Merck & Co. Inc.
2.35%, 06/24/40 (Call 12/24/39)	850	527,345
2.45%, 06/24/50 (Call 12/24/49)	1,089	585,123
2.75%, 12/10/51 (Call 06/10/51)	1,650	931,724
2.90%, 12/10/61 (Call 06/10/61)	1,094	588,275
3.60%, 09/15/42 (Call 03/15/42)(b)	427	312,596
3.70%, 02/10/45 (Call 08/10/44)	1,057	757,319
3.90%, 03/07/39 (Call 09/07/38)	732	581,235
4.00%, 03/07/49 (Call 09/07/48)	1,334	986,404
4.15%, 05/18/43	1,114	874,269
4.90%, 05/17/44 (Call 11/17/43)	890	769,564
5.00%, 05/17/53 (Call 11/17/52)	1,221	1,042,684
5.15%, 05/17/63 (Call 11/17/62)(b)	735	626,294
6.55%, 09/15/37	1,083	1,130,940
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	271	265,620
5.85%, 06/30/39	256	247,086
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)	584	401,523
5.40%, 11/29/43 (Call 05/29/43)	350	257,501

Security	Par (000)	Value

Pharmaceuticals (continued)
Novartis Capital Corp.
2.75%, 08/14/50 (Call 02/14/50)(b)	$710	$421,956
3.70%, 09/21/42	883	658,423
4.00%, 11/20/45 (Call 05/20/45)	770	589,959
4.40%, 05/06/44	1,219	996,153
Pfizer Inc.
2.55%, 05/28/40 (Call 11/28/39)	1,444	916,679
2.70%, 05/28/50 (Call 11/28/49)(b)	1,373	796,594
3.90%, 03/15/39 (Call 09/15/38)	1,423	1,114,073
4.00%, 12/15/36	767	638,498
4.00%, 03/15/49 (Call 09/15/48)	1,461	1,082,191
4.10%, 09/15/38 (Call 03/15/38)	872	702,122
4.13%, 12/15/46	1,470	1,117,603
4.20%, 09/15/48 (Call 03/15/48)	1,296	993,058
4.30%, 06/15/43	1,154	914,360
4.40%, 05/15/44	990	801,647
5.60%, 09/15/40	900	845,138
7.20%, 03/15/39	1,678	1,849,486
Pfizer Investment Enterprises Pte Ltd.
5.11%, 05/19/43 (Call 11/19/42)	1,131	992,700
5.30%, 05/19/53 (Call 11/19/52)	4,838	4,232,514
5.34%, 05/19/63 (Call 11/19/62)	988	846,378
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/40 (Call 01/09/40)	1,199	788,699
3.18%, 07/09/50 (Call 01/09/50)	1,828	1,084,038
3.38%, 07/09/60 (Call 01/09/60)	709	405,442
Utah Acquisition Sub Inc., 5.25%, 06/15/46 (Call 12/15/45)	749	524,675
Viatris Inc.
3.85%, 06/22/40 (Call 12/22/39)	993	618,034
4.00%, 06/22/50 (Call 12/22/49)	1,645	946,415
Wyeth LLC
5.95%, 04/01/37	1,881	1,854,857
6.00%, 02/15/36	726	719,880
6.50%, 02/01/34	327	337,538
Zoetis Inc.
3.00%, 05/15/50 (Call 11/15/49)(b)	194	114,998
3.95%, 09/12/47 (Call 03/12/47)	137	97,986
4.45%, 08/20/48 (Call 02/20/48)	172	132,339
4.70%, 02/01/43 (Call 08/01/42)	1,300	1,067,449

		118,546,794

Pipelines — 4.6%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	1,376	1,123,193
Cameron LNG LLC
3.30%, 01/15/35 (Call 09/15/34)(a)	395	302,321
3.40%, 01/15/38 (Call 07/15/37)(a)	274	206,587
3.70%, 01/15/39 (Call 07/15/38)(a)	582	428,988
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39 (Call 07/04/39)(b)	152	109,583
Colonial Pipeline Co.
4.20%, 04/15/43 (Call 10/15/42)(a)(b)	110	79,735
4.25%, 04/15/48 (Call 10/15/47)(a)(b)	434	312,373
6.38%, 08/01/37(a)	70	66,007
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	180	152,257
Columbia Pipelines Operating Co. LLC
6.50%, 08/15/43 (Call 02/15/43)(a)(b)	637	592,190
6.54%, 11/15/53 (Call 05/15/53)(a)(b)	1,242	1,140,811
6.71%, 08/15/63 (Call 02/15/63)(a)	675	622,039

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
DCP Midstream Operating LP
5.60%, 04/01/44 (Call 10/01/43)	$209	$176,634
6.45%, 11/03/36(a)	380	362,686
6.75%, 09/15/37(a)(b)	463	457,705
Eastern Gas Transmission & Storage Inc.
3.90%, 11/15/49 (Call 05/15/49)	183	114,336
4.60%, 12/15/44 (Call 06/15/44)	297	219,364
4.80%, 11/01/43 (Call 05/01/43)	207	160,977
EIG Pearl Holdings Sarl
3.55%, 08/31/36(a)	240	187,200
4.39%, 11/30/46(a)	805	549,348
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	797	670,228
7.38%, 10/15/45 (Call 04/15/45)	452	462,181
Series B, 7.50%, 04/15/38(b)	490	502,835
Enbridge Inc.
3.40%, 08/01/51 (Call 02/01/51)(b)	735	434,615
4.00%, 11/15/49 (Call 05/15/49)(b)	523	346,897
4.50%, 06/10/44 (Call 12/10/43)	363	264,692
5.50%, 12/01/46 (Call 06/01/46)	530	442,186
8.50%, 01/15/84 (Call 10/15/33), (5-year CMT + 4.431%)(d)	500	478,984
Energy Transfer LP
4.90%, 03/15/35 (Call 09/15/34)	219	185,954
4.95%, 01/15/43 (Call 07/15/42)	333	248,572
5.00%, 05/15/44 (Call 11/15/43)(b)	365	273,271
5.00%, 05/15/50 (Call 11/15/49)(b)	1,637	1,227,400
5.15%, 02/01/43 (Call 08/01/42)	404	310,036
5.15%, 03/15/45 (Call 09/15/44)	782	605,582
5.30%, 04/01/44 (Call 10/01/43)(b)	523	410,998
5.30%, 04/15/47 (Call 10/15/46)	705	546,446
5.35%, 05/15/45 (Call 11/15/44)	685	538,283
5.40%, 10/01/47 (Call 04/01/47)	1,198	940,858
5.95%, 10/01/43 (Call 04/01/43)	363	307,029
6.00%, 06/15/48 (Call 12/15/47)	900	765,225
6.05%, 06/01/41 (Call 12/01/40)	604	524,165
6.10%, 02/15/42	240	209,808
6.13%, 12/15/45 (Call 06/15/45)	796	687,768
6.25%, 04/15/49 (Call 10/15/48)	1,292	1,136,920
6.50%, 02/01/42 (Call 08/01/41)	734	678,522
6.63%, 10/15/36	361	346,068
6.85%, 02/15/40(b)	165	152,016
7.50%, 07/01/38	479	489,611
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	290	253,271
Enterprise Products Operating LLC
3.20%, 02/15/52 (Call 08/15/51)	838	505,621
3.30%, 02/15/53 (Call 08/15/52)(b)	777	475,768
3.70%, 01/31/51 (Call 07/31/50)	795	531,715
3.95%, 01/31/60 (Call 07/31/59)	753	504,245
4.20%, 01/31/50 (Call 07/31/49)	1,078	789,580
4.25%, 02/15/48 (Call 08/15/47)	1,006	752,779
4.45%, 02/15/43 (Call 08/15/42)	921	727,185
4.80%, 02/01/49 (Call 08/01/48)	956	772,733
4.85%, 08/15/42 (Call 02/15/42)	625	522,490
4.85%, 03/15/44 (Call 09/15/43)	1,143	946,601
4.90%, 05/15/46 (Call 11/15/45)	793	652,770
4.95%, 10/15/54 (Call 04/15/54)	298	240,554
5.10%, 02/15/45 (Call 08/15/44)(b)	919	782,313
5.70%, 02/15/42	801	734,918
5.95%, 02/01/41	470	445,635
6.13%, 10/15/39	500	484,087

Security	Par (000)	Value

Pipelines (continued)
6.45%, 09/01/40	$440	$437,922
7.55%, 04/15/38	325	354,395
Series H, 6.65%, 10/15/34	253	262,270
Series J, 5.75%, 03/01/35	75	70,439
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (Call 09/30/37)(a)	150	139,955
Flex Intermediate Holdco LLC, 4.32%, 12/30/39 (Call 06/30/39)(a)	128	83,838
FLNG Liquefaction 2 LLC, 4.13%, 03/31/38(a)	363	298,019
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/34(a)	170	137,535
2.63%, 03/31/36(a)(b)	682	513,788
2.94%, 09/30/40(a)(b)	1,537	1,134,007
3.25%, 09/30/40(a)(b)	1,230	855,791
Greensaif Pipelines Bidco Sarl
6.13%, 02/23/38(a)	600	557,251
6.51%, 02/23/42(a)	1,000	928,593
Gulfstream Natural Gas System LLC, 5.95%, 10/15/45 (Call 04/15/45)(a)	197	154,086
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	424	314,361
5.00%, 08/15/42 (Call 02/15/42)	460	359,400
5.00%, 03/01/43 (Call 09/01/42)	692	534,731
5.40%, 09/01/44 (Call 03/01/44)	325	261,670
5.50%, 03/01/44 (Call 09/01/43)	669	544,973
5.63%, 09/01/41	352	291,225
5.80%, 03/15/35	435	398,616
6.38%, 03/01/41(b)	424	386,322
6.50%, 02/01/37	351	331,748
6.50%, 09/01/39	541	501,775
6.55%, 09/15/40	362	335,590
6.95%, 01/15/38	925	916,989
7.50%, 11/15/40	305	307,571
Kinder Morgan Inc.
3.25%, 08/01/50 (Call 02/01/50)	392	221,810
3.60%, 02/15/51 (Call 08/15/50)	844	508,126
5.05%, 02/15/46 (Call 08/15/45)	603	459,904
5.20%, 03/01/48 (Call 09/01/47)	563	438,015
5.30%, 12/01/34 (Call 06/01/34)	360	318,566
5.45%, 08/01/52 (Call 02/01/52)(b)	611	493,847
5.55%, 06/01/45 (Call 12/01/44)	1,298	1,068,414
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)(b)	574	362,211
4.20%, 12/01/42 (Call 06/01/42)	286	190,513
4.20%, 03/15/45 (Call 09/15/44)	194	124,904
4.20%, 10/03/47 (Call 04/03/47)	268	177,235
4.25%, 09/15/46 (Call 03/15/46)	366	247,186
4.85%, 02/01/49 (Call 08/01/48)	330	244,189
5.15%, 10/15/43 (Call 04/15/43)	419	332,553
6.40%, 05/01/37(b)	260	237,947
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	1,213	944,994
4.70%, 04/15/48 (Call 10/15/47)	1,234	892,052
4.90%, 04/15/58 (Call 10/15/57)	343	241,444
4.95%, 03/14/52 (Call 09/14/51)	1,118	828,559
5.20%, 03/01/47 (Call 09/01/46)	800	618,692
5.20%, 12/01/47 (Call 06/01/47)	426	327,952
5.50%, 02/15/49 (Call 08/15/48)(b)	1,056	852,365
5.65%, 03/01/53 (Call 09/01/52)	412	338,891
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(b)	586	584,646

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Northern Natural Gas Co.
3.40%, 10/16/51 (Call 04/16/51)(a)	$181	$105,390
4.10%, 09/15/42 (Call 03/15/42)(a)	413	289,924
4.30%, 01/15/49 (Call 07/15/48)(a)	387	266,930
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)	371	254,068
4.50%, 03/15/50 (Call 09/15/49)	323	223,012
4.95%, 07/13/47 (Call 01/06/47)	509	379,917
5.20%, 07/15/48 (Call 01/15/48)	731	565,581
6.00%, 06/15/35	379	351,211
6.63%, 09/01/53 (Call 03/01/53)	1,618	1,512,102
7.15%, 01/15/51 (Call 07/15/50)	247	241,543
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	568	513,278
6.20%, 09/15/43 (Call 03/15/43)	244	218,401
6.65%, 10/01/36	430	414,301
6.85%, 10/15/37	483	471,627
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	504	341,348
4.70%, 06/15/44 (Call 12/15/43)	240	168,034
4.90%, 02/15/45 (Call 08/15/44)	164	118,289
5.15%, 06/01/42 (Call 12/01/41)	589	446,665
6.65%, 01/15/37	469	443,411
Sabal Trail Transmission LLC
4.68%, 05/01/38 (Call 11/01/37)(a)	314	262,469
4.83%, 05/01/48 (Call 11/01/47)(a)	263	198,958
Sabine Pass Liquefaction LLC, 5.90%, 09/15/37 (Call 03/15/37)	35	33,542
Southern Natural Gas Co. LLC, 4.80%, 03/15/47 (Call 09/15/46)(a)	300	217,894
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	491	354,518
5.95%, 09/25/43 (Call 03/25/43)	265	230,778
Targa Resources Corp.
4.95%, 04/15/52 (Call 10/15/51)	530	386,725
6.25%, 07/01/52 (Call 01/01/52)	355	310,282
6.50%, 02/15/53 (Call 08/15/52)	592	539,766
Tennessee Gas Pipeline Co. LLC, 7.63%, 04/01/37	140	149,380
Texas Eastern Transmission LP, 4.15%, 01/15/48 (Call 07/15/47)(a)	198	136,820
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	441	373,030
4.75%, 05/15/38 (Call 11/15/37)	190	151,163
4.88%, 05/15/48 (Call 11/15/47)(b)	514	388,887
5.00%, 10/16/43 (Call 04/16/43)	425	335,402
5.10%, 03/15/49 (Call 09/15/48)(b)	621	484,816
5.60%, 03/31/34	340	309,776
5.85%, 03/15/36	580	533,387
6.10%, 06/01/40	660	606,360
6.20%, 10/15/37	960	895,318
7.25%, 08/15/38	660	676,524
7.63%, 01/15/39(b)	1,169	1,238,081
Transcontinental Gas Pipe Line Co. LLC
3.95%, 05/15/50 (Call 11/15/49)	390	264,237
4.45%, 08/01/42 (Call 02/01/42)	433	326,607
4.60%, 03/15/48 (Call 09/15/47)	420	316,038
5.40%, 08/15/41 (Call 02/15/41)	529	448,514
Western Midstream Operating LP
5.25%, 02/01/50 (Call 08/01/49)	879	649,546
5.30%, 03/01/48 (Call 09/01/47)	510	380,997

Security	Par (000)	Value

Pipelines (continued)
5.45%, 04/01/44 (Call 10/01/43)	$446	$343,251
5.50%, 08/15/48 (Call 02/15/48)	244	185,006
Williams Companies Inc. (The)
3.50%, 10/15/51 (Call 04/15/51)	469	283,456
4.85%, 03/01/48 (Call 09/01/47)	606	463,991
4.90%, 01/15/45 (Call 07/15/44)	389	298,360
5.10%, 09/15/45 (Call 03/15/45)	771	619,741
5.30%, 08/15/52 (Call 02/15/52)	572	465,046
5.40%, 03/04/44 (Call 09/04/43)	385	319,969
5.75%, 06/24/44 (Call 12/24/43)(b)	463	403,640
5.80%, 11/15/43 (Call 05/15/43)	282	245,684
6.30%, 04/15/40	900	849,736

		77,144,351

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)(b)	195	148,924
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	249	196,430
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(a)(b)	509	413,952
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(a)	698	552,450
KKR Group Finance Co. VII LLC, 3.63%, 02/25/50 (Call 08/25/49)(a)(b)	356	212,554
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(a)	521	305,931
KKR Group Finance Co. X LLC, 3.25%, 12/15/51 (Call 06/15/51)(a)	606	335,260

		2,165,501

Real Estate — 0.0%
CBRE Services Inc., 5.95%, 08/15/34 (Call 05/15/34)	302	274,573
Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40(a)	100	92,919

		367,492

Real Estate Investment Trusts — 1.2%
Alexandria Real Estate Equities Inc.
2.95%, 03/15/34 (Call 12/15/33)	467	340,450
3.00%, 05/18/51 (Call 11/18/50)	579	306,586
3.55%, 03/15/52 (Call 09/15/51)	805	480,096
4.00%, 02/01/50 (Call 08/01/49)	532	346,400
4.75%, 04/15/35 (Call 01/15/35)(b)	703	594,619
4.85%, 04/15/49 (Call 10/15/48)	212	156,237
5.15%, 04/15/53 (Call 10/15/52)	348	274,039
American Homes 4 Rent LP
3.38%, 07/15/51 (Call 01/15/51)	220	123,864
4.30%, 04/15/52 (Call 10/15/51)(b)	255	172,923
American Tower Corp.
2.95%, 01/15/51 (Call 07/15/50)(b)	950	505,664
3.10%, 06/15/50 (Call 12/15/49)	847	467,070
3.70%, 10/15/49 (Call 04/15/49)	529	327,932
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	316	213,195
4.15%, 07/01/47 (Call 01/01/47)	255	181,609
4.35%, 04/15/48 (Call 10/18/47)	243	175,359
Boston Properties LP, 6.50%, 01/15/34 (Call 10/15/33)(b)	97	88,573
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)(b)	229	142,495

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)(b)	$1,003	$604,771
3.25%, 01/15/51 (Call 07/15/50)(b)	783	442,874
4.75%, 05/15/47 (Call 11/15/46)	252	186,450
Crown Castle International Corp.
4.00%, 11/15/49 (Call 05/15/49)	208	134,809
4.15%, 07/01/50 (Call 01/01/50)	308	205,523
5.20%, 02/15/49 (Call 08/15/48)	261	205,598
Equinix Inc.
2.95%, 09/15/51 (Call 03/15/51)	334	179,034
3.00%, 07/15/50 (Call 01/15/50)(b)	303	164,963
3.40%, 02/15/52 (Call 08/15/51)	302	179,123
ERP Operating LP
4.00%, 08/01/47 (Call 02/01/47)	215	144,528
4.50%, 07/01/44 (Call 01/01/44)	713	536,762
4.50%, 06/01/45 (Call 12/01/44)	282	204,933
Essex Portfolio LP
2.65%, 09/01/50 (Call 03/01/50)	354	173,415
4.50%, 03/15/48 (Call 09/15/47)	240	173,232
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)	224	129,962
4.50%, 12/01/44 (Call 06/01/44)(b)	467	328,699
Goodman U.S. Finance Four LLC, 4.50%, 10/15/37 (Call 04/15/37)(a)	173	131,507
Healthpeak Properties Inc., 6.75%, 02/01/41 (Call 08/01/40)	267	254,626
Kimco Realty Corp.
3.70%, 10/01/49 (Call 04/01/49)(b)	329	203,590
4.13%, 12/01/46 (Call 06/01/46)	316	208,399
4.25%, 04/01/45 (Call 10/01/44)(b)	360	250,182
4.45%, 09/01/47 (Call 03/01/47)	298	209,223
Mid-America Apartments LP, 2.88%, 09/15/51 (Call 03/15/51)	185	100,721
NNN REIT Inc.
3.00%, 04/15/52 (Call 10/15/51)(b)	475	253,467
3.10%, 04/15/50 (Call 10/15/49)	215	117,544
3.50%, 04/15/51 (Call 10/15/50)	374	223,711
4.80%, 10/15/48 (Call 04/15/48)	356	261,860
Prologis LP
2.13%, 10/15/50 (Call 04/15/50)	413	193,437
3.00%, 04/15/50 (Call 10/15/49)(b)	519	298,920
3.05%, 03/01/50 (Call 09/01/49)	326	187,406
4.38%, 09/15/48 (Call 03/15/48)	245	178,583
5.25%, 06/15/53 (Call 12/15/52)	860	723,201
Public Storage Operating Co., 5.35%, 08/01/53 (Call 02/01/53)	530	456,230
Realty Income Corp.
4.65%, 03/15/47 (Call 09/15/46)	524	411,382
5.88%, 03/15/35	160	149,724
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	429	300,035
4.65%, 03/15/49 (Call 09/15/48)	223	161,119
Simon Property Group LP
3.25%, 09/13/49 (Call 03/13/49)(b)	914	529,363
3.80%, 07/15/50 (Call 01/15/50)(b)	569	361,662
4.25%, 10/01/44 (Call 04/01/44)	262	183,636
4.25%, 11/30/46 (Call 05/30/46)	360	249,666
4.75%, 03/15/42 (Call 09/15/41)	483	371,939
5.85%, 03/08/53 (Call 09/03/52)	515	448,030
6.75%, 02/01/40 (Call 11/01/39)	636	624,678

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Trust Fibra Uno
6.39%, 01/15/50 (Call 07/15/49)(a)	$500	$349,870
6.95%, 01/30/44 (Call 07/30/43)(a)	445	342,115
UDR Inc., 3.10%, 11/01/34 (Call 08/01/34)	190	139,222
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	210	143,378
4.88%, 04/15/49 (Call 10/15/48)	218	158,400
5.70%, 09/30/43 (Call 03/30/43)	353	290,315
VICI Properties LP, 5.63%, 05/15/52 (Call 11/15/51)(b)	521	407,818
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)	433	256,473
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(a)	397	247,523
Welltower Inc.
5.13%, 03/15/43 (Call 09/15/42)	295	227,542
6.50%, 03/15/41 (Call 09/15/40)	395	374,482
Welltower OP LLC, 4.95%, 09/01/48 (Call 03/01/48)	189	146,661
Weyerhaeuser Co., 4.00%, 03/09/52 (Call 09/09/51)	365	248,995

		20,268,422

Retail — 3.0%
7-Eleven Inc.
2.50%, 02/10/41 (Call 08/10/40)(a)(b)	496	288,654
2.80%, 02/10/51 (Call 08/02/50)(a)	900	478,956
Alimentation Couche-Tard Inc.
3.44%, 05/13/41 (Call 11/13/40)(a)	336	214,657
3.63%, 05/13/51 (Call 11/13/50)(a)	315	187,448
3.80%, 01/25/50 (Call 07/25/49)(a)(b)	373	231,419
4.50%, 07/26/47 (Call 01/26/47)(a)	495	344,754
CK Hutchison International 20 Ltd., 3.38%, 05/08/50 (Call 11/08/49)(a)(b)	630	402,555
CK Hutchison International 21 Ltd., 3.13%, 04/15/41 (Call 10/15/40)(a)(b)	925	626,132
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)(b)	194	141,276
Dick’s Sporting Goods Inc., 4.10%, 01/15/52 (Call 07/15/51)	497	290,749
Dollar General Corp.
4.13%, 04/03/50 (Call 10/03/49)	236	154,248
5.50%, 11/01/52 (Call 05/01/52)(b)	198	158,264
Dollar Tree Inc., 3.38%, 12/01/51 (Call 06/01/51)	182	103,408
Home Depot Inc. (The)
2.38%, 03/15/51 (Call 09/15/50)	1,159	591,947
2.75%, 09/15/51 (Call 03/15/51)	920	512,560
3.13%, 12/15/49 (Call 06/15/49)	1,073	652,831
3.30%, 04/15/40 (Call 10/15/39)	1,126	796,107
3.35%, 04/15/50 (Call 10/15/49)	1,224	775,676
3.50%, 09/15/56 (Call 03/15/56)	730	461,607
3.63%, 04/15/52 (Call 10/15/51)	1,273	847,768
3.90%, 06/15/47 (Call 12/15/46)	1,037	741,990
4.20%, 04/01/43 (Call 10/01/42)	943	732,302
4.25%, 04/01/46 (Call 10/01/45)	1,215	923,541
4.40%, 03/15/45 (Call 09/15/44)	892	698,580
4.50%, 12/06/48 (Call 06/06/48)	1,284	1,011,903
4.88%, 02/15/44 (Call 08/15/43)	690	580,622
4.95%, 09/15/52 (Call 03/15/52)(b)	830	698,614
5.40%, 09/15/40 (Call 03/15/40)	499	456,180
5.88%, 12/16/36	2,413	2,389,631
5.95%, 04/01/41 (Call 10/01/40)	712	690,411

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Lowe’s Companies Inc.
2.80%, 09/15/41 (Call 03/15/41)	$801	$486,526
3.00%, 10/15/50 (Call 04/15/50)(b)	1,255	689,780
3.50%, 04/01/51 (Call 10/01/50)(b)	395	239,226
3.70%, 04/15/46 (Call 10/15/45)	1,074	706,327
4.05%, 05/03/47 (Call 11/03/46)	1,307	901,863
4.25%, 04/01/52 (Call 10/01/51)	1,229	851,764
4.38%, 09/15/45 (Call 03/15/45)	329	239,862
4.45%, 04/01/62 (Call 10/01/61)	1,007	687,546
4.55%, 04/05/49 (Call 10/05/48)	442	325,533
4.65%, 04/15/42 (Call 10/15/41)	484	382,517
5.00%, 04/15/40 (Call 10/15/39)	260	217,148
5.00%, 09/15/43 (Call 03/15/43)(b)	30	24,412
5.13%, 04/15/50 (Call 10/15/49)	320	258,630
5.50%, 10/15/35	382	356,769
5.63%, 04/15/53 (Call 10/15/52)(b)	1,160	1,002,390
5.75%, 07/01/53 (Call 01/01/53)	434	380,821
5.80%, 10/15/36	255	242,405
5.80%, 09/15/62 (Call 03/15/62)(b)	769	651,590
5.85%, 04/01/63 (Call 10/01/62)	287	244,859
McDonald’s Corp.
3.63%, 05/01/43	406	283,521
3.63%, 09/01/49 (Call 03/01/49)	1,523	1,009,415
3.70%, 02/15/42	521	371,180
4.20%, 04/01/50 (Call 10/01/49)	607	441,913
4.45%, 03/01/47 (Call 09/01/46)	927	711,253
4.45%, 09/01/48 (Call 03/01/48)	611	466,755
4.60%, 05/26/45 (Call 11/26/44)	476	375,903
4.70%, 12/09/35 (Call 06/09/35)	182	159,689
4.88%, 07/15/40	294	246,687
4.88%, 12/09/45 (Call 06/09/45)	1,211	996,848
5.15%, 09/09/52 (Call 03/09/52)	664	559,755
5.45%, 08/14/53 (Call 02/14/53)(b)	625	550,943
5.70%, 02/01/39	460	433,002
6.30%, 10/15/37	837	845,895
6.30%, 03/01/38	557	561,685
Starbucks Corp.
3.35%, 03/12/50 (Call 09/12/49)	288	177,820
3.50%, 11/15/50 (Call 05/15/50)(b)	868	556,183
3.75%, 12/01/47 (Call 06/01/47)	414	278,423
4.30%, 06/15/45 (Call 12/15/44)	246	183,666
4.45%, 08/15/49 (Call 02/15/49)	753	568,068
4.50%, 11/15/48 (Call 05/15/48)	725	549,767
Target Corp.
2.95%, 01/15/52 (Call 07/15/51)(b)	741	426,772
3.63%, 04/15/46	492	340,847
3.90%, 11/15/47 (Call 05/15/47)	432	308,495
4.00%, 07/01/42(b)	649	503,140
4.80%, 01/15/53 (Call 07/15/52)(b)	944	767,767
6.50%, 10/15/37	619	634,810
7.00%, 01/15/38(b)	440	476,933
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)(b)	171	144,214
TJX Companies Inc. (The), 4.50%, 04/15/50 (Call 10/15/49)	185	146,137
Walgreen Co., 4.40%, 09/15/42	300	197,971
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (Call 10/15/49)(b)	584	339,929
4.65%, 06/01/46 (Call 12/01/45)(b)	175	113,380
4.80%, 11/18/44 (Call 05/18/44)	640	426,893
Walmart Inc.
2.50%, 09/22/41 (Call 03/22/41)	940	593,519

Security	Par (000)	Value

Retail (continued)
2.65%, 09/22/51 (Call 03/22/51)(b)	$1,335	$766,267
2.95%, 09/24/49 (Call 03/24/49)	476	296,399
3.63%, 12/15/47 (Call 06/15/47)	532	378,682
3.95%, 06/28/38 (Call 12/28/37)	249	204,998
4.00%, 04/11/43 (Call 10/11/42)	455	353,104
4.05%, 06/29/48 (Call 12/29/47)	1,240	956,504
4.30%, 04/22/44 (Call 10/22/43)(b)	260	214,403
4.50%, 09/09/52 (Call 03/09/52)	886	718,859
4.50%, 04/15/53 (Call 10/15/52)	1,360	1,104,268
4.88%, 07/08/40(b)	200	175,506
5.00%, 10/25/40(b)	400	366,223
5.25%, 09/01/35	1,362	1,332,093
5.63%, 04/01/40	380	368,321
5.63%, 04/15/41(b)	40	39,012
6.20%, 04/15/38	665	694,518
6.50%, 08/15/37	860	924,513

		50,717,606

Semiconductors — 2.4%
Advanced Micro Devices Inc., 4.39%, 06/01/52 (Call 12/01/51)	111	85,505
Analog Devices Inc.
2.80%, 10/01/41 (Call 04/01/41)	438	277,801
2.95%, 10/01/51 (Call 04/01/51)(b)	658	385,517
5.30%, 12/15/45 (Call 06/15/45)(b)	150	130,373
Applied Materials Inc.
2.75%, 06/01/50 (Call 12/01/49)(b)	514	304,637
4.35%, 04/01/47 (Call 10/01/46)	570	455,304
5.10%, 10/01/35 (Call 04/01/35)	354	335,455
5.85%, 06/15/41(b)	486	468,787
Broadcom Inc.
3.14%, 11/15/35 (Call 08/15/35)(a)(b)	2,601	1,834,737
3.19%, 11/15/36 (Call 08/15/36)(a)	2,139	1,481,383
3.47%, 04/15/34 (Call 01/15/34)(a)	2,268	1,728,079
3.50%, 02/15/41 (Call 08/15/40)(a)	2,395	1,592,872
3.75%, 02/15/51 (Call 08/15/50)(a)(b)	1,352	862,073
4.93%, 05/15/37 (Call 02/15/37)(a)	1,887	1,572,669
Foundry JV Holdco LLC, 5.88%, 01/25/34 (Call 10/25/33)(a)(b)	620	575,157
Intel Corp.
2.80%, 08/12/41 (Call 02/12/41)	655	410,005
3.05%, 08/12/51 (Call 02/12/51)	1,029	589,125
3.10%, 02/15/60 (Call 08/15/59)	849	458,416
3.20%, 08/12/61 (Call 02/12/61)	625	341,670
3.25%, 11/15/49 (Call 05/15/49)	1,583	954,830
3.73%, 12/08/47 (Call 06/08/47)	1,541	1,037,157
4.10%, 05/19/46 (Call 11/19/45)	991	723,123
4.10%, 05/11/47 (Call 11/11/46)	789	568,812
4.25%, 12/15/42	480	366,866
4.60%, 03/25/40 (Call 09/25/39)(b)	599	501,493
4.75%, 03/25/50 (Call 09/25/49)	1,710	1,342,827
4.80%, 10/01/41(b)	554	459,413
4.90%, 07/29/45 (Call 01/29/45)	601	517,863
4.90%, 08/05/52 (Call 02/05/52)	1,325	1,055,874
4.95%, 03/25/60 (Call 09/25/59)(b)	673	539,665
5.05%, 08/05/62 (Call 02/05/62)	710	560,142
5.63%, 02/10/43 (Call 08/10/42)(b)	805	737,101
5.70%, 02/10/53 (Call 08/10/52)(b)	1,675	1,499,012
5.90%, 02/10/63 (Call 08/10/62)	1,151	1,040,637
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	571	359,853
4.95%, 07/15/52 (Call 01/15/52)	900	754,061

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
5.00%, 03/15/49 (Call 09/15/48)	$315	$261,624
5.25%, 07/15/62 (Call 01/15/62)(b)	593	502,528
5.65%, 11/01/34 (Call 07/01/34)	150	144,604
Lam Research Corp.
2.88%, 06/15/50 (Call 12/15/49)(b)	333	193,113
3.13%, 06/15/60 (Call 12/15/59)	403	223,898
4.88%, 03/15/49 (Call 09/15/48)	478	394,275
Micron Technology Inc.
3.37%, 11/01/41 (Call 05/01/41)	329	207,339
3.48%, 11/01/51 (Call 05/01/51)(b)	231	135,455
NVIDIA Corp.
3.50%, 04/01/40 (Call 10/01/39)	644	482,121
3.50%, 04/01/50 (Call 10/01/49)	1,448	990,899
3.70%, 04/01/60 (Call 10/01/59)	358	240,782
NXP BV/NXP Funding LLC/NXP USA Inc.
3.13%, 02/15/42 (Call 08/15/41)	293	181,571
3.25%, 05/11/41 (Call 11/11/40)	652	418,429
3.25%, 11/30/51 (Call 05/30/51)(b)	294	166,434
QUALCOMM Inc.
3.25%, 05/20/50 (Call 11/20/49)(b)	544	347,224
4.30%, 05/20/47 (Call 11/20/46)	1,173	896,160
4.50%, 05/20/52 (Call 11/20/51)	804	618,029
4.65%, 05/20/35 (Call 11/20/34)(b)	864	786,037
4.80%, 05/20/45 (Call 11/20/44)	1,216	1,022,561
6.00%, 05/20/53 (Call 11/20/52)	964	927,722
Texas Instruments Inc.
2.70%, 09/15/51 (Call 03/15/51)	353	199,151
3.88%, 03/15/39 (Call 09/15/38)	699	555,597
4.10%, 08/16/52 (Call 02/16/52)	256	188,470
4.15%, 05/15/48 (Call 11/15/47)	1,137	860,652
5.00%, 03/14/53 (Call 09/14/52)	357	303,999
5.05%, 05/18/63 (Call 11/18/62)	887	738,596
TSMC Arizona Corp.
3.13%, 10/25/41 (Call 04/25/41)	290	201,336
3.25%, 10/25/51 (Call 04/25/51)	699	448,494
4.50%, 04/22/52 (Call 10/22/51)(b)	825	676,542

		40,221,936

Software — 2.8%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	956	534,423
4.50%, 06/15/47 (Call 12/15/46)	60	50,203
Electronic Arts Inc., 2.95%, 02/15/51 (Call 08/15/50)(b)	174	99,937
Fidelity National Information Services Inc.
3.10%, 03/01/41 (Call 09/01/40)(b)	573	361,531
4.50%, 08/15/46 (Call 02/15/46)	190	134,905
5.63%, 07/15/52 (Call 01/15/52)(b)	334	283,163
Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	203	146,596
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	1,234	895,308
Intuit Inc., 5.50%, 09/15/53 (Call 03/15/53)	550	500,336
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)(b)	4,786	2,739,611
2.68%, 06/01/60 (Call 12/01/59)(b)	2,796	1,546,061
2.92%, 03/17/52 (Call 09/17/51)	4,864	3,002,590
3.04%, 03/17/62 (Call 09/17/61)	1,465	869,916
3.45%, 08/08/36 (Call 02/08/36)	1,460	1,190,553
3.50%, 02/12/35 (Call 08/12/34)(b)	1,291	1,098,331
3.50%, 11/15/42(b)	577	432,051
3.70%, 08/08/46 (Call 02/08/46)	1,434	1,067,726
3.75%, 02/12/45 (Call 08/12/44)(b)	462	355,203
3.95%, 08/08/56 (Call 02/08/56)	376	280,355

Security	Par (000)	Value

Software (continued)
4.00%, 02/12/55 (Call 08/12/54)	$256	$192,738
4.10%, 02/06/37 (Call 08/06/36)	772	669,126
4.20%, 11/03/35 (Call 05/03/35)(b)	548	493,316
4.25%, 02/06/47 (Call 08/06/46)	889	726,089
4.45%, 11/03/45 (Call 05/03/45)	855	730,959
4.50%, 10/01/40	498	435,987
4.50%, 02/06/57 (Call 08/06/56)	710	586,069
4.75%, 11/03/55 (Call 05/03/55)(b)	221	188,014
5.20%, 06/01/39(b)	256	246,295
5.30%, 02/08/41	676	662,041
Oracle Corp.
3.60%, 04/01/40 (Call 10/01/39)	2,033	1,395,963
3.60%, 04/01/50 (Call 10/01/49)(b)	3,625	2,221,292
3.65%, 03/25/41 (Call 09/25/40)	1,777	1,210,073
3.80%, 11/15/37 (Call 05/15/37)	1,441	1,060,389
3.85%, 07/15/36 (Call 01/15/36)	952	726,087
3.85%, 04/01/60 (Call 10/01/59)	2,616	1,570,123
3.90%, 05/15/35 (Call 11/15/34)	1,010	795,498
3.95%, 03/25/51 (Call 09/25/50)	2,490	1,616,355
4.00%, 07/15/46 (Call 01/15/46)	2,274	1,527,849
4.00%, 11/15/47 (Call 05/15/47)	1,733	1,152,165
4.10%, 03/25/61 (Call 09/25/60)	1,124	704,982
4.13%, 05/15/45 (Call 11/15/44)	1,430	990,567
4.30%, 07/08/34 (Call 01/08/34)	1,368	1,140,270
4.38%, 05/15/55 (Call 11/15/54)	975	659,670
4.50%, 07/08/44 (Call 01/08/44)	827	611,312
5.38%, 07/15/40(b)	1,835	1,561,625
5.55%, 02/06/53 (Call 08/06/52)(b)	1,776	1,475,487
6.13%, 07/08/39	941	879,312
6.50%, 04/15/38	1,111	1,084,062
6.90%, 11/09/52 (Call 05/09/52)(b)	1,881	1,853,544
salesforce.com Inc.
2.70%, 07/15/41 (Call 01/15/41)(b)	784	504,157
2.90%, 07/15/51 (Call 01/15/51)	1,481	871,020
3.05%, 07/15/61 (Call 01/15/61)	923	514,072

		46,645,307

Telecommunications — 5.8%
America Movil SAB de CV
4.38%, 07/16/42	998	769,191
4.38%, 04/22/49 (Call 10/22/48)	248	186,963
6.13%, 11/15/37	749	725,689
6.13%, 03/30/40	1,654	1,574,436
6.38%, 03/01/35(b)	1,209	1,218,616
AT&T Inc.
2.55%, 12/01/33 (Call 09/01/33)	1,579	1,133,249
3.10%, 02/01/43 (Call 08/01/42)(b)	531	336,819
3.30%, 02/01/52 (Call 08/01/51)(b)	827	482,079
3.50%, 06/01/41 (Call 12/01/40)(b)	1,901	1,270,894
3.50%, 09/15/53 (Call 03/15/53)	5,827	3,431,225
3.50%, 02/01/61 (Call 08/01/60)	560	318,124
3.55%, 09/15/55 (Call 03/15/55)	5,757	3,346,531
3.65%, 06/01/51 (Call 12/01/50)	2,320	1,427,901
3.65%, 09/15/59 (Call 03/15/59)	5,048	2,920,585
3.80%, 12/01/57 (Call 06/01/57)	4,647	2,798,434
3.85%, 06/01/60 (Call 12/01/59)	1,128	679,478
4.30%, 12/15/42 (Call 06/15/42)(b)	1,154	854,495
4.35%, 06/15/45 (Call 12/15/44)(b)	969	694,984
4.50%, 05/15/35 (Call 11/15/34)	2,088	1,741,251
4.50%, 03/09/48 (Call 09/09/47)(b)	1,326	960,133
4.55%, 03/09/49 (Call 09/09/48)(b)	784	565,906
4.65%, 06/01/44 (Call 12/01/43)	375	283,400

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.75%, 05/15/46 (Call 11/15/45)	$1,335	$1,009,004
4.80%, 06/15/44 (Call 12/15/43)	354	270,637
4.85%, 03/01/39 (Call 09/01/38)	825	673,035
4.85%, 07/15/45 (Call 01/15/45)	284	216,625
4.90%, 08/15/37 (Call 02/14/37)	611	513,689
5.15%, 03/15/42	266	219,475
5.15%, 11/15/46 (Call 05/15/46)	615	491,049
5.15%, 02/15/50 (Call 08/14/49)	511	402,646
5.25%, 03/01/37 (Call 09/01/36)	864	755,218
5.35%, 09/01/40	518	440,235
5.40%, 02/15/34 (Call 11/15/33)	2,058	1,890,950
5.45%, 03/01/47 (Call 09/01/46)	459	386,246
5.55%, 08/15/41	362	312,455
5.65%, 02/15/47 (Call 08/15/46)(b)	600	529,739
5.70%, 03/01/57 (Call 09/01/56)(b)	285	240,490
6.00%, 08/15/40 (Call 05/15/40)	345	316,521
6.15%, 09/15/34	175	164,794
6.25%, 03/29/41	240	218,922
6.30%, 01/15/38(b)	469	451,215
6.38%, 03/01/41	251	236,430
6.55%, 02/15/39	420	407,270
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	499	316,008
4.30%, 07/29/49 (Call 01/29/49)	402	287,298
4.46%, 04/01/48 (Call 10/01/47)(b)	791	584,199
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	264	168,018
Series US-6, 3.20%, 02/15/52 (Call 08/15/51)(b)	427	248,816
British Telecommunications PLC, 4.25%, 11/08/49 (Call 05/08/49)(a)	200	134,035
Cisco Systems Inc.
5.50%, 01/15/40	1,763	1,673,044
5.90%, 02/15/39	1,702	1,692,634
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	245	165,413
4.38%, 11/15/57 (Call 05/15/57)(b)	598	424,941
4.70%, 03/15/37(b)	585	500,124
4.75%, 03/15/42	511	415,912
5.35%, 11/15/48 (Call 05/15/48)	147	125,155
5.45%, 11/15/79 (Call 05/19/79)	819	645,947
5.75%, 08/15/40(b)	470	425,517
5.85%, 11/15/68 (Call 05/15/68)	139	117,702
7.25%, 08/15/36 (Call 08/15/26)	295	303,476
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(a)	186	118,862
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(a)	611	511,453
4.88%, 03/06/42(a)	742	603,530
Juniper Networks Inc., 5.95%, 03/15/41	424	368,473
Motorola Solutions Inc., 5.50%, 09/01/44	116	97,334
Nokia OYJ, 6.63%, 05/15/39(b)	473	410,689
Ooredoo International Finance Ltd., 4.50%, 01/31/43(a)	368	311,264
Orange SA
5.38%, 01/13/42	1,264	1,096,501
5.50%, 02/06/44 (Call 08/06/43)	194	170,778
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)(b)	605	368,782
4.30%, 02/15/48 (Call 08/15/47)	454	304,833
4.35%, 05/01/49 (Call 11/01/48)	810	551,489
4.50%, 03/15/42 (Call 09/15/41)	462	341,790

Security	Par (000)	Value

Telecommunications (continued)
4.50%, 03/15/43 (Call 09/15/42)	$316	$227,968
4.55%, 03/15/52 (Call 09/15/51)	1,386	958,626
5.00%, 03/15/44 (Call 09/15/43)	668	513,654
5.45%, 10/01/43 (Call 04/01/43)(b)	446	365,393
7.50%, 08/15/38	848	841,082
SES Global Americas Holdings Inc., 5.30%, 03/25/44(a)(b)	139	90,630
SES SA, 5.30%, 04/04/43(a)(b)	380	244,313
Telefonica Emisiones SA
4.67%, 03/06/38	414	321,897
4.90%, 03/06/48	867	624,679
5.21%, 03/08/47	1,766	1,343,498
5.52%, 03/01/49 (Call 09/01/48)	833	657,183
7.05%, 06/20/36	1,843	1,840,019
TELUS Corp.
4.30%, 06/15/49 (Call 12/15/48)	302	211,545
4.60%, 11/16/48 (Call 05/16/48)(b)	419	308,046
T-Mobile USA Inc.
3.00%, 02/15/41 (Call 08/15/40)	1,832	1,156,357
3.30%, 02/15/51 (Call 08/15/50)	2,394	1,406,837
3.40%, 10/15/52 (Call 04/15/52)	2,182	1,291,321
3.60%, 11/15/60 (Call 05/15/60)	1,495	869,698
4.38%, 04/15/40 (Call 10/15/39)(b)	1,580	1,222,029
4.50%, 04/15/50 (Call 10/15/49)	2,327	1,697,643
5.65%, 01/15/53 (Call 07/15/52)	1,375	1,188,477
5.75%, 01/15/54 (Call 07/15/53)	1,095	961,269
5.80%, 09/15/62 (Call 03/15/62)	688	592,866
6.00%, 06/15/54 (Call 12/15/53)	595	540,239
Verizon Communications Inc.
2.65%, 11/20/40 (Call 05/20/40)	2,265	1,369,140
2.85%, 09/03/41 (Call 03/03/41)	928	573,137
2.88%, 11/20/50 (Call 05/20/50)(b)	2,065	1,128,679
2.99%, 10/30/56 (Call 04/30/56)	2,815	1,481,088
3.00%, 11/20/60 (Call 05/20/60)	1,469	752,001
3.40%, 03/22/41 (Call 09/22/40)	2,983	2,012,947
3.55%, 03/22/51 (Call 09/22/50)(b)	3,523	2,213,601
3.70%, 03/22/61 (Call 09/22/60)(b)	2,401	1,464,327
3.85%, 11/01/42 (Call 05/01/42)	692	489,501
3.88%, 03/01/52 (Call 09/01/51)(b)	799	532,958
4.00%, 03/22/50 (Call 09/22/49)	1,019	692,873
4.13%, 08/15/46	655	468,387
4.27%, 01/15/36	55	45,388
4.40%, 11/01/34 (Call 05/01/34)	1,607	1,360,456
4.52%, 09/15/48	982	734,841
4.67%, 03/15/55	619	461,908
4.75%, 11/01/41	566	469,556
4.81%, 03/15/39	977	809,658
4.86%, 08/21/46(b)	1,800	1,432,670
5.01%, 04/15/49(b)	465	383,097
5.01%, 08/21/54(b)	230	182,100
5.25%, 03/16/37	921	829,516
5.50%, 03/16/47	418	365,687
5.85%, 09/15/35(b)	350	332,618
6.55%, 09/15/43	742	738,714
Vodafone Group PLC
4.25%, 09/17/50	1,358	926,068
4.38%, 02/19/43	1,130	835,699
4.88%, 06/19/49	1,746	1,320,721
5.00%, 05/30/38(b)	295	255,476
5.13%, 06/19/59	206	154,970
5.25%, 05/30/48(b)	1,006	811,291

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
5.63%, 02/10/53 (Call 08/10/52)	$708	$595,480
5.75%, 02/10/63 (Call 08/10/62)	145	120,820
6.15%, 02/27/37	1,344	1,275,932
Xiaomi Best Time International Ltd., 4.10%, 07/14/51 (Call 01/14/51)(a)	210	115,301

		98,562,920

Toys, Games & Hobbies — 0.1%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)(b)	176	135,210
6.35%, 03/15/40(b)	452	412,065
Mattel Inc.
5.45%, 11/01/41 (Call 05/01/41)	325	253,520
6.20%, 10/01/40	280	239,940

		1,040,735

Transportation — 3.5%
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	526	300,177
3.05%, 02/15/51 (Call 08/15/50)	457	269,311
3.30%, 09/15/51 (Call 03/15/51)	737	459,388
3.55%, 02/15/50 (Call 08/15/49)	685	456,788
3.90%, 08/01/46 (Call 02/01/46)	606	429,399
4.05%, 06/15/48 (Call 12/15/47)	544	394,176
4.13%, 06/15/47 (Call 12/15/46)	875	645,941
4.15%, 04/01/45 (Call 10/01/44)	808	603,855
4.15%, 12/15/48 (Call 06/15/48)	658	482,800
4.38%, 09/01/42 (Call 03/01/42)	525	413,633
4.40%, 03/15/42 (Call 09/15/41)	488	386,880
4.45%, 03/15/43 (Call 09/15/42)	563	445,730
4.45%, 01/15/53 (Call 07/15/52)(b)	790	611,578
4.55%, 09/01/44 (Call 03/01/44)	645	513,367
4.70%, 09/01/45 (Call 03/01/45)	461	372,961
4.90%, 04/01/44 (Call 10/01/43)	765	642,305
4.95%, 09/15/41 (Call 03/15/41)	263	226,309
5.05%, 03/01/41 (Call 09/01/40)	393	342,176
5.15%, 09/01/43 (Call 03/01/43)	541	470,675
5.20%, 04/15/54 (Call 10/15/53)	931	803,894
5.40%, 06/01/41 (Call 12/01/40)	505	458,223
5.75%, 05/01/40 (Call 11/01/39)	594	566,216
6.15%, 05/01/37	763	767,463
6.20%, 08/15/36	285	287,901
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	266	140,206
3.20%, 08/02/46 (Call 02/02/46)	317	201,530
3.50%, 11/15/42 (Call 05/15/42)(b)	458	306,513
3.65%, 02/03/48 (Call 08/03/47)	294	203,237
4.40%, 08/05/52 (Call 02/05/52)(b)	399	308,279
4.45%, 01/20/49 (Call 07/20/48)	361	279,603
4.50%, 11/07/43 (Call 05/07/43)	133	102,780
6.13%, 11/01/53 (Call 05/01/53)	50	49,923
6.20%, 06/01/36	625	631,443
6.25%, 08/01/34	325	328,271
6.38%, 11/15/37	459	467,155
6.71%, 07/15/36(b)	167	169,923
Canadian Pacific Railway Co.
3.00%, 12/02/41 (Call 06/02/41)(b)	866	695,100
3.10%, 12/02/51 (Call 06/02/51)(b)	1,407	825,932
3.50%, 05/01/50 (Call 11/01/49)	420	268,205
4.20%, 11/15/69 (Call 05/15/69)	211	142,653
4.30%, 05/15/43 (Call 11/15/42)	336	253,471
4.70%, 05/01/48 (Call 11/01/47)	383	298,586

Security	Par (000)	Value

Transportation (continued)
4.80%, 09/15/35 (Call 03/15/35)	$195	$171,662
4.80%, 08/01/45 (Call 02/01/45)	431	343,403
4.95%, 08/15/45 (Call 02/15/45)	352	288,376
5.75%, 01/15/42	618	550,558
5.95%, 05/15/37	629	603,931
6.13%, 09/15/2115 (Call 03/15/2115)(b)	394	354,615
Central Japan Railway Co., 4.25%, 11/24/45 (Call 05/24/45)(a)	56	42,299
CSX Corp.
2.50%, 05/15/51 (Call 11/15/50)	503	261,331
3.35%, 09/15/49 (Call 03/15/49)	415	260,242
3.80%, 11/01/46 (Call 05/01/46)	712	491,436
3.80%, 04/15/50 (Call 10/15/49)	476	321,939
3.95%, 05/01/50 (Call 11/01/49)	587	409,325
4.10%, 03/15/44 (Call 09/15/43)	667	496,202
4.25%, 11/01/66 (Call 05/01/66)	423	293,373
4.30%, 03/01/48 (Call 09/01/47)	728	543,226
4.40%, 03/01/43 (Call 09/01/42)(b)	222	171,092
4.50%, 03/15/49 (Call 09/15/48)	349	266,357
4.50%, 11/15/52 (Call 05/15/52)	845	644,634
4.50%, 08/01/54 (Call 02/01/54)	181	136,834
4.65%, 03/01/68 (Call 09/01/67)	155	114,887
4.75%, 05/30/42 (Call 11/30/41)	526	430,966
4.75%, 11/15/48 (Call 05/15/48)	594	470,278
5.50%, 04/15/41 (Call 10/15/40)	397	358,550
6.00%, 10/01/36	359	353,654
6.15%, 05/01/37	556	554,456
6.22%, 04/30/40(b)	504	495,910
Empresa de los Ferrocarriles del Estado
3.07%, 08/18/50 (Call 02/18/50)(a)	295	159,048
3.83%, 09/14/61 (Call 03/14/61)(a)	455	266,307
Empresa de Transporte de Pasajeros Metro SA
3.69%, 09/13/61 (Call 03/13/61)(a)	515	289,080
4.70%, 05/07/50 (Call 11/07/49)(a)	758	544,172
5.00%, 01/25/47 (Call 07/25/46)(a)	480	368,715
ENA Master Trust, 4.00%, 05/19/48 (Call 02/19/48)(a)	205	139,175
FedEx Corp.
3.25%, 05/15/41 (Call 11/15/40)	813	535,935
3.88%, 08/01/42	510	363,319
3.90%, 02/01/35	230	185,193
4.05%, 02/15/48 (Call 08/15/47)	642	447,000
4.10%, 04/15/43	510	367,278
4.10%, 02/01/45	486	344,873
4.40%, 01/15/47 (Call 07/15/46)	635	466,595
4.50%, 02/01/65(b)	169	112,748
4.55%, 04/01/46 (Call 10/01/45)	949	715,888
4.75%, 11/15/45 (Call 05/15/45)	982	762,208
4.95%, 10/17/48 (Call 04/17/48)	657	523,018
5.10%, 01/15/44	605	498,943
5.25%, 05/15/50 (Call 11/15/49)(b)	1,028	853,962
Norfolk Southern Corp.
2.90%, 08/25/51 (Call 02/25/51)	535	297,430
3.05%, 05/15/50 (Call 11/15/49)	668	387,520
3.16%, 05/15/55 (Call 11/15/54)	535	303,277
3.40%, 11/01/49 (Call 05/01/49)	357	221,676
3.70%, 03/15/53 (Call 09/15/52)	218	140,403
3.94%, 11/01/47 (Call 05/01/47)(b)	646	452,749
3.95%, 10/01/42 (Call 04/01/42)	520	378,841
4.05%, 08/15/52 (Call 02/15/52)	664	459,889
4.10%, 05/15/49 (Call 11/15/48)	359	255,471

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
4.10%, 05/15/2121 (Call 11/15/2120)	$290	$174,913
4.15%, 02/28/48 (Call 08/28/47)	590	423,903
4.45%, 06/15/45 (Call 12/15/44)	444	338,644
4.55%, 06/01/53 (Call 12/01/52)(b)	606	456,743
4.65%, 01/15/46 (Call 07/15/45)	506	392,806
4.80%, 08/15/43 (Call 02/15/43)	230	178,007
4.84%, 10/01/41	703	579,715
5.10%, 08/01/2118 (Call 02/01/2118)	55	40,375
5.35%, 08/01/54 (Call 02/01/54)	825	704,063
Polar Tankers Inc., 5.95%, 05/10/37(a)	1,271	1,229,629
TTX Co.
3.90%, 02/01/45 (Call 08/01/44)(a)	240	166,937
4.20%, 07/01/46 (Call 01/01/46)(a)	280	202,207
4.60%, 02/01/49 (Call 08/01/48)(a)	291	224,857
4.65%, 06/15/44(a)	240	182,418
5.65%, 12/01/52 (Call 06/01/52)(a)	260	233,804
Union Pacific Corp.
2.89%, 04/06/36 (Call 01/06/36)	320	234,481
2.95%, 03/10/52 (Call 09/10/51)	667	385,332
2.97%, 09/16/62 (Call 03/16/62)	761	401,335
3.20%, 05/20/41 (Call 11/20/40)	862	586,289
3.25%, 02/05/50 (Call 08/05/49)	1,390	873,635
3.35%, 08/15/46 (Call 02/15/46)	289	181,279
3.38%, 02/01/35 (Call 08/01/34)	165	129,037
3.38%, 02/14/42 (Call 08/14/41)	400	279,630
3.50%, 02/14/53 (Call 08/14/52)	985	637,400
3.55%, 08/15/39 (Call 02/15/39)	482	354,863
3.55%, 05/20/61 (Call 11/20/60)(b)	465	282,703
3.60%, 09/15/37 (Call 03/15/37)	98	75,347
3.75%, 02/05/70 (Call 08/05/69)	515	319,579
3.80%, 10/01/51 (Call 04/01/51)	850	587,283
3.80%, 04/06/71 (Call 10/06/70)	671	419,283
3.84%, 03/20/60 (Call 09/20/59)	1,453	956,993
3.85%, 02/14/72 (Call 08/14/71)	370	235,049
3.88%, 02/01/55 (Call 08/01/54)	334	225,566
3.95%, 08/15/59 (Call 02/15/59)	360	241,626
4.00%, 04/15/47 (Call 10/15/46)	475	340,190
4.05%, 11/15/45 (Call 05/15/45)	407	290,495
4.05%, 03/01/46 (Call 09/01/45)	463	332,334
4.10%, 09/15/67 (Call 03/15/67)	348	235,153
4.30%, 03/01/49 (Call 09/01/48)	538	405,344
4.50%, 09/10/48 (Call 03/10/48)	360	279,763
4.95%, 09/09/52 (Call 03/09/52)	538	453,515
4.96%, 05/15/53 (Call 11/15/52)(b)	485	408,901
5.15%, 01/20/63 (Call 07/20/62)	295	242,892
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	335	223,677
3.40%, 09/01/49 (Call 03/01/49)(b)	437	292,897
3.63%, 10/01/42	523	381,317
3.75%, 11/15/47 (Call 05/15/47)	919	652,209
4.25%, 03/15/49 (Call 09/15/48)	543	413,080
4.88%, 11/15/40 (Call 05/15/40)(b)	455	398,676
5.05%, 03/03/53 (Call 09/03/52)(b)	759	651,614
5.20%, 04/01/40 (Call 10/01/39)	316	286,980
5.30%, 04/01/50 (Call 10/01/49)	892	799,943
6.20%, 01/15/38(b)	1,396	1,428,942

		58,747,858

Trucking & Leasing — 0.1%
GATX Corp.
3.10%, 06/01/51 (Call 12/01/50)	349	187,267
4.50%, 03/30/45 (Call 09/30/44)(b)	195	135,774

Security	Par (000)	Value

Trucking & Leasing (continued)
5.20%, 03/15/44 (Call 09/15/43)	$209	$165,366
6.05%, 03/15/34 (Call 12/15/33)	325	306,214
6.90%, 05/01/34 (Call 02/01/34)	225	224,620

		1,019,241

Water — 0.2%
American Water Capital Corp.
3.25%, 06/01/51 (Call 12/01/50)(b)	400	246,542
3.45%, 05/01/50 (Call 11/01/49)	405	258,825
3.75%, 09/01/47 (Call 03/01/47)	604	413,555
4.00%, 12/01/46 (Call 06/01/46)	190	134,148
4.15%, 06/01/49 (Call 12/01/48)(b)	520	377,461
4.20%, 09/01/48 (Call 03/01/48)	530	389,167
4.30%, 12/01/42 (Call 06/01/42)	281	217,526
4.30%, 09/01/45 (Call 03/01/45)	176	131,125
6.59%, 10/15/37	532	550,083
Essential Utilities Inc.
3.35%, 04/15/50 (Call 10/15/49)(b)	441	259,146
4.28%, 05/01/49 (Call 11/01/48)(b)	355	248,569
5.30%, 05/01/52 (Call 11/01/51)(b)	355	286,638

		3,512,785

Total Corporate Bonds & Notes — 98.2% (Cost: $2,277,254,570)		1,661,813,593

Foreign Government Obligations(g)

South Korea — 0.0%
Korea Electric Power Corp., 5.13%, 04/23/34(a)(b)	250	231,769

Total Foreign Government Obligations — 0.0% (Cost: $264,254)		231,769

Total Long-Term Investments — 98.2% (Cost: $2,277,518,824)		1,662,045,362

	Shares

Short-Term Securities

Money Market Funds — 11.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(h)(i)(j)	183,193,335	183,266,613
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(h)(i)	4,780,000	4,780,000

Total Short-Term Securities — 11.1% (Cost: $187,963,288)		188,046,613

Total Investments — 109.3% (Cost: $2,465,482,112)		1,850,091,975

Liabilities in Excess of Other Assets — (9.3)%		(158,160,246)

Net Assets — 100.0%		$1,691,931,729

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 10+ Year Investment Grade Corporate Bond ETF

(e)	Perpetual security with no stated maturity date.
(f)	Zero-coupon bond.
(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,661,813,593	$—	$1,661,813,593
Foreign Government Obligations	—	231,769	—	231,769
Short-Term Securities
Money Market Funds	188,046,613	—	—	188,046,613

	$188,046,613	$1,662,045,362	$—	$1,850,091,975

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust
3.75%, 08/15/27	$9,330	$9,022,698
4.87%, 05/15/28	6,840	6,721,396
Class A, 0.90%, 11/15/26	70,000	66,502,032
Class A, 4.95%, 10/15/27	15,000	14,806,066
Americredit Automobile Receivables Trust 2023-15.62%, 11/18/27 (Call 04/18/27)	8,210	8,160,066
BA Credit Card Trust Series 2021-A1, Class A1, 0.44%, 09/15/26	23,870	23,288,012
BMW Vehicle Lease Trust
5.99%, 09/25/26	3,240	3,239,042
5.98%, 02/25/27	14,500	14,508,838
Capital One Multi-Asset Execution Trust Class A2, 1.39%, 07/15/30	11,000	9,053,689
CarMax Auto Owner Trust4.65%, 01/16/29 (Call 07/15/26)	8,300	8,024,206
Discover Card Execution Note Trust 3.56%, 07/15/27	18,000	17,355,538
Series 2022-A1, Class A1, 1.96%, 02/15/27	6,900	6,567,814
Exeter Automobile Receivables Trust Series 2021-2, Class D, 1.40%, 04/15/27 (Call 09/15/25)	3,261	3,037,016
Exeter Automobile Receivables Trust 2023-15.82%, 02/15/28 (Call 01/15/27)	11,180	10,991,159
GM Financial Automobile Leasing Trust5.16%, 01/20/27 (Call 08/20/25)	21,771	21,494,610
GM Financial Consumer Automobile Receivables Trust
1.51%, 04/17/28 (Call 02/16/26)	2,940	2,678,844
4.47%, 02/16/28 (Call 04/16/26)	6,667	6,506,138
4.43%, 10/16/28 (Call 04/16/26)	13,000	12,485,797
5.78%, 08/16/28	6,090	6,091,311
5.71%, 02/16/29	9,710	9,683,172
GM Financial Consumer Automobile Receivables Trust 2023-1
4.66%, 02/16/28 (Call 10/16/26)	18,560	18,162,053
4.59%, 07/17/28 (Call 10/16/26)	3,500	3,378,514
Hyundai Auto Receivables Trust
5.39%, 06/15/27 (Call 02/15/27)	11,045	10,961,294
4.58%, 04/15/27 (Call 11/15/26)	6,600	6,466,879
4.48%, 07/17/28 (Call 11/15/26)	13,000	12,552,881
5.48%, 04/17/28	30,000	29,859,738
Santander Drive Auto Receivables Trust 5.09%, 05/15/30 (Call 01/15/26)	17,060	16,511,483
Series 2021-3, Class C, 0.95%, 09/15/27 (Call 05/15/25)	7,952	7,840,725
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 05/20/24)	28,690	27,827,696
Volkswagen Auto Loan Enhanced Trust
5.02%, 06/20/28	10,780	10,600,006
5.01%, 01/22/30	6,000	5,836,956

Total Asset-Backed Securities — 0.4% (Cost: $422,929,481)		410,215,669

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.0%
Bank
2.29%, 06/15/64 (Call 08/15/31)	7,260	5,467,172

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2018-BN15, Class A4, 4.41%, 11/15/61 (Call 11/15/28)(a)	$5,000	$4,593,140
Series 2019-BN21, Class A5, 2.85%, 10/17/52 (Call 10/15/29)	15,310	12,617,160
Series 2020, Class A5, 2.65%, 01/15/63 (Call 02/15/30)	6,500	5,246,619
Series 2020-BN27, Class A5, 2.14%, 04/15/63 (Call 04/15/30)	23,610	18,173,953
Series 2020-BN29, Class A4, 2.00%, 11/15/53 (Call 12/15/30)	5,760	4,185,581
Series 21-BN36, Class A5, 2.47%, 09/15/64 (Call 10/15/31)	8,930	6,800,077
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class ASB, 3.37%, 02/15/50 (Call 02/15/27)	1,511	1,451,249
Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5, 2.92%, 08/15/52 (Call 08/15/29)	8,750	7,330,215
BBCMS Mortgage Trust
5.45%, 04/15/56 (Call 04/15/33)	7,710	7,238,983
6.00%, 09/15/56	18,820	18,418,640
6.80%, 11/15/56	3,970	4,101,281
Series 2017-C1, Class A4, 3.67%, 02/15/50 (Call 02/15/27)	18,450	16,973,787
Series 2020-C6, Class A4, 2.64%, 02/15/53 (Call 02/15/30)	10,000	8,116,189
Series 2020-C7, Class A5, 2.04%, 04/15/53 (Call 04/15/30)	16,670	12,957,902
Series 2021-C11, Class A5, 2.32%, 09/15/54	1,965	1,484,201
Series 2022-C15, Class A5, 3.66%, 04/15/55 (Call 04/15/32)(a)	3,745	3,093,095
BBCMS Mortgage Trust 2022-C18, 5.71%, 12/15/55 (Call 12/15/32)(a)	3,160	3,025,315
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 07/15/31)	18,590	14,423,213
Benchmark Mortgage Trust
Series 2018-B2, Class A5, 3.88%, 02/15/51 (Call 02/15/28)(a)	10,616	9,513,536
Series 2018-B3, Class A5, 4.03%, 04/10/51 (Call 04/10/28)	7,000	6,368,110
Series 2018-B5, Class A4, 4.21%, 07/15/51 (Call 08/15/28)	6,150	5,609,764
Series 2018-B7, Class A4, 4.51%, 05/15/53 (Call 11/15/28)(a)	10,093	9,199,748
Series 2018-B8, Class A5, 4.23%, 01/15/52 (Call 12/15/28)	17,000	15,163,500
Series 2019-B11, Class A4, 3.28%, 05/15/52 (Call 06/15/29)	20,650	17,875,502
Series 2019-B11, Class A5, 3.54%, 05/15/52 (Call 06/15/29)	20,000	17,066,802
Series 2020-B19, Class B, 2.35%, 09/15/53 (Call 10/15/30)	2,700	1,660,272
Series 2020-B21, Class A4, 1.70%, 12/17/53 (Call 12/15/30)	7,000	5,268,224
Series 2020-B21, Class A5, 1.98%, 12/17/53 (Call 12/15/30)	8,616	6,435,851
Series 2020-B23, Class A5, 2.07%, 02/15/54 (Call 02/15/31)	25,000	18,136,702
Series 2023-B38, Class A2, 5.63%, 04/15/56 (Call 04/15/33)	10,000	9,607,352

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
BMO Mortgage Trust
5.96%, 09/15/56	$30,000	$29,167,780
7.24%, 11/15/56	11,200	11,162,230
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AAB, 3.37%, 10/10/47 (Call 10/10/24)	1,853	1,829,815
Series 2014-GC25, Class AS, 4.02%, 10/10/47 (Call 10/10/24)	5,209	4,966,006
Series 2015-GC27, Class AAB, 2.94%, 02/10/48 (Call 01/10/25)	2,011	1,982,525
Series 2016-GC37, Class A4, 3.31%, 04/10/49 (Call 03/10/26)	17,730	16,532,333
Series 2016-P5, Class A4, 2.94%, 10/10/49 (Call 10/10/26)	11,400	10,300,279
Series 2017-P7, Class A4, 3.71%, 04/14/50 (Call 04/14/27)	13,900	12,735,516
Series 2018-B2, Class A4, 4.01%, 03/10/51 (Call 03/10/28)	20,020	18,075,121
COMM Mortgage Trust
Series 2014-UBS3, Class A4, 3.82%, 06/10/47 (Call 06/10/24)	12,887	12,664,618
Series 2015-CR24, Class A5, 3.70%, 08/10/48 (Call 06/10/26)	16,990	16,195,451
Series 2015-PC1, Class A5, 3.90%, 07/10/50 (Call 06/10/25)	9,650	9,277,853
Series 2016-CR28, Class A4, 3.76%, 02/10/49 (Call 01/10/26)	8,000	7,560,346
Series 2016-DC2, Class A5, 3.77%, 02/10/49 (Call 02/10/26)	4,000	3,779,470
Commission Mortgage Trust
Series 2014-CR18, Class AM, 4.10%, 07/15/47 (Call 07/15/24)	10,000	9,741,468
Series 2014-UBS2, Class A5, 3.96%, 03/10/47 (Call 03/10/24)	8,597	8,545,619
Series 2015-CR22, Class A5, 3.31%, 03/10/48 (Call 03/10/25)	3,000	2,871,479
Series 2015-DC1, Class A5, 3.35%, 02/10/48 (Call 02/10/25)	2,750	2,639,005
Series 2015-DC1, Class C, 4.30%, 02/10/48 (Call 02/10/25)(a)	3,000	2,461,811
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 01/10/26)	15,500	14,799,221
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.50%, 06/15/57 (Call 05/15/25)	10,000	9,550,414
Series 2015-C4, Class A4, 3.81%, 11/15/48 (Call 11/15/25)	17,519	16,585,375
Series 2016-C7, Class A5, 3.50%, 11/15/49 (Call 11/15/26)	5,200	4,795,792
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 04/15/28)(a)	27,000	24,479,260
Series 2019-C18, Class A4, 2.97%, 12/15/52 (Call 12/15/29)	10,000	8,203,917
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49 (Call 08/10/26)	1,000	913,264
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.78%, 11/25/32 (Call 11/25/32)(a)	17,795	15,440,969
4.20%, 05/25/33	48,000	42,838,182
4.35%, 01/25/33 (Call 02/25/33)(a)	33,140	30,014,820

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association, 4.19%, 07/25/28	$20,000	$18,916,599
Freddie Mac Multifamily Structured Pass Through Certificates
3.82%, 12/25/32 (Call 01/25/33)(a)	21,500	18,697,920
4.25%, 04/25/33 (Call 04/25/33)	40,000	35,888,067
GS Mortgage Securities Trust
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 09/10/24)	16,318	15,999,870
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 09/10/24)	6,000	5,846,184
Series 2015-GS1, Class A3, 3.73%, 11/10/48 (Call 11/10/25)	10,000	9,445,640
Series 2017-GS7, Class A3, 3.17%, 08/10/50 (Call 08/10/27)	13,000	11,511,030
Series 2018-GS10, Class A5, 4.16%, 07/10/51 (Call 07/10/28)(a)	3,000	2,725,522
Series 2018-GS9, Class A4, 3.99%, 03/10/51 (Call 03/10/28)(a)	3,000	2,732,211
Series 2019-GC38, Class A4, 3.97%, 02/10/52 (Call 02/10/29)	2,500	2,228,594
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class B, 4.35%, 11/15/47 (Call 11/15/24)(a)	3,800	3,498,645
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 3.96%, 07/15/46 (Call 06/15/28)(a)	980	935,567
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	5,000	4,754,847
Series 2015-C23, Class A4, 3.72%, 07/15/50 (Call 06/15/25)	1,850	1,764,278
Series 2015-C24, Class A4, 3.73%, 05/15/48 (Call 08/15/25)	7,275	6,928,266
Series 2015-C27, Class A4, 3.75%, 12/15/47 (Call 11/15/25)	17,025	16,134,151
Series 2016-C28, Class A4, 3.54%, 01/15/49 (Call 02/15/28)	16,420	15,319,862
Series 2016-C28, Class AS, 3.95%, 01/15/49 (Call 02/15/28)	2,000	1,802,935
Series 2016-C32, Class A3, 3.46%, 12/15/49 (Call 01/15/27)	9,522	8,734,006
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48 (Call 12/15/25)	3,500	3,290,141
Series 2017-H1, Class A5, 3.53%, 06/15/50 (Call 06/15/27)	12,000	10,863,643
Series 2018, Class A3, 4.14%, 10/15/51 (Call 10/15/28)	21,700	19,683,666
Series 2018-H3, Class A4, 3.91%, 07/15/51 (Call 07/15/28)	700	637,334
Series 2019-H6, Class A4, 3.42%, 06/15/52 (Call 06/15/29)	7,660	6,579,987
Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 11/15/29)	720	584,230
Series 2020-L4, Class A3, 2.70%, 02/15/53 (Call 02/15/30)	20,000	16,173,128
Series 2021-L7, Class A5, 2.57%, 10/15/54 (Call 10/15/31)	10,430	7,957,292

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
UBS Commercial Mortgage Trust, Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	$18,150	$16,446,268
Wells Fargo Commercial Mortgage Trust
Class A4, 2.34%, 08/15/54 (Call 07/15/31)	4,600	3,473,939
Series 2015-C27, Class A5, 3.45%, 02/15/48 (Call 03/15/25)	8,500	8,122,585
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	5,000	4,754,942
Series 2015-SG1, Class A4, 3.79%, 09/15/48 (Call 08/15/25)	10,856	10,354,644
Series 2020-C56, Class A5, 2.45%, 06/15/53 (Call 04/15/30)	6,480	5,107,714
Series 2020-C58, Class A4, 2.10%, 07/15/53 (Call 12/15/30)	17,680	13,324,814
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	5,200	4,015,077

		942,946,672

Total Collaterized Mortgage Obligations — 1.0% (Cost: $1,076,997,540)		942,946,672

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The)
2.40%, 03/01/31 (Call 12/01/30)	2,598	1,999,190
3.38%, 03/01/41 (Call 09/01/40)	1,952	1,233,535
4.65%, 10/01/28 (Call 07/01/28)	1,791	1,666,863
4.75%, 03/30/30 (Call 12/30/29)	2,573	2,344,277
5.38%, 06/15/33 (Call 03/15/33)	1,558	1,430,160
5.40%, 10/01/48 (Call 04/01/48)	1,750	1,419,173
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	2,792	2,213,609
2.60%, 08/01/31 (Call 05/01/31)	4,149	3,190,590
3.60%, 04/15/26 (Call 01/15/26)	6,835	6,470,205
3.65%, 11/01/24 (Call 08/01/24)	3,015	2,940,401
4.20%, 06/01/30 (Call 03/01/30)	2,712	2,387,729

		27,295,732

Aerospace & Defense — 0.4%
Boeing Co. (The)
2.20%, 02/04/26 (Call 11/13/23)	11,840	10,880,747
2.25%, 06/15/26 (Call 03/15/26)	4,484	4,065,055
2.60%, 10/30/25 (Call 07/30/25)	2,998	2,802,616
2.70%, 02/01/27 (Call 12/01/26)	5,435	4,892,471
2.75%, 02/01/26 (Call 01/01/26)	1,805	1,679,905
2.80%, 03/01/27 (Call 12/01/26)	2,773	2,490,496
2.95%, 02/01/30 (Call 11/01/29)	5,574	4,602,760
3.10%, 05/01/26 (Call 03/01/26)	4,941	4,601,218
3.20%, 03/01/29 (Call 12/01/28)	4,031	3,480,106
3.25%, 02/01/28 (Call 12/01/27)	1,650	1,472,744
3.25%, 03/01/28 (Call 12/01/27)	2,514	2,233,117
3.25%, 02/01/35 (Call 11/01/34)	2,814	2,074,759
3.38%, 06/15/46 (Call 12/15/45)	1,558	941,172
3.45%, 11/01/28 (Call 08/01/28)	2,468	2,189,066
3.50%, 03/01/39 (Call 09/01/38)	2,069	1,408,043
3.55%, 03/01/38 (Call 09/01/37)	1,283	897,514
3.60%, 05/01/34 (Call 02/01/34)	3,096	2,414,424
3.63%, 02/01/31 (Call 11/01/30)	1,482	1,249,218
3.63%, 03/01/48 (Call 09/01/47)	1,873	1,158,741
3.65%, 03/01/47 (Call 09/01/46)	1,701	1,064,201

Security	Par (000)	Value

Aerospace & Defense (continued)
3.75%, 02/01/50 (Call 08/01/49)	$4,983	$3,165,630
3.83%, 03/01/59 (Call 09/01/58)	2,137	1,279,876
3.85%, 11/01/48 (Call 05/01/48)	2,009	1,295,482
3.90%, 05/01/49 (Call 11/01/48)	3,401	2,225,151
3.95%, 08/01/59 (Call 02/01/59)	4,098	2,517,967
4.88%, 05/01/25 (Call 04/01/25)	11,972	11,762,384
5.04%, 05/01/27 (Call 03/01/27)	7,534	7,295,022
5.15%, 05/01/30 (Call 02/01/30)	13,133	12,304,930
5.71%, 05/01/40 (Call 11/01/39)	8,647	7,644,094
5.81%, 05/01/50 (Call 11/01/49)	20,196	17,403,291
5.88%, 02/15/40	1,858	1,658,530
5.93%, 05/01/60 (Call 11/01/59)	11,670	9,817,185
6.13%, 02/15/33	1,773	1,742,730
6.63%, 02/15/38	1,244	1,222,821
6.88%, 03/15/39	2,611	2,639,154
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	3,150	2,825,729
2.13%, 08/15/26 (Call 05/15/26)	3,678	3,373,019
2.25%, 06/01/31 (Call 03/01/31)	1,825	1,441,386
2.38%, 11/15/24 (Call 09/15/24)	866	836,582
2.63%, 11/15/27 (Call 08/15/27)	2,459	2,200,697
2.85%, 06/01/41 (Call 12/01/40)	2,784	1,827,915
3.25%, 04/01/25 (Call 03/01/25)	3,829	3,709,352
3.50%, 05/15/25 (Call 03/15/25)	2,902	2,816,577
3.50%, 04/01/27 (Call 02/01/27)	2,267	2,125,788
3.60%, 11/15/42 (Call 05/15/42)	933	670,740
3.63%, 04/01/30 (Call 01/01/30)	4,697	4,176,664
3.75%, 05/15/28 (Call 02/15/28)(b)	4,583	4,266,681
4.25%, 04/01/40 (Call 10/01/39)	2,929	2,373,097
4.25%, 04/01/50 (Call 10/01/49)	3,530	2,750,590
HEICO Corp.
5.25%, 08/01/28 (Call 07/01/28)	1,160	1,119,145
5.35%, 08/01/33 (Call 05/01/33)	1,060	972,987
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	1,575	1,452,008
4.95%, 08/15/25 (Call 05/15/25)	1,557	1,516,407
L3Harris Technologies Inc.
1.80%, 01/15/31 (Call 10/15/30)	3,140	2,341,440
2.90%, 12/15/29 (Call 09/15/29)	2,836	2,384,045
3.83%, 04/27/25 (Call 01/27/25)	3,136	3,036,720
3.85%, 12/15/26 (Call 09/15/26)	4,302	4,053,132
4.40%, 06/15/28 (Call 03/15/28)	6,882	6,426,112
4.85%, 04/27/35 (Call 10/27/34)	1,666	1,470,359
5.05%, 04/27/45 (Call 10/27/44)	1,643	1,364,390
5.40%, 01/15/27	3,785	3,719,141
5.40%, 07/31/33 (Call 04/30/33)	4,000	3,736,869
5.60%, 07/31/53 (Call 01/31/53)	1,100	971,473
6.15%, 12/15/40	2,260	2,150,905
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)	1,890	1,484,993
2.80%, 06/15/50 (Call 12/15/49)	3,933	2,294,189
3.55%, 01/15/26 (Call 10/15/25)	4,823	4,633,795
3.60%, 03/01/35 (Call 09/01/34)	1,913	1,562,478
3.80%, 03/01/45 (Call 09/01/44)	4,700	3,420,008
3.90%, 06/15/32 (Call 03/15/32)	3,185	2,788,767
4.07%, 12/15/42	2,458	1,902,454
4.09%, 09/15/52 (Call 03/15/52)	6,301	4,646,352
4.15%, 06/15/53 (Call 12/15/52)	3,865	2,872,273
4.30%, 06/15/62 (Call 12/15/61)	3,865	2,825,525
4.45%, 05/15/28 (Call 04/15/28)	975	934,475
4.50%, 05/15/36 (Call 11/15/35)	1,850	1,620,009

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
4.70%, 05/15/46 (Call 11/15/45)	$4,809	$3,970,584
4.75%, 02/15/34 (Call 11/15/33)	2,905	2,668,039
4.95%, 10/15/25 (Call 09/15/25)	965	957,875
5.10%, 11/15/27 (Call 10/15/27)	3,665	3,621,736
5.20%, 02/15/55 (Call 08/15/54)	995	867,963
5.25%, 01/15/33 (Call 10/15/32)	3,890	3,745,542
5.70%, 11/15/54 (Call 05/15/54)	1,915	1,793,122
5.72%, 06/01/40	1,162	1,112,780
5.90%, 11/15/63 (Call 05/15/63)	1,640	1,566,145
Series B, 6.15%, 09/01/36	2,210	2,247,106
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	6,369	6,152,452
3.20%, 02/01/27 (Call 11/01/26)	2,806	2,598,610
3.25%, 01/15/28 (Call 10/15/27)	8,678	7,900,396
3.85%, 04/15/45 (Call 10/15/44)	1,954	1,387,259
4.03%, 10/15/47 (Call 04/15/47)	8,126	5,905,232
4.40%, 05/01/30 (Call 02/01/30)	1,187	1,093,565
4.70%, 03/15/33 (Call 12/15/32)	3,430	3,123,109
4.75%, 06/01/43	4,004	3,280,050
4.95%, 03/15/53 (Call 09/15/52)	2,775	2,298,477
5.05%, 11/15/40	1,868	1,615,438
5.15%, 05/01/40 (Call 11/01/39)	2,205	1,927,098
5.25%, 05/01/50 (Call 11/01/49)	4,078	3,543,437
RTX Corp.
1.90%, 09/01/31 (Call 06/01/31)	3,691	2,708,007
2.25%, 07/01/30 (Call 04/01/30)	4,420	3,468,626
2.38%, 03/15/32 (Call 12/15/31)	4,142	3,110,886
2.65%, 11/01/26 (Call 08/01/26)	2,135	1,953,703
2.82%, 09/01/51 (Call 03/01/51)	3,824	2,052,327
3.03%, 03/15/52 (Call 09/15/51)	4,967	2,772,942
3.13%, 05/04/27 (Call 02/04/27)	5,056	4,604,957
3.13%, 07/01/50 (Call 01/01/50)	4,415	2,559,296
3.50%, 03/15/27 (Call 12/15/26)	5,230	4,836,024
3.75%, 11/01/46 (Call 05/01/46)	4,769	3,156,810
3.95%, 08/16/25 (Call 06/16/25)	6,336	6,128,819
4.05%, 05/04/47 (Call 11/04/46)	3,038	2,122,025
4.13%, 11/16/28 (Call 08/16/28)	8,329	7,646,513
4.15%, 05/15/45 (Call 11/16/44)	3,640	2,609,500
4.35%, 04/15/47 (Call 10/15/46)	4,326	3,167,460
4.45%, 11/16/38 (Call 05/16/38)	3,555	2,836,294
4.50%, 06/01/42	14,052	10,910,591
4.63%, 11/16/48 (Call 05/16/48)	6,323	4,849,464
4.70%, 12/15/41	2,300	1,830,029
4.80%, 12/15/43 (Call 06/15/43)	2,179	1,724,886
4.88%, 10/15/40	1,039	851,147
5.00%, 02/27/26 (Call 01/27/26)	1,935	1,901,435
5.15%, 02/27/33 (Call 11/27/32)	4,370	4,029,279
5.38%, 02/27/53 (Call 08/27/52)	3,670	3,109,187
5.40%, 05/01/35	150	138,895
5.70%, 04/15/40	580	526,473
6.05%, 06/01/36	220	212,079
6.13%, 07/15/38	980	936,723
7.20%, 08/15/27	1,958	2,039,454
7.50%, 09/15/29	1,098	1,180,840

		397,018,574

Agriculture — 0.3%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	4,200	3,977,248
2.45%, 02/04/32 (Call 11/04/31)	7,290	5,318,805
2.63%, 09/16/26 (Call 06/16/26)	3,230	2,963,267
3.40%, 05/06/30 (Call 02/06/30)	3,444	2,875,776

Security	Par (000)	Value

Agriculture (continued)
3.40%, 02/04/41 (Call 08/04/40)	$5,672	$3,471,928
3.70%, 02/04/51 (Call 08/04/50)	4,932	2,873,939
3.88%, 09/16/46 (Call 03/16/46)	5,537	3,417,876
4.00%, 02/04/61 (Call 08/04/60)	3,580	2,153,011
4.25%, 08/09/42	3,674	2,515,619
4.40%, 02/14/26 (Call 12/14/25)	4,341	4,196,022
4.45%, 05/06/50 (Call 11/06/49)	2,053	1,355,101
4.50%, 05/02/43	2,918	2,056,321
4.80%, 02/14/29 (Call 11/14/28)	4,224	3,954,762
5.38%, 01/31/44(b)	6,477	5,542,821
5.80%, 02/14/39 (Call 08/14/38)	7,877	6,990,904
5.95%, 02/14/49 (Call 08/14/48)	7,532	6,386,641
6.20%, 11/01/28 (Call 10/01/28)	1,350	1,347,314
6.88%, 11/01/33 (Call 08/01/33)	980	977,413
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	6,635	6,152,550
2.70%, 09/15/51 (Call 03/15/51)	1,350	759,508
2.90%, 03/01/32 (Call 12/01/31)	2,495	2,022,887
3.25%, 03/27/30 (Call 12/27/29)	3,856	3,341,094
3.75%, 09/15/47 (Call 03/15/47)	2,614	1,828,407
4.02%, 04/16/43	1,347	995,144
4.50%, 08/15/33 (Call 05/15/33)	1,490	1,342,116
4.50%, 03/15/49 (Call 09/15/48)	3,084	2,458,132
4.54%, 03/26/42	1,252	1,017,142
5.38%, 09/15/35	666	632,936
5.94%, 10/01/32	802	810,113
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	3,275	2,750,960
2.73%, 03/25/31 (Call 12/25/30)	4,408	3,321,582
3.22%, 09/06/26 (Call 07/06/26)	5,961	5,516,057
3.46%, 09/06/29 (Call 06/06/29)	1,932	1,640,157
3.56%, 08/15/27 (Call 05/15/27)	3,158	2,862,243
3.73%, 09/25/40 (Call 03/25/40)	2,293	1,452,154
3.98%, 09/25/50 (Call 03/25/50)	3,761	2,212,511
4.39%, 08/15/37 (Call 02/15/37)	9,219	6,697,470
4.54%, 08/15/47 (Call 02/15/47)	9,361	6,046,404
4.70%, 04/02/27 (Call 02/02/27)	3,784	3,601,542
4.74%, 03/16/32 (Call 12/16/31)	3,510	3,013,532
4.76%, 09/06/49 (Call 03/06/49)	4,443	2,945,842
4.91%, 04/02/30 (Call 01/02/30)	3,743	3,373,806
5.28%, 04/02/50 (Call 10/02/49)	2,392	1,701,669
5.65%, 03/16/52 (Call 09/16/51)	2,580	1,937,485
6.34%, 08/02/30 (Call 06/02/30)	4,040	3,916,749
6.42%, 08/02/33 (Call 05/02/33)	4,780	4,504,576
7.08%, 08/02/43 (Call 02/02/43)	2,360	2,148,690
7.08%, 08/02/53 (Call 02/02/53)	2,475	2,206,978
7.75%, 10/19/32 (Call 07/19/32)	2,445	2,508,028
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	3,968	3,573,399
4.45%, 03/16/28 (Call 02/16/28)	4,450	4,098,023
5.93%, 02/02/29 (Call 01/02/29)	4,035	3,923,714
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	3,800	3,519,186
2.75%, 05/14/31 (Call 02/14/31)	4,965	3,931,597
3.25%, 08/15/26 (Call 05/15/26)	3,858	3,593,761
3.75%, 09/25/27 (Call 06/25/27)	3,011	2,785,122
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	2,634	2,343,110
1.50%, 05/01/25 (Call 04/01/25)	3,659	3,439,260
1.75%, 11/01/30 (Call 08/01/30)	2,478	1,854,143
2.10%, 05/01/30 (Call 02/01/30)	2,468	1,936,978

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
2.75%, 02/25/26 (Call 11/25/25)	$4,180	$3,914,345
3.13%, 08/17/27 (Call 05/17/27)	2,585	2,364,725
3.13%, 03/02/28 (Call 12/02/27)	3,056	2,734,354
3.25%, 11/10/24	3,722	3,626,772
3.38%, 08/11/25 (Call 05/11/25)	3,793	3,641,689
3.38%, 08/15/29 (Call 05/15/29)	5,058	4,400,590
3.88%, 08/21/42	4,211	2,954,858
4.13%, 03/04/43	2,409	1,726,052
4.25%, 11/10/44	2,668	1,922,108
4.38%, 11/15/41	4,187	3,146,445
4.50%, 03/20/42	4,380	3,349,335
4.88%, 02/13/26	5,295	5,199,236
4.88%, 02/15/28 (Call 01/15/28)	5,035	4,837,978
4.88%, 11/15/43	1,215	965,231
5.00%, 11/17/25	4,100	4,050,377
5.13%, 11/15/24	4,230	4,199,311
5.13%, 11/17/27 (Call 10/17/27)	5,305	5,168,076
5.13%, 02/15/30 (Call 12/15/29)	5,470	5,152,298
5.25%, 09/07/28 (Call 08/07/28)	1,415	1,376,271
5.38%, 02/15/33 (Call 11/15/32)	5,950	5,496,404
5.50%, 09/07/30 (Call 07/07/30)	1,475	1,411,888
5.63%, 11/17/29 (Call 09/17/29)	4,580	4,482,030
5.63%, 09/07/33 (Call 06/07/33)	1,395	1,309,001
5.75%, 11/17/32 (Call 08/17/32)	2,951	2,818,149
6.38%, 05/16/38	4,893	4,847,200
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	6,622	6,457,548
5.70%, 08/15/35 (Call 02/15/35)	2,964	2,541,384
5.85%, 08/15/45 (Call 02/15/45)	8,068	6,306,763
6.15%, 09/15/43	2,431	2,028,394
7.25%, 06/15/37	2,050	1,975,176

		287,495,513

Airlines — 0.1%
American Airlines Pass Through Trust
Series 2014-1, Class A, 3.70%, 04/01/28	391	349,253
Series 2015-1, Class A, 3.38%, 11/01/28(b)	312	275,412
Series 2015-2, Class AA, 3.60%, 03/22/29	1,528	1,370,141
Series 2016-1, Class AA, 3.58%, 07/15/29	1,277	1,152,881
Series 2016-2, Class AA, 3.20%, 12/15/29(b)	2,193	1,932,547
Series 2016-3, Class AA, 3.00%, 04/15/30(b)	905	789,474
Series 2017-1, Class AA, 3.65%, 08/15/30	2,112	1,868,652
Series 2017-2, Class AA, 3.35%, 04/15/31	1,839	1,590,266
Series 2019-1, Class AA, 3.15%, 08/15/33	2,315	1,928,497
Series A, Class A, 2.88%, 01/11/36(b)	4,685	3,743,433
Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.00%, 04/29/26	0	0
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	4,870	4,202,204
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34(b)	2,559	2,250,369
Series 2019-1, Class AA, 2.75%, 11/15/33	1,787	1,477,354
Southwest Airlines Co.
2.63%, 02/10/30 (Call 11/10/29)	2,173	1,753,413
3.00%, 11/15/26 (Call 08/15/26)(b)	2,060	1,893,555
3.45%, 11/16/27 (Call 08/16/27)(b)	1,623	1,464,724
5.13%, 06/15/27 (Call 04/15/27)	7,847	7,574,501
5.25%, 05/04/25 (Call 04/04/25)	6,609	6,517,008
United Airlines Pass Through Trust
5.80%, 07/15/37	7,116	6,690,477
Series 2013-1, Class A, 4.30%, 02/15/27	1,940	1,842,961
Series 2014-1, Class A, 4.00%, 10/11/27	2,644	2,461,080

Security	Par (000)	Value

Airlines (continued)
Series 2014-2, Class A, 3.75%, 03/03/28	$2,825	$2,588,517
Series 2016-1, Class AA, 3.10%, 01/07/30	2,717	2,389,639
Series 2016-2, Class AA, 2.88%, 04/07/30	2,432	2,092,432
Series 2018-1, Class AA, 3.50%, 09/01/31	3,019	2,628,500
Series 2019, Class AA, 4.15%, 02/25/33	847	750,278
Series 2019-2, Class AA, 2.70%, 11/01/33	2,913	2,331,309
Series 2020-1, Class A, 5.88%, 04/15/29	4,638	4,546,098
Series 2020-1, Class B, 4.88%, 07/15/27	2,641	2,494,283

		72,949,258

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	3,583	3,295,925
2.40%, 03/27/25 (Call 02/27/25)(b)	6,371	6,115,499
2.75%, 03/27/27 (Call 01/27/27)	6,603	6,080,281
2.85%, 03/27/30 (Call 12/27/29)	6,790	5,800,389
3.25%, 03/27/40 (Call 09/27/39)	4,260	3,066,119
3.38%, 11/01/46 (Call 05/01/46)	3,920	2,650,004
3.38%, 03/27/50 (Call 09/27/49)(b)	4,307	2,896,248
3.63%, 05/01/43 (Call 11/01/42)	1,949	1,443,011
3.88%, 11/01/45 (Call 05/01/45)	4,408	3,294,405
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	2,658	2,546,938
Ralph Lauren Corp.
2.95%, 06/15/30 (Call 03/15/30)	2,399	2,009,979
3.75%, 09/15/25 (Call 07/15/25)	3,362	3,242,540
Tapestry Inc.
3.05%, 03/15/32 (Call 12/15/31)	2,068	1,478,342
4.13%, 07/15/27 (Call 04/15/27)	751	680,391
4.25%, 04/01/25 (Call 01/01/25)	330	320,139
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	3,874	3,648,031
2.80%, 04/23/27 (Call 02/23/27)	3,209	2,822,786
2.95%, 04/23/30 (Call 01/23/30)(b)	3,664	2,861,884

		54,252,911

Auto Manufacturers — 0.4%
American Honda Finance Corp.
1.00%, 09/10/25	904	830,445
1.20%, 07/08/25	1,271	1,181,039
1.30%, 09/09/26	3,875	3,439,487
1.50%, 01/13/25	3,545	3,374,484
1.80%, 01/13/31	1,902	1,443,376
2.00%, 03/24/28	3,020	2,588,376
2.25%, 01/12/29	3,475	2,946,290
2.30%, 09/09/26	3,291	3,004,486
2.35%, 01/08/27	2,096	1,893,227
3.50%, 02/15/28	3,346	3,066,525
4.60%, 04/17/30	3,440	3,201,396
4.70%, 01/12/28	2,310	2,220,495
4.75%, 01/12/26	745	731,879
5.00%, 05/23/25	2,035	2,017,094
5.13%, 07/07/28	2,355	2,296,168
5.25%, 07/07/26	1,725	1,710,974
5.80%, 10/03/25	1,825	1,831,087
5.85%, 10/04/30	1,825	1,811,951
Series A, 4.60%, 04/17/25	3,140	3,094,582
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	2,025	1,861,340
1.50%, 09/01/30 (Call 06/01/30)	2,119	1,623,832
2.60%, 09/01/50 (Call 03/01/50)(b)	4,295	2,357,713
4.88%, 10/01/43 (Call 04/01/43)	1,471	1,256,784

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
General Motors Co.
4.00%, 04/01/25	$2,429	$2,354,473
4.20%, 10/01/27 (Call 07/01/27)(b)	3,539	3,277,259
5.00%, 10/01/28 (Call 07/01/28)(b)	3,595	3,389,637
5.00%, 04/01/35	3,023	2,512,812
5.15%, 04/01/38 (Call 10/01/37)	4,025	3,237,242
5.20%, 04/01/45	5,247	3,884,480
5.40%, 10/15/29 (Call 08/15/29)	2,290	2,149,591
5.40%, 04/01/48 (Call 10/01/47)	3,326	2,496,552
5.60%, 10/15/32 (Call 07/15/32)(b)	4,635	4,231,182
5.95%, 04/01/49 (Call 10/01/48)(b)	3,737	3,024,559
6.13%, 10/01/25 (Call 09/01/25)	8,691	8,675,299
6.25%, 10/02/43	4,165	3,572,334
6.60%, 04/01/36 (Call 10/01/35)	4,725	4,436,338
6.75%, 04/01/46 (Call 10/01/45)	3,277	2,924,192
6.80%, 10/01/27 (Call 08/01/27)	4,011	4,070,981
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	2,093	1,875,462
1.50%, 06/10/26 (Call 05/10/26)	5,425	4,786,747
2.35%, 02/26/27 (Call 01/26/27)	4,130	3,630,167
2.35%, 01/08/31 (Call 10/08/30)	2,460	1,830,406
2.40%, 04/10/28 (Call 02/10/28)	3,410	2,874,140
2.40%, 10/15/28 (Call 08/15/28)	4,820	3,974,568
2.70%, 08/20/27 (Call 06/20/27)	2,924	2,552,195
2.70%, 06/10/31 (Call 03/10/31)	5,205	3,917,331
2.75%, 06/20/25 (Call 05/20/25)	5,994	5,659,597
2.90%, 02/26/25 (Call 01/26/25)	5,986	5,717,881
3.10%, 01/12/32 (Call 10/12/31)	3,022	2,297,703
3.50%, 11/07/24 (Call 09/07/24)	4,282	4,164,796
3.60%, 06/21/30 (Call 03/21/30)	3,171	2,614,051
3.80%, 04/07/25	800	772,272
3.85%, 01/05/28 (Call 10/05/27)(b)	2,089	1,879,892
4.00%, 01/15/25 (Call 10/15/24)	3,335	3,242,745
4.00%, 10/06/26 (Call 07/06/26)	3,790	3,542,612
4.30%, 07/13/25 (Call 04/13/25)	3,143	3,037,260
4.30%, 04/06/29 (Call 02/06/29)	1,040	923,303
4.35%, 04/09/25 (Call 02/09/25)	3,362	3,268,026
4.35%, 01/17/27 (Call 10/17/26)	5,194	4,876,291
5.00%, 04/09/27 (Call 03/09/27)	4,830	4,614,948
5.25%, 03/01/26 (Call 12/01/25)	5,510	5,367,292
5.40%, 04/06/26	2,360	2,309,363
5.65%, 01/17/29 (Call 10/17/28)	2,549	2,446,786
5.80%, 06/23/28 (Call 05/23/28)	2,745	2,658,888
5.85%, 04/06/30 (Call 02/06/30)	2,030	1,918,799
6.00%, 01/09/28 (Call 12/09/27)	3,410	3,349,147
6.05%, 10/10/25	3,657	3,642,916
6.40%, 01/09/33 (Call 10/09/32)(b)	4,943	4,733,802
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)	1,480	1,415,089
2.53%, 03/10/27 (Call 02/10/27)	940	849,835
2.97%, 03/10/32 (Call 12/10/31)	3,690	3,035,339
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31	6,129	7,084,163
PACCAR Financial Corp.
0.90%, 11/08/24	650	618,699
1.10%, 05/11/26	2,314	2,083,075
1.80%, 02/06/25	1,101	1,051,005
2.00%, 02/04/27	1,655	1,480,406
2.85%, 04/07/25	115	110,724
3.55%, 08/11/25	1,828	1,769,599
4.45%, 03/30/26	1,255	1,228,863

Security	Par (000)	Value

Auto Manufacturers (continued)
4.60%, 01/10/28	$1,415	$1,370,142
4.95%, 10/03/25	1,830	1,817,880
4.95%, 08/10/28	60	58,843
5.05%, 08/10/26	85	84,472
Toyota Motor Corp.
1.34%, 03/25/26 (Call 02/25/26)	3,125	2,836,694
2.36%, 03/25/31 (Call 12/25/30)(b)	1,925	1,542,395
2.76%, 07/02/29(b)	1,108	963,836
3.67%, 07/20/28(b)	1,930	1,792,482
5.12%, 07/13/28 (Call 06/13/28)	1,718	1,695,075
5.12%, 07/13/33 (Call 04/13/33)(b)	1,370	1,318,459
5.28%, 07/13/26 (Call 06/13/26)(b)	1,165	1,161,022
Toyota Motor Credit Corp.
0.80%, 10/16/25	955	872,472
0.80%, 01/09/26	525	474,296
1.13%, 06/18/26	6,359	5,689,644
1.15%, 08/13/27(b)	2,192	1,870,490
1.45%, 01/13/25	2,880	2,742,531
1.65%, 01/10/31	3,115	2,359,070
1.80%, 02/13/25	4,003	3,815,605
1.90%, 01/13/27	3,435	3,064,755
1.90%, 04/06/28	3,749	3,228,167
1.90%, 09/12/31	2,945	2,226,654
2.15%, 02/13/30	4,060	3,291,377
2.40%, 01/13/32	635	497,013
3.00%, 04/01/25	7,318	7,058,550
3.05%, 03/22/27	6,475	5,970,311
3.05%, 01/11/28	3,265	2,974,390
3.20%, 01/11/27	4,787	4,457,885
3.38%, 04/01/30	3,639	3,169,770
3.40%, 04/14/25	3,795	3,678,383
3.65%, 08/18/25	3,605	3,490,288
3.65%, 01/08/29	2,585	2,366,511
3.95%, 06/30/25(b)	4,130	4,026,624
4.45%, 05/18/26	2,950	2,879,970
4.45%, 06/29/29(b)	3,430	3,245,291
4.55%, 09/20/27	1,465	1,415,273
4.55%, 05/17/30	3,020	2,827,282
4.63%, 01/12/28	2,370	2,293,918
4.70%, 01/12/33	1,885	1,742,581
4.80%, 01/10/25	2,485	2,463,505
5.00%, 08/14/26	5,470	5,401,549
5.25%, 09/11/28	1,225	1,206,064
5.40%, 11/10/25	3,165	3,160,600
5.45%, 11/10/27	4,090	4,077,994
5.60%, 09/11/25	1,100	1,102,224

		337,008,481

Auto Parts & Equipment — 0.0%
Aptiv PLC
2.40%, 02/18/25 (Call 11/13/23)	1,265	1,206,753
3.10%, 12/01/51 (Call 06/01/51)	5,895	3,173,933
3.25%, 03/01/32 (Call 12/01/31)(b)	3,735	2,995,026
4.15%, 05/01/52 (Call 11/01/51)	3,995	2,621,765
4.35%, 03/15/29 (Call 12/15/28)	1,310	1,215,377
4.40%, 10/01/46 (Call 04/01/46)	1,212	828,541
5.40%, 03/15/49 (Call 09/15/48)(b)	1,452	1,146,276
BorgWarner Inc.
2.65%, 07/01/27 (Call 05/01/27)	4,563	4,057,604
4.38%, 03/15/45 (Call 09/15/44)	2,060	1,473,768
Lear Corp.
2.60%, 01/15/32 (Call 10/15/31)	1,600	1,179,449

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
3.50%, 05/30/30 (Call 02/28/30)	$1,840	$1,521,768
3.55%, 01/15/52 (Call 07/15/51)	1,140	646,060
3.80%, 09/15/27 (Call 06/15/27)	1,959	1,792,668
4.25%, 05/15/29 (Call 02/15/29)	2,105	1,882,204
5.25%, 05/15/49 (Call 11/15/48)	1,910	1,468,919
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)	1,243	1,001,977
4.15%, 10/01/25 (Call 07/01/25)	3,004	2,918,933
5.50%, 03/21/33 (Call 12/21/32)(b)	1,290	1,229,776
5.98%, 03/21/26 (Call 03/21/24)	165	165,093

		32,525,890

Banks — 5.6%
Australia & New Zealand Banking Group Ltd.
3.70%, 11/16/25	3,509	3,379,217
5.09%, 12/08/25	1,560	1,542,516
5.38%, 07/03/25	3,975	3,957,409
5.67%, 10/03/25	4,250	4,256,245
Banco Bilbao Vizcaya Argentaria SA
1.13%, 09/18/25	4,065	3,702,469
5.86%, 09/14/26 (Call 09/14/25), (1-year CMT + 2.300%)(a)	4,080	4,019,114
6.14%, 09/14/28 (Call 09/14/27), (1-year CMT + 2.700%)(a)	600	585,311
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(a)	4,213	3,654,313
1.85%, 03/25/26	5,889	5,264,139
2.75%, 05/28/25	8,489	8,000,629
2.75%, 12/03/30	3,518	2,571,595
2.96%, 03/25/31	3,780	2,922,190
3.23%, 11/22/32 (Call 08/22/31), (1-year CMT + 1.600%)(a)	4,530	3,333,261
3.31%, 06/27/29	5,512	4,703,736
3.49%, 05/28/30	4,368	3,580,380
3.50%, 03/24/25	1,260	1,211,977
3.80%, 02/23/28	3,134	2,787,316
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(a)	5,223	4,782,615
4.25%, 04/11/27	7,088	6,577,914
4.38%, 04/12/28	4,259	3,874,758
5.15%, 08/18/25	2,985	2,906,519
5.18%, 11/19/25	7,286	7,042,066
5.29%, 08/18/27	4,673	4,460,617
5.59%, 08/08/28	5,300	5,112,461
6.53%, 11/07/27 (Call 11/07/26), (1-year CMT + 1.650%)(a)	3,200	3,200,000
6.61%, 11/07/28	3,200	3,200,000
6.92%, 08/08/33	4,000	3,718,792
6.94%, 11/07/33	3,200	3,200,000
Bank of America Corp.
1.20%, 10/24/26 (Call 10/24/25), (1-day SOFR + 1.010%)(a)	10,043	9,072,777
1.32%, 06/19/26 (Call 06/19/25), (1-day SOFR + 1.150%)(a)	12,078	11,103,042
1.53%, 12/06/25 (Call 12/06/24), (1-day SOFR + 0.650%)(a)	7,589	7,167,423
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(a)	18,813	16,596,929
1.90%, 07/23/31 (Call 07/23/30), (1-day SOFR + 1.530%)(a)	6,075	4,518,491

Security	Par (000)	Value

Banks (continued)
1.92%, 10/24/31 (Call 10/24/30), (1-day SOFR + 1.370%)(a)	$11,551	$8,519,445
2.02%, 02/13/26 (Call 02/13/25), (3-mo. SOFR + 0.902%)(a)	5,929	5,590,537
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(a)	8,900	7,339,749
2.30%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.220%)(a)	10,895	8,040,983
2.48%, 09/21/36 (Call 09/21/31), (5-year CMT + 1.200%)(a)	12,105	8,628,970
2.50%, 02/13/31 (Call 02/13/30), (3-mo. SOFR + 1.252%)(a)	14,360	11,324,971
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(a)	10,055	8,886,811
2.57%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.210%)(a)	10,665	7,994,311
2.59%, 04/29/31 (Call 04/29/30), (1-day SOFR + 2.150%)(a)	13,014	10,263,224
2.68%, 06/19/41 (Call 06/19/40), (1-day SOFR + 1.930%)(a)	18,942	11,535,649
2.69%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.320%)(a)	15,244	11,690,574
2.83%, 10/24/51 (Call 10/24/50), (1-day SOFR + 1.880%)(a)	3,784	2,091,055
2.88%, 10/22/30 (Call 10/22/29), (3-mo. SOFR + 1.452%)(a)	8,128	6,646,921
2.97%, 02/04/33 (Call 02/04/32), (1-day SOFR + 1.330%)(a)	15,675	12,007,706
2.97%, 07/21/52 (Call 07/21/51), (1-day SOFR + 1.560%)(a)	7,805	4,480,680
3.19%, 07/23/30 (Call 07/23/29), (3-mo. SOFR + 1.442%)(a)	10,354	8,680,493
3.25%, 10/21/27 (Call 10/21/26)	11,510	10,403,220
3.31%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.580%)(a)	12,610	8,365,491
3.37%, 01/23/26 (Call 01/23/25), (3-mo. SOFR + 1.072%)(a)	7,124	6,845,503
3.38%, 04/02/26 (Call 04/02/25), (1-day SOFR + 1.330%)(a)	8,094	7,752,971
3.42%, 12/20/28 (Call 12/20/27), (3-mo. SOFR + 1.302%)(a)	19,242	17,127,384
3.50%, 04/19/26	10,611	10,011,265
3.56%, 04/23/27 (Call 04/23/26), (3-mo. SOFR + 1.322%)(a)	9,017	8,419,651
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(a)	9,016	8,159,078
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(a)	8,929	8,153,244
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(a)	11,128	10,265,353
3.85%, 03/08/37 (Call 03/08/32), (5-year CMT + 2.000%)(a)	2,665	2,109,287
3.88%, 08/01/25	2,488	2,408,534
3.95%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.452%)(a)	4,660	3,244,548
3.97%, 03/05/29 (Call 03/05/28), (3-mo. SOFR + 1.332%)(a)	10,215	9,240,346
3.97%, 02/07/30 (Call 02/07/29), (3-mo. SOFR + 1.472%)(a)	10,528	9,305,670
4.00%, 01/22/25	10,475	10,194,511

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.08%, 04/23/40 (Call 04/23/39), (3-mo. SOFR + 1.582%)(a)	$6,059	$4,561,873
4.08%, 03/20/51 (Call 03/20/50), (3-mo. SOFR + 3.412%)(a)	18,878	13,242,618
4.24%, 04/24/38 (Call 04/24/37), (3-mo. SOFR + 2.076%)(a)	7,418	5,852,929
4.25%, 10/22/26	9,878	9,328,217
4.27%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.572%)(a)	12,644	11,496,571
4.33%, 03/15/50 (Call 03/15/49), (3-mo. SOFR + 1.782%)(a)	10,501	7,721,969
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(a)	5,796	5,407,260
4.44%, 01/20/48 (Call 01/20/47), (3-mo. SOFR + 2.252%)(a)	7,686	5,804,172
4.45%, 03/03/26	8,466	8,108,065
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(a)	12,870	11,101,330
4.83%, 07/22/26 (Call 07/22/25), (1-day SOFR + 1.750%)(a)	9,875	9,617,689
4.88%, 04/01/44	1,908	1,569,464
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(a)	10,280	9,770,715
5.00%, 01/21/44	7,310	6,132,826
5.02%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.160%)(a)	16,140	14,422,968
5.08%, 01/20/27 (Call 01/20/26), (1-day SOFR + 1.290%)(a)	11,010	10,716,339
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(a)	11,670	11,093,583
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(a)	17,885	16,160,185
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(a)	5,700	5,549,900
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)(a)	7,300	6,877,069
5.88%, 02/07/42	6,287	5,885,969
5.93%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.340%)(a)	6,480	6,413,019
6.11%, 01/29/37	8,337	7,922,688
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(a)	7,429	7,381,684
6.22%, 09/15/26	3,469	3,497,776
7.75%, 05/14/38	7,019	7,516,154
Series L, 3.95%, 04/21/25	12,071	11,669,812
Series L, 4.18%, 11/25/27 (Call 11/25/26)	9,293	8,551,266
Series L, 4.75%, 04/21/45	2,287	1,795,708
Series N, 1.66%, 03/11/27 (Call 03/11/26), (1-day SOFR + 0.910%)(a)	11,410	10,203,862
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(a)	10,815	8,288,837
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(a)	4,340	2,740,910
Bank of America NA
5.53%, 08/18/26 (Call 07/18/26)	6,550	6,494,309
5.65%, 08/18/25 (Call 07/18/25)	6,370	6,352,282
6.00%, 10/15/36	5,853	5,634,774
Bank of Montreal
0.95%, 01/22/27 (Call 01/22/26), (1-day SOFR + 0.603%)(a)	2,655	2,366,124
1.25%, 09/15/26	8,571	7,508,491

Security	Par (000)	Value

Banks (continued)
1.50%, 01/10/25	$4,200	$3,983,714
1.85%, 05/01/25	7,352	6,909,637
2.65%, 03/08/27	5,135	4,593,108
3.09%, 01/10/37 (Call 01/10/32), (5-year CMT + 1.400%)(a)	3,090	2,237,109
3.70%, 06/07/25	1,840	1,773,721
3.80%, 12/15/32 (Call 12/15/27), (5-year USD Swap + 1.432%)(a)	5,101	4,415,994
5.20%, 12/12/24	500	495,673
5.20%, 02/01/28 (Call 01/01/28)	5,600	5,398,267
5.30%, 06/05/26	3,025	2,975,070
5.72%, 09/25/28 (Call 08/25/28)	4,365	4,272,196
5.92%, 09/25/25	1,825	1,820,304
Series H, 4.70%, 09/14/27 (Call 08/14/27)	2,685	2,554,894
Bank of New York Mellon Corp. (The)
0.75%, 01/28/26 (Call 12/28/25)	881	789,135
1.05%, 10/15/26 (Call 09/15/26)	2,346	2,055,937
1.60%, 04/24/25 (Call 03/24/25)	2,601	2,443,239
1.65%, 07/14/28 (Call 05/14/28)	2,160	1,788,745
1.65%, 01/28/31 (Call 10/28/30)	1,002	741,756
1.80%, 07/28/31 (Call 04/28/31)	2,490	1,832,221
2.05%, 01/26/27 (Call 12/26/26)	3,355	2,974,251
2.45%, 08/17/26 (Call 05/17/26)	3,111	2,856,162
2.50%, 01/26/32 (Call 10/26/31)(b)	2,140	1,637,702
2.80%, 05/04/26 (Call 02/04/26)	3,972	3,696,570
3.00%, 10/30/28 (Call 07/30/28)	1,894	1,626,523
3.25%, 05/16/27 (Call 02/16/27)(b)	3,642	3,332,315
3.30%, 08/23/29 (Call 05/23/29)	2,839	2,411,047
3.40%, 01/29/28 (Call 10/29/27)	3,769	3,421,631
3.44%, 02/07/28 (Call 02/07/27), (3-mo. SOFR + 1.331%)(a)	4,686	4,318,001
3.85%, 04/28/28	4,270	3,954,535
3.85%, 04/26/29 (Call 02/26/29)	1,765	1,609,309
3.95%, 11/18/25 (Call 10/18/25)	2,754	2,644,736
3.99%, 06/13/28 (Call 06/13/27), (1-day SOFR + 1.151%)(a)	2,632	2,449,686
4.29%, 06/13/33 (Call 06/13/32), (1-day SOFR + 1.418%)(a)	2,057	1,769,134
4.41%, 07/24/26 (Call 07/24/25), (1-day SOFR + 1.345%)(a)	2,523	2,449,991
4.54%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.168%)(a)	3,415	3,203,738
4.60%, 07/26/30 (Call 07/26/29), (1-day SOFR + 1.755%)(a)	2,145	1,977,736
4.71%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.511%)(a)	3,070	2,695,745
4.95%, 04/26/27 (Call 04/26/26), (1-day SOFR + 1.026%)(a)	4,015	3,901,779
4.97%, 04/26/34 (Call 04/26/33), (1-day SOFR + 1.606%)(a)	3,795	3,405,657
5.15%, 05/22/26 (Call 05/22/25), (1-day SOFR + 1.067%)(a)	1,415	1,396,100
5.22%, 11/21/25 (Call 11/21/24), (1-day SOFR + 0.800%)(a)	3,040	3,015,520
5.80%, 10/25/28 (Call 10/25/27), (1-day SOFR + 1.802%)(a)	2,285	2,255,583
5.83%, 10/25/33 (Call 10/25/32), (1-day SOFR + 2.074%)(a)	5,805	5,561,986
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(a)	2,750	2,771,038

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.47%, 10/25/34 (Call 10/25/33), (1-day SOFR + 1.845%)(a)	$2,810	$2,818,335
Series G, 3.00%, 02/24/25 (Call 01/24/25)	3,406	3,282,912
Series J, 1.90%, 01/25/29 (Call 11/25/28)	1,718	1,420,264
Bank of Nova Scotia (The)
1.05%, 03/02/26	4,475	3,989,183
1.30%, 06/11/25	6,477	6,006,244
1.30%, 09/15/26 (Call 06/15/26)	4,490	3,937,761
1.35%, 06/24/26	3,975	3,524,951
1.45%, 01/10/25	6,170	5,847,970
1.95%, 02/02/27	2,380	2,098,672
2.15%, 08/01/31	1,696	1,260,106
2.20%, 02/03/25	6,069	5,789,397
2.45%, 02/02/32	2,525	1,896,722
2.70%, 08/03/26	5,266	4,832,197
2.95%, 03/11/27	1,785	1,619,714
3.45%, 04/11/25	5,255	5,064,026
4.50%, 12/16/25	5,552	5,354,748
4.59%, 05/04/37 (Call 02/04/32), (5-year CMT + 2.050%)(a)	4,372	3,532,410
4.75%, 02/02/26	1,460	1,421,422
4.85%, 02/01/30	3,755	3,450,077
5.25%, 12/06/24	2,075	2,057,514
5.25%, 06/12/28	2,445	2,343,515
5.45%, 06/12/25	2,520	2,494,541
Bank OZK, 2.75%, 10/01/31 (Call 10/01/26), (3-mo. SOFR + 2.090%)(a)(b)	1,190	883,954
BankUnited Inc.
4.88%, 11/17/25 (Call 08/17/25)	2,343	2,190,054
5.13%, 06/11/30 (Call 03/11/30)	1,209	956,093
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(a)	7,311	6,398,555
2.65%, 06/24/31 (Call 06/24/30), (1-year CMT + 1.900%)(a)	3,709	2,815,291
2.67%, 03/10/32 (Call 03/10/31), (1-year CMT + 1.200%)(a)	2,115	1,559,195
2.85%, 05/07/26 (Call 05/07/25), (1-day SOFR + 2.714%)(a)	5,173	4,879,506
2.89%, 11/24/32 (Call 11/24/31), (1-year CMT + 1.300%)(a)	5,318	3,882,730
3.33%, 11/24/42 (Call 11/24/41), (1-year CMT + 1.300%)(a)	4,610	2,825,564
3.56%, 09/23/35 (Call 09/23/30), (5-year CMT + 2.900%)(a)	3,875	2,922,412
3.65%, 03/16/25	8,723	8,391,425
3.81%, 03/10/42 (Call 03/10/41), (1-year CMT + 1.700%)(a)	1,753	1,099,850
4.34%, 01/10/28 (Call 01/10/27)	5,095	4,657,032
4.38%, 01/12/26	10,692	10,203,574
4.84%, 05/09/28 (Call 05/07/27)	8,268	7,426,725
4.95%, 01/10/47	6,230	4,775,902
4.97%, 05/16/29 (Call 05/16/28), (3-mo. LIBOR US + 1.902%)(a)	7,045	6,480,639
5.09%, 06/20/30 (Call 06/20/29), (3-mo. LIBOR US + 3.054%)(a)	5,793	5,019,717
5.20%, 05/12/26	7,598	7,252,787
5.25%, 08/17/45	6,138	4,944,978
5.30%, 08/09/26 (Call 08/09/25), (1-year CMT + 2.300%)(a)	4,995	4,872,451

Security	Par (000)	Value

Banks (continued)
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(a)	$6,250	$5,927,600
5.75%, 08/09/33 (Call 08/09/32), (1-year CMT + 3.000%)(a)	2,820	2,528,866
5.83%, 05/09/27 (Call 05/09/26), (1-day SOFR + 2.210%)(a)	5,970	5,827,963
6.22%, 05/09/34 (Call 05/09/33), (1-day SOFR + 2.980%)(a)	6,225	5,702,321
6.49%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.220%)(a)	2,775	2,706,551
6.50%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(a)	1,115	1,104,341
6.69%, 09/13/34 (Call 09/13/33), (1-day SOFR + 2.620%)(a)	2,205	2,085,702
7.12%, 06/27/34 (Call 06/27/33), (1-day SOFR + 3.570%)(a)	5,960	5,547,223
7.33%, 11/02/26 (Call 11/02/25), (1-year CMT + 3.050%)(a)	2,584	2,613,500
7.39%, 11/02/28 (Call 11/02/27), (1-year CMT + 3.300%)(a)	2,726	2,755,187
7.44%, 11/02/33 (Call 11/02/32), (1-year CMT + 3.500%)(a)	6,525	6,508,054
BPCE SA, 3.38%, 12/02/26	1,983	1,825,487
Cadence Bank, 4.13%, 11/20/29 (Call 11/20/24), (3-mo. LIBOR US + 2.470%)(a)	645	589,375
Canadian Imperial Bank of Commerce
0.95%, 10/23/25	3,663	3,324,388
1.25%, 06/22/26 (Call 05/22/26)	4,825	4,273,097
2.25%, 01/28/25	3,770	3,600,001
3.30%, 04/07/25	2,365	2,275,444
3.45%, 04/07/27 (Call 03/07/27)	3,470	3,172,218
3.60%, 04/07/32 (Call 03/07/32)(b)	1,855	1,524,674
3.95%, 08/04/25	3,660	3,533,989
5.00%, 04/28/28 (Call 03/28/28)	3,620	3,447,894
5.14%, 04/28/25	2,590	2,555,332
5.61%, 07/17/26	1,330	1,317,051
5.93%, 10/02/26	1,940	1,936,603
5.99%, 10/03/28 (Call 09/03/28)	1,945	1,921,065
6.09%, 10/03/33 (Call 07/03/33)	1,925	1,853,763
Capital One NA, 2.28%, 01/28/26 (Call 01/28/25), (1-day SOFR + 0.911%)(a)	2,255	2,130,152
Citibank NA
5.80%, 09/29/28 (Call 08/29/28)(b)	5,500	5,431,614
5.86%, 09/29/25 (Call 08/29/25)	5,990	5,998,085
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26), (1-day SOFR + 0.765%)(a)	10,028	8,913,795
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(a)	1,800	1,703,349
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(a)	11,143	9,805,896
2.01%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(a)	4,650	4,390,251
2.52%, 11/03/32 (Call 11/03/31), (1-day SOFR + 1.177%)(a)	3,105	2,309,787
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(a)	10,945	8,309,225
2.57%, 06/03/31 (Call 06/03/30), (1-day SOFR + 2.107%)(a)	14,540	11,382,874

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.67%, 01/29/31 (Call 01/29/30), (1-day SOFR + 1.146%)(a)	$9,067	$7,228,046
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(a)	3,420	2,096,616
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(a)	6,387	5,240,104
3.06%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.351%)(a)	10,100	7,778,205
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(a)	6,825	6,144,017
3.11%, 04/08/26 (Call 04/08/25), (1-day SOFR + 2.842%)(a)	14,782	14,101,875
3.20%, 10/21/26 (Call 07/21/26)	11,573	10,679,054
3.29%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(a)	4,830	4,624,464
3.30%, 04/27/25	5,997	5,771,233
3.40%, 05/01/26	8,795	8,270,493
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(a)	8,863	7,964,918
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(a)	9,525	8,634,783
3.70%, 01/12/26	9,007	8,570,217
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(a)	8,560	6,954,496
3.88%, 03/26/25	5,813	5,606,313
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(a)	3,986	2,992,125
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(a)	10,752	9,969,159
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(a)	9,559	8,449,802
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(a)	7,916	7,195,483
4.13%, 07/25/28	8,189	7,345,190
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(a)	4,089	3,001,963
4.30%, 11/20/26	4,388	4,123,614
4.40%, 06/10/25	5,910	5,719,572
4.41%, 03/31/31 (Call 03/31/30), (1-day SOFR + 3.914%)(a)	13,749	12,150,014
4.45%, 09/29/27	14,042	12,973,596
4.60%, 03/09/26	6,625	6,349,554
4.65%, 07/30/45	5,240	4,022,482
4.65%, 07/23/48 (Call 06/23/48)	9,408	7,231,757
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(a)	4,310	4,080,727
4.75%, 05/18/46	8,488	6,329,100
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(a)	3,710	3,285,812
5.30%, 05/06/44	4,455	3,628,029
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(a)	4,897	4,228,134
5.50%, 09/13/25	7,268	7,166,765
5.61%, 09/29/26 (Call 09/29/25), (1-day SOFR + 1.546%)(a)	10,675	10,536,804
5.88%, 02/22/33	1,782	1,676,499
5.88%, 01/30/42	5,234	4,849,572
6.00%, 10/31/33	5,475	5,237,450
6.13%, 08/25/36	2,053	1,937,439
6.17%, 05/25/34 (Call 05/25/33), (1-day SOFR + 2.661%)(a)	4,740	4,420,617

Security	Par (000)	Value

Banks (continued)
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(a)	$10,550	$10,247,004
6.63%, 01/15/28(b)	1,447	1,499,822
6.63%, 06/15/32	4,715	4,672,003
6.68%, 09/13/43	5,504	5,265,136
8.13%, 07/15/39	9,213	10,388,157
Citizens Bank NA
2.25%, 04/28/25 (Call 03/28/25)	3,716	3,437,875
4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(a)	2,258	2,003,417
Citizens Bank NA/Providence RI
3.75%, 02/18/26 (Call 11/18/25)	2,827	2,587,157
6.06%, 10/24/25 (Call 10/24/24), (1-day SOFR + 1.450%)(a)	2,220	2,126,857
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 11/06/29)	946	702,033
2.64%, 09/30/32 (Call 07/02/32)	1,887	1,252,208
2.85%, 07/27/26 (Call 04/27/26)	2,165	1,919,044
3.25%, 04/30/30 (Call 01/30/30)(b)	2,833	2,191,651
4.30%, 12/03/25 (Call 11/03/25)	959	901,812
5.64%, 05/21/37 (Call 05/21/32), (5-year CMT + 2.750%)(a)	1,735	1,392,630
Comerica Bank
4.00%, 07/27/25	1,180	1,083,500
5.33%, 08/25/33 (Call 08/25/32), (1-day SOFR + 2.610%)(a)	570	444,459
Comerica Inc., 4.00%, 02/01/29 (Call 11/03/28)(b)	2,536	2,071,790
Commonwealth Bank of Australia, 5.50%, 09/12/25	1,930	1,927,328
Commonwealth Bank of Australia/New York NY
5.08%, 01/10/25	4,161	4,141,298
5.32%, 03/13/26	895	889,704
Cooperatieve Rabobank UA
3.75%, 07/21/26	5,133	4,771,184
4.38%, 08/04/25	5,554	5,334,669
5.25%, 05/24/41	5,976	5,459,611
5.25%, 08/04/45	4,585	3,771,063
5.50%, 07/18/25	3,280	3,258,837
5.50%, 10/05/26	3,800	3,770,504
5.75%, 12/01/43	4,585	4,053,164
Cooperatieve Rabobank UA/NY
1.38%, 01/10/25	4,370	4,147,370
3.38%, 05/21/25	3,967	3,820,424
5.00%, 01/13/25	1,431	1,416,980
Credit Suisse AG/New York NY
1.25%, 08/07/26(b)	4,813	4,196,142
2.95%, 04/09/25	4,924	4,675,511
3.70%, 02/21/25	7,426	7,151,052
5.00%, 07/09/27(b)	6,670	6,364,678
7.50%, 02/15/28	3,640	3,778,495
7.95%, 01/09/25	2,895	2,935,916
Deutsche Bank AG
4.10%, 01/13/26(b)	2,394	2,277,547
4.50%, 04/01/25	2,558	2,449,490
Deutsche Bank AG/New York NY
1.69%, 03/19/26	5,493	4,950,198
2.13%, 11/24/26 (Call 11/24/25), (1-day SOFR + 1.870%)(a)	7,339	6,620,777
2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(a)	6,033	5,213,644

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(a)	$5,230	$4,526,126
3.04%, 05/28/32 (Call 05/28/31), (1-day SOFR + 1.718%)(a)	2,214	1,648,015
3.55%, 09/18/31 (Call 09/18/30), (1-day SOFR + 3.043%)(a)	8,177	6,416,276
3.73%, 01/14/32 (Call 10/14/30), (1-day SOFR + 2.757%)(a)	1,720	1,247,761
3.74%, 01/07/33 (Call 10/07/31), (1-day SOFR + 2.257%)(a)	4,885	3,425,403
3.96%, 11/26/25 (Call 11/26/24), (1-day SOFR + 2.581%)(a)	5,598	5,399,217
4.10%, 01/13/26	2,278	2,163,869
4.16%, 05/13/25	3,495	3,392,222
4.88%, 12/01/32 (Call 12/01/27), (5-year USD ICE Swap + 2.553%)(a)	3,270	2,749,178
5.37%, 09/09/27	1,419	1,373,137
5.88%, 07/08/31 (Call 04/08/30), (1-day SOFR + 5.438%)(a)	370	316,338
6.12%, 07/14/26 (Call 07/14/25), (1-day SOFR + 3.190%)(a)	2,955	2,908,679
6.72%, 01/18/29 (Call 01/18/28), (1-day SOFR + 3.180%)(a)	3,805	3,731,445
7.08%, 02/10/34 (Call 11/10/32), (1-day SOFR + 3.650%)(a)	2,545	2,238,181
7.15%, 07/13/27 (Call 07/13/26), (1-day SOFR + 2.520%)(a)	4,335	4,328,900
Discover Bank
2.70%, 02/06/30 (Call 11/06/29)	1,768	1,328,597
3.45%, 07/27/26 (Call 04/27/26)	3,963	3,579,372
4.25%, 03/13/26	1,745	1,644,436
4.65%, 09/13/28 (Call 06/13/28)	3,847	3,381,003
Fifth Third Bancorp.
1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(a)	2,759	2,351,584
2.38%, 01/28/25 (Call 12/28/24)	2,757	2,621,290
2.55%, 05/05/27 (Call 04/05/27)	3,519	3,034,187
3.95%, 03/14/28 (Call 02/14/28)	210	187,571
4.06%, 04/25/28 (Call 04/25/27), (1-day SOFR + 1.355%)(a)	2,443	2,207,823
4.34%, 04/25/33 (Call 04/25/32), (1-day SOFR + 1.660%)(a)	886	721,977
4.77%, 07/28/30 (Call 07/28/29), (1-day SOFR + 2.127%)(a)	3,255	2,883,679
6.34%, 07/27/29 (Call 07/27/28), (1-day SOFR + 2.340%)(a)	420	406,883
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(a)	3,795	3,700,983
8.25%, 03/01/38	5,257	5,345,688
Fifth Third Bank NA
2.25%, 02/01/27 (Call 01/01/27)(b)	3,191	2,779,620
3.85%, 03/15/26 (Call 02/15/26)	3,189	2,933,847
3.95%, 07/28/25 (Call 06/28/25)	2,657	2,547,935
First Citizens BancShares Inc./NC, 3.38%, 03/15/30 (Call 03/15/25), (3-mo. SOFR + 2.465%)(a)	1,145	1,065,873
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)(b)	1,546	1,308,088
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)(b)	1,285	1,195,241

Security	Par (000)	Value

Banks (continued)
First-Citizens Bank & Trust Co., 6.13%, 03/09/28	$995	$966,599
FNB Corp., 5.15%, 08/25/25 (Call 07/25/25)	300	287,738
Goldman Sachs Capital I, 6.35%, 02/15/34	5,478	5,299,683
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (1-day SOFR + 0.609%)(a)	4,466	4,142,184
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(a)	3,992	3,562,134
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(a)	11,835	10,506,392
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(a)	14,923	12,974,742
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(a)	15,275	13,395,310
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(a)	10,485	7,696,502
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(a)	9,277	6,891,668
2.60%, 02/07/30 (Call 11/07/29)	7,826	6,282,493
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(a)	14,490	11,039,493
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(a)	10,040	8,894,694
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(a)	11,025	8,291,283
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(a)	7,755	4,780,119
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(a)	13,360	10,380,607
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(a)	10,473	6,807,831
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(a)	6,230	4,111,486
3.50%, 01/23/25 (Call 10/23/24)	6,112	5,920,357
3.50%, 04/01/25 (Call 03/01/25)	13,250	12,753,951
3.50%, 11/16/26 (Call 11/16/25)	12,306	11,410,417
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(a)	5,235	4,791,047
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(a)	9,947	9,075,098
3.75%, 05/22/25 (Call 02/22/25)	9,250	8,915,834
3.75%, 02/25/26 (Call 11/25/25)	7,763	7,364,995
3.80%, 03/15/30 (Call 12/15/29)	9,497	8,204,043
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(a)	8,409	7,552,882
3.85%, 01/26/27 (Call 01/26/26)	12,974	12,083,701
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(a)	8,651	6,551,086
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(a)	10,666	9,728,234
4.25%, 10/21/25	7,829	7,507,679
4.39%, 06/15/27 (Call 06/15/26), (1-day SOFR + 1.510%)(a)	3,386	3,233,699
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(a)	5,063	4,010,124
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(a)	9,850	9,222,178
4.75%, 10/21/45 (Call 04/21/45)	6,499	5,193,382
4.80%, 07/08/44 (Call 01/08/44)	8,169	6,470,556
5.15%, 05/22/45	8,877	7,202,861

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.70%, 11/01/24	$5,210	$5,192,166
5.80%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.075%)(a)	8,150	8,065,808
5.95%, 01/15/27	4,313	4,253,972
6.13%, 02/15/33	4,098	4,064,674
6.25%, 02/01/41	8,906	8,620,865
6.45%, 05/01/36	4,307	4,144,386
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(a)	5,240	5,236,984
6.56%, 10/24/34 (Call 10/24/33), (1-day SOFR + 1.950%)(a)	1,275	1,267,939
6.75%, 10/01/37	21,655	21,149,007
HSBC Bank USA NA/New York
5.63%, 08/15/35	935	823,632
5.88%, 11/01/34	1,190	1,088,717
7.00%, 01/15/39	2,725	2,716,920
HSBC Holdings PLC
1.59%, 05/24/27 (Call 05/24/26), (1-day SOFR + 1.290%)(a)	5,815	5,121,384
1.65%, 04/18/26 (Call 04/18/25), (1-day SOFR + 1.538%)(a)	9,268	8,620,325
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(a)	2,550	2,141,176
2.10%, 06/04/26 (Call 06/04/25), (1-day SOFR + 1.929%)(a)	5,865	5,462,124
2.21%, 08/17/29 (Call 08/17/28), (1-day SOFR + 1.285%)(a)	3,670	2,982,320
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(a)	8,190	7,180,309
2.36%, 08/18/31 (Call 08/18/30), (1-day SOFR + 1.947%)(a)	6,268	4,721,173
2.63%, 11/07/25 (Call 11/07/24), (3-mo. SOFR + 1.401%)(a)	9,733	9,332,062
2.80%, 05/24/32 (Call 05/24/31), (1-day SOFR + 1.187%)(a)	10,220	7,686,199
2.85%, 06/04/31 (Call 06/04/30), (1-day SOFR + 2.387%)(a)	4,058	3,185,338
2.87%, 11/22/32 (Call 11/22/31), (1-day SOFR + 1.410%)(a)	7,385	5,508,197
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(a)	5,365	5,115,139
3.90%, 05/25/26	10,624	10,027,875
3.97%, 05/22/30 (Call 05/22/29), (3-mo. SOFR + 1.872%)(a)	12,145	10,490,917
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(a)	10,161	9,333,624
4.18%, 12/09/25 (Call 12/09/24), (1-day SOFR + 1.510%)(a)	4,180	4,069,368
4.25%, 08/18/25	7,176	6,877,675
4.29%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.609%)(a)	10,489	10,063,885
4.30%, 03/08/26	12,872	12,328,218
4.38%, 11/23/26	6,651	6,275,737
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(a)	16,547	15,077,817
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(a)	11,430	10,700,687
4.76%, 03/29/33 (Call 03/29/32), (1-day SOFR + 2.530%)(a)	6,730	5,565,279
4.95%, 03/31/30	10,230	9,399,351

Security	Par (000)	Value

Banks (continued)
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(a)	$2,700	$2,573,331
5.25%, 03/14/44(b)	3,869	3,111,431
5.40%, 08/11/33 (Call 08/11/32), (1-day SOFR + 2.870%)(a)	8,075	7,250,163
5.89%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(a)	6,015	5,908,877
6.10%, 01/14/42(b)	3,837	3,690,486
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(a)	6,100	5,971,464
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(a)	10,090	9,573,708
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(a)	9,215	8,547,054
6.50%, 05/02/36	7,987	7,338,779
6.50%, 09/15/37	9,507	8,668,084
6.55%, 06/20/34 (Call 06/20/33), (1-day SOFR + 2.980%)(a)	4,325	4,032,657
6.80%, 06/01/38	6,442	6,001,194
7.34%, 11/03/26 (Call 11/03/25), (1-day SOFR + 3.030%)(a)	8,225	8,366,951
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)	8,630	8,852,736
8.11%, 11/03/33 (Call 11/03/32), (1-day SOFR + 4.250%)(a)	8,975	9,296,499
HSBC USA Inc., 5.63%, 03/17/25	1,335	1,326,401
Huntington Bancshares Inc.
2.49%, 08/15/36 (Call 08/15/31), (5-year CMT + 1.170%)(a)	2,300	1,556,409
2.55%, 02/04/30 (Call 11/04/29)	2,747	2,109,303
4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(a)	2,360	2,154,824
5.02%, 05/17/33 (Call 05/17/32), (1-day SOFR + 2.050%)(a)(b)	1,439	1,232,809
6.21%, 08/21/29 (Call 08/21/28), (1-day SOFR + 2.020%)(a)	690	663,208
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)	1,866	1,787,737
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(a)	2,750	2,528,108
5.65%, 01/10/30 (Call 11/10/29)	1,830	1,675,383
5.70%, 11/18/25 (Call 11/18/24), (1-day SOFR + 1.215%)(a)	2,615	2,539,861
Indonesia Government International Bond, 3.54%, 11/08/27	2,410	2,239,744
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.005%)(a)	4,166	3,719,951
2.73%, 04/01/32 (Call 04/01/31), (1-day SOFR + 1.316%)(a)	2,648	2,025,620
3.87%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(a)	1,015	978,239
3.95%, 03/29/27	6,580	6,090,102
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(a)	2,478	2,280,497
4.05%, 04/09/29	4,700	4,200,288
4.25%, 03/28/33 (Call 03/28/32), (1-day SOFR + 2.070%)(a)	2,775	2,324,441
4.55%, 10/02/28	4,641	4,282,900

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.08%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(a)	$1,735	$1,718,999
6.11%, 09/11/34 (Call 09/11/33), (1-day SOFR + 2.090%)(a)	980	917,838
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (3-mo. SOFR + 0.695%)(a)	4,611	4,098,104
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(a)	3,257	2,930,017
1.05%, 06/23/27 (Call 12/23/25)	350	296,825
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(a)	8,503	7,405,212
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(a)	11,390	10,781,901
1.58%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(a)	6,961	6,207,703
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(a)	2,800	2,068,901
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(a)	6,170	4,583,127
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(a)	9,795	9,240,466
2.07%, 06/01/29 (Call 06/01/28), (1-day SOFR + 1.015%)(a)	9,151	7,603,207
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(a)	14,373	13,506,388
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(a)	7,760	6,743,643
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(a)	13,716	10,915,579
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(a)	3,745	2,239,264
2.55%, 11/08/32 (Call 11/08/31), (1-day SOFR + 1.180%)(a)	8,570	6,494,092
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(a)	8,049	6,213,537
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(a)	3,133	2,985,602
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(a)	7,861	6,455,006
2.95%, 10/01/26 (Call 07/01/26)(b)	13,026	12,051,750
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(a)	4,189	3,770,499
2.96%, 05/13/31 (Call 05/13/30), (3-mo. SOFR + 2.515%)(a)	5,141	4,155,281
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(a)	11,420	8,898,265
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(a)	7,928	5,264,242
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(a)	10,745	6,332,557
3.13%, 01/23/25 (Call 10/23/24)	8,652	8,370,531
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(a)	5,120	3,370,745
3.20%, 06/15/26 (Call 03/15/26)	6,955	6,517,973
3.30%, 04/01/26 (Call 01/01/26)	11,934	11,242,812
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(a)	11,260	6,905,369
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(a)	10,273	9,209,256

Security	Par (000)	Value

Banks (continued)
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(a)	$7,600	$6,947,044
3.63%, 12/01/27 (Call 12/01/26)	6,691	6,107,455
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(a)	10,791	9,462,795
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(a)	12,536	11,622,138
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(a)	11,281	8,631,504
3.90%, 07/15/25 (Call 04/15/25)	10,390	10,068,003
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(a)	8,468	5,856,237
3.96%, 01/29/27 (Call 01/29/26), (3-mo. SOFR + 1.507%)(a)	9,193	8,760,228
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(a)	11,705	8,182,691
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(a)	6,949	6,327,712
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(a)	7,491	5,310,848
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(a)	11,365	11,014,725
4.13%, 12/15/26	10,411	9,829,564
4.20%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.522%)(a)	10,247	9,391,936
4.25%, 10/01/27	4,328	4,080,181
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(a)	9,354	6,910,372
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(a)	12,238	11,494,378
4.45%, 12/05/29 (Call 12/05/28), (3-mo. SOFR + 1.592%)(a)	10,396	9,559,007
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(a)	12,370	11,157,288
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(a)	9,051	8,309,165
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(a)	8,180	7,190,142
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(a)	7,720	7,375,177
4.85%, 02/01/44	5,589	4,659,662
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(a)	17,020	15,298,737
4.95%, 06/01/45	5,231	4,303,244
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(a)	10,900	10,492,269
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(a)	12,990	11,974,929
5.40%, 01/06/42	7,134	6,417,244
5.50%, 10/15/40	6,854	6,240,343
5.55%, 12/15/25 (Call 12/15/24), (1-day SOFR + 1.070%)(a)	12,920	12,823,980
5.60%, 07/15/41	9,065	8,341,651
5.63%, 08/16/43	6,683	6,036,922
5.72%, 09/14/33 (Call 09/14/32), (1-day SOFR + 2.580%)(a)	14,220	13,338,490
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(a)	7,175	7,165,663
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(a)	7,090	7,047,650

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(a)	$5,600	$5,522,845
6.40%, 05/15/38	9,181	9,273,359
7.63%, 10/15/26	4,596	4,802,097
7.75%, 07/15/25	980	1,010,238
8.00%, 04/29/27	7,581	8,051,440
8.75%, 09/01/30	1,354	1,533,238
KeyBank NA
4.70%, 01/26/26 (Call 12/26/25)	300	278,431
5.00%, 01/26/33 (Call 10/26/32)	2,533	2,038,166
KeyBank NA/Cleveland OH
3.30%, 06/01/25	930	862,905
3.40%, 05/20/26	3,225	2,840,030
3.90%, 04/13/29 (Call 03/13/29)	1,468	1,143,773
4.15%, 08/08/25	1,650	1,534,564
4.90%, 08/08/32	2,130	1,571,778
5.85%, 11/15/27 (Call 10/16/27)	4,193	3,876,253
6.95%, 02/01/28	130	119,132
KeyCorp
2.25%, 04/06/27	2,694	2,233,481
2.55%, 10/01/29	3,141	2,349,003
4.10%, 04/30/28	3,111	2,660,210
4.15%, 10/29/25	1,729	1,610,181
4.79%, 06/01/33 (Call 06/01/32), (1-day SOFR + 2.060%)(a)	3,208	2,528,935
Korea Development Bank (The)
0.75%, 01/25/25(b)	2,105	1,983,856
0.80%, 07/19/26	1,285	1,132,315
1.00%, 09/09/26	1,210	1,065,696
1.63%, 01/19/31	2,505	1,898,799
2.00%, 02/24/25	1,075	1,026,194
2.00%, 09/12/26(b)	995	902,029
2.00%, 10/25/31	3,615	2,755,842
2.25%, 02/24/27	360	324,251
3.00%, 01/13/26	3,143	2,977,858
3.38%, 09/16/25(b)	2,495	2,399,121
Kreditanstalt fuer Wiederaufbau
0.00%, 04/18/36(c)	9,730	5,121,981
0.00%, 06/29/37(b)(c)	13,976	6,890,936
0.38%, 07/18/25	10,645	9,803,471
0.63%, 01/22/26	7,060	6,397,566
0.75%, 09/30/30	4,289	3,237,522
1.00%, 10/01/26	3,954	3,533,744
1.25%, 01/31/25	11,280	10,715,842
1.75%, 09/14/29	8,877	7,468,434
2.00%, 05/02/25	8,288	7,893,011
2.50%, 11/20/24	26,220	25,408,321
2.88%, 04/03/28	9,712	8,904,920
3.00%, 05/20/27	1,165	1,091,902
3.13%, 06/10/25	1,165	1,126,513
3.63%, 04/01/26	2,965	2,868,272
3.75%, 02/15/28	2,550	2,428,325
3.88%, 06/15/28	1,390	1,327,231
4.13%, 07/15/33	6,905	6,395,537
4.63%, 08/07/26	5,425	5,369,867
5.13%, 09/29/25	200	199,693
Landwirtschaftliche Rentenbank
0.88%, 03/30/26	3,845	3,476,638
0.88%, 09/03/30	3,560	2,701,390
1.75%, 07/27/26	2,960	2,712,703
2.00%, 01/13/25	7,942	7,623,993

Security	Par (000)	Value

Banks (continued)
2.38%, 06/10/25	$4,245	$4,051,389
3.88%, 09/28/27(b)	965	931,068
3.88%, 06/14/28	480	458,687
5.00%, 10/24/33	50	49,602
Series 37, 2.50%, 11/15/27	932	851,034
Series 40, 0.50%, 05/27/25	5,945	5,513,745
Lloyds Bank PLC, 3.50%, 05/14/25	220	212,439
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26), (1-year CMT + 0.850%)(a)	2,750	2,435,160
2.44%, 02/05/26 (Call 02/05/25), (1-year CMT + 1.000%)(a)	4,602	4,362,811
3.37%, 12/14/46 (Call 09/14/41), (5-year CMT + 1.500%)(a)	3,587	2,090,429
3.51%, 03/18/26 (Call 03/18/25), (1-year CMT + 1.600%)(a)	5,050	4,841,283
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(a)	5,637	5,003,948
3.75%, 01/11/27	6,404	5,888,370
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(a)	5,455	4,970,450
4.34%, 01/09/48	5,954	3,874,307
4.38%, 03/22/28	2,683	2,460,692
4.45%, 05/08/25	6,902	6,705,358
4.50%, 11/04/24	2,615	2,557,889
4.55%, 08/16/28	6,558	6,050,319
4.58%, 12/10/25	5,173	4,921,339
4.65%, 03/24/26	5,639	5,342,946
4.72%, 08/11/26 (Call 08/11/25), (1-year CMT + 1.750%)(a)	3,308	3,206,052
4.98%, 08/11/33 (Call 08/11/32), (1-year CMT + 2.300%)(a)	1,935	1,680,232
5.30%, 12/01/45(b)	3,564	2,794,608
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(a)	2,285	2,209,829
5.99%, 08/07/27 (Call 08/07/26), (1-year CMT + 1.480%)(a)	6,840	6,738,211
7.95%, 11/15/33 (Call 08/15/32), (1-year CMT + 3.750%)(a)	4,270	4,328,254
M&T Bank Corp.
4.55%, 08/16/28 (Call 08/16/27), (1-day SOFR + 1.780%)(a)	2,145	1,951,437
5.05%, 01/27/34 (Call 01/27/33), (1-day SOFR + 1.850%)(a)	2,525	2,112,489
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	2,697	2,559,298
3.40%, 08/17/27	1,940	1,641,162
4.65%, 01/27/26 (Call 12/27/25)	2,195	2,071,668
4.70%, 01/27/28 (Call 12/27/27)	2,645	2,395,120
5.40%, 11/21/25 (Call 10/21/25)	2,155	2,079,985
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25	3,494	3,228,051
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(a)	3,945	3,481,328
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(a)	3,530	3,096,840
2.05%, 07/17/30	2,765	2,112,034
2.19%, 02/25/25	7,534	7,158,685
2.31%, 07/20/32 (Call 07/20/31), (1-year CMT + 0.950%)(a)	6,919	5,166,336

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(a)	$6,040	$5,341,459
2.49%, 10/13/32 (Call 10/13/31), (1-year CMT + 0.970%)(a)	3,134	2,358,182
2.56%, 02/25/30	4,680	3,755,623
2.76%, 09/13/26	3,315	3,028,115
2.85%, 01/19/33 (Call 01/19/32), (1-year CMT + 1.100%)(a)	3,805	2,922,983
3.20%, 07/18/29	7,484	6,375,864
3.29%, 07/25/27	3,717	3,386,763
3.68%, 02/22/27	4,119	3,838,088
3.74%, 03/07/29	5,024	4,500,594
3.75%, 07/18/39	5,875	4,411,443
3.78%, 03/02/25	5,321	5,160,655
3.84%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.125%)(a)	3,125	3,018,603
3.85%, 03/01/26	3,284	3,127,402
3.96%, 03/02/28	5,453	5,049,489
4.05%, 09/11/28	4,216	3,875,526
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(a)	3,395	3,161,880
4.15%, 03/07/39(b)	2,141	1,695,143
4.29%, 07/26/38(b)	2,167	1,752,774
4.32%, 04/19/33 (Call 04/19/32), (1-year CMT + 1.550%)(a)	2,755	2,385,635
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(a)	5,515	5,284,330
5.13%, 07/20/33 (Call 07/20/32), (1-year CMT + 2.125%)(a)	5,825	5,320,802
5.24%, 04/19/29 (Call 04/19/28), (1-year CMT + 1.700%)(a)	2,275	2,186,101
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(a)	4,040	3,909,335
5.41%, 04/19/34 (Call 04/19/33), (1-year CMT + 1.970%)(a)(b)	2,935	2,726,159
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(a)	3,935	3,808,698
5.44%, 02/22/34 (Call 02/22/33), (1-year CMT + 1.630%)(a)	2,660	2,476,239
5.47%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.125%)(a)	3,120	2,914,487
5.48%, 02/22/31 (Call 02/22/30), (1-year CMT + 1.530%)(a)	3,390	3,223,459
5.54%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.500%)(a)	1,695	1,677,764
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(a)	5,375	5,340,817
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26), (1-year CMT + 0.670%)(a)	3,718	3,277,640
1.55%, 07/09/27 (Call 07/09/26), (1-year CMT + 0.750%)(a)	3,543	3,127,460
1.98%, 09/08/31 (Call 09/08/30), (3-mo. SOFR + 1.532%)(a)	2,610	1,937,540
2.17%, 05/22/32 (Call 05/22/31), (1-year CMT + 0.870%)(a)	2,113	1,549,802
2.20%, 07/10/31 (Call 07/10/30), (3-mo. SOFR + 1.772%)(a)	3,995	3,034,665
2.23%, 05/25/26 (Call 05/25/25), (3-mo. SOFR + 1.092%)(a)	3,044	2,856,086

Security	Par (000)	Value

Banks (continued)
2.26%, 07/09/32 (Call 07/09/31), (1-year CMT + 0.900%)(a)	$2,390	$1,757,618
2.56%, 09/13/31	3,730	2,743,753
2.59%, 05/25/31 (Call 05/25/30), (3-mo. SOFR + 1.332%)(a)	2,058	1,613,788
2.65%, 05/22/26 (Call 05/22/25), (1-year CMT + 0.900%)(a)	5,120	4,833,785
2.84%, 09/13/26	2,637	2,412,309
2.87%, 09/13/30 (Call 09/13/29), (3-mo. SOFR + 1.572%)(a)	2,225	1,829,738
3.15%, 07/16/30 (Call 07/16/29), (3-mo. SOFR + 1.392%)(a)	3,043	2,555,163
3.17%, 09/11/27	4,518	4,054,969
3.26%, 05/22/30 (Call 05/22/29), (1-year CMT + 1.250%)(a)	2,020	1,719,715
3.66%, 02/28/27	2,677	2,476,548
4.02%, 03/05/28	5,305	4,890,038
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(a)	3,980	3,620,714
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(a)	2,730	2,645,839
5.67%, 05/27/29 (Call 05/27/28), (1-year CMT + 1.500%)(a)	2,930	2,849,560
5.67%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.400%)(a)	2,805	2,614,293
5.74%, 05/27/31 (Call 05/27/30), (1-year CMT + 1.650%)(a)	2,760	2,628,399
5.75%, 05/27/34 (Call 05/27/33), (1-year CMT + 1.800%)(a)	3,240	3,027,181
5.75%, 07/06/34 (Call 07/06/33), (1-year CMT + 1.900%)(a)	4,185	3,890,350
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(a)	4,920	4,804,567
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25), (1-day SOFR + 0.720%)(a)	10,889	9,689,050
1.51%, 07/20/27 (Call 07/20/26), (1-day SOFR + 0.858%)(a)	10,894	9,562,452
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(a)	5,158	4,580,852
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(a)	7,475	5,408,804
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(a)	14,145	10,253,879
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(a)	12,599	11,849,610
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(a)	9,967	7,354,069
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(a)	9,240	8,187,861
2.48%, 09/16/36 (Call 09/16/31), (1-day SOFR + 1.360%)(a)	14,073	9,977,372
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(a)	10,028	7,500,852
2.63%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.940%)(a)	8,766	8,346,176
2.70%, 01/22/31 (Call 01/22/30), (1-day SOFR + 1.143%)(a)	14,177	11,396,527
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(a)	8,224	4,534,754

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(a)	$7,023	$5,388,059
3.13%, 07/27/26	11,632	10,763,106
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(a)	5,541	3,658,634
3.59%, 07/22/28 (Call 07/22/27)(a)	12,032	10,902,365
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(a)	5,424	4,594,287
3.63%, 01/20/27	11,085	10,296,649
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(a)	11,404	10,277,621
3.88%, 01/27/26	12,852	12,254,636
3.95%, 04/23/27	8,380	7,712,741
3.97%, 07/22/38 (Call 07/22/37)(a)	11,265	8,527,845
4.00%, 07/23/25	8,353	8,084,943
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(a)	6,310	5,884,264
4.30%, 01/27/45	8,609	6,469,597
4.35%, 09/08/26	9,244	8,742,085
4.38%, 01/22/47	8,970	6,695,668
4.43%, 01/23/30 (Call 01/23/29), (3-mo. SOFR + 1.890%)(a)	11,293	10,280,749
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(a)	5,642	4,518,021
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(a)	7,285	7,077,430
4.89%, 07/20/33 (Call 07/20/32), (1-day SOFR + 2.076%)(a)	7,095	6,280,436
5.00%, 11/24/25	9,161	8,950,914
5.05%, 01/28/27 (Call 01/28/26), (1-day SOFR + 1.295%)(a)	4,150	4,050,921
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(a)	6,225	5,928,510
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(a)	10,570	10,049,141
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(a)	10,570	9,523,003
5.30%, 04/20/37 (Call 04/20/32), (1-day SOFR + 2.620%)(a)	5,430	4,715,010
5.42%, 07/21/34 (Call 07/21/33), (1-day SOFR + 1.880%)(a)	3,905	3,563,898
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(a)	3,720	3,576,653
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(a)	7,795	6,966,453
5.95%, 01/19/38 (Call 01/19/33), (5-year CMT + 2.430%)(a)	5,290	4,813,322
6.14%, 10/16/26 (Call 10/16/25), (1-day SOFR + 1.770%)(a)	800	797,904
6.25%, 08/09/26	5,671	5,677,343
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(a)	6,033	6,023,044
6.34%, 10/18/33 (Call 10/18/32), (1-day SOFR + 2.560%)(a)	12,255	12,013,560
6.38%, 07/24/42	8,198	8,118,978
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(a)	2,740	2,737,932
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(a)	4,635	4,628,048
7.25%, 04/01/32	10,434	11,131,728

Security	Par (000)	Value

Banks (continued)
Morgan Stanley Bank NA
4.75%, 04/21/26 (Call 03/21/26)	$7,453	$7,271,566
5.48%, 07/16/25 (Call 06/16/25)	4,370	4,349,517
5.88%, 10/30/26 (Call 09/30/26)	6,250	6,247,239
National Australia Bank Ltd./New York
2.50%, 07/12/26	6,361	5,870,329
3.38%, 01/14/26	4,374	4,166,758
3.50%, 06/09/25	315	304,881
3.91%, 06/09/27	365	342,662
4.90%, 06/13/28	3,685	3,545,990
4.94%, 01/12/28	3,720	3,597,714
4.97%, 01/12/26	2,749	2,715,168
5.13%, 11/22/24	1,085	1,078,620
5.20%, 05/13/25	3,165	3,146,394
National Bank of Canada, 5.25%, 01/17/25	1,435	1,422,794
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26), (1-year CMT + 0.900%)(a)	5,180	4,554,768
3.03%, 11/28/35 (Call 08/28/30), (5-year CMT + 2.350%)(a)	5,103	3,741,122
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(a)	3,782	3,345,612
3.75%, 11/01/29 (Call 11/01/24), (5-year CMT + 2.100%)(a)	2,937	2,803,987
4.45%, 05/08/30 (Call 05/08/29), (3-mo. LIBOR US + 1.871%)(a)	2,574	2,281,668
4.80%, 04/05/26	6,403	6,167,424
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(a)	6,525	6,035,286
5.08%, 01/27/30 (Call 01/27/29), (3-mo. LIBOR US + 1.905%)(a)	8,045	7,384,161
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(a)	3,050	2,916,162
5.81%, 09/13/29 (Call 09/13/28), (1-year CMT + 1.950%)(a)	3,590	3,438,803
5.85%, 03/02/27 (Call 03/02/26), (1-year CMT + 1.350%)(a)	2,145	2,108,571
6.02%, 03/02/34 (Call 03/02/33), (1-year CMT + 2.100%)(a)	1,480	1,377,593
7.47%, 11/10/26 (Call 11/10/25), (1-year CMT + 2.850%)(a)	5,745	5,843,732
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	3,676	2,845,519
3.15%, 05/03/29 (Call 02/03/29)	3,097	2,712,215
3.38%, 05/08/32 (Call 05/08/27), (3-mo. LIBOR US + 1.131%)(a)	5,471	4,811,973
3.65%, 08/03/28 (Call 05/03/28)	560	511,604
3.95%, 10/30/25	4,416	4,261,868
4.00%, 05/10/27 (Call 04/10/27)	5,750	5,401,302
6.13%, 11/02/32 (Call 08/02/32)	2,551	2,457,271
Oesterreichische Kontrollbank AG
0.38%, 09/17/25	2,940	2,688,049
0.50%, 02/02/26	2,080	1,874,306
1.50%, 02/12/25	4,590	4,365,210
2.88%, 05/23/25	915	880,152
3.63%, 09/09/27	950	907,498
4.13%, 01/20/26	1,260	1,231,490
4.25%, 03/01/28	945	916,492
4.63%, 11/03/25	895	884,969
5.00%, 10/23/26	200	199,962

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
PNC Bank NA
2.70%, 10/22/29	$3,197	$2,533,060
2.95%, 02/23/25 (Call 01/24/25)	2,711	2,598,573
3.10%, 10/25/27 (Call 09/25/27)	4,568	4,068,147
3.25%, 06/01/25 (Call 05/02/25)	3,962	3,784,716
3.25%, 01/22/28 (Call 12/23/27)	4,074	3,638,727
3.88%, 04/10/25 (Call 03/10/25)	2,856	2,757,268
4.05%, 07/26/28	6,079	5,410,013
4.20%, 11/01/25 (Call 10/02/25)	2,278	2,183,679
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	3,301	2,899,047
2.20%, 11/01/24 (Call 10/02/24)	2,862	2,752,750
2.31%, 04/23/32 (Call 04/23/31), (1-day SOFR + 0.979%)(a)(b)	3,448	2,576,329
2.55%, 01/22/30 (Call 10/24/29)	8,022	6,357,098
2.60%, 07/23/26 (Call 05/23/26)	3,136	2,881,806
3.15%, 05/19/27 (Call 04/19/27)(b)	3,217	2,906,852
3.45%, 04/23/29 (Call 01/23/29)	6,440	5,562,201
4.63%, 06/06/33 (Call 06/06/32), (1-day SOFR + 1.850%)(a)	1,042	868,663
4.76%, 01/26/27 (Call 01/26/26), (1-day SOFR + 1.085%)(a)	5,065	4,872,760
5.07%, 01/24/34 (Call 01/24/33), (1-day SOFR + 1.933%)(a)	7,425	6,528,412
5.35%, 12/02/28 (Call 12/02/27), (1-day SOFR + 1.620%)(a)	3,830	3,660,685
5.58%, 06/12/29 (Call 06/12/28), (1-day SOFR + 1.841%)(a)	3,610	3,456,047
5.81%, 06/12/26 (Call 06/12/25), (1-day SOFR + 1.322%)(a)	3,190	3,147,755
5.94%, 08/18/34 (Call 08/18/33), (1-day SOFR + 1.946%)(a)	4,165	3,880,106
6.04%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.140%)(a)	4,160	3,917,029
6.62%, 10/20/27 (Call 10/20/26), (1-day SOFR + 1.730%)(a)	3,650	3,659,317
6.88%, 10/20/34 (Call 10/20/33), (1-day SOFR + 2.284%)(a)	1,960	1,958,814
Regions Bank/Birmingham AL, 6.45%, 06/26/37	2,300	2,022,125
Regions Financial Corp.
1.80%, 08/12/28 (Call 06/12/28)	920	717,766
2.25%, 05/18/25 (Call 04/18/25)	2,705	2,483,631
7.38%, 12/10/37	1,803	1,728,489
Royal Bank of Canada
0.88%, 01/20/26	3,679	3,296,560
1.15%, 06/10/25	5,226	4,855,679
1.15%, 07/14/26	4,632	4,081,492
1.20%, 04/27/26	6,740	6,010,579
1.40%, 11/02/26	4,723	4,144,017
1.60%, 01/21/25	1,450	1,378,763
2.05%, 01/21/27	1,265	1,119,867
2.25%, 11/01/24	7,540	7,271,581
2.30%, 11/03/31	5,350	4,031,666
3.38%, 04/14/25	1,930	1,862,345
3.63%, 05/04/27	3,814	3,529,526
3.88%, 05/04/32	2,220	1,865,436
4.24%, 08/03/27	5,474	5,140,125
4.65%, 01/27/26	6,017	5,831,284
4.88%, 01/12/26	4,360	4,266,297
4.90%, 01/12/28	3,485	3,344,036

Security	Par (000)	Value

Banks (continued)
4.95%, 04/25/25	$3,325	$3,275,349
5.00%, 02/01/33	6,365	5,754,307
5.00%, 05/02/33	3,310	2,979,920
5.20%, 07/20/26	4,065	3,998,667
5.20%, 08/01/28	3,270	3,151,547
6.00%, 11/01/27	2,825	2,824,578
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (1-day SOFR + 1.249%)(a)	3,580	3,082,869
3.24%, 10/05/26 (Call 08/05/26)	3,824	3,432,626
3.45%, 06/02/25 (Call 05/02/25)	4,004	3,785,473
4.40%, 07/13/27 (Call 04/14/27)(b)	3,888	3,570,327
4.50%, 07/17/25 (Call 04/17/25)	4,156	3,989,363
5.81%, 09/09/26 (Call 09/09/25), (1-day SOFR + 2.328%)(a)	2,015	1,969,893
6.50%, 03/09/29 (Call 03/09/28), (1-day SOFR + 2.356%)(a)	3,255	3,148,046
6.57%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.700%)(a)	1,395	1,345,804
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25), (1-year CMT + 1.250%)(a)	4,122	3,731,140
1.67%, 06/14/27 (Call 06/14/26), (1-day SOFR + 0.989%)(a)	5,202	4,533,389
2.47%, 01/11/28 (Call 01/11/27), (1-day SOFR + 1.220%)(a)	3,273	2,829,044
2.90%, 03/15/32 (Call 03/15/31), (1-day SOFR + 1.475%)(a)	970	736,041
3.82%, 11/03/28 (Call 11/03/27), (3-mo. LIBOR US + 1.400%)(a)	4,651	4,093,270
6.53%, 01/10/29 (Call 01/10/28), (1-day SOFR + 2.600%)(a)	3,630	3,550,802
6.83%, 11/21/26 (Call 11/21/25), (1-day SOFR + 2.749%)(a)	2,190	2,187,101
State Street Corp.
1.68%, 11/18/27 (Call 11/18/26), (1-day SOFR + 0.560%)(a)	1,130	1,002,211
1.75%, 02/06/26 (Call 02/06/25), (1-day SOFR + 0.441%)(a)(b)	1,725	1,629,862
2.20%, 02/07/28 (Call 02/07/27), (1-day SOFR + 0.730%)(a)	1,845	1,630,227
2.20%, 03/03/31	2,880	2,155,318
2.35%, 11/01/25 (Call 11/01/24), (1-day SOFR + 0.940%)(a)	3,734	3,585,393
2.40%, 01/24/30	3,288	2,678,902
2.62%, 02/07/33 (Call 02/07/32), (1-day SOFR + 1.002%)(a)	2,975	2,254,061
2.65%, 05/19/26	3,551	3,303,772
2.90%, 03/30/26 (Call 03/30/25), (1-day SOFR + 2.600%)(a)	2,419	2,306,466
3.03%, 11/01/34 (Call 11/01/29), (1-day SOFR + 1.490%)(a)	2,455	2,029,363
3.15%, 03/30/31 (Call 03/30/30), (1-day SOFR + 2.650%)(a)	1,971	1,646,608
3.30%, 12/16/24	4,302	4,181,968
3.55%, 08/18/25	4,362	4,190,553
4.14%, 12/03/29 (Call 12/03/28), (3-mo. SOFR + 1.292%)(a)	1,748	1,614,429
4.16%, 08/04/33 (Call 08/04/32), (1-day SOFR + 1.726%)(a)(b)	2,660	2,250,737

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.42%, 05/13/33 (Call 05/13/32), (1-day SOFR + 1.605%)(a)	$1,835	$1,604,035
4.82%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.567%)(a)	2,125	1,881,495
4.86%, 01/26/26 (Call 01/26/25), (1-day SOFR + 0.604%)(a)	1,245	1,223,623
5.10%, 05/18/26 (Call 05/18/25), (1-day SOFR + 1.130%)(a)	1,745	1,719,488
5.16%, 05/18/34 (Call 05/18/33), (1-day SOFR + 1.890%)(a)	2,655	2,402,352
5.27%, 08/03/26 (Call 07/03/26)	4,795	4,716,263
5.75%, 11/04/26 (Call 11/04/25), (1-day SOFR + 1.353%)(a)	1,955	1,942,791
5.82%, 11/04/28 (Call 11/04/27), (1-day SOFR + 1.715%)(a)	1,700	1,680,923
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25	3,800	3,652,451
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	1,850	1,656,374
1.40%, 09/17/26	8,950	7,851,859
1.47%, 07/08/25	2,774	2,568,692
1.71%, 01/12/31	2,495	1,816,523
1.90%, 09/17/28	7,660	6,264,236
2.13%, 07/08/30	5,385	4,123,792
2.14%, 09/23/30	2,946	2,233,025
2.17%, 01/14/27	1,739	1,539,848
2.22%, 09/17/31	2,895	2,144,631
2.30%, 01/12/41	840	490,904
2.35%, 01/15/25	2,519	2,408,857
2.47%, 01/14/29	1,555	1,293,187
2.63%, 07/14/26	8,863	8,110,539
2.72%, 09/27/29	1,446	1,190,097
2.75%, 01/15/30	5,305	4,306,765
2.93%, 09/17/41	3,730	2,334,566
3.01%, 10/19/26	5,658	5,191,445
3.04%, 07/16/29	9,295	7,832,382
3.05%, 01/14/42(b)	2,185	1,434,077
3.20%, 09/17/29	1,716	1,455,594
3.35%, 10/18/27	3,779	3,407,243
3.36%, 07/12/27	2,806	2,551,321
3.45%, 01/11/27	3,662	3,381,681
3.54%, 01/17/28	3,726	3,358,508
3.78%, 03/09/26	7,141	6,782,269
3.94%, 07/19/28	3,574	3,246,499
4.31%, 10/16/28	3,362	3,090,107
5.46%, 01/13/26	4,500	4,439,369
5.52%, 01/13/28	6,180	6,017,737
5.71%, 01/13/30	4,820	4,640,426
5.72%, 09/14/28	6,450	6,312,455
5.77%, 01/13/33	5,570	5,285,957
5.78%, 07/13/33	2,300	2,181,518
5.80%, 07/13/28	2,690	2,638,758
5.81%, 09/14/33	6,220	5,886,646
5.85%, 07/13/30	2,730	2,643,623
5.88%, 07/13/26	2,420	2,407,832
6.18%, 07/13/43	360	337,183
Synchrony Bank
5.40%, 08/22/25 (Call 07/22/25)	2,950	2,815,633
5.63%, 08/23/27 (Call 07/23/27)	3,267	2,990,827
Synovus Bank, 5.63%, 02/15/28 (Call 01/15/28)	780	691,149

Security	Par (000)	Value

Banks (continued)
Synovus Financial Corp., 5.20%, 08/11/25 (Call 07/11/25)	$335	$316,853
Toronto-Dominion Bank (The)
0.75%, 09/11/25	3,490	3,179,372
0.75%, 01/06/26	6,910	6,177,011
1.15%, 06/12/25	2,855	2,645,375
1.20%, 06/03/26	6,370	5,641,645
1.25%, 12/13/24	2,763	2,623,565
1.25%, 09/10/26	6,853	6,027,742
1.45%, 01/10/25	3,575	3,396,538
1.95%, 01/12/27	3,310	2,922,682
2.00%, 09/10/31	5,208	3,847,899
2.45%, 01/12/32	4,185	3,151,908
2.80%, 03/10/27	4,325	3,900,708
3.20%, 03/10/32	5,610	4,456,606
3.63%, 09/15/31 (Call 09/15/26), (5-year USD Swap + 2.205%)(a)	6,311	5,798,107
3.77%, 06/06/25	5,325	5,145,588
4.11%, 06/08/27	5,585	5,233,402
4.46%, 06/08/32	2,770	2,414,888
4.69%, 09/15/27	5,820	5,541,431
5.10%, 01/09/26	1,120	1,102,720
5.16%, 01/10/28	4,110	3,961,982
5.52%, 07/17/28	4,585	4,467,760
5.53%, 07/17/26	4,475	4,424,431
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	3,738	3,497,349
2.15%, 12/06/24 (Call 11/05/24)	5,601	5,348,110
2.25%, 03/11/30 (Call 12/11/29)	5,015	3,701,138
2.64%, 09/17/29 (Call 09/17/24), (5-year CMT + 1.150%)(a)	3,015	2,789,147
3.30%, 05/15/26 (Call 04/15/26)	4,374	4,001,871
3.63%, 09/16/25 (Call 08/16/25)	5,764	5,436,157
3.80%, 10/30/26 (Call 09/30/26)	3,126	2,861,387
4.05%, 11/03/25 (Call 09/03/25)	3,095	2,970,435
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	3,712	3,059,837
1.20%, 08/05/25 (Call 07/03/25)	2,704	2,464,897
1.27%, 03/02/27 (Call 03/02/26), (1-day SOFR + 0.609%)(a)	3,166	2,770,626
1.89%, 06/07/29 (Call 06/07/28), (1-day SOFR + 0.862%)(a)	4,350	3,480,081
1.95%, 06/05/30 (Call 03/05/30)	2,320	1,728,868
3.70%, 06/05/25 (Call 05/05/25)	3,834	3,678,277
3.88%, 03/19/29 (Call 02/16/29)	2,911	2,487,683
4.00%, 05/01/25 (Call 03/01/25)	3,112	2,991,400
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(a)	3,295	3,000,225
4.26%, 07/28/26 (Call 07/28/25), (1-day SOFR + 1.456%)(a)	4,196	4,018,291
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(a)	3,800	3,507,965
4.92%, 07/28/33 (Call 07/28/32), (1-day SOFR + 2.240%)(a)	5,250	4,295,526
5.12%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.852%)(a)	2,355	2,022,787
5.87%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.361%)(a)	2,805	2,552,779
5.90%, 10/28/26 (Call 10/28/25), (1-day SOFR + 1.626%)(a)	4,355	4,265,655

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.05%, 06/08/27 (Call 06/08/26), (1-day SOFR + 2.050%)(a)	$2,630	$2,574,412
6.12%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.300%)(a)	4,688	4,340,244
7.16%, 10/30/29 (Call 10/30/28), (1-day SOFR + 2.446%)(a)	980	985,664
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	3,106	2,206,933
1.45%, 05/12/25 (Call 04/11/25)	5,371	5,006,351
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(a)	3,790	3,299,751
2.49%, 11/03/36 (Call 11/03/31), (5-year CMT + 0.950%)(a)	6,655	4,553,104
2.68%, 01/27/33 (Call 01/27/32), (1-day SOFR + 1.020%)(a)	5,673	4,159,704
3.00%, 07/30/29 (Call 04/30/29)(b)	2,938	2,399,355
3.10%, 04/27/26 (Call 03/27/26)(b)	3,911	3,601,510
3.90%, 04/26/28 (Call 03/24/28)	4,329	3,934,975
3.95%, 11/17/25 (Call 10/17/25)	3,415	3,268,160
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(a)	6,510	6,040,454
4.65%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.230%)(a)	4,615	4,258,300
4.84%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.600%)(a)	4,745	4,055,108
4.97%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.110%)(a)	6,425	5,390,293
5.73%, 10/21/26 (Call 10/21/25), (1-day SOFR + 1.430%)(a)	5,200	5,122,323
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(a)	2,215	2,130,209
5.84%, 06/12/34 (Call 06/10/33), (1-day SOFR + 2.260%)(a)	2,330	2,148,826
5.85%, 10/21/33 (Call 10/21/32), (1-day SOFR + 2.090%)(a)	4,985	4,580,222
6.79%, 10/26/27 (Call 10/26/26), (1-day SOFR + 1.880%)(a)(b)	1,450	1,460,054
Series V, 2.38%, 07/22/26 (Call 06/22/26)	5,122	4,634,891
Series X, 3.15%, 04/27/27 (Call 03/27/27)	4,962	4,476,569
U.S. Bank NA/Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	3,498	3,329,795
2.80%, 01/27/25 (Call 12/27/24)	3,727	3,575,746
UBS AG
5.65%, 09/11/28	3,090	3,023,000
5.80%, 09/11/25	2,970	2,954,477
UBS Group AG
3.75%, 03/26/25	9,474	9,121,250
4.55%, 04/17/26	7,839	7,490,882
4.88%, 05/15/45	7,742	6,165,437
Wachovia Corp.
5.50%, 08/01/35	7,896	7,027,720
7.57%, 08/01/26(d)	355	367,304
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)(b)	1,685	1,401,586
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25), (3-mo. SOFR + 1.012%)(a)	12,218	11,558,199
2.19%, 04/30/26 (Call 04/30/25), (1-day SOFR + 2.000%)(a)	9,076	8,537,943
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(a)	9,661	8,420,839

Security	Par (000)	Value

Banks (continued)
2.57%, 02/11/31 (Call 02/11/30), (3-mo. SOFR + 1.262%)(a)	$11,398	$9,033,744
2.88%, 10/30/30 (Call 10/30/29), (3-mo. SOFR + 1.432%)(a)	12,676	10,359,945
3.00%, 02/19/25	9,088	8,744,931
3.00%, 04/22/26	13,765	12,786,458
3.00%, 10/23/26	16,843	15,427,335
3.07%, 04/30/41 (Call 04/30/40), (1-day SOFR + 2.530%)(a)	14,200	9,073,349
3.20%, 06/17/27 (Call 06/17/26), (3-mo. SOFR + 1.432%)(a)	9,748	9,001,602
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(a)	10,055	7,917,477
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(a)	12,135	11,067,694
3.55%, 09/29/25	10,790	10,302,610
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(a)	14,114	12,847,612
3.90%, 05/01/45	8,641	6,001,618
3.91%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(a)	9,700	9,353,263
4.10%, 06/03/26	9,667	9,127,498
4.15%, 01/24/29 (Call 10/24/28)	10,127	9,195,613
4.30%, 07/22/27	7,741	7,219,553
4.40%, 06/14/46	8,157	5,699,013
4.48%, 04/04/31 (Call 04/04/30), (3-mo. SOFR + 4.032%)(a)	7,402	6,575,108
4.54%, 08/15/26 (Call 08/15/25), (1-day SOFR + 1.560%)(a)	4,090	3,963,782
4.61%, 04/25/53 (Call 04/25/52), (1-day SOFR + 2.130%)(a)	12,155	8,955,793
4.65%, 11/04/44	8,118	5,978,938
4.75%, 12/07/46	8,150	5,996,379
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(a)	8,855	8,376,032
4.90%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.100%)(a)	14,715	12,930,771
4.90%, 11/17/45	8,183	6,228,667
5.01%, 04/04/51 (Call 04/04/50), (3-mo. SOFR + 4.502%)(a)	20,951	16,617,620
5.38%, 02/07/35	1,220	1,119,086
5.38%, 11/02/43	7,563	6,213,034
5.39%, 04/24/34 (Call 04/24/33), (1-day SOFR + 2.020%)(a)	10,770	9,750,522
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(a)	13,044	11,947,700
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(a)	10,415	10,030,296
5.61%, 01/15/44	9,548	8,042,348
5.95%, 12/01/86 (Call 12/15/36)	1,691	1,550,972
6.00%, 10/28/25 (Call 04/28/24)	140	138,757
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(a)	6,730	6,674,102
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(a)	7,875	7,739,063
Series B, 7.95%, 11/15/29	1,104	1,169,776
Wells Fargo Bank NA
5.45%, 08/07/26 (Call 07/07/26)	8,130	8,051,481
5.55%, 08/01/25 (Call 07/01/25)	8,150	8,120,806
5.85%, 02/01/37	2,989	2,755,119
5.95%, 08/26/36	3,262	2,995,509

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.60%, 01/15/38	$4,271	$4,187,285
Westpac Banking Corp.
1.02%, 11/18/24	3,585	3,415,256
1.15%, 06/03/26	8,255	7,377,101
1.95%, 11/20/28	5,195	4,340,401
2.15%, 06/03/31	5,165	4,002,939
2.35%, 02/19/25	4,512	4,327,858
2.65%, 01/16/30	3,329	2,782,762
2.67%, 11/15/35 (Call 11/15/30), (5-year CMT + 1.750%)(a)	3,929	2,859,245
2.70%, 08/19/26	4,261	3,940,279
2.85%, 05/13/26	7,720	7,230,138
2.89%, 02/04/30 (Call 02/04/25), (5-year CMT + 1.350%)(a)	6,733	6,372,489
2.96%, 11/16/40	3,606	2,101,859
3.02%, 11/18/36 (Call 11/18/31), (5-year CMT + 1.530%)(a)	5,715	4,128,020
3.13%, 11/18/41	3,969	2,318,276
3.35%, 03/08/27	4,515	4,188,128
3.40%, 01/25/28	4,755	4,360,064
3.74%, 08/26/25	130	125,825
4.04%, 08/26/27	2,056	1,952,544
4.11%, 07/24/34 (Call 07/24/29), (5-year CMT + 2.000%)(a)	4,733	4,024,679
4.32%, 11/23/31 (Call 11/23/26), (5-year USD ICE Swap + 2.236%)(a)	5,918	5,464,415
4.42%, 07/24/39	3,861	2,830,374
5.41%, 08/10/33 (Call 08/10/32), (1-year CMT + 2.680%)(a)	1,525	1,343,445
5.46%, 11/18/27	5,832	5,784,816
Wintrust Financial Corp., 4.85%, 06/06/29	797	688,830
Zions Bancorp. NA, 3.25%, 10/29/29 (Call 07/29/29)	2,071	1,540,582

		4,983,768,867

Beverages — 0.5%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	20,763	18,262,263
4.90%, 02/01/46 (Call 08/01/45)	34,176	28,427,041
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	125	94,566
4.63%, 02/01/44	4,778	3,870,327
4.70%, 02/01/36 (Call 08/01/35)	3,551	3,117,415
4.90%, 02/01/46 (Call 08/01/45)	5,334	4,417,677
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)	3,921	3,443,803
3.65%, 02/01/26 (Call 11/01/25)	13,599	13,066,100
3.75%, 07/15/42	335	248,525
4.00%, 04/13/28 (Call 01/13/28)	10,395	9,765,816
4.35%, 06/01/40 (Call 12/01/39)	5,774	4,663,824
4.38%, 04/15/38 (Call 10/15/37)	4,523	3,737,397
4.44%, 10/06/48 (Call 04/06/48)	7,290	5,631,716
4.50%, 06/01/50 (Call 12/01/49)	1,695	1,353,325
4.60%, 04/15/48 (Call 10/15/47)	7,585	6,158,325
4.60%, 06/01/60 (Call 12/01/59)	1,110	870,820
4.75%, 01/23/29 (Call 10/23/28)	14,508	13,976,825
4.75%, 04/15/58 (Call 10/15/57)	1,950	1,550,538
4.90%, 01/23/31 (Call 10/23/30)	3,769	3,599,928
4.95%, 01/15/42	5,500	4,721,285
5.45%, 01/23/39 (Call 07/23/38)	8,250	7,605,581

Security	Par (000)	Value

Beverages (continued)
5.55%, 01/23/49 (Call 07/23/48)	$14,915	$13,525,530
5.80%, 01/23/59 (Call 07/23/58)	7,596	7,001,034
5.88%, 06/15/35	1,040	1,042,504
8.00%, 11/15/39	1,600	1,823,810
8.20%, 01/15/39	4,991	5,833,507
Brown-Forman Corp.
3.50%, 04/15/25 (Call 02/15/25)	570	553,147
4.00%, 04/15/38 (Call 10/15/37)	996	791,748
4.50%, 07/15/45 (Call 01/15/45)	1,510	1,207,020
4.75%, 04/15/33 (Call 01/15/33)(b)	2,250	2,085,517
Coca-Cola Co. (The)
1.00%, 03/15/28	3,914	3,284,922
1.38%, 03/15/31	3,100	2,322,011
1.45%, 06/01/27	3,307	2,904,837
1.50%, 03/05/28	2,997	2,576,366
1.65%, 06/01/30	4,519	3,567,597
2.00%, 03/05/31	3,466	2,726,892
2.13%, 09/06/29	5,518	4,645,033
2.25%, 01/05/32	8,785	6,955,053
2.50%, 06/01/40	3,238	2,087,852
2.50%, 03/15/51	5,790	3,194,124
2.60%, 06/01/50	6,664	3,791,834
2.75%, 06/01/60(b)	3,676	2,062,800
2.88%, 05/05/41	3,700	2,491,009
2.90%, 05/25/27	3,862	3,561,163
3.00%, 03/05/51	3,790	2,356,276
3.38%, 03/25/27	4,257	4,018,483
3.45%, 03/25/30	6,173	5,498,991
4.20%, 03/25/50	2,956	2,323,505
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	3,309	3,185,820
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	4,103	2,982,919
2.75%, 01/22/30 (Call 10/22/29)	3,068	2,573,957
5.25%, 11/26/43	2,442	2,137,900
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	640	486,266
2.88%, 05/01/30 (Call 02/01/30)	2,605	2,143,247
3.15%, 08/01/29 (Call 05/01/29)	3,522	3,042,627
3.50%, 05/09/27 (Call 02/09/27)	2,300	2,128,411
3.60%, 02/15/28 (Call 11/15/27)	2,255	2,062,087
3.70%, 12/06/26 (Call 09/06/26)	3,850	3,612,324
3.75%, 05/01/50 (Call 11/01/49)	2,370	1,579,940
4.10%, 02/15/48 (Call 08/15/47)	2,361	1,667,406
4.35%, 05/09/27 (Call 04/09/27)	2,525	2,407,071
4.40%, 11/15/25 (Call 09/15/25)	3,174	3,083,349
4.50%, 05/09/47 (Call 11/09/46)	2,010	1,506,278
4.65%, 11/15/28 (Call 08/15/28)	2,632	2,488,973
4.75%, 11/15/24	3,333	3,291,711
4.75%, 12/01/25	2,607	2,549,112
4.75%, 05/09/32 (Call 02/09/32)	695	624,981
4.90%, 05/01/33 (Call 02/01/33)	3,155	2,848,357
5.00%, 02/02/26 (Call 02/02/24)	650	638,593
5.25%, 11/15/48 (Call 05/15/48)	1,870	1,561,113
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	3,536	3,275,350
2.00%, 04/29/30 (Call 01/29/30)	4,556	3,622,582
2.13%, 04/29/32 (Call 01/29/32)	3,463	2,606,663
2.38%, 10/24/29 (Call 07/24/29)	2,325	1,938,433
3.88%, 05/18/28 (Call 02/18/28)	2,019	1,886,607
3.88%, 04/29/43 (Call 10/29/42)	2,362	1,757,866

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
5.20%, 10/24/25	$3,540	$3,524,726
5.30%, 10/24/27 (Call 09/24/27)	3,795	3,763,143
5.38%, 10/05/26 (Call 09/05/26)	3,000	3,001,641
5.50%, 01/24/33 (Call 10/24/32)	3,280	3,195,092
5.63%, 10/05/33 (Call 07/05/33)	2,400	2,356,002
5.88%, 09/30/36	2,660	2,633,597
Diageo Investment Corp.
4.25%, 05/11/42	972	765,007
7.45%, 04/15/35	1,980	2,199,571
Fomento Economico Mexicano SAB de CV,
3.50%, 01/16/50 (Call 07/16/49)	810	521,874
Keurig Dr Pepper Inc.
2.25%, 03/15/31 (Call 12/15/30)	2,563	1,969,992
2.55%, 09/15/26 (Call 06/15/26)(b)	2,363	2,164,078
3.20%, 05/01/30 (Call 02/01/30)	2,074	1,749,291
3.35%, 03/15/51 (Call 09/15/50)	3,215	1,929,596
3.40%, 11/15/25 (Call 08/15/25)	3,054	2,913,839
3.43%, 06/15/27 (Call 03/15/27)	2,958	2,732,169
3.80%, 05/01/50 (Call 11/01/49)	2,515	1,668,230
3.95%, 04/15/29 (Call 02/15/29)	4,665	4,246,994
4.05%, 04/15/32 (Call 01/15/32)	3,705	3,184,530
4.42%, 05/25/25 (Call 03/25/25)	1,790	1,750,857
4.42%, 12/15/46 (Call 06/15/46)	2,022	1,480,688
4.50%, 11/15/45 (Call 05/15/45)	3,435	2,596,903
4.50%, 04/15/52 (Call 10/15/51)	3,230	2,388,449
4.60%, 05/25/28 (Call 02/25/28)	1,470	1,398,734
5.09%, 05/25/48 (Call 11/25/47)	50	40,998
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	5,771	5,356,377
4.20%, 07/15/46 (Call 01/15/46)	6,922	4,906,737
5.00%, 05/01/42	4,367	3,573,606
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)	3,160	2,375,429
1.63%, 05/01/30 (Call 02/01/30)	4,363	3,431,514
1.95%, 10/21/31 (Call 07/21/31)	5,055	3,883,138
2.25%, 03/19/25 (Call 02/19/25)	8,831	8,460,008
2.38%, 10/06/26 (Call 07/06/26)	4,667	4,321,949
2.63%, 03/19/27 (Call 01/19/27)	3,178	2,913,801
2.63%, 07/29/29 (Call 04/29/29)	4,328	3,743,206
2.63%, 10/21/41 (Call 04/21/41)	4,555	2,911,791
2.75%, 04/30/25 (Call 01/30/25)	3,156	3,034,398
2.75%, 03/19/30 (Call 12/19/29)	6,038	5,143,131
2.75%, 10/21/51 (Call 04/21/51)	4,145	2,402,546
2.85%, 02/24/26 (Call 11/24/25)	3,869	3,663,963
2.88%, 10/15/49 (Call 04/15/49)	4,657	2,829,645
3.00%, 10/15/27 (Call 07/15/27)	5,501	5,071,579
3.38%, 07/29/49 (Call 01/29/49)	2,770	1,864,492
3.45%, 10/06/46 (Call 04/06/46)	4,809	3,333,474
3.50%, 07/17/25 (Call 04/17/25)	3,806	3,688,375
3.50%, 03/19/40 (Call 09/19/39)	435	324,140
3.60%, 02/18/28 (Call 01/18/28)	3,625	3,393,981
3.60%, 08/13/42	1,180	871,003
3.63%, 03/19/50 (Call 09/19/49)	4,674	3,261,904
3.88%, 03/19/60 (Call 09/19/59)	355	250,198
3.90%, 07/18/32 (Call 04/18/32)	5,235	4,638,911
4.00%, 03/05/42	795	614,670
4.00%, 05/02/47 (Call 11/02/46)	1,255	964,102
4.20%, 07/18/52 (Call 01/18/52)	2,805	2,166,764
4.25%, 10/22/44 (Call 04/22/44)	530	414,121
4.45%, 05/15/28 (Call 04/15/28)(b)	2,925	2,851,595
4.45%, 02/15/33 (Call 11/15/32)(b)	2,940	2,747,723

Security	Par (000)	Value

Beverages (continued)
4.45%, 04/14/46 (Call 10/14/45)	$1,665	$1,356,509
4.55%, 02/13/26 (Call 01/13/26)	2,721	2,682,632
4.65%, 02/15/53 (Call 08/15/52)	2,910	2,438,670
4.88%, 11/01/40	1,280	1,133,715
5.50%, 01/15/40	150	142,540
7.00%, 03/01/29	2,545	2,713,524

		460,557,467

Biotechnology — 0.4%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	7,643	6,346,143
1.90%, 02/21/25 (Call 01/21/25)	2,977	2,838,394
2.00%, 01/15/32 (Call 10/15/31)	5,025	3,713,557
2.20%, 02/21/27 (Call 12/21/26)	2,927	2,623,048
2.30%, 02/25/31 (Call 11/25/30)	6,236	4,872,573
2.45%, 02/21/30 (Call 11/21/29)	3,522	2,874,835
2.60%, 08/19/26 (Call 05/19/26)(b)	6,355	5,852,979
2.77%, 09/01/53 (Call 03/01/53)	5,405	2,812,634
2.80%, 08/15/41 (Call 02/15/41)	6,355	3,928,316
3.00%, 02/22/29 (Call 12/22/28)	1,110	974,563
3.00%, 01/15/52 (Call 07/15/51)(b)	6,742	3,823,131
3.13%, 05/01/25 (Call 02/01/25)	5,689	5,472,002
3.15%, 02/21/40 (Call 08/21/39)	7,352	4,916,264
3.20%, 11/02/27 (Call 08/02/27)	3,732	3,405,732
3.35%, 02/22/32 (Call 11/22/31)	2,826	2,325,998
3.38%, 02/21/50 (Call 08/21/49)	7,565	4,668,334
4.05%, 08/18/29 (Call 06/18/29)	6,305	5,764,175
4.20%, 03/01/33 (Call 12/01/32)	3,970	3,421,450
4.20%, 02/22/52 (Call 08/22/51)	3,299	2,316,800
4.40%, 05/01/45 (Call 11/01/44)	8,329	6,251,718
4.40%, 02/22/62 (Call 08/22/61)	3,756	2,599,347
4.56%, 06/15/48 (Call 12/15/47)	6,754	5,114,665
4.66%, 06/15/51 (Call 12/15/50)	11,400	8,668,677
4.88%, 03/01/53 (Call 09/01/52)	3,285	2,567,605
4.95%, 10/01/41	3,837	3,164,866
5.15%, 03/02/28 (Call 02/02/28)	13,830	13,497,048
5.15%, 11/15/41 (Call 05/15/41)	3,480	2,947,591
5.25%, 03/02/25	10,310	10,229,482
5.25%, 03/02/30 (Call 01/02/30)	12,180	11,695,036
5.25%, 03/02/33 (Call 12/02/32)	15,495	14,454,430
5.51%, 03/02/26 (Call 03/02/24)	410	407,709
5.60%, 03/02/43 (Call 09/02/42)	11,745	10,469,973
5.65%, 06/15/42 (Call 12/15/41)	1,160	1,040,225
5.65%, 03/02/53 (Call 09/02/52)	13,335	11,723,050
5.75%, 03/15/40	320	290,827
5.75%, 03/02/63 (Call 09/02/62)	8,575	7,422,226
6.38%, 06/01/37	1,265	1,253,737
6.40%, 02/01/39	2,865	2,832,454
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	3,275	3,178,300
5.25%, 06/23/45 (Call 12/23/44)	1,958	1,674,656
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	6,885	5,404,450
3.15%, 05/01/50 (Call 11/01/49)	7,746	4,457,751
3.25%, 02/15/51 (Call 08/15/50)	4,541	2,661,640
4.05%, 09/15/25 (Call 06/15/25)	7,834	7,560,209
5.20%, 09/15/45 (Call 03/15/45)	982	817,644
Bio-Rad Laboratories Inc.
3.30%, 03/15/27 (Call 02/15/27)	1,896	1,729,796
3.70%, 03/15/32 (Call 12/15/31)	3,275	2,629,808
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	3,907	3,301,032

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
1.65%, 10/01/30 (Call 07/01/30)	$3,748	$2,862,462
2.60%, 10/01/40 (Call 04/01/40)	4,156	2,597,716
2.80%, 10/01/50 (Call 04/01/50)	6,335	3,570,860
2.95%, 03/01/27 (Call 12/01/26)	5,859	5,369,155
3.50%, 02/01/25 (Call 11/01/24)	3,191	3,100,835
3.65%, 03/01/26 (Call 12/01/25)	8,888	8,484,309
4.00%, 09/01/36 (Call 03/01/36)	3,603	2,933,293
4.15%, 03/01/47 (Call 09/01/46)	7,610	5,606,663
4.50%, 02/01/45 (Call 08/01/44)	5,495	4,295,996
4.60%, 09/01/35 (Call 03/01/35)	4,553	3,997,162
4.75%, 03/01/46 (Call 09/01/45)	8,853	7,141,922
4.80%, 04/01/44 (Call 10/01/43)	4,631	3,801,359
5.25%, 10/15/33 (Call 07/15/33)	2,535	2,401,298
5.55%, 10/15/53 (Call 04/15/53)	1,830	1,653,360
5.65%, 12/01/41 (Call 06/01/41)	3,767	3,479,516
Illumina Inc.
2.55%, 03/23/31 (Call 12/23/30)	645	491,101
5.75%, 12/13/27 (Call 11/13/27)	2,815	2,747,899
5.80%, 12/12/25 (Call 11/12/25)	3,210	3,176,858
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	5,472	4,120,574
2.80%, 09/15/50 (Call 03/15/50)	3,513	1,889,782
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)	2,809	2,562,131
1.75%, 09/02/27 (Call 07/02/27)	4,016	3,417,370
2.15%, 09/02/31 (Call 06/02/31)	2,599	1,907,744
2.20%, 09/02/30 (Call 06/02/30)	3,259	2,484,956
3.30%, 09/02/40 (Call 03/02/40)	3,417	2,158,535
3.35%, 09/02/51 (Call 03/02/51)	2,820	1,557,745
3.55%, 09/02/50 (Call 03/02/50)	4,052	2,362,178

		313,169,659

Building Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	1,791	1,705,421
2.49%, 02/15/27 (Call 12/15/26)	1,743	1,560,020
2.70%, 02/15/31 (Call 11/15/30)	3,440	2,715,175
2.72%, 02/15/30 (Call 11/15/29)	8,628	7,027,178
3.38%, 04/05/40 (Call 10/05/39)	6,510	4,384,902
3.58%, 04/05/50 (Call 10/05/49)	7,221	4,535,580
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	2,130	1,621,840
Fortune Brands Home & Security Inc.
3.25%, 09/15/29 (Call 06/15/29)	3,452	2,941,345
4.00%, 06/15/25 (Call 03/15/25)	1,715	1,654,351
4.00%, 03/25/32 (Call 12/25/31)	1,855	1,536,562
4.50%, 03/25/52 (Call 09/25/51)	2,201	1,515,938
Fortune Brands Innovations Inc., 5.88%, 06/01/33 (Call 03/01/33)	1,854	1,726,587
Johnson Controls International PLC
3.90%, 02/14/26 (Call 11/14/25)	2,561	2,453,415
4.50%, 02/15/47 (Call 08/15/46)	2,112	1,605,642
4.63%, 07/02/44 (Call 01/02/44)	2,340	1,809,022
4.95%, 07/02/64 (Call 01/02/64)(d)	1,802	1,359,190
5.13%, 09/14/45 (Call 03/14/45)	377	310,724
6.00%, 01/15/36	629	614,588
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75%, 09/15/30 (Call 06/15/30)	2,755	2,095,108
2.00%, 09/16/31 (Call 06/16/31)	2,005	1,494,278
4.90%, 12/01/32 (Call 09/01/32)	1,620	1,496,118
Lafarge SA, 7.13%, 07/15/36	890	915,904

Security	Par (000)	Value

Building Materials (continued)
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	$1,760	$1,625,916
1.70%, 08/01/27 (Call 06/01/27)	1,353	1,159,262
5.50%, 09/15/28 (Call 08/15/28)	2,000	1,951,470
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	1,820	1,394,782
3.20%, 07/15/51 (Call 01/15/51)	2,940	1,744,756
3.45%, 06/01/27 (Call 03/01/27)	1,453	1,338,451
3.50%, 12/15/27 (Call 09/15/27)	4,014	3,664,050
4.25%, 12/15/47 (Call 06/15/47)	3,155	2,292,781
Series CB, 2.50%, 03/15/30 (Call 12/15/29)	2,816	2,262,238
Masco Corp.
1.50%, 02/15/28 (Call 12/15/27)	2,577	2,141,207
2.00%, 10/01/30 (Call 07/01/30)	2,649	1,986,848
2.00%, 02/15/31 (Call 11/15/30)	990	742,211
3.13%, 02/15/51 (Call 08/15/50)	1,281	722,478
3.50%, 11/15/27 (Call 08/15/27)	1,983	1,792,197
4.50%, 05/15/47 (Call 11/15/46)	1,910	1,372,651
Mohawk Industries Inc.
3.63%, 05/15/30 (Call 02/15/30)(b)	1,700	1,458,485
5.85%, 09/18/28 (Call 08/18/28)	1,825	1,794,503
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	2,818	2,623,702
3.88%, 06/01/30 (Call 03/01/30)	1,285	1,108,415
3.95%, 08/15/29 (Call 05/15/29)	2,603	2,306,760
4.20%, 12/01/24 (Call 09/01/24)	2,621	2,577,625
4.30%, 07/15/47 (Call 01/15/47)	2,386	1,713,572
4.40%, 01/30/48 (Call 07/30/47)	1,829	1,315,672
7.00%, 12/01/36	1,335	1,346,456
Trane Technologies Financing Ltd., 5.25%, 03/03/33 (Call 12/03/32)	575	538,649
Trane Technologies Global Holding Co. Ltd.
3.75%, 08/21/28 (Call 05/21/28)	2,388	2,194,119
4.30%, 02/21/48 (Call 08/21/47)	1,103	810,449
5.75%, 06/15/43	2,312	2,111,990
Trane Technologies Luxembourg Finance SA
3.50%, 03/21/26 (Call 01/21/26)	2,162	2,052,328
3.55%, 11/01/24 (Call 08/01/24)	3,175	3,100,960
3.80%, 03/21/29 (Call 12/21/28)	3,130	2,855,991
4.50%, 03/21/49 (Call 09/21/48)	1,395	1,056,983
4.65%, 11/01/44 (Call 05/01/44)	1,263	979,013
Vulcan Materials Co.
3.50%, 06/01/30 (Call 03/01/30)	3,815	3,257,900
3.90%, 04/01/27 (Call 01/01/27)	1,380	1,286,651
4.50%, 04/01/25 (Call 01/01/25)	1,687	1,654,864
4.50%, 06/15/47 (Call 12/15/46)	3,224	2,469,709
4.70%, 03/01/48 (Call 09/01/47)	1,598	1,249,239
5.80%, 03/01/26 (Call 03/01/24)	200	198,219

		115,332,440

Chemicals — 0.4%
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	3,685	3,414,022
1.85%, 05/15/27 (Call 03/15/27)	5,657	4,997,727
2.05%, 05/15/30 (Call 02/15/30)	3,412	2,747,649
2.70%, 05/15/40 (Call 11/15/39)	2,361	1,530,277
2.80%, 05/15/50 (Call 11/15/49)	4,062	2,395,236
4.80%, 03/03/33 (Call 12/03/32)	3,065	2,869,408
Albemarle Corp.
4.65%, 06/01/27 (Call 05/01/27)	2,020	1,907,114
5.05%, 06/01/32 (Call 03/01/32)(b)	1,020	890,853
5.45%, 12/01/44 (Call 06/01/44)	2,505	2,054,332

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
5.65%, 06/01/52 (Call 12/01/51)	$380	$294,066
Cabot Corp.
4.00%, 07/01/29 (Call 04/01/29)	560	501,006
5.00%, 06/30/32 (Call 03/30/32)	2,345	2,088,698
Celanese U.S. Holdings LLC
1.40%, 08/05/26 (Call 07/05/26)	2,254	1,962,720
6.05%, 03/15/25	4,045	4,033,095
6.17%, 07/15/27 (Call 06/15/27)	8,080	7,885,751
6.33%, 07/15/29 (Call 05/15/29)	1,815	1,748,022
6.35%, 11/15/28 (Call 10/15/28)	3,580	3,495,232
6.38%, 07/15/32 (Call 04/15/32)	3,290	3,091,194
6.55%, 11/15/30 (Call 09/15/30)	3,805	3,656,078
6.70%, 11/15/33 (Call 08/15/33)	2,125	2,017,467
CF Industries Inc.
4.95%, 06/01/43	3,220	2,484,995
5.15%, 03/15/34	3,296	2,925,314
5.38%, 03/15/44	2,492	2,025,261
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)	1,171	907,584
3.60%, 11/15/50 (Call 05/15/50)	1,956	1,235,191
4.25%, 10/01/34 (Call 04/01/34)	2,624	2,211,874
4.38%, 11/15/42 (Call 05/15/42)	6,027	4,477,551
4.63%, 10/01/44 (Call 04/01/44)	2,155	1,624,991
4.80%, 11/30/28 (Call 08/30/28)	1,977	1,889,534
4.80%, 05/15/49 (Call 11/15/48)	2,970	2,254,587
5.25%, 11/15/41 (Call 05/15/41)	5,081	4,293,824
5.55%, 11/30/48 (Call 05/30/48)	3,363	2,845,215
6.30%, 03/15/33 (Call 12/15/32)(b)	865	868,214
6.90%, 05/15/53 (Call 11/15/52)	1,445	1,444,125
7.38%, 11/01/29	3,884	4,115,115
9.40%, 05/15/39	1,992	2,447,518
DuPont de Nemours Inc.
4.49%, 11/15/25 (Call 09/15/25)	9,353	9,115,187
4.73%, 11/15/28 (Call 08/15/28)	9,387	8,971,573
5.32%, 11/15/38 (Call 05/15/38)	6,040	5,399,064
5.42%, 11/15/48 (Call 05/15/48)	7,584	6,578,007
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	5,084	4,915,408
4.50%, 12/01/28 (Call 09/01/28)	933	866,562
4.65%, 10/15/44 (Call 04/15/44)	3,233	2,378,795
4.80%, 09/01/42 (Call 03/01/42)	2,367	1,820,722
5.75%, 03/08/33 (Call 12/08/32)	1,605	1,487,282
Ecolab Inc.
1.30%, 01/30/31 (Call 10/30/30)	3,825	2,817,652
1.65%, 02/01/27 (Call 01/01/27)	1,107	977,607
2.13%, 02/01/32 (Call 11/01/31)	2,740	2,086,186
2.13%, 08/15/50 (Call 02/15/50)	1,068	525,319
2.70%, 11/01/26 (Call 08/01/26)	4,419	4,093,563
2.70%, 12/15/51 (Call 06/15/51)	2,295	1,261,755
2.75%, 08/18/55 (Call 02/18/55)	5,654	3,013,883
3.25%, 12/01/27 (Call 09/01/27)	1,790	1,647,255
3.95%, 12/01/47 (Call 06/01/47)	610	444,243
4.80%, 03/24/30 (Call 12/24/29)	2,673	2,535,054
5.25%, 01/15/28 (Call 12/15/27)	3,070	3,044,963
5.50%, 12/08/41	105	95,716
EIDP Inc.
1.70%, 07/15/25 (Call 06/15/25)	4,845	4,507,575
2.30%, 07/15/30 (Call 04/15/30)(b)	3,282	2,620,901
4.50%, 05/15/26 (Call 04/15/26)	620	601,972
4.80%, 05/15/33 (Call 02/15/33)(b)	300	272,608

Security	Par (000)	Value

Chemicals (continued)
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	$2,098	$1,910,001
3.45%, 10/01/29 (Call 07/01/29)	2,121	1,756,230
4.50%, 10/01/49 (Call 04/01/49)	2,425	1,605,409
5.15%, 05/18/26 (Call 04/18/26)	1,895	1,828,922
5.65%, 05/18/33 (Call 02/18/33)	1,825	1,607,558
6.38%, 05/18/53 (Call 11/18/52)	1,865	1,563,392
Huntsman International LLC
2.95%, 06/15/31 (Call 03/15/31)	2,310	1,754,600
4.50%, 05/01/29 (Call 02/01/29)	3,520	3,148,598
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	2,260	1,467,702
4.45%, 09/26/28 (Call 06/26/28)	1,405	1,285,235
5.00%, 09/26/48 (Call 03/26/48)	2,217	1,605,885
Linde Inc., 4.80%, 12/05/24	915	909,269
Linde Inc./CT
1.10%, 08/10/30 (Call 05/10/30)	4,572	3,486,510
2.00%, 08/10/50 (Call 02/10/50)(b)	1,875	906,318
2.65%, 02/05/25 (Call 11/05/24)	4,975	4,797,135
3.20%, 01/30/26 (Call 10/30/25)	4,179	3,983,496
3.55%, 11/07/42 (Call 05/07/42)	2,092	1,495,495
4.70%, 12/05/25 (Call 11/05/25)	4,665	4,610,631
Lubrizol Corp. (The), 6.50%, 10/01/34	332	362,617
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	4,010	3,053,469
5.25%, 07/15/43	674	541,917
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	465	429,708
LYB International Finance III LLC
1.25%, 10/01/25 (Call 09/01/25)	3,077	2,808,092
2.25%, 10/01/30 (Call 07/01/30)(b)	1,891	1,460,215
3.38%, 10/01/40 (Call 04/01/40)	3,438	2,222,793
3.63%, 04/01/51 (Call 10/01/50)	4,606	2,775,066
3.80%, 10/01/60 (Call 04/01/60)	3,486	2,013,867
4.20%, 10/15/49 (Call 04/15/49)	3,428	2,274,620
4.20%, 05/01/50 (Call 11/01/49)	4,442	2,946,569
5.63%, 05/15/33 (Call 02/15/33)	2,195	2,057,202
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	3,727	2,596,090
Mosaic Co. (The)
4.05%, 11/15/27 (Call 08/15/27)(b)	1,160	1,082,735
4.88%, 11/15/41 (Call 05/15/41)	1,090	833,708
5.45%, 11/15/33 (Call 05/15/33)	1,517	1,386,341
5.63%, 11/15/43 (Call 05/15/43)	923	775,380
NewMarket Corp., 2.70%, 03/18/31 (Call 12/18/30)	1,791	1,372,581
Nutrien Ltd.
2.95%, 05/13/30 (Call 02/13/30)	1,189	978,930
3.00%, 04/01/25 (Call 01/01/25)	3,670	3,513,732
3.95%, 05/13/50 (Call 11/13/49)	1,625	1,096,121
4.00%, 12/15/26 (Call 09/15/26)	2,624	2,484,015
4.13%, 03/15/35 (Call 09/15/34)	2,030	1,642,884
4.20%, 04/01/29 (Call 01/01/29)	2,995	2,748,385
4.90%, 03/27/28 (Call 02/27/28)	1,530	1,466,105
4.90%, 06/01/43 (Call 12/01/42)	2,439	1,925,696
5.00%, 04/01/49 (Call 10/01/48)	2,664	2,077,039
5.25%, 01/15/45 (Call 07/15/44)	1,857	1,524,307
5.63%, 12/01/40	1,021	897,783
5.80%, 03/27/53 (Call 09/27/52)	1,360	1,189,185
5.88%, 12/01/36	1,994	1,849,753
5.90%, 11/07/24	1,852	1,848,210

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
5.95%, 11/07/25	$2,470	$2,470,003
6.13%, 01/15/41 (Call 07/15/40)	305	281,930
PPG Industries Inc.
1.20%, 03/15/26 (Call 02/15/26)	4,295	3,853,821
2.55%, 06/15/30 (Call 03/15/30)	1,147	926,655
2.80%, 08/15/29 (Call 05/15/29)	1,805	1,541,767
3.75%, 03/15/28 (Call 12/15/27)	4,521	4,172,460
Rohm & Haas Co., 7.85%, 07/15/29	2,314	2,478,415
RPM International Inc.
2.95%, 01/15/32 (Call 10/15/31)	1,845	1,407,096
3.75%, 03/15/27 (Call 12/15/26)	2,915	2,709,690
4.25%, 01/15/48 (Call 07/15/47)(b)	1,186	814,567
4.55%, 03/01/29 (Call 12/01/28)	1,729	1,591,381
5.25%, 06/01/45 (Call 12/01/44)	1,320	1,049,840
Sherwin-Williams Co. (The)
2.20%, 03/15/32 (Call 12/15/31)	2,932	2,180,170
2.30%, 05/15/30 (Call 02/15/30)	2,608	2,078,647
2.90%, 03/15/52 (Call 09/15/51)	2,085	1,131,281
2.95%, 08/15/29 (Call 05/15/29)	3,602	3,071,078
3.30%, 05/15/50 (Call 11/15/49)	2,080	1,245,400
3.45%, 08/01/25 (Call 05/01/25)	2,544	2,439,430
3.45%, 06/01/27 (Call 03/01/27)	6,645	6,147,057
3.80%, 08/15/49 (Call 02/15/49)	2,255	1,495,251
3.95%, 01/15/26 (Call 10/15/25)	2,331	2,241,498
4.00%, 12/15/42 (Call 06/15/42)	1,090	781,043
4.25%, 08/08/25	2,560	2,487,081
4.50%, 06/01/47 (Call 12/01/46)	4,893	3,689,641
4.55%, 08/01/45 (Call 02/01/45)	872	655,972
Westlake Corp.
2.88%, 08/15/41 (Call 02/15/41)	1,238	727,277
3.13%, 08/15/51 (Call 02/15/51)	2,600	1,399,877
3.38%, 06/15/30 (Call 03/15/30)	1,865	1,549,821
3.38%, 08/15/61 (Call 02/15/61)	2,389	1,232,308
3.60%, 08/15/26 (Call 05/15/26)	4,149	3,887,569
4.38%, 11/15/47 (Call 05/15/47)	1,685	1,163,063
5.00%, 08/15/46 (Call 02/15/46)	2,810	2,144,582

		324,712,864

Coal — 0.0%
Teck Resources Ltd.
3.90%, 07/15/30 (Call 04/15/30)	265	225,742
5.20%, 03/01/42 (Call 09/01/41)	1,178	920,086
5.40%, 02/01/43 (Call 08/01/42)	473	380,252
6.00%, 08/15/40 (Call 02/15/40)	2,130	1,850,352
6.13%, 10/01/35	1,794	1,665,543
6.25%, 07/15/41 (Call 01/15/41)	1,716	1,524,096

		6,566,071

Commercial Services — 0.3%
American University (The), Series 2019, 3.67%, 04/01/49	1,900	1,325,290
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	6,217	4,728,672
1.70%, 05/15/28 (Call 03/15/28)	4,240	3,640,810
3.38%, 09/15/25 (Call 06/15/25)	5,671	5,468,898
Block Financial LLC
2.50%, 07/15/28 (Call 05/15/28)	2,978	2,511,895
3.88%, 08/15/30 (Call 05/15/30)	2,273	1,928,957
5.25%, 10/01/25 (Call 07/01/25)	1,259	1,234,642
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	1,850	1,112,828

Security	Par (000)	Value

Commercial Services (continued)
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)	$2,713	$1,470,936
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/19)	674	389,948
4.32%, 08/01/45	842	669,078
4.70%, 11/01/2111	1,669	1,219,316
Case Western Reserve University, 5.41%, 06/01/2122 (Call 12/01/21)	1,253	1,029,353
Cintas Corp. No. 2
3.45%, 05/01/25 (Call 04/01/25)	1,915	1,853,457
3.70%, 04/01/27 (Call 01/01/27)	5,807	5,469,823
4.00%, 05/01/32 (Call 02/01/32)(b)	2,465	2,155,991
Claremont Mckenna College, 3.78%, 01/01/2122 (Call 07/01/21)	510	293,728
Duke University
Series 2020, 2.68%, 10/01/44	1,266	804,626
Series 2020, 2.76%, 10/01/50	1,338	780,281
Series 2020, 2.83%, 10/01/55	2,460	1,394,920
Emory University
Series 2020, 2.14%, 09/01/30 (Call 06/01/30)	358	287,279
Series 2020, 2.97%, 09/01/50 (Call 03/01/50)	1,903	1,127,960
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	4,345	3,232,113
2.60%, 12/01/24 (Call 11/01/24)	4,349	4,189,802
2.60%, 12/15/25 (Call 11/15/25)	2,097	1,958,176
3.10%, 05/15/30 (Call 02/15/30)	3,541	2,899,369
5.10%, 12/15/27 (Call 11/15/27)	2,740	2,639,952
5.10%, 06/01/28 (Call 05/01/28)	2,090	1,993,759
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)	1,295	705,010
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	2,902	1,477,034
George Washington University (The) 4.87%, 09/15/45	1,555	1,303,174
Series 2014, 4.30%, 09/15/44	840	648,825
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	3,126	2,354,039
Georgetown University (The)
5.12%, 04/01/53 (Call 10/01/52)	20	17,378
Series 20A, 2.94%, 04/01/50	1,274	740,757
Series A, 5.22%, 10/01/2118 (Call 04/01/18)	906	708,405
Series B, 4.32%, 04/01/49 (Call 10/01/48)	1,403	1,070,430
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	2,952	2,630,824
1.50%, 11/15/24 (Call 10/15/24)	944	897,166
2.15%, 01/15/27 (Call 12/15/26)	3,932	3,455,343
2.65%, 02/15/25 (Call 01/15/25)	2,713	2,586,588
2.90%, 05/15/30 (Call 02/15/30)	3,569	2,859,601
2.90%, 11/15/31 (Call 08/15/31)	3,369	2,575,514
3.20%, 08/15/29 (Call 05/15/29)	5,962	5,008,062
4.15%, 08/15/49 (Call 02/15/49)	2,754	1,782,842
4.45%, 06/01/28 (Call 03/01/28)	2,170	1,997,077
4.80%, 04/01/26 (Call 01/01/26)	4,537	4,380,183
4.95%, 08/15/27 (Call 07/15/27)	1,449	1,375,681
5.30%, 08/15/29 (Call 06/15/29)	1,940	1,818,833
5.40%, 08/15/32 (Call 05/15/32)	3,215	2,913,024
5.95%, 08/15/52 (Call 02/15/52)	3,170	2,670,274

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Howard University, 5.21%, 10/01/52 (Call 10/01/32)	$978	$784,384
Johns Hopkins University
4.71%, 07/01/32 (Call 04/01/32)(b)	1,180	1,116,365
Series 2013, 4.08%, 07/01/53	2,248	1,671,007
Series A, 2.81%, 01/01/60 (Call 07/01/59)(b)	1,160	636,382
Leland Stanford Junior University (The)
1.29%, 06/01/27 (Call 04/01/27)	1,280	1,114,063
2.41%, 06/01/50 (Call 12/01/49)	1,725	941,728
3.65%, 05/01/48 (Call 11/01/47)	2,731	1,973,626
Massachusetts Institute of Technology
3.07%, 04/01/52 (Call 10/01/51)	1,013	629,547
3.89%, 07/01/2116	538	346,516
3.96%, 07/01/38	769	636,234
4.68%, 07/01/2114	2,428	1,887,373
5.60%, 07/01/2111	2,890	2,709,013
Series F, 2.99%, 07/01/50 (Call 01/01/50)	2,586	1,617,996
Series G, 2.29%, 07/01/51 (Call 01/01/51)(b)	1,524	801,183
Moody’s Corp.
2.00%, 08/19/31 (Call 05/19/31)	3,342	2,520,511
2.75%, 08/19/41 (Call 02/19/41)	2,830	1,750,819
3.10%, 11/29/61 (Call 05/29/61)	2,645	1,437,484
3.25%, 01/15/28 (Call 10/15/27)	2,939	2,671,031
3.25%, 05/20/50 (Call 11/20/49)	1,893	1,144,268
3.75%, 03/24/25 (Call 02/24/25)	1,070	1,039,147
3.75%, 02/25/52 (Call 08/25/51)	1,340	893,219
4.25%, 02/01/29 (Call 11/01/28)	2,886	2,684,908
4.25%, 08/08/32 (Call 05/08/32)	2,235	1,970,596
4.88%, 12/17/48 (Call 06/17/48)	2,260	1,818,516
5.25%, 07/15/44	1,481	1,275,086
Northeastern University, Series 2020, 2.89%, 10/01/50(b)	1,541	895,400
Northwestern University
4.64%, 12/01/44	1,130	974,581
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	1,419	962,883
Series 2020, 2.64%, 12/01/50 (Call 06/01/50)	2,619	1,500,924
PayPal Holdings Inc.
1.65%, 06/01/25 (Call 05/01/25)	5,459	5,122,862
2.30%, 06/01/30 (Call 03/01/30)	4,664	3,732,865
2.65%, 10/01/26 (Call 08/01/26)	5,336	4,915,182
2.85%, 10/01/29 (Call 07/01/29)	6,689	5,689,182
3.25%, 06/01/50 (Call 12/01/49)(b)	4,162	2,558,119
3.90%, 06/01/27 (Call 05/01/27)(b)	710	674,022
4.40%, 06/01/32 (Call 03/01/32)(b)	4,045	3,622,680
5.05%, 06/01/52 (Call 12/01/51)(b)	3,895	3,286,205
5.25%, 06/01/62 (Call 12/01/61)(b)	2,445	2,023,395
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)(b)	2,294	1,286,596
3.15%, 07/15/46 (Call 01/15/46)	1,440	960,785
3.30%, 07/15/56 (Call 01/15/56)	1,846	1,173,040
3.75%, 11/15/52 (Call 05/15/52)	230	165,203
4.88%, 10/15/40	745	664,496
Quanta Services Inc.
0.95%, 10/01/24 (Call 12/01/23)	2,695	2,567,899
2.35%, 01/15/32 (Call 10/15/31)	2,051	1,475,489
2.90%, 10/01/30 (Call 07/01/30)	3,446	2,711,641
3.05%, 10/01/41 (Call 04/01/41)	2,185	1,308,580
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)	2,309	1,933,585

Security	Par (000)	Value

Commercial Services (continued)
4.00%, 03/18/29 (Call 12/18/28)	$6,072	$5,591,334
4.75%, 05/20/32 (Call 02/20/32)	570	522,630
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	4,059	2,224,867
S&P Global Inc.
1.25%, 08/15/30 (Call 05/15/30)	3,708	2,757,166
2.30%, 08/15/60 (Call 02/15/60)(b)	3,285	1,522,662
2.45%, 03/01/27 (Call 02/01/27)	2,550	2,307,047
2.50%, 12/01/29 (Call 09/01/29)	3,887	3,251,799
2.70%, 03/01/29 (Call 01/01/29)	4,170	3,611,177
2.90%, 03/01/32 (Call 12/01/31)	2,831	2,271,041
2.95%, 01/22/27 (Call 10/22/26)	3,586	3,305,511
3.25%, 12/01/49 (Call 06/01/49)	4,393	2,736,200
3.70%, 03/01/52 (Call 09/01/51)	2,320	1,567,635
3.90%, 03/01/62 (Call 09/01/61)	969	652,491
4.25%, 05/01/29 (Call 02/01/29)	5,295	4,927,903
4.75%, 08/01/28 (Call 05/01/28)	4,870	4,702,978
5.25%, 09/15/33 (Call 06/15/33)(e)	535	505,601
Thomas Jefferson University, 3.85%, 11/01/57 (Call 05/01/57)	2,161	1,346,350
Triton Container International Ltd./TAL International Container Corp., 3.25%, 03/15/32 (Call 12/15/31)	2,054	1,486,538
Trustees of Boston College, 3.13%, 07/01/52	1,563	973,298
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	1,602	1,207,624
Trustees of Princeton University (The)
4.20%, 03/01/52 (Call 09/01/51)	1,070	838,026
5.70%, 03/01/39(b)	2,370	2,353,664
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)(b)	2,242	1,294,671
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/18)	2,233	1,321,549
4.67%, 09/01/2112	70	53,811
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)	1,183	636,037
UL Solutions Inc., 6.50%, 10/20/28 (Call 09/20/28)(e)	1,000	990,956
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)	885	547,680
4.00%, 10/01/53 (Call 04/01/53)	1,889	1,417,013
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	1,327	910,775
Series C, 2.55%, 04/01/50 (Call 10/01/49)(b)	1,581	921,139
University of Miami, 4.06%, 04/01/52	687	489,147
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	1,920	1,352,346
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	1,909	1,308,914
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	1,435	828,230
3.03%, 10/01/39	3,214	2,326,399
4.98%, 10/01/53 (Call 04/01/53)	1,155	999,786
5.25%, 10/01/2111	748	630,619
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	1,918	1,426,804
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	1,675	997,973
Series A, 3.23%, 10/01/2120 (Call 04/01/20)	1,359	700,662
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	2,146	1,363,212
4.00%, 06/15/25 (Call 03/15/25)	1,618	1,566,958
4.13%, 03/15/29 (Call 12/15/28)	2,448	2,242,262

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
5.50%, 06/15/45 (Call 12/15/44)	$1,545	$1,308,057
5.75%, 04/01/33 (Call 01/01/33)	2,520	2,414,509
Washington University (The)
3.52%, 04/15/54 (Call 10/15/53)	3,201	2,170,728
4.35%, 04/15/2122 (Call 10/15/21)	1,029	722,274
William Marsh Rice University
3.57%, 05/15/45	985	712,968
3.77%, 05/15/55	1,465	1,059,752
Yale University
Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	2,967	2,776,482
Series 2020, 1.48%, 04/15/30 (Call 01/15/30)	1,179	926,575
Series 2020, 2.40%, 04/15/50 (Call 10/15/49)(b)	1,078	591,525

		277,737,894

Computers — 0.6%
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	2,821	2,216,536
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	5,698	5,245,031
0.70%, 02/08/26 (Call 01/08/26)	7,560	6,827,448
1.13%, 05/11/25 (Call 04/11/25)	8,421	7,901,723
1.20%, 02/08/28 (Call 12/08/27)	6,317	5,359,571
1.25%, 08/20/30 (Call 05/20/30)	6,902	5,299,159
1.40%, 08/05/28 (Call 06/05/28)	7,495	6,311,127
1.65%, 05/11/30 (Call 02/11/30)	7,783	6,208,339
1.65%, 02/08/31 (Call 11/08/30)	5,140	3,997,761
1.70%, 08/05/31 (Call 05/05/31)	6,170	4,746,188
2.05%, 09/11/26 (Call 07/11/26)	8,812	8,075,797
2.20%, 09/11/29 (Call 06/11/29)	5,105	4,320,483
2.38%, 02/08/41 (Call 08/08/40)	3,290	2,100,103
2.40%, 08/20/50 (Call 02/20/50)	2,791	1,553,060
2.45%, 08/04/26 (Call 05/04/26)	10,641	9,883,217
2.50%, 02/09/25	6,257	6,040,590
2.55%, 08/20/60 (Call 02/20/60)(b)	11,082	6,073,955
2.65%, 05/11/50 (Call 11/11/49)	8,566	4,956,087
2.65%, 02/08/51 (Call 08/08/50)	7,930	4,552,482
2.70%, 08/05/51 (Call 02/05/51)	8,464	4,889,430
2.75%, 01/13/25 (Call 11/13/24)	2,733	2,650,062
2.80%, 02/08/61 (Call 08/08/60)	4,025	2,222,175
2.85%, 08/05/61 (Call 02/05/61)	3,495	1,937,888
2.90%, 09/12/27 (Call 06/12/27)	7,596	6,987,341
2.95%, 09/11/49 (Call 03/11/49)	7,468	4,648,916
3.00%, 06/20/27 (Call 03/20/27)	5,840	5,417,790
3.00%, 11/13/27 (Call 08/13/27)	7,207	6,627,542
3.20%, 05/13/25	9,290	8,999,794
3.20%, 05/11/27 (Call 02/11/27)	7,327	6,846,299
3.25%, 02/23/26 (Call 11/23/25)	13,233	12,664,031
3.25%, 08/08/29 (Call 06/08/29)(b)	6,815	6,149,529
3.35%, 02/09/27 (Call 11/09/26)	9,955	9,386,072
3.35%, 08/08/32 (Call 05/08/32)(b)	7,010	6,017,379
3.45%, 02/09/45	9,261	6,616,240
3.75%, 09/12/47 (Call 03/12/47)	4,939	3,610,325
3.75%, 11/13/47 (Call 05/13/47)	6,202	4,546,257
3.85%, 05/04/43	11,278	8,716,415
3.85%, 08/04/46 (Call 02/04/46)	8,449	6,333,421
3.95%, 08/08/52 (Call 02/08/52)	7,460	5,527,973
4.00%, 05/10/28 (Call 04/10/28)	2,810	2,676,288
4.10%, 08/08/62 (Call 02/08/62)	4,955	3,630,028
4.15%, 05/10/30 (Call 03/10/30)	2,850	2,679,021
4.25%, 02/09/47 (Call 08/09/46)	3,576	2,888,417

Security	Par (000)	Value

Computers (continued)
4.30%, 05/10/33 (Call 02/10/33)(b)	$3,090	$2,856,350
4.38%, 05/13/45	7,614	6,241,342
4.45%, 05/06/44	2,992	2,527,290
4.50%, 02/23/36 (Call 08/23/35)(b)	4,798	4,434,127
4.65%, 02/23/46 (Call 08/23/45)	13,799	11,755,690
4.85%, 05/10/53 (Call 11/10/52)	3,265	2,834,293
Booz Allen Hamilton Inc., 5.95%, 08/04/33 (Call 05/04/33)	285	270,532
CGI Inc.
1.45%, 09/14/26 (Call 08/14/26)	2,421	2,131,756
2.30%, 09/14/31 (Call 06/14/31)	2,743	2,022,573
Dell Inc.
6.50%, 04/15/38	2,160	2,056,187
7.10%, 04/15/28	2,675	2,802,589
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)	4,150	2,671,435
3.45%, 12/15/51 (Call 06/15/51)	4,765	2,835,887
4.90%, 10/01/26 (Call 08/01/26)	7,844	7,631,933
5.25%, 02/01/28 (Call 01/01/28)	1,240	1,211,470
5.30%, 10/01/29 (Call 07/01/29)	6,515	6,210,927
5.75%, 02/01/33 (Call 11/01/32)(b)	2,030	1,918,051
5.85%, 07/15/25 (Call 06/15/25)	5,175	5,165,035
6.02%, 06/15/26 (Call 03/15/26)	5,075	5,078,714
6.10%, 07/15/27 (Call 05/15/27)	3,030	3,036,659
6.20%, 07/15/30 (Call 04/15/30)	2,463	2,440,506
8.10%, 07/15/36 (Call 01/15/36)	3,402	3,688,552
8.35%, 07/15/46 (Call 01/15/46)	2,580	2,880,195
DXC Technology Co.
1.80%, 09/15/26 (Call 08/15/26)	3,355	2,937,582
2.38%, 09/15/28 (Call 07/15/28)	2,997	2,419,541
Fortinet Inc.
1.00%, 03/15/26 (Call 02/15/26)	3,420	3,049,158
2.20%, 03/15/31 (Call 12/15/30)	3,269	2,491,800
Genpact Luxembourg Sarl
1.75%, 04/10/26 (Call 03/10/26)	685	617,239
3.38%, 12/01/24 (Call 11/01/24)	2,648	2,553,824
Hewlett Packard Enterprise Co.
1.75%, 04/01/26 (Call 03/01/26)	1,136	1,030,645
4.90%, 10/15/25 (Call 07/15/25)	8,886	8,707,304
5.25%, 07/01/28 (Call 06/01/28)	2,030	1,958,540
6.10%, 04/01/26 (Call 04/01/24)	540	539,866
6.20%, 10/15/35 (Call 04/15/35)	3,230	3,162,755
6.35%, 10/15/45 (Call 04/15/45)	5,947	5,445,253
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)	211	188,667
2.20%, 06/17/25 (Call 05/17/25)	6,131	5,787,187
2.65%, 06/17/31 (Call 03/17/31)	4,510	3,446,007
3.00%, 06/17/27 (Call 04/17/27)	3,794	3,419,033
4.00%, 04/15/29 (Call 02/15/29)	4,130	3,734,695
4.20%, 04/15/32 (Call 01/15/32)	1,835	1,546,363
4.75%, 01/15/28 (Call 12/15/27)	3,200	3,047,931
5.50%, 01/15/33 (Call 10/15/32)(b)	4,810	4,411,883
6.00%, 09/15/41(b)	4,357	3,951,851
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	5,199	4,536,631
1.95%, 05/15/30 (Call 02/15/30)	5,740	4,526,344
2.20%, 02/09/27 (Call 01/09/27)	2,885	2,586,057
2.72%, 02/09/32 (Call 11/09/31)	2,075	1,659,410
2.85%, 05/15/40 (Call 11/15/39)	2,758	1,771,638
2.95%, 05/15/50 (Call 11/15/49)	3,239	1,839,010
3.30%, 05/15/26	10,274	9,718,218

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
3.30%, 01/27/27	$2,533	$2,356,327
3.43%, 02/09/52 (Call 08/09/51)	2,580	1,593,024
3.45%, 02/19/26	6,161	5,870,685
3.50%, 05/15/29	10,065	8,966,236
4.00%, 07/27/25	1,015	988,405
4.00%, 06/20/42	4,861	3,620,753
4.15%, 07/27/27 (Call 06/27/27)	3,408	3,230,230
4.15%, 05/15/39	7,464	5,856,907
4.25%, 05/15/49	9,570	6,994,359
4.40%, 07/27/32 (Call 04/27/32)	3,070	2,752,016
4.50%, 02/06/26	3,340	3,259,060
4.50%, 02/06/28 (Call 01/06/28)	3,430	3,278,903
4.70%, 02/19/46	2,794	2,222,846
4.75%, 02/06/33 (Call 11/06/32)	3,110	2,852,682
4.90%, 07/27/52 (Call 01/27/52)	1,990	1,595,473
5.10%, 02/06/53 (Call 08/06/52)	2,495	2,069,845
5.60%, 11/30/39	3,420	3,156,334
5.88%, 11/29/32(b)	2,629	2,644,981
6.22%, 08/01/27	2,052	2,105,046
6.50%, 01/15/28	1,440	1,501,573
7.00%, 10/30/25	2,827	2,908,153
7.13%, 12/01/96(b)	1,679	1,770,310
Kyndryl Holdings Inc.
2.05%, 10/15/26 (Call 09/15/26)	3,020	2,631,123
2.70%, 10/15/28 (Call 08/15/28)	2,322	1,876,535
3.15%, 10/15/31 (Call 07/15/31)	3,245	2,363,797
4.10%, 10/15/41 (Call 04/15/41)	855	530,298
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)	4,138	3,111,171
3.63%, 05/15/25 (Call 04/15/25)	1,721	1,653,267
4.38%, 05/15/30 (Call 02/15/30)	1,553	1,365,491
NetApp Inc.
1.88%, 06/22/25 (Call 05/22/25)	4,625	4,325,564
2.38%, 06/22/27 (Call 04/22/27)	2,191	1,946,089
2.70%, 06/22/30 (Call 03/22/30)	1,899	1,522,722
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	1,911	1,502,142
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	2,009	1,564,298
3.10%, 02/01/32 (Call 11/01/31)	2,723	1,918,336
4.75%, 02/15/26 (Call 11/15/25)	9,190	8,617,212

		516,646,008

Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.
3.10%, 08/15/25	1,280	1,233,998
3.10%, 08/15/27 (Call 07/15/27)	700	650,000
3.25%, 08/15/32 (Call 05/15/32)	2,190	1,844,848
3.70%, 08/01/47 (Call 02/01/47)(b)	1,965	1,443,801
4.00%, 08/15/45	2,713	2,134,019
4.60%, 03/01/28 (Call 02/01/28)	809	791,552
4.60%, 03/01/33 (Call 12/01/32)(b)	994	933,084
4.80%, 03/02/26	1,429	1,419,597
Conopco Inc., Series E, 7.25%, 12/15/26	1,517	1,593,354
Estee Lauder Companies Inc. (The)
1.95%, 03/15/31 (Call 12/15/30)	3,445	2,640,139
2.00%, 12/01/24 (Call 11/01/24)	2,261	2,176,884
2.38%, 12/01/29 (Call 09/01/29)	4,028	3,330,354
2.60%, 04/15/30 (Call 01/15/30)	2,404	1,983,277
3.13%, 12/01/49 (Call 06/01/49)	3,012	1,837,922
3.15%, 03/15/27 (Call 12/15/26)	2,997	2,776,470
4.15%, 03/15/47 (Call 09/15/46)	1,955	1,452,308

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
4.38%, 05/15/28 (Call 04/15/28)	$990	$945,155
4.38%, 06/15/45 (Call 12/15/44)	2,273	1,735,096
4.65%, 05/15/33 (Call 02/15/33)(b)	20	18,164
5.15%, 05/15/53 (Call 11/15/52)	475	406,729
6.00%, 05/15/37	2,117	2,109,800
GSK Consumer Healthcare Capital U.S. LLC
3.38%, 03/24/27 (Call 02/24/27)	6,445	5,944,221
3.38%, 03/24/29 (Call 01/24/29)	5,675	5,015,833
3.63%, 03/24/32 (Call 12/24/31)	5,790	4,820,842
4.00%, 03/24/52 (Call 09/24/51)	4,220	2,957,928
GSK Consumer Healthcare Capital UK PLC, 3.13%, 03/24/25	8,133	7,818,028
Kenvue Inc.
4.90%, 03/22/33 (Call 12/22/32)	6,265	5,861,318
5.00%, 03/22/30 (Call 01/22/30)	3,710	3,567,098
5.05%, 03/22/28 (Call 02/22/28)	3,955	3,875,947
5.05%, 03/22/53 (Call 09/22/52)	5,400	4,638,908
5.10%, 03/22/43 (Call 09/22/42)(b)	2,935	2,594,571
5.20%, 03/22/63 (Call 09/22/62)	2,720	2,310,709
5.35%, 03/22/26 (Call 02/22/26)	670	667,314
5.50%, 03/22/25	825	823,807
Procter & Gamble Co. (The)
0.55%, 10/29/25	5,844	5,329,388
1.00%, 04/23/26	1,160	1,048,210
1.20%, 10/29/30	7,070	5,348,227
1.90%, 02/01/27	1,320	1,190,898
1.95%, 04/23/31	1,607	1,272,100
2.30%, 02/01/32	4,980	3,974,950
2.45%, 11/03/26	3,865	3,577,874
2.70%, 02/02/26	3,209	3,037,764
2.80%, 03/25/27	4,017	3,709,754
2.85%, 08/11/27	4,886	4,490,728
3.00%, 03/25/30	7,970	6,941,419
3.50%, 10/25/47	1,035	731,322
3.55%, 03/25/40	1,745	1,343,181
3.60%, 03/25/50(b)	1,082	781,192
3.95%, 01/26/28	2,775	2,654,765
4.05%, 01/26/33	1,235	1,124,104
4.10%, 01/26/26(b)	4,382	4,284,339
5.55%, 03/05/37	670	666,994
5.80%, 08/15/34	305	317,815
Unilever Capital Corp.
1.38%, 09/14/30 (Call 06/14/30)	2,706	2,056,497
1.75%, 08/12/31 (Call 05/12/31)	3,595	2,715,133
2.00%, 07/28/26	3,592	3,288,216
2.13%, 09/06/29 (Call 06/06/29)	2,439	2,028,955
2.90%, 05/05/27 (Call 02/05/27)	5,535	5,086,867
3.10%, 07/30/25	1,525	1,466,937
3.38%, 03/22/25 (Call 01/22/25)	1,664	1,615,999
3.50%, 03/22/28 (Call 12/22/27)	4,279	3,951,506
4.88%, 09/08/28 (Call 08/08/28)(b)	1,950	1,903,912
5.00%, 12/08/33 (Call 09/08/33)	1,900	1,787,104
5.90%, 11/15/32	4,365	4,413,383
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)	1,880	1,062,886

		167,555,494

Distribution & Wholesale — 0.0%
LKQ Corp.
5.75%, 06/15/28 (Call 05/15/28)	250	242,400
6.25%, 06/15/33 (Call 03/15/33)	315	294,694
WW Grainger Inc.
1.85%, 02/15/25 (Call 01/15/25)	2,175	2,069,965

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Distribution & Wholesale (continued)
3.75%, 05/15/46 (Call 11/15/45)	$1,646	$1,159,354
4.20%, 05/15/47 (Call 11/15/46)	1,940	1,507,485
4.60%, 06/15/45 (Call 12/15/44)	3,525	2,855,044

		8,128,942

Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)	2,613	2,349,647
2.45%, 10/29/26 (Call 09/29/26)	9,578	8,519,157
3.00%, 10/29/28 (Call 08/29/28)	14,015	11,821,909
3.30%, 01/30/32 (Call 10/30/31)	15,100	11,709,879
3.40%, 10/29/33 (Call 07/29/33)	6,472	4,866,306
3.50%, 01/15/25 (Call 11/15/24)	4,471	4,312,069
3.65%, 07/21/27 (Call 04/21/27)	4,485	4,030,230
3.85%, 10/29/41 (Call 04/29/41)	3,738	2,509,005
3.88%, 01/23/28 (Call 10/23/27)	4,307	3,873,803
4.45%, 10/01/25 (Call 08/01/25)	2,620	2,512,725
4.45%, 04/03/26 (Call 02/03/26)	3,418	3,267,341
4.63%, 10/15/27 (Call 08/15/27)	2,696	2,500,987
5.75%, 06/06/28 (Call 05/06/28)	2,275	2,185,140
6.10%, 01/15/27 (Call 12/15/26)	1,320	1,299,382
6.15%, 09/30/30 (Call 07/30/30)	1,945	1,865,934
6.50%, 07/15/25 (Call 06/15/25)	4,587	4,577,776
Affiliated Managers Group Inc.
3.30%, 06/15/30 (Call 03/15/30)	1,761	1,461,347
3.50%, 08/01/25	2,296	2,181,806
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)	1,805	1,597,161
2.10%, 09/01/28 (Call 07/01/28)	2,490	2,041,439
2.20%, 01/15/27 (Call 12/15/26)	940	823,775
2.30%, 02/01/25 (Call 01/01/25)	4,286	4,068,520
2.88%, 01/15/26 (Call 12/15/25)	3,531	3,276,322
2.88%, 01/15/32 (Call 10/15/31)	3,188	2,425,712
3.00%, 02/01/30 (Call 11/01/29)	2,646	2,145,108
3.13%, 12/01/30 (Call 09/01/30)	1,883	1,499,771
3.25%, 03/01/25 (Call 01/01/25)	4,168	3,992,035
3.25%, 10/01/29 (Call 07/01/29)	2,352	1,977,323
3.38%, 07/01/25 (Call 06/01/25)	2,672	2,535,911
3.63%, 04/01/27 (Call 01/01/27)	3,283	2,992,736
3.63%, 12/01/27 (Call 09/01/27)	3,459	3,094,823
3.75%, 06/01/26 (Call 04/01/26)	4,743	4,452,884
4.63%, 10/01/28 (Call 07/01/28)(b)	2,634	2,416,822
5.30%, 02/01/28 (Call 01/01/28)	2,105	2,015,718
5.85%, 12/15/27 (Call 11/15/27)	440	429,344
Aircastle Ltd., 4.25%, 06/15/26 (Call 04/15/26)	3,417	3,200,426
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)	3,470	2,663,487
4.63%, 03/30/25	1,842	1,775,840
4.75%, 06/09/27 (Call 05/09/27)	2,435	2,204,648
5.80%, 05/01/25 (Call 04/01/25)(b)	2,703	2,645,705
6.99%, 06/13/29 (Call 06/13/28), (1-day SOFR + 3.260%)(a)	1,160	1,108,295
7.10%, 11/15/27 (Call 10/15/27)(b)	2,815	2,764,054
8.00%, 11/01/31	10,530	10,257,091
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	3,844	3,385,074
2.25%, 03/04/25 (Call 02/01/25)	2,610	2,482,728
2.55%, 03/04/27 (Call 02/01/27)	5,400	4,833,119
3.13%, 05/20/26 (Call 04/20/26)	6,250	5,863,706
3.30%, 05/03/27 (Call 04/03/27)	6,335	5,793,331
3.63%, 12/05/24 (Call 11/04/24)	3,492	3,403,656

Security	Par (000)	Value

Diversified Financial Services (continued)
3.95%, 08/01/25 (Call 07/01/25)	$8,290	$8,009,580
4.05%, 05/03/29 (Call 03/03/29)	3,320	3,036,725
4.05%, 12/03/42	5,155	3,881,866
4.20%, 11/06/25 (Call 10/06/25)	2,925	2,831,694
4.42%, 08/03/33 (Call 08/03/32), (1-day SOFR + 1.760%)(a)	4,831	4,218,274
4.90%, 02/13/26 (Call 01/13/26)	6,115	5,991,140
4.99%, 05/01/26 (Call 05/01/25), (1-day SOFR + 1.000%)(a)	4,950	4,854,907
4.99%, 05/26/33 (Call 02/26/32), (1-day SOFR + 2.255%)(a)	2,565	2,281,500
5.04%, 05/01/34 (Call 05/01/33), (1-day SOFR + 1.835%)(a)	5,150	4,621,429
5.28%, 07/27/29 (Call 07/27/28), (1-day SOFR + 1.280%)(a)	4,900	4,702,629
5.39%, 07/28/27 (Call 07/28/26), (1-day SOFR + 0.970%)(a)	1,740	1,704,458
5.63%, 07/28/34 (Call 07/28/33), (1-day SOFR + 1.930%)(a)	460	419,155
5.85%, 11/05/27 (Call 10/05/27)	5,180	5,184,377
6.34%, 10/30/26 (Call 10/30/25), (1-day SOFR + 1.330%)(a)	2,650	2,657,034
6.49%, 10/30/31 (Call 10/30/30), (1-day SOFR + 1.940%)(a)	2,590	2,593,459
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	1,107	1,013,332
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	2,963	2,753,771
3.00%, 04/02/25 (Call 03/02/25)	2,112	2,028,796
4.50%, 05/13/32 (Call 02/13/32)(b)	2,290	2,061,943
5.15%, 05/15/33 (Call 02/15/33)	2,215	2,046,709
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)	3,065	2,603,595
BGC Group Inc., 8.00%, 05/25/28 (Call 04/25/28)	295	287,458
Blue Owl Credit Income Corp., 7.95%, 06/13/28 (Call 05/13/28)(e)	110	107,574
Brookfield Capital Finance LLC, 6.09%, 06/14/33 (Call 03/14/33)	955	899,865
Brookfield Finance Inc.
2.34%, 01/30/32 (Call 10/30/31)	3,650	2,654,834
2.72%, 04/15/31 (Call 01/15/31)	2,730	2,114,326
3.50%, 03/30/51 (Call 09/30/50)	2,402	1,404,597
3.63%, 02/15/52 (Call 08/15/51)	1,642	971,933
3.90%, 01/25/28 (Call 10/25/27)	4,651	4,239,329
4.25%, 06/02/26 (Call 03/02/26)	2,271	2,167,119
4.35%, 04/15/30 (Call 01/15/30)	3,279	2,898,740
4.70%, 09/20/47 (Call 03/20/47)	3,401	2,498,672
4.85%, 03/29/29 (Call 12/29/28)	4,392	4,083,784
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	2,160	1,241,037
Capital One Financial Corp.
1.88%, 11/02/27 (Call 11/02/26), (1-day SOFR + 0.855%)(a)	5,070	4,349,068
2.36%, 07/29/32 (Call 07/29/31), (1-day SOFR + 1.337%)(a)	4,018	2,659,392
2.62%, 11/02/32 (Call 11/02/31), (1-day SOFR + 1.265%)(a)	1,995	1,405,064
2.64%, 03/03/26 (Call 03/03/25), (1-day SOFR + 1.290%)(a)	5,065	4,749,954
3.20%, 02/05/25 (Call 01/05/25)	4,247	4,059,381

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.27%, 03/01/30 (Call 03/01/29), (1-day SOFR + 1.790%)(a)	$3,550	$2,906,155
3.65%, 05/11/27 (Call 04/11/27)	4,147	3,739,735
3.75%, 07/28/26 (Call 06/28/26)	5,782	5,302,600
3.75%, 03/09/27 (Call 02/09/27)	5,939	5,365,420
3.80%, 01/31/28 (Call 12/31/27)	5,745	5,064,269
4.20%, 10/29/25 (Call 09/29/25)	5,763	5,467,571
4.25%, 04/30/25 (Call 03/31/25)(b)	3,279	3,165,746
4.93%, 05/10/28 (Call 05/10/27), (1-day SOFR + 2.057%)(a)	4,320	3,995,867
4.99%, 07/24/26 (Call 07/24/25), (1-day SOFR + 2.160%)(a)	3,575	3,446,543
5.25%, 07/26/30 (Call 07/26/29), (1-day SOFR + 2.600%)(a)	3,065	2,758,779
5.27%, 05/10/33 (Call 05/10/32), (1-day SOFR + 2.370%)(a)(b)	5,195	4,451,862
5.47%, 02/01/29 (Call 02/01/28), (1-day SOFR + 2.080%)(a)	3,420	3,179,888
5.82%, 02/01/34 (Call 02/01/33), (1-day SOFR + 2.600%)(a)	3,190	2,784,686
6.31%, 06/08/29 (Call 06/08/28), (1-day SOFR + 2.640%)(a)	1,640	1,569,400
6.38%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.860%)(a)	1,715	1,564,529
7.15%, 10/29/27 (Call 10/29/26), (1-day SOFR + 2.440%)(a)	1,750	1,750,318
7.62%, 10/30/31 (Call 10/30/30), (1-day SOFR + 3.070%)(a)	600	599,877
Cboe Global Markets Inc.
1.63%, 12/15/30 (Call 09/15/30)	3,255	2,453,402
3.00%, 03/16/32 (Call 12/16/31)(b)	2,175	1,744,090
3.65%, 01/12/27 (Call 10/12/26)	2,694	2,537,902
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)	6,574	5,796,397
1.15%, 05/13/26 (Call 04/13/26)	5,593	4,912,620
1.65%, 03/11/31 (Call 12/11/30)	3,339	2,380,750
1.95%, 12/01/31 (Call 09/01/31)	3,915	2,785,772
2.00%, 03/20/28 (Call 01/20/28)	2,852	2,380,847
2.30%, 05/13/31 (Call 02/13/31)	3,498	2,612,835
2.45%, 03/03/27 (Call 02/03/27)	2,780	2,450,716
2.75%, 10/01/29 (Call 07/01/29)	1,969	1,619,383
2.90%, 03/03/32 (Call 12/03/31)	4,338	3,314,002
3.00%, 03/10/25 (Call 12/10/24)	245	234,811
3.20%, 03/02/27 (Call 12/02/26)(b)	3,212	2,905,505
3.20%, 01/25/28 (Call 10/25/27)	3,948	3,490,114
3.25%, 05/22/29 (Call 02/22/29)	2,545	2,164,443
3.30%, 04/01/27 (Call 01/01/27)	4,340	3,940,213
3.45%, 02/13/26 (Call 11/13/25)(b)	1,738	1,635,185
3.63%, 04/01/25 (Call 01/01/25)	2,249	2,168,341
3.85%, 05/21/25 (Call 03/21/25)	3,716	3,592,631
4.00%, 02/01/29 (Call 11/01/28)	2,718	2,441,619
4.20%, 03/24/25 (Call 02/24/25)	3,509	3,413,212
4.63%, 03/22/30 (Call 12/22/29)	2,228	2,033,261
5.64%, 05/19/29 (Call 05/19/28), (1-day SOFR + 2.210%)(a)	1,145	1,102,678
5.85%, 05/19/34 (Call 05/19/33), (1-day SOFR + 2.500%)(a)	1,715	1,572,627
5.88%, 08/24/26 (Call 07/24/26)	1,185	1,175,566
6.14%, 08/24/34 (Call 08/24/33), (1-day SOFR + 2.010%)(a)	1,155	1,081,536

Security	Par (000)	Value

Diversified Financial Services (continued)
CI Financial Corp.
3.20%, 12/17/30 (Call 09/17/30)	$3,938	$2,874,097
4.10%, 06/15/51 (Call 12/15/50)	3,310	1,762,984
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	2,991	2,384,933
3.00%, 03/15/25 (Call 12/15/24)	8,381	8,110,336
3.75%, 06/15/28 (Call 03/15/28)	5,433	5,076,798
4.15%, 06/15/48 (Call 12/15/47)	2,093	1,624,675
5.30%, 09/15/43 (Call 03/15/43)	3,254	3,018,072
Credit Suisse USA Inc., 7.13%, 07/15/32	2,291	2,377,718
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	1,867	1,790,891
3.95%, 11/06/24 (Call 08/06/24)	2,159	2,099,701
4.10%, 02/09/27 (Call 11/09/26)	3,130	2,808,306
4.50%, 01/30/26 (Call 11/30/25)(b)	2,536	2,397,162
6.70%, 11/29/32 (Call 08/29/32)	1,720	1,593,079
7.96%, 11/02/34 (Call 11/02/33), (1-day SOFR + 3.370%)(a)	2,725	2,709,286
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	3,124	2,887,153
Franklin Resources Inc.
1.60%, 10/30/30 (Call 07/30/30)	2,377	1,760,754
2.85%, 03/30/25	1,566	1,497,042
2.95%, 08/12/51 (Call 02/12/51)	1,315	701,081
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	6,283	4,469,312
2.10%, 06/15/30 (Call 03/15/30)	5,206	4,084,186
2.65%, 09/15/40 (Call 03/15/40)	3,213	2,011,710
3.00%, 06/15/50 (Call 12/15/49)	5,932	3,446,532
3.00%, 09/15/60 (Call 03/15/60)	3,071	1,644,165
3.10%, 09/15/27 (Call 06/15/27)	4,105	3,735,942
3.65%, 05/23/25	2,899	2,803,664
3.75%, 12/01/25 (Call 09/01/25)	7,451	7,158,540
3.75%, 09/21/28 (Call 06/21/28)(b)	2,965	2,705,690
4.00%, 09/15/27 (Call 08/15/27)	3,835	3,585,868
4.25%, 09/21/48 (Call 03/21/48)	6,260	4,633,754
4.35%, 06/15/29 (Call 04/15/29)	5,874	5,430,857
4.60%, 03/15/33 (Call 12/15/32)	6,105	5,453,254
4.95%, 06/15/52 (Call 12/15/51)	3,870	3,171,565
5.20%, 06/15/62 (Call 12/15/61)	4,255	3,515,135
Invesco Finance PLC
3.75%, 01/15/26	1,983	1,893,313
5.38%, 11/30/43	1,309	1,113,242
Janus Henderson U.S. Holdings Inc., 4.88%, 08/01/25 (Call 05/01/25)	1,834	1,790,194
Jefferies Financial Group Inc.
2.63%, 10/15/31 (Call 07/15/31)	2,965	2,185,891
4.15%, 01/23/30	4,515	3,855,142
4.85%, 01/15/27	4,053	3,847,876
5.88%, 07/21/28 (Call 06/21/28)	2,815	2,713,298
6.25%, 01/15/36	2,928	2,781,211
6.45%, 06/08/27	1,541	1,529,961
6.50%, 01/20/43	1,349	1,245,888
Jefferies Group LLC, 2.75%, 10/15/32 (Call 07/15/32)	2,880	2,084,764
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	1,466	1,323,612
3.75%, 02/13/25	3,197	3,089,814
4.38%, 03/11/29 (Call 12/11/28)	3,367	3,055,781
4.50%, 09/19/28 (Call 06/19/28)	1,348	1,239,102

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Legg Mason Inc.
4.75%, 03/15/26	$1,548	$1,508,451
5.63%, 01/15/44	2,053	1,803,347
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	3,700	2,869,553
2.00%, 03/03/25 (Call 02/03/25)	3,863	3,691,578
2.00%, 11/18/31 (Call 08/18/31)	3,370	2,572,752
2.95%, 11/21/26 (Call 08/21/26)	3,261	3,042,045
2.95%, 06/01/29 (Call 03/01/29)	5,474	4,805,870
2.95%, 03/15/51 (Call 09/15/50)	4,250	2,595,427
3.30%, 03/26/27 (Call 01/26/27)	4,275	3,991,283
3.35%, 03/26/30 (Call 12/26/29)	5,955	5,236,306
3.50%, 02/26/28 (Call 11/26/27)	2,850	2,645,790
3.65%, 06/01/49 (Call 12/01/48)	3,596	2,536,727
3.80%, 11/21/46 (Call 05/21/46)	2,187	1,602,856
3.85%, 03/26/50 (Call 09/26/49)	3,774	2,755,914
3.95%, 02/26/48 (Call 08/26/47)	2,736	2,055,665
4.85%, 03/09/33 (Call 12/09/32)	2,351	2,210,194
4.88%, 03/09/28 (Call 02/09/28)	3,155	3,103,000
Nasdaq Inc.
1.65%, 01/15/31 (Call 10/15/30)	4,575	3,379,908
2.50%, 12/21/40 (Call 06/21/40)	1,575	920,338
3.25%, 04/28/50 (Call 10/28/49)	4,308	2,516,534
3.85%, 06/30/26 (Call 03/30/26)	4,891	4,663,334
3.95%, 03/07/52 (Call 09/07/51)	750	494,316
5.35%, 06/28/28 (Call 05/28/28)	3,080	2,999,482
5.55%, 02/15/34 (Call 11/15/33)	3,835	3,554,225
5.65%, 06/28/25	2,210	2,202,458
5.95%, 08/15/53 (Call 02/15/53)	300	267,768
6.10%, 06/28/63 (Call 12/28/62)	155	137,095
Nomura Holdings Inc.
1.65%, 07/14/26	5,610	4,948,620
1.85%, 07/16/25	4,495	4,165,001
2.17%, 07/14/28	4,472	3,673,224
2.33%, 01/22/27	5,658	4,956,842
2.61%, 07/14/31	4,420	3,289,700
2.65%, 01/16/25	7,488	7,158,789
2.68%, 07/16/30	4,020	3,115,186
2.71%, 01/22/29	2,390	1,976,583
3.00%, 01/22/32	3,780	2,861,150
3.10%, 01/16/30	2,610	2,115,764
5.10%, 07/03/25	3,433	3,361,593
5.39%, 07/06/27	2,835	2,723,586
5.61%, 07/06/29	2,355	2,242,138
5.71%, 01/09/26	2,911	2,868,600
5.84%, 01/18/28	2,475	2,407,460
6.07%, 07/12/28	2,800	2,740,112
6.09%, 07/12/33(b)	2,280	2,174,616
6.18%, 01/18/33(b)	2,220	2,129,230
ORIX Corp.
2.25%, 03/09/31(b)	2,825	2,181,171
3.25%, 12/04/24	3,175	3,079,213
3.70%, 07/18/27	3,240	3,002,973
4.00%, 04/13/32	2,150	1,846,612
5.00%, 09/13/27	1,888	1,833,149
5.20%, 09/13/32	2,305	2,156,903
Radian Group Inc.
4.88%, 03/15/27 (Call 09/15/26)	2,745	2,554,486
6.63%, 03/15/25 (Call 09/15/24)	2,315	2,292,038
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	2,730	1,750,323

Security	Par (000)	Value

Diversified Financial Services (continued)
4.65%, 04/01/30 (Call 01/01/30)	$2,022	$1,873,363
4.95%, 07/15/46	2,939	2,323,849
Stifel Financial Corp., 4.00%, 05/15/30 (Call 02/15/30)	1,967	1,648,451
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	1,221	828,999
3.70%, 08/04/26 (Call 05/04/26)	3,587	3,180,193
3.95%, 12/01/27 (Call 09/01/27)	4,987	4,274,652
4.50%, 07/23/25 (Call 04/23/25)	4,702	4,414,947
4.88%, 06/13/25 (Call 05/13/25)	1,910	1,810,226
5.15%, 03/19/29 (Call 12/19/28)	2,942	2,540,025
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	2,769	2,349,803
1.10%, 02/15/31 (Call 11/15/30)	5,492	4,068,590
1.90%, 04/15/27 (Call 02/15/27)	6,501	5,790,550
2.00%, 08/15/50 (Call 02/15/50)(b)	7,148	3,647,139
2.05%, 04/15/30 (Call 01/15/30)	8,152	6,595,873
2.70%, 04/15/40 (Call 10/15/39)	4,104	2,745,372
2.75%, 09/15/27 (Call 06/15/27)	2,989	2,715,400
3.15%, 12/14/25 (Call 09/14/25)	16,130	15,395,867
3.65%, 09/15/47 (Call 03/15/47)	3,314	2,383,874
4.15%, 12/14/35 (Call 06/14/35)	7,714	6,719,358
4.30%, 12/14/45 (Call 06/14/45)	13,299	10,615,324
Voya Financial Inc.
3.65%, 06/15/26	2,762	2,601,245
4.70%, 01/23/48 (Call 01/23/28), (3-mo. LIBOR US + 2.084%)(a)	1,744	1,368,310
4.80%, 06/15/46	1,264	913,802
5.70%, 07/15/43	2,248	1,887,589
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	2,222	1,976,598
2.75%, 03/15/31 (Call 12/15/30)	2,260	1,717,394
2.85%, 01/10/25 (Call 12/10/24)	3,109	2,981,149
6.20%, 11/17/36(b)	2,247	2,114,372

		797,676,133

Electric — 2.0%
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	930	557,117
3.80%, 10/01/47 (Call 04/01/47)	1,736	1,116,454
3.95%, 06/01/28 (Call 03/01/28)	2,032	1,861,998
4.70%, 05/15/32 (Call 02/15/32)	1,570	1,396,487
5.25%, 05/15/52 (Call 11/15/51)	2,350	1,905,078
5.40%, 06/01/33 (Call 03/01/33)	990	918,868
Series G, 4.15%, 05/01/49 (Call 11/01/48)	1,756	1,204,855
Series H, 3.45%, 01/15/50 (Call 07/15/49)	2,447	1,482,317
Series I, 2.10%, 07/01/30 (Call 04/01/30)	2,855	2,208,887
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	1,913	1,781,001
3.15%, 09/15/49 (Call 03/15/49)	499	299,912
3.75%, 12/01/47 (Call 06/01/47)	2,210	1,498,653
3.80%, 06/15/49 (Call 12/15/48)	1,876	1,276,055
4.00%, 12/01/46 (Call 06/01/46)	1,740	1,251,686
4.25%, 09/15/48 (Call 03/15/48)	1,717	1,260,308
4.50%, 06/15/52 (Call 12/01/51)	1,040	791,438
5.40%, 03/15/53 (Call 09/15/52)	1,555	1,359,832
Series M, 3.65%, 04/01/50 (Call 10/01/49)	1,820	1,203,050
Series N, 2.75%, 08/15/51 (Call 02/15/51)	1,504	808,738
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	3,895	3,459,699
2.45%, 01/15/31 (Call 10/15/30)	3,685	2,769,446
5.45%, 06/01/28 (Call 05/01/28)	2,650	2,528,478

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Alabama Power Co.
3.00%, 03/15/52 (Call 09/15/51)	$2,660	$1,504,389
3.05%, 03/15/32 (Call 12/15/31)(b)	390	316,710
3.13%, 07/15/51 (Call 01/15/51)	2,575	1,493,535
3.45%, 10/01/49 (Call 04/01/49)	2,558	1,610,904
3.75%, 09/01/27 (Call 08/01/27)	1,980	1,859,051
3.75%, 03/01/45 (Call 09/01/44)	3,058	2,107,642
3.85%, 12/01/42	1,437	1,033,361
3.94%, 09/01/32 (Call 03/01/32)	2,280	1,962,599
4.15%, 08/15/44 (Call 02/15/44)	1,540	1,124,170
4.30%, 01/02/46 (Call 07/02/45)	1,442	1,062,230
6.00%, 03/01/39	554	526,043
6.13%, 05/15/38	1,230	1,198,905
Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	3,634	2,719,222
Series A, 4.30%, 07/15/48 (Call 01/15/48)	2,101	1,537,084
Series B, 3.70%, 12/01/47 (Call 06/01/47)	1,236	825,767
Ameren Corp.
1.75%, 03/15/28 (Call 01/15/28)	1,401	1,172,926
1.95%, 03/15/27 (Call 02/15/27)(b)	2,025	1,790,875
3.50%, 01/15/31 (Call 10/15/30)	2,875	2,408,611
3.65%, 02/15/26 (Call 11/15/25)	2,153	2,049,445
Ameren Illinois Co.
1.55%, 11/15/30 (Call 08/15/30)	1,527	1,142,065
2.90%, 06/15/51 (Call 12/15/50)	1,494	841,282
3.25%, 03/01/25 (Call 12/01/24)	560	542,619
3.25%, 03/15/50 (Call 09/15/49)	1,152	712,932
3.70%, 12/01/47 (Call 06/01/47)	2,746	1,879,295
3.80%, 05/15/28 (Call 02/15/28)	2,362	2,198,596
3.85%, 09/01/32 (Call 06/01/32)	1,875	1,596,360
4.15%, 03/15/46 (Call 09/15/45)	1,606	1,176,893
4.50%, 03/15/49 (Call 09/15/48)	2,589	2,027,239
4.95%, 06/01/33 (Call 03/01/33)	1,980	1,823,291
5.90%, 12/01/52 (Call 06/01/52)	1,575	1,494,393
American Electric Power Co. Inc.
2.30%, 03/01/30 (Call 12/01/29)	1,401	1,100,850
3.20%, 11/13/27 (Call 08/13/27)	2,378	2,150,478
3.25%, 03/01/50 (Call 09/01/49)	1,097	642,767
3.88%, 02/15/62 (Call 11/15/26), (5-year CMT + 2.675%)(a)	2,800	2,210,481
5.63%, 03/01/33 (Call 12/01/32)	1,881	1,765,408
5.70%, 08/15/25	190	188,456
5.75%, 11/01/27 (Call 10/01/27)	2,535	2,517,955
5.95%, 11/01/32 (Call 08/01/32)	1,250	1,208,285
Series J, 4.30%, 12/01/28 (Call 09/01/28)	3,030	2,817,101
Series N, 1.00%, 11/01/25 (Call 10/01/25)	937	849,922
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	1,311	1,259,032
4.40%, 05/15/44 (Call 11/15/43)	1,194	865,927
4.45%, 06/01/45 (Call 12/01/44)	1,778	1,313,345
4.50%, 08/01/32 (Call 05/01/32)	2,330	2,036,943
7.00%, 04/01/38	2,485	2,554,282
Series AA, 2.70%, 04/01/31 (Call 01/01/31)	502	395,054
Series X, 3.30%, 06/01/27 (Call 03/01/27)	1,924	1,757,869
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	2,000	1,448,125
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	1,650	1,042,441
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	1,890	1,397,467
2.60%, 08/15/29 (Call 05/15/29)	2,235	1,890,419
2.65%, 09/15/50 (Call 03/15/50)	976	497,939
2.95%, 09/15/27 (Call 06/15/27)	934	846,601

Security	Par (000)	Value

Electric (continued)
3.15%, 05/15/25 (Call 02/15/25)	$1,926	$1,846,556
3.35%, 05/15/50 (Call 11/15/49)	2,262	1,332,562
3.50%, 12/01/49 (Call 06/01/49)	1,318	793,024
3.75%, 05/15/46 (Call 11/15/45)	1,336	863,177
4.20%, 08/15/48 (Call 02/15/48)	1,473	1,009,396
4.25%, 03/01/49 (Call 09/01/48)	1,340	923,763
4.35%, 11/15/45 (Call 05/15/45)	1,582	1,137,763
4.50%, 04/01/42 (Call 10/01/41)	1,755	1,328,918
5.05%, 09/01/41 (Call 03/01/41)(b)	1,355	1,098,751
5.55%, 08/01/33 (Call 05/01/33)	1,765	1,658,038
6.35%, 12/15/32 (Call 09/15/32)	1,555	1,550,772
Atlantic City Electric Co.
2.30%, 03/15/31 (Call 12/15/30)	1,559	1,209,313
4.00%, 10/15/28 (Call 07/15/28)	1,447	1,339,129
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	2,715	2,623,439
3.20%, 04/15/25 (Call 03/15/25)	3,705	3,546,751
3.80%, 06/01/29 (Call 03/01/29)	4,048	3,557,031
Avista Corp.
4.00%, 04/01/52 (Call 10/01/51)	1,805	1,201,202
4.35%, 06/01/48 (Call 12/01/47)	1,920	1,387,729
Baltimore Gas & Electric Co.
2.25%, 06/15/31 (Call 03/15/31)	2,725	2,119,694
2.40%, 08/15/26 (Call 05/15/26)	978	898,246
2.90%, 06/15/50 (Call 12/15/49)	1,705	958,064
3.20%, 09/15/49 (Call 03/15/49)	1,900	1,160,062
3.50%, 08/15/46 (Call 02/15/46)	2,480	1,600,308
3.75%, 08/15/47 (Call 02/15/47)	1,649	1,123,397
4.25%, 09/15/48 (Call 03/15/48)	964	703,893
4.55%, 06/01/52 (Call 12/01/51)	2,032	1,548,874
5.40%, 06/01/53 (Call 12/01/52)	1,370	1,189,723
6.35%, 10/01/36	1,070	1,069,901
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)	2,866	2,091,026
2.85%, 05/15/51 (Call 11/15/50)	5,960	3,279,198
3.25%, 04/15/28 (Call 01/15/28)	3,437	3,082,846
3.50%, 02/01/25 (Call 11/01/24)	2,257	2,194,288
3.70%, 07/15/30 (Call 04/15/30)	4,525	3,939,996
3.80%, 07/15/48 (Call 01/15/48)	2,926	1,931,778
4.05%, 04/15/25 (Call 03/15/25)	3,439	3,356,491
4.25%, 10/15/50 (Call 04/15/50)	3,247	2,274,842
4.45%, 01/15/49 (Call 07/15/48)	4,031	2,954,501
4.50%, 02/01/45 (Call 08/01/44)	2,584	1,980,336
4.60%, 05/01/53 (Call 11/01/52)	3,845	2,850,417
5.15%, 11/15/43 (Call 05/15/43)	2,808	2,367,102
5.95%, 05/15/37	2,393	2,286,349
6.13%, 04/01/36	4,568	4,458,295
Black Hills Corp.
2.50%, 06/15/30 (Call 03/15/30)	1,457	1,141,642
3.05%, 10/15/29 (Call 07/15/29)	2,132	1,761,989
3.15%, 01/15/27 (Call 07/15/26)	2,784	2,537,257
3.88%, 10/15/49 (Call 04/15/49)	1,874	1,189,593
3.95%, 01/15/26 (Call 07/15/25)	2,409	2,296,321
4.20%, 09/15/46 (Call 03/15/46)(b)	950	650,026
4.35%, 05/01/33 (Call 02/01/33)	835	692,136
5.95%, 03/15/28 (Call 02/15/28)	2,570	2,542,250
6.15%, 05/15/34 (Call 02/15/34)	40	37,690
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	1,755	1,216,082
3.60%, 03/01/52 (Call 09/01/51)	590	387,110
3.95%, 03/01/48 (Call 09/01/47)	2,638	1,881,325

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.50%, 04/01/44 (Call 10/01/43)	$2,703	$2,115,801
4.95%, 04/01/33 (Call 01/01/33)	875	808,462
5.20%, 10/01/28 (Call 09/01/28)	1,745	1,706,583
5.30%, 04/01/53 (Call 10/01/52)	270	238,127
Series AA, 3.00%, 02/01/27 (Call 11/01/26)	825	760,448
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	1,787	1,339,685
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	2,350	1,343,197
Series AE, 2.35%, 04/01/31 (Call 01/01/31)	1,645	1,295,041
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	510	319,242
Series AG, 3.00%, 03/01/32 (Call 12/01/31)	655	528,200
Series ai., 4.45%, 10/01/32 (Call 07/01/32)	2,435	2,177,221
Series AJ, 4.85%, 10/01/52 (Call 04/01/52)	870	712,287
Series K2, 6.95%, 03/15/33(b)	275	292,837
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	1,868	1,706,492
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	2,360	2,117,207
2.65%, 06/01/31 (Call 03/01/31)	1,355	1,056,747
2.95%, 03/01/30 (Call 12/01/29)(b)	3,118	2,563,077
3.70%, 09/01/49 (Call 03/01/49)	2,455	1,564,309
5.25%, 08/10/26	1,100	1,083,517
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	2,859	2,675,362
4.97%, 05/01/46 (Call 11/01/45)	1,609	1,165,745
Cleveland Electric Illuminating Co. (The), 5.95%, 12/15/36	1,189	1,094,543
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	689	642,291
3.45%, 08/15/27 (Call 05/15/27)	3,138	2,873,265
3.75%, 12/01/50 (Call 09/01/30), (5-year CMT + 2.900%)(a)	965	703,223
4.75%, 06/01/50 (Call 03/01/30), (5-year CMT + 4.116%)(a)	2,557	2,130,846
4.88%, 03/01/44 (Call 09/01/43)	1,475	1,205,888
Commonwealth Edison Co.
2.20%, 03/01/30 (Call 12/01/29)	2,405	1,925,395
2.55%, 06/15/26 (Call 03/15/26)	1,615	1,500,639
3.00%, 03/01/50 (Call 09/01/49)	1,030	594,434
3.15%, 03/15/32 (Call 12/15/31)	595	486,890
3.65%, 06/15/46 (Call 12/15/45)	3,214	2,153,608
3.70%, 08/15/28 (Call 05/15/28)	3,275	3,006,954
3.70%, 03/01/45 (Call 09/01/44)	1,770	1,216,638
3.80%, 10/01/42 (Call 04/01/42)	994	712,735
4.00%, 03/01/48 (Call 09/01/47)	3,040	2,173,063
4.00%, 03/01/49 (Call 09/01/48)	2,036	1,443,719
4.35%, 11/15/45 (Call 05/15/45)	2,241	1,690,990
4.60%, 08/15/43 (Call 02/15/43)	1,235	985,650
4.70%, 01/15/44 (Call 07/15/43)	1,275	1,024,574
4.90%, 02/01/33 (Call 11/01/32)	840	779,004
5.30%, 02/01/53 (Call 08/01/52)	1,380	1,192,836
5.90%, 03/15/36	1,184	1,153,140
6.45%, 01/15/38	2,092	2,094,770
Series 122, 2.95%, 08/15/27 (Call 05/15/27)	2,237	2,027,749
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	2,860	1,952,683
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	1,798	1,078,990
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	3,130	1,844,933
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	1,070	580,866
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	995	676,398
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	3,451	2,472,211
4.30%, 04/15/44 (Call 10/15/43)	2,300	1,745,186
4.90%, 07/01/33 (Call 04/01/33)	1,195	1,100,282

Security	Par (000)	Value

Electric (continued)
5.25%, 01/15/53 (Call 07/15/52)	$2,380	$2,048,064
Series A, 0.75%, 12/01/25 (Call 11/01/25)	575	521,617
Series A, 2.05%, 07/01/31 (Call 04/01/31)	3,390	2,583,118
Series A, 3.20%, 03/15/27 (Call 12/15/26)	2,618	2,416,451
Series A, 4.15%, 06/01/45 (Call 12/01/44)	365	274,241
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)	3,650	2,869,670
3.20%, 12/01/51 (Call 06/01/51)	720	421,209
3.60%, 06/15/61 (Call 12/15/60)	3,238	1,991,303
3.70%, 11/15/59 (Call 05/15/59)	2,458	1,511,314
3.80%, 05/15/28 (Call 02/15/28)	3,091	2,861,711
3.85%, 06/15/46 (Call 12/15/45)	2,564	1,740,933
3.95%, 03/01/43 (Call 09/01/42)	1,751	1,256,480
4.45%, 03/15/44 (Call 09/15/43)	2,878	2,195,101
4.50%, 12/01/45 (Call 06/01/45)	1,607	1,212,938
4.50%, 05/15/58 (Call 11/15/57)	2,819	2,024,742
4.63%, 12/01/54 (Call 06/01/54)	2,377	1,770,469
5.20%, 03/01/33 (Call 12/01/32)(b)	2,000	1,881,876
5.70%, 06/15/40	1,867	1,679,340
6.15%, 11/15/52 (Call 05/15/52)	2,950	2,806,630
Series 05-A, 5.30%, 03/01/35	1,140	1,036,183
Series 06-A, 5.85%, 03/15/36	1,723	1,637,013
Series 06-B, 6.20%, 06/15/36	782	763,342
Series 07-A, 6.30%, 08/15/37	893	871,525
Series 08-B, 6.75%, 04/01/38	1,933	1,989,889
Series 09-C, 5.50%, 12/01/39	2,466	2,177,973
Series 12-A, 4.20%, 03/15/42	1,618	1,204,143
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	2,152	1,466,480
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	2,604	2,240,989
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	4,279	2,986,781
Series A, 4.13%, 05/15/49 (Call 11/15/48)	2,817	1,981,518
Series B, 3.13%, 11/15/27 (Call 08/15/27)	783	714,437
Series C, 3.00%, 12/01/60 (Call 06/01/60)	1,788	937,889
Series C, 4.00%, 11/15/57 (Call 05/15/57)	1,395	934,343
Series C, 4.30%, 12/01/56 (Call 06/01/56)	2,159	1,502,198
Series D, 4.00%, 12/01/28 (Call 09/01/28)	1,837	1,695,591
Series E, 4.65%, 12/01/48 (Call 06/01/48)	2,684	2,063,416
Constellation Energy Generation LLC
3.25%, 06/01/25 (Call 05/01/25)	4,512	4,317,133
5.60%, 03/01/28 (Call 02/01/28)	1,830	1,796,224
5.60%, 06/15/42 (Call 12/15/41)	2,853	2,449,530
5.80%, 03/01/33 (Call 12/01/32)	2,110	2,001,095
6.13%, 01/15/34 (Call 10/15/33)	1,515	1,465,039
6.25%, 10/01/39	1,062	984,647
6.50%, 10/01/53 (Call 04/01/53)	1,360	1,280,609
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)(b)	2,175	1,047,528
2.65%, 08/15/52 (Call 02/15/52)	287	155,635
3.10%, 08/15/50 (Call 02/15/50)	2,707	1,655,336
3.25%, 08/15/46 (Call 02/15/46)	1,828	1,163,346
3.50%, 08/01/51 (Call 02/01/51)	2,346	1,532,150
3.60%, 08/15/32 (Call 02/15/32)	1,130	950,388
3.75%, 02/15/50 (Call 08/15/49)	1,421	965,764
3.80%, 11/15/28 (Call 08/15/28)	676	622,434
3.95%, 05/15/43 (Call 11/15/42)	1,096	809,329
3.95%, 07/15/47 (Call 01/15/47)	1,413	1,016,549
4.05%, 05/15/48 (Call 11/15/47)	2,302	1,681,069
4.20%, 09/01/52 (Call 03/01/52)	1,970	1,444,990
4.35%, 04/15/49 (Call 10/15/48)	2,161	1,646,916
4.63%, 05/15/33 (Call 11/15/32)	1,880	1,702,352

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.65%, 03/01/28 (Call 01/01/28)	$2,765	$2,666,924
4.90%, 02/15/29 (Call 12/15/28)	2,395	2,313,502
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	2,310	1,537,006
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	1,684	1,213,815
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	2,003	1,931,147
4.25%, 06/01/28 (Call 03/01/28)	2,802	2,609,136
4.35%, 08/15/32 (Call 05/15/32)	1,520	1,315,107
4.70%, 12/01/44 (Call 06/01/44)	1,740	1,317,169
4.85%, 08/15/52 (Call 02/15/52)	1,885	1,432,381
5.38%, 11/15/32 (Call 08/15/32)	1,960	1,815,185
7.00%, 06/15/38	1,770	1,772,328
Series A, 1.45%, 04/15/26 (Call 03/15/26)	2,920	2,625,347
Series A, 3.30%, 03/15/25 (Call 02/15/25)	1,670	1,611,571
Series A, 4.60%, 03/15/49 (Call 09/15/48)	1,185	875,779
Series B, 3.30%, 04/15/41 (Call 10/15/40)	1,695	1,105,709
Series B, 3.60%, 03/15/27 (Call 01/15/27)	1,435	1,330,688
Series B, 5.95%, 06/15/35	2,167	2,045,077
Series C, 2.25%, 08/15/31 (Call 05/15/31)	1,873	1,398,865
Series C, 3.38%, 04/01/30 (Call 01/01/30)	5,509	4,632,827
Series C, 4.05%, 09/15/42 (Call 03/15/42)	1,665	1,169,562
Series C, 4.90%, 08/01/41 (Call 02/01/41)	2,310	1,845,032
Series D, 2.85%, 08/15/26 (Call 05/15/26)	2,078	1,910,832
Series E, 6.30%, 03/15/33	1,415	1,381,229
Series F, 5.25%, 08/01/33	2,160	1,966,897
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	1,580	1,250,985
5.10%, 06/01/65 (Call 12/01/64)	2,200	1,785,026
5.30%, 05/15/33	2,370	2,234,245
5.45%, 02/01/41 (Call 08/01/40)	1,595	1,420,950
6.05%, 01/15/38	1,855	1,803,180
6.25%, 10/15/53 (Call 04/15/53)	540	525,207
6.63%, 02/01/32(b)	375	389,179
Series A, 2.30%, 12/01/31 (Call 09/01/31)	2,360	1,802,269
DTE Electric Co.
2.25%, 03/01/30 (Call 12/01/29)	2,537	2,057,406
2.95%, 03/01/50 (Call 09/01/49)	1,780	1,028,840
3.38%, 03/01/25 (Call 12/01/24)	1,232	1,195,504
3.70%, 03/15/45 (Call 09/15/44)	2,560	1,768,364
3.70%, 06/01/46 (Call 12/01/45)(b)	1,590	1,093,509
3.75%, 08/15/47 (Call 02/15/47)	1,937	1,331,214
3.95%, 03/01/49 (Call 09/01/48)	2,484	1,746,352
4.30%, 07/01/44 (Call 01/01/44)	1,646	1,260,252
5.20%, 04/01/33 (Call 01/01/33)	2,195	2,070,380
5.40%, 04/01/53 (Call 10/01/52)	1,955	1,719,636
Series A, 1.90%, 04/01/28 (Call 02/01/28)	2,795	2,396,219
Series A, 3.00%, 03/01/32 (Call 12/01/31)	2,185	1,760,040
Series A, 4.00%, 04/01/43 (Call 10/01/42)	327	239,430
Series A, 4.05%, 05/15/48 (Call 11/15/47)	1,956	1,406,287
Series B, 3.25%, 04/01/51 (Call 10/01/50)	1,876	1,138,150
Series B, 3.65%, 03/01/52 (Call 09/01/51)	1,085	710,544
Series C, 2.63%, 03/01/31 (Call 12/01/30)	2,372	1,913,418
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	3,845	3,531,376
2.95%, 03/01/30 (Call 12/01/29)	1,698	1,394,553
4.22%, 11/01/24(d)	3,935	3,857,450
4.88%, 06/01/28 (Call 05/01/28)	4,445	4,230,482
Series C, 3.40%, 06/15/29 (Call 03/15/29)	2,395	2,077,235
Series F, 1.05%, 06/01/25 (Call 05/01/25)	4,360	4,029,270

Security	Par (000)	Value

Electric (continued)
Duke Energy Carolinas LLC
2.45%, 08/15/29 (Call 05/15/29)	$1,979	$1,652,093
2.45%, 02/01/30 (Call 11/01/29)	2,335	1,912,887
2.55%, 04/15/31 (Call 01/15/31)	3,003	2,400,444
2.85%, 03/15/32 (Call 12/15/31)	2,830	2,246,012
2.95%, 12/01/26 (Call 09/01/26)	4,145	3,851,127
3.20%, 08/15/49 (Call 02/15/49)	2,115	1,271,166
3.45%, 04/15/51 (Call 10/15/50)	2,470	1,544,771
3.55%, 03/15/52 (Call 09/15/51)	1,990	1,263,101
3.70%, 12/01/47 (Call 06/01/47)	2,882	1,930,656
3.75%, 06/01/45 (Call 12/01/44)	2,384	1,620,814
3.88%, 03/15/46 (Call 09/15/45)	2,590	1,781,351
3.95%, 11/15/28 (Call 08/15/28)	2,696	2,493,423
3.95%, 03/15/48 (Call 09/15/47)	2,120	1,475,104
4.00%, 09/30/42 (Call 03/30/42)	1,104	807,167
4.25%, 12/15/41 (Call 06/15/41)	1,109	846,848
4.95%, 01/15/33 (Call 10/15/32)	1,960	1,809,782
5.30%, 02/15/40	2,935	2,600,890
5.35%, 01/15/53 (Call 07/15/52)	1,395	1,197,030
5.40%, 01/15/54 (Call 07/15/53)	1,689	1,459,118
6.00%, 01/15/38	1,062	1,032,208
6.05%, 04/15/38	1,785	1,723,365
6.10%, 06/01/37	1,910	1,849,423
6.45%, 10/15/32	1,280	1,287,559
Series A, 6.00%, 12/01/28	1,534	1,558,335
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	3,758	3,428,772
2.45%, 06/01/30 (Call 03/01/30)	2,550	2,030,230
2.55%, 06/15/31 (Call 03/15/31)	1,730	1,334,670
2.65%, 09/01/26 (Call 06/01/26)	2,409	2,206,921
3.15%, 08/15/27 (Call 05/15/27)	3,903	3,532,886
3.25%, 01/15/82 (Call 01/15/27), (5-year CMT + 2.321%)(a)	2,297	1,659,540
3.30%, 06/15/41 (Call 12/15/40)	3,578	2,344,265
3.40%, 06/15/29 (Call 03/15/29)	2,287	2,003,330
3.50%, 06/15/51 (Call 12/15/50)	1,590	967,861
3.75%, 09/01/46 (Call 03/01/46)	4,442	2,891,089
3.95%, 08/15/47 (Call 02/15/47)	2,490	1,666,265
4.20%, 06/15/49 (Call 12/15/48)	2,660	1,837,248
4.30%, 03/15/28 (Call 02/15/28)	3,820	3,584,398
4.50%, 08/15/32 (Call 05/15/32)	4,390	3,836,897
4.80%, 12/15/45 (Call 06/15/45)	2,714	2,105,376
5.00%, 12/08/25	1,490	1,465,812
5.00%, 12/08/27 (Call 11/08/27)	2,925	2,824,272
5.00%, 08/15/52 (Call 02/15/52)	3,835	2,986,346
5.75%, 09/15/33 (Call 06/15/33)	3,210	3,048,141
6.10%, 09/15/53 (Call 03/15/53)	2,920	2,661,383
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	2,360	1,815,856
2.40%, 12/15/31 (Call 09/15/31)	2,855	2,198,126
2.50%, 12/01/29 (Call 09/01/29)	2,593	2,157,797
3.00%, 12/15/51 (Call 06/15/51)	2,752	1,559,034
3.20%, 01/15/27 (Call 10/15/26)	3,707	3,449,394
3.40%, 10/01/46 (Call 04/01/46)	2,993	1,891,338
3.80%, 07/15/28 (Call 04/15/28)	2,690	2,494,442
3.85%, 11/15/42 (Call 05/15/42)	2,101	1,493,544
4.20%, 07/15/48 (Call 01/15/48)	2,115	1,533,798
5.65%, 04/01/40	2,031	1,854,376
5.95%, 11/15/52 (Call 05/15/52)	1,035	960,467
6.35%, 09/15/37	1,281	1,266,798
6.40%, 06/15/38	4,024	4,001,602

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Duke Energy Florida Project Finance LLC
Series 2032, 2.86%, 03/01/35(b)	$630	$508,418
Series 2035, 3.11%, 09/01/38(b)	790	602,960
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	2,815	1,510,977
3.75%, 05/15/46 (Call 11/15/45)	1,484	998,249
5.40%, 04/01/53 (Call 10/01/52)	2,110	1,810,262
6.12%, 10/15/35	1,119	1,091,678
6.35%, 08/15/38	933	921,618
6.45%, 04/01/39	2,073	2,067,511
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	1,104	907,303
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	2,570	1,542,823
Duke Energy Ohio Inc.
2.13%, 06/01/30 (Call 03/01/30)	1,848	1,444,422
3.65%, 02/01/29 (Call 11/01/28)	1,801	1,625,403
3.70%, 06/15/46 (Call 12/15/45)	1,767	1,162,545
4.30%, 02/01/49 (Call 08/01/48)	1,422	1,031,246
5.25%, 04/01/33 (Call 01/01/33)	1,610	1,512,599
5.65%, 04/01/53 (Call 10/01/52)	645	572,153
Duke Energy Progress LLC
2.00%, 08/15/31 (Call 05/15/31)	2,715	2,043,369
2.50%, 08/15/50 (Call 02/15/50)	2,290	1,173,894
2.90%, 08/15/51 (Call 02/15/51)	1,519	842,516
3.25%, 08/15/25 (Call 05/15/25)	2,132	2,051,096
3.40%, 04/01/32 (Call 01/01/32)	2,170	1,797,871
3.45%, 03/15/29 (Call 12/15/28)	2,552	2,281,986
3.60%, 09/15/47 (Call 03/15/47)	2,636	1,728,725
3.70%, 09/01/28 (Call 06/01/28)	2,301	2,110,963
3.70%, 10/15/46 (Call 04/15/46)	2,444	1,616,964
4.00%, 04/01/52 (Call 10/01/51)	1,170	801,736
4.10%, 05/15/42 (Call 11/15/41)	970	723,118
4.10%, 03/15/43 (Call 09/15/42)	1,619	1,185,632
4.15%, 12/01/44 (Call 06/01/44)	2,604	1,901,486
4.20%, 08/15/45 (Call 02/15/45)	1,504	1,095,114
4.38%, 03/30/44 (Call 09/30/43)	1,767	1,337,832
5.25%, 03/15/33 (Call 12/15/32)	1,335	1,257,951
5.35%, 03/15/53 (Call 09/15/52)	1,510	1,286,908
6.30%, 04/01/38	1,735	1,706,465
Edison International
3.55%, 11/15/24 (Call 10/15/24)	2,568	2,494,490
4.13%, 03/15/28 (Call 12/15/27)	2,665	2,422,252
4.70%, 08/15/25	1,705	1,655,292
4.95%, 04/15/25 (Call 03/15/25)	1,823	1,783,399
5.25%, 11/15/28 (Call 10/15/28)(b)	1,535	1,455,937
5.75%, 06/15/27 (Call 04/15/27)	3,228	3,173,896
6.95%, 11/15/29 (Call 09/15/29)	2,095	2,130,349
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)(b)	1,291	1,003,705
6.00%, 05/15/35	619	573,470
Emera U.S. Finance LP
2.64%, 06/15/31 (Call 03/15/31)	1,840	1,390,524
3.55%, 06/15/26 (Call 03/15/26)	3,895	3,648,718
4.75%, 06/15/46 (Call 12/15/45)	4,481	3,124,299
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	3,593	3,352,400
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	3,742	3,484,047
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	1,793	933,271
3.35%, 06/15/52 (Call 12/15/51)	1,740	1,045,731
3.50%, 04/01/26 (Call 01/01/26)	3,273	3,110,021

Security	Par (000)	Value

Electric (continued)
4.00%, 06/01/28 (Call 03/01/28)	$375	$349,701
4.20%, 04/01/49 (Call 10/01/48)	2,594	1,859,571
5.15%, 01/15/33 (Call 10/15/32)	1,785	1,660,615
5.30%, 09/15/33 (Call 06/15/33)	1,245	1,163,579
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	2,078	1,891,615
1.90%, 06/15/28 (Call 04/15/28)	1,920	1,604,567
2.40%, 06/15/31 (Call 03/05/31)	2,670	2,028,923
2.80%, 06/15/30 (Call 03/15/30)	2,812	2,283,522
2.95%, 09/01/26 (Call 06/01/26)	3,347	3,083,848
3.75%, 06/15/50 (Call 12/15/49)	2,834	1,782,924
Entergy Louisiana LLC
1.60%, 12/15/30 (Call 09/15/30)	1,453	1,069,500
2.35%, 06/15/32 (Call 03/15/32)	1,540	1,152,656
2.40%, 10/01/26 (Call 07/01/26)	2,541	2,316,150
2.90%, 03/15/51 (Call 09/15/50)	3,135	1,730,480
3.05%, 06/01/31 (Call 03/01/31)	1,545	1,253,836
3.10%, 06/15/41 (Call 12/15/40)	276	179,032
3.12%, 09/01/27 (Call 06/01/27)	2,165	1,966,766
3.25%, 04/01/28 (Call 01/01/28)	2,744	2,461,294
4.00%, 03/15/33 (Call 12/15/32)	2,687	2,257,441
4.20%, 09/01/48 (Call 03/01/48)	3,516	2,505,310
4.20%, 04/01/50 (Call 10/01/49)	2,521	1,792,354
4.75%, 09/15/52 (Call 03/15/52)	2,405	1,842,263
4.95%, 01/15/45 (Call 01/15/25)	2,610	2,084,949
5.40%, 11/01/24	336	334,245
5.59%, 10/01/24(b)	102	102,000
Entergy Mississippi LLC
2.85%, 06/01/28 (Call 03/01/28)	4,023	3,544,177
3.50%, 06/01/51 (Call 03/01/51)	845	524,024
3.85%, 06/01/49 (Call 12/01/48)	489	328,822
5.00%, 09/01/33 (Call 06/01/33)	860	786,763
Entergy Texas Inc.
1.75%, 03/15/31 (Call 12/15/30)	2,020	1,493,407
3.55%, 09/30/49 (Call 03/30/49)	2,320	1,466,987
4.00%, 03/30/29 (Call 12/30/28)	732	667,237
4.50%, 03/30/39 (Call 09/30/38)	175	139,970
5.00%, 09/15/52 (Call 03/15/52)	1,680	1,336,732
5.80%, 09/01/53 (Call 03/01/53)	1,300	1,164,875
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	4,005	3,363,436
Evergy Kansas Central Inc.
2.55%, 07/01/26 (Call 04/01/26)	1,765	1,631,346
3.10%, 04/01/27 (Call 01/01/27)	1,975	1,818,549
3.25%, 09/01/49 (Call 03/01/49)	1,353	808,062
3.45%, 04/15/50 (Call 10/15/49)	1,435	893,129
4.10%, 04/01/43 (Call 10/01/42)	1,920	1,388,446
4.13%, 03/01/42 (Call 09/01/41)	2,072	1,523,407
4.25%, 12/01/45 (Call 06/01/45)	1,374	996,539
5.70%, 03/15/53 (Call 09/15/52)	1,215	1,071,752
Evergy Metro Inc.
3.65%, 08/15/25 (Call 05/15/25)	1,625	1,563,573
4.20%, 06/15/47 (Call 12/15/46)	1,210	873,136
4.20%, 03/15/48 (Call 09/15/47)	1,104	791,014
4.95%, 04/15/33 (Call 01/15/33)	1,510	1,378,229
5.30%, 10/01/41 (Call 04/01/41)	1,781	1,561,061
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	1,733	1,203,577
Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	1,983	1,571,105
Eversource Energy
2.55%, 03/15/31 (Call 12/15/30)(b)	1,925	1,492,545

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.90%, 03/01/27 (Call 02/01/27)	$2,980	$2,702,770
3.38%, 03/01/32 (Call 12/01/31)	2,252	1,811,631
3.45%, 01/15/50 (Call 07/15/49)	2,560	1,560,148
4.60%, 07/01/27 (Call 06/01/27)	3,188	3,035,767
4.75%, 05/15/26	1,575	1,531,210
5.13%, 05/15/33 (Call 02/15/33)	2,285	2,066,681
5.45%, 03/01/28 (Call 02/01/28)	4,640	4,529,757
Series H, 3.15%, 01/15/25 (Call 10/15/24)	1,681	1,625,594
Series M, 3.30%, 01/15/28 (Call 10/15/27)	1,146	1,032,690
Series O, 4.25%, 04/01/29 (Call 01/01/29)	2,212	2,028,773
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	2,412	2,201,343
Series R, 1.65%, 08/15/30 (Call 05/15/30)	2,581	1,933,513
Series U, 1.40%, 08/15/26 (Call 07/15/26)(b)	1,725	1,527,856
Exelon Corp.
2.75%, 03/15/27 (Call 02/15/27)	2,305	2,083,584
3.35%, 03/15/32 (Call 12/15/31)	510	412,823
3.40%, 04/15/26 (Call 01/15/26)	4,152	3,935,673
3.95%, 06/15/25 (Call 03/15/25)	3,998	3,868,919
4.05%, 04/15/30 (Call 01/15/30)	5,535	4,892,220
4.10%, 03/15/52 (Call 09/15/51)	1,500	1,019,659
4.45%, 04/15/46 (Call 10/15/45)	2,358	1,738,429
4.70%, 04/15/50 (Call 10/15/49)	3,232	2,437,005
4.95%, 06/15/35 (Call 12/15/34)	1,054	911,955
5.10%, 06/15/45 (Call 12/15/44)	2,505	2,038,127
5.15%, 03/15/28 (Call 02/15/28)	1,420	1,377,069
5.30%, 03/15/33 (Call 12/15/32)	3,005	2,789,106
5.60%, 03/15/53 (Call 09/15/52)	2,615	2,245,269
5.63%, 06/15/35	2,584	2,403,136
Exelon Generation Co. LLC, 5.75%, 10/01/41 (Call 04/01/41)	3,876	3,374,293
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)	3,063	2,388,350
2.85%, 04/01/25 (Call 03/01/25)	8,029	7,722,227
2.88%, 12/04/51 (Call 06/04/51)	4,772	2,707,431
3.13%, 12/01/25 (Call 06/01/25)	3,228	3,078,732
3.15%, 10/01/49 (Call 04/01/49)	3,264	1,987,342
3.70%, 12/01/47 (Call 06/01/47)	3,107	2,124,280
3.80%, 12/15/42 (Call 06/15/42)	1,936	1,424,406
3.95%, 03/01/48 (Call 09/01/47)	4,152	2,972,948
3.99%, 03/01/49 (Call 09/01/48)	2,700	1,935,852
4.05%, 06/01/42 (Call 12/01/41)	2,540	1,930,600
4.05%, 10/01/44 (Call 04/01/44)	2,288	1,703,166
4.13%, 02/01/42 (Call 08/01/41)	2,353	1,825,598
4.13%, 06/01/48 (Call 12/01/47)	2,361	1,732,707
4.40%, 05/15/28 (Call 03/15/28)	1,415	1,346,832
4.45%, 05/15/26 (Call 04/15/26)	915	894,951
4.63%, 05/15/30 (Call 03/15/30)	2,305	2,153,764
4.80%, 05/15/33 (Call 02/15/33)	1,125	1,031,100
4.95%, 06/01/35	514	466,571
5.05%, 04/01/28 (Call 03/01/28)	2,010	1,967,427
5.10%, 04/01/33 (Call 01/01/33)	2,880	2,701,337
5.25%, 02/01/41 (Call 08/01/40)	2,269	2,033,139
5.30%, 04/01/53 (Call 10/01/52)	2,235	1,954,298
5.63%, 04/01/34	990	964,031
5.65%, 02/01/37	2,475	2,350,556
5.69%, 03/01/40	2,483	2,360,117
5.95%, 02/01/38	1,863	1,805,111
5.96%, 04/01/39	765	743,539
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	5,810	5,328,621

Security	Par (000)	Value

Electric (continued)
Georgia Power Co.
3.25%, 04/01/26 (Call 01/01/26)	$295	$278,344
3.25%, 03/30/27 (Call 12/30/26)	2,210	2,027,835
4.30%, 03/15/42	4,463	3,413,281
4.30%, 03/15/43	1,967	1,476,679
4.65%, 05/16/28 (Call 03/16/28)	4,140	3,954,083
4.70%, 05/15/32 (Call 02/15/32)(b)	1,505	1,363,884
4.95%, 05/17/33 (Call 11/17/32)	4,470	4,083,648
5.13%, 05/15/52 (Call 11/15/51)	3,090	2,564,008
Series 10-C, 4.75%, 09/01/40	2,324	1,887,504
Series A, 3.25%, 03/15/51 (Call 09/15/50)	915	547,481
Series B, 2.65%, 09/15/29 (Call 06/15/29)	3,522	2,958,795
Series B, 3.70%, 01/30/50 (Call 07/30/49)	2,168	1,425,888
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	3,236	2,978,000
Iberdrola International BV
5.81%, 03/15/25	3,705	3,698,030
6.75%, 07/15/36	1,502	1,552,193
Idaho Power Co.
5.50%, 03/15/53 (Call 09/15/52)(b)	1,070	933,824
5.80%, 04/01/54 (Call 10/01/53)	610	553,730
Series K, 4.20%, 03/01/48 (Call 09/01/47)	941	686,339
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	2,560	1,525,450
3.85%, 05/15/28 (Call 02/15/28)	2,049	1,907,158
4.25%, 08/15/48 (Call 02/15/48)	1,705	1,219,905
5.63%, 04/01/53 (Call 10/01/52)	1,170	1,038,154
6.05%, 03/15/37	265	255,870
Series K, 4.55%, 03/15/46 (Call 09/15/45)	2,198	1,689,715
Series L, 3.75%, 07/01/47 (Call 01/01/47)	1,088	715,086
Interstate Power & Light Co.
2.30%, 06/01/30 (Call 03/01/30)	1,102	866,131
3.10%, 11/30/51 (Call 05/30/51)	1,455	815,092
3.25%, 12/01/24 (Call 09/01/24)	3,215	3,122,362
3.50%, 09/30/49 (Call 03/30/49)	1,539	963,492
3.60%, 04/01/29 (Call 01/01/29)	1,117	1,000,474
3.70%, 09/15/46 (Call 03/15/46)	1,223	790,649
4.10%, 09/26/28 (Call 06/26/28)	3,096	2,868,577
5.70%, 10/15/33 (Call 07/15/33)	1,170	1,118,562
6.25%, 07/15/39	1,010	956,494
IPALCO Enterprises Inc., 4.25%, 05/01/30 (Call 02/01/30)	2,860	2,468,947
ITC Holdings Corp.
3.25%, 06/30/26 (Call 03/30/26)	2,080	1,949,593
3.35%, 11/15/27 (Call 08/15/27)	1,635	1,483,410
5.30%, 07/01/43 (Call 01/01/43)	1,601	1,342,066
John Sevier Combined Cycle Generation LLC, 4.63%, 01/15/42	361	311,394
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	2,200	1,339,585
4.38%, 10/01/45 (Call 04/01/45)	2,236	1,653,804
5.13%, 11/01/40 (Call 05/01/40)	2,744	2,318,193
5.45%, 04/15/33 (Call 01/15/33)	1,100	1,047,746
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	925	666,895
5.45%, 04/15/33 (Call 01/15/33)	1,190	1,135,092
Series 25, 3.30%, 10/01/25 (Call 07/01/25)	1,177	1,127,891
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	2,645	1,416,770
3.10%, 05/01/27 (Call 02/01/27)	2,825	2,591,640
3.15%, 04/15/50 (Call 10/15/49)	2,932	1,758,632

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.65%, 04/15/29 (Call 01/15/29)	$4,630	$4,173,554
3.65%, 08/01/48 (Call 02/01/48)	3,333	2,256,134
3.95%, 08/01/47 (Call 02/01/47)	2,538	1,806,570
4.25%, 05/01/46 (Call 11/01/45)	1,675	1,247,775
4.25%, 07/15/49 (Call 01/15/49)	3,859	2,854,543
4.40%, 10/15/44 (Call 04/15/44)	1,822	1,407,718
4.80%, 09/15/43 (Call 03/15/43)	1,092	895,289
5.35%, 01/15/34 (Call 10/15/33)	1,295	1,245,431
5.75%, 11/01/35	500	487,489
5.80%, 10/15/36	1,834	1,776,355
5.85%, 09/15/54 (Call 03/15/54)	565	528,965
6.75%, 12/30/31	1,135	1,196,564
Mississippi Power Co.
3.95%, 03/30/28 (Call 12/30/27)	3,840	3,542,330
Series 12-A, 4.25%, 03/15/42	2,356	1,729,126
Series B, 3.10%, 07/30/51 (Call 01/30/51)	1,453	806,713
National Grid PLC
5.60%, 06/12/28 (Call 05/12/28)	260	253,674
5.81%, 06/12/33 (Call 03/12/33)	762	718,670
National Grid USA, 5.80%, 04/01/35	1,447	1,337,041
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	2,562	2,275,328
1.35%, 03/15/31 (Call 12/15/30)	2,229	1,598,177
1.65%, 06/15/31 (Call 03/15/31)	1,615	1,180,426
1.88%, 02/07/25	1,421	1,352,219
2.40%, 03/15/30 (Call 12/15/29)	2,560	2,060,194
2.75%, 04/15/32 (Call 01/15/32)	2,200	1,711,486
2.85%, 01/27/25 (Call 10/27/24)	2,002	1,933,628
3.05%, 04/25/27 (Call 01/25/27)	2,176	1,996,752
3.25%, 11/01/25 (Call 08/01/25)	2,690	2,571,566
3.40%, 02/07/28 (Call 11/07/27)	2,630	2,396,422
3.45%, 06/15/25	1,520	1,465,817
3.70%, 03/15/29 (Call 12/15/28)	970	869,773
3.90%, 11/01/28 (Call 08/01/28)	1,503	1,382,110
4.02%, 11/01/32 (Call 05/01/32)	1,559	1,332,952
4.15%, 12/15/32 (Call 09/15/32)	1,860	1,602,910
4.30%, 03/15/49 (Call 09/15/48)	1,839	1,345,167
4.40%, 11/01/48 (Call 05/01/48)	1,260	934,295
4.45%, 03/13/26 (Call 02/13/26)	1,645	1,602,824
4.80%, 03/15/28 (Call 02/15/28)	4,295	4,155,495
5.05%, 09/15/28 (Call 08/15/28)	1,624	1,576,490
5.25%, 04/20/46 (Call 04/20/26), (3-mo. LIBOR US + 3.630%)(a)	1,050	988,871
5.45%, 10/30/25	2,735	2,731,677
5.60%, 11/13/26 (Call 10/13/26)	1,100	1,099,615
5.80%, 01/15/33 (Call 07/15/32)	2,200	2,130,445
7.13%, 09/15/53 (Call 06/15/28), (5-year CMT + 3.533%)(a)	340	337,163
Series C, 8.00%, 03/01/32	1,238	1,373,135
Nevada Power Co.
5.90%, 05/01/53 (Call 11/01/52)	885	806,933
6.00%, 03/15/54 (Call 09/15/53)	1,995	1,833,362
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	2,489	2,222,326
Series DD, 2.40%, 05/01/30 (Call 02/01/30)	1,070	859,313
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	1,485	850,577
Series N, 6.65%, 04/01/36	1,710	1,717,354
Series R, 6.75%, 07/01/37	1,575	1,599,006
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	5,350	4,702,114
1.90%, 06/15/28 (Call 04/15/28)	3,890	3,247,425

Security	Par (000)	Value

Electric (continued)
2.25%, 06/01/30 (Call 03/01/30)	$4,477	$3,488,204
2.44%, 01/15/32 (Call 10/15/31)	4,658	3,492,462
2.75%, 11/01/29 (Call 08/01/29)	4,585	3,802,805
3.00%, 01/15/52 (Call 07/15/51)	2,250	1,234,009
3.50%, 04/01/29 (Call 01/01/29)	4,422	3,900,805
3.55%, 05/01/27 (Call 02/01/27)	7,187	6,612,027
3.80%, 03/15/82 (Call 03/15/27), (5-year CMT + 2.547%)(a)	980	784,405
4.45%, 06/20/25	3,385	3,302,402
4.63%, 07/15/27 (Call 06/15/27)	6,515	6,208,305
4.80%, 12/01/77 (Call 12/01/27), (3-mo. LIBOR US + 2.409%)(a)	2,848	2,394,956
4.90%, 02/28/28 (Call 01/28/28)	5,465	5,224,285
5.00%, 02/28/30 (Call 12/28/29)	4,540	4,243,899
5.00%, 07/15/32 (Call 04/15/32)	4,537	4,124,467
5.05%, 02/28/33 (Call 11/28/32)	4,570	4,148,865
5.25%, 02/28/53 (Call 08/28/52)	4,390	3,565,126
5.65%, 05/01/79 (Call 05/01/29), (3-mo. LIBOR US + 3.156%)(a)	796	702,523
5.75%, 09/01/25	580	577,238
6.05%, 03/01/25	1,400	1,399,397
Northern States Power Co./MN
2.25%, 04/01/31 (Call 10/01/30)	2,165	1,699,679
2.60%, 06/01/51 (Call 12/01/50)	2,205	1,170,877
2.90%, 03/01/50 (Call 09/01/49)	2,559	1,471,751
3.20%, 04/01/52 (Call 10/01/51)	1,750	1,047,258
3.40%, 08/15/42 (Call 02/15/42)	1,078	735,984
3.60%, 05/15/46 (Call 11/15/45)	1,311	874,619
3.60%, 09/15/47 (Call 03/15/47)	2,243	1,504,371
4.00%, 08/15/45 (Call 02/15/45)	1,307	935,639
4.13%, 05/15/44 (Call 11/15/43)	1,370	1,015,901
4.50%, 06/01/52 (Call 12/01/51)	1,730	1,328,248
5.10%, 05/15/53 (Call 11/15/52)	1,710	1,449,761
5.35%, 11/01/39	2,725	2,469,073
6.20%, 07/01/37	1,483	1,473,763
6.25%, 06/01/36	1,180	1,175,879
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	415	297,331
NSTAR Electric Co.
1.95%, 08/15/31 (Call 05/15/31)	876	657,004
3.10%, 06/01/51 (Call 12/01/50)	1,140	666,059
3.20%, 05/15/27 (Call 02/15/27)	2,486	2,292,145
3.25%, 05/15/29 (Call 02/15/29)	2,402	2,126,222
3.95%, 04/01/30 (Call 01/01/30)	2,261	2,023,442
4.40%, 03/01/44 (Call 09/01/43)	1,860	1,436,405
4.55%, 06/01/52 (Call 12/01/51)	2,300	1,755,743
4.95%, 09/15/52 (Call 03/15/52)	20	16,280
5.50%, 03/15/40	255	229,195
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)	1,760	1,111,735
4.50%, 04/01/47 (Call 10/01/46)	1,945	1,394,528
5.05%, 10/01/48 (Call 04/01/48)	1,900	1,470,556
5.25%, 09/01/50	1,217	978,090
5.38%, 11/01/40	1,765	1,457,379
5.95%, 11/01/39	1,581	1,434,739
Ohio Edison Co., 6.88%, 07/15/36	1,095	1,122,995
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	2,087	1,448,005
4.15%, 04/01/48 (Call 10/01/47)	1,677	1,194,385
5.00%, 06/01/33 (Call 03/01/33)	635	579,074
Series P, 2.60%, 04/01/30 (Call 01/01/30)	2,088	1,695,902

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	$2,571	$1,908,906
Series R, 2.90%, 10/01/51 (Call 04/01/51)	1,240	693,255
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	2,311	1,952,996
3.30%, 03/15/30 (Call 09/15/29)	1,756	1,490,545
3.80%, 08/15/28 (Call 02/15/28)	1,317	1,205,023
3.85%, 08/15/47 (Call 02/15/47)	1,754	1,177,658
4.15%, 04/01/47 (Call 10/01/46)	2,075	1,476,154
5.40%, 01/15/33 (Call 07/15/32)(b)	1,770	1,672,857
5.60%, 04/01/53 (Call 10/01/52)	820	723,045
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	3,595	3,264,919
2.70%, 11/15/51 (Call 05/15/51)	1,935	1,030,761
2.75%, 05/15/30 (Call 02/15/30)	2,487	2,054,141
2.95%, 04/01/25 (Call 01/01/25)	1,149	1,106,381
3.10%, 09/15/49 (Call 03/15/49)	2,360	1,400,875
3.70%, 11/15/28 (Call 08/15/28)	3,638	3,322,714
3.70%, 05/15/50 (Call 11/15/49)	2,531	1,686,991
3.75%, 04/01/45 (Call 10/01/44)	2,931	2,063,735
3.80%, 09/30/47 (Call 03/30/47)	2,532	1,737,755
3.80%, 06/01/49 (Call 12/01/48)	2,148	1,441,535
4.10%, 11/15/48 (Call 05/15/48)	1,750	1,261,575
4.15%, 06/01/32 (Call 03/01/32)	1,600	1,411,737
4.30%, 05/15/28 (Call 04/15/28)(e)	420	397,076
4.55%, 09/15/32 (Call 06/15/32)	2,740	2,448,263
4.55%, 12/01/41 (Call 06/01/41)	1,111	895,560
4.60%, 06/01/52 (Call 12/01/51)	350	270,950
4.95%, 09/15/52 (Call 03/15/52)	3,580	2,931,205
5.25%, 09/30/40(b)	1,247	1,123,121
5.30%, 06/01/42 (Call 12/01/41)	1,648	1,494,867
5.35%, 10/01/52 (Call 04/01/52)	220	191,947
5.75%, 03/15/29 (Call 12/15/28)(b)	1,249	1,257,600
7.00%, 05/01/32	969	1,023,789
7.25%, 01/15/33	2,107	2,279,216
7.50%, 09/01/38	594	658,661
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)	4,220	3,572,768
2.50%, 02/01/31 (Call 11/01/30)	7,318	5,425,504
2.95%, 03/01/26 (Call 12/01/25)	3,808	3,494,359
3.00%, 06/15/28 (Call 04/15/28)	3,235	2,739,125
3.15%, 01/01/26	3,698	3,421,421
3.25%, 06/01/31 (Call 03/01/31)	2,895	2,245,073
3.30%, 03/15/27 (Call 12/15/26)	1,817	1,628,130
3.30%, 12/01/27 (Call 09/01/27)	3,872	3,373,484
3.30%, 08/01/40 (Call 02/01/40)	2,062	1,253,405
3.45%, 07/01/25	1,847	1,750,708
3.50%, 06/15/25 (Call 03/15/25)	1,320	1,256,288
3.50%, 08/01/50 (Call 02/01/50)	7,390	4,118,999
3.75%, 07/01/28	3,664	3,210,159
3.75%, 08/15/42 (Call 02/15/42)	1,513	930,417
3.95%, 12/01/47 (Call 06/01/47)	3,438	2,055,458
4.00%, 12/01/46 (Call 06/01/46)	2,549	1,533,910
4.20%, 03/01/29 (Call 01/01/29)	1,625	1,417,642
4.20%, 06/01/41 (Call 12/01/40)	2,137	1,421,144
4.25%, 03/15/46 (Call 09/15/45)	2,147	1,354,909
4.30%, 03/15/45 (Call 09/15/44)	2,584	1,661,233
4.40%, 03/01/32 (Call 12/01/31)	2,035	1,673,778
4.45%, 04/15/42 (Call 10/15/41)	2,651	1,792,785
4.50%, 07/01/40 (Call 01/01/40)	7,578	5,386,302
4.55%, 07/01/30 (Call 01/01/30)	11,474	9,930,591
4.60%, 06/15/43 (Call 12/15/42)	2,577	1,760,216

Security	Par (000)	Value

Electric (continued)
4.65%, 08/01/28 (Call 05/01/28)	$1,430	$1,293,927
4.75%, 02/15/44 (Call 08/15/43)	2,800	1,951,277
4.95%, 06/08/25	2,750	2,684,862
4.95%, 07/01/50 (Call 01/01/50)	11,347	7,927,433
5.25%, 03/01/52 (Call 09/01/51)	2,440	1,764,717
5.45%, 06/15/27 (Call 05/15/27)	2,139	2,042,851
5.90%, 06/15/32 (Call 03/15/32)	3,205	2,921,157
6.10%, 01/15/29 (Call 12/15/28)	1,185	1,140,140
6.15%, 01/15/33 (Call 10/15/32)	2,995	2,761,901
6.40%, 06/15/33 (Call 03/15/33)	2,150	2,020,457
6.70%, 04/01/53 (Call 10/01/52)	1,745	1,550,502
6.75%, 01/15/53 (Call 07/15/52)	4,440	3,938,202
PacifiCorp
2.70%, 09/15/30 (Call 06/15/30)	1,550	1,238,781
2.90%, 06/15/52 (Call 12/15/51)	2,945	1,534,401
3.30%, 03/15/51 (Call 09/15/50)	2,494	1,426,900
3.50%, 06/15/29 (Call 03/15/29)	1,775	1,552,678
4.10%, 02/01/42 (Call 08/01/41)	1,866	1,317,973
4.13%, 01/15/49 (Call 07/15/48)	2,010	1,343,935
4.15%, 02/15/50 (Call 08/15/49)	2,397	1,606,776
5.25%, 06/15/35	904	799,783
5.35%, 12/01/53 (Call 06/01/53)	3,720	2,958,643
5.50%, 05/15/54 (Call 11/15/53)	2,645	2,155,339
5.75%, 04/01/37	1,062	973,670
6.00%, 01/15/39	2,538	2,325,476
6.10%, 08/01/36	1,165	1,117,226
6.25%, 10/15/37	2,556	2,426,868
6.35%, 07/15/38(b)	820	797,263
7.70%, 11/15/31	365	401,304
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	380	209,742
2.85%, 09/15/51 (Call 03/15/51)	1,115	614,018
3.00%, 09/15/49 (Call 03/15/49)	1,640	956,644
3.05%, 03/15/51 (Call 09/15/50)	1,070	621,690
3.15%, 10/15/25 (Call 07/15/25)	865	827,140
3.70%, 09/15/47 (Call 03/15/47)	1,841	1,264,255
3.90%, 03/01/48 (Call 09/01/47)	2,587	1,835,776
4.15%, 10/01/44 (Call 04/01/44)	1,165	866,563
4.38%, 08/15/52 (Call 02/15/52)	1,650	1,240,590
4.60%, 05/15/52 (Call 11/15/51)	1,800	1,400,620
4.90%, 06/15/33 (Call 03/15/33)	2,362	2,189,037
5.95%, 10/01/36	665	654,713
PG&E Recovery Funding LLC, 5.05%, 07/15/34	95	91,511
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	2,678	2,482,401
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	2,299	1,742,104
6.50%, 11/15/37	260	263,770
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	3,919	3,664,134
4.13%, 04/15/30 (Call 01/15/30)	1,710	1,512,654
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	1,652	983,235
3.95%, 06/01/47 (Call 12/01/46)	823	586,671
4.13%, 06/15/44 (Call 12/15/43)	928	684,802
4.15%, 10/01/45 (Call 04/01/45)	1,485	1,096,299
4.15%, 06/15/48 (Call 12/15/47)	1,600	1,179,011
4.75%, 07/15/43 (Call 01/15/43)	1,055	861,296
5.00%, 05/15/33 (Call 02/15/33)	3,280	3,040,724
5.25%, 05/15/53 (Call 11/15/52)	3,740	3,226,733

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.25%, 05/15/39	$1,485	$1,474,354
Progress Energy Inc.
6.00%, 12/01/39	3,172	2,948,483
7.00%, 10/30/31(b)	1,795	1,879,288
7.75%, 03/01/31	2,629	2,807,909
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	610	457,738
3.60%, 09/15/42 (Call 03/15/42)	1,363	931,338
3.70%, 06/15/28 (Call 12/15/27)	1,975	1,802,751
3.80%, 06/15/47 (Call 12/15/46)	1,689	1,134,920
4.05%, 09/15/49 (Call 03/15/49)	1,651	1,135,780
4.10%, 06/01/32 (Call 03/01/32)	1,235	1,069,511
4.10%, 06/15/48 (Call 12/15/47)	1,620	1,128,019
4.30%, 03/15/44 (Call 09/15/43)	1,416	1,055,262
4.50%, 06/01/52 (Call 12/01/51)	1,700	1,249,168
5.25%, 04/01/53 (Call 10/01/52)	2,845	2,378,519
6.50%, 08/01/38(b)	110	110,107
Series 17, 6.25%, 09/01/37	1,054	1,022,426
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	1,599	944,925
Series 35, 1.90%, 01/15/31 (Call 07/15/30)	2,289	1,734,430
Series 36, 2.70%, 01/15/51 (Call 07/15/50)(b).	1,580	828,192
Public Service Co. of New Hampshire
3.60%, 07/01/49 (Call 01/01/49)	1,550	1,038,701
5.15%, 01/15/53 (Call 07/15/52)	1,740	1,484,541
5.35%, 10/01/33 (Call 07/01/33)	1,170	1,115,520
Series V, 2.20%, 06/15/31 (Call 03/15/31)	230	178,032
Public Service Co. of Oklahoma
5.25%, 01/15/33 (Call 10/15/32)	2,700	2,490,440
Series J, 2.20%, 08/15/31 (Call 05/15/31)(b)	1,095	825,549
Series K, 3.15%, 08/15/51 (Call 02/15/51)	520	295,716
Public Service Electric & Gas Co.
0.95%, 03/15/26 (Call 02/15/26)	1,655	1,491,760
1.90%, 08/15/31 (Call 05/15/31)	2,270	1,716,280
2.05%, 08/01/50 (Call 02/01/50)	1,700	813,681
2.25%, 09/15/26 (Call 06/15/26)	1,439	1,316,072
2.45%, 01/15/30 (Call 10/15/29)	3,169	2,604,717
2.70%, 05/01/50 (Call 11/01/49)	765	425,913
3.00%, 05/15/25 (Call 02/15/25)	513	493,686
3.00%, 05/15/27 (Call 02/15/27)	2,154	1,978,044
3.00%, 03/01/51 (Call 09/01/50)	210	123,709
3.10%, 03/15/32 (Call 12/15/31)	434	355,569
3.15%, 01/01/50 (Call 07/01/49)	1,880	1,154,557
3.20%, 05/15/29 (Call 02/15/29)	1,559	1,372,923
3.20%, 08/01/49 (Call 02/01/49)	1,895	1,171,538
3.60%, 12/01/47 (Call 06/01/47)	1,694	1,146,786
3.65%, 09/01/28 (Call 06/01/28)	2,163	1,979,283
3.65%, 09/01/42 (Call 03/01/42)	1,975	1,417,971
3.70%, 05/01/28 (Call 02/01/28)	2,254	2,083,567
3.80%, 01/01/43 (Call 07/01/42)	564	410,858
3.80%, 03/01/46 (Call 09/01/45)	2,768	1,954,103
3.85%, 05/01/49 (Call 11/01/48)	2,392	1,671,631
3.95%, 05/01/42 (Call 11/01/41)	450	337,359
4.05%, 05/01/48 (Call 11/01/47)	1,891	1,387,532
4.65%, 03/15/33 (Call 12/15/32)	1,395	1,271,913
4.90%, 12/15/32 (Call 09/15/32)	2,613	2,427,361
5.13%, 03/15/53 (Call 09/15/52)	625	537,615
5.50%, 03/01/40	247	226,233
5.80%, 05/01/37	243	231,554
Public Service Electric and Gas Co.
5.20%, 08/01/33 (Call 05/01/33)	190	180,318
5.45%, 08/01/53 (Call 02/01/53)	20	18,044

Security	Par (000)	Value

Electric (continued)
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	$1,912	$1,749,634
1.60%, 08/15/30 (Call 05/15/30)	1,993	1,497,406
2.45%, 11/15/31 (Call 08/15/31)	1,025	776,088
5.85%, 11/15/27 (Call 10/15/27)	1,360	1,353,437
5.88%, 10/15/28 (Call 09/15/28)	1,825	1,806,195
6.13%, 10/15/33 (Call 07/15/33)	1,225	1,195,200
Puget Energy Inc.
2.38%, 06/15/28 (Call 04/15/28)	3,815	3,227,507
3.65%, 05/15/25 (Call 02/15/25)	2,558	2,454,990
4.10%, 06/15/30 (Call 03/15/30)	1,634	1,397,221
4.22%, 03/15/32 (Call 12/15/31)	1,964	1,634,833
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)	465	254,164
3.25%, 09/15/49 (Call 03/15/49)	3,323	1,991,126
4.22%, 06/15/48 (Call 12/15/47)	3,230	2,338,352
4.30%, 05/20/45 (Call 11/20/44)	1,522	1,109,518
5.64%, 04/15/41 (Call 10/15/40)	60	53,684
5.76%, 10/01/39	1,320	1,203,413
5.80%, 03/15/40	1,320	1,203,448
6.27%, 03/15/37	795	772,612
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)(b)	3,225	2,984,216
3.70%, 03/15/52 (Call 09/15/51)	450	292,794
4.15%, 05/15/48 (Call 11/15/47)	2,005	1,449,361
4.50%, 08/15/40	483	387,255
4.95%, 08/15/28 (Call 07/15/28)	5,185	5,000,060
5.35%, 04/01/53 (Call 10/01/52)	3,545	3,037,115
6.00%, 06/01/39	940	900,949
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	2,515	1,691,216
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	2,464	1,704,626
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	2,136	1,283,523
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	3,619	2,737,521
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	2,470	1,402,463
Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	1,445	1,164,206
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	3,734	3,386,033
3.30%, 04/01/25 (Call 03/01/25)	2,758	2,652,341
3.40%, 02/01/28 (Call 11/01/27)	4,377	3,943,298
3.70%, 04/01/29 (Call 02/01/29)	2,385	2,115,878
3.80%, 02/01/38 (Call 08/01/37)	3,547	2,645,326
4.00%, 02/01/48 (Call 08/01/47)	1,542	1,051,386
4.13%, 04/01/52 (Call 01/01/27), (5-year CMT + 2.868%)(a)	3,675	2,871,274
5.40%, 08/01/26 (Call 07/01/26)	2,195	2,162,691
5.50%, 08/01/33 (Call 05/01/33)	2,030	1,887,120
6.00%, 10/15/39	3,200	2,927,413
Sierra Pacific Power Co.
2.60%, 05/01/26 (Call 02/01/26)	3,274	3,040,930
5.90%, 03/15/54 (Call 09/15/53)(e)	2,200	1,985,529
Southern California Edison Co.
2.25%, 06/01/30 (Call 03/01/30)	2,362	1,861,772
2.75%, 02/01/32 (Call 11/01/31)	2,735	2,129,326
2.85%, 08/01/29 (Call 05/01/29)	2,453	2,081,883
3.45%, 02/01/52 (Call 08/01/51)	2,210	1,322,939
3.65%, 02/01/50 (Call 08/01/49)	5,134	3,261,140
4.00%, 04/01/47 (Call 10/01/46)	7,189	4,928,979
4.05%, 03/15/42 (Call 09/15/41)	2,112	1,510,167

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.50%, 09/01/40 (Call 03/01/40)	$1,585	$1,228,915
4.65%, 10/01/43 (Call 04/01/43)	2,168	1,674,668
4.90%, 06/01/26 (Call 05/01/26)	1,365	1,331,048
5.30%, 03/01/28 (Call 02/01/28)	565	552,422
5.50%, 03/15/40	2,483	2,178,747
5.63%, 02/01/36	1,419	1,295,379
5.65%, 10/01/28 (Call 09/01/28)	310	306,950
5.70%, 03/01/53 (Call 09/01/52)	465	404,379
5.85%, 11/01/27 (Call 10/01/27)	2,030	2,029,568
5.88%, 12/01/53 (Call 06/01/53)	1,790	1,594,931
5.95%, 11/01/32 (Call 08/01/32)	1,185	1,156,946
6.00%, 01/15/34	1,449	1,403,366
6.05%, 03/15/39	2,625	2,440,370
6.65%, 04/01/29	1,305	1,323,147
Series 04-G, 5.75%, 04/01/35	1,184	1,119,334
Series 05-E, 5.35%, 07/15/35	1,186	1,088,386
Series 06-E, 5.55%, 01/15/37	1,710	1,539,979
Series 08-A, 5.95%, 02/01/38	2,127	1,977,217
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	2,464	1,708,817
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	1,545	1,391,132
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	630	350,177
Series A, 4.20%, 03/01/29 (Call 12/01/28)	2,343	2,154,204
Series B, 3.65%, 03/01/28 (Call 12/01/27)	2,072	1,897,913
Series B, 4.88%, 03/01/49 (Call 09/01/48)	2,756	2,149,813
Series C, 3.60%, 02/01/45 (Call 08/01/44)	1,790	1,163,849
Series C, 4.13%, 03/01/48 (Call 09/01/47)	4,107	2,849,993
Series C, 4.20%, 06/01/25	1,450	1,412,303
Series D, 4.70%, 06/01/27 (Call 05/01/27)	2,317	2,225,723
Series E, 3.70%, 08/01/25 (Call 06/01/25)	3,597	3,453,665
Series E, 5.45%, 06/01/52 (Call 12/01/51)	1,799	1,504,245
Series G, 2.50%, 06/01/31 (Call 03/01/31)	2,997	2,330,087
Series H, 3.65%, 06/01/51 (Call 12/01/50)	1,812	1,135,760
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	9,548	8,926,685
4.25%, 07/01/36 (Call 01/01/36)	995	803,532
4.40%, 07/01/46 (Call 01/01/46)	7,011	5,172,685
4.85%, 06/15/28 (Call 04/15/28)	2,290	2,190,190
5.11%, 08/01/27	2,180	2,102,837
5.15%, 10/06/25	2,430	2,402,124
5.20%, 06/15/33 (Call 12/15/32)	2,875	2,642,458
5.50%, 03/15/29 (Call 01/15/29)	1,365	1,337,767
5.70%, 10/15/32 (Call 04/15/32)	1,590	1,523,382
5.70%, 03/15/34 (Call 09/15/33)	1,515	1,441,612
Series 21-A, 3.75%, 09/15/51 (Call 06/15/26), (5-year CMT + 2.915%)(a)	3,875	3,293,361
Series 21-B, 1.75%, 03/15/28 (Call 01/15/28)	1,330	1,118,004
Series A, 3.70%, 04/30/30 (Call 01/30/30)	4,180	3,624,315
Series B, 4.00%, 01/15/51 (Call 10/15/25), (5-year CMT + 3.733%)(a)	1,545	1,408,506
Southern Power Co.
0.90%, 01/15/26 (Call 12/15/25)	1,553	1,390,542
4.15%, 12/01/25 (Call 09/01/25)	3,511	3,390,006
5.15%, 09/15/41	2,498	2,049,738
5.25%, 07/15/43	1,515	1,230,369
Series F, 4.95%, 12/15/46 (Call 06/15/46)	1,565	1,199,210
Southwestern Electric Power Co.
3.25%, 11/01/51 (Call 05/01/51)	1,890	1,066,279
5.30%, 04/01/33 (Call 01/01/33)	820	754,669

Security	Par (000)	Value

Electric (continued)
6.20%, 03/15/40	$1,739	$1,627,364
Series J, 3.90%, 04/01/45 (Call 10/01/44)	680	451,305
Series K, 2.75%, 10/01/26 (Call 07/01/26)	1,770	1,619,584
Series L, 3.85%, 02/01/48 (Call 08/01/47)	2,283	1,462,283
Series M, 4.10%, 09/15/28 (Call 06/15/28)	2,015	1,847,542
Series N, 1.65%, 03/15/26 (Call 02/15/26)	2,530	2,290,288
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	1,298	789,320
3.70%, 08/15/47 (Call 02/15/47)	1,950	1,264,908
3.75%, 06/15/49 (Call 12/15/48)	1,428	926,291
4.50%, 08/15/41 (Call 02/15/41)	1,941	1,498,124
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	1,283	926,147
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	2,153	1,244,046
System Energy Resources Inc., 6.00%, 04/15/28 (Call 03/15/28)	735	709,401
Tampa Electric Co.
2.40%, 03/15/31 (Call 12/15/30)	1,924	1,491,821
3.45%, 03/15/51 (Call 09/15/50)	445	269,268
3.63%, 06/15/50 (Call 12/15/49)	1,436	915,695
4.10%, 06/15/42 (Call 12/15/41)	2,728	2,013,450
4.30%, 06/15/48 (Call 12/15/47)	1,529	1,105,038
4.35%, 05/15/44 (Call 11/15/43)	1,295	957,715
4.45%, 06/15/49 (Call 12/15/48)	1,644	1,209,523
5.00%, 07/15/52 (Call 01/15/52)	1,235	987,753
Toledo Edison Co. (The), 6.15%, 05/15/37	909	877,646
Tucson Electric Power Co.
1.50%, 08/01/30 (Call 05/01/30)	3,546	2,642,656
3.05%, 03/15/25 (Call 12/15/24)	580	559,547
3.25%, 05/15/32 (Call 02/15/32)(b)	998	809,993
3.25%, 05/01/51 (Call 11/01/50)	1,550	894,257
4.00%, 06/15/50 (Call 12/15/49)	1,282	859,167
4.85%, 12/01/48 (Call 06/01/48)	1,262	973,981
5.50%, 04/15/53 (Call 10/15/52)	1,645	1,405,813
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)	1,995	1,493,573
2.63%, 03/15/51 (Call 09/15/50)	1,386	735,335
2.95%, 06/15/27 (Call 03/15/27)	2,583	2,357,514
2.95%, 03/15/30 (Call 12/15/29)	2,134	1,795,106
3.25%, 10/01/49 (Call 04/01/49)	1,766	1,038,633
3.50%, 03/15/29 (Call 12/15/28)	2,456	2,195,458
3.65%, 04/15/45 (Call 10/15/44)	2,110	1,406,776
3.90%, 09/15/42 (Call 03/15/42)	1,050	753,367
3.90%, 04/01/52 (Call 10/01/51)	750	517,023
4.00%, 04/01/48 (Call 10/01/47)	2,200	1,528,274
5.30%, 08/01/37	175	159,780
5.45%, 03/15/53 (Call 09/15/52)	2,350	2,051,431
8.45%, 03/15/39	523	614,122
Virginia Electric & Power Co.
2.30%, 11/15/31 (Call 08/15/31)	2,509	1,916,091
2.40%, 03/30/32 (Call 12/30/31)	1,105	839,666
2.45%, 12/15/50 (Call 06/15/50)	3,327	1,690,922
2.95%, 11/15/51 (Call 05/15/51)	3,100	1,729,054
3.30%, 12/01/49 (Call 06/01/49)	1,995	1,215,547
4.00%, 01/15/43 (Call 07/15/42)	2,120	1,543,809
4.45%, 02/15/44 (Call 08/15/43)	2,290	1,729,049
4.60%, 12/01/48 (Call 06/01/48)	2,150	1,644,948
5.00%, 04/01/33 (Call 01/01/33)	2,820	2,571,881
5.45%, 04/01/53 (Call 10/01/52)	2,710	2,322,527
6.35%, 11/30/37	1,737	1,690,164
8.88%, 11/15/38	2,278	2,747,664
Series A, 2.88%, 07/15/29 (Call 04/15/29)	2,042	1,754,814

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series A, 3.10%, 05/15/25 (Call 02/15/25)	$2,267	$2,174,989
Series A, 3.15%, 01/15/26 (Call 10/15/25)	3,782	3,585,335
Series A, 3.50%, 03/15/27 (Call 12/15/26)	3,742	3,477,764
Series A, 3.80%, 04/01/28 (Call 01/01/28)	3,585	3,308,195
Series A, 6.00%, 05/15/37	2,032	1,941,259
Series B, 2.95%, 11/15/26 (Call 08/15/26)	2,395	2,210,068
Series B, 3.75%, 05/15/27 (Call 04/15/27)	1,689	1,583,352
Series B, 3.80%, 09/15/47 (Call 03/15/47)	2,167	1,450,562
Series B, 4.20%, 05/15/45 (Call 11/15/44)	1,312	945,007
Series B, 6.00%, 01/15/36	1,579	1,520,177
Series C, 4.00%, 11/15/46 (Call 05/15/46)	1,940	1,345,872
Series C, 4.63%, 05/15/52 (Call 11/15/51)	2,315	1,751,603
Series D, 4.65%, 08/15/43 (Call 02/15/43)	2,315	1,802,704
Virginia Electric and Power Co.
5.30%, 08/15/33 (Call 05/15/33)	2,265	2,098,512
5.70%, 08/15/53 (Call 02/15/53)	2,075	1,836,463
WEC Energy Group Inc.
1.38%, 10/15/27 (Call 08/15/27)	2,684	2,262,843
1.80%, 10/15/30 (Call 07/15/30)	1,767	1,321,464
2.20%, 12/15/28 (Call 10/15/28)	647	537,733
4.75%, 01/09/26 (Call 12/09/25)	4,615	4,499,824
4.75%, 01/15/28 (Call 12/15/27)	2,985	2,851,844
5.00%, 09/27/25 (Call 08/27/25)	1,990	1,960,947
5.15%, 10/01/27 (Call 09/01/27)	2,985	2,910,532
5.60%, 09/12/26 (Call 08/12/26)	1,275	1,267,087
Wisconsin Electric Power Co.
1.70%, 06/15/28 (Call 04/15/28)	2,075	1,754,614
2.05%, 12/15/24 (Call 11/15/24)	1,690	1,621,978
4.30%, 10/15/48 (Call 04/15/48)	905	669,383
4.75%, 09/30/32 (Call 06/30/32)	1,770	1,629,039
5.63%, 05/15/33(b)	450	440,684
5.70%, 12/01/36	500	477,642
Wisconsin Power & Light Co., 4.95%, 04/01/33 (Call 01/01/33)	840	769,260
Wisconsin Power and Light Co.
1.95%, 09/16/31 (Call 06/16/31)	2,300	1,706,453
3.00%, 07/01/29 (Call 04/01/29)	1,943	1,680,203
3.05%, 10/15/27 (Call 07/15/27)	1,260	1,146,545
3.65%, 04/01/50 (Call 10/01/49)	1,305	833,160
3.95%, 09/01/32 (Call 06/01/32)	2,235	1,922,901
6.38%, 08/15/37	290	287,125
Wisconsin Public Service Corp.
2.85%, 12/01/51 (Call 06/01/51)	1,775	974,631
3.30%, 09/01/49 (Call 03/01/49)	1,610	985,677
3.67%, 12/01/42	1,370	920,108
4.75%, 11/01/44 (Call 05/01/44)	2,013	1,606,312
5.35%, 11/10/25 (Call 10/10/25)	1,460	1,454,274
Xcel Energy Inc.
1.75%, 03/15/27 (Call 02/15/27)	2,750	2,398,022
2.35%, 11/15/31 (Call 05/15/31)	1,700	1,268,943
2.60%, 12/01/29 (Call 06/01/29)	2,586	2,137,166
3.30%, 06/01/25 (Call 12/01/24)	2,834	2,718,172
3.35%, 12/01/26 (Call 06/01/26)	3,137	2,910,342
3.40%, 06/01/30 (Call 12/01/29)(b)	2,880	2,439,979
3.50%, 12/01/49 (Call 06/01/49)	1,975	1,221,751
4.00%, 06/15/28 (Call 12/15/27)	3,076	2,843,341
4.60%, 06/01/32 (Call 12/01/31)	2,805	2,480,136
5.45%, 08/15/33 (Call 02/15/33)	2,575	2,398,907
6.50%, 07/01/36	1,019	1,015,395

		1,781,559,190

Security	Par (000)	Value

Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 2.15%, 12/15/30 (Call 09/15/30)	$1,591	$1,204,601
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	1,924	1,690,555
1.80%, 10/15/27 (Call 08/15/27)	3,116	2,719,346
1.95%, 10/15/30 (Call 07/15/30)	1,306	1,025,728
2.00%, 12/21/28 (Call 10/21/28)	3,070	2,600,561
2.20%, 12/21/31 (Call 09/21/31)	2,856	2,218,166
2.75%, 10/15/50 (Call 04/15/50)	3,178	1,784,599
2.80%, 12/21/51 (Call 06/21/51)	2,595	1,471,085
3.15%, 06/01/25 (Call 03/01/25)	3,155	3,044,640
5.25%, 11/15/39	1,645	1,488,053

		19,247,334

Electronics — 0.2%
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	2,701	2,309,854
Allegion U.S. Holding Co. Inc.
3.55%, 10/01/27 (Call 07/01/27)	1,827	1,644,127
5.41%, 07/01/32 (Call 04/01/32)	1,510	1,379,592
Amphenol Corp.
2.05%, 03/01/25 (Call 02/01/25)	1,166	1,111,198
2.20%, 09/15/31 (Call 06/15/31)	2,735	2,086,770
2.80%, 02/15/30 (Call 11/15/29)	4,662	3,876,234
4.35%, 06/01/29 (Call 03/01/29)	1,606	1,498,449
4.75%, 03/30/26	320	312,578
Arrow Electronics Inc.
2.95%, 02/15/32 (Call 11/15/31)	2,995	2,272,157
3.88%, 01/12/28 (Call 10/12/27)	1,600	1,446,492
4.00%, 04/01/25 (Call 01/01/25)	1,651	1,594,498
6.13%, 03/01/26 (Call 03/01/24)	1,900	1,885,389
Avnet Inc.
3.00%, 05/15/31 (Call 02/15/31)	1,746	1,320,727
4.63%, 04/15/26 (Call 01/15/26)	3,111	2,984,824
5.50%, 06/01/32 (Call 03/01/32)	1,455	1,298,026
6.25%, 03/15/28 (Call 02/15/28)	2,040	2,011,936
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	2,845	2,692,772
4.75%, 06/15/25 (Call 03/15/25)	2,987	2,913,044
4.88%, 06/15/29 (Call 03/15/29)	3,661	3,352,976
4.88%, 05/12/30 (Call 02/12/30)	2,429	2,203,282
6.00%, 01/15/28 (Call 12/15/27)	1,720	1,701,924
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	4,566	4,253,246
4.30%, 06/15/46 (Call 12/15/45)(b)	1,410	1,022,587
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)(b)	2,974	2,595,753
1.35%, 06/01/25 (Call 05/01/25)	4,549	4,273,322
1.75%, 09/01/31 (Call 06/01/31)	4,705	3,524,914
1.95%, 06/01/30 (Call 03/01/30)	3,336	2,649,937
2.50%, 11/01/26 (Call 08/01/26)	6,902	6,381,824
2.70%, 08/15/29 (Call 05/15/29)	5,050	4,343,189
2.80%, 06/01/50 (Call 12/01/49)(b)	3,615	2,247,887
3.81%, 11/21/47 (Call 05/21/47)	2,830	2,024,526
4.25%, 01/15/29 (Call 12/15/28)	1,595	1,504,684
4.50%, 01/15/34 (Call 10/15/33)	1,940	1,743,018
4.85%, 11/01/24	1,100	1,091,245
4.95%, 02/15/28 (Call 01/15/28)(b)	3,260	3,220,064
5.00%, 02/15/33 (Call 11/15/32)	5,035	4,755,059
5.38%, 03/01/41	845	779,739
5.70%, 03/15/36	2,600	2,541,588
5.70%, 03/15/37	2,118	2,066,658

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Hubbell Inc.
2.30%, 03/15/31 (Call 12/15/30)	$660	$511,244
3.15%, 08/15/27 (Call 05/15/27)	1,022	930,991
3.35%, 03/01/26 (Call 12/01/25)	1,955	1,852,239
3.50%, 02/15/28 (Call 11/15/27)	2,634	2,418,862
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	3,075	2,767,214
3.00%, 01/15/31 (Call 10/15/30)	3,516	2,783,286
3.60%, 01/15/30 (Call 10/15/29)	921	781,366
3.95%, 01/12/28 (Call 10/12/27)	2,790	2,541,977
4.25%, 05/15/27 (Call 04/15/27)(b)	1,235	1,158,478
5.45%, 02/01/29 (Call 01/01/29)	845	812,574
Keysight Technologies Inc.
3.00%, 10/30/29 (Call 07/30/29)	3,544	2,977,774
4.60%, 04/06/27 (Call 01/06/27)	4,408	4,202,709
Legrand France SA, 8.50%, 02/15/25	3,187	3,312,133
TD SYNNEX Corp.
1.75%, 08/09/26 (Call 07/09/26)	3,341	2,923,048
2.38%, 08/09/28 (Call 06/09/28)	2,380	1,952,348
2.65%, 08/09/31 (Call 05/09/31)	2,861	2,095,769
Trimble Inc.
4.75%, 12/01/24 (Call 09/01/24)	2,890	2,845,912
4.90%, 06/15/28 (Call 03/15/28)	2,869	2,716,124
6.10%, 03/15/33 (Call 12/15/32)	290	276,831
Tyco Electronics Group SA
2.50%, 02/04/32 (Call 12/04/31)	335	262,289
3.13%, 08/15/27 (Call 05/15/27)	3,370	3,088,921
3.70%, 02/15/26 (Call 11/15/25)	1,944	1,861,103
4.50%, 02/13/26(b)	1,825	1,781,689
7.13%, 10/01/37	1,266	1,351,324
Vontier Corp.
1.80%, 04/01/26 (Call 03/01/26)	2,722	2,430,225
2.40%, 04/01/28 (Call 02/01/28)	2,901	2,394,550
2.95%, 04/01/31 (Call 01/01/31)	2,624	1,970,204

		147,917,273

Engineering & Construction — 0.0%
Jacobs Engineering Group Inc.
5.90%, 03/01/33 (Call 12/01/32)	3,705	3,432,391
6.35%, 08/18/28 (Call 07/18/28)	4,250	4,226,471
Ste Transcore Holdings Inc., 4.13%, 05/23/26(f) .	600	580,421

		8,239,283

Entertainment — 0.1%
Warnermedia Holdings Inc.
3.64%, 03/15/25	7,280	7,037,281
3.76%, 03/15/27 (Call 02/15/27)	15,315	14,100,858
3.79%, 03/15/25 (Call 11/13/23)	890	860,984
4.05%, 03/15/29 (Call 01/15/29)	5,535	4,896,368
4.28%, 03/15/32 (Call 12/15/31)	18,497	15,331,797
5.05%, 03/15/42 (Call 09/15/41)	8,873	6,561,850
5.14%, 03/15/52 (Call 09/15/51)	22,900	16,210,688
5.39%, 03/15/62 (Call 09/15/61)	8,960	6,275,495
6.41%, 03/15/26 (Call 03/15/24)	95	94,781

		71,370,102

Environmental Control — 0.1%
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)(b)	1,453	1,065,993
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	1,605	1,454,550
1.45%, 02/15/31 (Call 11/15/30)	3,573	2,625,775
1.75%, 02/15/32 (Call 11/15/31)	1,770	1,287,776

Security	Par (000)	Value

Environmental Control (continued)
2.30%, 03/01/30 (Call 12/01/29)	$3,975	$3,221,063
2.38%, 03/15/33 (Call 12/15/32)(b)	2,910	2,171,487
2.90%, 07/01/26 (Call 04/01/26)(b)	2,014	1,881,629
3.05%, 03/01/50 (Call 09/01/49)(b)	2,225	1,339,292
3.20%, 03/15/25 (Call 12/15/24)	2,840	2,739,962
3.38%, 11/15/27 (Call 08/15/27)	3,025	2,782,875
3.95%, 05/15/28 (Call 02/15/28)	3,806	3,547,144
4.88%, 04/01/29 (Call 03/01/29)	595	570,778
5.00%, 04/01/34 (Call 01/01/34)	1,850	1,696,543
5.70%, 05/15/41 (Call 11/15/40)	686	640,071
6.20%, 03/01/40	555	541,395
Veralto Corp.
5.35%, 09/18/28 (Call 08/18/28)(e)	2,450	2,376,162
5.45%, 09/18/33 (Call 06/18/33)(e)	1,600	1,493,888
5.50%, 09/18/26 (Call 08/18/26)(e)	2,460	2,434,837
Waste Connections Inc.
2.20%, 01/15/32 (Call 10/15/31)	2,608	1,963,848
2.60%, 02/01/30 (Call 11/01/29)	2,912	2,406,422
2.95%, 01/15/52 (Call 07/15/51)(b)	2,785	1,588,640
3.05%, 04/01/50 (Call 10/01/49)	1,831	1,088,984
3.20%, 06/01/32 (Call 03/01/32)	1,930	1,563,683
3.50%, 05/01/29 (Call 02/01/29)	2,311	2,069,281
4.20%, 01/15/33 (Call 10/15/32)	2,945	2,555,882
4.25%, 12/01/28 (Call 09/01/28)	2,607	2,439,791
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	1,568	1,428,207
1.15%, 03/15/28 (Call 01/15/28)	1,660	1,385,216
1.50%, 03/15/31 (Call 12/15/30)	1,538	1,141,998
2.00%, 06/01/29 (Call 04/01/29)	1,775	1,464,728
2.50%, 11/15/50 (Call 05/15/50)	1,157	615,226
2.95%, 06/01/41 (Call 12/01/40)	4,045	2,645,318
3.13%, 03/01/25 (Call 12/01/24)	726	702,322
3.15%, 11/15/27 (Call 08/15/27)	3,778	3,457,222
4.10%, 03/01/45 (Call 09/01/44)	180	135,535
4.15%, 04/15/32 (Call 01/15/32)	1,590	1,408,388
4.15%, 07/15/49 (Call 01/15/49)	3,102	2,326,468
4.63%, 02/15/30 (Call 12/15/29)	2,950	2,771,221
4.63%, 02/15/33 (Call 11/15/32)	5,800	5,261,025
4.88%, 02/15/29 (Call 01/15/29)	2,770	2,669,087
4.88%, 02/15/34 (Call 11/15/33)	3,040	2,787,435

		79,747,147

Food — 0.4%
Ahold Finance USA LLC, 6.88%, 05/01/29	1,566	1,632,353
Campbell Soup Co.
2.38%, 04/24/30 (Call 01/24/30)	3,263	2,584,168
3.13%, 04/24/50 (Call 10/24/49)	1,790	1,019,316
3.30%, 03/19/25 (Call 12/19/24)	2,084	2,000,576
3.95%, 03/15/25 (Call 01/15/25)	4,257	4,139,944
4.15%, 03/15/28 (Call 12/15/27)	4,382	4,082,037
4.80%, 03/15/48 (Call 09/15/47)	3,195	2,432,046
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	3,223	2,680,687
4.60%, 11/01/25 (Call 09/01/25)	4,141	4,020,903
4.85%, 11/01/28 (Call 08/01/28)	3,570	3,354,762
5.30%, 10/01/26	2,095	2,057,140
5.30%, 11/01/38 (Call 05/01/38)	4,191	3,497,663
5.40%, 11/01/48 (Call 05/01/48)	3,583	2,869,718
7.00%, 10/01/28	2,629	2,727,968
8.25%, 09/15/30	2,420	2,649,185

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Flowers Foods Inc.
2.40%, 03/15/31 (Call 12/15/30)	$1,870	$1,433,485
3.50%, 10/01/26 (Call 07/01/26)	1,727	1,612,035
General Mills Inc.
2.25%, 10/14/31 (Call 07/14/31)	2,682	2,028,049
2.88%, 04/15/30 (Call 01/15/30)	3,264	2,699,452
3.00%, 02/01/51 (Call 08/01/50)	2,554	1,461,707
3.20%, 02/10/27 (Call 11/10/26)	3,457	3,191,094
4.00%, 04/17/25 (Call 02/17/25)	5,537	5,388,823
4.20%, 04/17/28 (Call 01/17/28)	6,393	5,993,358
4.70%, 04/17/48 (Call 10/17/47)(b)	230	182,841
4.95%, 03/29/33 (Call 12/29/32)(b)	3,156	2,867,702
5.24%, 11/18/25 (Call 11/18/23)	880	870,871
5.40%, 06/15/40	1,037	912,881
5.50%, 10/17/28 (Call 09/17/28)	1,625	1,595,663
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	3,331	3,097,160
1.70%, 06/01/30 (Call 03/01/30)	1,412	1,106,684
2.05%, 11/15/24 (Call 10/15/24)	1,280	1,232,347
2.30%, 08/15/26 (Call 05/15/26)	4,127	3,822,259
2.45%, 11/15/29 (Call 08/15/29)	1,728	1,467,166
2.65%, 06/01/50 (Call 12/01/49)	645	363,660
3.13%, 11/15/49 (Call 05/15/49)	2,019	1,251,215
3.20%, 08/21/25 (Call 05/21/25)	1,078	1,038,866
3.38%, 08/15/46 (Call 02/15/46)	775	508,863
4.25%, 05/04/28 (Call 04/04/28)(b)	810	777,462
4.50%, 05/04/33 (Call 02/04/33)	790	725,996
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	5,095	4,318,230
1.80%, 06/11/30 (Call 03/11/30)	1,407	1,102,046
3.05%, 06/03/51 (Call 12/03/50)	3,090	1,837,425
Ingredion Inc.
2.90%, 06/01/30 (Call 03/01/30)	1,404	1,152,147
3.20%, 10/01/26 (Call 07/01/26)	3,210	2,998,553
3.90%, 06/01/50 (Call 12/01/49)	2,000	1,263,457
J M Smucker Co. (The)
5.90%, 11/15/28 (Call 10/15/28)	3,040	3,016,532
6.20%, 11/15/33 (Call 08/15/33)	2,900	2,818,363
6.50%, 11/15/43 (Call 05/15/43)	1,465	1,388,257
6.50%, 11/15/53 (Call 05/15/53)	895	844,004
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(e)	4,615	4,317,541
7.25%, 11/15/53 (Call 05/15/53)(e)	2,620	2,327,284
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)	405	355,376
3.00%, 02/02/29 (Call 12/02/28)	475	390,535
3.00%, 05/15/32 (Call 02/15/32)	2,341	1,697,758
3.63%, 01/15/32 (Call 01/15/27)	745	570,826
3.75%, 12/01/31 (Call 12/01/26)	1,155	899,101
4.38%, 02/02/52 (Call 08/02/51)	1,660	1,007,030
5.13%, 02/01/28 (Call 01/01/28)	6,238	5,849,272
5.50%, 01/15/30 (Call 01/15/25)	2,265	2,070,863
5.75%, 04/01/33 (Call 01/01/33)	6,365	5,597,696
6.50%, 12/01/52 (Call 06/01/52)	6,979	5,683,208
JM Smucker Co. (The)
2.13%, 03/15/32 (Call 12/15/31)	2,260	1,654,822
2.38%, 03/15/30 (Call 12/15/29)	2,475	1,975,315
2.75%, 09/15/41 (Call 03/15/41)	1,140	680,027
3.38%, 12/15/27 (Call 09/15/27)	3,025	2,760,388

Security	Par (000)	Value

Food (continued)
3.50%, 03/15/25	$5,575	$5,397,658
3.55%, 03/15/50 (Call 09/15/49)	1,503	914,989
4.25%, 03/15/35	3,577	2,908,760
4.38%, 03/15/45	1,886	1,373,740
Kellogg Co.
2.10%, 06/01/30 (Call 03/01/30)	1,565	1,218,326
3.25%, 04/01/26	4,496	4,240,051
3.40%, 11/15/27 (Call 08/15/27)	2,377	2,158,231
4.30%, 05/15/28 (Call 02/15/28)	3,359	3,135,646
4.50%, 04/01/46	1,924	1,470,366
5.25%, 03/01/33 (Call 12/01/32)	1,165	1,067,916
Series B, 7.45%, 04/01/31	3,552	3,759,732
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	1,575	1,430,925
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	7,510	7,015,347
3.75%, 04/01/30 (Call 01/01/30)	3,275	2,866,623
3.88%, 05/15/27 (Call 02/15/27)	6,325	5,929,481
4.25%, 03/01/31 (Call 12/01/30)	1,587	1,408,239
4.38%, 06/01/46 (Call 12/01/45)	9,555	6,984,608
4.63%, 01/30/29 (Call 10/30/28)(b)	2,440	2,302,794
4.63%, 10/01/39 (Call 04/01/39)	1,710	1,376,662
4.88%, 10/01/49 (Call 04/01/49)	4,060	3,177,546
5.00%, 07/15/35 (Call 01/15/35)	3,660	3,253,255
5.00%, 06/04/42	5,116	4,211,078
5.20%, 07/15/45 (Call 01/15/45)	6,060	5,006,290
5.50%, 06/01/50 (Call 12/01/49)	2,970	2,550,271
6.50%, 02/09/40	2,790	2,712,586
6.75%, 03/15/32	2,065	2,131,480
6.88%, 01/26/39	3,545	3,581,264
Kroger Co. (The)
1.70%, 01/15/31 (Call 10/15/30)(b)	2,555	1,882,781
2.20%, 05/01/30 (Call 02/01/30)	2,498	1,959,370
2.65%, 10/15/26 (Call 07/15/26)(b)	3,807	3,489,108
3.50%, 02/01/26 (Call 11/01/25)	3,426	3,258,383
3.70%, 08/01/27 (Call 05/01/27)	2,985	2,764,123
3.88%, 10/15/46 (Call 04/15/46)	1,916	1,270,705
3.95%, 01/15/50 (Call 07/15/49)	2,726	1,844,379
4.45%, 02/01/47 (Call 08/01/46)	2,696	1,998,575
4.50%, 01/15/29 (Call 10/15/28)	3,316	3,112,264
4.65%, 01/15/48 (Call 07/15/47)	1,849	1,403,235
5.00%, 04/15/42 (Call 10/15/41)	1,436	1,156,214
5.15%, 08/01/43 (Call 02/01/43)	1,930	1,565,511
5.40%, 07/15/40 (Call 01/15/40)	1,613	1,378,012
5.40%, 01/15/49 (Call 07/15/48)	2,207	1,889,136
6.90%, 04/15/38	2,545	2,577,115
7.50%, 04/01/31	2,153	2,310,842
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	3,390	3,030,939
1.85%, 02/15/31 (Call 11/15/30)	2,553	1,892,804
2.50%, 04/15/30 (Call 01/15/30)	3,225	2,583,637
3.40%, 08/15/27 (Call 05/15/27)	4,370	4,000,320
4.20%, 08/15/47 (Call 02/15/47)(b)	1,560	1,116,440
4.95%, 04/15/33 (Call 01/15/33)	2,280	2,051,146
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	5,028	4,710,285
1.50%, 02/04/31 (Call 11/04/30)	2,986	2,192,885
1.88%, 10/15/32 (Call 07/15/32)	2,129	1,531,735
2.63%, 03/17/27 (Call 02/17/27)	2,220	2,008,981
2.63%, 09/04/50 (Call 03/04/50)	4,030	2,184,762
2.75%, 04/13/30 (Call 01/13/30)	2,683	2,207,114

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
3.00%, 03/17/32 (Call 12/17/31)	$285	$228,235
4.13%, 05/07/28 (Call 02/07/28)	865	817,436
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	3,070	2,338,510
4.25%, 04/15/31 (Call 04/15/26)	3,385	2,791,652
6.25%, 07/01/33 (Call 04/01/33)	3,725	3,430,852
6.88%, 05/15/34 (Call 02/15/34)	630	597,047
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	3,204	2,579,678
2.45%, 12/14/31 (Call 09/14/31)	2,660	2,030,977
3.15%, 12/14/51 (Call 06/14/51)	3,685	2,128,624
3.25%, 07/15/27 (Call 04/15/27)	3,851	3,506,505
3.30%, 07/15/26 (Call 04/15/26)	4,015	3,754,065
3.30%, 02/15/50 (Call 08/15/49)	2,239	1,345,742
3.75%, 10/01/25 (Call 07/01/25)	4,290	4,110,850
4.45%, 03/15/48 (Call 09/15/47)	1,943	1,442,903
4.50%, 04/01/46 (Call 10/01/45)	905	672,156
4.85%, 10/01/45 (Call 04/01/45)	2,325	1,809,284
5.38%, 09/21/35	1,904	1,760,066
5.95%, 04/01/30 (Call 01/01/30)	2,673	2,652,594
6.60%, 04/01/40 (Call 10/01/39)	950	933,563
6.60%, 04/01/50 (Call 10/01/49)	4,637	4,583,076
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	6,684	6,155,970
4.00%, 03/01/26 (Call 01/01/26)	4,216	4,042,084
4.35%, 03/01/29 (Call 12/01/28)	5,359	4,925,993
4.55%, 06/02/47 (Call 12/02/46)	2,431	1,736,815
4.88%, 08/15/34 (Call 02/15/34)(b)	3,126	2,757,369
5.10%, 09/28/48 (Call 03/28/48)	5,775	4,470,432
5.15%, 08/15/44 (Call 02/15/44)	2,176	1,727,299

		362,238,603

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA
3.88%, 11/02/27 (Call 08/02/27)	2,848	2,549,722
5.50%, 11/02/47 (Call 05/02/47)	1,520	1,142,611
Georgia-Pacific LLC
7.75%, 11/15/29	2,163	2,335,270
8.88%, 05/15/31	2,720	3,176,575
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	1,466	1,077,297
4.40%, 08/15/47 (Call 02/15/47)	3,413	2,496,842
4.80%, 06/15/44 (Call 12/15/43)	4,220	3,291,835
5.00%, 09/15/35 (Call 03/15/35)	1,545	1,402,345
5.15%, 05/15/46 (Call 11/15/45)	330	269,239
6.00%, 11/15/41 (Call 05/15/41)	2,906	2,678,506
7.30%, 11/15/39(b)	25	26,120
Suzano Austria GmbH
2.50%, 09/15/28 (Call 07/15/28)	2,009	1,666,594
3.13%, 01/15/32 (Call 10/15/31)	2,487	1,874,795
3.75%, 01/15/31 (Call 10/15/30)	2,516	2,036,459
5.00%, 01/15/30 (Call 10/15/29)	4,061	3,645,177
6.00%, 01/15/29 (Call 10/15/28)	6,757	6,486,028
Suzano International Finance BV
4.00%, 01/14/25	660	641,014
5.50%, 01/17/27	4,299	4,181,165

		40,977,594

Gas — 0.2%
Atmos Energy Corp.
1.50%, 01/15/31 (Call 10/15/30)	2,280	1,683,936
2.63%, 09/15/29 (Call 06/15/29)(b)	1,440	1,230,055

Security	Par (000)	Value

Gas (continued)
2.85%, 02/15/52 (Call 08/15/51)	$798	$449,113
3.00%, 06/15/27 (Call 03/15/27)	3,045	2,794,345
3.38%, 09/15/49 (Call 03/15/49)	2,952	1,860,000
4.13%, 10/15/44 (Call 04/15/44)	1,796	1,341,109
4.13%, 03/15/49 (Call 09/15/48)	2,844	2,043,990
4.15%, 01/15/43 (Call 07/15/42)	2,814	2,160,251
4.30%, 10/01/48 (Call 04/01/48)	1,668	1,247,003
5.45%, 10/15/32 (Call 07/15/32)	205	197,928
5.50%, 06/15/41 (Call 12/15/40)	2,026	1,822,428
5.75%, 10/15/52 (Call 04/15/52)	1,705	1,565,235
5.90%, 11/15/33 (Call 08/15/33)	1,450	1,428,388
6.20%, 11/15/53 (Call 05/15/53)	575	558,193
CenterPoint Energy Resources Corp.
1.75%, 10/01/30 (Call 07/01/30)	3,255	2,452,857
4.00%, 04/01/28 (Call 01/01/28)	2,204	2,063,039
4.10%, 09/01/47 (Call 03/01/47)	1,098	770,749
4.40%, 07/01/32 (Call 04/01/32)	2,170	1,904,652
5.25%, 03/01/28 (Call 02/01/28)	4,250	4,157,265
5.40%, 03/01/33 (Call 12/01/32)	2,960	2,764,252
5.85%, 01/15/41 (Call 07/15/40)(b)	1,228	1,122,364
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	541	525,744
Series A, 2.50%, 11/15/24 (Call 10/15/24)	5,902	5,688,683
National Fuel Gas Co.
2.95%, 03/01/31 (Call 12/01/30)	1,635	1,242,395
3.95%, 09/15/27 (Call 06/15/27)	719	652,906
4.75%, 09/01/28 (Call 06/01/28)	2,023	1,871,356
5.20%, 07/15/25 (Call 04/15/25)	1,889	1,856,574
5.50%, 01/15/26 (Call 12/15/25)	2,252	2,207,970
5.50%, 10/01/26	1,340	1,311,964
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	5,508	5,033,308
1.70%, 02/15/31 (Call 11/15/30)	4,020	2,945,623
2.95%, 09/01/29 (Call 06/01/29)	2,824	2,402,824
3.49%, 05/15/27 (Call 02/15/27)	3,444	3,168,303
3.60%, 05/01/30 (Call 02/01/30)	4,249	3,637,149
3.95%, 03/30/48 (Call 09/30/47)	2,686	1,823,302
4.38%, 05/15/47 (Call 11/15/46)	3,321	2,413,981
4.80%, 02/15/44 (Call 08/15/43)	3,249	2,558,532
5.00%, 06/15/52 (Call 12/15/51)	1,750	1,373,061
5.25%, 03/30/28 (Call 02/29/28)	1,743	1,693,117
5.25%, 02/15/43 (Call 08/15/42)	1,580	1,324,656
5.40%, 06/30/33 (Call 03/30/33)	815	758,684
5.65%, 02/01/45 (Call 08/01/44)	1,712	1,484,189
5.95%, 06/15/41 (Call 12/15/40)	1,675	1,527,894
ONE Gas Inc.
2.00%, 05/15/30 (Call 02/15/30)	597	467,542
4.25%, 09/01/32 (Call 06/01/32)	835	735,425
4.50%, 11/01/48 (Call 05/01/48)	1,880	1,376,481
4.66%, 02/01/44 (Call 08/01/43)	1,548	1,198,994
Piedmont Natural Gas Co. Inc.
2.50%, 03/15/31 (Call 12/15/30)	2,465	1,901,671
3.35%, 06/01/50 (Call 12/01/49)	1,955	1,135,384
3.50%, 06/01/29 (Call 03/01/29)	2,274	1,979,696
3.64%, 11/01/46 (Call 05/01/46)	1,447	904,894
4.65%, 08/01/43 (Call 02/01/43)	865	669,988
5.05%, 05/15/52 (Call 11/15/51)	1,728	1,353,806
5.40%, 06/15/33 (Call 03/15/33)(b)	1,329	1,235,341
Southern California Gas Co.
2.95%, 04/15/27 (Call 03/15/27)	4,100	3,738,374
3.20%, 06/15/25 (Call 03/15/25)	1,866	1,795,768

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
3.75%, 09/15/42 (Call 03/15/42)	$1,600	$1,101,674
5.13%, 11/15/40(b)	1,770	1,508,275
5.20%, 06/01/33 (Call 03/01/33)	2,315	2,139,906
5.75%, 06/01/53 (Call 12/01/52)	2,075	1,836,243
6.35%, 11/15/52 (Call 05/15/52)	2,375	2,300,964
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	3,337	3,081,058
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	1,794	1,256,737
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	1,945	1,396,233
Series WW, 3.95%, 02/15/50 (Call 08/15/49) .	1,007	675,496
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	2,813	2,288,746
Southern Co. Gas Capital Corp.
3.25%, 06/15/26 (Call 03/15/26)	1,780	1,669,669
3.95%, 10/01/46 (Call 04/01/46)	2,437	1,604,028
4.40%, 06/01/43 (Call 12/01/42)	2,160	1,559,302
4.40%, 05/30/47 (Call 11/30/46)	2,088	1,500,334
5.15%, 09/15/32 (Call 03/15/32)	1,190	1,093,636
5.75%, 09/15/33 (Call 03/15/33)	1,595	1,522,244
5.88%, 03/15/41 (Call 09/15/40)	2,140	1,894,339
Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	2,859	2,110,918
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	1,800	1,012,788
Southwest Gas Corp.
2.20%, 06/15/30 (Call 03/15/30)	1,568	1,216,075
3.18%, 08/15/51 (Call 02/15/51)	1,295	701,432
3.70%, 04/01/28 (Call 01/01/28)	2,033	1,849,974
3.80%, 09/29/46 (Call 03/29/46)	1,381	886,818
4.05%, 03/15/32 (Call 12/15/31)	2,772	2,348,221
4.15%, 06/01/49 (Call 12/01/48)	1,354	902,039
5.45%, 03/23/28 (Call 02/23/28)	1,450	1,415,822
5.80%, 12/01/27 (Call 11/01/27)	2,040	2,025,744
Spire Missouri Inc.
3.30%, 06/01/51 (Call 12/01/50)	350	212,672
4.80%, 02/15/33 (Call 11/15/32)	760	696,219
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	1,960	1,234,705
Series K, 3.80%, 09/15/46 (Call 03/15/46)	2,111	1,384,235

		148,039,277

Hand & Machine Tools — 0.0%
Kennametal Inc.
2.80%, 03/01/31 (Call 12/01/30)	1,515	1,163,026
4.63%, 06/15/28 (Call 03/15/28)	930	868,497
Regal Rexnord Corp.
6.05%, 02/15/26(e)	4,070	4,002,540
6.05%, 04/15/28 (Call 03/15/28)(e)	4,565	4,369,229
6.30%, 02/15/30 (Call 12/15/29)(e)	2,110	1,991,279
6.40%, 04/15/33 (Call 01/15/33)(e)	2,180	2,002,725
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	1,759	1,078,783
3.25%, 03/01/27 (Call 12/01/26)	1,875	1,740,625
4.10%, 03/01/48 (Call 09/01/47)	995	730,742
Stanley Black & Decker Inc., 3.00%, 05/15/32 (Call 02/15/32)(b)	2,507	1,965,934
Stanley Black & Decker Inc.
2.30%, 02/24/25 (Call 11/13/23)	355	338,419
2.30%, 03/15/30 (Call 12/15/29)	3,615	2,835,685
2.75%, 11/15/50 (Call 05/15/50)(b)	3,115	1,589,868
3.40%, 03/01/26 (Call 01/01/26)	3,130	2,952,691
4.00%, 03/15/60 (Call 03/15/25), (5-year CMT + 2.657%)(a)	2,700	2,206,717
4.25%, 11/15/28 (Call 08/15/28)	2,151	1,986,817
4.85%, 11/15/48 (Call 05/15/48)	2,107	1,609,745

Security	Par (000)	Value

Hand & Machine Tools (continued)
5.20%, 09/01/40	$1,598	$1,345,365
6.00%, 03/06/28 (Call 02/06/28)(b)	5,330	5,320,999

		40,099,686

Health Care - Products — 0.3%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)	4,054	3,433,565
1.40%, 06/30/30 (Call 03/30/30)	4,038	3,134,593
2.95%, 03/15/25 (Call 12/15/24)	4,775	4,619,128
3.75%, 11/30/26 (Call 08/30/26)	7,622	7,292,925
3.88%, 09/15/25 (Call 06/15/25)	3,584	3,488,085
4.75%, 11/30/36 (Call 05/30/36)	6,053	5,527,700
4.75%, 04/15/43 (Call 10/15/42)	4,970	4,285,798
4.90%, 11/30/46 (Call 05/30/46)	9,397	8,097,598
5.30%, 05/27/40	3,535	3,307,375
6.00%, 04/01/39	1,200	1,200,900
6.15%, 11/30/37	3,380	3,472,189
Agilent Technologies Inc.
2.10%, 06/04/30 (Call 03/04/30)	1,059	825,723
2.30%, 03/12/31 (Call 12/12/30)	4,404	3,409,723
2.75%, 09/15/29 (Call 06/15/29)	2,454	2,066,951
3.05%, 09/22/26 (Call 06/22/26)	2,831	2,625,372
Baxter International Inc.
1.32%, 11/29/24	1,466	1,393,525
1.73%, 04/01/31 (Call 01/01/31)	2,010	1,459,107
1.92%, 02/01/27 (Call 01/01/27)	6,813	5,970,416
2.27%, 12/01/28 (Call 10/01/28)	5,995	4,961,164
2.54%, 02/01/32 (Call 11/01/31)(b)	2,615	1,959,317
2.60%, 08/15/26 (Call 05/15/26)	4,017	3,662,125
3.13%, 12/01/51 (Call 06/01/51)(b)	3,065	1,686,467
3.50%, 08/15/46 (Call 02/15/46)	1,918	1,148,659
3.95%, 04/01/30 (Call 01/01/30)	2,905	2,521,510
Boston Scientific Corp.
1.90%, 06/01/25 (Call 05/01/25)	3,937	3,703,443
2.65%, 06/01/30 (Call 03/01/30)	2,896	2,381,536
4.00%, 03/01/28 (Call 12/01/27)	500	469,066
4.55%, 03/01/39 (Call 09/01/38)	2,048	1,690,119
4.70%, 03/01/49 (Call 09/01/48)	2,494	1,985,748
6.50%, 11/15/35	1,318	1,340,085
7.38%, 01/15/40	1,166	1,241,252
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	4,063	2,230,677
2.80%, 12/10/51 (Call 06/10/51)	3,810	2,141,880
3.35%, 09/15/25 (Call 06/15/25)	2,386	2,291,057
4.38%, 09/15/45 (Call 03/15/45)	2,098	1,661,085
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	2,918	2,374,623
DH Europe Finance II Sarl
2.20%, 11/15/24 (Call 10/15/24)	3,649	3,517,428
2.60%, 11/15/29 (Call 08/15/29)	3,396	2,871,966
3.25%, 11/15/39 (Call 05/15/39)	3,577	2,552,604
3.40%, 11/15/49 (Call 05/15/49)	2,829	1,845,577
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	2,846	2,662,318
GE HealthCare Technologies Inc.
5.55%, 11/15/24	5,725	5,700,473
5.60%, 11/15/25 (Call 10/15/25)	7,125	7,080,933
5.65%, 11/15/27 (Call 10/15/27)	7,805	7,726,114
5.86%, 03/15/30 (Call 01/15/30)	3,545	3,463,046
5.91%, 11/22/32 (Call 08/22/32)	1,180	1,141,594
6.38%, 11/22/52 (Call 05/22/52)	3,998	3,875,917

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
HCA Inc.
3.13%, 03/15/27 (Call 02/15/27)(b)	$3,620	$3,265,629
3.63%, 03/15/32 (Call 12/15/31)	5,717	4,591,033
4.38%, 03/15/42 (Call 09/15/41)	2,121	1,527,396
Koninklijke Philips NV
5.00%, 03/15/42	2,467	1,967,007
6.88%, 03/11/38	3,195	3,189,955
Medtronic Global Holdings SCA
4.25%, 03/30/28 (Call 02/29/28)	3,330	3,170,815
4.50%, 03/30/33 (Call 12/30/32)	3,095	2,809,892
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)(b)	30	22,911
4.38%, 03/15/35	8,530	7,459,928
4.63%, 03/15/45	7,682	6,334,402
Revvity Inc.
1.90%, 09/15/28 (Call 07/15/28)	2,848	2,336,992
2.25%, 09/15/31 (Call 06/15/31)	2,325	1,729,164
2.55%, 03/15/31 (Call 12/15/30)	1,100	847,137
3.30%, 09/15/29 (Call 06/15/29)	2,506	2,135,873
3.63%, 03/15/51 (Call 09/15/50)	1,180	718,027
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	4,890	3,679,044
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (Call 12/15/30)	3,086	2,441,847
3.75%, 03/15/51 (Call 09/15/50)	3,135	2,070,989
Stryker Corp.
1.15%, 06/15/25 (Call 05/15/25)	1,443	1,340,437
1.95%, 06/15/30 (Call 03/15/30)	4,148	3,240,879
2.90%, 06/15/50 (Call 12/15/49)(b)	2,181	1,272,731
3.38%, 11/01/25 (Call 08/01/25)	3,238	3,094,468
3.50%, 03/15/26 (Call 12/15/25)	5,684	5,406,367
3.65%, 03/07/28 (Call 12/07/27)	3,942	3,636,233
4.10%, 04/01/43 (Call 10/01/42)	3,913	2,932,103
4.38%, 05/15/44 (Call 11/15/43)	1,613	1,241,455
4.63%, 03/15/46 (Call 09/15/45)	2,435	1,963,468
Thermo Fisher Scientific Inc.
1.75%, 10/15/28 (Call 08/15/28)(b)	3,365	2,813,730
2.00%, 10/15/31 (Call 07/15/31)	4,165	3,140,627
2.60%, 10/01/29 (Call 07/01/29)	3,749	3,178,060
2.80%, 10/15/41 (Call 04/15/41)	1,755	1,116,380
4.10%, 08/15/47 (Call 02/15/47)	3,504	2,610,799
4.80%, 11/21/27 (Call 10/21/27)(b)	2,273	2,225,647
4.95%, 08/10/26 (Call 07/10/26)	3,215	3,183,360
4.95%, 11/21/32 (Call 08/21/32)	2,085	1,940,309
4.98%, 08/10/30 (Call 06/10/30)	2,655	2,532,027
5.09%, 08/10/33 (Call 05/10/33)	3,245	3,035,504
5.30%, 02/01/44 (Call 08/01/43)	2,069	1,843,855
5.40%, 08/10/43 (Call 04/10/43)(b)	2,890	2,613,322
Zimmer Biomet Holdings Inc.
1.45%, 11/22/24 (Call 11/13/23)	2,245	2,138,666
2.60%, 11/24/31 (Call 08/24/31)	4,005	3,068,533
3.05%, 01/15/26 (Call 12/15/25)(b)	2,843	2,672,313
3.55%, 04/01/25 (Call 01/01/25)	1,875	1,811,455
4.45%, 08/15/45 (Call 02/15/45)(b)	2,599	1,954,510
5.75%, 11/30/39	713	635,424

		264,439,159

Health Care - Services — 0.8%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	1,379	782,392
Adventist Health System, 5.43%, 03/01/32 (Call 12/01/31)	415	393,322

Security	Par (000)	Value

Health Care - Services (continued)
Adventist Health System/West
2.95%, 03/01/29 (Call 12/01/28)	$1,118	$951,690
3.63%, 03/01/49 (Call 09/01/48)	1,671	1,056,441
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	1,787	1,146,549
3.83%, 08/15/28 (Call 05/15/28)	1,186	1,098,482
4.27%, 08/15/48 (Call 02/15/48)	1,586	1,216,402
Series 2020, 2.21%, 06/15/30 (Call 03/15/30)(b)	455	362,674
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)	1,622	966,095
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)	5,055	4,927,960
3.88%, 08/15/47 (Call 02/15/47)	2,020	1,328,638
4.13%, 11/15/42 (Call 05/15/42)	3,551	2,536,613
4.50%, 05/15/42 (Call 11/15/41)	2,336	1,767,689
4.75%, 03/15/44 (Call 09/15/43)	1,879	1,449,587
6.63%, 06/15/36	2,951	2,967,834
6.75%, 12/15/37	3,148	3,168,593
AHS Hospital Corp.
5.02%, 07/01/45	860	725,151
Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	976	534,322
Allina Health System
2.90%, 11/15/51 (Call 05/15/51)	1,020	575,594
Series 2019, 3.89%, 04/15/49	1,903	1,352,704
Anthem Inc.
4.10%, 05/15/32 (Call 02/15/32)	2,288	1,983,642
4.55%, 05/15/52 (Call 11/15/51)	2,555	1,932,165
Ascension Health
3.95%, 11/15/46	3,605	2,614,062
4.85%, 11/15/53(b)	3,175	2,641,250
Series B, 2.53%, 11/15/29 (Call 08/15/29)	2,414	2,029,844
Series B, 3.11%, 11/15/39 (Call 05/15/39)	1,471	1,021,318
Banner Health
1.90%, 01/01/31 (Call 07/01/30)	1,543	1,173,997
2.34%, 01/01/30 (Call 10/01/29)	2,412	1,959,169
2.91%, 01/01/42 (Call 07/01/41)	350	221,832
2.91%, 01/01/51 (Call 07/01/50)	1,577	898,798
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)(b)	1,603	992,719
Baptist Health South Florida Obligated Group, Series 2021, 3.12%, 11/15/71 (Call 05/15/71)(b)	510	256,321
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	708	442,565
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	2,559	1,790,816
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	950	690,730
4.19%, 11/15/45 (Call 05/15/45)	1,358	1,027,632
Series 2021, 1.78%, 11/15/30 (Call 05/15/30)	1,141	868,859
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	5,055	2,885,826
Beth Israel Lahey Health Inc., Series L, 3.08%, 07/01/51 (Call 01/01/51)	730	395,938
Bon Secours Mercy Health Inc.
3.46%, 06/01/30 (Call 12/01/29)	3,086	2,688,341
Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	1,445	1,102,093
Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	1,800	1,066,336

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	$1,655	$981,481
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31 (Call 02/15/31)(b)	1,260	971,614
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	5,005	4,209,240
2.50%, 03/01/31 (Call 12/01/30)	8,225	6,228,724
2.63%, 08/01/31 (Call 05/01/31)	3,960	2,985,809
3.00%, 10/15/30 (Call 07/15/30)	7,870	6,222,196
3.38%, 02/15/30 (Call 02/15/25)	7,350	6,081,572
4.25%, 12/15/27 (Call 11/16/23)	4,455	4,100,249
4.63%, 12/15/29 (Call 12/15/24)	8,515	7,609,011
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	2,041	1,073,783
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	1,723	1,289,537
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	515	280,941
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	1,668	1,316,427
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	1,628	903,371
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	1,136	639,294
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)	1,764	1,661,868
City of Hope
Series 2013, 5.62%, 11/15/43	1,090	948,945
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)	1,757	1,265,859
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	1,495	1,151,418
CommonSpirit Health
1.55%, 10/01/25 (Call 07/01/25)	1,828	1,675,544
2.78%, 10/01/30 (Call 04/01/30)	1,872	1,500,600
3.35%, 10/01/29 (Call 04/01/29)	3,045	2,611,668
3.82%, 10/01/49 (Call 04/01/49)	3,052	2,013,350
3.91%, 10/01/50 (Call 04/01/50)	1,304	865,840
4.19%, 10/01/49 (Call 04/01/49)	2,966	2,076,198
4.35%, 11/01/42	2,968	2,275,101
6.07%, 11/01/27 (Call 08/01/27)	1,756	1,750,691
6.46%, 11/01/52 (Call 05/01/52)(b)	915	904,578
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	1,631	927,365
Corewell Health Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	1,928	1,273,700
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	2,550	1,590,543
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	1,692	1,163,101
Dignity Health
4.50%, 11/01/42	1,030	780,627
5.27%, 11/01/64	1,100	885,333
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	2,176	1,582,207
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)	3,985	3,609,276
2.25%, 05/15/30 (Call 02/15/30)	3,438	2,740,347
2.38%, 01/15/25 (Call 12/15/24)(b)	3,605	3,458,809

Security	Par (000)	Value

Health Care - Services (continued)
2.55%, 03/15/31 (Call 12/15/30)	$4,300	$3,401,401
2.88%, 09/15/29 (Call 06/15/29)	3,907	3,318,013
3.13%, 05/15/50 (Call 11/15/49)	1,801	1,067,327
3.35%, 12/01/24 (Call 10/01/24)	5,909	5,752,223
3.60%, 03/15/51 (Call 09/15/50)	5,433	3,483,816
3.65%, 12/01/27 (Call 09/01/27)	5,948	5,478,639
3.70%, 09/15/49 (Call 03/15/49)	4,347	2,855,619
4.10%, 03/01/28 (Call 12/01/27)	5,238	4,893,240
4.38%, 12/01/47 (Call 06/01/47)	5,636	4,215,125
4.55%, 03/01/48 (Call 09/01/47)	4,395	3,360,935
4.63%, 05/15/42	1,814	1,454,034
4.65%, 01/15/43	4,620	3,689,599
4.65%, 08/15/44 (Call 02/15/44)	1,997	1,578,186
4.75%, 02/15/33 (Call 11/15/32)	2,190	1,984,059
4.90%, 02/08/26 (Call 02/08/24)	1,720	1,687,738
5.10%, 01/15/44	4,168	3,481,202
5.13%, 02/15/53 (Call 08/15/52)	2,920	2,422,414
5.35%, 10/15/25 (Call 09/15/25)	2,755	2,734,029
5.50%, 10/15/32 (Call 07/15/32)	3,435	3,286,733
5.85%, 01/15/36	1,119	1,065,394
5.95%, 12/15/34	1,375	1,338,073
6.10%, 10/15/52 (Call 04/15/52)	2,245	2,122,185
6.38%, 06/15/37	2,300	2,276,216
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)	205	132,786
Fred Hutchinson Cancer Center, 4.97%, 01/01/52 (Call 07/01/51)(b)	667	550,930
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	1,546	1,169,217
4.50%, 07/01/57 (Call 01/01/57)	1,135	860,570
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	2,001	1,238,686
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	1,952	1,130,992
Hartford HealthCare Corp., 3.45%, 07/01/54	2,090	1,333,725
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	4,525	3,362,120
3.38%, 03/15/29 (Call 01/15/29)	1,467	1,260,815
3.50%, 09/01/30 (Call 03/01/30)	10,870	8,996,653
3.50%, 07/15/51 (Call 01/15/51)	5,910	3,419,583
4.13%, 06/15/29 (Call 03/15/29)	8,180	7,258,993
4.50%, 02/15/27 (Call 08/15/26)	6,103	5,768,846
4.63%, 03/15/52 (Call 09/15/51)	5,610	3,910,149
5.13%, 06/15/39 (Call 12/15/38)	3,765	3,094,208
5.20%, 06/01/28 (Call 05/01/28)	2,195	2,089,585
5.25%, 04/15/25	6,236	6,148,941
5.25%, 06/15/26 (Call 12/15/25)	7,130	6,960,006
5.25%, 06/15/49 (Call 12/15/48)	7,371	5,667,613
5.38%, 02/01/25	10,915	10,799,598
5.38%, 09/01/26 (Call 03/01/26)	5,138	5,024,497
5.50%, 06/01/33 (Call 03/01/33)	3,746	3,418,131
5.50%, 06/15/47 (Call 12/15/46)	6,787	5,459,376
5.63%, 09/01/28 (Call 03/01/28)	6,587	6,369,079
5.88%, 02/15/26 (Call 08/15/25)	7,655	7,587,348
5.88%, 02/01/29 (Call 08/01/28)	4,555	4,412,000
5.90%, 06/01/53 (Call 12/01/52)	3,580	3,026,543
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	1,697	1,164,686
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	5,175	4,485,280

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
2.15%, 02/03/32 (Call 11/03/31)	$3,240	$2,386,655
3.13%, 08/15/29 (Call 05/15/29)	2,422	2,095,730
3.70%, 03/23/29 (Call 02/23/29)	2,860	2,586,491
3.95%, 03/15/27 (Call 12/15/26)	2,619	2,468,564
3.95%, 08/15/49 (Call 02/15/49)	1,982	1,360,748
4.50%, 04/01/25 (Call 03/01/25)	2,913	2,861,270
4.63%, 12/01/42 (Call 06/01/42)	1,670	1,306,284
4.80%, 03/15/47 (Call 09/15/46)	2,750	2,165,900
4.88%, 04/01/30 (Call 01/01/30)	2,414	2,248,354
4.95%, 10/01/44 (Call 04/01/44)	3,491	2,804,590
5.50%, 03/15/53 (Call 09/15/52)	450	387,467
5.70%, 03/13/26 (Call 03/13/24)	645	640,606
5.75%, 03/01/28 (Call 02/01/28)	1,026	1,021,511
5.88%, 03/01/33 (Call 12/01/32)	2,775	2,690,041
IHC Health Services Inc., 4.13%, 05/15/48 (Call 11/15/47)	355	269,853
Indiana University Health Inc. Obligated Group 3.97%, 11/01/48 (Call 05/01/48)	2,415	1,782,712
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	835	474,479
Inova Health System Foundation, 4.07%, 05/15/52 (Call 11/15/51)(b)	1,189	883,596
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	2,274	1,484,711
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	275	178,225
IQVIA Inc., 5.70%, 05/15/28 (Call 04/15/28)(e)	725	695,278
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	2,956	2,119,594
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	4,088	3,788,889
4.15%, 05/01/47 (Call 11/01/46)	6,872	5,173,547
4.88%, 04/01/42	2,482	2,114,320
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	4,528	2,824,915
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	3,502	2,246,402
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	3,072	1,798,528
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	2,685	2,403,518
2.30%, 12/01/24 (Call 11/01/24)	2,195	2,108,486
2.70%, 06/01/31 (Call 03/01/31)	2,790	2,199,670
2.95%, 12/01/29 (Call 09/01/29)	2,322	1,958,390
3.60%, 02/01/25 (Call 11/01/24)	4,764	4,626,621
3.60%, 09/01/27 (Call 06/01/27)	3,540	3,292,562
4.70%, 02/01/45 (Call 08/01/44)	3,928	3,042,965
Mass General Brigham Inc.
Series 2015, 4.12%, 07/01/55	199	141,972
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	1,264	884,691
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	1,835	1,138,444
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	2,326	1,373,996
Mayo Clinic
3.77%, 11/15/43	245	184,085
Series 2016, 4.13%, 11/15/52	3,636	2,757,586
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	1,831	1,063,553

Security	Par (000)	Value

Health Care - Services (continued)
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	$2,142	$1,615,202
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	1,777	1,146,083
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	1,593	1,027,366
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	1,730	1,262,012
5.00%, 07/01/42	690	598,766
Series 2015, 4.20%, 07/01/55	2,009	1,457,193
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	781	462,271
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)	1,321	1,229,934
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	2,276	1,245,861
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	1,863	1,134,365
Montefiore Obligated Group
4.29%, 09/01/50	1,216	682,918
Series 18-C, 5.25%, 11/01/48 (Call 05/01/48)	1,802	1,216,424
Mount Nittany Medical Center Obligated Group, 3.80%, 11/15/52	730	494,215
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48	1,308	916,347
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	2,015	1,334,561
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	1,706	1,026,810
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)	1,413	744,781
Nationwide Children’s Hospital Inc., 4.56%, 11/01/52 (Call 05/01/52)	1,021	820,724
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	1,079	640,269
2.61%, 08/01/60 (Call 02/01/60)(b)	1,728	830,972
4.02%, 08/01/45	3,024	2,245,867
4.06%, 08/01/56	553	390,227
Series 2019, 3.95%, 08/01/2119 (Call 02/01/19)	1,835	1,130,725
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	2,510	1,631,864
3.98%, 11/01/46 (Call 11/01/45)	2,855	1,987,046
4.26%, 11/01/47 (Call 11/01/46)	1,830	1,311,490
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)	400	223,077
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	961	667,557
3.17%, 11/01/51 (Call 05/01/51)	2,904	1,750,852
3.32%, 11/01/61 (Call 05/01/61)	1,386	798,036
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)	1,260	662,657
OhioHealth Corp.
2.30%, 11/15/31 (Call 05/15/31)	1,794	1,386,887
2.83%, 11/15/41 (Call 05/15/41)	1,570	989,118
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)	1,631	1,020,080

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)	$1,543	$971,138
4.09%, 10/01/48 (Call 04/01/48)	1,512	1,091,541
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	1,582	1,214,648
Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	1,847	1,682,077
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	1,747	976,606
Piedmont Healthcare Inc.
2.04%, 01/01/32 (Call 07/01/31)	1,007	753,491
2.86%, 01/01/52 (Call 07/01/51)	1,566	859,454
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	1,551	947,764
Presbyterian Healthcare Services, 4.88%, 08/01/52 (Call 02/01/52)	1,205	1,008,409
Providence St Joseph Health Obligated Group 5.40%, 10/01/33 (Call 04/01/33)(b)	1,240	1,162,001
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	3,187	2,617,705
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	2,430	1,218,538
Series A, 3.93%, 10/01/48 (Call 04/01/48)	1,870	1,274,986
Series H, 2.75%, 10/01/26 (Call 07/01/26)	1,147	1,047,951
Series I, 3.74%, 10/01/47	2,133	1,426,500
Queen’s Health Systems (The), 4.81%, 07/01/52 (Call 01/01/52)	1,031	847,878
Quest Diagnostics Inc.
2.80%, 06/30/31 (Call 03/30/31)	2,581	2,041,685
2.95%, 06/30/30 (Call 03/30/30)	3,557	2,919,756
3.45%, 06/01/26 (Call 03/01/26)	3,572	3,366,420
3.50%, 03/30/25 (Call 12/30/24)	1,488	1,434,276
4.20%, 06/30/29 (Call 03/30/29)	2,973	2,733,497
4.70%, 03/30/45 (Call 09/30/44)(b)	946	742,053
6.40%, 11/30/33 (Call 08/30/33)	720	717,923
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	960	581,087
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)	673	604,650
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	1,099	714,883
3.95%, 07/01/46 (Call 07/01/45)	2,233	1,590,380
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	2,555	1,426,483
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)	1,249	719,848
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	1,071	587,446
SSM Health Care Corp.
4.89%, 06/01/28 (Call 03/01/28)	2,165	2,091,304
Series A, 3.82%, 06/01/27 (Call 03/01/27)	345	322,998
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	1,790	1,064,790
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	2,256	1,580,249
Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	770	659,793
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	1,595	970,785
Sutter Health
5.55%, 08/15/53 (Call 02/15/53)	248	225,159

Security	Par (000)	Value

Health Care - Services (continued)
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)(b)	$2,054	$1,878,557
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	2,161	1,568,911
Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	1,109	1,014,419
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	1,489	1,174,194
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	857	571,133
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	2,014	1,247,890
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	2,102	1,051,121
4.33%, 11/15/55	829	637,868
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	1,960	1,867,901
Trinity Health Corp.
4.13%, 12/01/45	1,166	872,682
Series 2019, 3.43%, 12/01/48(b)	1,875	1,264,237
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	1,186	737,535
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52 (Call 01/01/52)	490	406,211
UnitedHealth Group Inc.
3.70%, 05/15/27 (Call 04/15/27)(b)	2,690	2,534,516
1.15%, 05/15/26 (Call 04/15/26)	3,360	3,033,258
1.25%, 01/15/26(b)	2,903	2,652,763
2.00%, 05/15/30	4,975	3,952,597
2.30%, 05/15/31 (Call 02/15/31)	5,470	4,303,024
2.75%, 05/15/40 (Call 11/15/39)	4,371	2,827,049
2.88%, 08/15/29	4,079	3,537,374
2.90%, 05/15/50 (Call 11/15/49)	5,058	2,917,321
2.95%, 10/15/27	3,554	3,233,339
3.05%, 05/15/41 (Call 11/15/40)	4,102	2,734,696
3.10%, 03/15/26	3,752	3,561,287
3.13%, 05/15/60 (Call 11/15/59)	2,179	1,241,114
3.25%, 05/15/51 (Call 11/15/50)	5,320	3,269,238
3.38%, 04/15/27	2,953	2,759,020
3.45%, 01/15/27	3,393	3,189,412
3.50%, 08/15/39 (Call 02/15/39)	4,764	3,496,325
3.70%, 12/15/25(b)	2,384	2,303,618
3.70%, 08/15/49 (Call 02/15/49)	4,667	3,158,477
3.75%, 07/15/25	8,669	8,442,441
3.75%, 10/15/47 (Call 04/15/47)	3,941	2,719,137
3.85%, 06/15/28	4,911	4,581,689
3.88%, 12/15/28(b)	3,432	3,186,294
3.88%, 08/15/59 (Call 02/15/59)	3,650	2,416,937
3.95%, 10/15/42 (Call 04/15/42)	2,825	2,104,486
4.00%, 05/15/29 (Call 03/15/29)	3,680	3,406,183
4.20%, 05/15/32 (Call 02/15/32)	5,405	4,789,395
4.20%, 01/15/47 (Call 07/15/46)	3,124	2,330,163
4.25%, 01/15/29 (Call 12/15/28)	5,150	4,841,040
4.25%, 03/15/43 (Call 09/15/42)	1,986	1,549,440
4.25%, 04/15/47 (Call 10/15/46)	3,144	2,371,332
4.25%, 06/15/48 (Call 12/15/47)	5,408	4,047,167
4.38%, 03/15/42 (Call 09/15/41)	2,259	1,786,698
4.45%, 12/15/48 (Call 06/15/48)	4,251	3,279,898
4.50%, 04/15/33 (Call 01/15/33)	5,555	4,998,577
4.63%, 07/15/35	3,026	2,689,189
4.63%, 11/15/41 (Call 05/15/41)	3,031	2,493,213
4.75%, 07/15/45	7,835	6,425,773
4.75%, 05/15/52 (Call 11/15/51)	7,260	5,803,904
4.95%, 05/15/62 (Call 11/15/61)	4,650	3,746,891
5.05%, 04/15/53 (Call 10/15/52)	6,260	5,264,317

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
5.15%, 10/15/25	$1,480	$1,474,253
5.20%, 04/15/63 (Call 10/15/62)	4,815	4,024,460
5.25%, 02/15/28 (Call 01/15/28)	2,715	2,696,159
5.30%, 02/15/30 (Call 12/15/29)	4,111	4,034,379
5.35%, 02/15/33 (Call 11/15/32)	8,195	7,874,049
5.70%, 10/15/40 (Call 04/15/40)	1,839	1,740,482
5.80%, 03/15/36	2,670	2,626,601
5.88%, 02/15/53 (Call 08/15/52)	6,905	6,531,159
5.95%, 02/15/41 (Call 08/15/40)	2,000	1,921,644
6.05%, 02/15/63 (Call 08/15/62)	3,015	2,875,591
6.50%, 06/15/37	2,763	2,866,896
6.63%, 11/15/37	3,308	3,449,052
6.88%, 02/15/38	4,816	5,168,521
Universal Health Services Inc.
1.65%, 09/01/26 (Call 08/01/26)	3,570	3,147,434
2.65%, 10/15/30 (Call 07/15/30)	3,373	2,578,998
2.65%, 01/15/32 (Call 10/15/31)	2,350	1,723,955
UPMC
5.04%, 05/15/33 (Call 02/15/33)	95	88,318
5.38%, 05/15/43 (Call 11/15/42)	280	245,609
Series D-1, 3.60%, 04/03/25	1,005	971,375
WakeMed, Series A, 3.29%, 10/01/52 (Call 04/01/52)	885	524,382
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	833	465,027
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	1,928	1,490,527
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)	1,150	624,950
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	2,316	1,195,903

		701,571,841

Holding Companies - Diversified — 0.1%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	2,380	2,090,331
2.88%, 06/15/27 (Call 05/15/27)(b)	1,344	1,163,777
2.88%, 06/15/28 (Call 04/15/28)	4,990	4,132,923
3.20%, 11/15/31 (Call 08/15/31)	2,780	2,070,539
3.25%, 07/15/25 (Call 06/15/25)	4,498	4,218,345
3.88%, 01/15/26 (Call 12/15/25)	2,776	2,595,530
4.25%, 03/01/25 (Call 01/01/25)	2,793	2,688,301
7.00%, 01/15/27	280	279,012
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	1,925	1,653,180
2.95%, 03/10/26 (Call 02/10/26)	1,910	1,700,203
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)	805	704,697
Blackstone Private Credit Fund
2.35%, 11/22/24	750	713,143
2.63%, 12/15/26 (Call 11/15/26)	3,005	2,573,191
2.70%, 01/15/25 (Call 11/15/24)	1,940	1,840,615
3.25%, 03/15/27 (Call 02/15/27)	6,365	5,485,397
4.00%, 01/15/29 (Call 11/15/28)	2,735	2,288,571
4.70%, 03/24/25	3,329	3,219,385
7.05%, 09/29/25	3,710	3,696,476
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)	1,399	1,180,316
2.75%, 09/16/26 (Call 08/19/26)	1,885	1,653,742
2.85%, 09/30/28 (Call 07/30/28)	2,740	2,218,067

Security	Par (000)	Value

Holding Companies - Diversified (continued)
3.63%, 01/15/26 (Call 12/15/25)	$1,832	$1,691,843
Blue Owl Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)(b)	2,827	2,413,016
2.88%, 06/11/28 (Call 04/11/28)	3,525	2,873,777
3.40%, 07/15/26 (Call 06/15/26)	1,755	1,564,804
3.75%, 07/22/25 (Call 06/22/25)	2,726	2,549,481
4.00%, 03/30/25 (Call 02/28/25)(b)	1,521	1,446,761
4.25%, 01/15/26 (Call 12/15/25)	2,485	2,315,514
Blue Owl Credit Income Corp.
3.13%, 09/23/26 (Call 08/23/26)	1,800	1,578,683
4.70%, 02/08/27 (Call 01/08/27)	1,435	1,296,397
5.50%, 03/21/25	430	415,875
7.75%, 09/16/27 (Call 08/16/27)	490	482,040
Blue Owl Technology Finance Corp., 2.50%, 01/15/27 (Call 12/15/26)	1,660	1,379,617
FS KKR Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	2,425	2,065,306
3.13%, 10/12/28 (Call 08/12/28)	3,225	2,592,759
3.25%, 07/15/27 (Call 06/15/27)	1,845	1,581,079
3.40%, 01/15/26 (Call 12/15/25)	1,565	1,431,349
4.13%, 02/01/25 (Call 01/01/25)(b)	1,268	1,221,799
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	1,105	1,016,315
3.75%, 02/10/25 (Call 01/10/25)(b)	1,616	1,557,467
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	2,898	2,438,847
2.50%, 08/24/26 (Call 07/24/26)	1,785	1,562,008
Main Street Capital Corp., 3.00%, 07/14/26 (Call 06/14/26)	2,515	2,225,081
Morgan Stanley Direct Lending Fund, 4.50%, 02/11/27 (Call 01/11/27)	375	343,671
Oaktree Specialty Lending Corp.
2.70%, 01/15/27 (Call 12/15/26)	2,753	2,352,971
3.50%, 02/25/25 (Call 01/25/25)	956	910,439
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)	2,685	2,288,306
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)(b)	2,225	1,908,804
3.44%, 10/15/28 (Call 08/15/28)(b)	1,805	1,391,730
3.71%, 01/22/26 (Call 12/22/25)	2,249	2,022,868
Sixth Street Specialty Lending Inc.
2.50%, 08/01/26 (Call 07/01/26)	530	467,174
3.88%, 11/01/24 (Call 10/01/24)	1,339	1,299,638

		98,851,160

Home Builders — 0.0%
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	4,050	3,553,791
1.40%, 10/15/27 (Call 08/15/27)	1,399	1,178,575
2.60%, 10/15/25 (Call 09/15/25)	966	904,992
Lennar Corp.
4.75%, 05/30/25 (Call 02/28/25)	3,005	2,943,394
4.75%, 11/29/27 (Call 05/29/27)	4,103	3,904,216
5.00%, 06/15/27 (Call 12/15/26)	2,333	2,251,166
5.25%, 06/01/26 (Call 12/01/25)	2,371	2,329,901
MDC Holdings Inc.
2.50%, 01/15/31 (Call 07/15/30)	2,002	1,466,934
3.85%, 01/15/30 (Call 07/15/29)	2,066	1,708,761
3.97%, 08/06/61 (Call 02/06/61)	1,490	789,673
6.00%, 01/15/43 (Call 10/15/42)	2,892	2,277,236
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	1,218	999,650

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	$2,475	$2,406,009
5.50%, 03/01/26 (Call 12/01/25)	1,785	1,764,138
6.00%, 02/15/35	1,763	1,641,243
6.38%, 05/15/33	1,786	1,737,192
7.88%, 06/15/32(b)	469	503,370
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	2,550	2,197,867
4.35%, 02/15/28 (Call 11/15/27)	2,130	1,956,045
4.88%, 11/15/25 (Call 08/15/25)	2,957	2,871,031
4.88%, 03/15/27 (Call 12/15/26)	2,300	2,190,597

		41,575,781

Home Furnishings — 0.0%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	2,861	2,779,762
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	3,327	2,988,849
3.50%, 11/15/51 (Call 05/15/51)	2,420	1,449,973
3.80%, 11/15/24 (Call 08/15/24)	1,748	1,701,400
4.40%, 03/15/29 (Call 12/15/28)	2,617	2,373,408
Whirlpool Corp.
2.40%, 05/15/31 (Call 02/15/31)	2,010	1,542,230
3.70%, 05/01/25	1,986	1,919,243
4.50%, 06/01/46 (Call 12/01/45)	2,038	1,480,428
4.60%, 05/15/50 (Call 11/15/49)(b)	2,080	1,495,179
4.70%, 05/14/32 (Call 02/14/32)(b)	1,849	1,629,352
4.75%, 02/26/29 (Call 11/26/28)(b)	4,096	3,829,659
5.50%, 03/01/33 (Call 12/01/32)	1,565	1,425,956

		24,615,439

Household Products & Wares — 0.1%
Avery Dennison Corp.
2.25%, 02/15/32 (Call 11/15/31)	2,170	1,593,489
2.65%, 04/30/30 (Call 02/01/30)	1,567	1,261,729
4.88%, 12/06/28 (Call 09/06/28)	3,816	3,639,305
5.75%, 03/15/33 (Call 12/15/32)	1,675	1,599,320
Church & Dwight Co. Inc.
2.30%, 12/15/31 (Call 09/15/31)	1,674	1,301,924
3.15%, 08/01/27 (Call 05/01/27)	3,986	3,661,692
3.95%, 08/01/47 (Call 02/01/47)	1,825	1,306,546
5.00%, 06/15/52 (Call 12/15/51)	2,190	1,837,138
5.60%, 11/15/32 (Call 08/15/32)	2,810	2,749,060
Clorox Co. (The)
1.80%, 05/15/30 (Call 02/15/30)	2,574	1,979,390
3.10%, 10/01/27 (Call 07/01/27)	2,453	2,220,530
3.90%, 05/15/28 (Call 02/15/28)	2,438	2,245,207
4.40%, 05/01/29 (Call 03/01/29)	2,275	2,108,646
4.60%, 05/01/32 (Call 02/01/32)(b)	2,924	2,636,264
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	2,451	2,083,123
2.00%, 11/02/31 (Call 08/02/31)	2,243	1,721,927
2.75%, 02/15/26	1,734	1,632,470
2.88%, 02/07/50 (Call 08/07/49)	1,939	1,164,179
3.05%, 08/15/25	1,163	1,115,155
3.10%, 03/26/30 (Call 12/26/29)	2,268	1,955,802
3.20%, 04/25/29 (Call 01/25/29)	1,635	1,463,852
3.20%, 07/30/46 (Call 01/30/46)	2,095	1,345,059
3.90%, 05/04/47 (Call 11/04/46)	1,557	1,125,132
3.95%, 11/01/28 (Call 08/01/28)	2,527	2,379,183
4.50%, 02/16/33 (Call 11/16/32)	2,415	2,223,219
5.30%, 03/01/41	1,720	1,576,187

Security	Par (000)	Value

Household Products & Wares (continued)
6.63%, 08/01/37	$4,153	$4,437,019

		54,362,547

Insurance — 0.7%
ACE Capital Trust II, Series N, 9.70%, 04/01/30(b)	1,660	1,902,698
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28), (6-mo. LIBOR US + 3.540%)(a)	2,940	2,673,591
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	2,045	1,836,790
2.88%, 10/15/26 (Call 07/15/26)	1,937	1,788,554
3.60%, 04/01/30 (Call 01/01/30)	5,193	4,529,629
4.00%, 10/15/46 (Call 04/15/46)	1,381	953,641
4.75%, 01/15/49 (Call 07/15/48)	2,898	2,305,615
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)	1,190	728,420
3.63%, 05/15/30 (Call 02/15/30)	2,769	2,433,461
4.90%, 09/15/44 (Call 03/15/44)	1,805	1,497,347
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	2,445	2,343,164
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	2,590	2,333,939
1.45%, 12/15/30 (Call 09/15/30)	1,519	1,103,686
3.28%, 12/15/26 (Call 09/15/26)	2,942	2,732,976
3.85%, 08/10/49 (Call 02/10/49)	2,543	1,681,933
4.20%, 12/15/46 (Call 06/15/46)	3,062	2,148,861
4.50%, 06/15/43	1,928	1,459,257
5.25%, 03/30/33 (Call 12/30/32)	1,680	1,548,875
5.35%, 06/01/33(b)	1,474	1,371,072
5.55%, 05/09/35	2,361	2,193,464
5.95%, 04/01/36	723	694,893
6.50%, 05/15/67 (Call 05/15/37), (3-mo. LIBOR US + 2.120%)(a)	2,221	1,980,224
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	2,146	1,988,285
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	965	694,316
5.25%, 04/02/30 (Call 01/02/30)	442	414,319
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	4,951	4,672,555
3.40%, 06/30/30 (Call 03/30/30)	1,665	1,403,289
3.88%, 01/15/35 (Call 07/15/34)	440	353,724
3.90%, 04/01/26 (Call 01/01/26)	3,819	3,638,641
4.20%, 04/01/28 (Call 01/01/28)	1,870	1,735,244
4.38%, 06/30/50 (Call 12/30/49)	4,459	3,261,320
4.50%, 07/16/44 (Call 01/16/44)	1,530	1,165,721
4.75%, 04/01/48 (Call 10/01/47)	4,433	3,471,666
4.80%, 07/10/45 (Call 01/10/45)	3,555	2,803,581
5.13%, 03/27/33 (Call 12/27/32)	3,075	2,794,705
6.25%, 05/01/36	563	545,473
Series A-9, 5.75%, 04/01/48 (Call 04/01/28), (3-mo. LIBOR US + 2.868%)(a)	3,188	2,898,311
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	2,841	2,317,943
3.75%, 05/02/29 (Call 02/02/29)	2,597	2,321,496
4.50%, 12/15/28 (Call 09/15/28)	1,891	1,768,445
6.25%, 09/30/40	1,424	1,368,366
8.21%, 01/01/27	261	273,809
Aon Global Ltd.
2.05%, 08/23/31 (Call 05/23/31)	3,750	2,778,031
2.60%, 12/02/31 (Call 09/02/31)	1,460	1,118,072
2.85%, 05/28/27 (Call 04/28/27)	2,065	1,866,868

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
2.90%, 08/23/51 (Call 02/23/51)	$2,565	$1,416,593
3.88%, 12/15/25 (Call 09/15/25)	1,841	1,763,318
3.90%, 02/28/52 (Call 08/28/51)	3,475	2,338,210
4.60%, 06/14/44 (Call 03/14/44)	2,392	1,859,621
4.75%, 05/15/45 (Call 11/15/44)	2,234	1,775,610
5.00%, 09/12/32 (Call 06/12/32)	1,615	1,464,225
5.35%, 02/28/33 (Call 11/28/32)	1,735	1,616,630
Arch Capital Finance LLC
4.01%, 12/15/26 (Call 09/15/26)	3,047	2,874,881
5.03%, 12/15/46 (Call 06/15/46)	1,704	1,365,536
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	4,242	2,696,807
7.35%, 05/01/34	1,795	1,890,114
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	2,380	1,962,059
Arthur J Gallagher & Co.
2.40%, 11/09/31 (Call 08/09/31)	1,980	1,487,403
3.05%, 03/09/52 (Call 09/09/51)	1,770	966,001
3.50%, 05/20/51 (Call 11/20/50)	2,217	1,331,974
5.50%, 03/02/33 (Call 12/02/32)	1,825	1,698,321
5.75%, 03/02/53 (Call 09/02/52)	1,198	1,040,633
6.50%, 02/15/34 (Call 11/15/33)	545	540,683
6.75%, 02/15/54 (Call 08/15/53)	515	505,810
Assurant Inc.
2.65%, 01/15/32 (Call 10/15/31)	1,515	1,089,742
3.70%, 02/22/30 (Call 11/22/29)	2,327	1,927,733
4.90%, 03/27/28 (Call 12/27/27)	1,940	1,838,216
Assured Guaranty U.S. Holdings Inc.
3.15%, 06/15/31 (Call 03/15/31)	2,581	2,089,084
3.60%, 09/15/51 (Call 03/15/51)	700	410,922
6.13%, 09/15/28 (Call 08/15/28)	40	39,743
Athene Holding Ltd.
3.45%, 05/15/52 (Call 11/15/51)	1,890	1,064,425
3.50%, 01/15/31 (Call 10/15/30)	1,920	1,530,555
3.95%, 05/25/51 (Call 11/25/50)	2,785	1,745,995
4.13%, 01/12/28 (Call 10/12/27)	4,335	3,919,935
6.15%, 04/03/30 (Call 01/03/30)	1,447	1,406,804
6.65%, 02/01/33 (Call 11/01/32)	2,180	2,096,805
AXA SA, 8.60%, 12/15/30	95	109,286
AXIS Specialty Finance LLC
3.90%, 07/15/29 (Call 04/15/29)	1,694	1,498,057
4.90%, 01/15/40 (Call 01/15/30), (5-year CMT + 3.186%)(a)	1,501	1,200,293
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	2,804	2,573,975
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	3,761	2,879,537
1.85%, 03/12/30 (Call 12/12/29)(b)	2,763	2,214,830
2.30%, 03/15/27 (Call 02/15/27)	4,620	4,211,608
2.50%, 01/15/51 (Call 07/15/50)	3,755	2,017,066
2.85%, 10/15/50 (Call 04/15/50)	6,204	3,557,015
2.88%, 03/15/32 (Call 12/15/31)	3,424	2,790,913
3.85%, 03/15/52 (Call 09/15/51)	4,610	3,214,987
4.20%, 08/15/48 (Call 02/15/48)	8,967	6,866,706
4.25%, 01/15/49 (Call 07/15/48)	6,209	4,801,131
4.30%, 05/15/43	3,472	2,797,687
4.40%, 05/15/42	4,163	3,438,775
5.75%, 01/15/40	4,663	4,601,651
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	11,361	10,828,497
4.50%, 02/11/43	4,950	4,148,604

Security	Par (000)	Value

Insurance (continued)
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)	$145	$130,884
3.85%, 12/22/51 (Call 06/22/51)	1,290	704,346
4.70%, 06/22/47 (Call 12/22/46)	3,577	2,353,989
5.63%, 05/15/30 (Call 02/15/30)(b)	2,794	2,557,740
Brown & Brown Inc.
2.38%, 03/15/31 (Call 12/15/30)	3,928	2,942,127
4.20%, 03/17/32 (Call 12/17/31)	1,455	1,219,014
4.50%, 03/15/29 (Call 12/15/28)	2,015	1,845,197
4.95%, 03/17/52 (Call 09/17/51)	2,845	2,111,388
Chubb Corp. (The) 6.00%, 05/11/37	3,784	3,747,230
Series 1, 6.50%, 05/15/38	255	263,643
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)	1,660	1,244,089
2.85%, 12/15/51 (Call 06/15/51)	1,220	710,940
3.05%, 12/15/61 (Call 06/15/61)	3,440	1,936,660
3.15%, 03/15/25	4,740	4,573,978
3.35%, 05/03/26 (Call 02/03/26)	2,182	2,066,148
4.15%, 03/13/43	3,450	2,663,524
4.35%, 11/03/45 (Call 05/03/45)	5,725	4,469,712
6.70%, 05/15/36	305	319,365
Cincinnati Financial Corp.
6.13%, 11/01/34	1,414	1,350,908
6.92%, 05/15/28	899	934,077
CNA Financial Corp.
2.05%, 08/15/30 (Call 05/15/30)	1,060	809,581
3.45%, 08/15/27 (Call 05/15/27)	2,302	2,107,249
3.90%, 05/01/29 (Call 02/01/29)	2,346	2,104,516
4.50%, 03/01/26 (Call 12/01/25)	2,654	2,566,120
5.50%, 06/15/33 (Call 03/15/33)	755	693,154
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	2,201	2,150,524
5.25%, 05/30/29 (Call 02/28/29)	2,395	2,208,576
Corebridge Financial Inc.
3.50%, 04/04/25 (Call 03/04/25)	3,650	3,510,469
3.65%, 04/05/27 (Call 03/05/27)	4,061	3,717,825
3.85%, 04/05/29 (Call 02/05/29)	2,545	2,246,638
3.90%, 04/05/32 (Call 01/05/32)	3,920	3,206,580
4.35%, 04/05/42 (Call 10/05/41)	1,900	1,376,026
4.40%, 04/05/52 (Call 10/05/51)	2,095	1,446,721
6.05%, 09/15/33 (Call 06/15/33)(e)	2,660	2,497,350
6.88%, 12/15/52 (Call 09/15/27), (5-year CMT + 3.846%)(a)	630	583,269
Enstar Finance LLC
5.50%, 01/15/42 (Call 01/15/27), (5-year CMT + 4.006%)(a)	925	739,342
5.75%, 09/01/40 (Call 09/01/25), (5-year CMT + 5.468%)(a)	10	8,871
Enstar Group Ltd.
3.10%, 09/01/31 (Call 03/01/31)	1,436	1,061,309
4.95%, 06/01/29 (Call 03/01/29)	2,471	2,251,287
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	5,238	4,796,813
5.00%, 04/20/48 (Call 10/20/47)	5,282	4,020,628
5.59%, 01/11/33 (Call 10/11/32)	3,555	3,272,887
7.00%, 04/01/28	1,009	1,037,234
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	3,268	1,835,265
3.50%, 10/15/50 (Call 04/15/50)	3,669	2,219,302
4.87%, 06/01/44	1,741	1,370,732

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
F&G Annuities & Life Inc., 7.40%, 01/13/28 (Call 12/13/27)	$2,096	$2,068,624
Fairfax Financial Holdings Ltd.
3.38%, 03/03/31 (Call 12/03/30)	1,837	1,478,803
4.63%, 04/29/30 (Call 01/29/30)	1,697	1,507,588
4.85%, 04/17/28 (Call 01/17/28)	2,889	2,728,030
5.63%, 08/16/32 (Call 05/16/32)	1,165	1,075,338
Fidelity National Financial Inc.
2.45%, 03/15/31 (Call 12/15/30)	2,824	2,118,300
3.20%, 09/17/51 (Call 03/17/51)	2,510	1,311,770
3.40%, 06/15/30 (Call 03/15/30)	2,915	2,397,644
4.50%, 08/15/28 (Call 05/15/28)	2,472	2,273,146
First American Financial Corp.
2.40%, 08/15/31 (Call 05/15/31)	2,357	1,701,994
4.00%, 05/15/30 (Call 02/15/30)	1,125	936,088
4.60%, 11/15/24	2,613	2,569,901
Globe Life Inc.
2.15%, 08/15/30 (Call 05/15/30)	2,817	2,147,687
4.55%, 09/15/28 (Call 06/15/28)	3,015	2,826,514
4.80%, 06/15/32 (Call 03/15/32)	460	413,268
Hanover Insurance Group Inc. (The)
2.50%, 09/01/30 (Call 06/01/30)	2,200	1,646,791
4.50%, 04/15/26 (Call 01/15/26)	2,432	2,338,184
Hartford Financial Services Group Inc. (The)
2.80%, 08/19/29 (Call 05/19/29)	3,130	2,650,618
2.90%, 09/15/51 (Call 03/15/51)	2,150	1,182,518
3.60%, 08/19/49 (Call 02/19/49)	2,916	1,882,665
4.30%, 04/15/43	1,714	1,261,750
4.40%, 03/15/48 (Call 09/15/47)	1,863	1,384,745
5.95%, 10/15/36	1,205	1,146,263
6.10%, 10/01/41	2,034	1,900,370
Horace Mann Educators Corp., 7.25%, 09/15/28 (Call 08/15/28)	20	19,958
Jackson Financial Inc.
3.13%, 11/23/31 (Call 08/23/31)	3,195	2,388,196
4.00%, 11/23/51 (Call 05/23/51)	1,210	709,802
5.17%, 06/08/27 (Call 05/08/27)(b)	2,270	2,164,359
5.67%, 06/08/32 (Call 03/08/32)(b)	830	763,412
Kemper Corp.
2.40%, 09/30/30 (Call 06/30/30)	1,865	1,354,768
3.80%, 02/23/32 (Call 11/23/31)	1,270	967,108
4.35%, 02/15/25 (Call 11/15/24)	990	956,250
Lincoln National Corp.
3.05%, 01/15/30 (Call 10/15/29)(b)	2,036	1,608,034
3.35%, 03/09/25(b)	1,478	1,421,066
3.40%, 01/15/31 (Call 10/15/30)(b)	2,314	1,808,388
3.40%, 03/01/32 (Call 12/01/31)	384	287,971
3.63%, 12/12/26 (Call 09/15/26)(b)	1,763	1,604,960
3.80%, 03/01/28 (Call 12/01/27)(b)	2,249	2,004,824
4.35%, 03/01/48 (Call 09/01/47)	1,838	1,197,621
4.38%, 06/15/50 (Call 12/15/49)(b)	1,287	836,481
6.30%, 10/09/37	1,160	1,072,284
7.00%, 06/15/40	1,963	1,857,591
Loews Corp.
3.20%, 05/15/30 (Call 02/15/30)	2,760	2,341,319
3.75%, 04/01/26 (Call 01/01/26)	4,362	4,170,958
4.13%, 05/15/43 (Call 11/15/42)	3,402	2,539,662
6.00%, 02/01/35	307	303,106
Manulife Financial Corp.
2.48%, 05/19/27 (Call 03/19/27)	2,910	2,597,537
3.70%, 03/16/32 (Call 12/16/31)(b)	2,590	2,207,474

Security	Par (000)	Value

Insurance (continued)
4.06%, 02/24/32 (Call 02/24/27), (5-year USD ICE Swap + 1.647%)(a)	$3,363	$3,034,557
4.15%, 03/04/26	4,681	4,503,943
5.38%, 03/04/46	1,528	1,341,826
Markel Group Inc.
3.35%, 09/17/29 (Call 06/17/29)	1,300	1,130,964
3.45%, 05/07/52 (Call 11/07/51)(b)	2,620	1,575,995
3.50%, 11/01/27 (Call 08/01/27)	2,107	1,924,545
4.15%, 09/17/50 (Call 03/17/50)	2,196	1,492,104
4.30%, 11/01/47 (Call 05/01/47)	1,516	1,061,771
5.00%, 04/05/46	2,140	1,682,716
5.00%, 05/20/49 (Call 11/20/48)	1,845	1,457,870
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	3,510	2,758,099
2.38%, 12/15/31 (Call 09/15/31)	355	271,732
2.90%, 12/15/51 (Call 06/15/51)	755	421,385
3.50%, 03/10/25 (Call 12/10/24)	4,419	4,283,227
3.75%, 03/14/26 (Call 12/14/25)(b)	4,369	4,178,466
4.20%, 03/01/48 (Call 09/01/47)	3,075	2,270,087
4.35%, 01/30/47 (Call 07/30/46)	3,067	2,330,955
4.38%, 03/15/29 (Call 12/15/28)	6,267	5,864,849
4.75%, 03/15/39 (Call 09/15/38)	2,153	1,830,594
4.90%, 03/15/49 (Call 09/15/48)	5,336	4,384,266
5.45%, 03/15/53 (Call 09/15/52)	1,070	942,246
5.70%, 09/15/53 (Call 03/15/53)	4,125	3,787,593
5.75%, 11/01/32 (Call 08/01/32)	815	794,888
5.88%, 08/01/33	1,295	1,274,767
6.25%, 11/01/52 (Call 05/01/52)	795	779,100
Marsh & McLennan Cos. Inc., 5.40%, 09/15/33 (Call 06/15/33)(b)	2,175	2,066,990
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	2,480	2,279,629
MetLife Inc.
3.00%, 03/01/25	4,033	3,878,165
3.60%, 11/13/25 (Call 08/13/25)	2,813	2,700,075
4.05%, 03/01/45	4,357	3,139,093
4.13%, 08/13/42	3,668	2,738,513
4.55%, 03/23/30 (Call 12/23/29)	5,272	4,901,481
4.60%, 05/13/46 (Call 11/13/45)	2,389	1,870,217
4.72%, 12/15/44	3,031	2,375,615
4.88%, 11/13/43	3,275	2,674,810
5.00%, 07/15/52 (Call 01/15/52)	2,200	1,775,597
5.25%, 01/15/54 (Call 07/15/53)	3,500	2,927,169
5.38%, 07/15/33 (Call 04/15/33)	2,705	2,528,964
5.70%, 06/15/35	5,878	5,594,035
5.88%, 02/06/41	3,447	3,221,944
6.38%, 06/15/34	1,646	1,657,449
6.40%, 12/15/66 (Call 12/15/31)	3,884	3,644,258
6.50%, 12/15/32(b)	2,175	2,225,463
10.75%, 08/01/69 (Call 08/01/34)	2,182	2,754,941
Munich Re America Corp., Series B, 7.45%, 12/15/26	235	247,032
Nationwide Financial Services Inc., 6.75%, 05/15/87	359	327,121
Old Republic International Corp.
3.85%, 06/11/51 (Call 12/11/50)	2,144	1,325,781
3.88%, 08/26/26 (Call 07/26/26)	3,191	3,003,600
PartnerRe Finance B LLC
3.70%, 07/02/29 (Call 04/02/29)	2,776	2,451,732
4.50%, 10/01/50 (Call 04/01/30), (5-year CMT + 3.815%)(a)	197	161,699

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Primerica Inc., 2.80%, 11/19/31 (Call 08/19/31)	$1,348	$1,038,013
Principal Financial Group Inc.
2.13%, 06/15/30 (Call 03/15/30)	3,119	2,426,785
3.10%, 11/15/26 (Call 08/15/26)	3,075	2,837,877
3.40%, 05/15/25 (Call 02/15/25)(b)	2,849	2,734,453
3.70%, 05/15/29 (Call 02/15/29)	1,530	1,356,914
4.30%, 11/15/46 (Call 05/15/46)	1,564	1,111,498
4.35%, 05/15/43(b)	1,873	1,392,684
4.63%, 09/15/42	516	399,636
5.38%, 03/15/33 (Call 12/15/32)	855	798,241
5.50%, 03/15/53 (Call 09/15/52)	1,560	1,300,541
6.05%, 10/15/36	1,940	1,860,412
Progressive Corp. (The)
2.45%, 01/15/27(b)	2,331	2,112,313
2.50%, 03/15/27 (Call 02/15/27)	3,125	2,822,119
3.00%, 03/15/32 (Call 12/15/31)	1,360	1,105,804
3.20%, 03/26/30 (Call 12/26/29)	3,871	3,300,256
3.70%, 01/26/45	717	495,765
3.70%, 03/15/52 (Call 09/15/51)	1,490	999,756
3.95%, 03/26/50 (Call 09/26/49)	2,084	1,482,113
4.00%, 03/01/29 (Call 12/01/28)	1,962	1,824,112
4.13%, 04/15/47 (Call 10/15/46)	5,866	4,340,238
4.20%, 03/15/48 (Call 09/15/47)	1,925	1,436,104
4.35%, 04/25/44	928	710,658
4.95%, 06/15/33 (Call 03/15/33)(b)	1,500	1,382,802
6.25%, 12/01/32	1,756	1,773,554
6.63%, 03/01/29	491	515,110
Prudential Financial Inc.
1.50%, 03/10/26 (Call 02/10/26)	2,666	2,407,037
2.10%, 03/10/30 (Call 12/10/29)(b)	3,735	2,997,730
3.00%, 03/10/40 (Call 09/10/39)	2,247	1,492,184
3.70%, 10/01/50 (Call 07/01/30), (5-year CMT + 3.035%)(a)	715	565,297
3.70%, 03/13/51 (Call 09/13/50)	5,574	3,640,438
3.88%, 03/27/28 (Call 12/27/27)	2,362	2,196,360
3.91%, 12/07/47 (Call 06/07/47)	3,456	2,355,554
3.94%, 12/07/49 (Call 06/07/49)	4,096	2,775,267
4.35%, 02/25/50 (Call 08/25/49)	3,897	2,855,381
4.42%, 03/27/48 (Call 09/27/47)	1,643	1,217,883
4.50%, 09/15/47 (Call 09/15/27), (3-mo. LIBOR US + 2.380%)(a)	2,940	2,584,078
4.60%, 05/15/44	3,041	2,385,521
5.13%, 03/01/52 (Call 11/28/31), (5-year CMT + 3.162%)(a)	830	703,540
5.38%, 05/15/45 (Call 05/15/25), (3-mo. LIBOR US + 3.031%)(a)	4,062	3,869,105
5.70%, 12/14/36	3,944	3,783,186
5.70%, 09/15/48 (Call 09/15/28), (3-mo. LIBOR US + 2.665%)(a)	3,793	3,403,059
5.75%, 07/15/33	667	656,604
6.00%, 09/01/52 (Call 06/01/32), (5-year CMT + 3.234%)(a)	606	541,865
6.63%, 12/01/37	1,281	1,313,491
6.63%, 06/21/40	1,630	1,640,662
6.75%, 03/01/53 (Call 12/01/32), (5-year CMT + 2.848%)(a)	285	268,982
Prudential Funding Asia PLC
3.13%, 04/14/30	2,826	2,356,774
3.63%, 03/24/32 (Call 12/24/31)	2,545	2,097,381
Reinsurance Group of America Inc.
3.15%, 06/15/30 (Call 03/15/30)	2,611	2,116,252

Security	Par (000)	Value

Insurance (continued)
3.90%, 05/15/29 (Call 02/15/29)	$3,153	$2,777,738
3.95%, 09/15/26 (Call 06/15/26)	2,816	2,660,653
6.00%, 09/15/33 (Call 06/15/33)	1,326	1,245,113
RenaissanceRe Finance Inc.
3.45%, 07/01/27 (Call 04/01/27)	1,943	1,761,548
3.70%, 04/01/25 (Call 01/01/25)	445	428,552
RenaissanceRe Holdings Ltd.
3.60%, 04/15/29 (Call 01/15/29)	2,435	2,123,720
5.75%, 06/05/33 (Call 03/05/33)	3,055	2,813,957
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	330	269,415
Stewart Information Services Corp., 3.60%, 11/15/31 (Call 08/15/31)	3,250	2,313,184
Transatlantic Holdings Inc., 8.00%, 11/30/39	1,983	2,250,564
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	2,326	1,262,073
3.05%, 06/08/51 (Call 12/08/50)	3,294	1,957,880
3.75%, 05/15/46 (Call 11/15/45)	1,925	1,332,308
4.00%, 05/30/47 (Call 11/30/46)	3,234	2,356,118
4.05%, 03/07/48 (Call 09/07/47)	2,120	1,556,811
4.10%, 03/04/49 (Call 09/04/48)	2,236	1,641,878
4.30%, 08/25/45 (Call 02/25/45)	2,656	2,014,630
4.60%, 08/01/43	1,000	819,759
5.35%, 11/01/40	2,662	2,425,251
6.25%, 06/15/37	3,448	3,493,498
6.75%, 06/20/36	1,572	1,660,428
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)	1,410	1,264,545
Travelers Property Casualty Corp., 6.38%, 03/15/33	2,183	2,271,912
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	2,283	2,190,084
Unum Group
4.00%, 06/15/29 (Call 03/15/29)	2,031	1,809,586
4.13%, 06/15/51 (Call 12/15/50)	2,000	1,251,384
4.50%, 12/15/49 (Call 06/15/49)	745	491,446
5.75%, 08/15/42	2,380	1,974,852
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)	1,135	588,388
3.55%, 03/30/52 (Call 09/30/51)	913	553,048
4.00%, 05/12/50 (Call 11/12/49)	2,526	1,701,047
4.75%, 08/01/44	2,128	1,636,909
Willis North America Inc.
2.95%, 09/15/29 (Call 06/15/29)	2,884	2,418,123
3.88%, 09/15/49 (Call 03/15/49)	2,590	1,656,850
4.50%, 09/15/28 (Call 06/15/28)	2,723	2,532,193
4.65%, 06/15/27 (Call 05/15/27)	3,653	3,476,333
5.05%, 09/15/48 (Call 03/15/48)	1,925	1,474,870
5.35%, 05/15/33 (Call 02/15/33)	1,375	1,253,209
XLIT Ltd., 5.25%, 12/15/43	1,705	1,452,895

		652,310,290

Internet — 0.4%
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)	3,540	2,714,671
2.70%, 02/09/41 (Call 08/09/40)	2,075	1,197,625
3.15%, 02/09/51 (Call 08/09/50)	6,845	3,689,922
3.25%, 02/09/61 (Call 08/09/60)(b)	3,758	1,918,570
3.40%, 12/06/27 (Call 09/06/27)	11,349	10,369,467
3.60%, 11/28/24 (Call 08/28/24)	10,174	9,922,276
4.00%, 12/06/37 (Call 06/06/37)	4,260	3,189,487
4.20%, 12/06/47 (Call 06/06/47)	7,320	4,911,657

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
4.40%, 12/06/57 (Call 06/06/57)	$3,825	$2,519,355
4.50%, 11/28/34 (Call 05/28/34)	3,427	2,881,403
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	3,618	3,331,395
0.80%, 08/15/27 (Call 06/15/27)	4,710	4,032,366
1.10%, 08/15/30 (Call 05/15/30)	8,084	6,193,915
1.90%, 08/15/40 (Call 02/15/40)	5,223	3,120,515
2.00%, 08/15/26 (Call 05/15/26)	8,671	7,972,182
2.05%, 08/15/50 (Call 02/15/50)	9,923	5,123,742
2.25%, 08/15/60 (Call 02/15/60)(b)	4,560	2,276,474
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	2,960	2,756,107
1.00%, 05/12/26 (Call 04/12/26)	10,480	9,426,216
1.20%, 06/03/27 (Call 04/03/27)	2,328	2,017,422
1.50%, 06/03/30 (Call 03/03/30)	8,605	6,707,809
1.65%, 05/12/28 (Call 03/12/28)	10,785	9,207,262
2.10%, 05/12/31 (Call 02/12/31)	10,865	8,559,871
2.50%, 06/03/50 (Call 12/03/49)	8,076	4,462,191
2.70%, 06/03/60 (Call 12/03/59)	7,725	4,107,738
2.88%, 05/12/41 (Call 11/12/40)	8,829	5,923,524
3.00%, 04/13/25	830	802,955
3.10%, 05/12/51 (Call 11/12/50)	11,720	7,276,342
3.15%, 08/22/27 (Call 05/22/27)	14,658	13,562,643
3.25%, 05/12/61 (Call 11/12/60)	6,660	3,984,286
3.30%, 04/13/27 (Call 03/13/27)	6,390	5,987,069
3.45%, 04/13/29 (Call 02/13/29)	4,505	4,110,000
3.60%, 04/13/32 (Call 01/13/32)	7,280	6,316,909
3.80%, 12/05/24 (Call 09/05/24)	6,595	6,479,800
3.88%, 08/22/37 (Call 02/22/37)	11,812	9,668,824
3.95%, 04/13/52 (Call 10/13/51)	9,320	6,820,660
4.05%, 08/22/47 (Call 02/22/47)	12,233	9,326,777
4.10%, 04/13/62 (Call 10/13/61)	4,753	3,415,406
4.25%, 08/22/57 (Call 02/22/57)	7,771	5,878,277
4.55%, 12/01/27 (Call 11/01/27)	2,365	2,300,935
4.60%, 12/01/25	4,955	4,894,007
4.65%, 12/01/29 (Call 10/01/29)	4,300	4,140,174
4.70%, 11/29/24	3,750	3,720,045
4.70%, 12/01/32 (Call 09/01/32)	6,175	5,785,478
4.80%, 12/05/34 (Call 06/05/34)	5,407	5,057,751
4.95%, 12/05/44 (Call 06/05/44)	5,398	4,823,780
5.20%, 12/03/25 (Call 09/03/25)	4,205	4,198,709
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	1,524	1,330,044
1.72%, 04/09/26 (Call 03/09/26)	520	472,045
2.38%, 08/23/31 (Call 05/23/31)	760	573,601
3.08%, 04/07/25 (Call 03/07/25)(b)	545	523,761
3.43%, 04/07/30 (Call 01/07/30)(b)	1,425	1,206,243
3.63%, 07/06/27	1,964	1,815,619
4.13%, 06/30/25	2,421	2,351,233
4.38%, 03/29/28 (Call 12/29/27)	2,260	2,125,024
4.88%, 11/14/28 (Call 08/14/28)	1,965	1,872,717
Booking Holdings Inc.
3.55%, 03/15/28 (Call 12/15/27)	3,814	3,528,602
3.60%, 06/01/26 (Call 03/01/26)	4,706	4,480,535
3.65%, 03/15/25 (Call 12/15/24)	3,126	3,043,205
4.63%, 04/13/30 (Call 01/13/30)	6,834	6,367,076
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	4,720	4,229,001
1.90%, 03/11/25 (Call 02/11/25)	4,092	3,877,581
2.60%, 05/10/31 (Call 02/10/31)	3,080	2,402,733
2.70%, 03/11/30 (Call 12/11/29)	4,081	3,311,342

Security	Par (000)	Value

Internet (continued)
3.60%, 06/05/27 (Call 03/05/27)	$4,605	$4,253,290
3.65%, 05/10/51 (Call 11/10/50)	3,285	2,052,712
4.00%, 07/15/42 (Call 01/15/42)	4,716	3,315,295
5.90%, 11/22/25 (Call 10/22/25)	430	430,154
5.95%, 11/22/27 (Call 10/22/27)(b)	1,465	1,465,733
6.30%, 11/22/32 (Call 08/22/32)(b)	1,925	1,917,338
Expedia Group Inc.
2.95%, 03/15/31 (Call 12/15/30)(b)	2,638	2,072,016
3.25%, 02/15/30 (Call 11/15/29)	4,764	3,947,127
3.80%, 02/15/28 (Call 11/15/27)	2,274	2,058,000
4.63%, 08/01/27 (Call 05/01/27)	1,311	1,240,700
5.00%, 02/15/26 (Call 11/15/25)(b)	4,102	4,009,820
JD.com Inc.
3.38%, 01/14/30 (Call 10/14/29)(b)	2,265	1,915,867
3.88%, 04/29/26(b)	885	845,256
4.13%, 01/14/50 (Call 07/14/49)	1,900	1,240,377
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	11,690	10,993,933
3.85%, 08/15/32 (Call 05/15/32)	10,820	9,396,354
4.45%, 08/15/52 (Call 02/15/52)	9,935	7,513,846
4.60%, 05/15/28 (Call 04/15/28)	3,855	3,736,697
4.65%, 08/15/62 (Call 02/15/62)	5,570	4,202,656
4.80%, 05/15/30 (Call 03/15/30)	2,925	2,817,680
4.95%, 05/15/33 (Call 02/15/33)	3,555	3,331,918
5.60%, 05/15/53 (Call 11/15/52)	7,585	6,856,475
5.75%, 05/15/63 (Call 11/15/62)	3,585	3,217,421
Netflix Inc.
4.38%, 11/15/26	490	471,707
4.88%, 04/15/28	1,275	1,227,637
5.88%, 02/15/25	525	525,062
5.88%, 11/15/28	980	983,187
6.38%, 05/15/29	20	20,528
Tencent Music Entertainment Group
1.38%, 09/03/25 (Call 08/03/25)(b)	1,484	1,362,858
2.00%, 09/03/30 (Call 06/03/30)	3,176	2,374,716
VeriSign Inc.
2.70%, 06/15/31 (Call 03/15/31)	3,750	2,895,617
4.75%, 07/15/27 (Call 12/01/23)	3,485	3,317,958
5.25%, 04/01/25 (Call 01/01/25)	2,475	2,446,094
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	3,669	2,838,128

		391,888,508

Iron & Steel — 0.1%
ArcelorMittal SA
4.25%, 07/16/29	3,077	2,772,564
4.55%, 03/11/26	3,170	3,087,568
6.55%, 11/29/27 (Call 10/29/27)	4,020	4,037,287
6.75%, 03/01/41	2,215	2,015,910
6.80%, 11/29/32 (Call 08/29/32)	2,710	2,593,840
7.00%, 10/15/39(b)	2,395	2,274,120
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	3,482	3,278,130
2.70%, 06/01/30 (Call 03/01/30)	3,014	2,491,735
2.98%, 12/15/55 (Call 06/15/55)	5,652	3,032,021
3.13%, 04/01/32 (Call 01/01/32)	260	209,961
3.85%, 04/01/52 (Call 09/01/51)	2,520	1,700,919
3.95%, 05/23/25	3,165	3,073,613
3.95%, 05/01/28 (Call 02/01/28)	1,393	1,295,131
4.30%, 05/23/27 (Call 04/23/27)	3,665	3,497,101
4.40%, 05/01/48 (Call 11/01/47)(b)	274	207,067
5.20%, 08/01/43 (Call 02/01/43)	1,080	941,248
6.40%, 12/01/37	558	558,330

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (Call 07/15/25)	$3,133	$2,880,227
2.15%, 08/15/30 (Call 05/15/30)	475	363,742
Steel Dynamics Inc.
1.65%, 10/15/27 (Call 08/15/27)	1,030	871,047
2.40%, 06/15/25 (Call 05/15/25)	2,480	2,336,147
2.80%, 12/15/24 (Call 11/15/24)	3,033	2,923,555
3.25%, 01/15/31 (Call 10/15/30)	2,261	1,867,570
3.25%, 10/15/50 (Call 04/15/50)	1,899	1,084,385
3.45%, 04/15/30 (Call 01/15/30)	2,214	1,873,554
5.00%, 12/15/26 (Call 12/01/23)	3,138	3,042,136
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	4,764	4,008,888
6.13%, 06/12/33 (Call 03/12/33)	940	880,479
6.25%, 08/10/26	660	664,558
6.88%, 11/21/36	6,067	5,959,419
6.88%, 11/10/39	3,620	3,542,729
8.25%, 01/17/34(b)	580	631,868
Vale SA, 5.63%, 09/11/42(b)	1,176	1,034,666

		71,031,515

Leisure Time — 0.0%
Brunswick Corp.
2.40%, 08/18/31 (Call 05/18/31)	1,614	1,137,805
4.40%, 09/15/32 (Call 06/15/32)	2,465	1,938,323
5.10%, 04/01/52 (Call 10/01/51)(b)	1,415	933,995
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	2,585	2,457,138
4.63%, 07/28/45 (Call 01/28/45)(b)	1,524	1,056,113

		7,523,374

Lodging — 0.1%
Choice Hotels International Inc.
3.70%, 12/01/29 (Call 09/01/29)	2,496	2,042,154
3.70%, 01/15/31 (Call 10/15/30)	1,860	1,460,915
Hyatt Hotels Corp.
4.38%, 09/15/28 (Call 06/15/28)	2,280	2,088,800
4.85%, 03/15/26 (Call 12/15/25)	3,098	3,010,656
5.38%, 04/23/25 (Call 03/23/25)	2,503	2,470,852
5.75%, 01/30/27 (Call 12/30/26)	1,495	1,477,670
5.75%, 04/23/30 (Call 01/23/30)	2,252	2,139,486
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)	1,406	1,363,884
3.75%, 10/01/25 (Call 07/01/25)	1,605	1,541,226
4.90%, 04/15/29 (Call 03/15/29)	550	515,854
5.00%, 10/15/27 (Call 09/15/27)	3,170	3,061,114
5.45%, 09/15/26 (Call 08/15/26)	535	528,187
5.55%, 10/15/28 (Call 09/15/28)	1,965	1,914,125
Series AA, 4.65%, 12/01/28 (Call 09/01/28)	2,269	2,119,862
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	3,836	3,822,995
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	5,317	4,791,942
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	2,409	1,910,978
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	656	515,156
Series II, 2.75%, 10/15/33 (Call 07/15/33)	3,435	2,515,923
Series R, 3.13%, 06/15/26 (Call 03/15/26)	4,108	3,833,989
Series X, 4.00%, 04/15/28 (Call 01/15/28)	1,744	1,602,707
Sands China Ltd.
2.55%, 03/08/27 (Call 02/08/27)(b)	2,190	1,867,168
3.10%, 03/08/29 (Call 01/08/29)	2,260	1,814,879
3.50%, 08/08/31 (Call 05/08/31)	2,435	1,840,040
4.30%, 01/08/26 (Call 12/08/25)	485	450,038
4.88%, 06/18/30 (Call 03/18/30)	2,075	1,736,225

Security	Par (000)	Value

Lodging (continued)
5.38%, 08/08/25 (Call 06/08/25)	$225	$217,560
5.65%, 08/08/28 (Call 05/08/28)	2,590	2,392,085

		55,046,470

Machinery — 0.3%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)	800	755,193
4.38%, 05/08/42	260	210,815
Caterpillar Financial Services Corp.
0.80%, 11/13/25	1,004	914,330
0.90%, 03/02/26	1,165	1,050,427
1.10%, 09/14/27	2,056	1,751,296
1.15%, 09/14/26	3,190	2,834,007
1.45%, 05/15/25	1,200	1,129,341
1.70%, 01/08/27(b)	3,290	2,939,380
2.15%, 11/08/24	4,576	4,422,084
2.40%, 08/09/26	2,384	2,202,770
3.25%, 12/01/24	2,870	2,800,303
3.40%, 05/13/25	330	319,779
3.60%, 08/12/27(b)	3,635	3,406,531
3.65%, 08/12/25	3,120	3,022,449
4.35%, 05/15/26	4,340	4,230,878
4.80%, 01/06/26	500	493,173
4.90%, 01/17/25	3,845	3,822,372
5.15%, 08/11/25	5,198	5,168,028
5.40%, 03/10/25	395	395,534
Caterpillar Inc.
1.90%, 03/12/31 (Call 12/12/30)(b)	885	697,768
2.60%, 09/19/29 (Call 06/19/29)(b)	2,898	2,496,172
2.60%, 04/09/30 (Call 01/09/30)	3,945	3,317,628
3.25%, 09/19/49 (Call 03/19/49)	4,504	2,959,267
3.25%, 04/09/50 (Call 10/09/49)	5,077	3,317,972
3.80%, 08/15/42	6,818	5,152,650
4.30%, 05/15/44 (Call 11/15/43)(b)	2,122	1,721,454
4.75%, 05/15/64 (Call 11/15/63)	2,193	1,757,293
5.20%, 05/27/41	1,791	1,643,274
5.30%, 09/15/35	605	585,550
6.05%, 08/15/36	1,348	1,365,776
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	1,900	1,694,170
1.88%, 01/15/26 (Call 12/15/25)	1,800	1,651,814
3.95%, 05/23/25	2,075	2,011,622
4.55%, 04/10/28 (Call 03/10/28)	2,845	2,672,795
5.45%, 10/14/25	1,680	1,666,374
5.50%, 01/12/29 (Call 12/12/28)	1,640	1,587,984
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	3,220	2,967,552
Deere & Co.
2.75%, 04/15/25 (Call 03/15/25)	3,105	2,986,232
2.88%, 09/07/49 (Call 03/07/49)	2,130	1,322,129
3.10%, 04/15/30 (Call 01/15/30)	3,546	3,058,490
3.75%, 04/15/50 (Call 10/15/49)(b)	3,736	2,766,146
3.90%, 06/09/42 (Call 12/09/41)	4,469	3,496,377
5.38%, 10/16/29	1,720	1,716,048
7.13%, 03/03/31	775	839,906
Dover Corp.
2.95%, 11/04/29 (Call 08/04/29)	2,110	1,813,448
3.15%, 11/15/25 (Call 08/15/25)	2,506	2,383,650
5.38%, 10/15/35	142	134,028
5.38%, 03/01/41 (Call 12/01/40)	1,950	1,728,613

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Flowserve Corp.
2.80%, 01/15/32 (Call 10/15/31)	$2,270	$1,671,797
3.50%, 10/01/30 (Call 07/01/30)	2,308	1,859,451
IDEX Corp.
2.63%, 06/15/31 (Call 03/15/31)	2,310	1,799,582
3.00%, 05/01/30 (Call 02/01/30)	1,489	1,230,599
John Deere Capital Corp.
0.70%, 01/15/26	3,690	3,326,185
1.05%, 06/17/26(b)	2,170	1,939,441
1.25%, 01/10/25	2,035	1,936,017
1.30%, 10/13/26	2,070	1,848,392
1.45%, 01/15/31	3,130	2,346,732
1.50%, 03/06/28	1,857	1,570,154
1.70%, 01/11/27	2,470	2,195,471
1.75%, 03/09/27	2,386	2,112,844
2.00%, 06/17/31	3,104	2,387,148
2.05%, 01/09/25	3,275	3,146,502
2.13%, 03/07/25	685	654,716
2.25%, 09/14/26	2,226	2,050,788
2.35%, 03/08/27(b)	1,198	1,082,367
2.45%, 01/09/30	2,956	2,463,430
2.65%, 06/10/26	1,379	1,288,037
2.80%, 09/08/27	2,622	2,381,621
2.80%, 07/18/29	2,811	2,432,191
3.05%, 01/06/28	1,160	1,058,918
3.35%, 04/18/29	2,450	2,205,573
3.40%, 06/06/25	2,250	2,179,554
3.40%, 09/11/25	905	872,743
3.45%, 03/13/25	4,298	4,185,478
3.45%, 03/07/29	3,129	2,827,462
3.90%, 06/07/32	570	497,904
4.05%, 09/08/25	2,315	2,260,568
4.15%, 09/15/27	3,195	3,056,308
4.35%, 09/15/32	2,770	2,503,151
4.70%, 06/10/30	2,150	2,024,667
4.75%, 06/08/26	2,330	2,293,457
4.75%, 01/20/28	1,265	1,228,864
4.80%, 01/09/26	1,415	1,396,542
4.85%, 10/11/29	1,860	1,802,383
4.90%, 03/03/28	110	107,722
4.95%, 06/06/25	2,130	2,115,021
4.95%, 07/14/28	1,390	1,356,159
5.05%, 03/03/26	175	173,766
5.15%, 03/03/25	305	304,224
nVent Finance Sarl
2.75%, 11/15/31 (Call 08/15/31)	1,593	1,186,697
4.55%, 04/15/28 (Call 01/15/28)	2,704	2,510,609
5.65%, 05/15/33 (Call 02/15/33)	1,455	1,320,692
Oshkosh Corp.
3.10%, 03/01/30 (Call 12/01/29)	1,071	904,595
4.60%, 05/15/28 (Call 02/15/28)	1,688	1,600,789
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)	5,349	5,069,867
2.29%, 04/05/27 (Call 02/05/27)	1,948	1,735,678
2.57%, 02/15/30 (Call 11/15/29)	6,656	5,414,628
3.11%, 02/15/40 (Call 08/15/39)	4,018	2,734,433
3.36%, 02/15/50 (Call 08/15/49)	2,481	1,562,988
5.25%, 08/16/28 (Call 07/16/28)	1,435	1,396,151
Rockwell Automation Inc.
1.75%, 08/15/31 (Call 05/15/31)	1,775	1,338,723
2.80%, 08/15/61 (Call 02/15/61)	2,213	1,185,976

Security	Par (000)	Value

Machinery (continued)
2.88%, 03/01/25 (Call 12/01/24)	$1,417	$1,368,470
3.50%, 03/01/29 (Call 12/01/28)	2,038	1,859,954
4.20%, 03/01/49 (Call 09/01/48)	2,683	2,061,175
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)(b)	2,694	2,564,568
3.45%, 11/15/26 (Call 08/15/26)	4,033	3,741,314
4.70%, 09/15/28 (Call 06/15/28)	5,235	4,880,882
Xylem Inc./NY
1.95%, 01/30/28 (Call 11/30/27)	3,137	2,678,482
2.25%, 01/30/31 (Call 10/30/30)	2,913	2,252,038
3.25%, 11/01/26 (Call 08/01/26)	3,083	2,866,705
4.38%, 11/01/46 (Call 05/01/46)	1,185	855,981

		232,646,196

Machinery - Diversified — 0.0%
Ingersoll Rand Inc.
5.40%, 08/14/28 (Call 07/14/28)	555	540,796
5.70%, 08/14/33 (Call 05/14/33)	290	274,029
John Deere Capital Corp.
5.15%, 09/08/26	805	800,715
5.15%, 09/08/33	695	660,510
5.30%, 09/08/25	1,635	1,632,226
Nordson Corp.
5.60%, 09/15/28 (Call 08/15/28)	700	686,388
5.80%, 09/15/33 (Call 06/15/33)	1,005	956,353

		5,551,017

Manufacturing — 0.1%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	3,153	2,996,473
2.25%, 09/19/26 (Call 06/19/26)(b)	3,270	2,962,449
2.38%, 08/26/29 (Call 05/26/29)(b)	4,555	3,718,643
2.65%, 04/15/25 (Call 03/15/25)(b)	2,285	2,176,898
2.88%, 10/15/27 (Call 07/15/27)(b)	3,918	3,528,152
3.00%, 08/07/25	2,008	1,912,904
3.05%, 04/15/30 (Call 01/15/30)(b)	1,905	1,608,456
3.13%, 09/19/46 (Call 03/19/46)(b)	2,107	1,280,806
3.25%, 08/26/49 (Call 02/26/49)(b)	3,808	2,238,251
3.38%, 03/01/29 (Call 12/01/28)	3,758	3,303,513
3.63%, 09/14/28 (Call 06/14/28)	3,040	2,758,004
3.63%, 10/15/47 (Call 04/15/47)	1,961	1,266,841
3.70%, 04/15/50 (Call 10/15/49)(b)	2,627	1,739,718
3.88%, 06/15/44	1,420	982,288
4.00%, 09/14/48 (Call 03/14/48)(b)	4,435	3,111,384
5.70%, 03/15/37(b)	1,982	1,905,764
Carlisle Companies Inc.
2.20%, 03/01/32 (Call 12/01/31)	1,160	849,348
2.75%, 03/01/30 (Call 12/01/29)	3,829	3,095,945
3.50%, 12/01/24 (Call 10/01/24)	2,062	2,000,100
3.75%, 12/01/27 (Call 09/01/27)	1,565	1,434,981
Eaton Corp.
3.10%, 09/15/27 (Call 06/15/27)	3,092	2,836,412
3.92%, 09/15/47 (Call 03/15/47)	2,509	1,813,121
4.00%, 11/02/32	3,239	2,828,064
4.15%, 03/15/33 (Call 12/15/32)	3,155	2,774,411
4.15%, 11/02/42	2,849	2,211,248
4.35%, 05/18/28 (Call 04/18/28)	725	691,313
4.70%, 08/23/52 (Call 02/23/52)	1,645	1,335,826
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)	4,157	3,733,395

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
GE Capital International Funding Co.
Unlimited Co.
3.37%, 11/15/25	$430	$409,108
4.42%, 11/15/35	3,001	2,611,990
General Electric Co.
4.35%, 05/01/50 (Call 11/01/49)(b)	765	576,077
4.50%, 03/11/44	280	223,159
5.88%, 01/14/38	915	893,673
6.75%, 03/15/32	400	424,291
6.88%, 01/10/39	780	834,875
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	6,049	5,581,033
3.90%, 09/01/42 (Call 03/01/42)	1,892	1,456,826
4.88%, 09/15/41 (Call 03/15/41)	2,130	1,870,087
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)(b)	4,196	3,883,875
3.25%, 06/14/29 (Call 03/14/29)	3,353	2,945,373
3.30%, 11/21/24 (Call 08/21/24)	1,107	1,075,597
4.00%, 06/14/49 (Call 12/14/48)	3,486	2,493,769
4.10%, 03/01/47 (Call 09/01/46)	2,111	1,542,941
4.20%, 11/21/34 (Call 05/21/34)	1,830	1,548,637
4.25%, 09/15/27 (Call 08/15/27)	2,610	2,473,765
4.45%, 11/21/44 (Call 05/21/44)	2,247	1,737,047
4.50%, 09/15/29 (Call 07/15/29)	3,578	3,328,603
6.25%, 05/15/38	1,326	1,287,959
Pentair Finance Sarl
4.50%, 07/01/29 (Call 04/01/29)	2,283	2,065,675
5.90%, 07/15/32 (Call 04/15/32)	1,150	1,093,588
Teledyne Technologies Inc.
1.60%, 04/01/26 (Call 03/01/26)	1,090	984,449
2.25%, 04/01/28 (Call 02/01/28)	1,085	926,305
2.75%, 04/01/31 (Call 01/01/31)	2,455	1,935,192
Textron Inc.
2.45%, 03/15/31 (Call 12/15/30)	2,503	1,950,423
3.00%, 06/01/30 (Call 03/01/30)	1,420	1,170,189
3.38%, 03/01/28 (Call 12/01/27)	1,478	1,329,373
3.65%, 03/15/27 (Call 12/15/26)	1,930	1,795,929
3.88%, 03/01/25 (Call 12/01/24)	1,230	1,196,139
3.90%, 09/17/29 (Call 06/17/29)	1,739	1,546,758
4.00%, 03/15/26 (Call 12/15/25)	2,044	1,955,730

		118,243,143

Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	5,201	4,213,530
2.30%, 02/01/32 (Call 11/01/31)	4,065	2,905,825
2.80%, 04/01/31 (Call 01/01/31)	6,519	5,002,661
3.50%, 06/01/41 (Call 12/01/40)	5,642	3,398,566
3.50%, 03/01/42 (Call 09/01/41)	5,045	2,979,549
3.70%, 04/01/51 (Call 10/01/50)	7,629	4,176,316
3.75%, 02/15/28 (Call 11/15/27)	4,896	4,371,064
3.85%, 04/01/61 (Call 10/01/60)	6,705	3,544,891
3.90%, 06/01/52 (Call 12/01/51)	8,960	5,074,792
3.95%, 06/30/62 (Call 12/30/61)	4,855	2,597,687
4.20%, 03/15/28 (Call 12/15/27)	5,373	4,893,255
4.40%, 04/01/33 (Call 01/01/33)(b)	4,030	3,338,690
4.40%, 12/01/61 (Call 06/01/61)	4,373	2,544,422
4.80%, 03/01/50 (Call 09/01/49)	10,231	6,742,586
4.91%, 07/23/25 (Call 04/23/25)	17,787	17,391,623
5.05%, 03/30/29 (Call 12/30/28)	5,318	4,920,858

Security	Par (000)	Value

Media (continued)
5.13%, 07/01/49 (Call 01/01/49)	$4,655	$3,219,886
5.25%, 04/01/53 (Call 10/01/52)(b)	5,510	3,910,005
5.38%, 04/01/38 (Call 10/01/37)	4,403	3,482,951
5.38%, 05/01/47 (Call 11/01/46)	9,133	6,594,056
5.50%, 04/01/63 (Call 10/01/62)	3,460	2,440,868
5.75%, 04/01/48 (Call 10/01/47)	8,976	6,861,015
6.38%, 10/23/35 (Call 04/23/35)	8,205	7,419,858
6.48%, 10/23/45 (Call 04/23/45)	12,679	10,694,406
6.83%, 10/23/55 (Call 04/23/55)	1,728	1,451,740
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	6,410	4,742,152
1.95%, 01/15/31 (Call 10/15/30)	5,331	4,084,626
2.35%, 01/15/27 (Call 10/15/26)	4,381	3,957,550
2.45%, 08/15/52 (Call 02/15/52)	5,895	2,967,370
2.65%, 02/01/30 (Call 11/01/29)	6,253	5,187,782
2.65%, 08/15/62 (Call 02/15/62)	4,759	2,316,725
2.80%, 01/15/51 (Call 07/15/50)	6,899	3,768,990
2.89%, 11/01/51 (Call 05/01/51)	14,420	7,953,261
2.94%, 11/01/56 (Call 05/01/56)	15,786	8,360,613
2.99%, 11/01/63 (Call 05/01/63)	14,543	7,474,191
3.15%, 03/01/26 (Call 12/01/25)	9,959	9,451,259
3.15%, 02/15/28 (Call 11/15/27)	6,520	5,907,009
3.20%, 07/15/36 (Call 01/15/36)	4,270	3,150,966
3.25%, 11/01/39 (Call 05/01/39)	3,252	2,239,935
3.30%, 02/01/27 (Call 11/01/26)	4,771	4,437,900
3.30%, 04/01/27 (Call 02/01/27)	3,009	2,786,464
3.38%, 08/15/25 (Call 05/15/25)	7,005	6,742,644
3.40%, 04/01/30 (Call 01/01/30)	6,300	5,451,921
3.40%, 07/15/46 (Call 01/15/46)	2,847	1,828,217
3.45%, 02/01/50 (Call 08/01/49)	6,705	4,248,314
3.55%, 05/01/28 (Call 02/01/28)	3,886	3,560,687
3.75%, 04/01/40 (Call 10/01/39)	7,054	5,183,070
3.90%, 03/01/38 (Call 09/01/37)	5,219	4,046,687
3.95%, 10/15/25 (Call 08/15/25)	6,502	6,307,560
3.97%, 11/01/47 (Call 05/01/47)	5,082	3,562,490
4.00%, 08/15/47 (Call 02/15/47)	4,217	2,972,284
4.00%, 03/01/48 (Call 09/01/47)	4,861	3,428,502
4.00%, 11/01/49 (Call 05/01/49)	7,418	5,184,681
4.05%, 11/01/52 (Call 05/01/52)	4,219	2,936,437
4.15%, 10/15/28 (Call 07/15/28)	9,514	8,888,002
4.20%, 08/15/34 (Call 02/15/34)	5,110	4,318,310
4.25%, 10/15/30 (Call 07/15/30)	5,564	5,030,073
4.25%, 01/15/33	7,721	6,751,057
4.40%, 08/15/35 (Call 02/15/35)	4,349	3,697,598
4.55%, 01/15/29 (Call 12/15/28)	3,920	3,721,457
4.60%, 10/15/38 (Call 04/15/38)	4,305	3,573,304
4.60%, 08/15/45 (Call 02/15/45)	3,976	3,109,792
4.65%, 02/15/33 (Call 11/15/32)	5,155	4,661,939
4.65%, 07/15/42	3,642	2,929,897
4.70%, 10/15/48 (Call 04/15/48)	7,633	6,088,844
4.75%, 03/01/44	2,684	2,158,793
4.80%, 05/15/33 (Call 02/15/33)	3,795	3,461,138
4.95%, 10/15/58 (Call 04/15/58)	3,834	3,086,217
5.25%, 11/07/25	1,960	1,950,320
5.35%, 11/15/27 (Call 10/15/27)	2,860	2,836,428
5.35%, 05/15/53 (Call 11/15/52)	4,240	3,647,202
5.50%, 11/15/32 (Call 08/15/32)	3,735	3,596,303
5.50%, 05/15/64 (Call 11/15/63)	4,395	3,750,325
5.65%, 06/15/35	4,431	4,222,938
6.45%, 03/15/37	325	326,021
6.50%, 11/15/35	4,352	4,442,530

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.55%, 07/01/39	$1,675	$1,676,997
6.95%, 08/15/37	1,700	1,774,803
7.05%, 03/15/33	2,802	2,979,188
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	1,456	1,401,161
3.63%, 05/15/30 (Call 02/15/30)	3,847	3,201,912
3.90%, 11/15/24 (Call 08/15/24)	2,158	2,097,660
3.95%, 06/15/25 (Call 03/15/25)	2,018	1,944,085
3.95%, 03/20/28 (Call 12/20/27)	6,985	6,303,463
4.00%, 09/15/55 (Call 03/15/55)	7,323	4,202,869
4.13%, 05/15/29 (Call 02/15/29)	2,678	2,358,240
4.65%, 05/15/50 (Call 11/15/49)	4,268	2,809,249
4.88%, 04/01/43	836	594,259
4.90%, 03/11/26 (Call 12/11/25)(b)	3,755	3,654,021
5.00%, 09/20/37 (Call 03/20/37)	4,500	3,535,122
5.20%, 09/20/47 (Call 03/20/47)	6,705	4,802,405
5.30%, 05/15/49 (Call 11/15/48)	4,687	3,379,395
6.35%, 06/01/40	1,096	953,144
FactSet Research Systems Inc.
2.90%, 03/01/27 (Call 02/01/27)	1,540	1,391,743
3.45%, 03/01/32 (Call 12/01/31)	1,905	1,539,554
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	4,114	3,947,516
3.50%, 04/08/30 (Call 01/08/30)	2,763	2,342,838
4.71%, 01/25/29 (Call 10/25/28)	8,027	7,502,762
5.48%, 01/25/39 (Call 07/25/38)	4,446	3,677,516
5.58%, 01/25/49 (Call 07/25/48)	5,543	4,368,126
6.50%, 10/13/33 (Call 07/13/33)	1,610	1,572,527
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	355	266,979
5.25%, 05/24/49 (Call 11/24/48)	120	93,607
6.13%, 01/31/46 (Call 07/31/45)(b)	3,683	3,205,976
6.63%, 01/15/40	3,006	2,824,679
8.50%, 03/11/32(b)	2,090	2,304,955
NBCUniversal Media LLC
4.45%, 01/15/43	4,113	3,191,841
5.95%, 04/01/41	2,791	2,631,733
6.40%, 04/30/40	352	348,235
Paramount Global
2.90%, 01/15/27 (Call 10/15/26)	2,267	1,990,549
3.38%, 02/15/28 (Call 11/15/27)	2,544	2,177,090
3.70%, 06/01/28 (Call 03/01/28)	2,500	2,154,946
4.00%, 01/15/26 (Call 10/15/25)	3,377	3,204,201
4.20%, 06/01/29 (Call 03/01/29)	2,010	1,704,499
4.20%, 05/19/32 (Call 02/19/32)(b)	4,345	3,353,143
4.38%, 03/15/43	3,646	2,183,961
4.60%, 01/15/45 (Call 07/15/44)	2,667	1,598,401
4.75%, 05/15/25 (Call 04/15/25)	2,789	2,725,839
4.85%, 07/01/42 (Call 01/01/42)	2,177	1,390,417
4.90%, 08/15/44 (Call 02/15/44)	2,526	1,585,719
4.95%, 01/15/31 (Call 10/15/30)(b)	4,725	3,945,384
4.95%, 05/19/50 (Call 11/19/49)	3,908	2,473,075
5.25%, 04/01/44 (Call 10/01/43)	1,705	1,112,111
5.50%, 05/15/33	2,322	1,946,719
5.85%, 09/01/43 (Call 03/01/43)	3,224	2,329,866
5.90%, 10/15/40 (Call 04/15/40)	1,962	1,451,118
6.88%, 04/30/36	3,526	3,031,899
7.88%, 07/30/30	3,321	3,269,223
TCI Communications Inc.
7.13%, 02/15/28(b)	3,107	3,269,267
7.88%, 02/15/26	3,478	3,631,591

Security	Par (000)	Value

Media (continued)
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	$3,338	$3,133,928
5.50%, 08/15/35	1,572	1,450,084
5.65%, 11/23/43 (Call 05/23/43)(b)	1,276	1,086,021
5.85%, 04/15/40	2,329	2,089,901
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	3,928	4,090,304
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	5,151	3,383,641
5.50%, 09/01/41 (Call 03/01/41)	5,089	3,813,578
5.88%, 11/15/40 (Call 05/15/40)	5,493	4,333,532
6.55%, 05/01/37	6,572	5,775,015
6.75%, 06/15/39	6,216	5,420,054
7.30%, 07/01/38	6,161	5,753,117
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	4,803	4,366,630
2.95%, 06/15/27(b)	4,204	3,879,960
3.00%, 02/13/26	5,495	5,185,871
3.00%, 07/30/46	2,219	1,333,355
3.15%, 09/17/25	3,692	3,534,672
3.70%, 12/01/42	2,726	1,950,094
4.13%, 06/01/44	3,582	2,687,721
4.38%, 08/16/41	1,720	1,353,769
Series B, 7.00%, 03/01/32	3,032	3,233,384
Series E, 4.13%, 12/01/41	3,168	2,413,451
Walt Disney Co. (The)
1.75%, 01/13/26	5,892	5,439,851
2.00%, 09/01/29 (Call 06/01/29)	9,022	7,393,161
2.20%, 01/13/28	2,182	1,920,635
2.65%, 01/13/31	8,763	7,109,645
2.75%, 09/01/49 (Call 03/01/49)	7,827	4,376,657
3.35%, 03/24/25	4,813	4,662,771
3.38%, 11/15/26 (Call 08/15/26)	1,784	1,675,039
3.50%, 05/13/40 (Call 11/13/39)	6,847	4,920,690
3.60%, 01/13/51 (Call 07/13/50)	10,307	6,809,829
3.70%, 10/15/25 (Call 07/15/25)	3,817	3,689,762
3.70%, 03/23/27	3,516	3,330,605
3.80%, 03/22/30	4,339	3,867,158
3.80%, 05/13/60 (Call 11/13/59)	3,897	2,540,463
4.63%, 03/23/40 (Call 09/23/39)	1,981	1,664,668
4.70%, 03/23/50 (Call 09/23/49)(b)	5,555	4,495,233
4.75%, 09/15/44 (Call 03/15/44)	2,484	2,027,636
4.75%, 11/15/46 (Call 05/15/46)	1,798	1,449,448
4.95%, 10/15/45 (Call 04/15/45)	1,766	1,459,347
5.40%, 10/01/43	2,892	2,579,267
6.15%, 03/01/37	210	207,176
6.15%, 02/15/41	1,467	1,430,389
6.20%, 12/15/34	4,260	4,317,380
6.40%, 12/15/35	4,789	4,871,465
6.55%, 03/15/33	1,145	1,187,371
6.65%, 11/15/37	4,112	4,276,507
7.75%, 12/01/45	1,235	1,430,540

		643,468,228

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	4,279	4,126,858
3.90%, 01/15/43 (Call 07/15/42)	2,900	2,159,664
4.38%, 06/15/45 (Call 12/15/44)	1,108	855,771
Timken Co. (The)
4.13%, 04/01/32 (Call 01/01/32)	1,710	1,426,654
4.50%, 12/15/28 (Call 09/15/28)	2,260	2,084,856

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metal Fabricate & Hardware (continued)
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	$1,724	$1,331,426
5.25%, 10/01/54 (Call 04/01/54)	1,354	1,026,638

		13,011,867

Mining — 0.2%
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)	1,910	1,579,448
3.75%, 10/01/30 (Call 07/01/30)	1,188	930,828
Barrick Gold Corp.
5.25%, 04/01/42	225	194,988
6.45%, 10/15/35	1,196	1,183,982
Barrick North America Finance LLC
5.70%, 05/30/41	3,268	2,997,319
5.75%, 05/01/43	3,392	3,120,486
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	3,433	3,212,801
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	2,806	2,192,787
4.75%, 02/28/28 (Call 01/28/28)	3,225	3,111,652
4.88%, 02/27/26	2,765	2,721,375
4.90%, 02/28/33 (Call 11/28/32)	1,445	1,335,746
5.00%, 09/30/43	9,778	8,433,269
5.10%, 09/08/28 (Call 08/08/28)	4,400	4,290,130
5.25%, 09/08/26	4,400	4,360,715
5.25%, 09/08/30 (Call 07/08/30)	4,410	4,242,387
5.25%, 09/08/33 (Call 06/08/33)	4,580	4,302,400
5.50%, 09/08/53 (Call 03/08/53)	690	626,833
6.42%, 03/01/26	1,940	1,970,093
Freeport-McMoRan Inc.
4.13%, 03/01/28 (Call 12/01/23)	2,862	2,599,969
4.25%, 03/01/30 (Call 03/01/25)	2,581	2,238,843
4.38%, 08/01/28 (Call 12/01/23)	2,936	2,663,770
4.55%, 11/14/24 (Call 08/14/24)	3,945	3,873,381
4.63%, 08/01/30 (Call 08/01/25)(b)	3,171	2,800,142
5.00%, 09/01/27 (Call 12/01/23)	3,253	3,081,434
5.25%, 09/01/29 (Call 09/01/24)	3,175	2,990,033
5.40%, 11/14/34 (Call 05/14/34)	3,121	2,755,731
5.45%, 03/15/43 (Call 09/15/42)	6,740	5,540,679
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)	2,769	2,610,965
6.25%, 07/15/33 (Call 04/15/33)(e)	110	104,758
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	4,258	3,330,655
2.60%, 07/15/32 (Call 04/15/32)	3,945	3,017,640
2.80%, 10/01/29 (Call 07/01/29)	3,162	2,650,810
4.88%, 03/15/42 (Call 09/15/41)	2,613	2,149,922
5.45%, 06/09/44 (Call 12/09/43)	3,067	2,643,396
5.88%, 04/01/35	2,840	2,738,467
6.25%, 10/01/39	2,731	2,635,979
Rio Tinto Alcan Inc.
5.75%, 06/01/35	1,968	1,865,970
6.13%, 12/15/33	3,228	3,220,235
7.25%, 03/15/31	2,903	3,102,192
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	4,565	2,541,147
5.20%, 11/02/40	3,754	3,362,617
7.13%, 07/15/28	3,186	3,376,427
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	2,864	2,202,262
4.75%, 03/22/42 (Call 09/22/41)	2,425	2,052,872
5.00%, 03/09/33 (Call 12/09/32)(b)	2,315	2,168,121

Security	Par (000)	Value

Mining (continued)
5.13%, 03/09/53 (Call 09/09/52)	$2,880	$2,479,947
Southern Copper Corp.
3.88%, 04/23/25	3,504	3,388,098
5.25%, 11/08/42	5,907	4,911,369
5.88%, 04/23/45	2,673	2,380,374
6.75%, 04/16/40	5,676	5,602,788
7.50%, 07/27/35	4,083	4,314,330
Yamana Gold Inc., 2.63%, 08/15/31 (Call 05/15/31)	1,145	868,231

		149,070,793

Multi-National — 0.1%
African Development Bank, 4.38%, 03/14/28	2,445	2,384,030
Asian Development Bank
3.75%, 04/25/28	5,850	5,559,716
3.88%, 06/14/33	680	618,619
4.00%, 01/12/33	13,075	12,048,528
4.25%, 01/09/26	2,092	2,054,645
4.50%, 08/25/28	5,450	5,336,831
4.63%, 06/13/25	20	19,800
Asian Infrastructure Investment Bank (The)
3.75%, 09/14/27	890	851,834
4.00%, 01/18/28	5,285	5,057,809
4.88%, 09/14/26	55	54,696
Corp. Andina de Fomento, 2.25%, 02/08/27	2,125	1,900,461
Council Of Europe Development Bank, 3.75%, 05/25/26	5,265	5,097,235
European Investment Bank
3.63%, 07/15/30	5,585	5,145,003
3.88%, 03/15/28	2,685	2,572,329
4.50%, 10/16/28(b)	685	671,982
Inter-American Development Bank
3.50%, 04/12/33	7,205	6,359,438
4.00%, 01/12/28	1,991	1,915,348
4.50%, 05/15/26(b)	1,285	1,267,756
4.50%, 09/13/33	420	400,491
International Bank for Reconstruction & Development
3.50%, 07/12/28	12,320	11,565,941
3.88%, 02/14/30	9,440	8,843,313
4.00%, 07/25/30	1,560	1,466,106
4.63%, 08/01/28	645	635,178
International Finance Corp., 4.50%, 07/13/28	200	196,291
Nordic Investment Bank, 5.00%, 10/15/25	90	89,779

		82,113,159

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	5,230	4,686,053
3.25%, 02/15/29 (Call 12/01/23)	3,269	2,774,416
3.28%, 12/01/28 (Call 10/01/28)	2,635	2,256,769
3.57%, 12/01/31 (Call 09/01/31)	4,760	3,832,489
4.13%, 05/01/25 (Call 12/01/23)	3,720	3,592,315
4.25%, 04/01/28 (Call 12/01/23)	3,267	2,969,401
5.50%, 12/01/24 (Call 06/01/24)	5,588	5,533,964

		25,645,407

Oil & Gas — 0.9%
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)	755	660,723
4.38%, 10/15/28 (Call 07/15/28)	290	258,941
4.75%, 04/15/43 (Call 10/15/42)	965	679,006
5.10%, 09/01/40 (Call 03/01/40)	1,135	882,886

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.25%, 02/01/42 (Call 08/01/41)	$100	$75,898
5.35%, 07/01/49 (Call 01/01/49)	695	504,905
6.00%, 01/15/37	1,315	1,164,582
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	3,816	2,955,633
2.72%, 01/12/32 (Call 10/12/31)	7,990	6,341,360
2.77%, 11/10/50 (Call 05/10/50)	4,985	2,782,608
2.94%, 06/04/51 (Call 12/04/50)	8,835	5,094,239
3.00%, 02/24/50 (Call 08/24/49)	7,955	4,698,297
3.00%, 03/17/52 (Call 09/17/51)	4,590	2,670,528
3.02%, 01/16/27 (Call 10/16/26)	3,966	3,662,398
3.06%, 06/17/41 (Call 12/17/40)	5,820	3,857,835
3.12%, 05/04/26 (Call 02/04/26)	4,514	4,260,890
3.38%, 02/08/61 (Call 08/08/60)	7,465	4,451,680
3.41%, 02/11/26 (Call 12/11/25)	4,839	4,612,936
3.54%, 04/06/27 (Call 02/06/27)	2,459	2,304,075
3.59%, 04/14/27 (Call 01/14/27)	2,618	2,454,755
3.63%, 04/06/30 (Call 01/06/30)	4,347	3,838,732
3.80%, 09/21/25 (Call 07/21/25)	5,179	5,030,395
3.94%, 09/21/28 (Call 06/21/28)	4,418	4,104,834
4.23%, 11/06/28 (Call 08/06/28)	6,255	5,874,333
4.81%, 02/13/33 (Call 11/13/32)	2,845	2,600,084
4.89%, 09/11/33 (Call 06/11/33)	2,975	2,724,666
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	6,230	5,747,021
3.72%, 11/28/28 (Call 08/28/28)	5,832	5,344,373
Burlington Resources LLC
5.95%, 10/15/36	120	118,700
7.20%, 08/15/31	190	204,359
7.40%, 12/01/31	275	299,872
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	3,526	3,293,416
2.95%, 07/15/30 (Call 04/15/30)	2,665	2,172,649
3.85%, 06/01/27 (Call 03/01/27)	4,776	4,429,724
3.90%, 02/01/25 (Call 11/01/24)	3,060	2,974,374
4.95%, 06/01/47 (Call 12/01/46)	3,258	2,554,883
5.85%, 02/01/35	1,705	1,569,994
6.25%, 03/15/38	3,813	3,563,741
6.45%, 06/30/33	1,895	1,846,574
6.50%, 02/15/37	2,234	2,126,266
6.75%, 02/01/39	1,805	1,745,217
7.20%, 01/15/32	1,695	1,749,883
Cenovus Energy Inc.
2.65%, 01/15/32 (Call 10/15/31)	1,606	1,217,206
3.75%, 02/15/52 (Call 08/15/51)(b)	4,160	2,606,603
4.25%, 04/15/27 (Call 01/15/27)(b)	960	905,267
5.25%, 06/15/37 (Call 12/15/36)	970	830,482
5.40%, 06/15/47 (Call 12/15/46)	1,264	1,039,375
6.75%, 11/15/39(b)	750	725,695
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	10,263	9,684,872
2.00%, 05/11/27 (Call 03/11/27)	4,700	4,204,171
2.24%, 05/11/30 (Call 02/11/30)	6,059	4,964,194
2.95%, 05/16/26 (Call 02/16/26)	9,117	8,619,114
3.08%, 05/11/50 (Call 11/11/49)	4,976	3,123,669
3.33%, 11/17/25 (Call 08/17/25)	3,659	3,515,026
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)	3,966	3,653,360
1.02%, 08/12/27 (Call 06/12/27)	3,844	3,293,766
2.34%, 08/12/50 (Call 02/12/50)	4,198	2,224,121
3.25%, 10/15/29 (Call 07/15/29)	2,941	2,611,530

Security	Par (000)	Value

Oil & Gas (continued)
3.85%, 01/15/28 (Call 10/15/27)	$3,421	$3,236,936
3.90%, 11/15/24 (Call 08/15/24)	3,301	3,243,995
5.25%, 11/15/43 (Call 05/15/43)	620	556,622
6.00%, 03/01/41 (Call 09/01/40)	665	667,852
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)(b)	1,249	1,083,923
3.30%, 09/30/49 (Call 03/30/49)	1,315	806,188
4.25%, 05/09/43	3,599	2,745,817
CNOOC Finance 2015 Australia Pty. Ltd., 4.20%, 05/05/45(b)	500	372,505
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	4,520	4,374,724
4.38%, 05/02/28	3,922	3,744,674
CNOOC Petroleum North America ULC
5.88%, 03/10/35	1,913	1,845,415
6.40%, 05/15/37	3,637	3,636,363
7.50%, 07/30/39	1,006	1,097,495
7.88%, 03/15/32	1,846	2,059,747
Conoco Funding Co., 7.25%, 10/15/31	1,589	1,713,160
ConocoPhillips Co.
2.40%, 03/07/25 (Call 11/13/23)	562	538,400
3.76%, 03/15/42 (Call 09/15/41)	11,980	8,693,820
3.80%, 03/15/52 (Call 09/15/51)	2,280	1,554,145
4.03%, 03/15/62 (Call 09/15/61)	10,382	7,043,892
4.30%, 11/15/44 (Call 05/15/44)	1,985	1,526,198
4.88%, 10/01/47 (Call 04/01/47)	233	191,918
5.05%, 09/15/33 (Call 06/15/33)	2,695	2,511,688
5.30%, 05/15/53 (Call 11/15/52)	2,565	2,214,783
5.55%, 03/15/54 (Call 09/15/53)	1,785	1,598,126
5.70%, 09/15/63 (Call 03/15/63)	1,985	1,789,790
5.90%, 10/15/32	1,881	1,893,967
5.90%, 05/15/38	492	476,668
5.95%, 03/15/46 (Call 09/15/45)	765	720,493
6.50%, 02/01/39	589	608,871
6.95%, 04/15/29	1,285	1,370,687
Continental Resources Inc./OK
4.38%, 01/15/28 (Call 10/15/27)	4,630	4,265,551
4.90%, 06/01/44 (Call 12/01/43)	3,265	2,308,757
Coterra Energy Inc.
3.90%, 05/15/27 (Call 02/15/27)	3,588	3,344,785
4.38%, 03/15/29 (Call 12/15/28)	2,925	2,677,688
Devon Energy Corp.
4.50%, 01/15/30 (Call 01/15/25)	3,275	2,915,658
4.75%, 05/15/42 (Call 11/15/41)	3,393	2,588,243
5.00%, 06/15/45 (Call 12/15/44)	3,252	2,511,985
5.25%, 10/15/27 (Call 11/13/23)	3,390	3,278,169
5.60%, 07/15/41 (Call 01/15/41)	4,317	3,664,985
5.85%, 12/15/25 (Call 09/15/25)	3,695	3,671,124
5.88%, 06/15/28 (Call 11/13/23)	2,270	2,237,355
7.88%, 09/30/31	1,377	1,472,735
7.95%, 04/15/32	1,445	1,564,656
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)	3,507	2,874,059
3.25%, 12/01/26 (Call 10/01/26)	5,811	5,416,255
3.50%, 12/01/29 (Call 09/01/29)	2,883	2,523,460
4.25%, 03/15/52 (Call 09/15/51)	3,024	2,075,989
4.40%, 03/24/51 (Call 09/24/50)	2,690	1,915,538
6.25%, 03/15/33 (Call 12/15/32)	3,315	3,271,500
6.25%, 03/15/53 (Call 09/15/52)	2,605	2,411,094
Eni USA Inc., 7.30%, 11/15/27	910	950,964

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)	$1,429	$1,377,662
3.90%, 04/01/35 (Call 10/01/34)	3,153	2,588,131
4.15%, 01/15/26 (Call 10/15/25)	6,042	5,852,304
4.38%, 04/15/30 (Call 01/15/30)	3,269	3,029,969
4.95%, 04/15/50 (Call 10/15/49)	3,301	2,778,385
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	6,041	5,553,335
5.00%, 01/15/29 (Call 07/15/28)	1,795	1,681,062
5.70%, 04/01/28 (Call 03/01/28)	2,120	2,061,994
6.13%, 02/01/25 (Call 01/01/25)	3,440	3,429,714
7.00%, 02/01/30 (Call 11/01/29)	2,845	2,877,703
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	901	831,751
2.38%, 05/22/30 (Call 02/22/30)	4,772	3,929,173
2.88%, 04/06/25 (Call 03/06/25)	4,088	3,942,684
3.00%, 04/06/27 (Call 02/06/27)	2,226	2,055,243
3.13%, 04/06/30 (Call 01/06/30)(b)	5,646	4,923,862
3.25%, 11/10/24	83	80,935
3.25%, 11/18/49 (Call 05/18/49)	3,909	2,483,071
3.63%, 09/10/28 (Call 06/10/28)	4,221	3,910,002
3.63%, 04/06/40 (Call 10/06/39)	2,099	1,558,235
3.70%, 04/06/50 (Call 10/06/49)	3,905	2,707,871
3.95%, 05/15/43	3,552	2,687,136
4.25%, 11/23/41	2,330	1,853,196
4.80%, 11/08/43	3,025	2,544,668
5.10%, 08/17/40	3,102	2,781,610
7.25%, 09/23/27	1,020	1,077,699
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)	5,070	4,683,518
2.44%, 08/16/29 (Call 05/16/29)	6,381	5,443,090
2.61%, 10/15/30 (Call 07/15/30)(b)	6,235	5,176,069
2.71%, 03/06/25 (Call 12/06/24)	4,635	4,470,655
2.99%, 03/19/25 (Call 02/19/25)	12,323	11,922,342
3.00%, 08/16/39 (Call 02/16/39)	5,800	4,035,023
3.04%, 03/01/26 (Call 12/01/25)(b)	9,871	9,376,663
3.10%, 08/16/49 (Call 02/16/49)	7,066	4,384,465
3.29%, 03/19/27 (Call 01/19/27)	3,070	2,883,475
3.45%, 04/15/51 (Call 10/15/50)	6,488	4,263,186
3.48%, 03/19/30 (Call 12/19/29)	4,644	4,119,897
3.57%, 03/06/45 (Call 09/06/44)	3,397	2,382,487
4.11%, 03/01/46 (Call 09/01/45)	11,341	8,649,927
4.23%, 03/19/40 (Call 09/19/39)	5,711	4,643,771
4.33%, 03/19/50 (Call 09/19/49)	9,820	7,618,734
Helmerich & Payne Inc., 2.90%, 09/29/31 (Call 06/29/31)	1,210	929,253
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	6,157	5,892,370
5.60%, 02/15/41	4,978	4,618,388
5.80%, 04/01/47 (Call 10/01/46)	2,029	1,915,346
6.00%, 01/15/40	3,138	3,025,726
7.13%, 03/15/33	2,382	2,567,119
7.30%, 08/15/31	2,589	2,802,255
7.88%, 10/01/29	1,162	1,275,885
HF Sinclair Corp.
4.50%, 10/01/30 (Call 07/01/30)	1,257	1,072,891
5.88%, 04/01/26 (Call 01/01/26)	4,101	4,044,488
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	4,883	4,574,179
5.20%, 06/01/45 (Call 12/01/44)	2,591	1,999,997
6.60%, 10/01/37	3,578	3,415,975

Security	Par (000)	Value

Oil & Gas (continued)
6.80%, 03/15/32	$2,424	$2,443,618
Marathon Petroleum Corp.
3.80%, 04/01/28 (Call 01/01/28)	2,793	2,549,471
4.50%, 04/01/48 (Call 10/01/47)(b)	3,232	2,320,207
4.70%, 05/01/25 (Call 04/01/25)	6,095	5,967,377
4.75%, 09/15/44 (Call 03/15/44)	3,941	2,985,302
5.00%, 09/15/54 (Call 03/15/54)	2,528	1,865,473
5.13%, 12/15/26 (Call 09/15/26)	4,479	4,382,575
6.50%, 03/01/41 (Call 09/01/40)	2,226	2,111,673
Occidental Petroleum Corp.
4.20%, 03/15/48 (Call 09/15/47)	540	366,870
4.40%, 04/15/46 (Call 10/15/45)	1,557	1,116,531
5.50%, 12/01/25 (Call 09/01/25)	450	445,123
5.55%, 03/15/26 (Call 12/15/25)	1,230	1,213,276
5.88%, 09/01/25 (Call 06/01/25)	400	398,645
6.13%, 01/01/31 (Call 07/01/30)	5,090	4,961,943
6.20%, 03/15/40	340	316,082
6.38%, 09/01/28 (Call 03/01/28)	25	25,168
6.45%, 09/15/36	7,320	7,110,204
6.60%, 03/15/46 (Call 09/15/45)(b)	1,050	1,009,059
6.63%, 09/01/30 (Call 03/01/30)	6,465	6,488,750
7.50%, 05/01/31	1,775	1,861,218
7.88%, 09/15/31	442	472,735
7.95%, 06/15/39	745	795,826
8.50%, 07/15/27 (Call 01/15/27)	725	772,548
8.88%, 07/15/30 (Call 01/15/30)	3,490	3,875,994
Ovintiv Inc.
5.38%, 01/01/26 (Call 10/01/25)	3,154	3,099,718
5.65%, 05/15/25	2,805	2,789,871
5.65%, 05/15/28 (Call 04/15/28)	2,315	2,248,559
6.25%, 07/15/33 (Call 04/15/33)	1,865	1,770,124
6.50%, 08/15/34	2,629	2,514,551
6.50%, 02/01/38	1,965	1,823,091
6.63%, 08/15/37	1,990	1,865,501
7.10%, 07/15/53 (Call 01/15/53)	1,730	1,646,320
7.20%, 11/01/31	1,565	1,577,113
7.38%, 11/01/31	1,695	1,743,791
8.13%, 09/15/30	1,300	1,391,785
Patterson-UTI Energy Inc.
5.15%, 11/15/29 (Call 08/15/29)	130	116,065
7.15%, 10/01/33 (Call 07/01/33)	30	29,260
Phillips 66
1.30%, 02/15/26 (Call 01/15/26)	2,844	2,568,448
2.15%, 12/15/30 (Call 09/15/30)	2,935	2,267,415
3.30%, 03/15/52 (Call 09/15/51)	4,685	2,759,916
3.85%, 04/09/25 (Call 03/09/25)	4,621	4,492,099
3.90%, 03/15/28 (Call 12/15/27)	2,406	2,229,981
4.65%, 11/15/34 (Call 05/15/34)	4,806	4,179,278
4.88%, 11/15/44 (Call 05/15/44)	4,398	3,610,947
5.30%, 06/30/33 (Call 03/30/33)	1,730	1,612,599
5.88%, 05/01/42	4,814	4,497,089
Phillips 66 Co.
3.15%, 12/15/29 (Call 09/15/29)	3,251	2,772,862
3.55%, 10/01/26 (Call 07/01/26)	2,340	2,197,054
3.61%, 02/15/25 (Call 11/15/24)	1,587	1,540,786
3.75%, 03/01/28 (Call 12/01/27)	2,741	2,521,016
4.68%, 02/15/45 (Call 08/15/44)	3,225	2,472,928
4.90%, 10/01/46 (Call 04/01/46)	2,827	2,220,226
4.95%, 12/01/27 (Call 11/01/27)	3,100	3,011,729
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)(b)	790	717,109

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
1.90%, 08/15/30 (Call 05/15/30)	$5,865	$4,586,341
2.15%, 01/15/31 (Call 10/15/30)	1,110	872,527
5.10%, 03/29/26	2,625	2,595,933
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)(b)	6,180	5,963,855
2.38%, 11/07/29 (Call 08/07/29)	5,611	4,696,992
2.50%, 09/12/26	6,220	5,761,191
2.75%, 04/06/30 (Call 01/06/30)	2,613	2,210,288
2.88%, 05/10/26	7,852	7,393,575
2.88%, 11/26/41 (Call 05/26/41)	2,675	1,735,370
3.00%, 11/26/51 (Call 05/26/51)	4,345	2,560,078
3.13%, 11/07/49 (Call 05/07/49)	5,198	3,195,371
3.25%, 05/11/25	11,751	11,375,322
3.25%, 04/06/50 (Call 10/06/49)	7,488	4,728,533
3.63%, 08/21/42	2,553	1,846,962
3.75%, 09/12/46	5,086	3,558,888
3.88%, 11/13/28 (Call 08/13/28)	4,205	3,917,022
4.00%, 05/10/46	8,399	6,179,997
4.13%, 05/11/35	7,373	6,292,447
4.38%, 05/11/45	10,648	8,324,861
4.55%, 08/12/43	3,473	2,819,515
5.50%, 03/25/40	4,015	3,748,684
6.38%, 12/15/38	9,301	9,512,726
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)	1,543	979,533
4.00%, 11/15/47 (Call 05/15/47)	3,812	2,556,475
5.95%, 12/01/34	1,890	1,771,136
6.50%, 06/15/38	3,565	3,425,770
6.80%, 05/15/38	4,272	4,202,321
6.85%, 06/01/39	3,616	3,528,675
7.15%, 02/01/32	1,822	1,881,370
Tosco Corp., 8.13%, 02/15/30	2,375	2,622,104
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	6,131	5,911,957
2.83%, 01/10/30 (Call 10/10/29)	5,309	4,529,388
2.99%, 06/29/41 (Call 12/29/40)	2,858	1,886,652
3.13%, 05/29/50 (Call 11/29/49)	8,561	5,235,159
3.39%, 06/29/60 (Call 12/29/59)	1,045	634,853
3.45%, 02/19/29 (Call 11/19/28)	5,229	4,731,906
3.46%, 07/12/49 (Call 01/12/49)	5,425	3,591,201
TotalEnergies Capital SA, 3.88%, 10/11/28	4,502	4,179,786
Valero Energy Corp.
2.15%, 09/15/27 (Call 07/15/27)	1,540	1,346,166
2.80%, 12/01/31 (Call 09/01/31)	1,320	1,023,435
3.40%, 09/15/26 (Call 06/15/26)	115	107,730
3.65%, 12/01/51 (Call 06/01/51)	3,685	2,242,184
4.00%, 04/01/29 (Call 01/01/29)	285	260,123
4.00%, 06/01/52 (Call 12/01/51)	1,500	974,908
4.35%, 06/01/28 (Call 03/01/28)(b)	3,136	2,937,676
4.90%, 03/15/45(b)	2,921	2,293,656
6.63%, 06/15/37	5,195	5,103,747
7.50%, 04/15/32	2,763	2,935,108

		783,063,093

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40	3,889	3,389,000
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
2.06%, 12/15/26 (Call 11/15/26)	3,905	3,500,546
3.14%, 11/07/29 (Call 08/07/29)	2,081	1,783,134
3.34%, 12/15/27 (Call 09/15/27)	6,151	5,604,098
4.08%, 12/15/47 (Call 06/15/47)	5,713	4,072,094

Security	Par (000)	Value

Oil & Gas Services (continued)
4.49%, 05/01/30 (Call 02/01/30)	$2,119	$1,949,035
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)	1,683	1,411,891
3.80%, 11/15/25 (Call 08/15/25)	2,061	1,995,381
4.50%, 11/15/41 (Call 05/15/41)	2,240	1,730,991
4.75%, 08/01/43 (Call 02/01/43)	4,615	3,664,111
4.85%, 11/15/35 (Call 05/15/35)	4,907	4,316,134
5.00%, 11/15/45 (Call 05/15/45)	5,511	4,528,075
6.70%, 09/15/38	3,296	3,448,455
7.45%, 09/15/39	4,446	4,835,715
NOV Inc.
3.60%, 12/01/29 (Call 09/01/29)	3,057	2,640,472
3.95%, 12/01/42 (Call 06/01/42)	4,836	3,252,302
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	3,755	3,481,754
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)	3,408	2,822,276
4.50%, 05/15/28 (Call 04/15/28)	1,675	1,603,979
4.85%, 05/15/33 (Call 02/15/33)(b)	1,630	1,500,826

		61,530,269

Packaging & Containers — 0.1%
Amcor Finance USA Inc.
3.63%, 04/28/26 (Call 01/28/26)	2,439	2,298,325
4.50%, 05/15/28 (Call 02/15/28)(b)	1,410	1,318,882
5.63%, 05/26/33 (Call 02/26/33)	2,055	1,913,651
Amcor Flexibles North America Inc.
2.63%, 06/19/30 (Call 03/19/30)	2,590	2,043,197
2.69%, 05/25/31 (Call 02/25/31)	3,185	2,463,108
4.00%, 05/17/25 (Call 04/17/25)	1,860	1,802,528
AptarGroup Inc., 3.60%, 03/15/32 (Call 12/15/31)	1,060	863,485
Berry Global Inc.
1.57%, 01/15/26 (Call 12/15/25)	3,936	3,557,727
1.65%, 01/15/27 (Call 12/15/26)	3,080	2,655,438
5.50%, 04/15/28 (Call 03/15/28)(e)	641	614,049
Packaging Corp. of America
3.00%, 12/15/29 (Call 09/15/29)	1,144	965,506
3.05%, 10/01/51 (Call 04/01/51)	1,385	781,307
3.40%, 12/15/27 (Call 09/15/27)	1,464	1,338,131
4.05%, 12/15/49 (Call 06/15/49)	2,387	1,636,081
Sonoco Products Co.
1.80%, 02/01/25 (Call 11/13/23)	2,417	2,293,632
2.25%, 02/01/27 (Call 01/01/27)	2,960	2,608,159
2.85%, 02/01/32 (Call 11/01/31)	2,438	1,893,424
3.13%, 05/01/30 (Call 02/01/30)	2,420	2,003,962
5.75%, 11/01/40 (Call 05/01/40)(b)	135	119,943
WestRock MWV LLC
7.95%, 02/15/31	1,653	1,787,563
8.20%, 01/15/30	531	577,570
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)	2,475	1,892,066
3.38%, 09/15/27 (Call 06/15/27)	1,541	1,395,196
3.75%, 03/15/25 (Call 01/15/25)	2,669	2,583,849
3.90%, 06/01/28 (Call 03/01/28)	2,676	2,429,767
4.00%, 03/15/28 (Call 12/15/27)	3,131	2,873,383
4.20%, 06/01/32 (Call 03/01/32)	1,966	1,713,482
4.65%, 03/15/26 (Call 01/15/26)	4,182	4,051,350
4.90%, 03/15/29 (Call 12/15/28)	3,474	3,285,296

		55,760,057

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals — 1.3%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	$13,865	$13,400,548
2.95%, 11/21/26 (Call 09/21/26)	7,952	7,362,563
3.20%, 05/14/26 (Call 02/14/26)	8,473	7,986,631
3.20%, 11/21/29 (Call 08/21/29)	19,289	16,810,280
3.60%, 05/14/25 (Call 02/14/25)	14,524	14,049,590
3.80%, 03/15/25 (Call 12/15/24)	11,956	11,640,416
4.05%, 11/21/39 (Call 05/21/39)	13,526	10,554,106
4.25%, 11/14/28 (Call 08/14/28)	5,111	4,812,618
4.25%, 11/21/49 (Call 05/21/49)	19,608	14,704,528
4.30%, 05/14/36 (Call 11/14/35)	5,640	4,782,749
4.40%, 11/06/42	9,627	7,629,930
4.45%, 05/14/46 (Call 11/14/45)	7,688	5,983,254
4.50%, 05/14/35 (Call 11/14/34)	7,806	6,821,281
4.55%, 03/15/35 (Call 09/15/34)	7,357	6,462,971
4.63%, 10/01/42 (Call 04/01/42)	1,973	1,597,038
4.70%, 05/14/45 (Call 11/14/44)	9,983	8,100,357
4.75%, 03/15/45 (Call 09/15/44)	3,554	2,909,730
4.85%, 06/15/44 (Call 12/15/43)	4,153	3,469,455
4.88%, 11/14/48 (Call 05/14/48)	6,815	5,631,676
Astrazeneca Finance LLC
1.20%, 05/28/26 (Call 04/28/26)	5,640	5,071,152
1.75%, 05/28/28 (Call 03/28/28)	5,374	4,568,630
2.25%, 05/28/31 (Call 02/28/31)	2,287	1,799,797
4.88%, 03/03/28 (Call 02/03/28)	4,790	4,675,268
4.88%, 03/03/33 (Call 12/03/32)	3,424	3,217,682
4.90%, 03/03/30 (Call 01/03/30)	3,690	3,538,905
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	5,255	4,698,364
1.38%, 08/06/30 (Call 05/06/30)	6,366	4,844,897
2.13%, 08/06/50 (Call 02/06/50)	3,529	1,813,683
3.00%, 05/28/51 (Call 11/28/50)	3,910	2,409,947
3.13%, 06/12/27 (Call 03/12/27)	3,826	3,538,791
3.38%, 11/16/25	8,301	7,970,939
4.00%, 01/17/29 (Call 10/17/28)	2,940	2,737,515
4.00%, 09/18/42	3,469	2,691,599
4.38%, 11/16/45	2,589	2,057,617
4.38%, 08/17/48 (Call 02/17/48)	2,597	2,058,928
6.45%, 09/15/37	10,777	11,200,486
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)	4,730	3,600,035
2.82%, 05/20/30 (Call 02/20/30)	3,237	2,664,811
3.70%, 06/06/27 (Call 03/06/27)	6,173	5,747,280
3.73%, 12/15/24 (Call 09/15/24)	2,977	2,904,148
3.79%, 05/20/50 (Call 11/20/49)	2,067	1,390,790
4.30%, 08/22/32 (Call 05/22/32)	2,145	1,882,978
4.67%, 06/06/47 (Call 12/06/46)	3,462	2,725,724
4.69%, 02/13/28 (Call 01/13/28)	3,890	3,722,376
4.69%, 12/15/44 (Call 06/15/44)	5,160	4,120,847
Bristol-Myers Squibb Co.
0.75%, 11/13/25 (Call 10/13/25)	1,806	1,646,765
1.13%, 11/13/27 (Call 09/13/27)	2,261	1,920,522
1.45%, 11/13/30 (Call 08/13/30)	2,925	2,204,370
2.35%, 11/13/40 (Call 05/13/40)	1,609	966,149
2.55%, 11/13/50 (Call 05/13/50)	7,247	3,860,336
2.95%, 03/15/32 (Call 12/15/31)	3,215	2,612,606
3.20%, 06/15/26 (Call 04/15/26)	8,736	8,275,712
3.25%, 02/27/27	505	472,897
3.25%, 08/01/42	3,363	2,270,030
3.40%, 07/26/29 (Call 04/26/29)	7,547	6,770,803
3.45%, 11/15/27 (Call 08/15/27)	2,435	2,262,092

Security	Par (000)	Value

Pharmaceuticals (continued)
3.55%, 03/15/42 (Call 09/15/41)	$3,165	$2,241,287
3.70%, 03/15/52 (Call 09/15/51)	7,440	4,994,860
3.90%, 02/20/28 (Call 11/20/27)	10,178	9,561,289
3.90%, 03/15/62 (Call 09/15/61)	3,452	2,257,325
4.13%, 06/15/39 (Call 12/15/38)	10,981	8,708,468
4.25%, 10/26/49 (Call 04/26/49)	13,672	10,178,840
4.35%, 11/15/47 (Call 05/15/47)	5,114	3,891,235
4.50%, 03/01/44 (Call 09/01/43)	75	59,879
4.55%, 02/20/48 (Call 08/20/47)	5,556	4,374,370
4.63%, 05/15/44 (Call 11/15/43)	945	766,166
5.00%, 08/15/45 (Call 02/15/45)	220	186,977
5.75%, 02/01/31 (Call 12/01/30)	3,625	3,607,498
5.90%, 11/15/33 (Call 08/15/33)	2,665	2,649,954
6.25%, 11/15/53 (Call 05/15/53)	2,255	2,231,719
6.40%, 11/15/63 (Call 05/15/63)	2,275	2,261,129
Cardinal Health Inc.
3.41%, 06/15/27 (Call 03/15/27)	2,615	2,395,887
3.50%, 11/15/24 (Call 08/15/24)	2,179	2,121,832
3.75%, 09/15/25 (Call 06/15/25)	2,587	2,482,165
4.37%, 06/15/47 (Call 12/15/46)	2,029	1,460,628
4.50%, 11/15/44 (Call 05/15/44)	1,385	1,008,289
4.60%, 03/15/43	1,635	1,246,625
4.90%, 09/15/45 (Call 03/15/45)	1,642	1,257,832
Cencora Inc.
2.70%, 03/15/31 (Call 12/15/30)	3,490	2,763,706
2.80%, 05/15/30 (Call 02/15/30)(b)	1,467	1,205,213
3.25%, 03/01/25 (Call 12/01/24)	2,167	2,097,845
3.45%, 12/15/27 (Call 09/15/27)	4,834	4,452,218
4.25%, 03/01/45 (Call 09/01/44)(b)	2,180	1,590,796
4.30%, 12/15/47 (Call 06/15/47)	2,150	1,571,533
Cigna Group (The)
1.25%, 03/15/26 (Call 02/15/26)	3,150	2,833,761
2.38%, 03/15/31 (Call 12/15/30)	2,931	2,282,965
2.40%, 03/15/30 (Call 12/15/29)	8,040	6,490,189
3.05%, 10/15/27 (Call 07/15/27)	2,959	2,674,015
3.20%, 03/15/40 (Call 09/15/39)	2,365	1,601,996
3.25%, 04/15/25 (Call 01/15/25)	4,664	4,497,048
3.40%, 03/01/27 (Call 12/01/26)	5,751	5,330,764
3.40%, 03/15/50 (Call 09/15/49)	5,677	3,511,550
3.40%, 03/15/51 (Call 09/15/50)	3,430	2,113,585
3.88%, 10/15/47 (Call 04/15/47)	4,981	3,391,876
4.13%, 11/15/25 (Call 09/15/25)	8,985	8,705,418
4.38%, 10/15/28 (Call 07/15/28)	12,253	11,452,393
4.50%, 02/25/26 (Call 11/27/25)	5,670	5,501,736
4.80%, 08/15/38 (Call 02/15/38)	9,424	7,976,637
4.80%, 07/15/46 (Call 01/16/46)	3,844	3,051,052
4.90%, 12/15/48 (Call 06/15/48)	10,608	8,474,162
5.40%, 03/15/33 (Call 12/15/32)	3,275	3,095,257
5.69%, 03/15/26 (Call 03/15/24)	75	74,722
6.13%, 11/15/41	2,353	2,253,462
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	9,621	8,115,154
1.75%, 08/21/30 (Call 05/21/30)	5,355	4,044,243
1.88%, 02/28/31 (Call 11/28/30)	5,650	4,198,686
2.13%, 09/15/31 (Call 06/15/31)	4,580	3,408,765
2.70%, 08/21/40 (Call 02/21/40)	4,874	2,947,258
2.88%, 06/01/26 (Call 03/01/26)	6,825	6,338,552
3.00%, 08/15/26 (Call 06/15/26)	4,100	3,800,962
3.25%, 08/15/29 (Call 05/15/29)	7,753	6,695,330
3.63%, 04/01/27 (Call 02/01/27)	4,453	4,134,095
3.75%, 04/01/30 (Call 01/01/30)	3,968	3,450,216

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.88%, 07/20/25 (Call 04/20/25)	$11,858	$11,470,418
4.10%, 03/25/25 (Call 01/25/25)	4,593	4,496,001
4.13%, 04/01/40 (Call 10/01/39)	3,836	2,837,379
4.25%, 04/01/50 (Call 10/01/49)	3,068	2,125,809
4.30%, 03/25/28 (Call 12/25/27)	12,660	11,860,272
4.78%, 03/25/38 (Call 09/25/37)	17,230	14,240,464
4.88%, 07/20/35 (Call 01/20/35)	3,774	3,257,088
5.00%, 02/20/26 (Call 01/20/26)	3,991	3,913,276
5.00%, 01/30/29 (Call 12/30/28)	3,930	3,759,105
5.05%, 03/25/48 (Call 09/25/47)	28,854	22,716,250
5.13%, 02/21/30 (Call 12/21/29)	4,115	3,872,582
5.13%, 07/20/45 (Call 01/20/45)	11,889	9,483,226
5.25%, 01/30/31 (Call 11/30/30)	2,745	2,583,830
5.25%, 02/21/33 (Call 11/21/32)	5,056	4,661,995
5.30%, 06/01/33 (Call 03/01/33)	4,941	4,557,082
5.30%, 12/05/43 (Call 06/05/43)	2,823	2,338,114
5.63%, 02/21/53 (Call 08/21/52)	4,615	3,909,606
5.88%, 06/01/53 (Call 12/01/52)(b)	4,755	4,160,564
6.00%, 06/01/63 (Call 12/01/62)	1,215	1,050,789
6.13%, 09/15/39	2,573	2,398,510
6.25%, 06/01/27	1,470	1,490,013
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	5,892	3,134,462
2.50%, 09/15/60 (Call 03/15/60)	2,540	1,287,234
2.75%, 06/01/25 (Call 03/01/25)	4,010	3,850,783
3.10%, 05/15/27 (Call 02/15/27)	5,454	5,075,816
3.38%, 03/15/29 (Call 12/15/28)	5,725	5,210,980
3.70%, 03/01/45 (Call 09/01/44)	75	54,790
3.95%, 05/15/47 (Call 11/15/46)	1,458	1,116,778
3.95%, 03/15/49 (Call 09/15/48)	555	417,933
4.15%, 03/15/59 (Call 09/15/58)	1,265	940,721
4.70%, 02/27/33 (Call 11/27/32)	2,835	2,659,056
4.88%, 02/27/53 (Call 08/27/52)	2,994	2,591,615
4.95%, 02/27/63 (Call 08/27/62)	1,860	1,581,145
5.00%, 02/27/26 (Call 02/27/24)	125	124,663
5.50%, 03/15/27	390	394,262
5.55%, 03/15/37	1,930	1,903,685
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	5,262	5,121,188
3.88%, 05/15/28	7,788	7,300,209
4.20%, 03/18/43	2,784	2,226,334
5.38%, 04/15/34	2,536	2,488,222
6.38%, 05/15/38	7,783	8,092,834
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)	4,358	3,925,845
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	2,697	2,477,058
0.95%, 09/01/27 (Call 07/01/27)	2,926	2,502,432
1.30%, 09/01/30 (Call 06/01/30)(b)	3,263	2,520,253
2.10%, 09/01/40 (Call 03/01/40)	3,846	2,335,531
2.25%, 09/01/50 (Call 03/01/50)(b)	3,211	1,726,160
2.45%, 03/01/26 (Call 12/01/25)	4,620	4,338,002
2.45%, 09/01/60 (Call 03/01/60)	4,023	2,072,181
2.63%, 01/15/25 (Call 11/15/24)	4,519	4,381,141
2.90%, 01/15/28 (Call 10/15/27)	7,406	6,779,543
2.95%, 03/03/27 (Call 12/03/26)	5,275	4,915,012
3.40%, 01/15/38 (Call 07/15/37)	4,525	3,515,634
3.50%, 01/15/48 (Call 07/15/47)	3,025	2,142,775
3.55%, 03/01/36 (Call 09/01/35)	4,551	3,721,287
3.63%, 03/03/37 (Call 09/03/36)	6,496	5,267,307
3.70%, 03/01/46 (Call 09/01/45)	6,854	5,043,542

Security	Par (000)	Value

Pharmaceuticals (continued)
3.75%, 03/03/47 (Call 09/03/46)	$3,751	$2,775,629
4.38%, 12/05/33 (Call 06/05/33)	3,973	3,695,864
4.50%, 09/01/40	2,417	2,084,818
4.50%, 12/05/43 (Call 06/05/43)	1,993	1,704,224
4.85%, 05/15/41	1,292	1,158,281
4.95%, 05/15/33(b)	794	774,277
5.85%, 07/15/38	3,703	3,776,156
5.95%, 08/15/37	3,684	3,780,241
6.95%, 09/01/29	1,343	1,460,075
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	2,565	2,325,160
1.30%, 08/15/26 (Call 07/15/26)	3,182	2,821,698
3.95%, 02/16/28 (Call 11/16/27)	2,392	2,253,135
4.90%, 07/15/28 (Call 06/15/28)	1,036	1,005,141
5.10%, 07/15/33 (Call 04/15/33)	1,150	1,069,167
5.25%, 02/15/26 (Call 02/15/24)	1,390	1,374,387
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	5,036	4,882,578
4.60%, 06/01/44 (Call 12/01/43)	2,798	2,224,709
5.90%, 11/01/39	845	795,100
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	4,642	4,180,965
1.45%, 06/24/30 (Call 03/24/30)	2,409	1,850,839
1.70%, 06/10/27 (Call 05/10/27)	7,315	6,447,782
1.90%, 12/10/28 (Call 10/10/28)	5,249	4,441,594
2.15%, 12/10/31 (Call 09/10/31)	8,090	6,234,307
2.35%, 06/24/40 (Call 12/24/39)	3,911	2,426,212
2.45%, 06/24/50 (Call 12/24/49)	5,315	2,852,702
2.75%, 02/10/25 (Call 11/10/24)	11,096	10,733,303
2.75%, 12/10/51 (Call 06/10/51)	4,640	2,616,266
2.90%, 12/10/61 (Call 06/10/61)	5,646	3,032,859
3.40%, 03/07/29 (Call 12/07/28)	7,741	6,998,644
3.60%, 09/15/42 (Call 03/15/42)	2,665	1,944,581
3.70%, 02/10/45 (Call 08/10/44)	8,039	5,762,755
3.90%, 03/07/39 (Call 09/07/38)	4,425	3,514,225
4.00%, 03/07/49 (Call 09/07/48)	5,878	4,338,802
4.05%, 05/17/28 (Call 04/17/28)(b)	2,235	2,127,694
4.15%, 05/18/43	4,302	3,373,353
4.30%, 05/17/30 (Call 03/17/30)	3,944	3,653,529
4.50%, 05/17/33 (Call 02/17/33)	2,015	1,831,580
4.90%, 05/17/44 (Call 11/17/43)	2,080	1,799,280
5.00%, 05/17/53 (Call 11/17/52)	5,615	4,795,877
5.15%, 05/17/63 (Call 11/17/62)	1,805	1,537,515
6.50%, 12/01/33	1,848	1,941,161
6.55%, 09/15/37	730	761,890
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	855	840,691
5.95%, 12/01/28	1,489	1,522,903
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)	3,735	3,403,598
5.20%, 04/15/48 (Call 10/15/47)	2,660	1,827,177
5.40%, 11/29/43 (Call 05/29/43)	1,974	1,449,732
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	5,240	5,002,579
2.00%, 02/14/27 (Call 12/14/26)	6,966	6,269,321
2.20%, 08/14/30 (Call 05/14/30)	2,128	1,730,241
2.75%, 08/14/50 (Call 02/14/50)	4,728	2,807,580
3.00%, 11/20/25 (Call 08/20/25)	6,076	5,792,769
3.10%, 05/17/27 (Call 02/17/27)	2,375	2,203,213
3.70%, 09/21/42	2,170	1,620,609
4.00%, 11/20/45 (Call 05/20/45)	4,631	3,541,127

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.40%, 05/06/44	$6,818	$5,564,879
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	5,242	4,875,263
1.70%, 05/28/30 (Call 02/28/30)	4,266	3,359,686
1.75%, 08/18/31 (Call 05/18/31)	4,360	3,290,921
2.55%, 05/28/40 (Call 11/28/39)	4,510	2,862,275
2.63%, 04/01/30 (Call 01/01/30)	5,123	4,278,060
2.70%, 05/28/50 (Call 11/28/49)	3,430	1,989,020
2.75%, 06/03/26	5,158	4,832,113
3.00%, 12/15/26	7,980	7,431,193
3.45%, 03/15/29 (Call 12/15/28)	7,163	6,504,649
3.60%, 09/15/28 (Call 06/15/28)(b)	3,083	2,849,745
3.90%, 03/15/39 (Call 09/15/38)	3,908	3,057,076
4.00%, 12/15/36	3,472	2,885,488
4.00%, 03/15/49 (Call 09/15/48)	5,807	4,302,011
4.10%, 09/15/38 (Call 03/15/38)	3,637	2,934,159
4.13%, 12/15/46	3,172	2,400,697
4.20%, 09/15/48 (Call 03/15/48)	2,800	2,145,620
4.30%, 06/15/43	2,688	2,129,868
4.40%, 05/15/44	4,134	3,346,913
5.60%, 09/15/40	2,669	2,501,529
7.20%, 03/15/39	9,293	10,211,141
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/26 (Call 04/19/26)	13,075	12,762,484
4.45%, 05/19/28 (Call 04/19/28)	13,290	12,697,688
4.65%, 05/19/30 (Call 03/19/30)	3,550	3,337,764
4.75%, 05/19/33 (Call 02/19/33)	18,821	17,274,273
5.11%, 05/19/43 (Call 11/19/42)	3,365	2,953,512
5.30%, 05/19/53 (Call 11/19/52)	27,440	24,006,073
5.34%, 05/19/63 (Call 11/19/62)	6,520	5,585,486
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	12,835	12,672,572
Pharmacia LLC, 6.60%, 12/01/28	3,939	4,104,823
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	6,306	5,884,429
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	11,818	11,002,003
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	9,778	7,730,071
3.03%, 07/09/40 (Call 01/09/40)	5,831	3,834,040
3.18%, 07/09/50 (Call 01/09/50)	7,600	4,505,684
3.38%, 07/09/60 (Call 01/09/60)	2,976	1,699,918
5.00%, 11/26/28 (Call 08/26/28)	7,391	7,134,807
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (Call 03/15/26)	7,302	6,836,279
5.25%, 06/15/46 (Call 12/15/45)	3,637	2,544,335
Viatris Inc.
1.65%, 06/22/25 (Call 05/22/25)	4,017	3,730,467
2.30%, 06/22/27 (Call 04/22/27)	4,023	3,446,310
2.70%, 06/22/30 (Call 03/22/30)(b)	5,235	4,022,082
3.85%, 06/22/40 (Call 12/22/39)	5,586	3,471,218
4.00%, 06/22/50 (Call 12/22/49)	7,336	4,209,786
Wyeth LLC
5.95%, 04/01/37	11,016	10,849,322
6.00%, 02/15/36	2,654	2,634,547
6.50%, 02/01/34	3,569	3,682,117
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	4,165	3,279,707
3.00%, 09/12/27 (Call 06/12/27)	4,341	3,941,793
3.00%, 05/15/50 (Call 11/15/49)	570	341,958
3.90%, 08/20/28 (Call 05/20/28)	2,439	2,265,969
3.95%, 09/12/47 (Call 03/12/47)	3,214	2,301,497

Security	Par (000)	Value

Pharmaceuticals (continued)
4.45%, 08/20/48 (Call 02/20/48)	$2,159	$1,668,782
4.50%, 11/13/25 (Call 08/13/25)	4,586	4,473,146
4.70%, 02/01/43 (Call 08/01/42)	3,810	3,125,771
5.40%, 11/14/25 (Call 10/14/25)	1,275	1,265,658
5.60%, 11/16/32 (Call 08/16/32)	905	877,305

		1,193,191,269

Pipelines — 0.9%
Boardwalk Pipelines LP
3.40%, 02/15/31 (Call 11/15/30)	1,747	1,425,089
3.60%, 09/01/32 (Call 06/01/32)	1,060	840,956
4.45%, 07/15/27 (Call 04/15/27)	1,287	1,206,062
4.80%, 05/03/29 (Call 02/03/29)	2,451	2,255,735
4.95%, 12/15/24 (Call 09/15/24)	1,958	1,928,427
5.95%, 06/01/26 (Call 03/01/26)	2,899	2,874,361
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39 (Call 07/04/39)	3,870	2,797,118
3.70%, 11/15/29 (Call 05/18/29)	5,478	4,775,010
5.13%, 06/30/27 (Call 01/01/27)	3,787	3,654,487
5.88%, 03/31/25 (Call 10/02/24)	6,808	6,773,412
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	1,432	1,308,677
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)	2,492	1,930,359
4.00%, 03/01/31 (Call 03/01/26)	2,220	1,858,494
4.50%, 10/01/29 (Call 10/01/24)	1,975	1,768,403
5.95%, 06/30/33 (Call 12/30/32)(e)	1,701	1,591,555
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	5,650	5,512,619
5.80%, 06/01/45 (Call 12/01/44)	2,632	2,229,640
DCP Midstream Operating LP
3.25%, 02/15/32 (Call 08/15/31)	1,215	956,004
5.13%, 05/15/29 (Call 02/15/29)	1,215	1,145,918
5.38%, 07/15/25 (Call 04/15/25)	1,459	1,441,804
5.60%, 04/01/44 (Call 10/01/43)	465	391,909
5.63%, 07/15/27 (Call 04/15/27)	610	599,134
8.13%, 08/16/30	430	468,413
Eastern Gas Transmission & Storage Inc.
3.00%, 11/15/29 (Call 08/15/29)	2,907	2,435,681
4.60%, 12/15/44 (Call 06/15/44)	2,281	1,691,130
4.80%, 11/01/43 (Call 05/01/43)	1,773	1,377,097
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	2,300	1,943,644
5.88%, 10/15/25 (Call 07/15/25)	2,757	2,750,656
7.38%, 10/15/45 (Call 04/15/45)	3,074	3,148,472
Series B, 7.50%, 04/15/38	1,935	1,986,060
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)	2,398	2,128,789
2.50%, 01/15/25 (Call 12/15/24)	2,712	2,601,284
2.50%, 02/14/25	1,504	1,438,317
2.50%, 08/01/33 (Call 05/01/33)	5,025	3,628,479
3.13%, 11/15/29 (Call 08/15/29)	4,365	3,694,799
3.40%, 08/01/51 (Call 02/01/51)	2,690	1,592,535
3.70%, 07/15/27 (Call 04/15/27)	3,162	2,918,703
4.00%, 11/15/49 (Call 05/15/49)	1,808	1,202,675
4.25%, 12/01/26 (Call 09/01/26)	3,716	3,529,522
4.50%, 06/10/44 (Call 12/10/43)	1,583	1,154,702
5.50%, 12/01/46 (Call 06/01/46)	1,106	923,473
5.70%, 03/08/33 (Call 12/08/32)	3,970	3,713,263
5.97%, 03/08/26 (Call 03/08/24)	674	669,139
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)(b)	4,480	4,267,186

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.75%, 05/15/30 (Call 02/15/30)	$4,496	$3,844,195
3.90%, 07/15/26 (Call 04/15/26)	2,259	2,133,297
4.00%, 10/01/27 (Call 07/01/27)	2,730	2,513,245
4.05%, 03/15/25 (Call 12/15/24)	4,046	3,933,885
4.15%, 09/15/29 (Call 06/15/29)	2,832	2,518,121
4.20%, 04/15/27 (Call 01/15/27)	2,367	2,215,355
4.40%, 03/15/27 (Call 12/15/26)	3,449	3,249,259
4.75%, 01/15/26 (Call 10/15/25)	4,172	4,049,499
4.90%, 03/15/35 (Call 09/15/34)	1,385	1,173,345
4.95%, 05/15/28 (Call 02/15/28)	1,873	1,771,242
4.95%, 06/15/28 (Call 03/15/28)	4,284	4,048,695
4.95%, 01/15/43 (Call 07/15/42)	1,885	1,415,832
5.00%, 05/15/44 (Call 11/15/43)	1,895	1,423,577
5.00%, 05/15/50 (Call 11/15/49)	7,674	5,752,897
5.15%, 02/01/43 (Call 08/01/42)	2,341	1,803,609
5.15%, 03/15/45 (Call 09/15/44)	1,418	1,098,836
5.25%, 04/15/29 (Call 01/15/29)	5,447	5,170,344
5.30%, 04/01/44 (Call 10/01/43)	3,144	2,471,028
5.30%, 04/15/47 (Call 10/15/46)	3,845	2,978,978
5.35%, 05/15/45 (Call 11/15/44)	3,518	2,763,652
5.40%, 10/01/47 (Call 04/01/47)	5,953	4,688,505
5.50%, 06/01/27 (Call 03/01/27)	3,158	3,078,718
5.55%, 02/15/28 (Call 01/15/28)	2,845	2,763,155
5.75%, 02/15/33 (Call 11/15/32)	3,975	3,720,878
5.95%, 12/01/25 (Call 09/01/25)	1,993	1,982,509
5.95%, 10/01/43 (Call 04/01/43)	1,563	1,321,474
6.00%, 06/15/48 (Call 12/15/47)	4,145	3,529,660
6.05%, 12/01/26 (Call 11/01/26)	2,725	2,721,529
6.05%, 06/01/41 (Call 12/01/40)	2,204	1,912,258
6.10%, 12/01/28 (Call 11/01/28)	655	647,203
6.10%, 02/15/42	1,715	1,505,299
6.13%, 12/15/45 (Call 06/15/45)	4,003	3,456,594
6.25%, 04/15/49 (Call 10/15/48)	6,784	5,982,853
6.40%, 12/01/30 (Call 10/01/30)	1,500	1,482,707
6.50%, 02/01/42 (Call 08/01/41)	1,177	1,087,232
6.55%, 12/01/33 (Call 09/01/33)	945	931,061
6.63%, 10/15/36	2,205	2,123,025
7.50%, 07/01/38	2,520	2,573,503
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	1,694	1,481,674
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	4,431	3,704,087
3.13%, 07/31/29 (Call 04/30/29)	5,171	4,488,820
3.20%, 02/15/52 (Call 08/15/51)	4,480	2,709,457
3.30%, 02/15/53 (Call 08/15/52)	2,500	1,531,408
3.70%, 02/15/26 (Call 11/15/25)	4,387	4,194,165
3.70%, 01/31/51 (Call 07/31/50)	4,222	2,828,290
3.75%, 02/15/25 (Call 11/15/24)	6,193	6,029,545
3.95%, 02/15/27 (Call 11/15/26)	4,154	3,929,483
3.95%, 01/31/60 (Call 07/31/59)	3,212	2,163,422
4.15%, 10/16/28 (Call 07/16/28)	4,796	4,457,767
4.20%, 01/31/50 (Call 07/31/49)	5,055	3,705,784
4.25%, 02/15/48 (Call 08/15/47)	4,665	3,496,305
4.45%, 02/15/43 (Call 08/15/42)	3,781	2,981,218
4.80%, 02/01/49 (Call 08/01/48)	5,088	4,112,683
4.85%, 08/15/42 (Call 02/15/42)	3,274	2,741,174
4.85%, 03/15/44 (Call 09/15/43)	5,237	4,335,431
4.90%, 05/15/46 (Call 11/15/45)	3,027	2,491,708
4.95%, 10/15/54 (Call 04/15/54)	1,937	1,565,937
5.05%, 01/10/26	3,795	3,750,173
5.10%, 02/15/45 (Call 08/15/44)	4,774	4,061,723
5.35%, 01/31/33 (Call 10/31/32)	4,290	4,087,791

Security	Par (000)	Value

Pipelines (continued)
5.38%, 02/15/78 (Call 02/15/28), (3-mo. SOFR + 2.832%)(a)	$2,925	$2,497,983
5.70%, 02/15/42	1,177	1,078,813
5.95%, 02/01/41	3,074	2,913,964
6.13%, 10/15/39	2,002	1,938,187
6.45%, 09/01/40	2,325	2,314,071
7.55%, 04/15/38	2,519	2,742,014
Series D, 6.88%, 03/01/33	1,120	1,178,995
Series E, 5.25%, 08/16/77 (Call 08/16/27), (3-mo. SOFR + 3.295%)(a)	4,181	3,592,031
Series H, 6.65%, 10/15/34	1,580	1,637,905
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	2,047	1,520,558
5.00%, 08/15/42 (Call 02/15/42)	2,850	2,222,054
5.00%, 03/01/43 (Call 09/01/42)	3,135	2,420,635
5.40%, 09/01/44 (Call 03/01/44)	2,220	1,787,501
5.50%, 03/01/44 (Call 09/01/43)	3,155	2,573,580
5.63%, 09/01/41	2,152	1,789,637
5.80%, 03/15/35	1,561	1,428,478
6.38%, 03/01/41	2,551	2,319,343
6.50%, 02/01/37	1,391	1,319,473
6.50%, 09/01/39	2,452	2,272,150
6.55%, 09/15/40	2,148	1,994,785
6.95%, 01/15/38	4,813	4,772,996
7.30%, 08/15/33	1,175	1,208,433
7.40%, 03/15/31	991	1,024,086
7.50%, 11/15/40	1,764	1,777,390
7.75%, 03/15/32	1,346	1,411,241
Kinder Morgan Inc.
1.75%, 11/15/26 (Call 10/15/26)	2,925	2,590,819
2.00%, 02/15/31 (Call 11/15/30)	1,135	848,495
3.25%, 08/01/50 (Call 02/01/50)	2,242	1,268,621
3.60%, 02/15/51 (Call 08/15/50)	1,500	903,545
4.30%, 06/01/25 (Call 03/01/25)	7,255	7,061,124
4.30%, 03/01/28 (Call 12/01/27)	5,321	4,962,254
4.80%, 02/01/33 (Call 11/01/32)	3,650	3,196,634
5.05%, 02/15/46 (Call 08/15/45)	3,303	2,521,039
5.20%, 06/01/33 (Call 03/01/33)	3,120	2,809,128
5.20%, 03/01/48 (Call 09/01/47)	3,123	2,429,126
5.30%, 12/01/34 (Call 06/01/34)	3,688	3,262,060
5.45%, 08/01/52 (Call 02/01/52)	3,110	2,511,806
5.55%, 06/01/45 (Call 12/01/44)	6,720	5,530,700
7.75%, 01/15/32	5,159	5,479,784
7.80%, 08/01/31	1,565	1,656,603
Magellan Midstream Partners LP
3.25%, 06/01/30 (Call 03/01/30)(b)	1,807	1,502,616
3.95%, 03/01/50 (Call 09/01/49)	3,164	1,997,132
4.20%, 10/03/47 (Call 04/03/47)	2,058	1,361,658
4.25%, 09/15/46 (Call 03/15/46)	1,998	1,347,907
4.85%, 02/01/49 (Call 08/01/48)	2,098	1,553,962
5.00%, 03/01/26 (Call 12/01/25)	3,981	3,884,313
5.15%, 10/15/43 (Call 04/15/43)	2,406	1,913,587
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	6,603	5,989,584
2.65%, 08/15/30 (Call 05/15/30)	5,498	4,344,489
4.00%, 02/15/25 (Call 11/15/24)	2,190	2,131,958
4.00%, 03/15/28 (Call 12/15/27)	4,375	4,008,678
4.13%, 03/01/27 (Call 12/01/26)	5,852	5,500,163
4.25%, 12/01/27 (Call 09/01/27)	3,877	3,605,789
4.50%, 04/15/38 (Call 10/15/37)	7,575	5,909,411
4.70%, 04/15/48 (Call 10/15/47)	5,944	4,298,186

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.80%, 02/15/29 (Call 11/15/28)	$3,460	$3,237,943
4.88%, 12/01/24 (Call 09/01/24)	5,014	4,946,822
4.88%, 06/01/25 (Call 03/01/25)	5,542	5,434,704
4.90%, 04/15/58 (Call 10/15/57)	1,261	890,718
4.95%, 09/01/32 (Call 06/01/32)	3,935	3,496,277
4.95%, 03/14/52 (Call 09/14/51)	5,445	4,039,867
5.00%, 03/01/33 (Call 12/01/32)	2,425	2,148,380
5.20%, 03/01/47 (Call 09/01/46)	3,793	2,940,536
5.20%, 12/01/47 (Call 06/01/47)	2,266	1,751,723
5.50%, 02/15/49 (Call 08/15/48)	5,871	4,744,675
5.65%, 03/01/53 (Call 09/01/52)	1,125	925,475
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	2,254	2,112,403
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)	1,540	1,435,246
3.10%, 03/15/30 (Call 12/15/29)	1,953	1,611,643
3.40%, 09/01/29 (Call 06/01/29)	3,163	2,707,686
4.00%, 07/13/27 (Call 04/13/27)	2,696	2,507,753
4.35%, 03/15/29 (Call 12/15/28)	2,908	2,643,684
4.45%, 09/01/49 (Call 03/01/49)	2,778	1,903,224
4.50%, 03/15/50 (Call 09/15/49)	1,726	1,193,520
4.55%, 07/15/28 (Call 04/15/28)	3,271	3,051,288
4.90%, 03/15/25 (Call 12/15/24)	4,050	3,979,336
4.95%, 07/13/47 (Call 01/06/47)	2,775	2,075,815
5.20%, 07/15/48 (Call 01/15/48)	3,874	2,996,631
5.55%, 11/01/26 (Call 10/01/26)	4,155	4,104,865
5.65%, 11/01/28 (Call 10/01/28)	3,685	3,596,463
5.80%, 11/01/30 (Call 09/01/30)	2,710	2,609,648
5.85%, 01/15/26 (Call 12/15/25)	2,316	2,311,447
6.00%, 06/15/35	1,009	942,237
6.05%, 09/01/33 (Call 06/01/33)	3,865	3,706,241
6.10%, 11/15/32 (Call 08/15/32)	675	650,894
6.35%, 01/15/31 (Call 10/15/30)	2,380	2,351,760
6.63%, 09/01/53 (Call 03/01/53)	1,890	1,766,051
7.15%, 01/15/51 (Call 07/15/50)	1,240	1,210,693
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	2,620	2,375,473
6.20%, 09/15/43 (Call 03/15/43)	1,322	1,187,101
6.65%, 10/01/36	2,613	2,526,275
6.85%, 10/15/37	2,275	2,235,201
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	3,413	2,899,065
3.60%, 11/01/24 (Call 08/01/24)	3,764	3,670,292
3.80%, 09/15/30 (Call 06/15/30)	2,714	2,287,335
4.30%, 01/31/43 (Call 07/31/42)	1,672	1,127,956
4.50%, 12/15/26 (Call 09/15/26)	4,420	4,211,429
4.65%, 10/15/25 (Call 07/15/25)	4,988	4,831,983
4.70%, 06/15/44 (Call 12/15/43)	2,520	1,768,034
4.90%, 02/15/45 (Call 08/15/44)	2,456	1,770,235
5.15%, 06/01/42 (Call 12/01/41)	2,119	1,610,644
6.65%, 01/15/37	2,967	2,811,961
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	4,778	4,396,736
4.50%, 05/15/30 (Call 11/15/29)	3,147	2,823,989
5.00%, 03/15/27 (Call 09/15/26)	8,338	8,028,769
5.63%, 03/01/25 (Call 12/01/24)	9,032	8,973,237
5.88%, 06/30/26 (Call 12/31/25)	2,767	2,746,147
5.90%, 09/15/37 (Call 03/15/37)	2,855	2,746,478
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	2,993	2,785,431

Security	Par (000)	Value

Pipelines (continued)
3.50%, 03/15/25 (Call 12/15/24)	$2,744	$2,647,975
4.50%, 03/15/45 (Call 09/15/44)	4,042	2,917,685
5.95%, 09/25/43 (Call 03/25/43)	1,791	1,567,581
Targa Resources Corp.
4.00%, 01/15/32 (Call 07/15/26)	3,545	2,925,226
4.20%, 02/01/33 (Call 11/01/32)	2,845	2,359,049
4.88%, 02/01/31 (Call 02/01/26)	3,715	3,291,152
4.95%, 04/15/52 (Call 10/15/51)	2,910	2,128,237
5.00%, 01/15/28 (Call 12/01/23)	2,810	2,651,883
5.20%, 07/01/27 (Call 06/01/27)	3,275	3,169,186
5.50%, 03/01/30 (Call 03/01/25)	4,120	3,803,546
6.13%, 03/15/33 (Call 12/15/32)	2,930	2,807,011
6.25%, 07/01/52 (Call 01/01/52)	2,077	1,821,362
6.50%, 07/15/27 (Call 12/01/23)	4,390	4,339,252
6.50%, 02/15/53 (Call 08/15/52)	3,265	2,980,570
6.88%, 01/15/29 (Call 01/15/24)	2,730	2,718,998
TC PipeLines LP
3.90%, 05/25/27 (Call 02/25/27)	4,315	3,998,015
4.38%, 03/13/25 (Call 12/13/24)	3,578	3,495,159
Tennessee Gas Pipeline Co. LLC
7.00%, 03/15/27	2,083	2,130,721
7.00%, 10/15/28	1,315	1,347,114
7.63%, 04/01/37	280	297,863
Texas Eastern Transmission LP, 7.00%, 07/15/32	1,172	1,225,463
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)	3,354	2,530,353
4.10%, 04/15/30 (Call 01/15/30)	1,625	1,426,135
4.25%, 05/15/28 (Call 02/15/28)	6,439	5,952,222
4.63%, 03/01/34 (Call 12/01/33)	4,814	4,077,616
4.75%, 05/15/38 (Call 11/15/37)	1,955	1,555,900
4.88%, 01/15/26 (Call 10/15/25)	3,635	3,546,858
4.88%, 05/15/48 (Call 11/15/47)	4,220	3,198,157
5.00%, 10/16/43 (Call 04/16/43)	2,986	2,364,492
5.10%, 03/15/49 (Call 09/15/48)(b)	4,266	3,340,045
5.60%, 03/31/34	1,291	1,177,467
5.85%, 03/15/36	2,393	2,204,401
6.10%, 06/01/40	3,101	2,857,425
6.20%, 03/09/26 (Call 03/09/24)	585	583,783
6.20%, 10/15/37	4,388	4,094,396
7.25%, 08/15/38	2,811	2,895,920
7.63%, 01/15/39	3,369	3,564,820
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (Call 02/15/30)	3,104	2,598,837
3.95%, 05/15/50 (Call 11/15/49)	2,264	1,537,272
4.00%, 03/15/28 (Call 12/15/27)	1,909	1,755,991
4.45%, 08/01/42 (Call 02/01/42)	1,798	1,356,841
4.60%, 03/15/48 (Call 09/15/47)	2,475	1,868,858
5.40%, 08/15/41 (Call 02/15/41)	2,067	1,760,902
7.85%, 02/01/26 (Call 11/01/25)	5,347	5,520,790
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	2,946	2,772,589
Western Midstream Operating LP
3.10%, 02/01/25 (Call 01/01/25)	695	667,922
3.95%, 06/01/25 (Call 03/01/25)	705	678,132
4.05%, 02/01/30 (Call 11/01/29)	3,400	2,944,302
4.50%, 03/01/28 (Call 12/01/27)	994	916,280
4.65%, 07/01/26 (Call 04/01/26)	385	368,724
4.75%, 08/15/28 (Call 05/15/28)	465	432,334
5.25%, 02/01/50 (Call 08/01/49)	2,730	2,007,324
5.30%, 03/01/48 (Call 09/01/47)	670	500,314

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.45%, 04/01/44 (Call 10/01/43)	$840	$644,985
5.50%, 08/15/48 (Call 02/15/48)	1,465	1,103,359
6.15%, 04/01/33 (Call 01/01/33)	1,945	1,834,219
6.35%, 01/15/29 (Call 12/15/28)	535	531,769
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)	2,362	1,842,354
3.50%, 11/15/30 (Call 08/15/30)	2,924	2,463,430
3.50%, 10/15/51 (Call 04/15/51)	2,215	1,341,766
3.75%, 06/15/27 (Call 03/15/27)	5,759	5,320,568
3.90%, 01/15/25 (Call 10/15/24)	4,865	4,737,248
4.00%, 09/15/25 (Call 06/15/25)	3,861	3,713,556
4.65%, 08/15/32 (Call 05/15/32)	4,010	3,536,481
4.85%, 03/01/48 (Call 09/01/47)	3,296	2,523,005
4.90%, 01/15/45 (Call 07/15/44)	2,086	1,611,125
5.10%, 09/15/45 (Call 03/15/45)	2,783	2,237,518
5.30%, 08/15/28 (Call 07/15/28)	3,975	3,832,260
5.30%, 08/15/52 (Call 02/15/52)	2,120	1,723,718
5.40%, 03/02/26	1,720	1,699,600
5.40%, 03/04/44 (Call 09/04/43)	2,346	1,950,361
5.65%, 03/15/33 (Call 12/15/32)	4,225	3,986,602
5.75%, 06/24/44 (Call 12/24/43)	2,201	1,917,829
5.80%, 11/15/43 (Call 05/15/43)	1,790	1,558,564
6.30%, 04/15/40	4,924	4,644,750
8.75%, 03/15/32	655	731,327
Series A, 7.50%, 01/15/31	1,250	1,307,044

		761,645,072

Real Estate — 0.0%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	1,482	1,442,398
CBRE Services Inc.
2.50%, 04/01/31 (Call 01/01/31)	2,703	2,034,762
4.88%, 03/01/26 (Call 12/01/25)	3,394	3,281,572
5.95%, 08/15/34 (Call 05/15/34)	1,465	1,330,678
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	1,972	1,409,084

		9,498,494

Real Estate Investment Trusts — 1.0%
Agree LP
2.00%, 06/15/28 (Call 04/15/28)	2,200	1,802,167
2.60%, 06/15/33 (Call 03/15/33)	1,691	1,202,527
2.90%, 10/01/30 (Call 07/01/30)	1,304	1,038,656
4.80%, 10/01/32 (Call 07/01/32)	575	498,412
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	3,460	2,357,504
2.00%, 05/18/32 (Call 02/18/32)	2,241	1,575,359
2.75%, 12/15/29 (Call 09/15/29)	1,411	1,149,323
2.95%, 03/15/34 (Call 12/15/33)	2,395	1,746,681
3.00%, 05/18/51 (Call 11/18/50)	3,170	1,679,234
3.38%, 08/15/31 (Call 05/15/31)	2,155	1,748,665
3.45%, 04/30/25 (Call 02/28/25)	2,060	1,981,461
3.55%, 03/15/52 (Call 09/15/51)	3,780	2,254,990
3.80%, 04/15/26 (Call 02/15/26)	1,841	1,748,345
3.95%, 01/15/27 (Call 10/15/26)	566	529,110
3.95%, 01/15/28 (Call 10/15/27)	1,817	1,666,483
4.00%, 02/01/50 (Call 08/01/49)	2,720	1,771,352
4.30%, 01/15/26 (Call 10/15/25)	1,165	1,122,176
4.50%, 07/30/29 (Call 04/30/29)	1,896	1,721,344
4.70%, 07/01/30 (Call 04/01/30)	1,557	1,393,273
4.75%, 04/15/35 (Call 01/15/35)	1,300	1,098,145
4.85%, 04/15/49 (Call 10/15/48)	1,098	810,002

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.90%, 12/15/30 (Call 09/15/30)	$3,225	$2,938,917
5.15%, 04/15/53 (Call 10/15/52)	1,940	1,530,385
American Assets Trust LP, 3.38%, 02/01/31 (Call 11/01/30)	890	640,096
American Homes 4 Rent LP
2.38%, 07/15/31 (Call 04/15/31)	520	387,211
3.38%, 07/15/51 (Call 01/15/51)	2,105	1,181,353
3.63%, 04/15/32 (Call 01/15/32)	155	124,975
4.25%, 02/15/28 (Call 11/15/27)	2,720	2,496,801
4.30%, 04/15/52 (Call 10/15/51)	410	277,987
4.90%, 02/15/29 (Call 11/15/28)	2,346	2,184,735
American Tower Corp.
1.30%, 09/15/25 (Call 08/15/25)	2,785	2,545,415
1.45%, 09/15/26 (Call 08/15/26)	2,552	2,239,325
1.50%, 01/31/28 (Call 11/30/27)	2,548	2,096,506
1.60%, 04/15/26 (Call 03/15/26)	3,061	2,741,569
1.88%, 10/15/30 (Call 07/15/30)	3,491	2,580,346
2.10%, 06/15/30 (Call 03/15/30)	1,982	1,509,749
2.30%, 09/15/31 (Call 06/15/31)	3,305	2,435,919
2.40%, 03/15/25 (Call 02/15/25)	1,582	1,502,371
2.70%, 04/15/31 (Call 01/15/31)	3,187	2,463,956
2.75%, 01/15/27 (Call 11/15/26)	3,123	2,805,767
2.90%, 01/15/30 (Call 10/15/29)	2,980	2,431,527
2.95%, 01/15/25 (Call 12/15/24)	3,055	2,940,328
2.95%, 01/15/51 (Call 07/15/50)(b)	4,090	2,177,119
3.10%, 06/15/50 (Call 12/15/49)	3,960	2,185,047
3.13%, 01/15/27 (Call 10/15/26)	1,893	1,719,068
3.38%, 10/15/26 (Call 07/15/26)	4,407	4,079,418
3.55%, 07/15/27 (Call 04/15/27)	2,461	2,240,564
3.60%, 01/15/28 (Call 10/15/27)	3,146	2,830,898
3.65%, 03/15/27 (Call 02/15/27)	2,640	2,430,637
3.70%, 10/15/49 (Call 04/15/49)	2,346	1,451,380
3.80%, 08/15/29 (Call 05/15/29)	5,886	5,151,021
3.95%, 03/15/29 (Call 12/15/28)	2,933	2,612,516
4.00%, 06/01/25 (Call 03/01/25)	3,851	3,721,397
4.05%, 03/15/32 (Call 12/15/31)	2,450	2,055,631
4.40%, 02/15/26 (Call 11/15/25)	2,054	1,977,548
5.25%, 07/15/28 (Call 06/15/28)	2,020	1,927,858
5.50%, 03/15/28 (Call 02/15/28)	2,520	2,441,544
5.55%, 07/15/33 (Call 04/15/33)	2,141	1,971,619
5.65%, 03/15/33 (Call 12/15/32)	3,375	3,140,364
5.80%, 11/15/28 (Call 10/15/28)	4,245	4,146,050
5.90%, 11/15/33 (Call 08/15/33)	4,055	3,829,372
AvalonBay Communities Inc.
1.90%, 12/01/28 (Call 10/01/28)	1,865	1,556,771
2.05%, 01/15/32 (Call 10/15/31)	2,915	2,197,892
2.30%, 03/01/30 (Call 12/01/29)	3,038	2,435,222
2.45%, 01/15/31 (Call 10/17/30)	2,444	1,929,155
2.90%, 10/15/26 (Call 07/15/26)	1,692	1,566,931
2.95%, 05/11/26 (Call 02/11/26)	2,845	2,657,938
3.20%, 01/15/28 (Call 10/15/27)	1,923	1,741,295
3.30%, 06/01/29 (Call 03/01/29)	1,848	1,615,418
3.35%, 05/15/27 (Call 02/15/27)	1,007	928,156
3.45%, 06/01/25 (Call 03/03/25)(b)	2,502	2,410,522
3.50%, 11/15/24 (Call 08/15/24)	1,030	1,005,792
3.50%, 11/15/25 (Call 08/15/25)	1,440	1,373,910
3.90%, 10/15/46 (Call 04/15/46)	1,065	721,478
4.15%, 07/01/47 (Call 01/01/47)	980	702,987
4.35%, 04/15/48 (Call 10/18/47)	1,325	951,855
5.00%, 02/15/33 (Call 11/15/32)	1,535	1,425,747

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)	$4,590	$2,983,122
2.55%, 04/01/32 (Call 01/01/32)	4,325	2,995,983
2.75%, 10/01/26 (Call 07/01/26)	4,361	3,855,499
2.90%, 03/15/30 (Call 12/15/29)	3,662	2,799,518
3.20%, 01/15/25 (Call 10/15/24)	4,837	4,628,718
3.25%, 01/30/31 (Call 10/30/30)	2,977	2,257,219
3.40%, 06/21/29 (Call 03/21/29)	2,090	1,692,334
3.65%, 02/01/26 (Call 11/03/25)	4,303	3,999,342
4.50%, 12/01/28 (Call 09/01/28)	4,217	3,707,219
6.50%, 01/15/34 (Call 10/15/33)	1,040	949,961
6.75%, 12/01/27 (Call 11/01/27)	715	703,197
Brixmor Operating Partnership LP
2.25%, 04/01/28 (Call 02/01/28)	668	557,685
2.50%, 08/16/31 (Call 05/16/31)	2,425	1,783,366
3.85%, 02/01/25 (Call 11/01/24)	2,084	2,007,381
3.90%, 03/15/27 (Call 12/15/26)	956	874,734
4.05%, 07/01/30 (Call 04/01/30)	3,512	2,992,470
4.13%, 06/15/26 (Call 03/15/26)	2,303	2,165,460
4.13%, 05/15/29 (Call 02/15/29)	2,144	1,878,227
Broadstone Net Lease LLC, 2.60%, 09/15/31 (Call 06/15/31)	2,572	1,778,756
Camden Property Trust
2.80%, 05/15/30 (Call 02/15/30)	3,230	2,668,843
3.15%, 07/01/29 (Call 04/01/29)(b)	2,632	2,285,701
3.35%, 11/01/49 (Call 05/01/49)(b)	1,980	1,235,899
4.10%, 10/15/28 (Call 07/15/28)	1,542	1,421,661
5.85%, 11/03/26 (Call 10/03/26)	990	989,970
Corporate Office Properties LP
2.00%, 01/15/29 (Call 11/15/28)	1,659	1,258,715
2.25%, 03/15/26 (Call 02/15/26)	610	551,247
2.75%, 04/15/31 (Call 01/15/31)	1,925	1,409,572
2.90%, 12/01/33 (Call 09/01/33)	1,835	1,247,277
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)	5,035	3,033,854
3.25%, 01/15/51 (Call 07/15/50)	3,450	1,952,508
4.75%, 05/15/47 (Call 11/15/46)	1,408	1,041,963
4.80%, 09/01/28 (Call 08/01/28)	2,535	2,370,088
5.00%, 01/11/28 (Call 12/11/27)	2,435	2,310,625
5.10%, 05/01/33 (Call 02/01/33)	2,515	2,233,702
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	4,470	3,907,429
1.35%, 07/15/25 (Call 06/15/25)	2,765	2,549,427
2.10%, 04/01/31 (Call 01/01/31)	4,500	3,329,159
2.25%, 01/15/31 (Call 10/15/30)	3,582	2,700,030
2.50%, 07/15/31 (Call 04/15/31)	900	679,696
2.90%, 03/15/27 (Call 02/15/27)	2,805	2,512,891
3.10%, 11/15/29 (Call 08/15/29)	1,628	1,350,049
3.30%, 07/01/30 (Call 04/01/30)	3,530	2,899,331
3.65%, 09/01/27 (Call 06/01/27)	4,965	4,511,838
3.70%, 06/15/26 (Call 03/15/26)	3,564	3,348,258
3.80%, 02/15/28 (Call 11/15/27)	4,771	4,301,629
4.00%, 03/01/27 (Call 12/01/26)	2,620	2,439,009
4.00%, 11/15/49 (Call 05/15/49)	1,483	962,761
4.15%, 07/01/50 (Call 01/01/50)	1,983	1,322,906
4.30%, 02/15/29 (Call 11/15/28)	3,215	2,912,855
4.45%, 02/15/26 (Call 11/15/25)	4,225	4,068,936
5.20%, 02/15/49 (Call 08/15/48)	1,603	1,262,438
CubeSmart LP
2.00%, 02/15/31 (Call 11/15/30)	1,545	1,141,424
2.25%, 12/15/28 (Call 10/15/28)	2,632	2,174,376

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.50%, 02/15/32 (Call 11/15/31)	$2,655	$1,968,282
3.00%, 02/15/30 (Call 11/15/29)	1,010	825,664
3.13%, 09/01/26 (Call 06/01/26)	1,932	1,778,120
4.00%, 11/15/25 (Call 08/15/25)	1,381	1,322,473
4.38%, 02/15/29 (Call 11/15/28)	1,686	1,534,292
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)	4,144	3,594,781
3.70%, 08/15/27 (Call 05/15/27)	4,930	4,504,366
4.45%, 07/15/28 (Call 04/15/28)	2,485	2,298,787
5.55%, 01/15/28 (Call 12/15/27)	2,935	2,844,603
EPR Properties
3.60%, 11/15/31 (Call 08/15/31)	35	25,200
3.75%, 08/15/29 (Call 05/15/29)	1,500	1,184,053
4.50%, 04/01/25 (Call 01/01/25)	1,000	965,548
4.50%, 06/01/27 (Call 03/01/27)	1,500	1,322,175
4.75%, 12/15/26 (Call 09/15/26)	1,500	1,367,580
4.95%, 04/15/28 (Call 01/15/28)	1,000	871,113
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	2,554	2,326,413
1.25%, 07/15/25 (Call 06/15/25)	2,678	2,470,418
1.45%, 05/15/26 (Call 04/15/26)	3,277	2,927,650
1.55%, 03/15/28 (Call 01/15/28)	2,073	1,719,223
1.80%, 07/15/27 (Call 05/15/27)	2,753	2,357,815
2.00%, 05/15/28 (Call 03/15/28)	2,193	1,831,251
2.15%, 07/15/30 (Call 04/15/30)	1,940	1,488,608
2.50%, 05/15/31 (Call 02/15/31)	815	622,054
2.63%, 11/18/24 (Call 10/18/24)	4,875	4,707,284
2.90%, 11/18/26 (Call 09/18/26)	3,033	2,765,442
2.95%, 09/15/51 (Call 03/15/51)	1,935	1,040,661
3.00%, 07/15/50 (Call 01/15/50)	2,089	1,140,264
3.20%, 11/18/29 (Call 08/18/29)	5,347	4,517,806
3.40%, 02/15/52 (Call 08/15/51)	2,055	1,216,133
3.90%, 04/15/32 (Call 01/15/32)	2,310	1,922,075
ERP Operating LP
1.85%, 08/01/31 (Call 05/01/31)	795	588,427
2.50%, 02/15/30 (Call 11/15/29)	2,498	2,029,026
2.85%, 11/01/26 (Call 08/01/26)	866	795,875
3.00%, 07/01/29 (Call 04/01/29)	2,603	2,237,620
3.25%, 08/01/27 (Call 05/01/27)	1,399	1,272,387
3.38%, 06/01/25 (Call 03/01/25)	623	598,457
3.50%, 03/01/28 (Call 12/01/27)	2,768	2,510,043
4.00%, 08/01/47 (Call 02/01/47)	1,036	697,487
4.15%, 12/01/28 (Call 09/01/28)	1,725	1,594,849
4.50%, 07/01/44 (Call 01/01/44)	1,435	1,077,498
4.50%, 06/01/45 (Call 12/01/44)	1,620	1,184,389
Essex Portfolio LP
1.65%, 01/15/31 (Call 10/15/30)	1,560	1,125,539
1.70%, 03/01/28 (Call 01/01/28)	840	696,934
2.55%, 06/15/31 (Call 03/15/31)	1,120	853,437
2.65%, 03/15/32 (Call 12/15/31)	3,123	2,361,818
2.65%, 09/01/50 (Call 03/01/50)(b)	780	386,353
3.00%, 01/15/30 (Call 10/15/29)	2,670	2,179,331
3.38%, 04/15/26 (Call 01/15/26)	1,874	1,764,323
3.50%, 04/01/25 (Call 01/01/25)	2,151	2,068,935
3.63%, 05/01/27 (Call 02/01/27)	1,860	1,706,679
4.00%, 03/01/29 (Call 12/01/28)	1,656	1,484,259
4.50%, 03/15/48 (Call 09/15/47)	1,750	1,258,530
Extra Space Storage LP
2.20%, 10/15/30 (Call 07/15/30)	1,991	1,511,259
2.35%, 03/15/32 (Call 12/15/31)	1,790	1,311,221
2.40%, 10/15/31 (Call 07/15/31)	2,610	1,946,396

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.55%, 06/01/31 (Call 03/01/31)	$1,815	$1,379,331
3.50%, 07/01/26 (Call 04/01/26)	1,719	1,600,029
3.88%, 12/15/27 (Call 09/15/27)	931	846,502
3.90%, 04/01/29 (Call 02/01/29)	300	265,911
4.00%, 06/15/29 (Call 03/15/29)	2,523	2,241,669
5.50%, 07/01/30 (Call 05/01/30)	585	553,659
5.70%, 04/01/28 (Call 03/01/28)	890	867,314
Federal Realty Investment Trust
1.25%, 02/15/26 (Call 01/15/26)	1,299	1,166,881
3.20%, 06/15/29 (Call 03/15/29)	1,783	1,512,751
3.25%, 07/15/27 (Call 04/15/27)	2,034	1,837,221
3.50%, 06/01/30 (Call 03/01/30)	521	436,267
4.50%, 12/01/44 (Call 06/01/44)	1,406	990,535
Federal Realty OP LP, 5.38%, 05/01/28 (Call 04/01/28)	1,645	1,584,263
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)	3,475	2,629,012
4.00%, 01/15/30 (Call 10/15/29)	2,938	2,451,177
4.00%, 01/15/31 (Call 10/15/30)	2,852	2,316,221
5.25%, 06/01/25 (Call 03/01/25)	4,035	3,934,861
5.30%, 01/15/29 (Call 10/15/28)	3,315	3,026,914
5.38%, 04/15/26 (Call 01/15/26)	4,833	4,635,486
5.75%, 06/01/28 (Call 03/03/28)	2,544	2,391,666
Healthcare Realty Holdings LP
2.00%, 03/15/31 (Call 12/15/30)	2,013	1,468,135
3.50%, 08/01/26 (Call 05/01/26)	2,757	2,552,377
3.75%, 07/01/27 (Call 04/01/27)(b)	2,793	2,551,866
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30 (Call 11/15/29)	1,890	1,539,414
Healthpeak Properties Inc.
1.35%, 02/01/27 (Call 01/01/27)(b)	1,495	1,286,292
2.13%, 12/01/28 (Call 10/01/28)	2,665	2,198,410
2.88%, 01/15/31 (Call 10/15/30)	1,878	1,480,325
3.00%, 01/15/30 (Call 10/15/29)	3,269	2,687,815
3.25%, 07/15/26 (Call 05/15/26)	2,562	2,396,140
3.40%, 02/01/25 (Call 11/01/24)	443	428,014
3.50%, 07/15/29 (Call 04/15/29)	1,966	1,700,369
4.00%, 06/01/25 (Call 03/01/25)	2,611	2,527,451
6.75%, 02/01/41 (Call 08/01/40)	1,338	1,278,916
Healthpeak Properties Interim Inc., 5.25%, 12/15/32 (Call 09/15/32)	3,345	3,027,964
Highwoods Realty LP
2.60%, 02/01/31 (Call 11/01/30)(b)	841	589,445
3.05%, 02/15/30 (Call 11/15/29)	1,926	1,440,208
3.88%, 03/01/27 (Call 12/01/26)	1,530	1,362,821
4.13%, 03/15/28 (Call 12/15/27)	1,558	1,341,489
4.20%, 04/15/29 (Call 01/15/29)	1,660	1,393,431
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25 (Call 03/15/25)	2,509	2,406,858
Series F, 4.50%, 02/01/26 (Call 11/01/25)	421	402,663
Series H, 3.38%, 12/15/29 (Call 09/15/29)	2,589	2,130,665
Series I, 3.50%, 09/15/30 (Call 06/15/30)	650	525,322
Series J, 2.90%, 12/15/31 (Call 09/15/31)	1,710	1,276,759
Hudson Pacific Properties LP
3.25%, 01/15/30 (Call 10/15/29)	1,729	1,110,625
3.95%, 11/01/27 (Call 08/01/27)	2,251	1,737,273
4.65%, 04/01/29 (Call 01/01/29)(b)	2,006	1,434,984
5.95%, 02/15/28 (Call 01/15/28)(b)	130	102,563
Invitation Homes Operating Partnership LP
2.00%, 08/15/31 (Call 05/15/31)	1,173	845,806
2.30%, 11/15/28 (Call 09/15/28)	2,020	1,669,214

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.70%, 01/15/34 (Call 10/15/33)	$1,965	$1,395,758
4.15%, 04/15/32 (Call 01/15/32)	1,850	1,544,269
5.45%, 08/15/30 (Call 06/15/30)	1,685	1,571,372
5.50%, 08/15/33 (Call 05/15/33)	3,460	3,137,912
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	2,413	1,595,650
2.65%, 11/15/33 (Call 08/15/33)	2,225	1,453,335
3.05%, 02/15/30 (Call 11/15/29)	2,082	1,601,904
3.45%, 12/15/24 (Call 09/15/24)	2,607	2,507,750
4.25%, 08/15/29 (Call 05/15/29)	1,773	1,481,919
4.38%, 10/01/25 (Call 07/01/25)	1,861	1,776,903
4.75%, 12/15/28 (Call 09/15/28)	1,909	1,677,838
Kimco Realty Corp.
1.90%, 03/01/28 (Call 01/01/28)	823	683,641
2.25%, 12/01/31 (Call 09/01/31)	1,146	838,125
2.70%, 10/01/30 (Call 07/01/30)	935	735,895
2.80%, 10/01/26 (Call 07/01/26)	2,485	2,269,196
3.20%, 04/01/32 (Call 01/01/32)	41	32,057
3.30%, 02/01/25 (Call 12/01/24)	1,932	1,861,583
3.70%, 10/01/49 (Call 04/01/49)	817	507,691
3.80%, 04/01/27 (Call 01/01/27)	2,389	2,196,095
4.13%, 12/01/46 (Call 06/01/46)	891	590,151
4.25%, 04/01/45 (Call 10/01/44)	1,777	1,238,376
4.45%, 09/01/47 (Call 03/01/47)	2,570	1,817,889
4.60%, 02/01/33 (Call 11/01/32)	1,905	1,645,638
Kimco Realty OP LLC, 6.40%, 03/01/34 (Call 12/01/33)	900	882,833
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)(b)	2,067	1,882,403
Kite Realty Group Trust
4.00%, 03/15/25 (Call 12/15/24)	1,121	1,071,506
4.75%, 09/15/30 (Call 06/15/30)	2,365	2,055,332
LXP Industrial Trust
2.38%, 10/01/31 (Call 07/01/31)	615	439,647
2.70%, 09/15/30 (Call 06/15/30)	808	613,699
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	2,035	1,788,970
1.70%, 02/15/31 (Call 11/15/30)	2,531	1,883,322
2.75%, 03/15/30 (Call 12/15/29)	1,155	948,538
2.88%, 09/15/51 (Call 03/15/51)	1,210	661,577
3.60%, 06/01/27 (Call 03/01/27)	2,960	2,750,685
3.95%, 03/15/29 (Call 12/15/28)	2,350	2,139,548
4.00%, 11/15/25 (Call 08/15/25)	3,152	3,038,546
4.20%, 06/15/28 (Call 03/15/28)	1,423	1,326,018
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	2,608	1,879,092
NNN REIT Inc.
2.50%, 04/15/30 (Call 01/15/30)	2,162	1,717,270
3.00%, 04/15/52 (Call 10/15/51)	775	413,661
3.10%, 04/15/50 (Call 10/15/49)	2,117	1,160,267
3.50%, 10/15/27 (Call 07/15/27)	920	834,681
3.50%, 04/15/51 (Call 10/15/50)	2,447	1,463,315
3.60%, 12/15/26 (Call 09/15/26)	2,107	1,954,341
4.00%, 11/15/25 (Call 08/15/25)	2,320	2,224,984
4.30%, 10/15/28 (Call 07/15/28)	1,120	1,021,654
4.80%, 10/15/48 (Call 04/15/48)	695	513,559
5.60%, 10/15/33 (Call 07/15/33)	1,670	1,537,806
Oaktree Specialty Lending Corp., 7.10%, 02/15/29 (Call 01/15/29)	2,585	2,466,308
Omega Healthcare Investors Inc.
3.25%, 04/15/33 (Call 01/15/33)	3,433	2,443,471

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.38%, 02/01/31 (Call 11/01/30)	$2,449	$1,883,069
3.63%, 10/01/29 (Call 07/01/29)	2,507	2,038,013
4.50%, 01/15/25 (Call 10/15/24)	2,420	2,347,902
4.50%, 04/01/27 (Call 01/01/27)	1,620	1,491,366
4.75%, 01/15/28 (Call 10/15/27)	2,252	2,055,921
5.25%, 01/15/26 (Call 10/15/25)	3,595	3,467,057
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	2,555	1,837,485
Physicians Realty LP
2.63%, 11/01/31 (Call 08/01/31)	3,083	2,268,597
3.95%, 01/15/28 (Call 10/15/27)	2,553	2,291,976
4.30%, 03/15/27 (Call 12/15/26)	396	368,079
Piedmont Operating Partnership LP
2.75%, 04/01/32 (Call 01/01/32)	550	351,759
3.15%, 08/15/30 (Call 05/15/30)	1,988	1,381,905
9.25%, 07/20/28 (Call 06/20/28)	540	537,835
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	3,028	2,215,455
1.63%, 03/15/31 (Call 12/15/30)	1,604	1,181,065
1.75%, 07/01/30 (Call 04/01/30)	1,702	1,298,809
1.75%, 02/01/31 (Call 11/01/30)	2,100	1,570,825
2.13%, 04/15/27 (Call 02/15/27)	1,816	1,610,486
2.13%, 10/15/50 (Call 04/15/50)(b)	1,987	930,968
2.25%, 04/15/30 (Call 01/15/30)	2,982	2,382,412
2.25%, 01/15/32 (Call 10/15/31)	2,207	1,661,347
2.88%, 11/15/29 (Call 08/15/29)	1,800	1,517,076
3.00%, 04/15/50 (Call 10/15/49)	3,283	1,892,188
3.05%, 03/01/50 (Call 09/01/49)	1,676	976,010
3.25%, 06/30/26 (Call 03/30/26)	884	831,343
3.25%, 10/01/26 (Call 07/01/26)	1,720	1,608,802
3.38%, 12/15/27 (Call 09/15/27)	2,720	2,477,381
3.88%, 09/15/28 (Call 06/15/28)	2,142	1,965,228
4.00%, 09/15/28 (Call 06/15/28)	1,431	1,317,441
4.38%, 02/01/29 (Call 11/01/28)	1,546	1,435,417
4.38%, 09/15/48 (Call 03/15/48)	494	361,445
4.63%, 01/15/33 (Call 10/15/32)	2,760	2,473,027
4.75%, 06/15/33 (Call 03/15/33)	1,680	1,504,511
4.88%, 06/15/28 (Call 05/15/28)	2,155	2,072,705
5.13%, 01/15/34 (Call 10/15/33)	2,110	1,932,231
5.25%, 06/15/53 (Call 12/15/52)	2,295	1,931,345
Public Storage Operating Co.
0.88%, 02/15/26 (Call 01/15/26)	2,363	2,119,781
1.50%, 11/09/26 (Call 10/09/26)	2,839	2,529,226
1.85%, 05/01/28 (Call 03/01/28)	2,660	2,253,696
1.95%, 11/09/28 (Call 09/09/28)	2,500	2,092,794
2.25%, 11/09/31 (Call 08/09/31)	2,315	1,768,263
2.30%, 05/01/31 (Call 02/01/31)	2,570	1,996,976
3.09%, 09/15/27 (Call 06/15/27)	2,280	2,087,282
3.39%, 05/01/29 (Call 02/01/29)	2,566	2,278,554
5.10%, 08/01/33 (Call 05/01/33)	520	481,928
5.13%, 01/15/29 (Call 12/15/28)	1,375	1,339,052
5.35%, 08/01/53 (Call 02/01/53)	860	740,092
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	2,712	2,076,747
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	1,513	1,338,323
1.80%, 03/15/33 (Call 12/15/32)	1,698	1,157,218
2.20%, 06/15/28 (Call 04/15/28)	1,440	1,213,344
2.85%, 12/15/32 (Call 09/15/32)	666	504,508
3.00%, 01/15/27 (Call 10/15/26)	2,489	2,269,537
3.10%, 12/15/29 (Call 09/15/29)	1,619	1,365,351

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.25%, 06/15/29 (Call 03/15/29)	$1,112	$971,483
3.25%, 01/15/31 (Call 10/15/30)	4,119	3,380,517
3.40%, 01/15/28 (Call 11/15/27)(b)	2,185	1,967,533
3.65%, 01/15/28 (Call 10/15/27)	2,499	2,274,219
3.88%, 04/15/25 (Call 02/15/25)	3,097	3,002,184
3.95%, 08/15/27 (Call 05/15/27)	3,201	2,969,078
4.13%, 10/15/26 (Call 07/15/26)	2,621	2,493,275
4.63%, 11/01/25 (Call 09/01/25)	2,196	2,139,826
4.65%, 03/15/47 (Call 09/15/46)	2,673	2,096,914
4.70%, 12/15/28 (Call 11/15/28)	1,960	1,843,284
4.85%, 03/15/30 (Call 01/15/30)	805	743,544
4.88%, 06/01/26 (Call 03/01/26)	2,364	2,302,321
4.90%, 07/15/33 (Call 04/15/33)	3,015	2,679,927
5.05%, 01/13/26 (Call 01/13/24)	1,245	1,221,978
5.63%, 10/13/32 (Call 07/13/32)	2,420	2,285,506
Regency Centers LP
2.95%, 09/15/29 (Call 06/15/29)	1,600	1,334,549
3.60%, 02/01/27 (Call 11/01/26)	526	489,353
3.70%, 06/15/30 (Call 03/15/30)	813	690,741
4.13%, 03/15/28 (Call 12/15/27)	1,531	1,402,672
4.40%, 02/01/47 (Call 08/01/46)	1,833	1,284,670
4.65%, 03/15/49 (Call 09/15/48)	1,291	932,317
Retail Opportunity Investments Partnership LP, 6.75%, 10/15/28 (Call 09/15/28)	105	101,963
Rexford Industrial Realty LP
2.13%, 12/01/30 (Call 09/01/30)	2,078	1,548,231
2.15%, 09/01/31 (Call 06/01/31)	2,075	1,502,595
5.00%, 06/15/28 (Call 05/15/28)	1,160	1,098,939
Sabra Health Care LP
3.20%, 12/01/31 (Call 09/01/31)	4,102	3,021,149
3.90%, 10/15/29 (Call 07/15/29)	2,258	1,863,644
5.13%, 08/15/26 (Call 05/15/26)	2,666	2,528,070
Safehold GL Holdings LLC
2.80%, 06/15/31 (Call 03/15/31)	2,595	1,911,527
2.85%, 01/15/32 (Call 08/15/31)(b)	785	569,886
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)	3,219	2,790,909
1.75%, 02/01/28 (Call 11/01/27)	2,155	1,809,418
2.20%, 02/01/31 (Call 11/01/30)	1,964	1,482,207
2.25%, 01/15/32 (Call 10/15/31)	3,720	2,726,689
2.45%, 09/13/29 (Call 06/13/29)	5,708	4,656,935
2.65%, 07/15/30 (Call 04/15/30)	1,858	1,497,986
2.65%, 02/01/32 (Call 12/01/31)	2,215	1,684,742
3.25%, 11/30/26 (Call 08/30/26)	3,328	3,076,091
3.25%, 09/13/49 (Call 03/13/49)	4,718	2,734,021
3.30%, 01/15/26 (Call 10/15/25)	3,967	3,752,398
3.38%, 06/15/27 (Call 03/15/27)	1,652	1,511,012
3.38%, 12/01/27 (Call 09/01/27)	4,038	3,658,341
3.50%, 09/01/25 (Call 06/01/25)	4,906	4,700,561
3.80%, 07/15/50 (Call 01/15/50)	2,590	1,645,976
4.25%, 10/01/44 (Call 04/01/44)	1,430	1,003,251
4.25%, 11/30/46 (Call 05/30/46)	2,037	1,411,731
4.75%, 03/15/42 (Call 09/15/41)	2,406	1,854,169
5.50%, 03/08/33 (Call 12/08/32)	3,205	2,980,356
5.85%, 03/08/53 (Call 09/03/52)	2,335	2,029,121
6.75%, 02/01/40 (Call 11/01/39)	2,298	2,254,565
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	2,547	2,449,180
4.25%, 02/01/26 (Call 11/01/25)	2,134	2,012,264
4.70%, 06/01/27 (Call 03/01/27)	2,349	2,175,075

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Sixth Street Specialty Lending Inc., 6.95%, 08/14/28 (Call 07/14/28)	$255	$247,903
Spirit Realty LP
2.10%, 03/15/28 (Call 01/15/28)	1,116	930,114
2.70%, 02/15/32 (Call 11/15/31)	805	597,268
3.20%, 01/15/27 (Call 11/15/26)	2,377	2,146,696
3.20%, 02/15/31 (Call 11/15/30)	800	632,297
3.40%, 01/15/30 (Call 10/15/29)	2,010	1,671,386
4.00%, 07/15/29 (Call 04/15/29)	2,322	2,024,938
4.45%, 09/15/26 (Call 06/15/26)	2,016	1,920,236
STORE Capital Corp.
2.70%, 12/01/31 (Call 09/01/31)	2,230	1,491,385
2.75%, 11/18/30 (Call 08/18/30)(b)	1,089	765,165
4.50%, 03/15/28 (Call 12/15/27)	1,762	1,523,075
4.63%, 03/15/29 (Call 12/15/28)	2,081	1,755,202
Sun Communities Operating LP
2.30%, 11/01/28 (Call 09/01/28)	893	732,443
2.70%, 07/15/31 (Call 04/15/31)	3,272	2,445,140
4.20%, 04/15/32 (Call 01/15/32)	1,690	1,394,711
5.70%, 01/15/33 (Call 10/15/32)	2,375	2,168,921
Tanger Properties LP
2.75%, 09/01/31 (Call 06/01/31)	1,575	1,113,170
3.13%, 09/01/26 (Call 06/01/26)	1,508	1,362,316
3.88%, 07/15/27 (Call 04/15/27)(b)	1,770	1,557,006
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	1,845	1,256,277
2.10%, 08/01/32 (Call 05/01/32)	1,395	983,631
2.10%, 06/15/33 (Call 03/15/33)	970	667,862
2.95%, 09/01/26 (Call 06/01/26)	965	891,100
3.00%, 08/15/31 (Call 05/15/31)	2,313	1,831,037
3.10%, 11/01/34 (Call 08/01/34)	1,058	777,026
3.20%, 01/15/30 (Call 10/15/29)	2,493	2,095,844
3.50%, 07/01/27 (Call 04/01/27)	1,368	1,253,620
3.50%, 01/15/28 (Call 10/15/27)	1,050	943,850
4.40%, 01/26/29 (Call 10/26/28)	1,570	1,431,703
Ventas Realty LP
2.50%, 09/01/31 (Call 06/01/31)	2,460	1,848,288
2.65%, 01/15/25 (Call 12/15/24)	2,561	2,449,320
3.00%, 01/15/30 (Call 10/15/29)	2,070	1,690,120
3.25%, 10/15/26 (Call 07/15/26)	974	893,534
3.50%, 02/01/25 (Call 11/01/24)	2,753	2,653,145
3.85%, 04/01/27 (Call 01/01/27)	1,420	1,311,294
4.00%, 03/01/28 (Call 12/01/27)	1,418	1,290,845
4.13%, 01/15/26 (Call 10/15/25)	3,619	3,459,824
4.38%, 02/01/45 (Call 08/01/44)	458	312,952
4.40%, 01/15/29 (Call 10/15/28)	1,534	1,400,819
4.75%, 11/15/30 (Call 08/15/30)	1,115	996,852
4.88%, 04/15/49 (Call 10/15/48)	1,642	1,197,727
5.70%, 09/30/43 (Call 03/30/43)	1,585	1,307,021
VICI Properties LP
4.38%, 05/15/25(b)	2,850	2,759,643
4.75%, 02/15/28 (Call 01/15/28)	4,920	4,530,626
4.95%, 02/15/30 (Call 12/15/29)	4,615	4,112,843
5.13%, 05/15/32 (Call 02/15/32)	6,365	5,495,686
5.63%, 05/15/52 (Call 11/15/51)	3,553	2,782,215
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	1,537	1,294,815
3.40%, 06/01/31 (Call 03/01/31)	1,110	768,656
3.50%, 01/15/25 (Call 11/15/24)	2,303	2,186,927
Welltower Inc.
2.75%, 01/15/32 (Call 10/15/31)	2,205	1,682,488

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.85%, 06/15/32 (Call 03/15/32)	$1,760	$1,461,218
4.00%, 06/01/25 (Call 03/01/25)	5,948	5,751,643
6.50%, 03/15/41 (Call 09/15/40)	2,417	2,295,579
Welltower OP LLC
2.05%, 01/15/29 (Call 11/15/28)	2,283	1,859,387
2.70%, 02/15/27 (Call 12/15/26)(b)	2,769	2,501,652
2.75%, 01/15/31 (Call 10/15/30)	1,501	1,178,370
2.80%, 06/01/31 (Call 03/01/31)	4,435	3,471,617
3.10%, 01/15/30 (Call 10/15/29)	3,030	2,514,892
4.13%, 03/15/29 (Call 12/15/28)	2,421	2,184,334
4.25%, 04/01/26 (Call 01/01/26)	4,097	3,925,145
4.25%, 04/15/28 (Call 01/15/28)	3,073	2,833,664
4.95%, 09/01/48 (Call 03/01/48)	425	329,516
Weyerhaeuser Co.
3.38%, 03/09/33 (Call 12/09/32)	720	571,192
4.00%, 11/15/29 (Call 08/15/29)	2,954	2,618,521
4.00%, 04/15/30 (Call 01/15/30)	3,450	3,017,179
4.00%, 03/09/52 (Call 09/09/51)	664	452,947
4.75%, 05/15/26(b)	2,740	2,667,374
6.95%, 10/01/27	2,109	2,180,558
7.38%, 03/15/32	2,938	3,098,400
WP Carey Inc.
2.25%, 04/01/33 (Call 01/01/33)	1,310	913,450
2.40%, 02/01/31 (Call 11/01/30)	1,923	1,460,488
2.45%, 02/01/32 (Call 11/01/31)	2,050	1,507,329
3.85%, 07/15/29 (Call 04/15/29)	2,266	1,977,103
4.00%, 02/01/25 (Call 11/01/24)	2,918	2,838,969
4.25%, 10/01/26 (Call 07/01/26)	1,435	1,366,915

		858,437,745

Retail — 0.7%
AutoNation Inc.
1.95%, 08/01/28 (Call 06/01/28)	1,007	810,709
2.40%, 08/01/31 (Call 05/01/31)	2,770	1,972,836
3.50%, 11/15/24 (Call 09/15/24)	2,459	2,380,711
3.80%, 11/15/27 (Call 08/15/27)	1,887	1,685,645
3.85%, 03/01/32 (Call 12/01/31)	2,065	1,619,094
4.50%, 10/01/25 (Call 07/01/25)	2,029	1,958,575
4.75%, 06/01/30 (Call 03/01/30)	2,788	2,440,172
AutoZone Inc.
1.65%, 01/15/31 (Call 10/15/30)	656	480,550
3.13%, 04/21/26 (Call 01/21/26)	3,373	3,158,571
3.25%, 04/15/25 (Call 01/15/25)	3,493	3,363,120
3.63%, 04/15/25 (Call 03/15/25)	965	934,190
3.75%, 06/01/27 (Call 03/01/27)(b)	2,564	2,396,223
3.75%, 04/18/29 (Call 01/18/29)	2,930	2,613,625
4.00%, 04/15/30 (Call 01/15/30)	2,445	2,153,886
4.50%, 02/01/28 (Call 01/01/28)	3,280	3,100,623
4.75%, 08/01/32 (Call 05/01/32)	2,680	2,379,378
4.75%, 02/01/33 (Call 11/01/32)	3,280	2,898,288
5.05%, 07/15/26	1,310	1,288,386
5.20%, 08/01/33 (Call 05/01/33)	1,205	1,093,537
6.25%, 11/01/28 (Call 10/01/28)	1,375	1,388,985
6.55%, 11/01/33 (Call 08/01/33)	1,375	1,378,764
Best Buy Co. Inc.
1.95%, 10/01/30 (Call 07/01/30)	3,644	2,775,788
4.45%, 10/01/28 (Call 07/01/28)(b)	3,399	3,176,438
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	5,366	4,668,366
1.60%, 04/20/30 (Call 01/20/30)	6,679	5,280,530
1.75%, 04/20/32 (Call 01/20/32)	4,750	3,556,187
3.00%, 05/18/27 (Call 02/18/27)	5,697	5,277,364

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)(b)	$3,729	$3,458,758
4.55%, 02/15/48 (Call 08/15/47)	2,005	1,463,017
6.30%, 10/10/33 (Call 07/10/33)	900	873,485
Dick’s Sporting Goods Inc.
3.15%, 01/15/32 (Call 10/15/31)(b)	3,060	2,308,710
4.10%, 01/15/52 (Call 07/15/51)	3,635	2,125,688
Dollar General Corp.
3.50%, 04/03/30 (Call 01/03/30)	1,928	1,627,831
3.88%, 04/15/27 (Call 01/15/27)	3,216	2,999,134
4.13%, 05/01/28 (Call 02/01/28)	2,467	2,277,366
4.13%, 04/03/50 (Call 10/03/49)	3,120	2,029,757
4.15%, 11/01/25 (Call 08/01/25)	2,277	2,194,040
4.63%, 11/01/27 (Call 10/01/27)	2,632	2,499,110
5.00%, 11/01/32 (Call 08/01/32)(b)	3,345	2,978,614
5.20%, 07/05/28 (Call 06/05/28)(b)	1,345	1,291,911
5.45%, 07/05/33 (Call 04/05/33)(b)	1,510	1,378,804
5.50%, 11/01/52 (Call 05/01/52)(b)	1,171	936,676
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)	3,795	2,881,821
3.38%, 12/01/51 (Call 06/01/51)	2,845	1,618,598
4.00%, 05/15/25 (Call 03/15/25)	4,760	4,609,286
4.20%, 05/15/28 (Call 02/15/28)	5,828	5,368,496
Genuine Parts Co.
1.75%, 02/01/25 (Call 11/13/23)	2,280	2,154,524
1.88%, 11/01/30 (Call 08/01/30)	3,490	2,577,205
2.75%, 02/01/32 (Call 11/01/31)(b)	800	601,584
6.50%, 11/01/28 (Call 10/01/28)	1,375	1,373,956
6.88%, 11/01/33 (Call 08/01/33)	1,375	1,369,445
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	3,697	3,065,928
1.38%, 03/15/31 (Call 12/15/30)	6,960	5,146,252
1.50%, 09/15/28 (Call 07/15/28)	1,990	1,654,697
1.88%, 09/15/31 (Call 06/15/31)	2,400	1,812,534
2.13%, 09/15/26 (Call 06/15/26)	4,255	3,894,941
2.38%, 03/15/51 (Call 09/15/50)	5,435	2,772,986
2.50%, 04/15/27 (Call 02/15/27)	4,569	4,147,155
2.70%, 04/15/25 (Call 03/15/25)(b)	1,955	1,881,069
2.70%, 04/15/30 (Call 01/15/30)	6,816	5,706,917
2.75%, 09/15/51 (Call 03/15/51)	2,490	1,387,509
2.80%, 09/14/27 (Call 06/14/27)	4,304	3,914,848
2.88%, 04/15/27 (Call 03/15/27)	2,790	2,562,637
2.95%, 06/15/29 (Call 03/15/29)	3,711	3,254,199
3.00%, 04/01/26 (Call 01/01/26)	5,742	5,429,370
3.13%, 12/15/49 (Call 06/15/49)	5,424	3,300,027
3.25%, 04/15/32 (Call 01/15/32)	5,985	4,986,762
3.30%, 04/15/40 (Call 10/15/39)	3,617	2,557,950
3.35%, 09/15/25 (Call 06/15/25)	2,825	2,723,257
3.35%, 04/15/50 (Call 10/15/49)	5,656	3,599,290
3.50%, 09/15/56 (Call 03/15/56)	3,425	2,171,428
3.63%, 04/15/52 (Call 10/15/51)	6,065	4,042,175
3.90%, 12/06/28 (Call 09/06/28)	4,463	4,156,978
3.90%, 06/15/47 (Call 12/15/46)	4,750	3,400,801
4.00%, 09/15/25 (Call 08/15/25)	1,430	1,394,736
4.20%, 04/01/43 (Call 10/01/42)	4,814	3,731,953
4.25%, 04/01/46 (Call 10/01/45)	6,310	4,797,268
4.40%, 03/15/45 (Call 09/15/44)	3,447	2,698,757
4.50%, 09/15/32 (Call 06/15/32)(b)	1,590	1,459,387
4.50%, 12/06/48 (Call 06/06/48)	6,103	4,806,960
4.88%, 02/15/44 (Call 08/15/43)	4,080	3,432,511
4.95%, 09/15/52 (Call 03/15/52)(b)	1,640	1,380,027

Security	Par (000)	Value

Retail (continued)
5.40%, 09/15/40 (Call 03/15/40)	$2,663	$2,438,976
5.88%, 12/16/36	11,153	11,044,997
5.95%, 04/01/41 (Call 10/01/40)	4,030	3,905,899
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	5,637	4,657,830
1.70%, 09/15/28 (Call 07/15/28)	3,838	3,176,240
1.70%, 10/15/30 (Call 07/15/30)	4,788	3,595,671
2.50%, 04/15/26 (Call 01/15/26)	3,787	3,517,812
2.63%, 04/01/31 (Call 01/01/31)	5,957	4,703,844
2.80%, 09/15/41 (Call 03/15/41)	4,176	2,534,488
3.00%, 10/15/50 (Call 04/15/50)	4,798	2,638,975
3.10%, 05/03/27 (Call 02/03/27)	5,476	5,016,872
3.35%, 04/01/27 (Call 03/01/27)	2,753	2,548,229
3.38%, 09/15/25 (Call 06/15/25)	4,987	4,768,511
3.50%, 04/01/51 (Call 10/01/50)	4,382	2,666,057
3.65%, 04/05/29 (Call 01/05/29)	5,073	4,550,978
3.70%, 04/15/46 (Call 10/15/45)	7,651	5,032,410
3.75%, 04/01/32 (Call 01/01/32)	5,790	4,853,385
4.00%, 04/15/25 (Call 03/15/25)	3,817	3,720,117
4.05%, 05/03/47 (Call 11/03/46)	5,864	4,041,699
4.25%, 04/01/52 (Call 10/01/51)	4,500	3,115,998
4.38%, 09/15/45 (Call 03/15/45)	2,265	1,654,024
4.40%, 09/08/25	2,415	2,361,150
4.45%, 04/01/62 (Call 10/01/61)	2,865	1,956,093
4.50%, 04/15/30 (Call 01/15/30)	5,109	4,672,950
4.55%, 04/05/49 (Call 10/05/48)	1,858	1,367,326
4.65%, 04/15/42 (Call 10/15/41)	2,380	1,880,899
4.80%, 04/01/26 (Call 03/01/26)	2,605	2,550,362
5.00%, 04/15/33 (Call 01/15/33)(b)	3,840	3,496,502
5.00%, 04/15/40 (Call 10/15/39)	2,471	2,061,179
5.13%, 04/15/50 (Call 10/15/49)	515	414,014
5.15%, 07/01/33 (Call 04/01/33)	3,695	3,379,779
5.50%, 10/15/35	593	556,236
5.63%, 04/15/53 (Call 10/15/52)(b)	4,550	3,926,716
5.75%, 07/01/53 (Call 01/01/53)	1,205	1,054,179
5.80%, 09/15/62 (Call 03/15/62)	3,445	2,915,881
5.85%, 04/01/63 (Call 10/01/62)	3,590	3,065,657
6.50%, 03/15/29	810	840,020
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	2,000	1,856,066
2.13%, 03/01/30 (Call 12/01/29)	3,090	2,483,424
2.63%, 09/01/29 (Call 06/01/29)	5,053	4,300,603
3.30%, 07/01/25 (Call 06/01/25)	5,406	5,207,002
3.38%, 05/26/25 (Call 02/26/25)	2,600	2,513,129
3.50%, 03/01/27 (Call 12/01/26)	4,199	3,924,259
3.50%, 07/01/27 (Call 05/01/27)	4,758	4,416,048
3.60%, 07/01/30 (Call 04/01/30)	2,865	2,510,563
3.63%, 05/01/43	1,931	1,347,719
3.63%, 09/01/49 (Call 03/01/49)	6,467	4,285,624
3.70%, 01/30/26 (Call 10/30/25)	5,465	5,254,699
3.70%, 02/15/42	2,926	2,091,283
3.80%, 04/01/28 (Call 01/01/28)	4,856	4,510,832
4.20%, 04/01/50 (Call 10/01/49)	3,241	2,360,688
4.45%, 03/01/47 (Call 09/01/46)	4,280	3,284,682
4.45%, 09/01/48 (Call 03/01/48)	3,170	2,427,308
4.60%, 09/09/32 (Call 06/09/32)(b)	395	362,421
4.60%, 05/26/45 (Call 11/26/44)	2,704	2,132,965
4.70%, 12/09/35 (Call 06/09/35)	4,661	4,091,894
4.80%, 08/14/28 (Call 07/14/28)	1,860	1,795,376
4.88%, 07/15/40	1,597	1,345,954
4.88%, 12/09/45 (Call 06/09/45)	6,520	5,359,015

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.95%, 08/14/33 (Call 05/14/33)	$2,810	$2,606,175
5.15%, 09/09/52 (Call 03/09/52)	455	383,439
5.45%, 08/14/53 (Call 02/14/53)	3,050	2,685,254
5.70%, 02/01/39(b)	2,199	2,070,789
6.30%, 10/15/37	3,228	3,259,805
6.30%, 03/01/38	2,653	2,670,864
O’Reilly Automotive Inc.
1.75%, 03/15/31 (Call 12/15/30)	1,285	951,662
3.55%, 03/15/26 (Call 12/15/25)	3,088	2,932,466
3.60%, 09/01/27 (Call 06/01/27)	2,731	2,534,714
3.90%, 06/01/29 (Call 03/01/29)	2,487	2,253,033
4.20%, 04/01/30 (Call 01/01/30)	2,961	2,650,947
4.35%, 06/01/28 (Call 03/01/28)	1,950	1,840,897
4.70%, 06/15/32 (Call 03/15/32)	4,130	3,696,358
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	3,765	3,334,456
1.88%, 04/15/31 (Call 01/15/31)	1,785	1,326,200
4.60%, 04/15/25 (Call 03/15/25)	3,019	2,962,273
Starbucks Corp.
2.00%, 03/12/27 (Call 01/12/27)	3,756	3,336,156
2.25%, 03/12/30 (Call 12/12/29)	3,750	3,025,792
2.45%, 06/15/26 (Call 03/15/26)	1,961	1,808,043
2.55%, 11/15/30 (Call 08/15/30)	4,861	3,922,231
3.00%, 02/14/32 (Call 11/14/31)(b)	3,945	3,183,609
3.35%, 03/12/50 (Call 09/12/49)	3,435	2,118,210
3.50%, 03/01/28 (Call 12/01/27)	2,656	2,439,628
3.50%, 11/15/50 (Call 05/15/50)	3,255	2,083,780
3.55%, 08/15/29 (Call 05/15/29)	3,720	3,328,571
3.75%, 12/01/47 (Call 06/01/47)	3,299	2,221,129
3.80%, 08/15/25 (Call 06/15/25)	4,201	4,064,349
4.00%, 11/15/28 (Call 08/15/28)(b)	3,990	3,709,350
4.30%, 06/15/45 (Call 12/15/44)	2,801	2,099,391
4.45%, 08/15/49 (Call 02/15/49)	2,119	1,597,281
4.50%, 11/15/48 (Call 05/15/48)	5,060	3,838,304
4.75%, 02/15/26 (Call 01/15/26)	2,065	2,028,235
4.80%, 02/15/33 (Call 11/15/32)(b)	2,125	1,944,592
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)	4,075	3,668,691
2.25%, 04/15/25 (Call 03/15/25)	8,293	7,921,581
2.35%, 02/15/30 (Call 11/15/29)	3,101	2,545,721
2.50%, 04/15/26	5,016	4,711,723
2.65%, 09/15/30 (Call 06/15/30)	2,604	2,140,261
2.95%, 01/15/52 (Call 07/15/51)	4,620	2,659,735
3.38%, 04/15/29 (Call 01/15/29)	4,953	4,469,945
3.63%, 04/15/46	3,288	2,294,181
3.90%, 11/15/47 (Call 05/15/47)	3,062	2,193,374
4.00%, 07/01/42	2,356	1,823,616
4.40%, 01/15/33 (Call 10/15/32)(b)	2,650	2,385,637
4.50%, 09/15/32 (Call 06/15/32)(b)	4,385	3,976,815
4.80%, 01/15/53 (Call 07/15/52)	4,986	4,056,611
6.35%, 11/01/32(b)	141	146,478
6.50%, 10/15/37	1,178	1,206,279
7.00%, 01/15/38	940	1,018,668
TJX Companies Inc. (The)
1.15%, 05/15/28 (Call 03/15/28)	976	807,666
1.60%, 05/15/31 (Call 02/15/31)(b)	375	281,885
2.25%, 09/15/26 (Call 06/15/26)	7,335	6,735,505
3.88%, 04/15/30 (Call 01/15/30)	3,380	3,040,657
4.50%, 04/15/50 (Call 10/15/49)(b)	2,665	2,105,506

Security	Par (000)	Value

Retail (continued)
Tractor Supply Co.
1.75%, 11/01/30 (Call 08/01/30)	$2,885	$2,137,668
5.25%, 05/15/33 (Call 02/15/33)	1,030	942,209
Walgreens Boots Alliance Inc.
3.20%, 04/15/30 (Call 01/15/30)(b)	2,000	1,557,030
3.45%, 06/01/26 (Call 03/01/26)	2,252	2,051,698
4.10%, 04/15/50 (Call 10/15/49)(b)	1,850	1,077,314
4.50%, 11/18/34 (Call 05/18/34)	25	20,215
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	6,600	5,881,423
1.50%, 09/22/28 (Call 07/22/28)	4,778	4,022,228
1.80%, 09/22/31 (Call 06/22/31)	7,817	6,007,360
2.38%, 09/24/29 (Call 06/24/29)	1,247	1,067,816
2.50%, 09/22/41 (Call 03/22/41)	5,516	3,484,900
2.65%, 12/15/24 (Call 10/15/24)	635	616,357
2.65%, 09/22/51 (Call 03/22/51)	6,140	3,523,971
2.95%, 09/24/49 (Call 03/24/49)	888	552,044
3.05%, 07/08/26 (Call 05/08/26)	910	861,663
3.25%, 07/08/29 (Call 04/08/29)	2,193	1,976,257
3.55%, 06/26/25 (Call 04/26/25)	735	714,069
3.63%, 12/15/47 (Call 06/15/47)	795	564,003
3.70%, 06/26/28 (Call 03/26/28)	4,307	4,047,559
3.90%, 09/09/25	4,470	4,365,323
3.90%, 04/15/28 (Call 03/15/28)	2,800	2,653,826
3.95%, 09/09/27 (Call 08/09/27)	3,085	2,953,371
3.95%, 06/28/38 (Call 12/28/37)	1,700	1,398,197
4.00%, 04/15/26 (Call 03/15/26)	2,240	2,179,782
4.00%, 04/15/30 (Call 02/15/30)	3,875	3,575,315
4.00%, 04/11/43 (Call 10/11/42)	185	144,216
4.05%, 06/29/48 (Call 12/29/47)	3,095	2,386,678
4.10%, 04/15/33 (Call 01/15/33)	3,705	3,316,562
4.15%, 09/09/32 (Call 06/09/32)(b)	4,050	3,688,845
4.50%, 09/09/52 (Call 03/09/52)	2,845	2,308,204
4.50%, 04/15/53 (Call 10/15/52)	8,790	7,126,098
5.00%, 10/25/40	230	211,387
5.25%, 09/01/35	1,780	1,741,572
5.63%, 04/01/40	1,466	1,419,642
5.63%, 04/15/41(b)	85	82,605
5.88%, 04/05/27(b)	330	338,459
6.20%, 04/15/38	1,034	1,079,256
6.50%, 08/15/37	5,625	6,042,347
7.55%, 02/15/30(b)	2,250	2,532,279

		644,791,441

Semiconductors — 0.6%
Advanced Micro Devices Inc.
3.92%, 06/01/32 (Call 03/01/32)	3,325	2,910,335
4.39%, 06/01/52 (Call 12/01/51)	2,560	1,972,574
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	2,990	2,505,402
2.10%, 10/01/31 (Call 07/01/31)	2,845	2,193,384
2.80%, 10/01/41 (Call 04/01/41)	2,705	1,716,892
2.95%, 04/01/25 (Call 03/01/25)	1,881	1,811,807
2.95%, 10/01/51 (Call 04/01/51)	3,740	2,187,143
3.45%, 06/15/27 (Call 03/15/27)	2,117	1,962,741
3.50%, 12/05/26 (Call 09/05/26)	5,223	4,937,893
5.30%, 12/15/45 (Call 06/15/45)(b)	200	173,838
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)	5,195	4,088,323
2.75%, 06/01/50 (Call 12/01/49)(b)	3,101	1,838,324
3.30%, 04/01/27 (Call 01/01/27)	5,795	5,399,579
3.90%, 10/01/25 (Call 07/01/25)	3,481	3,381,458

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
4.35%, 04/01/47 (Call 10/01/46)	$4,187	$3,347,182
5.10%, 10/01/35 (Call 04/01/35)	1,994	1,886,166
5.85%, 06/15/41	2,439	2,369,343
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	877	845,881
3.50%, 01/15/28 (Call 10/15/27)	4,244	3,821,157
3.88%, 01/15/27 (Call 10/15/26)	15,142	14,146,697
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(e)	210	177,262
2.45%, 02/15/31 (Call 11/15/30)(e)	10,620	8,147,383
2.60%, 02/15/33 (Call 11/15/32)(e)	5,020	3,639,760
3.14%, 11/15/35 (Call 08/15/35)(e)	4,205	2,964,473
3.15%, 11/15/25 (Call 10/15/25)	4,043	3,828,799
3.19%, 11/15/36 (Call 08/15/36)(e)	1,900	1,315,191
3.42%, 04/15/33 (Call 01/15/33)(e)	14,791	11,496,903
3.46%, 09/15/26 (Call 07/15/26)	1,575	1,476,716
3.47%, 04/15/34 (Call 01/15/34)(e)	12,710	9,675,218
3.50%, 02/15/41 (Call 08/15/40)(e)	10,175	6,760,233
3.75%, 02/15/51 (Call 08/15/50)(e)	5,496	3,512,137
4.00%, 04/15/29 (Call 02/15/29)(e)	4,110	3,669,610
4.11%, 09/15/28 (Call 06/15/28)	490	449,132
4.15%, 11/15/30 (Call 08/15/30)	4,695	4,085,288
4.15%, 04/15/32 (Call 01/15/32)(e)	4,485	3,792,252
4.30%, 11/15/32 (Call 08/15/32)	8,069	6,864,755
4.75%, 04/15/29 (Call 01/15/29)	745	692,594
4.93%, 05/15/37 (Call 02/15/37)(e)	19,590	16,282,730
5.00%, 04/15/30 (Call 01/15/30)	790	737,725
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	4,573	3,826,117
2.00%, 08/12/31 (Call 05/12/31)	5,105	3,908,981
2.45%, 11/15/29 (Call 08/15/29)	8,107	6,806,241
2.60%, 05/19/26 (Call 02/19/26)	4,611	4,315,357
2.80%, 08/12/41 (Call 02/12/41)	3,125	1,957,048
3.05%, 08/12/51 (Call 02/12/51)	2,520	1,442,678
3.10%, 02/15/60 (Call 08/15/59)	4,330	2,336,988
3.15%, 05/11/27 (Call 02/11/27)	3,548	3,270,188
3.20%, 08/12/61 (Call 02/12/61)	2,120	1,158,594
3.25%, 11/15/49 (Call 05/15/49)	10,618	6,406,121
3.40%, 03/25/25 (Call 02/25/25)	5,912	5,734,670
3.70%, 07/29/25 (Call 04/29/25)	8,658	8,384,525
3.73%, 12/08/47 (Call 06/08/47)	7,070	4,758,022
3.75%, 03/25/27 (Call 01/25/27)	4,860	4,583,130
3.75%, 08/05/27 (Call 07/05/27)	4,255	3,994,568
3.90%, 03/25/30 (Call 12/25/29)	6,209	5,579,992
4.00%, 08/05/29 (Call 06/05/29)	3,220	2,963,559
4.00%, 12/15/32	3,396	2,955,541
4.10%, 05/19/46 (Call 11/19/45)	4,802	3,499,268
4.10%, 05/11/47 (Call 11/11/46)	5,178	3,733,800
4.15%, 08/05/32 (Call 05/05/32)	3,095	2,740,712
4.25%, 12/15/42	4,532	3,458,312
4.60%, 03/25/40 (Call 09/25/39)	5,234	4,387,105
4.75%, 03/25/50 (Call 09/25/49)	7,279	5,712,397
4.80%, 10/01/41	1,165	967,000
4.88%, 02/10/26	5,945	5,862,783
4.88%, 02/10/28 (Call 01/10/28)	5,821	5,658,012
4.90%, 07/29/45 (Call 01/29/45)	2,096	1,805,428
4.90%, 08/05/52 (Call 02/05/52)	3,780	3,011,530
4.95%, 03/25/60 (Call 09/25/59)	3,739	2,986,939
5.05%, 08/05/62 (Call 02/05/62)	3,280	2,586,641
5.13%, 02/10/30 (Call 12/10/29)	5,255	5,085,321

Security	Par (000)	Value

Semiconductors (continued)
5.20%, 02/10/33 (Call 11/10/32)	$7,895	$7,452,165
5.63%, 02/10/43 (Call 08/10/42)	4,090	3,741,884
5.70%, 02/10/53 (Call 08/10/52)	6,520	5,832,340
5.90%, 02/10/63 (Call 08/10/62)	5,035	4,553,091
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	2,943	1,854,723
4.10%, 03/15/29 (Call 12/15/28)	4,793	4,467,119
4.65%, 11/01/24 (Call 08/01/24)	1,906	1,883,041
4.65%, 07/15/32 (Call 04/15/32)	2,205	2,043,602
4.95%, 07/15/52 (Call 01/15/52)	4,575	3,830,964
5.00%, 03/15/49 (Call 09/15/48)	1,769	1,479,167
5.25%, 07/15/62 (Call 01/15/62)	3,660	3,104,435
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	3,965	3,120,394
2.88%, 06/15/50 (Call 12/15/49)	3,159	1,833,190
3.13%, 06/15/60 (Call 12/15/59)	2,991	1,675,442
3.75%, 03/15/26 (Call 01/15/26)	4,400	4,221,970
3.80%, 03/15/25 (Call 12/15/24)	2,832	2,762,754
4.00%, 03/15/29 (Call 12/15/28)	4,266	3,956,327
4.88%, 03/15/49 (Call 09/15/48)	3,125	2,583,180
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	3,315	2,994,795
2.45%, 04/15/28 (Call 02/15/28)	3,362	2,870,937
2.95%, 04/15/31 (Call 01/15/31)	3,110	2,454,316
4.88%, 06/22/28 (Call 03/22/28)	475	446,950
5.75%, 02/15/29 (Call 01/15/29)	580	563,372
5.95%, 09/15/33 (Call 06/15/33)	905	859,514
Microchip Technology Inc., 4.25%, 09/01/25 (Call 12/01/23)	5,665	5,462,250
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	4,397	3,264,008
3.37%, 11/01/41 (Call 05/01/41)	1,790	1,128,998
3.48%, 11/01/51 (Call 05/01/51)(b)	2,470	1,444,906
4.19%, 02/15/27 (Call 12/15/26)	3,959	3,703,503
4.66%, 02/15/30 (Call 11/15/29)	3,672	3,288,996
4.98%, 02/06/26 (Call 12/06/25)	3,016	2,940,308
5.33%, 02/06/29 (Call 11/06/28)	3,029	2,877,548
5.38%, 04/15/28 (Call 03/15/28)	2,745	2,632,733
5.88%, 02/09/33 (Call 11/09/32)	2,520	2,342,053
5.88%, 09/15/33 (Call 06/15/33)	3,725	3,438,674
6.75%, 11/01/29 (Call 09/01/29)	4,570	4,588,190
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	7,000	5,920,257
2.00%, 06/15/31 (Call 03/15/31)	4,038	3,147,394
2.85%, 04/01/30 (Call 01/01/30)	5,412	4,624,242
3.20%, 09/16/26 (Call 06/16/26)	4,307	4,064,486
3.50%, 04/01/40 (Call 10/01/39)	4,058	3,037,962
3.50%, 04/01/50 (Call 10/01/49)	7,837	5,359,300
3.70%, 04/01/60 (Call 10/01/59)	2,710	1,828,467
NXP BV/NXP Funding LLC
5.35%, 03/01/26 (Call 01/01/26)	2,170	2,134,879
5.55%, 12/01/28 (Call 09/01/28)	2,507	2,423,593
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)	4,089	3,121,146
2.65%, 02/15/32 (Call 11/15/31)	4,136	3,119,748
2.70%, 05/01/25 (Call 04/01/25)	2,514	2,390,661
3.13%, 02/15/42 (Call 08/15/41)	1,905	1,180,173
3.15%, 05/01/27 (Call 03/01/27)	3,435	3,109,697
3.25%, 05/11/41 (Call 11/11/40)	3,835	2,455,597
3.25%, 11/30/51 (Call 05/30/51)	2,035	1,153,737
3.40%, 05/01/30 (Call 02/01/30)	3,948	3,304,191

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.88%, 06/18/26 (Call 04/18/26)	$3,710	$3,508,218
4.30%, 06/18/29 (Call 03/18/29)	4,514	4,069,975
4.40%, 06/01/27 (Call 05/01/27)	980	923,849
5.00%, 01/15/33 (Call 10/15/32)	4,040	3,601,367
Qorvo Inc.
1.75%, 12/15/24 (Call 11/13/23)(e)	2,935	2,776,285
4.38%, 10/15/29 (Call 10/15/24)	4,245	3,690,917
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	4,425	3,692,674
1.65%, 05/20/32 (Call 02/20/32)	5,048	3,681,398
2.15%, 05/20/30 (Call 02/20/30)	6,095	4,929,741
3.25%, 05/20/27 (Call 02/20/27)	9,042	8,410,717
3.25%, 05/20/50 (Call 11/20/49)(b)	3,904	2,496,599
3.45%, 05/20/25 (Call 02/20/25)	916	887,440
4.25%, 05/20/32 (Call 02/20/32)	1,591	1,436,596
4.30%, 05/20/47 (Call 11/20/46)	6,795	5,190,512
4.50%, 05/20/52 (Call 11/20/51)	4,530	3,482,216
4.65%, 05/20/35 (Call 11/20/34)	5,327	4,854,409
4.80%, 05/20/45 (Call 11/20/44)	3,231	2,722,144
5.40%, 05/20/33 (Call 02/20/33)(b)	3,535	3,447,956
6.00%, 05/20/53 (Call 11/20/52)	4,090	3,936,193
Skyworks Solutions Inc.
1.80%, 06/01/26 (Call 05/01/26)	2,860	2,553,303
3.00%, 06/01/31 (Call 03/01/31)	2,970	2,276,070
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	810	724,770
1.38%, 03/12/25 (Call 02/12/25)	4,308	4,078,613
1.75%, 05/04/30 (Call 02/04/30)	4,480	3,565,172
1.90%, 09/15/31 (Call 06/15/31)	2,675	2,058,986
2.25%, 09/04/29 (Call 06/04/29)	3,258	2,738,181
2.70%, 09/15/51 (Call 03/15/51)	2,300	1,298,925
2.90%, 11/03/27 (Call 08/03/27)	3,056	2,781,619
3.65%, 08/16/32 (Call 05/16/32)	3,140	2,687,263
3.88%, 03/15/39 (Call 09/15/38)	2,968	2,356,842
4.10%, 08/16/52 (Call 02/16/52)	1,301	956,474
4.15%, 05/15/48 (Call 11/15/47)	5,716	4,324,879
4.60%, 02/15/28 (Call 01/15/28)	2,575	2,501,488
4.70%, 11/18/24	1,775	1,759,736
4.90%, 03/14/33 (Call 12/14/32)	2,180	2,050,578
5.00%, 03/14/53 (Call 09/14/52)	2,370	2,018,742
5.05%, 05/18/63 (Call 11/18/62)	2,070	1,726,916
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	6,755	6,066,446
2.50%, 10/25/31 (Call 07/25/31)	5,255	4,155,112
3.13%, 10/25/41 (Call 04/25/41)	5,245	3,632,706
3.25%, 10/25/51 (Call 04/25/51)	4,380	2,801,819
3.88%, 04/22/27 (Call 03/22/27)	1,055	999,668
4.13%, 04/22/29 (Call 02/22/29)(b)	855	798,917
4.25%, 04/22/32 (Call 01/22/32)(b)	1,485	1,340,988
4.50%, 04/22/52 (Call 10/22/51)(b)	1,425	1,168,790
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	4,216	3,434,640

		573,612,066

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (Call 06/16/28)	2,764	2,301,104
3.48%, 12/01/27 (Call 09/01/27)	2,911	2,635,276
3.84%, 05/01/25 (Call 04/01/25)	2,500	2,419,159
4.20%, 05/01/30 (Call 02/01/30)	1,625	1,436,817

		8,792,356

Security	Par (000)	Value

Software — 0.7%
Activision Blizzard Inc.
1.35%, 09/15/30 (Call 06/15/30)	$3,165	$2,433,612
2.50%, 09/15/50 (Call 03/15/50)	4,853	2,716,890
3.40%, 09/15/26 (Call 06/15/26)	4,630	4,372,730
3.40%, 06/15/27 (Call 03/15/27)	2,475	2,305,628
4.50%, 06/15/47 (Call 12/15/46)	2,143	1,795,399
Adobe Inc.
1.90%, 02/01/25 (Call 01/01/25)	3,878	3,712,042
2.15%, 02/01/27 (Call 12/01/26)	4,476	4,046,758
2.30%, 02/01/30 (Call 11/01/29)	6,441	5,356,278
3.25%, 02/01/25 (Call 11/01/24)	3,473	3,381,602
Autodesk Inc.
2.40%, 12/15/31 (Call 09/15/31)	4,425	3,400,270
2.85%, 01/15/30 (Call 10/15/29)	2,662	2,220,530
3.50%, 06/15/27 (Call 03/15/27)	3,905	3,611,029
4.38%, 06/15/25 (Call 03/15/25)(b)	3,227	3,153,699
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	4,786	3,709,585
2.90%, 12/01/29 (Call 09/01/29)	4,193	3,488,130
3.40%, 06/27/26 (Call 03/27/26)	3,129	2,926,477
Concentrix Corp.
6.60%, 08/02/28 (Call 07/02/28)	2,220	2,127,152
6.65%, 08/02/26 (Call 07/02/26)	2,730	2,712,119
6.85%, 08/02/33 (Call 05/02/33)	2,050	1,852,564
Electronic Arts Inc.
1.85%, 02/15/31 (Call 11/15/30)	3,387	2,575,662
2.95%, 02/15/51 (Call 08/15/50)	2,815	1,614,711
4.80%, 03/01/26 (Call 12/01/25)(b)	3,002	2,945,429
Fidelity National Information Services Inc.
1.15%, 03/01/26 (Call 02/01/26)	6,228	5,575,689
1.65%, 03/01/28 (Call 01/01/28)	3,699	3,095,615
2.25%, 03/01/31 (Call 12/01/30)	6,455	4,919,823
3.10%, 03/01/41 (Call 09/01/40)	2,915	1,837,297
3.75%, 05/21/29 (Call 02/21/29)	60	53,844
4.50%, 07/15/25	1,605	1,568,032
4.50%, 08/15/46 (Call 02/15/46)	1,212	861,460
4.70%, 07/15/27 (Call 06/15/27)	2,675	2,557,828
5.10%, 07/15/32 (Call 04/15/32)(b)	2,270	2,088,652
5.63%, 07/15/52 (Call 01/15/52)	2,075	1,763,056
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	2,475	2,186,085
2.65%, 06/01/30 (Call 03/01/30)	5,179	4,175,611
3.20%, 07/01/26 (Call 05/01/26)	8,374	7,822,437
3.50%, 07/01/29 (Call 04/01/29)	8,995	7,889,282
3.85%, 06/01/25 (Call 03/01/25)	4,660	4,516,444
4.20%, 10/01/28 (Call 07/01/28)	3,732	3,443,044
4.40%, 07/01/49 (Call 01/01/49)	7,840	5,682,610
5.38%, 08/21/28 (Call 07/21/28)	2,310	2,258,650
5.45%, 03/02/28 (Call 02/02/28)	3,100	3,037,348
5.60%, 03/02/33 (Call 12/02/32)	1,440	1,354,859
5.63%, 08/21/33 (Call 05/21/33)	2,460	2,306,293
Intuit Inc.
0.95%, 07/15/25 (Call 06/15/25)	4,135	3,824,116
1.35%, 07/15/27 (Call 05/15/27)	4,089	3,523,789
1.65%, 07/15/30 (Call 04/15/30)	4,152	3,205,951
5.13%, 09/15/28 (Call 08/15/28)	3,370	3,315,227
5.20%, 09/15/33 (Call 06/15/33)	3,290	3,129,748
5.25%, 09/15/26 (Call 08/15/26)	2,330	2,322,674
5.50%, 09/15/53 (Call 03/15/53)	1,115	1,012,692
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	15,250	14,175,776

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
2.53%, 06/01/50 (Call 12/01/49)	$31,220	$17,830,969
2.68%, 06/01/60 (Call 12/01/59)	14,683	8,105,446
2.70%, 02/12/25 (Call 11/12/24)	7,250	7,014,269
2.92%, 03/17/52 (Call 09/17/51)	29,681	18,312,295
3.04%, 03/17/62 (Call 09/17/61)	8,889	5,296,097
3.13%, 11/03/25 (Call 08/03/25)	6,706	6,438,083
3.30%, 02/06/27 (Call 11/06/26)	14,410	13,615,552
3.45%, 08/08/36 (Call 02/08/36)	6,706	5,477,682
3.50%, 02/12/35 (Call 08/12/34)	11,651	9,911,865
3.50%, 11/15/42	2,620	1,962,927
3.70%, 08/08/46 (Call 02/08/46)	2,390	1,778,618
3.75%, 02/12/45 (Call 08/12/44)(b)	1,295	995,255
3.95%, 08/08/56 (Call 02/08/56)	820	613,102
4.00%, 02/12/55 (Call 08/12/54)	585	443,265
4.10%, 02/06/37 (Call 08/06/36)	3,075	2,668,290
4.20%, 11/03/35 (Call 05/03/35)	930	836,658
4.25%, 02/06/47 (Call 08/06/46)	1,677	1,369,458
4.45%, 11/03/45 (Call 05/03/45)	1,486	1,270,900
4.50%, 10/01/40	2,325	2,043,572
4.50%, 02/06/57 (Call 08/06/56)	800	660,052
5.20%, 06/01/39(b)	530	509,791
5.30%, 02/08/41	1,795	1,756,271
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	7,760	7,035,300
2.30%, 03/25/28 (Call 01/25/28)	9,295	7,984,732
2.50%, 04/01/25 (Call 03/01/25)	10,119	9,654,452
2.65%, 07/15/26 (Call 04/15/26)	13,490	12,413,201
2.80%, 04/01/27 (Call 02/01/27)	8,572	7,753,267
2.88%, 03/25/31 (Call 12/25/30)	10,121	8,116,238
2.95%, 11/15/24 (Call 09/15/24)	4,597	4,458,675
2.95%, 05/15/25 (Call 02/15/25)	8,324	7,964,420
2.95%, 04/01/30 (Call 01/01/30)	12,665	10,495,108
3.25%, 11/15/27 (Call 08/15/27)	8,652	7,829,775
3.25%, 05/15/30 (Call 02/15/30)(b)	1,434	1,206,359
3.60%, 04/01/40 (Call 10/01/39)	12,500	8,576,404
3.60%, 04/01/50 (Call 10/01/49)	17,168	10,507,705
3.65%, 03/25/41 (Call 09/25/40)	7,563	5,143,023
3.80%, 11/15/37 (Call 05/15/37)	6,588	4,848,790
3.85%, 07/15/36 (Call 01/15/36)	4,592	3,497,162
3.85%, 04/01/60 (Call 10/01/59)	12,293	7,358,941
3.90%, 05/15/35 (Call 11/15/34)	4,780	3,756,417
3.95%, 03/25/51 (Call 09/25/50)	11,385	7,389,712
4.00%, 07/15/46 (Call 01/15/46)	10,879	7,296,268
4.00%, 11/15/47 (Call 05/15/47)	7,858	5,229,650
4.10%, 03/25/61 (Call 09/25/60)	6,005	3,766,060
4.13%, 05/15/45 (Call 11/15/44)	8,064	5,594,705
4.30%, 07/08/34 (Call 01/08/34)	6,499	5,412,946
4.38%, 05/15/55 (Call 11/15/54)	5,189	3,523,781
4.50%, 05/06/28 (Call 04/06/28)	2,100	1,987,896
4.50%, 07/08/44 (Call 01/08/44)	3,288	2,426,777
4.65%, 05/06/30 (Call 03/06/30)	1,765	1,616,810
4.90%, 02/06/33 (Call 11/06/32)	4,275	3,835,838
5.38%, 07/15/40	8,134	6,919,738
5.55%, 02/06/53 (Call 08/06/52)	6,570	5,461,765
5.80%, 11/10/25	1,905	1,904,299
6.13%, 07/08/39	4,538	4,233,799
6.15%, 11/09/29 (Call 09/09/29)	4,230	4,240,829
6.25%, 11/09/32 (Call 08/09/32)	7,122	7,050,964
6.50%, 04/15/38	6,010	5,859,031
6.90%, 11/09/52 (Call 05/09/52)	8,575	8,444,286

Security	Par (000)	Value

Software (continued)
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	$2,827	$2,588,994
1.40%, 09/15/27 (Call 07/15/27)	3,131	2,649,849
1.75%, 02/15/31 (Call 11/15/30)	2,968	2,193,186
2.00%, 06/30/30 (Call 03/30/30)	3,099	2,399,133
2.95%, 09/15/29 (Call 06/15/29)	3,668	3,122,275
3.80%, 12/15/26 (Call 09/15/26)(b)	2,982	2,817,457
3.85%, 12/15/25 (Call 09/15/25)	2,326	2,237,462
4.20%, 09/15/28 (Call 06/15/28)	3,019	2,801,505
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)	3,050	2,567,031
1.95%, 07/15/31 (Call 04/15/31)	5,032	3,882,468
2.70%, 07/15/41 (Call 01/15/41)	3,000	1,929,718
2.90%, 07/15/51 (Call 01/15/51)	4,970	2,921,200
3.05%, 07/15/61 (Call 01/15/61)	3,710	2,065,888
3.70%, 04/11/28 (Call 01/11/28)	10,036	9,394,367
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	7,809	5,880,519
Take-Two Interactive Software Inc.
3.55%, 04/14/25	3,300	3,187,908
3.70%, 04/14/27 (Call 03/14/27)	2,905	2,701,353
4.00%, 04/14/32 (Call 01/14/32)	2,453	2,098,396
4.95%, 03/28/28 (Call 02/28/28)	2,985	2,867,651
5.00%, 03/28/26	4,115	4,029,166
VMware Inc.
1.40%, 08/15/26 (Call 07/15/26)	3,137	2,762,783
1.80%, 08/15/28 (Call 06/15/28)	1,954	1,612,517
2.20%, 08/15/31 (Call 05/15/31)	1,573	1,162,838
3.90%, 08/21/27 (Call 05/21/27)	4,291	3,977,135
4.50%, 05/15/25 (Call 04/15/25)	3,221	3,145,819
4.65%, 05/15/27 (Call 03/15/27)	5,076	4,862,437
4.70%, 05/15/30 (Call 02/15/30)	2,655	2,403,316
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)	3,240	3,006,364
3.70%, 04/01/29 (Call 02/01/29)	2,173	1,939,265
3.80%, 04/01/32 (Call 01/01/32)	3,400	2,826,315

		591,702,083

Telecommunications — 1.1%
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	4,225	3,480,281
3.63%, 04/22/29 (Call 01/22/29)	4,471	3,981,838
4.38%, 07/16/42	5,355	4,105,880
4.38%, 04/22/49 (Call 10/22/48)(b)	4,571	3,409,923
4.70%, 07/21/32 (Call 04/21/32)	3,025	2,718,032
6.13%, 11/15/37	4,010	3,877,644
6.13%, 03/30/40	5,096	4,831,937
6.38%, 03/01/35	4,351	4,379,958
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	12,046	10,074,897
1.70%, 03/25/26 (Call 11/13/23)	6,411	5,819,432
2.25%, 02/01/32 (Call 11/01/31)	9,826	7,258,762
2.30%, 06/01/27 (Call 04/01/27)	5,377	4,751,061
2.55%, 12/01/33 (Call 09/01/33)	20,698	14,853,150
2.75%, 06/01/31 (Call 03/01/31)	11,231	8,832,712
2.95%, 07/15/26 (Call 04/15/26)	2,491	2,312,851
3.10%, 02/01/43 (Call 08/01/42)(b)	1,220	769,819
3.30%, 02/01/52 (Call 08/01/51)(b)	2,310	1,342,746
3.50%, 06/01/41 (Call 12/01/40)	11,155	7,455,293
3.50%, 09/15/53 (Call 03/15/53)	30,586	18,011,404
3.50%, 02/01/61 (Call 08/01/60)	590	333,167
3.55%, 09/15/55 (Call 03/15/55)	29,858	17,375,363

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.65%, 06/01/51 (Call 12/01/50)	$10,011	$6,148,371
3.65%, 09/15/59 (Call 03/15/59)	26,012	15,040,125
3.80%, 02/15/27 (Call 11/15/26)	2,444	2,282,532
3.80%, 12/01/57 (Call 06/01/57)	23,826	14,337,980
3.85%, 06/01/60 (Call 12/01/59)	7,685	4,626,737
3.88%, 01/15/26 (Call 10/15/25)	1,859	1,783,011
4.10%, 02/15/28 (Call 11/15/27)	1,410	1,304,547
4.25%, 03/01/27 (Call 12/01/26)	2,714	2,573,542
4.30%, 02/15/30 (Call 11/15/29)	11,182	10,020,799
4.30%, 12/15/42 (Call 06/15/42)	2,478	1,831,964
4.35%, 03/01/29 (Call 12/01/28)	12,564	11,564,673
4.35%, 06/15/45 (Call 12/15/44)	3,050	2,181,494
4.50%, 05/15/35 (Call 11/15/34)	12,066	10,049,967
4.50%, 03/09/48 (Call 09/09/47)	4,740	3,436,849
4.55%, 03/09/49 (Call 09/09/48)	3,539	2,551,183
4.65%, 06/01/44 (Call 12/01/43)	2,184	1,647,544
4.75%, 05/15/46 (Call 11/15/45)	3,451	2,604,679
4.80%, 06/15/44 (Call 12/15/43)	730	558,194
4.85%, 03/01/39 (Call 09/01/38)	11,747	9,572,117
4.85%, 07/15/45 (Call 01/15/45)	594	454,781
4.90%, 08/15/37 (Call 02/14/37)	4,573	3,836,837
5.15%, 03/15/42	610	506,377
5.15%, 11/15/46 (Call 05/15/46)	1,551	1,236,261
5.15%, 02/15/50 (Call 08/14/49)	1,317	1,049,084
5.25%, 03/01/37 (Call 09/01/36)	2,050	1,790,275
5.35%, 09/01/40	633	539,432
5.40%, 02/15/34 (Call 11/15/33)	8,045	7,392,273
5.45%, 03/01/47 (Call 09/01/46)	1,497	1,260,448
5.54%, 02/20/26 (Call 02/20/24)	905	897,287
5.55%, 08/15/41	262	228,131
5.65%, 02/15/47 (Call 08/15/46)	462	406,678
5.70%, 03/01/57 (Call 09/01/56)	686	581,893
6.00%, 08/15/40 (Call 05/15/40)	1,694	1,554,781
6.30%, 01/15/38	755	724,375
6.38%, 03/01/41	729	692,674
6.55%, 02/15/39	660	639,932
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	2,590	1,637,242
4.30%, 07/29/49 (Call 01/29/49)	2,495	1,779,925
4.46%, 04/01/48 (Call 10/01/47)	4,541	3,356,568
5.10%, 05/11/33 (Call 02/11/33)	3,845	3,501,400
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	2,269	1,446,477
Series US-5, 2.15%, 02/15/32 (Call 11/15/31)(b)	2,255	1,680,661
Series US-6, 3.20%, 02/15/52 (Call 08/15/51)	1,215	705,180
British Telecommunications PLC
5.13%, 12/04/28 (Call 09/04/28)	4,033	3,828,877
9.63%, 12/15/30	8,161	9,406,880
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	3,597	3,339,645
2.95%, 02/28/26	2,555	2,424,595
3.50%, 06/15/25	2,898	2,810,456
5.50%, 01/15/40	7,456	7,073,378
5.90%, 02/15/39	8,610	8,566,131
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	1,948	1,318,617
4.38%, 11/15/57 (Call 05/15/57)	3,017	2,156,292
4.70%, 03/15/37	1,257	1,078,405

Security	Par (000)	Value

Telecommunications (continued)
4.75%, 03/15/42	$1,330	$1,082,671
5.35%, 11/15/48 (Call 05/15/48)	2,064	1,756,945
5.45%, 11/15/79 (Call 05/19/79)	4,143	3,262,534
5.75%, 08/15/40	2,087	1,900,294
5.85%, 11/15/68 (Call 05/15/68)	1,257	1,064,006
Deutsche Telekom International Finance BV
8.75%, 06/15/30	12,155	13,616,779
9.25%, 06/01/32	3,097	3,689,959
Juniper Networks Inc.
1.20%, 12/10/25 (Call 11/10/25)	580	523,484
2.00%, 12/10/30 (Call 09/10/30)	2,741	2,012,167
3.75%, 08/15/29 (Call 05/15/29)	2,711	2,376,838
5.95%, 03/15/41	1,649	1,434,990
Koninklijke KPN NV, 8.38%, 10/01/30	1,282	1,403,414
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	2,281	1,742,619
2.75%, 05/24/31 (Call 02/24/31)	4,120	3,193,692
4.60%, 02/23/28 (Call 11/23/27)(b)	3,860	3,648,550
4.60%, 05/23/29 (Call 02/23/29)	3,231	3,008,872
5.50%, 09/01/44	1,228	1,028,947
5.60%, 06/01/32 (Call 03/01/32)	3,180	2,969,528
Nokia OYJ
4.38%, 06/12/27	2,473	2,286,743
6.63%, 05/15/39	1,040	905,282
Orange SA
5.38%, 01/13/42	3,928	3,407,938
5.50%, 02/06/44 (Call 08/06/43)	2,394	2,106,987
9.00%, 03/01/31	9,265	10,615,142
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	4,367	3,980,492
2.95%, 03/15/25	4,375	4,183,073
3.20%, 03/15/27 (Call 02/15/27)	2,760	2,506,527
3.63%, 12/15/25 (Call 09/15/25)	3,708	3,521,080
3.70%, 11/15/49 (Call 05/15/49)	4,013	2,439,456
3.80%, 03/15/32 (Call 12/15/31)	3,370	2,732,487
4.30%, 02/15/48 (Call 08/15/47)	3,107	2,085,827
4.35%, 05/01/49 (Call 11/01/48)	4,973	3,376,868
4.50%, 03/15/42 (Call 09/15/41)	3,035	2,243,954
4.50%, 03/15/43 (Call 09/15/42)	2,263	1,638,041
4.55%, 03/15/52 (Call 09/15/51)	4,775	3,305,193
5.00%, 03/15/44 (Call 09/15/43)	4,033	3,102,095
5.45%, 10/01/43 (Call 04/01/43)	2,868	2,350,366
7.50%, 08/15/38	1,751	1,750,817
Sprint Capital Corp.
6.88%, 11/15/28	1,090	1,115,112
8.75%, 03/15/32	5,825	6,549,881
Sprint LLC
7.63%, 02/15/25 (Call 11/15/24)	280	283,848
7.63%, 03/01/26 (Call 11/01/25)	480	493,038
Telefonica Emisiones SA
4.10%, 03/08/27	6,099	5,708,203
4.67%, 03/06/38	3,836	2,983,280
4.90%, 03/06/48	4,583	3,299,582
5.21%, 03/08/47	8,935	6,807,922
5.52%, 03/01/49 (Call 09/01/48)	4,577	3,630,531
7.05%, 06/20/36	9,405	9,410,342
Telefonica Europe BV, 8.25%, 09/15/30	5,578	6,065,124
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	3,475	3,152,205
3.40%, 05/13/32 (Call 02/13/32)	4,395	3,486,135
3.70%, 09/15/27 (Call 06/15/27)	2,763	2,558,669

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.30%, 06/15/49 (Call 12/15/48)	$1,792	$1,255,098
4.60%, 11/16/48 (Call 05/16/48)	2,767	2,038,954
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	1,861	1,687,534
2.05%, 02/15/28 (Call 12/15/27)	7,435	6,336,513
2.25%, 02/15/26 (Call 11/13/23)	7,586	6,982,744
2.25%, 11/15/31 (Call 08/15/31)	4,744	3,521,440
2.40%, 03/15/29 (Call 01/15/29)	1,143	951,150
2.55%, 02/15/31 (Call 11/15/30)	10,184	7,932,322
2.63%, 04/15/26 (Call 11/13/23)	6,007	5,554,459
2.63%, 02/15/29 (Call 02/15/24)	8,195	6,879,032
2.70%, 03/15/32 (Call 12/15/31)	3,680	2,804,865
2.88%, 02/15/31 (Call 02/15/26)	6,090	4,857,627
3.00%, 02/15/41 (Call 08/15/40)	9,931	6,264,138
3.30%, 02/15/51 (Call 08/15/50)	10,879	6,384,199
3.38%, 04/15/29 (Call 04/15/24)	4,765	4,147,562
3.40%, 10/15/52 (Call 04/15/52)	9,565	5,664,695
3.50%, 04/15/25 (Call 03/15/25)	11,481	11,092,467
3.50%, 04/15/31 (Call 04/15/26)	7,275	6,039,193
3.60%, 11/15/60 (Call 05/15/60)	7,708	4,469,351
3.75%, 04/15/27 (Call 02/15/27)	13,242	12,310,856
3.88%, 04/15/30 (Call 01/15/30)	25,272	21,996,774
4.38%, 04/15/40 (Call 10/15/39)	7,840	6,061,347
4.50%, 04/15/50 (Call 10/15/49)	11,247	8,202,179
4.75%, 02/01/28 (Call 11/13/23)	6,820	6,492,138
4.80%, 07/15/28 (Call 06/15/28)	4,050	3,854,325
4.95%, 03/15/28 (Call 02/15/28)	4,035	3,878,154
5.05%, 07/15/33 (Call 04/15/33)	11,220	10,136,838
5.20%, 01/15/33 (Call 10/15/32)	1,555	1,427,391
5.38%, 04/15/27 (Call 11/13/23)	4,905	4,824,670
5.65%, 01/15/53 (Call 07/15/52)	6,700	5,781,526
5.75%, 01/15/34 (Call 10/15/33)	3,495	3,314,597
5.75%, 01/15/54 (Call 07/15/53)	5,870	5,155,377
5.80%, 09/15/62 (Call 03/15/62)	1,215	1,045,760
6.00%, 06/15/54 (Call 12/15/53)	1,080	977,633
Verizon Communications Inc.
0.85%, 11/20/25 (Call 10/20/25)	6,441	5,831,914
1.45%, 03/20/26 (Call 02/20/26)	6,765	6,117,492
1.50%, 09/18/30 (Call 06/18/30)	3,237	2,418,395
1.68%, 10/30/30 (Call 07/30/30)	3,418	2,548,834
1.75%, 01/20/31 (Call 10/20/30)	9,190	6,795,707
2.10%, 03/22/28 (Call 01/22/28)	11,990	10,228,705
2.36%, 03/15/32 (Call 12/15/31)	19,332	14,434,033
2.55%, 03/21/31 (Call 12/21/30)	11,291	8,815,677
2.63%, 08/15/26	8,644	7,953,118
2.65%, 11/20/40 (Call 05/20/40)	12,928	7,815,244
2.85%, 09/03/41 (Call 03/03/41)	4,272	2,637,436
2.88%, 11/20/50 (Call 05/20/50)	11,839	6,464,911
2.99%, 10/30/56 (Call 04/30/56)	15,249	8,015,231
3.00%, 03/22/27 (Call 01/22/27)	4,390	4,006,980
3.00%, 11/20/60 (Call 05/20/60)	9,056	4,637,889
3.15%, 03/22/30 (Call 12/22/29)	7,309	6,129,988
3.38%, 02/15/25	8,018	7,773,123
3.40%, 03/22/41 (Call 09/22/40)	11,135	7,503,736
3.50%, 11/01/24 (Call 08/01/24)	4,149	4,055,751
3.55%, 03/22/51 (Call 09/22/50)	17,973	11,291,083
3.70%, 03/22/61 (Call 09/22/60)	9,195	5,620,048
3.85%, 11/01/42 (Call 05/01/42)	4,701	3,330,504
3.88%, 02/08/29 (Call 11/08/28)	5,182	4,702,143
3.88%, 03/01/52 (Call 09/01/51)	5,415	3,611,074
4.00%, 03/22/50 (Call 09/22/49)	5,027	3,414,518

Security	Par (000)	Value

Telecommunications (continued)
4.02%, 12/03/29 (Call 09/03/29)	$12,354	$11,031,491
4.13%, 03/16/27	9,613	9,105,451
4.13%, 08/15/46	3,487	2,503,020
4.33%, 09/21/28	16,511	15,374,087
4.40%, 11/01/34 (Call 05/01/34)	7,119	6,019,307
4.50%, 08/10/33	10,642	9,222,063
4.52%, 09/15/48	1,170	875,561
4.67%, 03/15/55	850	637,517
4.75%, 11/01/41	2,013	1,674,585
4.81%, 03/15/39	5,727	4,744,953
4.86%, 08/21/46	9,284	7,380,048
5.01%, 04/15/49(b)	2,015	1,673,364
5.01%, 08/21/54	570	454,692
5.05%, 05/09/33 (Call 02/09/33)	2,245	2,053,998
5.25%, 03/16/37	5,912	5,317,206
5.50%, 03/16/47	3,116	2,764,563
5.85%, 09/15/35	877	840,511
6.40%, 09/15/33	420	423,813
6.55%, 09/15/43	4,008	3,988,606
7.75%, 12/01/30	2,444	2,652,655
Vodafone Group PLC
4.13%, 05/30/25	7,819	7,619,743
4.25%, 09/17/50	6,824	4,650,645
4.38%, 05/30/28	2,870	2,726,404
4.38%, 02/19/43	7,592	5,599,855
4.88%, 06/19/49	4,338	3,279,322
5.00%, 05/30/38(b)	1,063	920,374
5.13%, 06/19/59	1,251	938,751
5.25%, 05/30/48	785	633,867
5.63%, 02/10/53 (Call 08/10/52)	3,755	3,156,069
5.75%, 02/10/63 (Call 08/10/62)	1,365	1,136,920
6.15%, 02/27/37	6,850	6,516,566
6.25%, 11/30/32	2,593	2,566,104
7.88%, 02/15/30	3,420	3,675,210

		956,426,998

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.00%, 11/19/24 (Call 10/19/24)	3,358	3,251,691
3.50%, 09/15/27 (Call 06/15/27)(b)	2,564	2,335,596
3.55%, 11/19/26 (Call 09/19/26)	3,209	2,951,870
3.90%, 11/19/29 (Call 08/19/29)	3,709	3,181,143
5.10%, 05/15/44 (Call 11/15/43)	1,316	1,015,326
6.35%, 03/15/40	1,994	1,815,907
Mattel Inc., 5.45%, 11/01/41 (Call 05/01/41)	700	543,227

		15,094,760

Transportation — 0.6%
BNSF Funding Trust I, 6.61%, 12/15/55 (Call 01/15/26), (3-mo. LIBOR US + 2.350%)(a)	1,247	1,201,744
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	2,149	1,221,966
3.00%, 04/01/25 (Call 01/01/25)	4,350	4,210,911
3.05%, 02/15/51 (Call 08/15/50)	2,647	1,568,961
3.25%, 06/15/27 (Call 03/15/27)	4,938	4,590,685
3.30%, 09/15/51 (Call 03/15/51)	3,800	2,368,167
3.55%, 02/15/50 (Call 08/15/49)	3,341	2,222,908
3.65%, 09/01/25 (Call 06/01/25)	2,319	2,246,555
3.90%, 08/01/46 (Call 02/01/46)	3,098	2,192,705
4.05%, 06/15/48 (Call 12/15/47)	2,944	2,133,002
4.13%, 06/15/47 (Call 12/15/46)	3,115	2,296,387

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
4.15%, 04/01/45 (Call 10/01/44)	$4,068	$3,042,169
4.15%, 12/15/48 (Call 06/15/48)	3,150	2,311,464
4.38%, 09/01/42 (Call 03/01/42)	1,537	1,210,477
4.40%, 03/15/42 (Call 09/15/41)	2,802	2,222,867
4.45%, 03/15/43 (Call 09/15/42)	3,420	2,705,891
4.45%, 01/15/53 (Call 07/15/52)	1,465	1,132,522
4.55%, 09/01/44 (Call 03/01/44)	3,278	2,609,956
4.70%, 09/01/45 (Call 03/01/45)	2,479	1,999,430
4.90%, 04/01/44 (Call 10/01/43)	2,814	2,361,030
4.95%, 09/15/41 (Call 03/15/41)	1,493	1,282,956
5.05%, 03/01/41 (Call 09/01/40)	1,710	1,489,061
5.15%, 09/01/43 (Call 03/01/43)	2,935	2,545,963
5.20%, 04/15/54 (Call 10/15/53)	4,670	4,033,370
5.40%, 06/01/41 (Call 12/01/40)	1,892	1,713,529
5.75%, 05/01/40 (Call 11/01/39)	3,226	3,076,994
6.15%, 05/01/37	1,617	1,624,534
6.20%, 08/15/36	1,075	1,085,427
7.00%, 12/15/25	1,774	1,831,870
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	2,967	1,569,483
2.75%, 03/01/26 (Call 12/01/25)	4,878	4,580,342
2.95%, 11/21/24 (Call 08/21/24)	2,998	2,908,598
3.20%, 08/02/46 (Call 02/02/46)	2,534	1,611,396
3.65%, 02/03/48 (Call 08/03/47)	2,559	1,769,398
3.85%, 08/05/32 (Call 05/05/32)	3,000	2,595,273
4.40%, 08/05/52 (Call 02/05/52)	2,310	1,782,686
4.45%, 01/20/49 (Call 07/20/48)	2,657	2,063,481
5.85%, 11/01/33 (Call 08/01/33)	585	582,655
6.13%, 11/01/53 (Call 05/01/53)	230	229,743
6.20%, 06/01/36	1,198	1,210,695
6.25%, 08/01/34	1,805	1,828,228
6.38%, 11/15/37	1,942	1,971,583
6.90%, 07/15/28	1,765	1,864,121
Canadian Pacific Railway Co.
1.35%, 12/02/24 (Call 12/01/23)	6,546	6,230,796
1.75%, 12/02/26 (Call 11/02/26)	1,815	1,614,756
2.05%, 03/05/30 (Call 12/05/29)	2,911	2,310,488
2.45%, 12/02/31 (Call 09/02/31)	3,035	2,652,263
2.88%, 11/15/29 (Call 08/15/29)	2,224	1,875,829
2.90%, 02/01/25 (Call 11/01/24)	4,903	4,727,572
3.00%, 12/02/41 (Call 06/02/41)	4,182	3,353,207
3.10%, 12/02/51 (Call 06/02/51)	5,147	3,020,792
3.50%, 05/01/50 (Call 11/01/49)	1,711	1,093,357
4.00%, 06/01/28 (Call 03/01/28)	3,255	3,024,597
4.20%, 11/15/69 (Call 05/15/69)	1,320	893,216
4.30%, 05/15/43 (Call 11/15/42)	1,826	1,382,523
4.70%, 05/01/48 (Call 11/01/47)	2,330	1,821,087
4.80%, 09/15/35 (Call 03/15/35)	2,498	2,200,862
4.80%, 08/01/45 (Call 02/01/45)	2,587	2,069,232
4.95%, 08/15/45 (Call 02/15/45)	2,247	1,837,748
5.95%, 05/15/37	1,223	1,173,964
6.13%, 09/15/2115 (Call 03/15/15)	2,904	2,610,705
7.13%, 10/15/31	3,640	3,843,497
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	4,180	3,865,969
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	2,408	1,966,159
2.50%, 05/15/51 (Call 11/15/50)(b)	1,016	528,156
2.60%, 11/01/26 (Call 08/01/26)	4,078	3,735,287
3.25%, 06/01/27 (Call 03/01/27)	5,731	5,278,916
3.35%, 11/01/25 (Call 08/01/25)	5,819	5,568,937

Security	Par (000)	Value

Transportation (continued)
3.35%, 09/15/49 (Call 03/15/49)	$2,399	$1,495,932
3.80%, 03/01/28 (Call 12/01/27)	3,091	2,872,657
3.80%, 11/01/46 (Call 05/01/46)	1,994	1,374,875
3.80%, 04/15/50 (Call 10/15/49)	2,111	1,431,174
3.95%, 05/01/50 (Call 11/01/49)	2,351	1,644,222
4.10%, 11/15/32 (Call 08/15/32)	2,675	2,340,301
4.10%, 03/15/44 (Call 09/15/43)	3,928	2,918,950
4.25%, 03/15/29 (Call 12/15/28)	4,710	4,393,713
4.25%, 11/01/66 (Call 05/01/66)	2,203	1,525,891
4.30%, 03/01/48 (Call 09/01/47)	2,700	2,013,431
4.40%, 03/01/43 (Call 09/01/42)	1,785	1,383,070
4.50%, 03/15/49 (Call 09/15/48)	1,521	1,164,525
4.50%, 11/15/52 (Call 05/15/52)	2,785	2,127,121
4.50%, 08/01/54 (Call 02/01/54)	1,384	1,047,776
4.65%, 03/01/68 (Call 09/01/67)	1,670	1,236,602
4.75%, 05/30/42 (Call 11/30/41)	3,050	2,497,358
4.75%, 11/15/48 (Call 05/15/48)	2,406	1,913,251
5.20%, 11/15/33 (Call 08/15/33)	2,420	2,270,765
5.50%, 04/15/41 (Call 10/15/40)	1,514	1,369,532
6.00%, 10/01/36	1,497	1,473,282
6.15%, 05/01/37	1,515	1,510,156
6.22%, 04/30/40	3,018	2,969,321
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)(b)	3,770	2,943,846
3.10%, 08/05/29 (Call 05/05/29)	4,604	3,980,361
3.25%, 04/01/26 (Call 01/01/26)	6,212	5,871,075
3.25%, 05/15/41 (Call 11/15/40)	2,285	1,503,103
3.40%, 02/15/28 (Call 11/15/27)	3,377	3,074,328
3.88%, 08/01/42	1,215	869,090
3.90%, 02/01/35	2,300	1,849,214
4.05%, 02/15/48 (Call 08/15/47)	2,385	1,657,415
4.10%, 04/15/43	2,405	1,727,061
4.10%, 02/01/45	1,775	1,256,913
4.20%, 10/17/28 (Call 07/17/28)(b)	704	656,674
4.25%, 05/15/30 (Call 02/15/30)	830	751,009
4.40%, 01/15/47 (Call 07/15/46)	4,050	2,973,191
4.55%, 04/01/46 (Call 10/01/45)	4,765	3,589,613
4.75%, 11/15/45 (Call 05/15/45)	5,407	4,196,329
4.90%, 01/15/34	2,374	2,154,321
4.95%, 10/17/48 (Call 04/17/48)	1,836	1,459,217
5.10%, 01/15/44	3,157	2,598,150
5.25%, 05/15/50 (Call 11/15/49)(b)	4,676	3,882,454
FedEx Corp. Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	3,332	2,583,823
GXO Logistics Inc.
1.65%, 07/15/26 (Call 06/15/26)	3,474	3,057,328
2.65%, 07/15/31 (Call 04/15/31)	3,152	2,354,566
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	4,379	4,203,005
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	2,957	2,722,171
Norfolk Southern Corp.
2.30%, 05/15/31 (Call 02/15/31)	2,675	2,094,909
2.55%, 11/01/29 (Call 08/01/29)	2,421	2,008,371
2.90%, 06/15/26 (Call 03/15/26)	3,583	3,345,921
2.90%, 08/25/51 (Call 02/25/51)	2,508	1,392,672
3.00%, 03/15/32 (Call 12/15/31)	3,095	2,484,449
3.05%, 05/15/50 (Call 11/15/49)	3,087	1,788,896
3.15%, 06/01/27 (Call 03/01/27)	1,649	1,512,592
3.16%, 05/15/55 (Call 11/15/54)	3,301	1,874,974
3.40%, 11/01/49 (Call 05/01/49)	1,574	979,305
3.65%, 08/01/25 (Call 06/01/25)	2,810	2,707,864

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.70%, 03/15/53 (Call 09/15/52)	$1,696	$1,096,123
3.80%, 08/01/28 (Call 05/01/28)(b)	2,746	2,520,303
3.94%, 11/01/47 (Call 05/01/47)	3,064	2,139,474
3.95%, 10/01/42 (Call 04/01/42)	1,372	1,001,945
4.05%, 08/15/52 (Call 02/15/52)	2,964	2,055,820
4.10%, 05/15/49 (Call 11/15/48)	1,555	1,107,127
4.10%, 05/15/2121 (Call 11/15/20)	2,265	1,366,085
4.15%, 02/28/48 (Call 08/28/47)	2,865	2,058,358
4.45%, 03/01/33 (Call 12/01/32)(b)	2,284	2,026,282
4.45%, 06/15/45 (Call 12/15/44)	2,102	1,592,350
4.55%, 06/01/53 (Call 12/01/52)	2,885	2,176,685
4.65%, 01/15/46 (Call 07/15/45)	2,209	1,718,588
4.84%, 10/01/41	2,407	1,983,482
5.05%, 08/01/30 (Call 06/01/30)	2,870	2,713,029
5.10%, 08/01/2118 (Call 02/01/18)	665	490,498
5.35%, 08/01/54 (Call 02/01/54)	2,240	1,914,032
7.80%, 05/15/27	842	902,771
Ryder System Inc.
1.75%, 09/01/26 (Call 08/01/26)	2,345	2,102,305
2.85%, 03/01/27 (Call 02/01/27)	1,676	1,515,108
2.90%, 12/01/26 (Call 10/01/26)	2,600	2,368,640
3.35%, 09/01/25 (Call 08/01/25)	1,915	1,829,278
4.30%, 06/15/27 (Call 05/15/27)	1,910	1,800,276
4.63%, 06/01/25 (Call 05/01/25)	2,690	2,630,452
5.25%, 06/01/28 (Call 05/01/28)	2,025	1,948,404
5.65%, 03/01/28 (Call 02/01/28)	2,400	2,346,806
6.30%, 12/01/28 (Call 11/01/28)	1,450	1,444,695
6.60%, 12/01/33 (Call 09/01/33)	1,215	1,212,145
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)	2,623	2,354,958
2.38%, 05/20/31 (Call 02/20/31)	3,400	2,685,931
2.40%, 02/05/30 (Call 11/05/29)	3,530	2,900,267
2.75%, 03/01/26 (Call 12/01/25)	4,457	4,176,778
2.80%, 02/14/32 (Call 12/15/31)	5,842	4,675,852
2.89%, 04/06/36 (Call 01/06/36)	2,950	2,156,277
2.95%, 03/10/52 (Call 09/10/51)	2,735	1,578,956
2.97%, 09/16/62 (Call 03/16/62)	2,950	1,554,615
3.00%, 04/15/27 (Call 01/15/27)	3,435	3,157,893
3.20%, 05/20/41 (Call 11/20/40)	4,885	3,328,054
3.25%, 01/15/25 (Call 10/15/24)	3,629	3,526,464
3.25%, 08/15/25 (Call 05/15/25)	2,320	2,229,927
3.25%, 02/05/50 (Call 08/05/49)	6,401	4,025,371
3.35%, 08/15/46 (Call 02/15/46)	2,011	1,263,655
3.38%, 02/01/35 (Call 08/01/34)	2,016	1,576,552
3.38%, 02/14/42 (Call 08/14/41)	2,735	1,905,467
3.50%, 02/14/53 (Call 08/14/52)	4,225	2,732,892
3.55%, 08/15/39 (Call 02/15/39)	2,875	2,110,009
3.55%, 05/20/61 (Call 11/20/60)	2,299	1,398,614
3.60%, 09/15/37 (Call 03/15/37)	2,341	1,798,524
3.70%, 03/01/29 (Call 12/01/28)	3,988	3,657,740
3.75%, 07/15/25 (Call 05/15/25)	3,345	3,245,245
3.75%, 02/05/70 (Call 08/05/69)	2,730	1,699,784
3.80%, 10/01/51 (Call 04/01/51)	3,318	2,289,943
3.80%, 04/06/71 (Call 10/06/70)	2,325	1,452,020
3.84%, 03/20/60 (Call 09/20/59)	5,096	3,350,453
3.85%, 02/14/72 (Call 08/14/71)	1,835	1,164,960
3.88%, 02/01/55 (Call 08/01/54)	1,520	1,026,601
3.95%, 09/10/28 (Call 06/10/28)	5,269	4,929,105
3.95%, 08/15/59 (Call 02/15/59)	2,280	1,526,386
4.00%, 04/15/47 (Call 10/15/46)	2,704	1,931,163
4.05%, 11/15/45 (Call 05/15/45)	2,046	1,467,258

Security	Par (000)	Value

Transportation (continued)
4.05%, 03/01/46 (Call 09/01/45)	$2,620	$1,882,445
4.10%, 09/15/67 (Call 03/15/67)	1,826	1,232,801
4.30%, 03/01/49 (Call 09/01/48)	3,149	2,365,180
4.50%, 01/20/33 (Call 10/20/32)	5,420	4,901,600
4.50%, 09/10/48 (Call 03/10/48)	2,298	1,783,213
4.75%, 02/21/26 (Call 01/21/26)	6,205	6,112,079
4.95%, 09/09/52 (Call 03/09/52)	135	113,787
4.96%, 05/15/53 (Call 11/15/52)	2,510	2,114,087
5.15%, 01/20/63 (Call 07/20/62)	1,123	928,109
6.63%, 02/01/29	1,815	1,913,840
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	2,467	2,269,408
2.50%, 09/01/29 (Call 06/01/29)	2,465	2,091,907
2.80%, 11/15/24 (Call 09/15/24)	3,532	3,432,715
3.05%, 11/15/27 (Call 08/15/27)	5,891	5,381,330
3.40%, 03/15/29 (Call 12/15/28)	4,026	3,644,229
3.40%, 11/15/46 (Call 05/15/46)	1,181	788,323
3.40%, 09/01/49 (Call 03/01/49)(b)	2,986	1,998,423
3.63%, 10/01/42	1,300	949,512
3.75%, 11/15/47 (Call 05/15/47)	3,587	2,545,743
3.90%, 04/01/25 (Call 03/01/25)	6,218	6,072,177
4.25%, 03/15/49 (Call 09/15/48)	3,863	2,928,809
4.45%, 04/01/30 (Call 01/01/30)	1,742	1,634,018
4.88%, 03/03/33 (Call 12/03/32)	2,815	2,630,507
4.88%, 11/15/40 (Call 05/15/40)	2,678	2,342,915
5.05%, 03/03/53 (Call 09/03/52)	2,920	2,505,264
5.20%, 04/01/40 (Call 10/01/39)	1,814	1,646,443
5.30%, 04/01/50 (Call 10/01/49)	4,807	4,298,660
6.20%, 01/15/38	6,282	6,438,989

		488,744,501

Trucking & Leasing — 0.0%
GATX Corp.
1.90%, 06/01/31 (Call 03/01/31)	2,071	1,490,428
3.10%, 06/01/51 (Call 12/01/50)	1,775	963,912
3.25%, 03/30/25 (Call 12/30/24)	1,175	1,126,700
3.25%, 09/15/26 (Call 06/15/26)	2,486	2,305,456
3.50%, 03/15/28 (Call 12/15/27)	1,933	1,726,042
3.50%, 06/01/32 (Call 03/01/32)	1,213	958,304
3.85%, 03/30/27 (Call 12/30/26)	2,408	2,221,821
4.00%, 06/30/30 (Call 03/30/30)	2,095	1,798,105
4.55%, 11/07/28 (Call 08/07/28)	2,528	2,332,544
4.70%, 04/01/29 (Call 01/01/29)	1,772	1,633,652
4.90%, 03/15/33 (Call 12/15/32)	1,745	1,541,157
5.20%, 03/15/44 (Call 09/15/43)	1,587	1,255,826
5.45%, 09/15/33 (Call 06/15/33)	2,405	2,185,089
6.05%, 03/15/34 (Call 12/15/33)	1,650	1,558,128
6.90%, 05/01/34 (Call 02/01/34)	1,100	1,098,141

		24,195,305

Venture Capital — 0.0%
Hercules Capital Inc.
2.63%, 09/16/26 (Call 08/16/26)	1,334	1,155,950
3.38%, 01/20/27 (Call 12/20/26)	1,542	1,341,442

		2,497,392

Water — 0.1%
American Water Capital Corp.
2.30%, 06/01/31 (Call 03/01/31)	2,460	1,913,102
2.80%, 05/01/30 (Call 02/01/30)	2,699	2,241,419
2.95%, 09/01/27 (Call 06/01/27)	2,140	1,936,690
3.25%, 06/01/51 (Call 12/01/50)	2,885	1,778,360
3.40%, 03/01/25 (Call 12/01/24)	5,590	5,411,933

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Water (continued)
3.45%, 06/01/29 (Call 03/01/29)	$3,736	$3,313,406
3.45%, 05/01/50 (Call 11/01/49)	2,774	1,774,301
3.75%, 09/01/28 (Call 06/01/28)	2,292	2,103,489
3.75%, 09/01/47 (Call 03/01/47)	3,447	2,363,960
4.00%, 12/01/46 (Call 06/01/46)	1,595	1,131,959
4.15%, 06/01/49 (Call 12/01/48)(b)	2,871	2,081,751
4.20%, 09/01/48 (Call 03/01/48)	1,532	1,125,219
4.30%, 12/01/42 (Call 06/01/42)	1,119	870,114
4.30%, 09/01/45 (Call 03/01/45)	1,916	1,437,800
4.45%, 06/01/32 (Call 03/01/32)(b)	2,915	2,625,685
6.59%, 10/15/37	930	962,620
Essential Utilities Inc.
2.40%, 05/01/31 (Call 02/01/31)	2,924	2,237,194
2.70%, 04/15/30 (Call 01/15/30)	2,461	1,989,682
3.35%, 04/15/50 (Call 10/15/49)	2,649	1,557,041
3.57%, 05/01/29 (Call 02/01/29)	2,795	2,487,025
4.28%, 05/01/49 (Call 11/01/48)	2,865	1,999,011
5.30%, 05/01/52 (Call 11/01/51)	2,180	1,760,202
United Utilities PLC, 6.88%, 08/15/28	996	1,030,858

		46,132,821

Total Corporate Bonds & Notes — 25.4% (Cost: $26,971,515,953)		22,587,915,303

Foreign Government Obligations(g)

Canada — 0.2%
Canada Government International Bond
0.75%, 05/19/26	3,690	3,314,872
1.63%, 01/22/25	13,120	12,541,731
2.88%, 04/28/25	5,035	4,859,645
Canada Government International Bonds, 3.75%, 04/26/28	50	47,611
Export Development Canada
3.00%, 05/25/27	75	70,260
3.88%, 02/14/28	300	286,867
Hydro-Quebec
Series HH, 8.50%, 12/01/29	1,000	1,144,868
Series HK, 9.38%, 04/15/30	1,405	1,682,635
Province of Alberta Canada
1.00%, 05/20/25	4,269	3,987,218
1.30%, 07/22/30	5,517	4,285,090
1.88%, 11/13/24	4,269	4,106,542
3.30%, 03/15/28	8,425	7,812,145
Province of British Columbia Canada
0.90%, 07/20/26	1,085	969,733
1.30%, 01/29/31(b)	3,875	2,976,926
2.25%, 06/02/26	7,255	6,745,648
4.20%, 07/06/33	155	141,205
6.50%, 01/15/26(b)	188	192,541
7.25%, 09/01/36	388	450,600
Province of Manitoba Canada
1.50%, 10/25/28	300	252,503
2.13%, 06/22/26	115	106,341
Province of New Brunswick Canada, 3.63%, 02/24/28	1,946	1,819,666
Province of Ontario Canada
0.63%, 01/21/26	4,292	3,881,708
1.05%, 04/14/26	885	801,530
1.05%, 05/21/27(b)	685	596,836
1.13%, 10/07/30	8,542	6,530,661

Security	Par (000)	Value

Canada (continued)
1.60%, 02/25/31	$7,165	$5,600,661
1.80%, 10/14/31	5,195	4,051,863
2.00%, 10/02/29(b)	5,270	4,455,032
2.13%, 01/21/32	460	364,446
2.30%, 06/15/26(b)	8,485	7,893,408
2.50%, 04/27/26	15,314	14,360,412
3.10%, 05/19/27	6,335	5,934,044
Province of Quebec Canada
0.60%, 07/23/25	3,121	2,879,378
1.35%, 05/28/30	5,493	4,320,923
1.90%, 04/21/31	2,235	1,781,790
2.50%, 04/20/26	7,036	6,604,462
2.75%, 04/12/27(b)	5,787	5,365,406
3.63%, 04/13/28	7,455	7,016,677
Series PD, 7.50%, 09/15/29	5,122	5,723,428
Series QX, 1.50%, 02/11/25	7,430	7,061,190

		153,018,502

Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31 (Call 10/31/30)(b)	9,172	7,374,341
2.55%, 01/27/32 (Call 10/27/31)(b)	8,701	6,830,301
2.55%, 07/27/33 (Call 04/27/33)	6,483	4,845,706
2.75%, 01/31/27 (Call 12/31/26)	2,199	2,009,354
3.10%, 05/07/41 (Call 11/07/40)	9,891	6,429,954
3.10%, 01/22/61 (Call 07/22/60)	8,195	4,385,858
3.13%, 01/21/26	3,680	3,498,097
3.24%, 02/06/28 (Call 11/06/27)	9,690	8,824,968
3.25%, 09/21/71 (Call 03/21/71)	5,198	2,760,913
3.50%, 01/31/34 (Call 10/31/33)	4,968	3,980,623
3.50%, 01/25/50 (Call 07/25/49)	10,445	6,573,760
3.63%, 10/30/42	200	137,924
3.86%, 06/21/47(b)	3,538	2,448,407
4.00%, 01/31/52 (Call 07/31/51)(b)	3,378	2,322,494
4.34%, 03/07/42 (Call 09/07/41)	3,741	2,888,697
4.95%, 01/05/36 (Call 10/05/35)	5,574	4,942,262
5.33%, 01/05/54 (Call 07/05/53)	2,577	2,171,059

		72,424,718

Finland — 0.0%
Finland Government International Bond, 6.95%, 02/15/26	462	476,054

Hong Kong — 0.0%
Hong Kong Government International Bond, 1.75%, 11/24/31(f)	4,100	3,182,021

Hungary — 0.0%
Hungary Government International Bond, 7.63%, 03/29/41	4,672	4,767,618

Indonesia — 0.1%
Indonesia Government International Bond
1.85%, 03/12/31	495	377,980
2.15%, 07/28/31 (Call 04/28/31)	8,110	6,263,247
2.85%, 02/14/30	6,196	5,244,461
3.05%, 03/12/51(b)	2,445	1,480,362
3.20%, 09/23/61 (Call 03/23/61)	825	465,511
3.35%, 03/12/71	3,330	1,904,702
3.40%, 09/18/29	2,825	2,498,098
3.50%, 01/11/28	3,387	3,115,013
3.50%, 02/14/50(b)	3,886	2,515,183
3.55%, 03/31/32 (Call 12/31/31)	1,555	1,314,411

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
3.70%, 10/30/49(b)	$4,546	$3,051,894
3.85%, 10/15/30	9,950	8,840,677
4.10%, 04/24/28	4,885	4,592,809
4.15%, 09/20/27 (Call 06/20/27)	5,335	5,061,042
4.20%, 10/15/50(b)	6,555	4,792,560
4.30%, 03/31/52 (Call 09/30/51)	2,390	1,767,714
4.35%, 01/11/48	6,895	5,224,005
4.45%, 04/15/70	3,975	2,899,194
4.55%, 01/11/28 (Call 12/11/27)	1,035	993,571
4.65%, 09/20/32 (Call 06/20/32)	5,965	5,450,841
4.75%, 02/11/29	4,123	3,953,901
4.85%, 01/11/33 (Call 10/11/32)(b)	1,845	1,721,404
5.35%, 02/11/49	4,510	3,974,327
5.45%, 09/20/52 (Call 03/20/52)	2,015	1,774,977
5.65%, 01/11/53 (Call 07/11/52)	3,385	3,088,961

		82,366,845

Israel — 0.1%
Israel Government AID Bond, 5.50%, 12/04/23	25,000	24,996,045
Israel Government International Bond
2.75%, 07/03/30(b)	10,550	8,671,276
2.88%, 03/16/26	3,635	3,366,937
3.25%, 01/17/28(b)	3,845	3,442,148
3.88%, 07/03/50	8,490	5,588,101
4.13%, 01/17/48	2,530	1,754,677
4.50%, 01/17/33	7,220	6,336,071
4.50%, 01/30/43	5,463	4,233,955
4.50%, 04/03/2120(b)	3,193	2,095,868
State of Israel
2.50%, 01/15/30	2,905	2,364,708
3.38%, 01/15/50	6,333	3,815,967

		66,665,753

Italy — 0.0%
Republic of Italy Government International Bond
1.25%, 02/17/26	11,810	10,654,709
2.88%, 10/17/29	7,480	6,341,659
3.88%, 05/06/51	9,085	5,639,204
4.00%, 10/17/49	7,895	5,147,799
5.38%, 06/15/33	7,437	6,918,207

		34,701,578

Japan — 0.1%
Japan Bank for International Cooperation
0.63%, 07/15/25	2,823	2,600,104
1.25%, 01/21/31	7,185	5,411,829
1.88%, 07/21/26	6,215	5,668,653
1.88%, 04/15/31	19,608	15,364,961
2.00%, 10/17/29	4,397	3,660,894
2.13%, 02/10/25(b)	1,195	1,142,687
2.13%, 02/16/29	5,545	4,729,238
2.25%, 11/04/26	6,965	6,375,693
2.38%, 04/20/26	5,730	5,334,352
2.50%, 05/28/25	3,001	2,862,603
2.75%, 01/21/26(b)	5,345	5,046,857
2.75%, 11/16/27	5,950	5,425,712
2.88%, 04/14/25	380	365,412
2.88%, 06/01/27	5,968	5,509,505
2.88%, 07/21/27	5,037	4,643,367
3.25%, 07/20/28	2,080	1,905,375
3.50%, 10/31/28(b)	3,800	3,504,011
4.25%, 01/26/26	200	195,166
4.38%, 10/05/27	400	388,917

Security	Par (000)	Value

Japan (continued)
Japan International Cooperation Agency
1.00%, 07/22/30(b)	$3,206	$2,408,095
2.13%, 10/20/26	1,684	1,533,511
2.75%, 04/27/27(b)	1,845	1,696,195
3.25%, 05/25/27	3,275	3,056,683
3.38%, 06/12/28	1,780	1,636,959

		90,466,779

Mexico — 0.2%
Mexico Government International Bond
2.66%, 05/24/31 (Call 02/24/31)	6,852	5,321,441
3.25%, 04/16/30 (Call 01/16/30)	10,280	8,643,074
3.50%, 02/12/34 (Call 11/12/33)	9,243	7,040,426
3.75%, 01/11/28	8,345	7,692,255
3.77%, 05/24/61 (Call 11/24/60)	9,591	5,379,890
3.90%, 04/27/25 (Call 03/27/25)	1,975	1,928,491
4.13%, 01/21/26	9,386	9,137,258
4.15%, 03/28/27	9,325	8,938,570
4.28%, 08/14/41 (Call 02/14/41)	10,646	7,579,359
4.35%, 01/15/47(b)	2,932	1,985,771
4.40%, 02/12/52 (Call 08/12/51)	3,577	2,360,678
4.50%, 04/22/29	11,510	10,645,954
4.50%, 01/31/50 (Call 07/31/49)	7,741	5,315,061
4.60%, 01/23/46	8,439	5,974,659
4.60%, 02/10/48	7,086	4,944,151
4.75%, 04/27/32 (Call 01/27/32)	14,612	12,926,349
4.75%, 03/08/44	14,217	10,472,689
4.88%, 05/19/33 (Call 02/19/33)	4,718	4,136,356
5.00%, 04/27/51 (Call 10/27/50)(b)	8,184	6,015,815
5.40%, 02/09/28 (Call 01/09/28)	2,335	2,290,646
5.55%, 01/21/45(b)	10,685	8,863,071
5.75%, 10/12/2110	9,840	7,475,176
6.05%, 01/11/40	10,453	9,348,013
6.34%, 05/04/53 (Call 11/04/52)	12,116	10,511,814
6.35%, 02/09/35 (Call 11/09/34)	7,275	6,944,449
6.75%, 09/27/34	10,337	10,248,716
7.50%, 04/08/33	4,662	4,909,595
8.30%, 08/15/31	4,986	5,620,220
11.50%, 05/15/26(b)	713	823,025

		193,472,972

Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32 (Call 06/29/32)	10,855	7,348,618
3.16%, 01/23/30 (Call 10/23/29)	5,718	4,596,362
3.30%, 01/19/33 (Call 10/19/32)	7,180	5,279,930
3.75%, 03/16/25 (Call 12/16/24)	5,186	4,999,429
3.87%, 07/23/60 (Call 01/23/60)	10,718	5,644,134
3.88%, 03/17/28 (Call 12/17/27)	4,902	4,395,372
4.30%, 04/29/53	5,844	3,489,536
4.50%, 05/15/47 (Call 11/15/46)	3,706	2,387,894
4.50%, 04/16/50 (Call 10/16/49)	8,839	5,504,913
4.50%, 04/01/56 (Call 10/01/55)	8,920	5,409,210
4.50%, 01/19/63 (Call 07/19/62)	5,425	3,195,169
6.40%, 02/14/35 (Call 11/14/34)	7,380	6,719,639
6.70%, 01/26/36	6,806	6,354,256
6.85%, 03/28/54 (Call 09/28/53)	3,765	3,229,788
7.13%, 01/29/26	4,832	4,881,225
8.88%, 09/30/27	4,574	4,903,950
9.38%, 04/01/29	3,707	4,097,870

		82,437,295

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru — 0.1%
Peruvian Government International Bond
1.86%, 12/01/32 (Call 09/01/32)	$4,320	$3,040,758
2.39%, 01/23/26 (Call 12/23/25)(b)	3,071	2,851,000
2.78%, 01/23/31 (Call 10/23/30)	13,449	10,769,662
2.78%, 12/01/60 (Call 06/01/60)	7,203	3,616,352
2.84%, 06/20/30	2,557	2,112,209
3.00%, 01/15/34 (Call 10/15/33)	6,325	4,781,685
3.23%, 07/28/2121 (Call 01/28/21)	3,548	1,790,742
3.30%, 03/11/41 (Call 09/11/40)	5,256	3,481,538
3.55%, 03/10/51 (Call 09/10/50)(b)	6,058	3,808,376
3.60%, 01/15/72 (Call 07/15/71)	3,335	1,889,100
4.13%, 08/25/27(b)	3,158	3,004,076
5.63%, 11/18/50	7,670	6,764,098
6.55%, 03/14/37	4,881	4,916,556
7.35%, 07/21/25(b)	4,254	4,350,861
8.75%, 11/21/33	8,730	10,173,859

		67,350,872

Philippines — 0.1%
Bangko Sentral ng Pilipinas Bond, 8.60%, 06/15/27	210	237,126
Philippine Government International Bond
1.65%, 06/10/31	7,011	5,237,659
1.95%, 01/06/32	1,190	889,261
2.46%, 05/05/30	5,980	4,902,226
2.65%, 12/10/45	4,135	2,397,294
2.95%, 05/05/45	5,592	3,426,999
3.00%, 02/01/28	8,576	7,740,634
3.20%, 07/06/46	8,173	5,092,500
3.23%, 03/29/27	675	625,218
3.56%, 09/29/32	668	562,237
3.70%, 03/01/41	7,709	5,539,969
3.70%, 02/02/42	7,714	5,514,655
3.75%, 01/14/29	6,796	6,233,332
3.95%, 01/20/40	7,770	5,927,627
4.20%, 03/29/47	4,175	3,094,591
4.63%, 07/17/28	760	731,937
5.00%, 07/17/33	7,585	7,104,822
5.00%, 01/13/37	5,700	5,183,181
5.17%, 10/13/27	2,834	2,793,077
5.50%, 03/30/26	5,141	5,141,100
5.50%, 01/17/48	4,950	4,394,285
5.61%, 04/13/33	785	766,937
5.95%, 10/13/47	860	811,222
6.38%, 01/15/32	4,502	4,649,479
6.38%, 10/23/34	7,686	7,896,418
7.75%, 01/14/31	6,418	7,135,303
9.50%, 02/02/30	3,344	3,963,205
10.63%, 03/16/25	6,366	6,796,913

		114,789,207

Poland — 0.0%
Republic of Poland Government International Bond
3.25%, 04/06/26	7,420	7,038,939
4.88%, 10/04/33 (Call 07/04/33)	7,635	7,052,287
5.50%, 11/16/27 (Call 08/16/27)	1,151	1,156,376
5.50%, 04/04/53 (Call 10/04/52)	8,105	7,101,059
5.75%, 11/16/32 (Call 08/16/32)	4,955	4,904,595

		27,253,256

Security	Par (000)	Value

South Korea — 0.1%
Export-Import Bank of Korea
0.75%, 09/21/25	$965	$882,979
1.13%, 12/29/26	1,385	1,208,899
1.25%, 01/18/25	3,900	3,703,723
1.25%, 09/21/30	2,955	2,208,250
1.38%, 02/09/31	1,470	1,092,442
1.63%, 01/18/27	1,730	1,532,379
1.88%, 02/12/25	105	100,282
2.13%, 01/18/32(b)	1,555	1,189,905
2.38%, 04/21/27	1,700	1,531,600
2.50%, 06/29/41(b)	3,788	2,410,920
2.63%, 05/26/26	4,137	3,853,139
2.88%, 01/21/25	5,615	5,436,350
3.25%, 11/10/25(b)	4,450	4,254,485
3.25%, 08/12/26	3,795	3,570,632
4.25%, 09/15/27	320	305,562
4.50%, 09/15/32	2,290	2,092,494
5.00%, 01/11/28	690	676,383
5.13%, 09/18/28	90	88,397
5.13%, 01/11/33	3,670	3,506,519
5.13%, 09/18/33	535	507,775
5.38%, 09/18/25	110	109,841
Korea Development Bank (The)
0.80%, 04/27/26	1,420	1,264,199
1.38%, 04/25/27	2,160	1,877,942
1.75%, 02/18/25	200	190,406
4.00%, 09/08/25	770	748,557
4.25%, 09/08/32	5,830	5,218,905
4.38%, 02/15/28	480	458,807
4.38%, 02/15/33	6,995	6,296,472
Korea International Bond
1.00%, 09/16/30	1,775	1,345,157
1.75%, 10/15/31	2,745	2,125,601
2.50%, 06/19/29	3,725	3,247,202
2.75%, 01/19/27	3,775	3,502,091
3.50%, 09/20/28	1,745	1,618,358
3.88%, 09/20/48	933	701,171
4.13%, 06/10/44	1,421	1,147,183
5.63%, 11/03/25(b)	200	200,048

		70,205,055

Supranational — 0.7%
African Development Bank
0.88%, 03/23/26	5,255	4,757,857
0.88%, 07/22/26	6,303	5,638,350
3.38%, 07/07/25	505	489,773
4.38%, 11/03/27	2,740	2,686,650
Asian Development Bank
0.38%, 09/03/25	3,930	3,600,939
0.50%, 02/04/26	6,425	5,797,248
0.63%, 04/29/25	14,940	13,937,067
0.75%, 10/08/30	1,259	944,734
1.00%, 04/14/26	10,405	9,434,823
1.25%, 06/09/28	1,420	1,203,587
1.50%, 01/20/27	5,295	4,754,677
1.50%, 03/04/31	1,654	1,298,950
1.75%, 08/14/26	2,360	2,161,638
1.75%, 09/19/29	9,160	7,682,414
1.88%, 03/15/29	1,180	1,009,359
1.88%, 01/24/30	8,126	6,757,936
2.00%, 01/22/25	6,027	5,778,785
2.00%, 04/24/26	7,105	6,598,490

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
2.13%, 03/19/25(b)	$520	$497,548
2.38%, 08/10/27	1,340	1,225,942
2.50%, 11/02/27	6,342	5,792,671
2.63%, 01/12/27	5,774	5,378,757
2.75%, 01/19/28	7,350	6,726,071
2.88%, 05/06/25	2,425	2,339,312
3.13%, 08/20/27	2,300	2,160,543
3.13%, 09/26/28	1,024	942,570
3.13%, 04/27/32	825	714,489
3.88%, 09/28/32	2,550	2,330,212
5.82%, 06/16/28	5,545	5,708,327
6.22%, 08/15/27	900	932,324
6.38%, 10/01/28	615	642,506
Asian Infrastructure Investment Bank (The)
0.50%, 05/28/25	9,685	8,971,398
0.50%, 01/27/26	2,955	2,660,834
3.38%, 06/29/25	1,765	1,708,185
Council of Europe Development Bank
0.88%, 09/22/26	100	88,869
3.00%, 06/16/25	545	525,143
3.63%, 01/26/28	70	66,329
European Bank for Reconstruction & Development
0.50%, 05/19/25	9,290	8,622,033
0.50%, 11/25/25	940	855,553
0.50%, 01/28/26	393	354,653
1.50%, 02/13/25	1,230	1,170,413
4.38%, 03/09/28	150	146,451
European Investment Bank
0.38%, 12/15/25	3,070	2,781,151
0.38%, 03/26/26	3,771	3,376,963
0.63%, 07/25/25	12,462	11,525,353
0.63%, 10/21/27	972	824,390
0.75%, 10/26/26	7,455	6,596,240
0.75%, 09/23/30	1,065	805,921
0.88%, 05/17/30	5,285	4,081,695
1.25%, 02/14/31	12,374	9,611,421
1.38%, 03/15/27	17,480	15,575,373
1.63%, 03/14/25	18,658	17,743,436
1.63%, 10/09/29	4,370	3,644,172
1.63%, 05/13/31	145	114,997
1.75%, 03/15/29	7,415	6,316,039
1.88%, 02/10/25	11,743	11,241,536
2.13%, 04/13/26	6,260	5,840,593
2.38%, 05/24/27	4,016	3,687,188
2.75%, 08/15/25	2,075	1,989,889
3.25%, 11/15/27	980	922,245
3.75%, 02/14/33	11,820	10,710,051
4.88%, 02/15/36	7,321	7,133,192
Inter-American Development Bank
0.63%, 07/15/25	2,470	2,285,530
0.63%, 09/16/27(b)	1,425	1,213,214
0.88%, 04/03/25	10,430	9,788,622
0.88%, 04/20/26	14,575	13,173,288
1.13%, 07/20/28	10,190	8,552,591
1.13%, 01/13/31	15,635	11,987,265
1.50%, 01/13/27	280	251,506
1.75%, 03/14/25	14,224	13,546,000
2.00%, 06/02/26	7,383	6,833,522
2.00%, 07/23/26	4,648	4,289,032
2.13%, 01/15/25	12,511	12,030,850

Security	Par (000)	Value

Supranational (continued)
2.25%, 06/18/29	$8,149	$7,072,142
2.38%, 07/07/27	5,214	4,773,275
3.13%, 09/18/28	9,125	8,394,534
3.20%, 08/07/42	4,390	3,197,940
3.50%, 09/14/29	1,435	1,330,916
3.88%, 10/28/41	5,920	4,796,087
4.38%, 01/24/44	3,335	2,852,159
7.00%, 06/15/25(b)	10	10,224
Inter-American Investment Corp., 4.13%, 02/15/28	155	148,879
International Bank for Reconstruction & Development
0.38%, 07/28/25	16,405	15,090,332
0.50%, 10/28/25	22,256	20,321,328
0.63%, 04/22/25	31,115	29,058,260
0.65%, 02/10/26 (Call 11/10/23)	39	34,770
0.75%, 03/11/25	13,832	12,997,353
0.75%, 11/24/27	8,070	6,851,750
0.75%, 08/26/30	6,448	4,860,108
0.88%, 07/15/26	9,285	8,320,445
0.88%, 05/14/30	11,620	8,931,491
1.13%, 09/13/28	19,087	15,940,948
1.25%, 02/10/31	14,225	10,991,086
1.38%, 04/20/28	18,915	16,204,315
1.63%, 01/15/25	12,324	11,780,013
1.63%, 11/03/31(b)	21,034	16,427,072
1.75%, 10/23/29	12,877	10,762,526
1.88%, 10/27/26	6,275	5,738,415
2.13%, 03/03/25	6,489	6,216,703
2.50%, 11/25/24	16,574	16,059,884
2.50%, 07/29/25	18,884	18,033,748
2.50%, 11/22/27	16,375	14,958,071
2.50%, 03/29/32	1,741	1,442,076
3.13%, 11/20/25	2,796	2,686,789
3.13%, 06/15/27	8,735	8,217,332
3.63%, 09/21/29	5,910	5,521,413
4.75%, 02/15/35(b)	722	690,339
International Finance Corp.
0.38%, 07/16/25	1,332	1,227,473
0.75%, 10/08/26	1,450	1,284,616
0.75%, 08/27/30	940	709,298
2.13%, 04/07/26	983	916,766
3.63%, 09/15/25	605	588,317
Nordic Investment Bank
0.38%, 09/11/25	830	759,862
2.63%, 04/04/25	1,282	1,233,455
3.38%, 09/08/27	225	213,255
4.38%, 03/14/28	250	244,031

		661,457,471

Sweden — 0.0%
Svensk Exportkredit AB
0.50%, 08/26/25	5,395	4,944,272
0.63%, 05/14/25	6,870	6,379,569
2.25%, 03/22/27	2,238	2,041,109
4.13%, 06/14/28	950	911,577
4.38%, 02/13/26	2,725	2,670,297
4.63%, 11/28/25	2,195	2,165,711
4.88%, 10/04/30	135	131,731

		19,244,266

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45	$2,957	$2,339,932
4.38%, 10/27/27	14,625	14,450,547
4.38%, 01/23/31 (Call 10/23/30)	14,561	13,749,884
4.98%, 04/20/55	8,936	7,454,598
5.10%, 06/18/50	12,617	10,885,322
5.75%, 10/28/34 (Call 07/28/34)	3,845	3,849,768
7.63%, 03/21/36(b)	5,471	6,187,781

		58,917,832

Total Foreign Government Obligations — 2.0% (Cost: $2,109,932,311)		1,803,198,094

Municipal Debt Obligations

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, 2.65%, 09/01/37 (Call 09/01/31)	1,150	821,947

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District RB BAB, 4.84%, 01/01/41	1,875	1,632,079

California — 0.2%
Bay Area Toll Authority RB, 3.13%, 04/01/55 (Call 04/01/31)	470	280,939
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	4,735	4,883,577
Series S-1, 7.04%, 04/01/50	4,300	4,874,488
Series S-3, 6.91%, 10/01/50	3,105	3,435,407
California Earthquake Authority, 5.60%, 07/01/27	1,100	1,088,332
California Health Facilities Financing Authority
4.19%, 06/01/37 (Call 06/01/31)	325	273,283
4.35%, 06/01/41 (Call 06/01/31)	1,905	1,550,080
California State University RB Class B, 2.72%, 11/01/52	910	518,720
2.94%, 11/01/52 (Call 11/01/31)	1,000	588,714
Class B, 2.98%, 11/01/51 (Call 05/01/51)	3,315	2,003,285
5.18%, 11/01/53 (Call 11/01/33)	2,535	2,191,305
Series E, 2.90%, 11/01/51 (Call 11/01/30)	1,895	1,188,580
City of Los Angeles Department of Airports Customer Facility Charge Revenue RB, 4.24%, 05/15/48 (Call 05/15/32) (AGM)	455	348,813
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, Series B, 6.00%, 11/01/40	2,500	2,473,721
East Bay Municipal Utility District Water System Revenue RB BAB, Series B, 5.87%, 06/01/40	4,480	4,447,886
Foothill-Eastern Transportation Corridor Agency RB
3.92%, 01/15/53 (Call 01/15/30)	1,025	694,699
Series A, 4.09%, 01/15/49 (Call 01/15/30)	2,040	1,451,832
Golden State Tobacco Securitization Corp. RB
Class B, 2.75%, 06/01/34 (Call 06/01/31)	1,270	971,314
Class B, 3.00%, 06/01/46	680	599,838
3.12%, 06/01/38 (Call 06/01/31) (SAP)	1,000	696,761
Class B, 3.29%, 06/01/42 (Call 06/01/31)	2,790	1,858,946
3.49%, 06/01/36 (Call 12/01/31)	230	165,712
3.71%, 06/01/41 (Call 12/01/31)	830	556,608
3.85%, 06/01/50 (Call 12/01/31)	1,190	1,083,370

Security	Par (000)	Value

California (continued)
4.21%, 06/01/50 (Call 12/01/31)	$1,535	$999,911
Los Angeles Community College District/CA GO
1.81%, 08/01/30	5,000	4,030,670
2.11%, 08/01/32 (Call 08/01/30)(b)	3,000	2,311,054
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	1,100	1,199,659
Los Angeles County Metropolitan Transportation Authority RB BAB, Series A, 5.74%, 06/01/39	2,315	2,248,105
Los Angeles County Public Works Financing Authority RB BAB, 7.62%, 08/01/40	1,150	1,295,257
Los Angeles Department of Water & Power, RB
Series A, 5.72%, 07/01/39	2,100	2,040,536
Series A, 6.60%, 07/01/50	385	410,904
Series D, 6.57%, 07/01/45	2,970	3,107,563
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	4,760	4,706,261
5.76%, 07/01/29	2,170	2,161,843
Series RY, 6.76%, 07/01/34(b)	5,025	5,302,157
Regents of the University of California Medical Center Pooled Revenue RB
3.01%, 05/15/50 (Call 11/15/49)	1,400	827,761
Class A, 3.71%, 05/15/20 (Call 11/15/19)	2,600	1,521,830
4.13%, 05/15/32 (Call 02/15/32)	1,550	1,379,150
4.56%, 05/15/53	895	708,145
Series N, Class A, 3.26%, 05/15/60 (Call 11/15/59)(b)	1,835	1,060,038
Regents of the University of California Medical Center Pooled Revenue RB BAB
Series H, Class H, 6.55%, 05/15/48	2,575	2,692,601
Series F, 6.58%, 05/15/49	3,015	3,168,734
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	1,905	1,865,350
San Diego County Water Authority RB BAB, Series B, 6.14%, 05/01/49	2,350	2,400,289
San Joaquin Hills Transportation Corridor Agency RB, 3.49%, 01/15/50 (Call 01/15/32) .	1,600	1,047,851
State of California, 5.20%, 03/01/43 (Call 03/01/33)	1,790	1,573,121
State of California GO
1.70%, 02/01/28	140	121,222
2.50%, 10/01/29	6,000	5,090,881
3.38%, 04/01/25	3,000	2,916,223
3.50%, 04/01/28	910	847,326
4.50%, 04/01/33 (Call 04/01/28)(b)	2,750	2,490,464
4.60%, 04/01/38 (Call 04/01/28)	2,170	1,888,710
5.13%, 03/01/38 (Call 03/01/33)	1,000	909,920
5.75%, 10/01/31	1,400	1,401,664
Series A, 3.05%, 04/01/29	1,110	989,231
State of California GO BAB
7.30%, 10/01/39	5,220	5,727,326
7.35%, 11/01/39(b)	3,130	3,437,345
7.50%, 04/01/34(b)	8,325	9,288,356
7.55%, 04/01/39	12,470	14,087,667
7.60%, 11/01/40	7,575	8,628,020
7.63%, 03/01/40	4,350	4,932,678
University of California RB
Series AD, 4.86%, 05/15/12	3,285	2,535,679
Series AQ, 4.77%, 05/15/15(b)	835	628,194
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	2,925	2,802,157
Series BD, 3.35%, 07/01/29(b)	4,730	4,184,192

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series BG, 0.88%, 05/15/25 (Call 04/15/25)	$950	$883,397
Series BG, 1.32%, 05/15/27 (Call 03/15/27)	775	672,894
Series BG, 1.61%, 05/15/30 (Call 02/15/30)	2,990	2,315,498
Series BG, 3.07%, 05/15/51 (Call 05/15/31)	3,110	1,813,559
University of California RB BAB, 5.95%, 05/15/45	3,255	3,171,659

		168,049,262

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue RB BAB, Series B, 5.84%, 11/01/50	700	686,937

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32(b)	4,015	4,020,515

District of Columbia — 0.0%
District of Columbia RB BAB, Series E, 5.59%, 12/01/34	700	689,119
District of Columbia Water & Sewer Authority RB
3.21%, 10/01/48 (Call 10/01/29)	1,000	667,437
4.81%, 10/01/14	1,690	1,343,953
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB BAB, 7.46%, 10/01/46	1,300	1,452,890

		4,153,399

Florida — 0.0%
County of Broward FL Airport System Revenue RB, 3.48%, 10/01/43 (Call 10/01/29)	250	186,817
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41 (Call 10/01/28)	985	797,127
County of Miami-Dade FL Transit System RB, Series B, 2.60%, 07/01/42 (Call 07/01/30)	1,300	840,856
County of Miami-Dade FL Water & Sewer System Revenue RB, 3.49%, 10/01/42 (Call 10/01/29)	1,265	931,835
State Board of Administration Finance Corp. RB
1.26%, 07/01/25(b)	4,385	4,085,438
1.71%, 07/01/27	3,250	2,818,194
2.15%, 07/01/30(b)	4,902	3,889,475

		13,549,742

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue RB, 2.26%, 11/01/35 (Call 11/01/30)	1,330	975,484
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	3,789	3,852,129
Project M, Series 2010-A, 6.66%, 04/01/57	3,316	3,371,683
Project P, Series 2010-A, 7.06%, 04/01/57	313	299,066

		8,498,362

Idaho — 0.0%
Idaho Energy Resources Authority RB, 2.86%, 09/01/46	580	359,844

Illinois — 0.1%
Chicago O’Hare International Airport RB
Series C, 4.47%, 01/01/49(b)	1,050	841,356
Series C, 4.57%, 01/01/54(b)	2,450	1,958,197
Chicago O’Hare International Airport RB BAB, Series B, 6.40%, 01/01/40	500	528,461

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue RB
Series A, 6.90%, 12/01/40	$4,430	$4,618,013
Series B, 6.90%, 12/01/40(b)	3,750	3,909,619
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	1,820	1,835,610
Sales Tax Securitization Corp. RB
3.24%, 01/01/42	5,125	3,642,647
3.82%, 01/01/48	135	97,169
State of Illinois GO, 5.10%, 06/01/33(b)	30,923	28,707,237
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35	3,343	3,413,719

		49,552,028

Indiana — 0.0%
Indiana Finance Authority RB, 3.05%, 01/01/51 .	645	423,131

Kansas — 0.0%
Kansas Development Finance Authority RB, 2.77%, 05/01/51	605	372,315
State of Kansas Department of Transportation RB BAB, 4.60%, 09/01/35	500	457,224

		829,539

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Auth
5.05%, 12/01/34	1,705	1,627,565
5.08%, 06/01/31	1,660	1,634,254
5.20%, 12/01/39	3,975	3,725,011
Louisiana Local Government Environmental Facilities & Community Development Authority RB
3.62%, 02/01/29	1,390	1,338,628
4.15%, 02/01/33	2,280	2,112,694
4.28%, 02/01/36	1,560	1,386,408
4.48%, 08/01/39	1,710	1,492,313
State of Louisiana Gasoline & Fuels Tax Revenue RB, 2.95%, 05/01/41	1,185	798,313

		14,115,186

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Class D, 3.05%, 07/01/40 (Call 01/01/40)	2,500	1,664,622
Maryland State Transportation Authority RB BAB, 5.89%, 07/01/43	1,500	1,449,143

		3,113,765

Massachusetts — 0.0%
Commonwealth of Massachusetts GO, 4.91%, 05/01/29	1,950	1,890,673
Commonwealth of Massachusetts GOL
2.51%, 07/01/41 (Call 07/01/30)	540	352,025
2.90%, 09/01/49	2,675	1,650,687
Series D, 2.66%, 09/01/39	1,950	1,419,613
Commonwealth of Massachusetts GOL BAB, Series E, 5.46%, 12/01/39	3,700	3,549,638
Commonwealth of Massachusetts RB, 3.77%, 07/15/29	2,900	2,686,862
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB, Series A, 5.73%, 06/01/40	1,435	1,390,094

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts School Building Authority RB 3.40%, 10/15/40 (Call 10/15/29)	$1,755	$1,316,571
Series B, 1.75%, 08/15/30	2,050	1,648,692
Massachusetts School Building Authority RB BAB, Series B, 5.72%, 08/15/39	1,060	1,028,596
Massachusetts Water Resources Authority RB, 2.82%, 08/01/41 (Call 08/01/31)	925	655,980

		17,589,431

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue RB, 3.06%, 07/01/39	1,685	1,196,358
Great Lakes Water Authority Water Supply System Revenue RB, 3.47%, 07/01/41 (Call 07/01/30)	575	428,575
Michigan Finance Authority RB
3.08%, 12/01/34	2,110	1,652,986
3.38%, 12/01/40	845	610,875
Michigan State Building Authority RB, 2.71%, 10/15/40 (Call 10/15/30)	1,250	837,867
Michigan State University RB, 4.17%, 08/15/22 (Call 02/15/22)	2,675	1,782,591
Michigan Strategic Fund RB, 3.23%, 09/01/47 (Call 09/01/31)	460	310,336
University of Michigan RB
3.50%, 04/01/52 (Call 10/01/51)(b)	1,089	741,571
3.60%, 04/01/47	1,800	1,378,786
4.45%, 04/01/22 (Call 10/01/21)	4,080	2,960,632
Series B, 2.44%, 04/01/40 (Call 10/01/39)	2,862	1,850,281

		13,750,858

Minnesota — 0.0%
University of Minnesota RB, 4.05%, 04/01/52 (Call 10/01/51)(b)	1,924	1,434,148

Mississippi — 0.0%
State of Mississippi GO BAB, Series F, 5.25%, 11/01/34	1,000	982,051

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 3.65%, 08/15/57 (Call 02/15/57)	4,730	3,156,560

Nebraska — 0.0%
University of Nebraska Facilities Corp. RB (The), Series A, Class A, 3.04%, 10/01/49	2,000	1,301,495

Nevada — 0.0%
County of Clark Department of Aviation RB BAB, Series C, 6.82%, 07/01/45	850	919,465

New Jersey — 0.1%
New Jersey Economic Development Authority RB, Series A, 7.43%, 02/15/29 (NPFGC)	5,874	6,125,981
New Jersey State Turnpike Authority RB BAB, Series F, 7.41%, 01/01/40(b)	6,979	7,836,837
New Jersey Transportation Trust Fund Authority RB BAB
Series B, 6.56%, 12/15/40	2,650	2,702,432
Series C, 5.75%, 12/15/28	2,900	2,892,018
New Jersey Turnpike Authority RB BAB, Series A, 7.10%, 01/01/41	4,730	5,157,683

Security	Par (000)	Value

New Jersey (continued)
Rutgers The State University of New Jersey RB 3.27%, 05/01/43	$1,000	$715,208
Series P, 3.92%, 05/01/19 (Call 11/01/18)(b)	1,475	895,221
Rutgers The State University of New Jersey RB BAB, Class H, 5.67%, 05/01/40	900	877,843

		27,203,223

New York — 0.1%
City of New York NY, 5.26%, 10/01/52	500	452,292
City of New York NY GO BAB
Series A-2, 5.21%, 10/01/31	2,000	1,949,738
Series C-1, 5.52%, 10/01/37	3,000	2,873,400
Series F1, 6.27%, 12/01/37	2,755	2,809,089
Metropolitan Transportation Authority RB, Series C2, 5.18%, 11/15/49	3,880	3,248,092
Metropolitan Transportation Authority RB BAB 7.34%, 11/15/39	3,265	3,645,180
Series 2010-A, 6.67%, 11/15/39	50	50,083
Series A, 5.87%, 11/15/39	160	150,775
Series B, 6.65%, 11/15/39	220	216,754
Series E, 6.81%, 11/15/40	1,630	1,634,053
New York City Municipal Water Finance Authority RB
5.44%, 06/15/43(b)	1,385	1,279,439
5.72%, 06/15/42(b)	3,145	3,005,841
5.88%, 06/15/44	3,200	3,107,211
6.01%, 06/15/42(b)	1,860	1,836,214
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	2,235	2,140,528
5.57%, 11/01/38	2,100	2,027,069
Series C-2, 5.77%, 08/01/36	1,815	1,799,727
New York State Dormitory Authority RB BAB
Series D, 5.60%, 03/15/40	2,325	2,241,898
Series F, 5.63%, 03/15/39	2,725	2,647,865
New York State Thruway Authority RB Class M, 2.90%, 01/01/35	2,000	1,586,168
Series M, 3.50%, 01/01/42 (Call 01/01/30)	1,005	756,135
New York State Urban Development Corp. RB, Series B, 3.90%, 03/15/33 (Call 09/15/28)	290	254,794
New York State Urban Development Corp. RB BAB, 5.77%, 03/15/39	6,015	5,934,712
Port Authority of New York & New Jersey RB
3.14%, 02/15/51 (Call 08/15/31)	1,145	730,531
3.29%, 08/01/69(b)	1,300	749,424
4.03%, 09/01/48	1,440	1,067,730
5.07%, 07/15/53(b)	2,820	2,472,731
Series 164, 5.65%, 11/01/40	2,255	2,148,559
Series 165, 5.65%, 11/01/40(b)	1,795	1,710,585
Series 168, 4.93%, 10/01/51	2,500	2,132,259
Series 174, 4.46%, 10/01/62	6,585	5,018,333
Series 181, 4.96%, 08/01/46(b)	2,000	1,707,048
Series 182, 5.31%, 08/01/46 (Call 08/01/24)	1,000	893,666
Series 192, 4.81%, 10/15/65	4,235	3,463,212
Series 225, 3.18%, 07/15/60 (Call 07/15/31)	675	383,238

		68,124,373

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The) RB, 3.20%, 01/15/51 (Call 01/15/50)	1,100	687,470

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 0.0%
American Municipal Power Inc. RB BAB 5.94%, 02/15/47	$1,300	$1,251,231
Series B, 8.08%, 02/15/50	4,075	4,931,073
JobsOhio Beverage System RB
2.83%, 01/01/38	1,950	1,413,780
4.43%, 01/01/33	310	294,826
Series B, 4.53%, 01/01/35	2,400	2,196,224
Ohio State University (The) RB, Series A, 4.80%, 06/01/11	350	272,311
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40(b)	1,905	1,674,763
Ohio Turnpike & Infrastructure Commission RB, Series A, Class A, 3.22%, 02/15/48 (Call 02/15/30)(b)	1,775	1,138,478

		13,172,686

Oklahoma — 0.0%
Oklahoma Development Finance Authority RB
4.38%, 11/01/45	715	610,632
4.62%, 06/01/44	1,655	1,434,745
4.71%, 05/01/52	520	441,460
5.09%, 02/01/52	680	587,893

		3,074,730

Oregon — 0.0%
Oregon School Boards Association RB
Series B, 5.55%, 06/30/28 (NPFGC)	50	49,838
Series B, 5.68%, 06/30/28 (NPFGC)	1,000	1,000,422
Oregon State University RB, 3.42%, 03/01/60 (Call 03/01/30) (BAM)	1,100	691,590
State of Oregon Department of Transportation RB BAB, Series 2010-A, 5.83%, 11/15/34	2,085	2,100,864
State of Oregon GO, 5.89%, 06/01/27	8,020	8,090,512

		11,933,226

Pennsylvania — 0.0%
City of Philadelphia PA Water & Wastewater Revenue RB, 2.93%, 07/01/45 (Call 07/01/31)	1,030	668,862
Commonwealth Financing Authority RB
Class A, 2.99%, 06/01/42(b)	1,130	751,095
Series A, 4.14%, 06/01/38	50	41,356
Pennsylvania State University (The) RB 2.79%, 09/01/43	1,750	1,169,002
2.84%, 09/01/50	975	583,605
Pennsylvania Turnpike Commission RB BAB, Series B, 5.51%, 12/01/45	1,000	920,242
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 3.56%, 09/15/19 (Call 03/15/19)	2,000	1,152,210

		5,286,372

South Carolina — 0.0%
South Carolina Public Service Authority, Series C, 6.45%, 01/01/50	1,000	973,573

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	1,000	954,386

Security	Par (000)	Value

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB
5.81%, 02/01/41	$1,875	$1,796,376
Series C, 5.99%, 02/01/39	1,000	987,680
Dallas Area Rapid Transit RB, 2.61%, 12/01/48 (Call 12/01/31)(b)	2,895	1,751,916
Dallas Area Rapid Transit RB BAB 5.02%, 12/01/48(b)	3,250	2,881,562
Series B, 6.00%, 12/01/44	400	404,829
Dallas Convention Center Hotel Development Corp. RB BAB, 7.09%, 01/01/42	700	726,736
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	1,250	1,193,382
Dallas Fort Worth International Airport RB
2.84%, 11/01/46 (Call 11/01/31)	220	141,964
Class A, 2.99%, 11/01/38	1,200	904,071
4.09%, 11/01/51	1,245	922,020
4.51%, 11/01/51 (Call 11/01/32)	3,305	2,637,170
Series A, Class A, 3.14%, 11/01/45	1,405	944,570
Series C, Class C, 2.92%, 11/01/50(b)	2,670	1,679,399
Series C, Class C, 3.09%, 11/01/40 (Call 11/01/30)	340	237,080
Dallas Independent School District GO BAB, Series C, 6.45%, 02/15/35 (Call 12/01/23) (PSF)	400	398,897
Grand Parkway Transportation Corp. RB, 3.24%, 10/01/52 (Call 04/01/30)	4,805	2,938,614
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	4,120	4,477,926
Permanent University Fund - Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	2,000	1,500,719
Permanent University Fund - University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	2,125	1,481,175
State of Texas GO BAB
5.52%, 04/01/39(b)	5,300	5,082,751
Series A, 4.63%, 04/01/33	1,255	1,183,938
Series A, 4.68%, 04/01/40	2,250	2,024,159
Texas Natural Gas Securitization Finance Corp.
5.10%, 04/01/35	6,495	6,294,278
5.17%, 04/01/41	6,200	5,746,262
Texas Private Activity Bond Surface Transportation Corp. RB, Series B, 3.92%, 12/31/49	3,350	2,391,428
Texas Transportation Commission GO, 2.47%, 10/01/44 (Call 10/01/30)	2,505	1,509,792
Texas Transportation Commission State Highway Fund RB
4.00%, 10/01/33	2,775	2,460,542
First Class, 5.18%, 04/01/30	5,115	5,043,212
University of Texas System (The) RB, Series B, 2.44%, 08/15/49 (Call 02/15/49)	765	427,948
University of Texas System (The) RB BAB, Series C, 4.79%, 08/15/46	2,400	2,150,589

		62,320,985

Virginia — 0.0%
University of Virginia RB
2.26%, 09/01/50 (Call 03/01/50)(b)	2,790	1,444,478
2.58%, 11/01/51 (Call 05/01/51)(b)	1,000	555,994
Series A, 3.23%, 09/01/19 (Call 03/01/19)	790	424,207

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Series C, 4.18%, 09/01/17 (Call 03/01/17)	$840	$581,878

		3,006,557

Washington — 0.0%
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue RB BAB, 5.49%, 11/01/39	1,200	1,132,444
State of Washington GO BAB, Series F, 5.14%, 08/01/40	2,165	1,979,067

		3,111,511

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	190	189,763
Series C, 3.15%, 05/01/27	2,580	2,396,685

		2,586,448

Total Municipal Debt Obligations — 0.6% (Cost: $631,776,315)		511,375,284

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 27.0%
Federal Home Loan Mortgage Corp.
2.00%, 10/01/37	9,805	8,301,242
2.00%, 02/01/52	21,500	15,856,992
2.00%, 06/01/52	48,056	35,306,250
2.50%, 10/01/27	78	73,884
2.50%, 02/01/28	1,005	954,034
2.50%, 01/01/30	8,595	8,033,871
2.50%, 03/01/31	83	76,384
2.50%, 08/01/31	2,738	2,524,369
2.50%, 10/01/31	6,171	5,655,727
2.50%, 11/01/31	36	33,067
2.50%, 12/01/31	9,205	8,424,346
2.50%, 02/01/32	11,387	10,440,874
2.50%, 08/01/32	133	121,085
2.50%, 01/01/33	9,993	9,121,396
2.50%, 02/01/33	26	23,416
2.50%, 04/01/33	1,183	1,042,016
2.50%, 03/01/37	11,169	9,740,961
2.50%, 03/01/51	10,132	7,837,966
2.50%, 10/01/51	21,865	16,855,928
2.50%, 04/01/53	142,922	109,728,616
3.00%, 11/01/26	163	158,521
3.00%, 01/01/27	76	73,143
3.00%, 02/01/27	186	180,237
3.00%, 04/01/27	127	122,022
3.00%, 05/01/27	1,094	1,052,215
3.00%, 06/01/27	1,011	972,264
3.00%, 07/01/27	46	44,212
3.00%, 08/01/27	141	135,732
3.00%, 09/01/27	615	589,388
3.00%, 11/01/27	257	246,456
3.00%, 12/01/27	113	107,648
3.00%, 01/01/28	29	27,520
3.00%, 11/01/28	117	111,481
3.00%, 01/01/29	165	157,290
3.00%, 03/01/29	502	477,514
3.00%, 05/01/29	19,835	18,970,108
3.00%, 05/01/30	3,308	3,117,789
3.00%, 06/01/30	1,814	1,721,173
3.00%, 07/01/30	3,864	3,640,112

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/01/30	$9,421	$8,845,648
3.00%, 02/01/31	2,900	2,717,272
3.00%, 05/01/31	6,075	5,682,162
3.00%, 06/01/31	4,466	4,175,836
3.00%, 08/01/31	37	34,246
3.00%, 12/01/31	25	23,294
3.00%, 02/01/32	83	77,213
3.00%, 07/01/32	6,875	6,401,128
3.00%, 09/01/32	9	8,369
3.00%, 02/01/33	16	14,230
3.00%, 05/01/33	1,600	1,446,896
3.00%, 07/01/37	662	592,939
3.00%, 06/01/42	445	373,886
3.00%, 10/01/42	184	154,524
3.00%, 01/01/43	478	400,960
3.00%, 02/01/43	11,796	9,907,443
3.00%, 12/01/44	33	27,564
3.00%, 04/01/45	281	231,430
3.00%, 08/01/45	177	146,087
3.00%, 12/01/45	14	11,206
3.00%, 01/01/46	981	809,495
3.00%, 02/01/46	117	96,813
3.00%, 07/01/46	2,278	1,878,139
3.00%, 08/01/46	40,856	33,684,871
3.00%, 09/01/46	16,283	13,564,069
3.00%, 10/01/46	31,818	26,238,840
3.00%, 11/01/46	24,025	19,807,832
3.00%, 12/01/46	54,726	45,120,687
3.00%, 01/01/47	12,815	10,565,773
3.00%, 02/01/47	27,422	22,608,275
3.00%, 03/01/47	137	113,327
3.00%, 04/01/47	355	292,821
3.00%, 05/01/47	21,559	17,780,056
3.00%, 06/01/47	22,098	18,218,888
3.00%, 08/01/47	2,836	2,338,073
3.00%, 09/01/47	632	521,627
3.00%, 10/01/47	7,162	5,904,602
3.00%, 11/01/47	13	10,996
3.00%, 01/01/48	14	11,708
3.00%, 11/01/48	1,076	877,975
3.00%, 03/01/49	183	148,785
3.00%, 05/01/49	222	181,886
3.00%, 06/01/49	167	135,989
3.00%, 10/01/50	25,673	20,781,462
3.00%, 12/01/50	8,172	6,614,711
3.00%, 07/01/51	24,337	19,708,364
3.00%, 02/01/52	70,845	57,483,055
3.00%, 03/01/52	6,370	5,127,809
3.00%, 05/01/52	4,468	3,594,961
3.50%, 11/01/25	434	423,539
3.50%, 03/01/26	491	480,696
3.50%, 06/01/26	111	107,912
3.50%, 03/01/32	613	571,114
3.50%, 05/01/32	1,668	1,574,593
3.50%, 09/01/32	1,466	1,384,982
3.50%, 06/01/33	100	93,188
3.50%, 07/01/33	5,430	5,051,829
3.50%, 11/01/33	16	14,642
3.50%, 06/01/34	4,707	4,344,143
3.50%, 03/01/38	3,394	3,081,239
3.50%, 06/01/38	903	815,083

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 09/01/38	$598	$539,416
3.50%, 02/01/42	52	45,486
3.50%, 05/01/42	5	4,762
3.50%, 09/01/42	8	7,127
3.50%, 10/01/42	6,948	6,038,241
3.50%, 11/01/42	533	463,415
3.50%, 01/01/43	10	8,554
3.50%, 04/01/43	3,772	3,265,660
3.50%, 06/01/43	747	646,729
3.50%, 07/01/43	1,250	1,082,447
3.50%, 08/01/43	4,505	3,900,515
3.50%, 10/01/43	1,006	870,831
3.50%, 01/01/44	11,648	10,114,659
3.50%, 02/01/44	6,151	5,326,321
3.50%, 09/01/44	4,820	4,164,294
3.50%, 10/01/44	6,894	5,932,298
3.50%, 11/01/44	85	73,275
3.50%, 12/01/45	8,967	7,663,655
3.50%, 01/01/46	218	186,994
3.50%, 03/01/46	24,758	21,298,357
3.50%, 05/01/46	3,239	2,779,941
3.50%, 06/01/46	95	80,823
3.50%, 07/01/46	4,359	3,733,881
3.50%, 08/01/46	2,987	2,556,891
3.50%, 09/01/46	4,738	4,065,270
3.50%, 10/01/46	1,230	1,050,434
3.50%, 11/01/46	634	541,072
3.50%, 12/01/46	3,600	3,078,933
3.50%, 01/01/47	1,875	1,599,914
3.50%, 02/01/47	4,895	4,181,935
3.50%, 03/01/47	3,174	2,709,855
3.50%, 04/01/47	7,008	5,977,774
3.50%, 05/01/47	1,465	1,255,344
3.50%, 07/01/47	6,104	5,205,186
3.50%, 08/01/47	17,495	15,060,270
3.50%, 09/01/47	23,051	19,696,116
3.50%, 12/01/47	3,957	3,373,729
3.50%, 01/01/48	18,189	15,652,086
3.50%, 02/01/48	19,123	16,269,628
3.50%, 03/01/48	7,991	6,797,862
3.50%, 04/01/48	1,826	1,570,192
3.50%, 05/01/48	8,903	7,560,549
3.50%, 04/01/49	1,236	1,055,349
3.50%, 05/01/49	3,670	3,119,767
3.50%, 06/01/49	1,713	1,462,448
3.50%, 05/01/51	6,499	5,498,852
4.00%, 05/01/25	43	42,030
4.00%, 10/01/25	279	273,578
4.00%, 02/01/26	191	187,150
4.00%, 05/01/26	328	321,607
4.00%, 12/01/32	1,156	1,102,512
4.00%, 05/01/33	1,855	1,756,467
4.00%, 09/01/41	2,667	2,407,699
4.00%, 02/01/42	2,194	1,980,476
4.00%, 03/01/42	477	429,837
4.00%, 06/01/42	3,186	2,875,383
4.00%, 08/01/42	1,368	1,231,711
4.00%, 07/01/44	3,575	3,193,105
4.00%, 01/01/45	943	839,692
4.00%, 02/01/45	1,287	1,148,962
4.00%, 06/01/45	2,011	1,784,635

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 08/01/45	$3,391	$3,008,432
4.00%, 09/01/45	5,609	4,975,680
4.00%, 01/01/46	1,451	1,287,154
4.00%, 02/01/46	147	129,880
4.00%, 03/01/46	325	287,167
4.00%, 05/01/46	3,321	2,938,588
4.00%, 06/01/46	87	76,477
4.00%, 07/01/46	2,812	2,503,181
4.00%, 08/01/46	87	77,379
4.00%, 10/01/46	2,676	2,374,273
4.00%, 11/01/46	7,623	6,746,337
4.00%, 02/01/47	3,160	2,796,709
4.00%, 08/01/47	232	204,788
4.00%, 10/01/47	709	626,931
4.00%, 11/01/47	1,304	1,152,857
4.00%, 01/01/48	5,209	4,602,646
4.00%, 02/01/48	7,684	6,799,829
4.00%, 04/01/48	161	141,346
4.00%, 06/01/48	14,197	12,574,658
4.00%, 07/01/48	13,142	11,591,099
4.00%, 08/01/48	1,706	1,505,054
4.00%, 09/01/48	3,365	2,967,799
4.00%, 10/01/48	1,807	1,596,158
4.00%, 12/01/48	8,988	7,928,366
4.00%, 01/01/49	1,446	1,275,265
4.03%, 11/01/40(a)	11	10,941
4.15%, 11/01/40(a)	114	113,346
4.15%, 01/01/42(a)	44	43,544
4.50%, 07/01/24	22	22,548
4.50%, 08/01/24	6	5,553
4.50%, 09/01/24	20	20,239
4.50%, 10/01/24	19	19,148
4.50%, 08/01/30	980	943,462
4.50%, 03/01/39	934	876,858
4.50%, 05/01/39	1,092	1,025,931
4.50%, 10/01/39	656	615,587
4.50%, 01/01/40	199	187,316
4.50%, 02/01/41	1,400	1,303,567
4.50%, 04/01/41	42	38,999
4.50%, 05/01/41	3,408	3,173,790
4.50%, 05/01/42	3,491	3,250,396
4.50%, 01/01/45	2,525	2,331,288
4.50%, 11/01/45	169	155,603
4.50%, 12/01/45	132	122,207
4.50%, 01/01/46	3,895	3,596,733
4.50%, 03/01/46	189	173,772
4.50%, 04/01/46	551	503,352
4.50%, 05/01/46	354	323,842
4.50%, 07/01/46	107	97,336
4.50%, 08/01/46	294	268,947
4.50%, 09/01/46	2,389	2,205,990
4.50%, 05/01/47	2,076	1,896,696
4.50%, 06/01/47	1,165	1,063,573
4.50%, 11/01/47	133	119,785
4.50%, 05/01/48	6,665	6,079,217
4.50%, 06/01/48	5,315	4,832,490
4.50%, 07/01/48	3,780	3,435,733
4.50%, 09/01/48	179	163,615
4.50%, 10/01/48	7,094	6,476,096
4.50%, 11/01/48	32	29,380
4.50%, 12/01/48	6,589	6,009,562

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 01/01/49	$1,474	$1,344,277
4.50%, 05/01/49	13	12,099
4.50%, 06/01/52	33,462	29,919,308
4.50%, 08/01/53	6,086	5,445,536
4.53%, 11/01/40(a)	289	288,975
4.89%, 12/01/38(a)	483	479,998
4.94%, 05/01/42(a)	314	313,534
5.00%, 08/01/25	224	221,301
5.00%, 04/01/33	2,495	2,450,479
5.00%, 06/01/33	307	301,356
5.00%, 12/01/33	628	616,342
5.00%, 07/01/35	1,150	1,125,136
5.00%, 01/01/36	548	535,813
5.00%, 01/01/37	64	63,012
5.00%, 02/01/37	65	63,136
5.00%, 02/01/38	342	333,965
5.00%, 03/01/38	2,373	2,298,922
5.00%, 12/01/38	289	280,944
5.00%, 03/01/40	77	73,849
5.00%, 08/01/40	327	313,780
5.00%, 09/01/40	1,445	1,387,864
5.00%, 08/01/41	411	394,424
5.00%, 09/01/47	333	313,375
5.00%, 03/01/48	233	219,479
5.00%, 04/01/48	4,319	4,059,793
5.00%, 05/01/48	1,357	1,275,758
5.00%, 07/01/48	822	773,018
5.00%, 10/01/48	638	599,834
5.00%, 11/01/48	881	828,796
5.00%, 04/01/49	404	380,899
5.00%, 06/01/49	866	813,124
5.00%, 03/01/53	26,565	24,531,190
5.00%, 05/01/53	16,204	14,954,336
5.00%, 06/01/53	99,531	91,916,962
5.00%, 07/01/53	26,826	24,780,281
5.42%, 08/01/41(a)	161	160,235
5.50%, 02/01/34	1,083	1,081,823
5.50%, 05/01/35	878	876,934
5.50%, 06/01/35	487	486,662
5.50%, 05/01/36	600	596,052
5.50%, 07/01/36	1,046	1,039,180
5.50%, 03/01/38	953	944,148
5.50%, 04/01/38	217	214,756
5.50%, 01/01/39	507	506,851
5.50%, 11/01/39	527	523,140
5.50%, 04/01/53	19,627	18,696,924
5.50%, 05/01/53	19,081	18,176,345
5.50%, 06/01/53	18,510	17,596,134
5.50%, 08/01/53	3,229	3,065,318
5.99%, 11/01/41(a)	155	154,201
6.00%, 10/01/36	576	584,210
6.00%, 02/01/37	482	490,872
6.00%, 11/01/37	1,677	1,710,109
6.00%, 09/01/38	25	25,113
6.00%, 01/01/53	12,946	12,658,582
6.00%, 05/01/53	3,415	3,338,822
6.00%, 07/01/53	38,508	37,707,765
6.00%, 08/01/53	150,730	147,565,666
6.13%, 09/01/41(a)	212	209,635
6.50%, 09/01/53	14,996	15,021,004

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association
2.00%, 03/01/37	$2,499	$2,124,231
2.50%, 09/01/50	8,513	6,592,467
2.50%, 01/01/52	38,313	29,592,146
2.50%, 02/01/52	35,125	27,078,457
2.50%, 07/01/52	13,683	10,521,467
3.00%, 02/01/47	8,821	7,391,966
3.00%, 03/01/47	6,906	5,583,851
3.00%, 07/01/50	12,992	10,520,066
3.00%, 09/01/50	9,660	7,820,454
3.00%, 11/01/50	8,782	7,110,546
3.00%, 01/01/51	9,624	7,789,015
3.00%, 06/01/51	18,296	14,822,791
3.00%, 01/01/52	37,125	29,847,349
3.00%, 02/01/52	7,644	6,187,765
3.00%, 03/01/52	21,131	17,100,466
3.50%, 07/01/38	38,455	35,145,950
3.50%, 11/01/51	5,732	4,864,518
3.50%, 04/01/52	116,144	98,265,750
4.00%, 02/01/47	9,565	8,605,878
4.00%, 11/01/49	40,420	35,410,377
4.00%, 01/01/50	20,298	17,874,804
4.00%, 06/01/52	2,334	2,023,575
4.00%, 12/01/52	3,482	3,032,227
4.00%, 01/01/57	6,443	5,683,389
4.00%, 02/01/57	7,192	6,344,811
4.26%, 02/01/42(a)	68	66,886
4.43%, 04/01/44(a)	207	204,515
4.50%, 07/01/53	2,340	2,091,061
4.50%, 08/01/53	17,630	15,775,959
5.00%, 04/01/53	8,177	7,540,522
5.00%, 07/01/53	19,774	18,285,466
5.50%, 06/01/53	3,169	3,018,664
5.50%, 07/01/53	47,299	44,990,659
5.77%, 10/01/41(a)	311	311,314
6.00%, 08/01/41(a)	201	201,550
6.00%, 04/01/53	2,574	2,517,223
6.00%, 06/01/53	13,524	13,220,965
6.00%, 07/01/53	70,128	68,464,531
6.00%, 08/01/53	24,430	23,993,604
6.00%, 09/01/53	40,385	39,550,475
6.50%, 07/01/53	8,092	8,105,939
6.50%, 10/01/53	53,526	53,553,730
Series 2015-M10, Class A2, 3.09%, 04/25/27(a)	3,014	2,817,360
Series 2016-M6, Class A2, 2.49%, 05/25/26	8,126	7,572,245
Series 2017, Class A2, 2.96%, 09/25/27(a)	1,712	1,581,391
Series 2017-M4, Class A2, 2.55%, 12/25/26(a)	20,308	18,705,358
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	14,386	13,377,800
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	8,305	7,716,559
Series 2018-M10, Class A2, 3.36%, 07/25/28(a)	3,000	2,767,331
Series 2018-M12, Class A2, 3.63%, 08/25/30(a)	12,300	10,946,180
Series 2018-M13, Class A2, 3.74%, 09/25/30(a)	7,836	7,046,645
Series 2018-M2, Class A2, 2.91%, 01/25/28(a)	8,543	7,804,698

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2019-M2, Class A2, 3.62%, 11/25/28(a)	$5,170	$4,796,867
Series 2019-M22, Class A2, 2.52%, 08/25/29	22,331	19,167,126
Series 2021-M13, Class A2, 1.60%, 04/25/31(a)	17,050	12,904,779
Series 2021-M17, Class A2, 1.71%, 07/25/31(a)	20,500	15,566,785
Series 2022-M1, Class A2, 1.67%, 10/25/31(a)	29,670	22,201,434
Freddie Mac Multifamily Structured Pass Through Certificates
2.92%, 06/25/32 (Call 07/25/32)	25,000	20,401,009
Series K046, Class A2, 3.21%, 03/25/25 (Call 04/25/25)	5,000	4,837,627
Series K048, Class A2, 3.28%, 06/25/25 (Call 08/25/25)(a)	21,168	20,443,924
Series K052, Class A2, 3.15%, 11/25/25 (Call 01/25/26)	19,250	18,503,713
Series K053, Class A2, 3.00%, 12/25/25 (Call 01/25/26)	15,000	14,287,127
Series K059, Class A2, 3.12%, 09/25/26 (Call 10/25/26)(a)	14,300	13,449,345
Series K063, Class A2, 3.43%, 01/25/27 (Call 02/25/27)(a)	20,000	18,877,588
Series K066, Class A2, 3.12%, 06/25/27 (Call 07/25/27)	18,250	16,928,853
Series K067, Class A1, 2.90%, 03/25/27 (Call 09/25/27)	7,948	7,599,607
Series K069, Class A2, 3.19%, 09/25/27 (Call 10/25/27)(a)	3,150	2,913,102
Series K072, Class A2, 3.44%, 12/25/27 (Call 12/25/27)	10,000	9,292,117
Series K074, Class A2, 3.60%, 01/25/28 (Call 07/25/28)	10,000	9,334,293
Series K076, Class A2, 3.90%, 04/25/28 (Call 05/25/28)	8,000	7,533,680
Series K081, Class A2, 3.90%, 08/25/28 (Call 12/25/28)(a)	19,091	17,897,714
Series K085, Class A2, 4.06%, 10/25/28 (Call 11/25/28)(a)	20,000	18,814,921
Series K089, Class A2, 3.56%, 01/25/29 (Call 04/25/29)	10,000	9,148,103
Series K100, Class A2, 2.67%, 09/25/29 (Call 10/25/29)	10,000	8,582,133
Series K101, Class A2, 2.52%, 10/25/29 (Call 01/25/30)	31,000	26,326,846
Series K105, Class A2, 1.87%, 01/25/30 (Call 06/25/30)	4,775	3,864,582
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	2,000	1,577,755
Series K110, Class A2, 1.48%, 04/25/30 (Call 05/25/30)	13,200	10,350,267
Series K111, Class A2, 1.35%, 05/25/30 (Call 07/25/30)	5,000	3,865,897
Series K117, Class A2, 1.41%, 08/25/30 (Call 10/25/30)	15,000	11,498,342
Series K126, Class A2, 2.07%, 01/25/31 (Call 05/25/31)	17,440	13,835,324
Series K135, CLASS A2, 2.15%, 10/25/31 (Call 11/25/31)(a)	4,670	3,639,647

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K1510, Class A3, 3.79%, 01/25/34 (Call 01/25/34)	$20,000	$17,133,457
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 10/25/34)	10,960	9,236,600
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 10/25/34)	16,190	12,803,977
Series K-1514, Class A2, 2.86%, 10/25/34 (Call 10/25/34)	15,500	11,798,020
Series K729, Class A1, 2.95%, 02/25/24 (Call 11/25/24)	365	362,887
Series K733, Class A2, 3.75%, 08/25/25 (Call 01/25/26)	14,917	14,461,312
Series K734, Class A2, 3.21%, 02/25/26 (Call 07/25/26)	5,700	5,438,570
Series K739, Class A2, 1.34%, 09/25/27 (Call 09/25/27)	25,490	22,082,720
Government National Mortgage Association
1.50%, 10/20/51	4,416	3,247,170
2.00%, 07/20/50	5,268	4,090,880
2.00%, 08/20/50	72,452	56,246,201
2.00%, 09/20/50	2,023	1,569,636
2.00%, 10/20/50	7,697	5,971,456
2.00%, 11/20/50	42,172	32,640,626
2.00%, 12/20/50	76,417	59,248,654
2.00%, 02/20/51	172,155	133,175,416
2.00%, 06/20/51	6,984	5,404,177
2.00%, 08/20/51	125,982	97,311,021
2.00%, 10/20/51	88,765	68,495,242
2.00%, 11/20/51	64,481	49,746,691
2.00%, 12/20/51	230,361	177,699,296
2.00%, 01/20/52	80,935	62,418,418
2.00%, 03/20/52	196,193	151,251,901
2.00%, 04/20/52	46,799	36,078,757
2.00%, 06/20/52	37,045	28,559,118
2.00%, 11/20/53(h)	48,543	37,421,723
2.50%, 02/15/28	58	54,056
2.50%, 10/20/31	69	63,538
2.50%, 05/20/45	3,027	2,444,733
2.50%, 11/20/46	426	344,162
2.50%, 12/20/46	13,165	10,632,449
2.50%, 01/20/47	6,029	4,869,394
2.50%, 06/20/50	15,542	12,433,033
2.50%, 08/20/50	17,255	13,587,264
2.50%, 09/20/50	36,469	28,709,416
2.50%, 01/20/51	80,562	64,326,783
2.50%, 02/20/51	136,057	108,466,630
2.50%, 05/20/51	277,207	220,865,350
2.50%, 06/20/51	8,572	6,828,419
2.50%, 07/20/51	230,397	183,498,350
2.50%, 08/20/51	141,606	112,759,040
2.50%, 09/20/51	4,647	3,699,633
2.50%, 10/20/51	4,201	3,344,118
2.50%, 11/20/51	34,418	27,390,673
2.50%, 12/20/51	97,607	77,677,916
2.50%, 01/20/52	3,434	2,732,395
2.50%, 03/20/52	107,900	85,854,577
2.50%, 04/20/52	39,903	31,745,679
2.50%, 05/20/52	27,365	21,770,623
2.50%, 07/20/52	8,994	7,155,564
2.50%, 08/20/52	17,940	14,272,069
2.50%, 11/20/53(h)	56,422	44,930,824

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 08/20/42	$4,701	$3,967,453
3.00%, 09/15/42	9	7,693
3.00%, 10/15/42	29	24,193
3.00%, 03/15/43	161	134,401
3.00%, 06/15/43	29	24,095
3.00%, 07/15/43	65	54,551
3.00%, 09/20/43	5,390	4,548,149
3.00%, 11/15/43	493	415,048
3.00%, 01/15/44	4,533	3,819,411
3.00%, 08/20/44	14,128	11,922,194
3.00%, 10/15/44	109	90,654
3.00%, 03/20/45	4,516	3,790,685
3.00%, 05/20/45	18,564	15,582,457
3.00%, 06/20/45	6,073	5,097,977
3.00%, 07/20/45	12,212	10,250,701
3.00%, 10/20/45	4,166	3,496,561
3.00%, 11/20/45	2,647	2,222,154
3.00%, 12/20/45	4,855	4,075,573
3.00%, 02/20/46	14,513	12,182,358
3.00%, 04/20/46	6,630	5,562,801
3.00%, 05/20/46	10,958	9,194,105
3.00%, 06/20/46	13,104	10,994,013
3.00%, 07/20/46	18,334	15,382,362
3.00%, 08/20/46	32,111	26,941,479
3.00%, 09/20/46	24,184	20,290,147
3.00%, 11/20/46	6,519	5,469,580
3.00%, 12/15/46	7,718	6,439,834
3.00%, 12/20/46	37,669	31,603,963
3.00%, 01/20/47	1,977	1,658,460
3.00%, 02/15/47	11,437	9,535,001
3.00%, 02/20/47	12,026	10,090,197
3.00%, 03/20/47	11,044	9,265,844
3.00%, 04/20/47	243	203,817
3.00%, 06/20/47	5,293	4,436,072
3.00%, 09/20/47	315	263,780
3.00%, 10/20/47	6,445	5,401,897
3.00%, 11/20/47	118	98,815
3.00%, 02/20/48	5,101	4,230,554
3.00%, 03/20/48	18	15,175
3.00%, 07/20/49	7,497	6,253,129
3.00%, 09/20/49	26,833	22,351,397
3.00%, 10/15/49	9,678	8,037,357
3.00%, 10/20/49	14,211	11,833,227
3.00%, 11/20/49	159	131,937
3.00%, 12/20/49	84,382	70,218,502
3.00%, 01/20/50	44,951	37,393,199
3.00%, 02/20/50	56,406	46,907,181
3.00%, 07/20/50	29,106	24,173,661
3.00%, 02/20/51	1,821	1,509,189
3.00%, 06/20/51	680	562,263
3.00%, 08/20/51	74,610	61,627,948
3.00%, 09/20/51	24,608	20,318,679
3.00%, 10/20/51	28,488	23,513,766
3.00%, 11/20/51	48,431	39,959,127
3.00%, 12/20/51	43,475	35,856,137
3.00%, 02/20/52	22,360	18,447,274
3.00%, 03/20/52	35,779	29,216,284
3.00%, 05/20/52	9,280	7,643,474
3.00%, 07/20/52	27,456	22,614,115
3.00%, 08/20/52	13,678	11,265,511
3.00%, 09/20/52	18,603	15,322,042

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 11/20/52	$2,565	$2,114,215
3.00%, 11/20/53(h)	68,732	56,640,146
3.50%, 11/20/40	58	50,907
3.50%, 12/20/40	43	37,673
3.50%, 05/20/41	83	72,486
3.50%, 09/15/41	150	131,018
3.50%, 10/15/41	202	176,951
3.50%, 12/15/41	1,475	1,288,814
3.50%, 04/15/42	100	87,232
3.50%, 08/20/42	8,312	7,269,289
3.50%, 09/15/42	345	299,769
3.50%, 09/20/42	9,967	8,746,210
3.50%, 10/15/42	270	233,162
3.50%, 10/20/42	26,641	23,313,922
3.50%, 11/15/42	359	313,619
3.50%, 11/20/42	23,306	20,382,331
3.50%, 12/15/42	617	538,584
3.50%, 12/20/42	8,229	7,196,928
3.50%, 02/15/43	340	297,360
3.50%, 02/20/43	161	139,976
3.50%, 03/15/43	424	368,892
3.50%, 03/20/43	711	619,083
3.50%, 04/15/43	24	20,305
3.50%, 04/20/43	179	156,292
3.50%, 05/15/43	687	598,938
3.50%, 06/15/43	9,716	8,486,343
3.50%, 08/20/43	129	112,459
3.50%, 09/20/43	63	55,226
3.50%, 10/20/43	174	151,661
3.50%, 01/15/44	147	126,902
3.50%, 01/20/44	5,306	4,636,706
3.50%, 02/20/44	1,727	1,509,573
3.50%, 03/20/44	164	143,267
3.50%, 07/20/44	29	25,412
3.50%, 08/15/44	26	22,603
3.50%, 08/20/44	5,644	4,918,136
3.50%, 09/15/44	68	59,339
3.50%, 09/20/44	10,124	8,822,690
3.50%, 10/15/44	145	126,148
3.50%, 10/20/44	1,531	1,328,073
3.50%, 11/20/44	14	11,674
3.50%, 12/20/44	953	830,299
3.50%, 01/15/45	57	49,664
3.50%, 01/20/45	143	124,301
3.50%, 03/15/45	113	98,105
3.50%, 04/20/45	9,741	8,482,285
3.50%, 05/20/45	3,642	3,144,081
3.50%, 06/15/45	41	35,871
3.50%, 06/20/45	5,505	4,793,726
3.50%, 07/20/45	206	178,439
3.50%, 08/20/45	453	391,916
3.50%, 09/20/45	14,260	12,361,197
3.50%, 10/20/45	1,387	1,207,703
3.50%, 11/20/45	10,101	8,795,521
3.50%, 12/20/45	5,640	4,911,455
3.50%, 03/20/46	20,741	18,060,444
3.50%, 04/20/46	9,114	7,904,024
3.50%, 06/20/46	40,275	34,928,680
3.50%, 07/20/46	306	264,532
3.50%, 08/15/46	47	40,358
3.50%, 11/20/46	412	356,886

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 12/20/46	$11,692	$10,140,009
3.50%, 01/15/47	46	39,908
3.50%, 01/20/47	2,750	2,384,636
3.50%, 02/20/47	47,269	40,994,502
3.50%, 03/20/47	17,459	15,077,586
3.50%, 04/20/47	15,577	13,434,318
3.50%, 06/20/47	3,466	2,993,236
3.50%, 07/20/47	436	376,019
3.50%, 08/20/47	23,131	19,972,251
3.50%, 09/15/47	49	42,279
3.50%, 09/20/47	32,951	28,457,610
3.50%, 10/20/47	13,598	11,791,058
3.50%, 11/15/47	21	17,933
3.50%, 11/20/47	19,762	17,067,270
3.50%, 12/15/47	5	4,599
3.50%, 12/20/47	9,640	8,360,274
3.50%, 01/20/48	9,562	8,258,135
3.50%, 02/20/48	3,237	2,795,511
3.50%, 04/20/48	31,751	27,354,895
3.50%, 05/15/48	328	282,384
3.50%, 05/20/48	21,775	18,805,217
3.50%, 08/20/48	4,190	3,617,846
3.50%, 09/20/48	1,940	1,675,774
3.50%, 11/20/48	3,378	2,916,210
3.50%, 01/20/49	2,058	1,777,284
3.50%, 06/20/49	679	585,450
3.50%, 09/20/49	5,412	4,666,757
3.50%, 10/20/49	6,952	5,994,112
3.50%, 01/20/50	27,498	23,702,869
3.50%, 03/20/50	7,752	6,682,473
3.50%, 08/20/50	6,286	5,406,678
3.50%, 10/20/51	2,549	2,174,424
3.50%, 01/20/52	10,091	8,607,042
3.50%, 02/20/52	18,629	15,904,136
3.50%, 08/20/52	8,541	7,278,059
3.50%, 12/20/52	10,810	9,211,505
3.50%, 01/20/53	40,102	34,172,970
3.50%, 05/20/53	26,518	22,854,914
3.50%, 11/20/53(h)	96,851	82,540,556
4.00%, 06/15/39	6	5,080
4.00%, 09/20/40	2,168	1,966,680
4.00%, 01/15/41	1	1,223
4.00%, 01/20/41	705	639,591
4.00%, 02/15/41	1,700	1,534,935
4.00%, 05/20/41	14	12,426
4.00%, 07/15/41	811	731,990
4.00%, 09/15/41	18	15,921
4.00%, 09/20/41	935	844,281
4.00%, 10/15/41	313	282,320
4.00%, 11/15/41	199	179,544
4.00%, 12/15/41	716	645,776
4.00%, 12/20/41	3,139	2,834,627
4.00%, 01/15/42	65	58,757
4.00%, 01/20/42	1,368	1,235,666
4.00%, 02/15/42	326	293,938
4.00%, 03/15/42	1,727	1,555,637
4.00%, 04/15/42	492	443,622
4.00%, 09/20/42	678	608,909
4.00%, 08/15/43	14	12,310
4.00%, 10/20/43	3,371	3,039,572
4.00%, 03/15/44	74	65,188

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 04/15/44	$30	$26,550
4.00%, 06/15/44	106	94,419
4.00%, 08/15/44	9	8,209
4.00%, 08/20/44	240	215,195
4.00%, 09/15/44	2	1,813
4.00%, 10/15/44	10	8,841
4.00%, 10/20/44	4,487	4,028,340
4.00%, 12/20/44	297	266,909
4.00%, 01/20/45	7,087	6,362,490
4.00%, 08/20/45	3,947	3,535,060
4.00%, 09/20/45	4,603	4,122,417
4.00%, 10/20/45	548	490,916
4.00%, 01/20/46	2,093	1,874,202
4.00%, 03/20/46	10,275	9,202,577
4.00%, 07/20/46	2,201	1,964,920
4.00%, 08/20/46	28	24,822
4.00%, 09/20/46	503	448,569
4.00%, 11/20/46	2,657	2,371,553
4.00%, 12/15/46	4,047	3,614,001
4.00%, 04/20/47	16,629	14,819,302
4.00%, 06/20/47	6,731	5,998,924
4.00%, 07/20/47	29,358	26,162,993
4.00%, 08/20/47	1,417	1,262,858
4.00%, 11/20/47	17,985	16,027,873
4.00%, 12/20/47	46	41,004
4.00%, 01/20/48	142	126,440
4.00%, 03/15/48	39	34,830
4.00%, 03/20/48	20,581	18,341,396
4.00%, 04/20/48	11,130	9,906,698
4.00%, 05/15/48	1,749	1,561,056
4.00%, 05/20/48	11,821	10,528,296
4.00%, 08/20/48	18,313	16,314,148
4.00%, 09/20/48	6,630	5,906,643
4.00%, 10/20/48	560	499,118
4.00%, 11/20/48	15,571	13,868,526
4.00%, 02/20/49	6,902	6,148,745
4.00%, 03/20/49	279	248,959
4.00%, 05/20/49	665	590,562
4.00%, 06/15/49	699	623,876
4.00%, 06/20/49	1,728	1,534,087
4.00%, 09/15/49	1,821	1,625,196
4.00%, 01/20/50	70,278	62,446,295
4.00%, 02/20/50	28,512	25,334,290
4.00%, 07/20/50	5,119	4,560,012
4.00%, 07/20/52	9,050	7,950,811
4.00%, 09/20/52	83,574	73,419,871
4.00%, 12/20/52	17,057	14,985,009
4.00%, 11/20/53(h)	63,256	55,598,565
4.50%, 04/15/39	285	265,102
4.50%, 08/15/39	1,416	1,316,803
4.50%, 11/20/39	731	679,403
4.50%, 01/20/40	198	184,433
4.50%, 06/15/40	1,355	1,260,459
4.50%, 07/15/40	644	598,951
4.50%, 08/15/40	1,024	952,512
4.50%, 08/20/40	1,224	1,137,762
4.50%, 09/15/40	1,180	1,097,119
4.50%, 10/20/40	2,996	2,785,015
4.50%, 06/20/41	2,620	2,435,845
4.50%, 07/20/41	13,712	12,746,970
4.50%, 09/20/41	1,804	1,677,179

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 12/20/41	$372	$345,600
4.50%, 11/20/45	3,068	2,833,254
4.50%, 02/15/46	4	3,669
4.50%, 08/20/46	3,839	3,552,224
4.50%, 09/20/46	618	572,371
4.50%, 10/20/46	2,778	2,570,942
4.50%, 11/20/46	1,062	982,488
4.50%, 12/20/46	447	413,325
4.50%, 02/20/47	448	413,157
4.50%, 04/20/47	539	497,069
4.50%, 05/20/47	509	468,954
4.50%, 06/20/47	1,175	1,082,601
4.50%, 07/20/47	2,631	2,424,779
4.50%, 10/20/47	836	770,017
4.50%, 04/20/48	2,005	1,840,786
4.50%, 05/20/48	5,039	4,626,682
4.50%, 06/20/48	5,519	5,051,215
4.50%, 07/20/48	7,195	6,584,819
4.50%, 08/20/48	11,581	10,598,828
4.50%, 09/20/48	579	530,236
4.50%, 10/20/48	601	549,585
4.50%, 11/20/48	165	151,338
4.50%, 12/20/48	5,945	5,441,320
4.50%, 01/20/49	142	130,330
4.50%, 02/20/49	1,291	1,175,079
4.50%, 03/20/49	2,494	2,282,463
4.50%, 05/20/49	535	489,286
4.50%, 06/20/49	7,965	7,289,043
4.50%, 07/20/49	5,939	5,435,413
4.50%, 08/20/49	2,356	2,155,859
4.50%, 07/20/52	4,746	4,289,733
4.50%, 08/20/52	105,534	95,379,559
4.50%, 04/20/53	76,549	69,104,524
4.50%, 05/20/53	38,740	34,972,559
4.50%, 11/20/53(h)	83,561	75,605,633
5.00%, 12/15/36	404	394,790
5.00%, 01/15/39	1,221	1,180,624
5.00%, 07/15/39	2,201	2,126,280
5.00%, 05/15/40	795	768,353
5.00%, 07/20/40	4,093	3,949,869
5.00%, 08/20/40	1,525	1,471,990
5.00%, 05/15/47	1,038	997,239
5.00%, 06/15/47	158	151,294
5.00%, 11/15/47	355	341,427
5.00%, 12/15/47	258	247,473
5.00%, 01/15/48	339	324,750
5.00%, 02/15/48	484	464,100
5.00%, 03/20/48	1,125	1,066,137
5.00%, 04/20/48	3,792	3,593,301
5.00%, 05/20/48	4,112	3,888,416
5.00%, 10/20/48	83	78,393
5.00%, 11/20/48	1,473	1,391,756
5.00%, 12/20/48	2,727	2,576,346
5.00%, 01/20/49	4,503	4,254,926
5.00%, 04/20/49	10,726	10,135,126
5.00%, 05/20/49	1,243	1,174,801
5.00%, 06/20/49	10,055	9,500,646
5.00%, 07/20/52	4,983	4,640,637
5.00%, 09/20/52	6,240	5,811,615
5.00%, 12/20/52	43,106	40,146,023
5.00%, 01/20/53	45,944	42,788,536

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 02/20/53	$8,143	$7,583,396
5.00%, 04/20/53	32,808	30,516,379
5.00%, 05/20/53	38,845	36,132,351
5.00%, 07/20/53	31,285	29,100,400
5.00%, 11/20/53(h)	85,755	79,788,998
5.50%, 03/15/36	606	603,914
5.50%, 06/20/38	661	659,925
5.50%, 03/20/39	1,007	1,005,816
5.50%, 12/15/39	239	237,664
5.50%, 01/15/40	2,331	2,314,174
5.50%, 04/20/48	229	223,027
5.50%, 12/20/52	61,447	58,768,260
5.50%, 01/20/53	26,486	25,331,203
5.50%, 03/20/53	43,267	41,373,483
5.50%, 04/20/53	111,024	106,165,646
5.50%, 06/20/53	24,313	23,249,536
5.50%, 07/20/53	23,335	22,389,990
5.50%, 09/20/53	39,461	37,734,046
5.50%, 10/20/53	50,000	47,812,030
5.50%, 11/20/53(h)	32,774	31,340,137
6.00%, 03/15/37	1,937	1,961,988
6.00%, 09/20/38	737	753,574
6.00%, 11/15/39	325	329,520
6.00%, 09/20/53	31,297	30,663,184
6.00%, 10/20/53	47,040	46,087,875
6.00%, 11/20/53(h)	81,650	79,990,491
6.50%, 10/20/38	1,095	1,139,623
6.50%, 11/20/53(h)	80,000	79,815,261
Uniform Mortgage-Backed Securities
1.50%, 03/01/36	17,672	14,528,631
1.50%, 04/01/36	312	256,531
1.50%, 07/01/36	3,202	2,632,782
1.50%, 10/01/36	12,777	10,504,155
1.50%, 01/01/37	1,638	1,346,635
1.50%, 02/01/37	154,357	126,901,861
1.50%, 03/01/37	158,610	130,316,894
1.50%, 04/01/37	24,482	20,114,795
1.50%, 08/01/37	12,681	10,425,816
1.50%, 11/15/38(h)	96,063	79,011,971
1.50%, 11/01/50	89,026	61,941,212
1.50%, 01/01/51	24,862	17,288,382
1.50%, 04/01/51	9,034	6,274,631
1.50%, 05/01/51	100,937	70,099,068
1.50%, 06/01/51	47,616	33,063,250
1.50%, 07/01/51	137,745	95,654,096
1.50%, 11/01/51	89,549	62,131,616
1.50%, 04/01/52	9,293	6,450,530
1.50%, 11/13/53(h)	19,975	13,873,262
2.00%, 10/01/35	30,350	25,831,441
2.00%, 11/01/35	14,422	12,290,923
2.00%, 12/01/35	67,694	57,492,853
2.00%, 02/01/36	345,162	293,388,556
2.00%, 03/01/36	68,631	58,258,082
2.00%, 04/01/36	510	432,767
2.00%, 05/01/36	54,753	46,539,383
2.00%, 06/01/36	31,728	26,886,209
2.00%, 08/01/36	25,581	21,696,333
2.00%, 09/01/36	21,097	17,876,176
2.00%, 10/01/36	6,685	5,670,827
2.00%, 11/01/36	45,665	38,775,640
2.00%, 12/01/36	86,622	73,486,372

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 01/01/37	$126,808	$107,667,370
2.00%, 02/01/37	63,928	54,168,269
2.00%, 03/01/37	7,376	6,269,291
2.00%, 04/01/37	140,258	118,783,430
2.00%, 05/01/37	62,980	53,320,718
2.00%, 06/01/37	92,723	78,546,443
2.00%, 08/01/37	5,211	4,411,844
2.00%, 11/15/38(h)	94,639	80,132,669
2.00%, 07/01/50	58,920	43,732,775
2.00%, 09/01/50	65,819	48,842,079
2.00%, 10/01/50	159,248	118,160,381
2.00%, 11/01/50	2,515	1,861,342
2.00%, 12/01/50	233,310	173,951,281
2.00%, 01/01/51	100,055	74,753,647
2.00%, 02/01/51	448,131	331,234,815
2.00%, 03/01/51	470,978	348,623,674
2.00%, 04/01/51	486,344	359,973,817
2.00%, 05/01/51	109,702	81,392,752
2.00%, 06/01/51	256,589	190,000,517
2.00%, 07/01/51	259,017	191,838,124
2.00%, 08/01/51	81,571	60,246,784
2.00%, 09/01/51	36,212	26,695,682
2.00%, 10/01/51	688,190	508,251,885
2.00%, 11/01/51	384,905	284,407,338
2.00%, 12/01/51	402,549	296,891,450
2.00%, 01/01/52	232,008	170,832,212
2.00%, 02/01/52	523,087	384,741,375
2.00%, 03/01/52	317,342	233,375,093
2.00%, 04/01/52	25,695	18,879,050
2.00%, 05/01/52	16,407	12,054,266
2.00%, 06/01/52	14,649	10,778,876
2.00%, 11/13/53(h)	44,506	32,677,071
2.50%, 05/01/27	811	775,110
2.50%, 10/01/27	881	837,850
2.50%, 01/01/28	107	101,569
2.50%, 03/01/28	166	156,736
2.50%, 06/01/28	28	26,265
2.50%, 09/01/28	80	75,350
2.50%, 12/01/28	34	32,314
2.50%, 09/01/29	60	55,932
2.50%, 12/01/29	1,442	1,368,280
2.50%, 02/01/30	1,025	953,919
2.50%, 03/01/30	3,326	3,091,083
2.50%, 04/01/30	204	190,387
2.50%, 06/01/30	534	494,456
2.50%, 07/01/30	1,078	997,247
2.50%, 08/01/30	2,905	2,687,104
2.50%, 09/01/30	1,113	1,029,222
2.50%, 12/01/30	2,167	1,997,123
2.50%, 01/01/31	1,441	1,333,629
2.50%, 04/01/31	817	752,869
2.50%, 05/01/31	22	20,167
2.50%, 09/01/31	4,293	3,927,575
2.50%, 10/01/31	38,786	35,818,534
2.50%, 12/01/31	7,314	6,712,258
2.50%, 01/01/32	14,216	13,038,351
2.50%, 02/01/32	16,716	15,357,716
2.50%, 03/01/32	6,590	6,016,410
2.50%, 04/01/32	39,645	36,438,360
2.50%, 05/01/32	25,613	23,496,167
2.50%, 06/01/32	711	654,521

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 07/01/32	$11,115	$10,233,653
2.50%, 09/01/32	4,201	3,869,352
2.50%, 10/01/32	832	758,102
2.50%, 11/01/32	677	609,756
2.50%, 12/01/32	7,519	6,834,494
2.50%, 01/01/33	22,256	20,693,773
2.50%, 03/01/33	112	98,241
2.50%, 07/01/33	109	95,557
2.50%, 08/01/34	544	501,969
2.50%, 10/01/34	227	199,169
2.50%, 11/01/34	22,355	19,639,740
2.50%, 07/01/35	12,279	10,777,947
2.50%, 09/01/35	23,840	20,919,766
2.50%, 10/01/35	76,564	67,182,723
2.50%, 03/01/36	22,352	19,599,113
2.50%, 04/01/36	1,427	1,246,714
2.50%, 05/01/36	19,085	16,673,979
2.50%, 07/01/36	32,763	28,630,992
2.50%, 08/01/36	9,439	8,247,855
2.50%, 10/01/36	1,258	1,104,022
2.50%, 03/01/37	3,224	2,814,089
2.50%, 04/01/37	26,697	23,301,236
2.50%, 05/01/37	65,853	57,431,504
2.50%, 06/01/37	15,976	13,932,526
2.50%, 11/15/38(h)	116,677	101,650,138
2.50%, 05/01/43	212	169,909
2.50%, 02/01/47	728	574,311
2.50%, 04/01/47	9,245	7,290,713
2.50%, 12/01/47	180	141,871
2.50%, 05/01/50	80,573	62,473,959
2.50%, 07/01/50	43,681	34,137,678
2.50%, 08/01/50	47,085	36,636,108
2.50%, 09/01/50	143,019	111,290,554
2.50%, 10/01/50	183,881	142,482,593
2.50%, 11/01/50	211,077	163,547,136
2.50%, 12/01/50	62,240	48,027,702
2.50%, 01/01/51	137,651	105,959,317
2.50%, 02/01/51	59,104	45,689,449
2.50%, 03/01/51	63,355	48,654,092
2.50%, 04/01/51	36,824	28,376,258
2.50%, 05/01/51	38,915	30,088,321
2.50%, 06/01/51	7,119	5,488,274
2.50%, 07/01/51	243,420	187,688,239
2.50%, 08/01/51	278,352	215,278,827
2.50%, 09/01/51	147,816	114,018,850
2.50%, 10/01/51	99,637	76,994,367
2.50%, 11/01/51	98,314	76,061,026
2.50%, 12/01/51	396,358	306,583,752
2.50%, 01/01/52	438,896	337,719,107
2.50%, 02/01/52	186,719	144,165,618
2.50%, 03/01/52	249,767	192,032,099
2.50%, 04/01/52	232,766	178,930,986
2.50%, 05/01/52	115,328	88,553,787
2.50%, 06/01/52	13,505	10,368,595
2.50%, 07/01/52	89,992	69,129,362
2.50%, 08/01/52	11,228	8,620,057
2.50%, 11/13/53(h)	110,701	84,911,510
3.00%, 11/01/25	58	56,306
3.00%, 10/01/26	46	44,171
3.00%, 01/01/27	1,167	1,128,727
3.00%, 02/01/27	14	13,217

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 10/01/27	$1,666	$1,595,254
3.00%, 11/01/27	1,059	1,013,584
3.00%, 12/01/27	71	67,778
3.00%, 03/01/29	122	115,849
3.00%, 07/01/29	183	173,981
3.00%, 09/01/29	94	89,074
3.00%, 10/01/29	26	24,760
3.00%, 01/01/30	70	66,238
3.00%, 03/01/30	33,707	32,300,641
3.00%, 04/01/30	3,117	2,936,197
3.00%, 06/01/30	589	562,933
3.00%, 07/01/30	2,400	2,254,790
3.00%, 08/01/30	8,989	8,436,559
3.00%, 09/01/30	11,979	11,259,007
3.00%, 10/01/30	5,419	5,081,818
3.00%, 11/01/30	1,281	1,201,385
3.00%, 12/01/30	3,594	3,368,071
3.00%, 01/01/31	12,410	11,705,410
3.00%, 02/01/31	8,835	8,304,860
3.00%, 03/01/31	5,889	5,516,306
3.00%, 04/01/31	891	834,940
3.00%, 05/01/31	291	273,225
3.00%, 06/01/31	5,174	4,840,122
3.00%, 07/01/31	1,349	1,255,493
3.00%, 09/01/31	4,837	4,525,340
3.00%, 10/01/31	1,017	950,355
3.00%, 12/01/31	9,009	8,587,660
3.00%, 01/01/32	8,721	8,144,390
3.00%, 02/01/32	16,208	15,155,813
3.00%, 03/01/32	2,256	2,103,723
3.00%, 04/01/32	167	156,439
3.00%, 05/01/32	3,241	2,998,630
3.00%, 06/01/32	5,291	4,958,180
3.00%, 08/01/32	3,264	3,043,392
3.00%, 09/01/32	906	846,491
3.00%, 11/01/32	5,259	4,894,651
3.00%, 12/01/32	10,516	9,758,930
3.00%, 02/01/33	5,735	5,331,919
3.00%, 05/01/33	469	423,339
3.00%, 09/01/33	401	363,562
3.00%, 10/01/33	4,869	4,416,798
3.00%, 07/01/34	3,730	3,380,753
3.00%, 08/01/34	375	339,563
3.00%, 09/01/34	5,676	5,142,375
3.00%, 11/01/34	3,743	3,391,499
3.00%, 12/01/34	13,192	11,953,152
3.00%, 03/01/35	3,645	3,303,151
3.00%, 04/01/35	21,822	19,715,158
3.00%, 06/01/35	506	457,446
3.00%, 07/01/35	2,980	2,700,348
3.00%, 10/01/35	8,958	8,089,867
3.00%, 12/01/35	5,967	5,387,344
3.00%, 07/01/37	14,543	13,035,810
3.00%, 11/15/38(h)	147,245	131,634,848
3.00%, 08/01/42	220	184,654
3.00%, 09/01/42	80	66,980
3.00%, 10/01/42	3,356	2,814,620
3.00%, 11/01/42	2,607	2,185,961
3.00%, 12/01/42	13,447	11,274,635
3.00%, 01/01/43	6,762	5,670,668
3.00%, 02/01/43	227	190,303

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 03/01/43	$9,691	$8,119,612
3.00%, 04/01/43	10,522	8,814,351
3.00%, 05/01/43	4,438	3,719,384
3.00%, 06/01/43	2,172	1,819,424
3.00%, 07/01/43	1,567	1,313,590
3.00%, 08/01/43	2,606	2,182,439
3.00%, 09/01/43	6,280	5,260,784
3.00%, 01/01/44	8,729	7,311,908
3.00%, 10/01/44	27,527	23,058,129
3.00%, 12/01/44	6	5,154
3.00%, 01/01/45	2,797	2,342,891
3.00%, 02/01/45	250	207,042
3.00%, 03/01/45	11,901	9,969,601
3.00%, 04/01/45	98	80,788
3.00%, 05/01/45	11,613	9,689,143
3.00%, 06/01/45	57	46,609
3.00%, 08/01/45	131	108,192
3.00%, 09/01/45	878	723,028
3.00%, 11/01/45	1,952	1,608,982
3.00%, 12/01/45	206	169,915
3.00%, 01/01/46	511	421,700
3.00%, 04/01/46	2,981	2,455,817
3.00%, 06/01/46	58	48,031
3.00%, 07/01/46	72,092	59,394,744
3.00%, 08/01/46	12,742	10,489,754
3.00%, 10/01/46	3,970	3,264,493
3.00%, 11/01/46	48,942	40,299,658
3.00%, 12/01/46	108,926	89,671,121
3.00%, 01/01/47	40,562	33,396,355
3.00%, 02/01/47	66,309	54,583,655
3.00%, 03/01/47	36,076	29,697,038
3.00%, 05/01/47	1,367	1,122,469
3.00%, 07/01/47	16,596	13,660,681
3.00%, 08/01/47	5,090	4,190,169
3.00%, 12/01/47	26,495	21,775,703
3.00%, 03/01/48	4,069	3,341,912
3.00%, 04/01/48	167	135,489
3.00%, 09/01/48	408	336,259
3.00%, 11/01/48	46,360	38,110,977
3.00%, 02/01/49	21,433	17,657,982
3.00%, 09/01/49	9,894	8,085,525
3.00%, 11/01/49	15,582	12,649,512
3.00%, 12/01/49	30,014	24,395,159
3.00%, 02/01/50	8,007	6,490,044
3.00%, 03/01/50	19,654	15,939,946
3.00%, 04/01/50	31,235	25,303,946
3.00%, 05/01/50	8,999	7,261,009
3.00%, 06/01/50	54,105	43,831,319
3.00%, 07/01/50	63,650	51,543,220
3.00%, 08/01/50	67,295	54,578,343
3.00%, 09/01/50	200	161,551
3.00%, 10/01/50	115,188	92,844,576
3.00%, 11/01/50	10,312	8,348,283
3.00%, 12/01/50	580	469,717
3.00%, 01/01/51	18,818	15,236,561
3.00%, 05/01/51	69,883	56,820,566
3.00%, 06/01/51	47,037	37,774,840
3.00%, 07/01/51	20,119	16,266,037
3.00%, 08/01/51	62,456	50,380,249
3.00%, 11/01/51	18,972	15,225,281
3.00%, 01/01/52	43,607	35,127,097

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 02/01/52	$18,615	$14,936,288
3.00%, 03/01/52	113,492	91,105,050
3.00%, 04/01/52	185,303	149,245,706
3.00%, 05/01/52	58,020	46,620,291
3.00%, 11/13/53(h)	89,377	71,502,720
3.50%, 10/01/25	100	98,089
3.50%, 01/01/27	162	156,704
3.50%, 11/01/28	98	94,249
3.50%, 01/01/29	195	188,019
3.50%, 11/01/29	89	85,565
3.50%, 12/01/29	741	709,145
3.50%, 07/01/30	4,674	4,475,741
3.50%, 10/01/30	1,246	1,191,711
3.50%, 11/01/30	296	281,439
3.50%, 03/01/31	1,891	1,793,058
3.50%, 06/01/31	6,015	5,738,893
3.50%, 01/01/32	7,343	6,933,574
3.50%, 02/01/32	927	862,763
3.50%, 05/01/32	3,637	3,428,371
3.50%, 06/01/32	3,383	3,190,004
3.50%, 07/01/32	1,268	1,189,345
3.50%, 08/01/32	883	832,492
3.50%, 09/01/32	1,994	1,895,039
3.50%, 10/01/32	849	800,688
3.50%, 11/01/32	980	924,025
3.50%, 12/01/32	115	107,897
3.50%, 02/01/33	503	467,361
3.50%, 03/01/33	4,346	4,097,270
3.50%, 04/01/33	5,289	4,984,329
3.50%, 05/01/33	3,836	3,563,795
3.50%, 06/01/33	4,476	4,158,034
3.50%, 10/01/33	607	563,814
3.50%, 01/01/34	1,515	1,431,139
3.50%, 02/01/34	21,884	20,329,343
3.50%, 03/01/34	527	485,885
3.50%, 04/01/34	1,302	1,222,691
3.50%, 05/01/34	1,821	1,679,744
3.50%, 07/01/34	5,461	5,268,275
3.50%, 08/01/34	5,301	4,885,144
3.50%, 01/01/35	3,699	3,410,033
3.50%, 05/01/35	307	289,176
3.50%, 08/01/38	882	794,295
3.50%, 09/01/38	1,519	1,368,893
3.50%, 11/15/38(h)	52,090	47,552,929
3.50%, 11/01/40	239	207,613
3.50%, 02/01/41	265	230,127
3.50%, 02/01/42	7,483	6,488,358
3.50%, 03/01/42	54	47,113
3.50%, 04/01/42	25	21,356
3.50%, 05/01/42	2,622	2,274,720
3.50%, 08/01/42	441	382,372
3.50%, 11/01/42	9,383	8,142,655
3.50%, 12/01/42	3,281	2,847,890
3.50%, 01/01/43	85	73,425
3.50%, 02/01/43	513	445,093
3.50%, 04/01/43	86	74,695
3.50%, 05/01/43	124	106,911
3.50%, 06/01/43	3,331	2,879,487
3.50%, 08/01/43	98	84,632
3.50%, 10/01/43	3,670	3,184,902
3.50%, 09/01/44	218	187,898

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 10/01/44	$4,413	$3,814,937
3.50%, 01/01/45	102	87,602
3.50%, 02/01/45	5,363	4,636,966
3.50%, 03/01/45	20,842	17,926,530
3.50%, 05/01/45	22,763	19,599,579
3.50%, 06/01/45	93	79,415
3.50%, 07/01/45	9,384	8,078,347
3.50%, 08/01/45	3,662	3,152,770
3.50%, 10/01/45	1,859	1,612,476
3.50%, 11/01/45	265	226,309
3.50%, 12/01/45	34,926	29,918,336
3.50%, 01/01/46	15,615	13,483,216
3.50%, 02/01/46	15,907	13,592,708
3.50%, 03/01/46	19,563	16,794,044
3.50%, 04/01/46	2,705	2,307,000
3.50%, 05/01/46	16,325	14,001,913
3.50%, 06/01/46	3,064	2,611,371
3.50%, 07/01/46	26,056	22,368,144
3.50%, 08/01/46	8,347	7,121,040
3.50%, 09/01/46	6,682	5,700,628
3.50%, 10/01/46	9,393	8,033,133
3.50%, 11/01/46	13,278	11,366,333
3.50%, 12/01/46	58,009	49,816,340
3.50%, 01/01/47	30,334	26,014,615
3.50%, 02/01/47	12,815	10,945,393
3.50%, 04/01/47	11,960	10,239,356
3.50%, 05/01/47	13,531	11,608,569
3.50%, 06/01/47	9,106	7,786,722
3.50%, 07/01/47	60,231	51,388,829
3.50%, 08/01/47	14,461	12,346,036
3.50%, 09/01/47	15,626	13,302,948
3.50%, 10/01/47	11,853	10,156,064
3.50%, 11/01/47	16,779	14,370,138
3.50%, 12/01/47	16,294	13,873,894
3.50%, 01/01/48	35,544	30,320,941
3.50%, 02/01/48	75,880	64,726,590
3.50%, 03/01/48	2,401	2,036,632
3.50%, 04/01/48	11,046	9,415,482
3.50%, 05/01/48	29,916	25,382,683
3.50%, 06/01/48	3,264	2,765,861
3.50%, 07/01/48	2,542	2,166,000
3.50%, 11/01/48	38,009	32,217,686
3.50%, 02/01/49	105	88,857
3.50%, 03/01/49	1,442	1,223,627
3.50%, 04/01/49	2,428	2,060,176
3.50%, 05/01/49	1,558	1,315,657
3.50%, 06/01/49	82,108	69,905,069
3.50%, 07/01/49	13,183	11,155,366
3.50%, 09/01/49	17,887	15,133,331
3.50%, 04/01/50	45,796	38,933,530
3.50%, 05/01/50	10,215	8,569,452
3.50%, 06/01/50	5,239	4,393,280
3.50%, 07/01/50	22,698	19,025,249
3.50%, 02/01/51	28,950	24,482,624
3.50%, 05/01/51	684	580,700
3.50%, 07/01/51	4,056	3,389,200
3.50%, 05/01/52	113,717	94,779,161
3.50%, 06/01/52	67,194	56,281,170
3.50%, 07/01/52	26,758	22,457,964
3.50%, 11/13/53(h)	134,136	111,685,690
4.00%, 10/01/25	403	394,958

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 11/01/25	$18	$17,574
4.00%, 03/01/26	185	181,417
4.00%, 06/01/26	269	264,205
4.00%, 09/01/26	97	95,269
4.00%, 12/01/30	1,000	958,423
4.00%, 01/01/31	366	350,260
4.00%, 02/01/31	261	250,061
4.00%, 10/01/31	1,120	1,071,796
4.00%, 02/01/32	1,495	1,430,269
4.00%, 07/01/32	2,962	2,904,816
4.00%, 05/01/33	4,468	4,223,188
4.00%, 06/01/33	762	720,320
4.00%, 07/01/33	1,327	1,254,480
4.00%, 12/01/33	6,050	5,925,811
4.00%, 06/01/38	2,763	2,554,866
4.00%, 11/15/38(h)	92,665	86,382,940
4.00%, 12/01/40	21	18,828
4.00%, 12/01/41	1,073	967,677
4.00%, 03/01/42	2,391	2,149,478
4.00%, 06/01/42	1,750	1,577,615
4.00%, 07/01/42	63	56,683
4.00%, 09/01/43	110	98,019
4.00%, 10/01/43	81	72,020
4.00%, 04/01/44	39	34,844
4.00%, 05/01/44	2,561	2,283,290
4.00%, 06/01/44	4,221	3,805,177
4.00%, 10/01/44	1,227	1,095,496
4.00%, 12/01/44	8,609	7,655,395
4.00%, 01/01/45	11,840	10,609,812
4.00%, 02/01/45	36,659	32,807,272
4.00%, 03/01/45	5,777	5,138,832
4.00%, 05/01/45	10,473	9,325,497
4.00%, 06/01/45	5,782	5,161,745
4.00%, 07/01/45	416	368,867
4.00%, 08/01/45	348	307,910
4.00%, 09/01/45	769	682,800
4.00%, 11/01/45	135	119,762
4.00%, 12/01/45	878	779,997
4.00%, 01/01/46	748	662,818
4.00%, 02/01/46	1,228	1,085,842
4.00%, 03/01/46	1,572	1,390,682
4.00%, 04/01/46	2,449	2,165,663
4.00%, 05/01/46	7,020	6,222,566
4.00%, 06/01/46	18,582	16,563,281
4.00%, 07/01/46	21,842	19,354,013
4.00%, 08/01/46	3,767	3,330,845
4.00%, 09/01/46	140	123,793
4.00%, 10/01/46	4,007	3,581,671
4.00%, 11/01/46	1,388	1,237,000
4.00%, 02/01/47	2,895	2,564,801
4.00%, 03/01/47	2,143	1,889,373
4.00%, 04/01/47	6,306	5,569,364
4.00%, 05/01/47	5,633	4,979,612
4.00%, 06/01/47	11,271	9,971,568
4.00%, 07/01/47	17,420	15,382,783
4.00%, 08/01/47	14,848	13,121,495
4.00%, 09/01/47	15,305	13,525,922
4.00%, 10/01/47	13,455	11,928,248
4.00%, 11/01/47	6,463	5,702,887
4.00%, 12/01/47	10,162	8,971,045
4.00%, 01/01/48	2,022	1,785,090

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 02/01/48	$21,262	$18,765,972
4.00%, 04/01/48	22,630	19,931,337
4.00%, 05/01/48	1,845	1,624,323
4.00%, 07/01/48	2,891	2,545,412
4.00%, 09/01/48	11,247	9,903,557
4.00%, 10/01/48	7,985	7,044,044
4.00%, 11/01/48	23,857	21,009,455
4.00%, 01/01/49	3,092	2,723,945
4.00%, 02/01/49	3,354	2,950,243
4.00%, 03/01/49	38,117	33,560,965
4.00%, 04/01/49	11,540	10,175,574
4.00%, 05/01/49	8,514	7,507,530
4.00%, 06/01/49	32,709	28,834,095
4.00%, 07/01/49	58,266	51,336,781
4.00%, 08/01/49	965	852,494
4.00%, 10/01/49	1,715	1,501,684
4.00%, 11/01/49	2,706	2,387,680
4.00%, 12/01/49	3,642	3,201,925
4.00%, 02/01/50	594	522,271
4.00%, 05/01/50	10,520	9,249,012
4.00%, 03/01/51	8,099	7,120,769
4.00%, 05/01/51	20,694	18,223,017
4.00%, 04/01/52	16,756	14,515,104
4.00%, 05/01/52	36,056	31,264,230
4.00%, 06/01/52	47,777	41,336,827
4.00%, 07/01/52	82,847	71,789,654
4.00%, 08/01/52	184,622	159,715,213
4.00%, 09/01/52	21,729	18,783,143
4.00%, 10/01/52	27,813	24,219,890
4.00%, 11/01/52	4,442	3,851,717
4.00%, 02/01/53	31,715	27,713,914
4.00%, 11/13/53(h)	120,740	104,289,175
4.50%, 10/01/24	49	48,957
4.50%, 02/01/25	27	27,135
4.50%, 04/01/25	45	43,972
4.50%, 06/01/25	221	217,326
4.50%, 08/01/31	987	951,546
4.50%, 08/01/34	266	252,409
4.50%, 11/15/38(h)	4,200	3,983,109
4.50%, 09/01/40	2,639	2,454,038
4.50%, 12/01/40	1,535	1,426,905
4.50%, 01/01/41	3,109	2,890,964
4.50%, 05/01/41	2,041	1,896,788
4.50%, 06/01/41	11,662	11,198,483
4.50%, 08/01/41	4,144	3,848,506
4.50%, 09/01/41	1,357	1,259,996
4.50%, 01/01/42	1,410	1,309,162
4.50%, 09/01/42	1,287	1,191,031
4.50%, 08/01/43	2,186	2,014,068
4.50%, 12/01/43	73	67,752
4.50%, 03/01/44	13	12,025
4.50%, 04/01/44	3,845	3,544,352
4.50%, 06/01/44	738	685,811
4.50%, 12/01/44	267	245,762
4.50%, 02/01/45	1,491	1,374,532
4.50%, 08/01/45	2,041	1,882,534
4.50%, 10/01/45	376	346,882
4.50%, 11/01/45	186	171,085
4.50%, 12/01/45	604	555,952
4.50%, 01/01/46	73	67,187
4.50%, 02/01/46	7,675	7,135,114

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 03/01/46	$1,329	$1,234,179
4.50%, 04/01/46	259	238,298
4.50%, 05/01/46	113	103,511
4.50%, 06/01/46	4	3,895
4.50%, 07/01/46	27	24,682
4.50%, 08/01/46	1,874	1,719,673
4.50%, 09/01/46	699	641,247
4.50%, 10/01/46	916	837,841
4.50%, 01/01/47	404	368,476
4.50%, 02/01/47	148	134,650
4.50%, 03/01/47	1,725	1,573,370
4.50%, 04/01/47	5,158	4,704,820
4.50%, 06/01/47	2,790	2,544,232
4.50%, 07/01/47	22	19,635
4.50%, 08/01/47	226	206,344
4.50%, 10/01/47	6,603	6,024,989
4.50%, 01/01/48	9,647	8,797,123
4.50%, 02/01/48	996	909,748
4.50%, 03/01/48	5,448	4,954,908
4.50%, 04/01/48	2,547	2,319,800
4.50%, 05/01/48	5,376	4,907,101
4.50%, 06/01/48	3,442	3,136,596
4.50%, 07/01/48	2,020	1,839,264
4.50%, 08/01/48	9,640	8,781,387
4.50%, 09/01/48	272	247,296
4.50%, 10/01/48	12,644	11,516,973
4.50%, 11/01/48	4,710	4,289,345
4.50%, 12/01/48	17,766	16,183,184
4.50%, 01/01/49	5,569	5,072,373
4.50%, 02/01/49	6,913	6,296,233
4.50%, 03/01/49	807	733,750
4.50%, 04/01/49	12,499	11,384,747
4.50%, 05/01/49	10,680	9,705,556
4.50%, 07/01/49	799	724,426
4.50%, 08/01/49	174	157,851
4.50%, 09/01/50	37,478	34,135,129
4.50%, 05/01/52	10,389	9,374,320
4.50%, 06/01/52	47,649	42,576,294
4.50%, 07/01/52	2,403	2,148,460
4.50%, 08/01/52	5,603	5,008,871
4.50%, 09/01/52	73,768	66,085,206
4.50%, 10/01/52	102,745	92,172,377
4.50%, 11/01/52	28,535	25,497,519
4.50%, 12/01/52	132,806	118,942,210
4.50%, 04/01/53	17,770	15,884,738
4.50%, 11/13/53(h)	154,945	138,346,495
5.00%, 12/01/23	0	1
5.00%, 09/01/33	84	82,850
5.00%, 11/01/33	2,468	2,419,800
5.00%, 06/01/35	121	118,625
5.00%, 10/01/35	44	43,344
5.00%, 12/01/36	36	34,702
5.00%, 11/15/38(h)	975	940,465
5.00%, 05/01/39	27	26,374
5.00%, 06/01/39	501	491,023
5.00%, 12/01/39	77	73,786
5.00%, 01/01/40	2	1,715
5.00%, 03/01/40	1,370	1,314,583
5.00%, 04/01/40	216	207,135
5.00%, 05/01/40	13	12,693
5.00%, 06/01/40	123	116,821

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 07/01/40	$778	$746,624
5.00%, 08/01/40	1,116	1,079,308
5.00%, 09/01/40	9	8,972
5.00%, 10/01/40	34	32,269
5.00%, 04/01/41	550	529,097
5.00%, 05/01/41	2,228	2,137,099
5.00%, 06/01/41	575	550,548
5.00%, 08/01/41	1,023	979,221
5.00%, 10/01/41	2,680	2,565,604
5.00%, 01/01/42	13,915	13,350,485
5.00%, 05/01/42	5,017	4,813,629
5.00%, 09/01/47	435	408,623
5.00%, 02/01/48	1,549	1,454,179
5.00%, 03/01/48	1,357	1,274,152
5.00%, 04/01/48	2,236	2,098,676
5.00%, 05/01/48	1,851	1,732,877
5.00%, 07/01/48	2,305	2,163,243
5.00%, 09/01/48	1,641	1,540,425
5.00%, 01/01/49	128	119,911
5.00%, 04/01/49	6,633	6,224,551
5.00%, 05/01/49	28	26,673
5.00%, 06/01/49	253	237,585
5.00%, 09/01/49	65	61,151
5.00%, 10/01/49	179	167,630
5.00%, 08/01/52	15,200	14,061,115
5.00%, 09/01/52	26,014	24,068,934
5.00%, 10/01/52	31,935	29,489,050
5.00%, 11/01/52	32,138	29,712,714
5.00%, 12/01/52	25,267	23,380,077
5.00%, 01/01/53	46,342	42,779,662
5.00%, 02/01/53	52,229	48,173,088
5.00%, 03/01/53	28,753	26,617,971
5.00%, 04/01/53	88,247	81,380,851
5.00%, 05/01/53	63,224	58,305,038
5.00%, 06/01/53	54,430	50,193,113
5.00%, 11/13/53(h)	109,620	101,056,052
5.50%, 05/01/33	912	909,726
5.50%, 11/01/33	1,875	1,870,556
5.50%, 09/01/34	2,785	2,782,010
5.50%, 09/01/36	206	205,171
5.50%, 03/01/38	170	168,335
5.50%, 06/01/38	4,639	4,599,904
5.50%, 11/01/38	352	348,471
5.50%, 07/01/40	1,185	1,176,011
5.50%, 09/01/41	29,383	29,305,203
5.50%, 01/01/47	2,335	2,330,501
5.50%, 12/01/48	217	212,738
5.50%, 09/01/52	13,388	12,804,045
5.50%, 11/01/52	14,771	14,042,187
5.50%, 12/01/52	63,134	60,139,916
5.50%, 01/01/53	83,223	79,245,575
5.50%, 02/01/53	60,039	57,077,525
5.50%, 03/01/53	68,339	64,977,602
5.50%, 04/01/53	37,541	35,630,525
5.50%, 05/01/53	68,351	64,868,148
5.50%, 06/01/53	17,122	16,286,717
5.50%, 11/13/53(h)	32,030	30,378,453
6.00%, 03/01/34	1,537	1,556,535
6.00%, 05/01/34	132	133,611
6.00%, 08/01/34	257	259,784
6.00%, 11/01/34	83	84,305

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
6.00%, 09/01/36	$348	$353,710
6.00%, 08/01/37	835	849,657
6.00%, 03/01/38	288	293,356
6.00%, 05/01/38	140	142,110
6.00%, 09/01/38	115	116,595
6.00%, 06/01/39	2,193	2,216,671
6.00%, 10/01/39	147	149,368
6.00%, 07/01/41	1,223	1,243,397
6.00%, 02/01/49	5,947	6,045,713
6.00%, 11/13/53(h)	145,650	141,722,504
6.50%, 08/01/36	21	21,291
6.50%, 09/01/36	163	168,402
6.50%, 10/01/36	23	23,348
6.50%, 12/01/36	33	34,405
6.50%, 07/01/37	39	40,859
6.50%, 08/01/37	1,831	1,895,546
6.50%, 10/01/37	70	72,881
6.50%, 11/01/37	18	18,623
6.50%, 12/01/37	561	579,335
6.50%, 06/01/38	15	15,890
6.50%, 10/01/39	492	509,539
6.50%, 05/01/40	16	16,123
6.50%, 11/13/53(h)	143,000	142,127,943
7.00%, 04/01/37	634	669,109

		24,022,019,665

U.S. Government Agency Obligations — 0.4%
Federal Home Loan Banks
0.50%, 04/14/25	7,000	6,532,817
1.50%, 08/15/24	1,000	969,041
2.13%, 12/14/29	70	58,837
2.50%, 12/08/23	1,000	996,862
2.75%, 12/13/24	250	242,890
2.88%, 09/13/24(b)	1,000	977,443
3.13%, 06/13/25	980	947,394
3.25%, 11/16/28	25,470	23,592,671
5.50%, 07/15/36	7,900	8,069,083
Federal Home Loan Mortgage Corp.
6.25%, 07/15/32(b)	73,453	79,289,768
6.75%, 03/15/31	21,820	23,990,061
Federal National Mortgage Association
0.38%, 08/25/25	24,991	22,946,256
0.63%, 04/22/25	5,000	4,675,201
0.88%, 08/05/30	17,530	13,289,439
1.63%, 01/07/25	13,020	12,464,944
1.75%, 07/02/24(b)	1,550	1,512,313
1.88%, 09/24/26	1,285	1,177,966
2.50%, 02/05/24(b)	200	198,401
2.63%, 09/06/24	39,730	38,807,624
5.63%, 07/15/37	795	819,060
6.25%, 05/15/29	580	614,917
6.63%, 11/15/30	8,180	8,878,685
7.13%, 01/15/30	10,000	11,042,258
7.25%, 05/15/30	17,396	19,401,195
Tennessee Valley Authority
1.50%, 09/15/31	1,000	753,993
3.50%, 12/15/42	525	384,891
4.63%, 09/15/60	1,000	811,824
4.88%, 01/15/48	8,035	6,991,641
5.25%, 09/15/39	458	431,235
5.50%, 06/15/38	10,000	9,765,777
5.88%, 04/01/36	95	98,476

Security	Par (000)	Value

U.S. Government Agency Obligations (continued)
6.15%, 01/15/38	$3,553	$3,705,587
7.13%, 05/01/30	3,556	3,910,032
Series B, 4.70%, 07/15/33	1,500	1,425,832
Series E, 6.75%, 11/01/25	7,000	7,193,939

		316,968,353

U.S. Government Obligations — 42.1%
U.S. Treasury Note/Bond
0.25%, 05/31/25	106,410	98,466,659
0.25%, 06/30/25	4,100	3,781,609
0.25%, 07/31/25	184,800	169,806,657
0.25%, 08/31/25	210,050	192,327,031
0.25%, 09/30/25	116,300	106,164,636
0.25%, 10/31/25	194,300	176,668,792
0.38%, 09/15/24	5,000	4,783,789
0.38%, 04/30/25	44,000	40,945,781
0.38%, 11/30/25	457,800	415,954,219
0.38%, 12/31/25	210,900	191,111,649
0.38%, 01/31/26	648,200	584,899,219
0.38%, 07/31/27	119,700	101,427,047
0.38%, 09/30/27	5,000	4,207,031
0.50%, 03/31/25	20,000	18,710,156
0.50%, 02/28/26	204,700	184,677,781
0.50%, 04/30/27	93,800	80,726,625
0.50%, 05/31/27	108,400	92,961,469
0.50%, 06/30/27	136,900	117,017,415
0.50%, 08/31/27	155,023	131,563,237
0.50%, 10/31/27	202,200	170,400,892
0.63%, 10/15/24	12,820	12,247,106
0.63%, 07/31/26	76,400	68,079,563
0.63%, 03/31/27	75,600	65,594,813
0.63%, 11/30/27	197,000	166,357,267
0.63%, 12/31/27	187,400	157,752,735
0.63%, 05/15/30	270,400	206,095,500
0.63%, 08/15/30	396,000	299,165,625
0.75%, 11/15/24	113,750	108,409,083
0.75%, 03/31/26	20,500	18,568,516
0.75%, 04/30/26	94,000	84,820,313
0.75%, 05/31/26	71,500	64,294,141
0.75%, 08/31/26	244,200	217,586,017
0.75%, 01/31/28	496,300	418,675,578
0.88%, 06/30/26	170,000	153,132,812
0.88%, 09/30/26	190,610	170,178,991
0.88%, 11/15/30	163,800	125,230,219
1.00%, 12/15/24	165,200	157,359,453
1.00%, 07/31/28	200,000	167,484,376
1.13%, 01/15/25	157,460	149,783,825
1.13%, 02/28/25	83,700	79,230,551
1.13%, 10/31/26	171,100	153,348,375
1.13%, 02/28/27	40,300	35,722,172
1.13%, 02/29/28	132,340	113,212,734
1.13%, 08/31/28	273,600	229,909,500
1.13%, 02/15/31	257,200	199,209,437
1.13%, 05/15/40	156,500	85,243,594
1.13%, 08/15/40	58,000	31,310,938
1.25%, 11/30/26	164,900	147,920,453
1.25%, 12/31/26	191,230	171,210,609
1.25%, 03/31/28	216,000	185,287,500
1.25%, 04/30/28	169,100	144,686,187
1.25%, 05/31/28	229,110	195,387,872
1.25%, 06/30/28	212,175	180,431,632
1.25%, 09/30/28	317,000	267,245,861

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.25%, 08/15/31	$318,900	$244,257,469
1.25%, 05/15/50	205,900	90,499,484
1.38%, 08/31/26	42,500	38,562,109
1.38%, 10/31/28	185,000	156,512,892
1.38%, 12/31/28	196,730	165,499,112
1.38%, 11/15/31	400,250	307,191,875
1.38%, 11/15/40	284,800	160,467,000
1.38%, 08/15/50	18,100	8,232,672
1.50%, 10/31/24	105,100	101,093,062
1.50%, 11/30/24	290,100	278,201,369
1.50%, 02/15/25	152,720	145,489,662
1.50%, 08/15/26	382,000	348,246,721
1.50%, 01/31/27	325,280	292,574,114
1.50%, 11/30/28	284,200	241,392,375
1.50%, 02/15/30	83,185	68,010,237
1.63%, 02/15/26	207,890	192,785,492
1.63%, 05/15/26	270,000	248,674,220
1.63%, 09/30/26	44,500	40,602,774
1.63%, 10/31/26	76,300	69,421,078
1.63%, 11/30/26	51,200	46,484,000
1.63%, 08/15/29	54,000	45,279,844
1.63%, 05/15/31	340,910	271,449,587
1.63%, 11/15/50	229,500	112,311,562
1.75%, 12/31/24	140,400	134,685,282
1.75%, 03/15/25	101,700	96,980,484
1.75%, 12/31/26	91,870	83,522,750
1.75%, 01/31/29	170,700	146,121,868
1.75%, 08/15/41	271,420	161,113,216
1.88%, 06/30/26	80,000	74,000,000
1.88%, 07/31/26	49,900	46,021,055
1.88%, 02/28/27	178,100	161,806,634
1.88%, 02/28/29	159,200	136,874,688
1.88%, 02/15/32	422,760	335,962,087
1.88%, 02/15/41	130,200	80,256,094
1.88%, 02/15/51	575,700	302,152,547
1.88%, 11/15/51	233,450	121,758,766
2.00%, 02/15/25	180,068	172,654,264
2.00%, 08/15/25	184,515	174,691,017
2.00%, 11/15/26	181,000	166,336,173
2.00%, 11/15/41	103,260	63,908,259
2.00%, 02/15/50	102,000	55,813,125
2.00%, 08/15/51	466,600	252,182,719
2.13%, 11/30/24	76,050	73,426,869
2.13%, 05/15/25	206,000	196,665,625
2.13%, 05/31/26	105,300	98,159,344
2.25%, 10/31/24	20,000	19,382,813
2.25%, 11/15/24	214,966	208,071,974
2.25%, 12/31/24	75,300	72,652,734
2.25%, 11/15/25	167,829	158,768,857
2.25%, 03/31/26	88,500	83,065,547
2.25%, 02/15/27	161,206	148,447,965
2.25%, 08/15/27	146,750	133,496,641
2.25%, 11/15/27	153,750	139,083,692
2.25%, 05/15/41	276,900	181,499,297
2.25%, 08/15/46	118,960	71,245,888
2.25%, 08/15/49	106,500	62,152,734
2.25%, 02/15/52	252,900	145,575,562
2.38%, 04/30/26	124,400	116,916,562
2.38%, 05/15/27	190,870	175,421,459
2.38%, 03/31/29	244,200	215,048,625
2.38%, 05/15/29	191,600	168,398,437

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.38%, 02/15/42	$141,000	$93,104,062
2.38%, 11/15/49	229,400	137,747,531
2.38%, 05/15/51	136,000	81,005,000
2.50%, 01/31/25	35,340	34,136,231
2.50%, 02/28/26	92,350	87,335,684
2.50%, 03/31/27	109,200	101,155,032
2.50%, 02/15/45	50,824	32,781,480
2.50%, 02/15/46	152,800	97,147,375
2.50%, 05/15/46	123,517	78,259,599
2.63%, 03/31/25	5,000	4,820,117
2.63%, 04/15/25	97,100	93,549,781
2.63%, 12/31/25	86,500	82,262,852
2.63%, 01/31/26	86,000	81,652,969
2.63%, 05/31/27	132,700	122,944,477
2.63%, 02/15/29	211,491	189,367,060
2.63%, 07/31/29	145,500	128,960,743
2.75%, 02/28/25	90,500	87,534,004
2.75%, 05/15/25	158,200	152,446,711
2.75%, 06/30/25	141,900	136,467,891
2.75%, 08/31/25	140,808	134,961,167
2.75%, 04/30/27	169,300	157,819,344
2.75%, 07/31/27	119,500	110,845,587
2.75%, 02/15/28	222,702	204,659,659
2.75%, 05/31/29	285,900	256,014,516
2.75%, 08/15/32	404,850	342,477,797
2.75%, 08/15/42	106,523	74,532,812
2.75%, 11/15/42	128,580	89,584,097
2.75%, 08/15/47	219,000	144,232,031
2.75%, 11/15/47	158,550	104,271,398
2.88%, 04/30/25	48,000	46,376,250
2.88%, 05/31/25	116,800	112,730,250
2.88%, 06/15/25	277,400	267,474,281
2.88%, 07/31/25	183,900	176,939,098
2.88%, 11/30/25	110,400	105,682,126
2.88%, 05/15/28	252,994	232,714,950
2.88%, 08/15/28	219,930	201,321,861
2.88%, 04/30/29	176,320	159,197,676
2.88%, 05/15/32	489,500	420,052,187
2.88%, 05/15/43	121,184	85,699,810
2.88%, 08/15/45	153,125	105,416,992
2.88%, 11/15/46	54,000	36,711,563
2.88%, 05/15/49	42,000	28,172,813
2.88%, 05/15/52	205,000	136,773,437
3.00%, 07/15/25	161,030	155,375,079
3.00%, 09/30/25	101,200	97,345,703
3.00%, 10/31/25	106,600	102,406,789
3.00%, 05/15/42	43,150	31,593,891
3.00%, 11/15/44	99,727	70,790,588
3.00%, 05/15/45	121,400	85,776,687
3.00%, 11/15/45(b)	65,100	45,753,094
3.00%, 02/15/47	116,190	80,697,586
3.00%, 05/15/47	152,118	105,484,326
3.00%, 02/15/48	154,550	106,615,352
3.00%, 08/15/48	160,190	110,280,803
3.00%, 02/15/49	32,400	22,280,063
3.00%, 08/15/52	203,680	139,711,750
3.13%, 08/15/25	142,420	137,541,003
3.13%, 08/31/27	9,200	8,642,250
3.13%, 11/15/28	207,515	191,351,528
3.13%, 08/31/29	208,900	190,001,078
3.13%, 11/15/41	53,900	40,526,063

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
3.13%, 02/15/42	$71,800	$53,850,000
3.13%, 02/15/43	76,200	56,340,375
3.13%, 08/15/44	60,519	44,037,029
3.13%, 05/15/48	149,460	105,556,125
3.25%, 06/30/29	175,480	161,126,285
3.25%, 05/15/42	155,200	118,170,250
3.38%, 05/15/33	341,935	302,398,766
3.38%, 08/15/42	46,000	35,592,500
3.38%, 05/15/44	84,200	64,044,625
3.38%, 11/15/48	106,450	78,739,734
3.50%, 09/15/25	136,970	133,042,814
3.50%, 01/31/28	150,803	143,015,440
3.50%, 04/30/28	163,870	155,061,987
3.50%, 01/31/30	175,000	161,669,923
3.50%, 04/30/30	195,600	180,242,345
3.50%, 02/15/33	358,799	321,237,230
3.50%, 02/15/39	24,000	19,845,000
3.63%, 05/15/26	331,122	320,722,700
3.63%, 03/31/28	117,412	111,761,547
3.63%, 05/31/28	148,400	141,119,125
3.63%, 03/31/30	198,200	184,093,735
3.63%, 08/15/43	73,600	58,684,500
3.63%, 02/15/44	83,950	66,622,195
3.63%, 02/15/53	226,550	176,532,008
3.63%, 05/15/53	222,565	173,461,597
3.75%, 04/15/26	345,000	335,323,830
3.75%, 05/31/30	173,000	161,646,875
3.75%, 06/30/30	203,097	189,641,824
3.75%, 08/15/41	52,000	43,021,875
3.75%, 11/15/43	36,600	29,697,469
3.88%, 03/31/25	119,300	117,058,465
3.88%, 04/30/25	153,247	150,277,839
3.88%, 01/15/26	281,900	275,204,875
3.88%, 11/30/27	80,000	77,081,250
3.88%, 12/31/27	69,907	67,334,641
3.88%, 09/30/29	233,630	221,145,397
3.88%, 11/30/29	192,418	181,865,075
3.88%, 12/31/29	168,800	159,423,688
3.88%, 08/15/33	385,482	354,824,135
3.88%, 08/15/40	80,516	68,388,278
3.88%, 02/15/43	140,491	116,805,095
3.88%, 05/15/43	130,220	108,123,294
4.00%, 12/15/25	145,873	142,830,181
4.00%, 02/15/26	325,360	318,293,587
4.00%, 02/29/28	165,256	159,833,537
4.00%, 06/30/28	145,756	140,700,089
4.00%, 10/31/29	165,150	157,279,570
4.00%, 02/28/30	202,432	192,278,770
4.00%, 07/31/30	165,690	156,965,386
4.00%, 11/15/42	126,823	107,482,492
4.00%, 11/15/52	210,294	175,759,782
4.13%, 01/31/25	144,438	142,350,420
4.13%, 06/15/26	331,572	324,940,560
4.13%, 09/30/27	267,000	259,949,531
4.13%, 10/31/27	53,302	51,861,180
4.13%, 07/31/28	143,800	139,497,235
4.13%, 08/31/30	156,359	149,151,827
4.13%, 11/15/32	358,963	338,210,452
4.13%, 08/15/53	243,733	208,505,965
4.25%, 09/30/24	161,500	159,765,136
4.25%, 12/31/24	186,000	183,602,345

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.25%, 05/31/25	$139,146	$137,140,341
4.25%, 10/15/25	145,620	143,339,000
4.25%, 05/15/39	17,340	15,652,059
4.25%, 11/15/40	28,889	25,706,696
4.38%, 10/31/24	187,905	185,937,870
4.38%, 08/15/26	199,900	197,026,437
4.38%, 08/31/28	166,500	163,313,087
4.38%, 02/15/38	32,000	29,805,000
4.38%, 11/15/39	50,933	46,420,655
4.38%, 05/15/40	32,403	29,415,848
4.38%, 05/15/41	15,949	14,386,496
4.38%, 08/15/43	120,384	107,329,860
4.50%, 11/30/24	96,800	95,835,781
4.50%, 11/15/25	145,161	143,573,302
4.50%, 07/15/26	387,273	383,006,948
4.50%, 02/15/36(b)	27,685	26,664,116
4.50%, 05/15/38	47,000	44,194,688
4.50%, 08/15/39	50,207	46,559,148
4.63%, 02/28/25	154,300	152,955,902
4.63%, 06/30/25	116,370	115,379,037
4.63%, 03/15/26	322,180	319,562,287
4.63%, 09/15/26	157,133	155,966,779
4.63%, 10/15/26	163,436	162,210,230
4.63%, 09/30/28	116,638	115,562,743
4.63%, 09/30/30	154,749	152,137,611
4.63%, 02/15/40	45,950	43,078,125
4.75%, 07/31/25	7,400	7,351,727
4.75%, 02/15/37	21,977	21,551,196
4.75%, 02/15/41	91,158	86,244,014
4.88%, 10/31/28	100,000	100,215,800
4.88%, 10/31/30	111,592	111,382,765
5.00%, 09/30/25	121,710	121,486,548
5.00%, 10/31/25	14,394	14,376,570
5.00%, 05/15/37	53,658	53,741,841
5.25%, 11/15/28	29,377	29,831,425
5.25%, 02/15/29	60,090	60,892,765
5.50%, 08/15/28	77,000	78,997,188
6.00%, 02/15/26	9,468	9,631,471
6.13%, 08/15/29	14,600	15,458,891
6.25%, 05/15/30	5,000	5,362,500
6.50%, 11/15/26	26,950	28,082,742
6.63%, 02/15/27	28,800	30,222,000
6.75%, 08/15/26	14,400	15,018,750
6.88%, 08/15/25	6,265	6,427,988

		37,485,375,351

Total U.S. Government & Agency Obligations — 69.5% (Cost: $71,968,482,215)		61,824,363,369

Total Long-Term Investments — 98.9% (Cost: $103,181,633,815)		88,080,014,391

	Shares

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(i)(j)	2,498,436,995	2,499,436,370

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(i)(j)(k)	420,182,626	$420,182,626

Total Short-Term Securities — 3.3% (Cost: $2,918,265,568)		2,919,618,996

Total Investments Before TBA Sales Commitments — 102.2% (Cost: $106,099,899,383)		90,999,633,387

	Par (000)

TBA Sales Commitments(h)

Mortgage-Backed Securities — (0.1)%
Government National Mortgage Association, 3.50%, 11/20/53	$(19,350)	(16,490,836)
Uniform Mortgage-Backed Securities
2.00%, 11/13/53	(32,600)	(23,935,531)
2.50%, 11/13/53	(63,125)	(48,418,848)
3.00%, 11/13/53	(34,250)	(27,400,340)

Total TBA Sales Commitments — (0.1)% (Proceeds: $(116,952,500))		(116,245,555)

Total Investments, Net of TBA Sales Commitments — 102.1% (Cost: $105,982,946,883)		90,883,387,832

Liabilities in Excess of Other Assets — (2.1)%		(1,883,991,023)

Net Assets — 100.0%		$ 88,999,396,809

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	All or a portion of this security is on loan.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	Represents or includes a TBA transaction.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$410,215,669	$—	$410,215,669

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Core U.S. Aggregate Bond ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Long-Term Investments (continued)
Collaterized Mortgage Obligations	$—	$942,946,672	$—	$942,946,672
Corporate Bonds & Notes	—	22,587,915,303	—	22,587,915,303
Foreign Government Obligations	—	1,803,198,094	—	1,803,198,094
Municipal Debt Obligations	—	511,375,284	—	511,375,284
U.S. Government & Agency Obligations	—	61,824,363,369	—	61,824,363,369
Short-Term Securities
Money Market Funds	2,919,618,996	—	—	2,919,618,996
Liabilities
Investments
TBA Sales Commitments	—	(116,245,555)	—	(116,245,555)

	$2,919,618,996	$87,963,768,836	$—	$90,883,387,832

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.0%
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/23)(a)(b)	$15,779	$14,011,358
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	13,299	9,675,022
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	12,118	9,236,945
9.00%, 09/15/28 (Call 09/15/25)(b)	9,117	8,873,576
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)(b)	6,631	5,337,955
3.75%, 02/15/28 (Call 11/16/23)(b)	7,200	6,407,100
4.00%, 02/15/30 (Call 02/15/25)(b)	6,481	5,483,574
4.88%, 01/15/29 (Call 01/15/24)(b)	5,117	4,690,946
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	5,995	4,886,685
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	6,060	4,871,331
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	7,689	6,823,987
6.25%, 06/15/25 (Call 12/01/23)(a)	4,802	4,738,614
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)(b)	13,520	11,174,145
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(a)(b)	13,012	10,130,200

		106,341,438

Aerospace & Defense — 2.6%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	8,816	7,819,547
7.13%, 06/15/26 (Call 12/01/23)(a)	14,861	14,292,983
7.50%, 02/01/29 (Call 02/01/26)(a)(b)	8,581	7,948,151
7.88%, 04/15/27 (Call 12/01/23)(a)(b)	23,410	22,501,123
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	12,077	11,402,701
5.75%, 10/15/27 (Call 07/15/27)(a)	12,036	11,414,642
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	8,769	6,936,551
7.50%, 04/15/25 (Call 12/01/23)(a)	15,108	15,070,230
9.38%, 11/30/29 (Call 11/30/25)(a)(b)	11,126	11,428,627
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)(b)	15,376	13,259,054
4.88%, 05/01/29 (Call 05/01/24)(b)	8,893	7,710,676
5.50%, 11/15/27 (Call 12/01/23)(b)	32,483	30,235,176
6.25%, 03/15/26 (Call 12/01/23)(a)	54,653	53,404,179
6.75%, 08/15/28 (Call 02/15/25)(a)	26,269	25,448,094
6.88%, 12/15/30 (Call 08/18/26)(a)(b)	18,252	17,635,995
7.50%, 03/15/27 (Call 12/01/23)	6,090	6,081,888
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(b)	6,050	5,747,500
9.00%, 03/15/28 (Call 03/15/25)(a)(b)	14,806	14,340,073

		282,677,190

Agriculture — 0.3%
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/13/23)(a)(b)	6,145	5,842,254
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	12,281	11,562,807
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	10,705	9,084,798
10.50%, 11/01/26 (Call 12/01/23)(a)(b)	6,731	6,725,009

		33,214,868

Airlines — 2.1%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	15,119	13,758,290
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	6,240	5,826,654

Security	Par (000)	Value

Airlines (continued)
American Airlines Inc.
7.25%, 02/15/28 (Call 02/15/25)(a)(b)	$9,234	$8,599,162
11.75%, 07/15/25(a)	28,919	30,636,066
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	34,666	33,693,069
5.75%, 04/20/29(a)	37,548	33,777,041
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	3,348	3,218,265
3.75%, 10/28/29 (Call 07/28/29)(b)	7,562	6,418,248
4.38%, 04/19/28 (Call 01/19/28)(b)	5,890	5,387,544
7.38%, 01/15/26 (Call 12/15/25)	10,599	10,704,460
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	14,298	10,530,785
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)(b)	13,533	9,980,827
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)(b)	25,020	23,195,624
4.63%, 04/15/29 (Call 10/15/28)(a)	24,780	20,926,710
VistaJet Malta Finance PLC/Vista Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(b)	11,893	7,971,878
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	6,391	4,921,070
9.50%, 06/01/28 (Call 06/01/25)(a)(b)	6,221	4,759,065

		234,304,758

Apparel — 0.2%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	10,999	10,105,331
9.00%, 02/15/31 (Call 02/15/26)(a)(b)	7,662	7,125,660

		17,230,991

Auto Manufacturers — 3.4%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)(b)	12,443	9,860,331
4.75%, 10/01/27 (Call 11/13/23)(a)	4,512	4,117,200
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	6,523	6,040,486
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	14,071	13,912,701
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)	23,978	18,077,973
4.35%, 12/08/26 (Call 09/08/26)(b)	14,926	14,066,262
6.10%, 08/19/32 (Call 05/19/32)(b)	16,885	15,618,625
9.63%, 04/22/30 (Call 01/22/30)	4,109	4,581,021
Ford Motor Credit Co. LLC
2.30%, 02/10/25 (Call 01/10/25)	11,506	10,870,639
2.70%, 08/10/26 (Call 07/10/26)(b)	15,097	13,539,141
2.90%, 02/16/28 (Call 12/16/27)	7,356	6,262,531
2.90%, 02/10/29 (Call 12/10/28)(b)	7,055	5,776,987
3.38%, 11/13/25 (Call 10/13/25)(b)	21,035	19,636,173
3.63%, 06/17/31 (Call 03/17/31)	9,509	7,507,665
3.82%, 11/02/27 (Call 08/02/27)	7,403	6,607,918
4.00%, 11/13/30 (Call 08/13/30)(b)	16,238	13,377,676
4.06%, 11/01/24 (Call 10/01/24)	14,222	13,845,117
4.13%, 08/04/25	13,853	13,215,762
4.13%, 08/17/27 (Call 06/17/27)	12,334	11,209,756
4.27%, 01/09/27 (Call 11/09/26)	8,750	8,094,625
4.39%, 01/08/26	12,384	11,752,416
4.54%, 08/01/26 (Call 06/01/26)	7,286	6,844,286
4.69%, 06/09/25 (Call 04/09/25)	5,496	5,311,884
4.95%, 05/28/27 (Call 04/28/27)(b)	14,763	13,864,795

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
5.11%, 05/03/29 (Call 02/03/29)	$14,738	$13,350,712
5.13%, 06/16/25 (Call 05/16/25)	16,862	16,401,499
6.80%, 05/12/28 (Call 04/12/28)(b)	14,084	14,048,790
6.95%, 03/06/26 (Call 02/06/26)	12,422	12,454,297
6.95%, 06/10/26 (Call 05/10/26)(b)	8,966	8,989,510
7.20%, 06/10/30 (Call 04/10/30)(b)	8,371	8,365,474
7.35%, 11/04/27 (Call 10/04/27)	14,844	15,020,273
7.35%, 03/06/30 (Call 01/06/30)(b)	11,261	11,317,305
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	6,013	5,222,215
5.50%, 07/15/29 (Call 07/15/24)(a)	5,000	4,299,475
5.88%, 01/15/28 (Call 01/15/24)(a)(b)	5,965	5,372,228
7.75%, 10/15/25 (Call 12/01/23)(a)	9,051	9,042,348

		377,876,096

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 12/01/23)(a)(b)	10,053	9,360,348
7.00%, 04/15/28 (Call 04/15/25)(a)(b)	5,981	5,878,438
8.25%, 04/15/31 (Call 04/15/26)(a)(b)	6,336	6,163,266
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	7,500	5,921,036
6.50%, 04/01/27 (Call 12/01/23)(b)	5,811	5,474,233
6.88%, 07/01/28 (Call 11/13/23)(b)	5,241	4,650,894
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(a)	5,421	5,375,464
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/26 (Call 12/04/23)(a)(b)	11,037	10,771,869
6.75%, 05/15/28 (Call 05/15/25)(a)(b)	9,267	8,995,719
8.50%, 05/15/27 (Call 12/04/23)(a)(b)	24,306	23,920,750
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	4,773	3,777,734
5.38%, 11/15/27 (Call 11/13/23)(b)	5,245	4,821,099
5.63%, 06/15/28 (Call 11/13/23)(b)	4,975	4,508,594
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	8,925	8,215,730
5.00%, 05/31/26 (Call 12/01/23)(b)	11,203	10,592,677
5.00%, 07/15/29 (Call 04/15/29)(b)	10,366	8,911,028
5.25%, 04/30/31 (Call 01/30/31)(b)	6,529	5,379,488
5.25%, 07/15/31 (Call 04/15/31)(b)	7,289	5,935,942
5.63%, 04/30/33 (Call 01/30/33)	5,515	4,423,030
9.50%, 05/31/25 (Call 11/16/23)	10,116	10,229,805
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	23,807	19,105,118
ZF North America Capital Inc.
4.75%, 04/29/25(a)	13,601	13,105,450
6.88%, 04/14/28 (Call 03/14/28)(a)	7,390	7,158,915
7.13%, 04/14/30 (Call 02/14/30)(a)(b)	7,340	7,120,534

		199,797,161

Banks — 0.8%
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(b)	6,527	5,645,855
7.63%, 05/01/26 (Call 12/01/23)(a)	6,040	5,550,257
12.00%, 10/01/28 (Call 10/01/25)(a)	10,121	10,142,254
12.25%, 10/01/30 (Call 10/01/26)(a)	5,920	5,901,520
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(b)(c)	9,432	6,704,404
5.71%, 01/15/26(a)	18,594	17,616,984

Security	Par (000)	Value

Banks (continued)
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30), (5-year CMT + 4.750%)(a)(b)(c)	$18,441	$15,134,497
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(c)	12,479	11,282,752
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)(c)	15,450	14,313,198

		92,291,721

Building Materials — 1.2%
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	15,916	12,673,115
5.00%, 03/01/30 (Call 03/01/25)(a)(b)	6,728	5,867,462
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	8,419	7,704,106
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)(b)	8,764	8,157,093
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(a)	28,343	26,940,021
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(a)(b)	13,927	12,864,370
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	13,282	10,045,681
4.38%, 07/15/30 (Call 07/15/25)(a)(b)	19,326	15,792,434
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	11,959	10,706,375
5.00%, 02/15/27 (Call 12/01/23)(a)	10,614	9,810,159
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 11/13/23)(a)(b)	8,854	8,023,938

		128,584,754

Chemicals — 1.9%
ASP Unifrax Holdings Inc.
5.25%, 09/30/28 (Call 09/30/24)(a)	9,876	6,658,540
7.50%, 09/30/29 (Call 09/30/24)(a)(b)	4,422	2,314,917
Avient Corp.
5.75%, 05/15/25 (Call 12/01/23)(a)(b)	7,856	7,701,237
7.13%, 08/01/30 (Call 08/01/25)(a)(b)	9,106	8,741,535
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	8,251	6,800,887
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)(b)	5,993	5,518,834
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)	7,488	5,790,096
5.38%, 05/15/27 (Call 02/15/27)(b)	6,071	5,485,482
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	9,674	8,185,337
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)(b)	7,950	7,240,105
5.25%, 12/15/29 (Call 09/15/29)	8,727	7,711,439
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	7,092	5,247,292
5.00%, 05/01/25 (Call 01/31/25)(a)	6,185	5,831,778
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	13,217	11,196,914
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	6,424	5,501,064
5.13%, 09/15/27 (Call 12/01/23)(b)	6,515	5,989,650
5.63%, 08/01/29 (Call 08/01/24)(b)	8,177	7,479,461
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)(b)	10,491	8,353,459
6.25%, 10/01/29 (Call 10/01/24)(a)(b)	4,999	3,749,250
9.75%, 11/15/28 (Call 06/01/25)(a)(b)	21,883	21,350,657

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	$13,704	$11,885,597
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	8,448	7,075,200
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	13,249	10,400,465
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	6,885	5,232,600
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	6,368	6,254,087
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 12/01/23)(a)(b)	9,318	8,342,405
5.63%, 08/15/29 (Call 08/15/24)(a)(b)	14,466	11,211,150

		207,249,438

Commercial Services — 4.3%
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)(b)	12,178	10,449,738
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(a)	6,222	5,755,350
Albion Financing 2 Sarl, 8.75%, 04/15/27 (Call 12/01/23)(a)(b)	5,500	5,011,325
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	12,085	8,749,540
6.63%, 07/15/26 (Call 12/01/23)(a)	23,928	22,336,788
9.75%, 07/15/27 (Call 12/01/23)(a)(b)	12,535	10,913,974
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (Call 06/01/24)(a)	14,816	12,171,344
4.63%, 06/01/28 (Call 06/01/24)(a)(b)	8,977	7,307,727
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	9,338	7,744,844
6.75%, 02/15/27 (Call 12/01/23)(a)(b)	7,382	7,107,390
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	6,437	5,528,954
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	7,151	6,115,428
5.75%, 07/15/27 (Call 11/13/23)(a)(b)	4,719	4,330,390
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)(b)	12,324	11,095,887
3.50%, 06/01/31 (Call 03/01/31)(b)	12,630	9,733,983
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(a)	6,732	6,083,203
5.50%, 07/15/25 (Call 12/01/23)(a)	4,618	4,490,593
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(a)(b)	7,417	6,607,620
6.00%, 06/01/29 (Call 06/01/24)(a)	5,997	4,603,195
7.75%, 02/15/28 (Call 02/15/25)(a)(b)	5,154	4,934,955
9.50%, 11/01/27 (Call 12/01/23)(a)	7,409	6,688,345
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	6,288	5,308,330
3.75%, 10/01/30 (Call 10/01/25)(a)	9,408	7,820,400
4.50%, 07/01/28 (Call 12/01/23)(a)	8,997	8,097,390
Grand Canyon University
4.13%, 10/01/24	1,074	1,021,965
5.13%, 10/01/28 (Call 08/01/28)(b)	872	771,546
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (Call 01/15/27)(a)	17,968	17,745,871
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)(b)	14,532	13,678,245
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)(b)	6,173	5,187,840
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	12,815	9,226,800

Security	Par (000)	Value

Commercial Services (continued)
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)(b)	$12,977	$10,863,371
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	11,817	8,808,628
Neptune Bidco U.S. Inc., 9.29%, 04/15/29 (Call 10/15/25)(a)	32,599	28,783,287
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	6,331	6,228,385
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	12,426	10,928,667
5.75%, 04/15/26(a)	16,613	16,114,610
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	16,000	14,848,640
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)(b)	6,597	5,845,767
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)(b)	10,530	8,682,775
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	10,229	8,153,536
4.00%, 05/15/31 (Call 05/15/26)(b)	9,670	7,820,951
4.63%, 12/15/27 (Call 12/01/23)(b)	6,805	6,289,909
5.13%, 06/01/29 (Call 06/01/24)(b)	8,793	8,054,938
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)(b)	9,605	8,579,666
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)(b)	8,966	7,155,508
3.88%, 11/15/27 (Call 11/13/23)	9,116	8,361,286
3.88%, 02/15/31 (Call 08/15/25)(b)	14,128	11,643,238
4.00%, 07/15/30 (Call 07/15/25)(b)	9,346	7,871,668
4.88%, 01/15/28 (Call 11/13/23)(b)	20,767	19,287,351
5.25%, 01/15/30 (Call 01/15/25)(b)	9,171	8,387,262
5.50%, 05/15/27 (Call 12/01/23)	5,719	5,516,553
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	13,792	13,720,236
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)(b)	6,086	5,984,066
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)(b)	6,282	5,574,772

		480,124,030

Computers — 1.4%
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)(b)	24,980	19,984,000
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(a)	16,477	16,151,250
NCR Corp.
5.00%, 10/01/28 (Call 12/01/23)(a)	7,861	6,789,939
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	14,864	12,822,058
5.25%, 10/01/30 (Call 10/01/25)(a)	5,397	4,473,674
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 12/01/23)(a)(b)	5,805	5,300,570
8.25%, 02/01/28 (Call 12/01/23)(a)	6,193	5,874,189
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)(b)	6,021	5,150,965
4.75%, 01/01/25	6,161	6,013,735
4.88%, 06/01/27 (Call 03/01/27)(b)	6,113	5,730,937
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	6,041	6,148,266
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	6,155	6,270,406
9.63%, 12/01/32 (Call 12/01/27)(a)	9,306	9,933,660
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	15,525	16,417,034

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	$3	$2,338
4.75%, 02/15/26 (Call 11/15/25)(b)	28,617	26,831,540

		153,894,561

Cosmetics & Personal Care — 0.4%
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(a)(b)	11,083	10,601,813
6.50%, 04/15/26 (Call 12/01/23)(a)(b)	5,890	5,801,650
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)(b)	5,808	5,142,113
6.63%, 07/15/30 (Call 07/16/26)(a)	9,519	9,099,759
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	6,168	5,164,961
5.50%, 06/01/28 (Call 12/01/23)(a)(b)	9,352	8,533,232

		44,343,528

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	4,856	4,030,480
4.00%, 01/15/28 (Call 12/01/23)(a)	8,442	7,569,857
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)(b)	15,580	13,205,514
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(a)	6,289	6,176,366
7.75%, 03/15/31 (Call 03/15/26)(a)(b)	9,964	10,001,365
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/23)(a)	9,458	359,404
9.00%, 11/15/26 (Call 12/01/23)(a)(b)	13,501	1,080,080

		42,423,066

Diversified Financial Services — 3.7%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24), (5-year CMT + 4.535%)(b)(c)	2,456	2,290,220
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a)	6,075	5,611,374
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	6,469	6,473,205
Ally Financial Inc.
5.75%, 11/20/25 (Call 10/21/25)(b)	12,820	12,261,665
6.70%, 02/14/33 (Call 11/16/32)(b)	6,035	5,081,387
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30 (Call 08/15/26)(a)	2,745	2,782,744
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(a)(b)	4,877	4,448,140
9.25%, 07/01/31 (Call 07/01/26)(a)(b)	4,649	4,588,563
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	12,445	9,084,850
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	9,233	6,275,670
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	7,992	3,036,960
GGAM Finance Ltd.
8.00%, 06/15/28 (Call 12/15/27)(a)(b)	7,091	6,991,736
7.75%, 05/15/26 (Call 11/15/25)(a)(b)	5,002	4,949,279
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)	5,988	5,553,870
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	11,734	9,308,582
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)(b)	6,550	3,669,911
6.50%, 11/01/25 (Call 12/01/23)(a)(b)	6,784	5,481,811

Security	Par (000)	Value

Diversified Financial Services (continued)
Macquarie Airfinance Holdings Ltd.
8.13%, 03/30/29 (Call 09/30/25)(a)(b)	$5,894	$5,787,672
8.38%, 05/01/28 (Call 05/01/25)(a)	6,163	6,141,183
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)(b)	5,213	4,036,523
6.50%, 05/01/28 (Call 05/01/24)(a)	12,451	10,610,742
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)(b)	8,521	6,946,745
5.50%, 08/15/28 (Call 12/01/23)(a)(b)	10,378	9,192,962
5.75%, 11/15/31 (Call 11/15/26)(a)(b)	6,841	5,664,160
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	7,531	7,005,175
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	6,056	5,005,284
5.00%, 03/15/27 (Call 09/15/26)(b)	8,716	7,616,331
5.50%, 03/15/29 (Call 06/15/28)	8,914	7,209,755
5.88%, 10/25/24(b)	919	898,731
6.75%, 06/25/25	5,797	5,652,779
6.75%, 06/15/26	5,904	5,596,734
9.38%, 07/25/30 (Call 10/25/29)(b)	5,960	5,591,672
11.50%, 03/15/31 (Call 03/15/27)	4,855	4,845,775
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(a)(b)	6,642	5,835,163
6.88%, 08/15/28 (Call 12/01/23)(a)	25,967	22,192,567
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	9,236	7,804,420
3.88%, 09/15/28 (Call 09/15/24)	7,696	6,105,947
4.00%, 09/15/30 (Call 09/15/25)(b)	9,986	7,347,699
5.38%, 11/15/29 (Call 05/15/29)(b)	9,250	7,621,229
6.63%, 01/15/28 (Call 07/15/27)(b)	9,905	9,050,694
6.88%, 03/15/25(b)	15,962	15,742,076
7.13%, 03/15/26	20,084	19,502,050
9.00%, 01/15/29 (Call 07/15/25)(b)	6,511	6,348,225
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	7,476	6,110,615
5.38%, 10/15/25 (Call 12/01/23)(a)	7,519	7,135,055
5.75%, 09/15/31 (Call 09/15/26)(a)(b)	6,478	5,305,482
PRA Group Inc., 8.38%, 02/01/28 (Call 02/01/25)(a)(b)	5,297	4,356,782
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(a)	14,133	12,300,101
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	8,995	7,314,926
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	15,303	11,847,073
4.00%, 10/15/33 (Call 10/15/27)(a)(b)	10,269	7,544,121
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)(b)	6,167	5,391,500
4.20%, 10/29/25 (Call 09/29/25)(b)	5,906	5,504,885
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	9,115	7,745,724
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(a)	9,674	9,208,215
5.50%, 04/15/29 (Call 04/15/24)(a)	8,354	6,933,820
5.75%, 06/15/27 (Call 06/15/24)(a)	6,615	6,019,187

		405,959,746

Electric — 2.8%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	11,044	8,923,552
4.50%, 02/15/28 (Call 12/01/23)(a)	15,202	13,754,009
4.63%, 02/01/29 (Call 02/01/24)(a)(b)	7,988	6,742,511
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	10,174	8,212,962
5.13%, 03/15/28 (Call 12/01/23)(a)(b)	17,283	15,467,594

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.25%, 06/01/26 (Call 12/01/23)(a)	$4,948	$4,757,502
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	11,378	8,874,271
4.75%, 03/15/28 (Call 11/13/23)(a)	10,441	9,318,592
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)(b)	5,606	5,286,458
4.35%, 04/15/29 (Call 01/15/29)(b)	4,774	3,914,936
Edison International, 8.13%, 06/15/53 (Call 03/15/28), (5-year CMT + 3.864%)(c)	6,530	6,298,054
Electricite de France SA, 9.13%, (Call 03/15/33), (5-year CMT + 5.411%)(a)(c)(d)	18,503	18,934,507
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26), (3-mo. LIBOR US + 5.440%)(b)(c)	14,068	13,205,857
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)(b)	7,373	5,935,887
Series B, 2.25%, 09/01/30 (Call 06/01/30)	5,407	4,153,202
Series B, 4.15%, 07/15/27 (Call 04/15/27)(b)	18,815	17,424,854
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	6,007	5,460,663
4.25%, 09/15/24 (Call 07/15/24)(a)	218	207,709
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	6,642	5,942,930
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	6,063	4,932,398
3.63%, 02/15/31 (Call 02/15/26)(a)(b)	12,564	9,481,297
3.88%, 02/15/32 (Call 02/15/27)(a)	13,579	10,117,713
5.25%, 06/15/29 (Call 06/15/24)(a)	9,199	8,161,813
5.75%, 01/15/28 (Call 11/16/23)(b)	10,363	9,712,540
PG&E Corp.
5.00%, 07/01/28 (Call 11/13/23)(b)	12,360	11,198,900
5.25%, 07/01/30 (Call 07/01/25)(b)	12,474	10,960,488
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)(b)	14,658	14,935,476
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	15,838	13,446,719
5.00%, 07/31/27 (Call 11/13/23)(a)	15,991	14,697,728
5.50%, 09/01/26 (Call 11/13/23)(a)	12,140	11,542,050
5.63%, 02/15/27 (Call 11/13/23)(a)	16,415	15,450,619
7.75%, 10/15/31 (Call 10/15/26)(a)	13,570	13,095,050

		310,548,841

Electrical Components & Equipment — 0.4%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 12/01/23)(a)(b)	9,290	7,640,421
4.75%, 06/15/28 (Call 12/01/23)(a)	7,510	6,434,193
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(a)	18,834	18,841,063
7.25%, 06/15/28 (Call 12/01/23)(a)(b)	16,284	16,195,387

		49,111,064

Electronics — 0.6%
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)(b)	24,504	21,339,063
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	12,071	10,260,350
5.00%, 10/01/25(a)	7,927	7,704,119
5.63%, 11/01/24(a)	4,491	4,448,308
5.88%, 09/01/30 (Call 09/01/25)(a)(b)	5,946	5,415,603

Security	Par (000)	Value

Electronics (continued)
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	$9,244	$7,392,450
4.38%, 02/15/30 (Call 11/15/29)(a)	5,358	4,531,305

		61,091,198

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(a)	8,426	7,119,970
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	8,495	7,741,302

		14,861,272

Engineering & Construction — 0.1%
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(a)(b)	16,740	16,658,044

Entertainment — 3.4%
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	11,657	8,101,615
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(b)	14,697	12,086,445
6.25%, 07/01/25 (Call 11/13/23)(a)	41,121	40,452,784
7.00%, 02/15/30 (Call 02/15/26)(a)(b)	25,069	24,151,740
8.13%, 07/01/27 (Call 12/01/23)(a)(b)	22,566	22,413,679
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	12,436	12,242,378
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)	14,854	13,236,994
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	6,352	5,457,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)(b)	6,047	5,594,987
5.50%, 05/01/25 (Call 12/01/23)(a)	12,427	12,190,026
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)	8,247	7,414,300
5.50%, 04/01/27 (Call 12/01/23)(a)	7,291	6,846,476
6.75%, 05/01/31 (Call 05/01/26)(a)	7,259	6,754,079
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	9,306	8,090,853
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	4,788	4,560,969
International Game Technology PLC
4.13%, 04/15/26 (Call 12/01/23)(a)(b)	9,569	9,018,782
5.25%, 01/15/29 (Call 01/15/24)(a)	9,345	8,503,950
6.25%, 01/15/27 (Call 07/15/26)(a)	9,278	9,046,862
6.50%, 02/15/25 (Call 08/15/24)(a)	6,164	6,102,668
Light & Wonder International Inc.
7.00%, 05/15/28 (Call 12/01/23)(a)	8,402	8,205,771
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	6,770	6,554,228
7.50%, 09/01/31 (Call 09/01/26)(a)	6,525	6,377,992
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	6,416	5,619,010
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	11,751	10,740,003
4.88%, 11/01/24 (Call 12/01/23)(a)(b)	6,595	6,438,896
6.50%, 05/15/27 (Call 12/01/23)(a)	14,801	14,398,117
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/23)(a)	1,643	1,592,478
8.00%, 02/01/26 (Call 12/01/23)(a)(b)	14,438	13,264,912
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)(b)	5,581	5,534,957

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	$8,915	$6,246,741
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	8,502	5,717,595
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(a)(b)	12,230	9,356,561
8.45%, 07/27/30 (Call 05/27/30)(a)	4,911	4,541,856
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 12/01/23)(a)(b)	5,921	5,366,202
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	9,356	8,607,520
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(a)	28	27,825
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)(b)	10,129	7,864,010
3.75%, 12/01/29 (Call 12/01/24)(a)(b)	6,350	5,330,063
3.88%, 07/15/30 (Call 07/15/25)(a)	6,176	5,130,712
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	9,175	7,799,668
7.13%, 02/15/31 (Call 11/15/30)(a)(b)	7,514	6,977,876

		373,960,330

Environmental Control — 0.8%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 12/01/23)(a)	6,921	6,454,989
6.38%, 02/01/31 (Call 02/01/26)(a)	6,660	6,322,976
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)(b)	9,920	7,737,600
5.00%, 09/01/30 (Call 09/01/25)(b)	5,285	4,119,499
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)(b)	8,914	7,626,259
3.75%, 08/01/25 (Call 12/01/23)(a)	9,346	8,846,740
4.00%, 08/01/28 (Call 11/14/23)(a)(b)	9,369	8,063,802
4.25%, 06/01/25 (Call 12/01/23)(a)	6,025	5,789,242
4.38%, 08/15/29 (Call 08/15/24)(a)	6,678	5,701,029
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	8,734	7,641,487
5.13%, 12/15/26 (Call 12/01/23)(a)(b)	5,786	5,485,099
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	8,881	7,415,635
5.88%, 06/30/29 (Call 06/30/24)(a)	12,561	9,734,775

		90,939,132

Food — 2.3%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)	9,407	8,719,113
3.50%, 03/15/29 (Call 12/01/23)(a)(b)	17,010	14,493,200
4.63%, 01/15/27 (Call 12/01/23)(a)(b)	16,610	15,584,548
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	12,896	11,528,637
5.88%, 02/15/28 (Call 12/01/23)(a)	9,397	8,974,135
6.50%, 02/15/28 (Call 02/15/25)(a)(b)	9,844	9,665,804
7.50%, 03/15/26 (Call 12/01/23)(a)(b)	6,527	6,633,064
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)(b)	2,428	2,330,880
5.25%, 09/15/27 (Call 12/01/23)(b)	6,678	5,498,017
8.00%, 09/15/28 (Call 09/15/25)(b)	6,741	6,569,812
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)(b)	11,889	10,097,823
4.38%, 01/31/32 (Call 01/31/27)(a)(b)	7,999	6,613,333
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	5,979	5,508,154

Security	Par (000)	Value

Food (continued)
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)(b)	$12,160	$10,278,916
5.50%, 10/15/27 (Call 12/01/23)(a)	13,037	12,184,163
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	11,376	8,666,237
4.25%, 04/15/31 (Call 04/15/26)	12,078	9,948,286
6.25%, 07/01/33 (Call 04/01/33)(b)	12,282	11,298,663
6.88%, 05/15/34 (Call 02/15/34)	2,109	1,995,135
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)(b)	14,009	11,346,123
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	18,092	15,173,006
5.50%, 12/15/29 (Call 12/15/24)(a)(b)	15,010	13,265,088
5.63%, 01/15/28 (Call 11/16/23)(a)(b)	11,031	10,249,821
5.75%, 03/01/27 (Call 11/16/23)(a)(b)	5,908	5,621,979
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	6,482	5,534,008
4.75%, 02/15/29 (Call 02/15/24)(a)	10,969	9,652,720
6.88%, 09/15/28 (Call 09/15/25)	6,404	6,283,925
7.25%, 01/15/32 (Call 09/15/26)(a)(b)	5,929	5,825,767

		249,540,357

Food Service — 0.3%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(a)(b)	7,075	6,906,969
5.00%, 02/01/28 (Call 12/01/23)(a)(b)	14,163	12,994,552
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)(b)	5,181	4,468,729
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	8,651	6,947,575

		31,317,825

Forest Products & Paper — 0.1%
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	10,661	8,362,169

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	8,438	8,082,887
5.75%, 05/20/27 (Call 02/20/27)(b)	6,697	6,159,284
5.88%, 08/20/26 (Call 05/20/26)(b)	8,105	7,600,464
9.38%, 06/01/28 (Call 06/01/25)(a)(b)	6,787	6,729,812

		28,572,447

Health Care - Products — 1.3%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	9,247	7,740,664
4.63%, 07/15/28 (Call 12/01/23)(a)(b)	19,508	17,386,505
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	16,813	16,695,590
Hologic Inc.
3.25%, 02/15/29 (Call 12/01/23)(a)	10,717	8,943,980
4.63%, 02/01/28 (Call 12/01/23)(a)(b)	4,722	4,300,561
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	54,865	46,292,344
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	31,133	26,463,050
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	5,873	5,199,088
4.63%, 11/15/27 (Call 11/16/23)(b)	5,858	5,373,250

		138,395,032

Health Care - Services — 4.6%
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	6,471	5,078,252
3.50%, 04/01/30 (Call 04/01/25)(a)(b)	7,429	5,831,765
5.00%, 07/15/27 (Call 12/01/23)(a)	6,077	5,416,126

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)(b)	$6,001	$5,081,610
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	5,751	4,701,788
4.25%, 05/01/28 (Call 11/16/23)(a)	6,015	5,359,064
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	12,967	8,768,934
5.25%, 05/15/30 (Call 05/15/25)(a)(b)	19,076	13,543,960
5.63%, 03/15/27 (Call 12/15/23)(a)(b)	24,102	19,404,400
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	10,812	8,190,090
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	14,463	5,604,413
6.88%, 04/01/28 (Call 11/16/23)(a)	8,657	3,744,153
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	16,223	6,651,430
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	26,332	24,019,084
8.00%, 12/15/27 (Call 11/16/23)(a)(b)	8,659	7,360,150
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	19,011	13,672,160
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	34,199	26,803,466
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	9,653	8,702,469
4.63%, 04/01/31 (Call 04/01/26)	4,668	3,886,110
4.75%, 02/01/30 (Call 02/01/25)	9,986	8,652,314
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)(b)	8,288	7,955,485
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	12,820	12,255,920
5.00%, 05/15/27 (Call 12/01/23)(a)	13,984	13,175,865
6.50%, 05/15/30 (Call 05/15/26)(a)(b)	6,254	6,068,788
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(a)(b)	7,445	6,151,431
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)	6,219	3,770,269
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	10,085	9,127,390
11.00%, 10/15/30 (Call 10/15/26)(a)(b)	11,993	11,289,011
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	6,495	4,731,932
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)(b)	6,488	6,160,960
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)(b)	7,870	6,420,756
3.88%, 05/15/32 (Call 02/15/32)(a)(b)	8,840	6,979,291
4.38%, 06/15/28 (Call 12/01/23)(a)(b)	9,812	8,774,381
Radiology Partners Inc., 9.25%, 02/01/28 (Call 12/01/23)(a)	8,333	3,170,112
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	17,922	16,712,265
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	9,336	6,651,900
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	15,097	14,710,139
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)(b)	12,308	12,208,305
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(b)	16,946	14,486,864
4.38%, 01/15/30 (Call 12/01/24)(b)	18,190	15,393,287
4.63%, 06/15/28 (Call 11/16/23)	7,312	6,510,378
4.88%, 01/01/26 (Call 11/16/23)	26,107	25,052,538
5.13%, 11/01/27 (Call 11/16/23)	18,624	17,207,179
6.13%, 10/01/28 (Call 12/01/23)(b)	30,929	28,647,986
6.13%, 06/15/30 (Call 06/15/25)(b)	24,648	22,866,361

Security	Par (000)	Value

Health Care - Services (continued)
6.25%, 02/01/27 (Call 11/16/23)(b)	$18,458	$17,754,353
6.75%, 05/15/31 (Call 05/15/26)(a)(b)	16,826	15,963,667

		510,668,551

Holding Companies - Diversified — 0.5%
Compass Group Diversified Holdings LLC,
5.25%, 04/15/29 (Call 04/15/24)(a)(b)	12,083	10,346,733
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)(b)	9,335	7,234,236
5.25%, 05/15/27 (Call 11/15/26)	18,093	15,514,748
6.25%, 05/15/26 (Call 12/01/23)(b)	15,709	14,336,426
6.38%, 12/15/25 (Call 12/01/23)(b)	9,250	8,683,664

		56,115,807

Home Builders — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)(b)	4,912	3,837,500
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	6,123	4,670,403
6.25%, 09/15/27 (Call 12/01/23)(a)	7,080	6,187,551
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)	6,533	5,275,398
6.75%, 06/01/27 (Call 12/01/23)(b)	6,536	6,313,792
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	7,550	6,167,563
5.25%, 12/15/27 (Call 12/01/23)(a)	5,890	5,288,558
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	993	973,140
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)(b)	5,999	5,027,162
5.75%, 01/15/28 (Call 10/15/27)(a)	4,915	4,479,490
5.88%, 06/15/27 (Call 03/15/27)(a)	5,885	5,517,188

		53,737,745

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	10,096	7,559,380
4.00%, 04/15/29 (Call 04/15/24)(a)	9,670	7,924,600

		15,483,980

Household Products & Wares — 0.2%
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	6,354	5,178,510
4.13%, 04/30/31 (Call 04/30/26)(a)	4,755	3,780,225
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(a)	5,765	5,217,325
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	5,927	5,052,767
Spectrum Brands Inc., 3.88%, 03/15/31 (Call 03/15/26)(a)(b)	5,987	4,797,084

		24,025,911

Housewares — 0.5%
Newell Brands Inc.
4.88%, 06/01/25 (Call 05/01/25)(b)	6,312	6,029,313
5.20%, 04/01/26 (Call 01/01/26)(b)	25,149	23,712,813
6.38%, 09/15/27 (Call 06/15/27)(b)	6,043	5,657,517
6.63%, 09/15/29 (Call 06/15/29)(b)	5,926	5,451,920
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	5,398	4,014,223
4.38%, 02/01/32 (Call 08/01/26)(b)	4,810	3,525,249

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housewares (continued)
4.50%, 10/15/29 (Call 10/15/24)(b)	$5,055	$3,993,333

		52,384,368

Insurance — 1.5%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	8,388	6,888,645
6.00%, 08/01/29 (Call 08/01/24)(a)	6,038	4,850,094
7.00%, 11/15/25 (Call 12/01/23)(a)(b)	11,893	11,539,778
10.13%, 08/01/26 (Call 12/01/23)(a)(b)	5,294	5,323,439
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	9,041	7,956,080
5.88%, 11/01/29 (Call 11/01/24)(a)	5,731	4,810,172
6.75%, 10/15/27 (Call 12/01/23)(a)(b)	16,893	15,396,562
6.75%, 04/15/28 (Call 04/15/25)(a)	15,173	14,414,350
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)	6,499	5,511,704
7.00%, 08/15/25 (Call 12/01/23)(a)(b)	5,868	5,761,003
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(a)(b)(c)	9,265	6,472,529
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(a)(b)	5,831	5,674,639
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(a)(b)	6,955	5,997,905
7.00%, 05/01/26 (Call 11/13/23)(a)(b)	19,580	18,979,873
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(a)	26,915	26,242,125
Jones Deslauriers Insurance Management Inc.,
8.50%, 03/15/30 (Call 03/15/26)(a)	9,083	8,948,458
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(b)(c)	5,997	4,761,779
4.30%, 02/01/61 (Call 02/01/26)(a)	9,675	5,067,385

		164,596,520

Internet — 1.7%
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)(b)	12,191	10,103,291
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	6,567	5,304,297
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)(b)	12,661	11,944,071
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	13,045	12,674,954
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	9,906	8,291,817
5.25%, 12/01/27 (Call 12/01/23)(a)(b)	7,099	6,663,618
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	6,373	4,895,681
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	5,817	4,745,581
4.63%, 06/01/28 (Call 12/01/23)(a)(b)	6,308	5,639,478
5.00%, 12/15/27 (Call 12/01/23)(a)(b)	5,398	4,981,598
Newfold Digital Holdings Group Inc.
6.00%, 02/15/29 (Call 02/15/24)(a)	107	70,611
11.75%, 10/15/28 (Call 10/15/25)(a)	3,710	3,747,471
NortonLifeLock Inc.
6.75%, 09/30/27 (Call 09/30/24)(a)	11,238	10,957,050
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	7,508	7,308,354
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(b)(c)(d)	9,207	6,721,110

Security	Par (000)	Value

Internet (continued)
6.25%, (Call 04/22/31), (5-year CMT + 4.956%)(a)(b)(c)(d)	$12,724	$8,021,340
10.25%, 11/30/24 (Call 11/28/23)(a)(b)	11,736	11,882,700
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	18,701	16,503,633
6.25%, 01/15/28 (Call 11/13/23)(a)(b)	6,267	6,039,428
7.50%, 05/15/25 (Call 12/01/23)(a)	12,038	12,077,455
7.50%, 09/15/27 (Call 11/21/23)(a)	14,987	15,024,468
8.00%, 11/01/26 (Call 12/01/23)(a)	17,489	17,612,298

		191,210,304

Iron & Steel — 0.6%
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	5,201	4,996,536
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/23)(b)	6,532	6,223,167
6.75%, 03/15/26 (Call 12/01/23)(a)	9,924	9,851,843
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	9,246	8,552,550
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	8,265	7,986,387
8.13%, 05/01/27 (Call 12/01/23)(a)(b)	8,727	8,490,067
8.50%, 05/01/30 (Call 05/01/25)(a)	7,978	7,672,593
9.25%, 10/01/28 (Call 10/01/25)(a)	12,385	12,385,000

		66,158,143

Leisure Time — 1.2%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)(b)	25,280	26,954,800
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(a)(b)	11,307	10,958,642
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	5,868	5,721,300
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(a)	7,122	6,739,193
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	17,729	15,911,777
5.88%, 02/15/27 (Call 02/15/24)(a)	12,301	11,331,637
7.75%, 02/15/29 (Call 11/15/28)(a)(b)	7,694	6,714,554
8.13%, 01/15/29 (Call 01/15/26)(a)	8,625	8,430,937
8.38%, 02/01/28 (Call 02/01/25)(a)(b)	7,712	7,624,276
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	7,079	5,929,087
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/23)(a)	10,391	9,361,252
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	5,986	5,417,330
9.13%, 07/15/31 (Call 07/15/26)(a)	9,065	8,906,362
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)(b)	8,281	7,426,864

		137,428,011

Lodging — 3.1%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 11/13/23)(b)	12,516	11,425,356
4.75%, 06/15/31 (Call 06/15/26)(a)(b)	10,862	9,014,645
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	18,322	14,479,510
3.75%, 05/01/29 (Call 05/01/24)(a)(b)	9,722	8,375,795
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	13,800	11,441,192
4.88%, 01/15/30 (Call 01/15/25)(b)	11,717	10,538,465
5.38%, 05/01/25 (Call 11/13/23)(a)	6,278	6,179,396
5.75%, 05/01/28 (Call 12/01/23)(a)	6,273	6,010,202
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	6,104	4,821,550
5.00%, 06/01/29 (Call 06/01/24)(a)(b)	10,010	8,429,359

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)(b)	$6,632	$6,260,314
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	6,056	5,715,350
3.50%, 08/18/26 (Call 06/18/26)	12,057	11,067,361
3.90%, 08/08/29 (Call 05/08/29)(b)	9,115	7,875,816
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/01/23)(a)(b)	12,234	11,516,858
5.25%, 04/26/26 (Call 12/01/23)(a)(b)	5,879	5,377,420
5.38%, 12/04/29 (Call 12/04/24)(a)(b)	14,079	11,213,560
5.63%, 07/17/27 (Call 12/01/23)(a)(b)	6,907	6,032,078
5.75%, 07/21/28 (Call 12/01/23)(a)(b)	10,508	8,880,769
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)(b)	8,486	7,451,406
5.25%, 06/18/25 (Call 11/14/23)(a)(b)	5,957	5,669,690
5.88%, 05/15/26 (Call 11/14/23)(a)(b)	9,183	8,594,140
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	5,241	4,874,130
4.75%, 10/15/28 (Call 07/15/28)(b)	9,157	7,998,914
5.50%, 04/15/27 (Call 01/15/27)	8,819	8,223,717
5.75%, 06/15/25 (Call 03/15/25)	8,145	7,965,987
6.75%, 05/01/25 (Call 12/01/23)	9,580	9,527,597
Station Casinos LLC
4.50%, 02/15/28 (Call 12/01/23)(a)(b)	8,233	7,089,774
4.63%, 12/01/31 (Call 06/01/31)(a)(b)	6,096	4,800,071
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)(b)	13,847	10,011,381
6.00%, 07/15/25 (Call 12/01/23)(a)(b)	6,307	5,942,245
6.50%, 01/15/28 (Call 12/01/23)(a)(b)	6,205	5,123,003
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)(b)	8,261	6,804,173
6.00%, 04/01/27 (Call 01/01/27)	4,830	4,510,013
6.63%, 07/31/26 (Call 04/30/26)(a)	7,700	7,468,230
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	11,069	10,254,322
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	16,839	16,532,530
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)(b)	11,693	9,173,714
5.50%, 01/15/26 (Call 12/01/23)(a)(b)	12,699	11,761,392
5.50%, 10/01/27 (Call 12/01/23)(a)(b)	8,920	7,771,505
5.63%, 08/26/28 (Call 11/14/23)(a)	16,508	13,819,766

		346,022,696

Machinery — 0.5%
Chart Industries Inc.
7.50%, 01/01/30 (Call 01/01/26)(a)(b)	18,502	18,178,215
9.50%, 01/01/31 (Call 01/01/26)(a)(b)	6,251	6,438,530
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(a)	7,731	7,235,918
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(a)(b)	4,467	4,047,914
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(a)	19,155	17,454,994

		53,355,571

Manufacturing — 0.2%
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(a)	6,021	4,958,294
12.25%, 11/15/26 (Call 12/01/23)(a)(b)	9,290	7,754,827

Security	Par (000)	Value

Manufacturing (continued)
Hillenbrand Inc., 5.75%, 06/15/25 (Call 11/13/23)	$4,717	$4,635,042

		17,348,163

Media — 10.0%
Altice Financing SA
5.00%, 01/15/28 (Call 12/01/23)(a)(b)	15,072	12,171,469
5.75%, 08/15/29 (Call 08/15/24)(a)	25,506	19,703,385
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	11,854	7,301,793
4.75%, 08/01/25 (Call 12/01/23)(b)	9,578	8,692,035
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/23)(a)	4,001	51,263
6.75%, 03/31/29 (Call 03/31/24)(a)	5,123	103,243
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)(b)	37,346	29,013,174
4.25%, 01/15/34 (Call 01/15/28)(a)(b)	25,094	18,067,680
4.50%, 08/15/30 (Call 02/15/25)(a)(b)	34,320	27,456,000
4.50%, 05/01/32 (Call 05/01/26)	34,957	26,694,913
4.50%, 06/01/33 (Call 06/01/27)(a)(b)	22,158	16,535,407
4.75%, 03/01/30 (Call 09/01/24)(a)	35,776	29,543,821
4.75%, 02/01/32 (Call 02/01/27)(a)(b)	14,306	11,209,645
5.00%, 02/01/28 (Call 11/16/23)(a)(b)	30,418	27,224,110
5.13%, 05/01/27 (Call 12/01/23)(a)	39,806	36,666,584
5.38%, 06/01/29 (Call 06/01/24)(a)	17,578	15,387,430
5.50%, 05/01/26 (Call 12/01/23)(a)	9,100	8,722,350
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	17,882	16,376,783
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	13,602	12,853,890
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	11,746	7,479,266
4.13%, 12/01/30 (Call 12/01/25)(a)	13,636	9,091,803
4.50%, 11/15/31 (Call 11/15/26)(a)	17,375	11,445,781
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	28,487	14,288,225
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	5,813	2,964,630
5.38%, 02/01/28 (Call 12/01/23)(a)	12,120	9,650,550
5.50%, 04/15/27 (Call 12/01/23)(a)(b)	16,285	13,602,046
5.75%, 01/15/30 (Call 01/15/25)(a)(b)	27,987	14,588,224
6.50%, 02/01/29 (Call 02/01/24)(a)	21,263	16,810,245
7.50%, 04/01/28 (Call 11/13/23)(a)(b)	13,207	8,452,480
11.25%, 05/15/28 (Call 05/15/25)(a)(b)	11,777	11,217,592
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)(b)	45,711	39,997,125
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	34,419	27,803,668
5.75%, 12/01/28 (Call 12/01/27)(a)	31,087	22,254,251
5.88%, 11/15/24	23,273	21,352,977
7.38%, 07/01/28 (Call 11/13/23)(b)	12,358	6,922,334
7.75%, 07/01/26	24,497	16,405,396
5.13%, 06/01/29(b)	18,831	9,697,965
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(a)	43,492	42,939,652
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	15,450	9,739,680
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	9,186	5,880,234
5.88%, 07/15/26 (Call 12/01/23)(a)(b)	8,409	7,477,816
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	9,105	7,670,963
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	6,115	4,326,363
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	8,447	6,187,428
6.38%, 05/01/26 (Call 11/16/23)(b)	9,702	7,907,521

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
8.38%, 05/01/27 (Call 11/16/23)(b)	$12,565	$7,694,724
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	10,343	8,170,636
6.75%, 10/15/27 (Call 12/01/23)(a)	14,225	12,873,625
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)(b)	11,154	9,405,611
8.00%, 08/01/29 (Call 08/01/24)(a)(b)	8,559	7,042,345
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)	12,188	10,432,684
5.13%, 02/15/32 (Call 02/15/27)(a)(b)	6,138	5,288,194
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/13/23)(a)(b)	12,030	10,090,042
5.63%, 07/15/27 (Call 11/13/23)(a)(b)	21,350	19,216,281
Paramount Global
6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(c)	7,653	5,519,879
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(b)(c)	12,259	8,983,395
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 12/01/23)(a)	10,998	8,406,248
6.50%, 09/15/28 (Call 12/01/23)(a)	11,394	5,640,030
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(a)(b)	6,198	4,707,778
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)(b)	6,042	4,516,395
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	9,643	5,983,867
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	5,910	3,139,688
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 12/01/23)(a)(b)	12,347	11,072,419
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	18,735	14,098,087
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	24,622	20,928,700
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	18,665	14,815,344
5.00%, 08/01/27 (Call 12/01/23)(a)(b)	18,510	16,974,873
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	15,349	13,603,051
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)(b)	12,230	10,548,375
4.75%, 03/15/26 (Call 12/01/23)(a)	7,027	6,592,204
5.00%, 09/15/29 (Call 09/15/24)(b)	13,605	11,394,187
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 11/13/23)(a)	12,000	10,543,126
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	12,758	10,169,529
5.13%, 02/15/25 (Call 11/13/23)(a)	18,260	17,807,590
6.63%, 06/01/27 (Call 11/13/23)(a)	19,048	17,339,394
7.38%, 06/30/30 (Call 06/30/25)(a)(b)	11,199	9,862,586
8.00%, 08/15/28 (Call 08/15/25)(a)(b)	5,984	5,670,159
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	15,425	12,247,026
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)(b)	5,375	4,706,484
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	6,176	5,195,560
5.13%, 04/15/27 (Call 12/01/23)(a)	7,111	6,624,341
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	11,062	8,699,267
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	11,118	9,153,116
5.50%, 05/15/29 (Call 05/15/24)(a)	17,692	15,691,330
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	6,039	5,133,150

Security	Par (000)	Value

Media (continued)
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	$19,147	$14,504,651
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)	5,874	4,258,566
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	7,384	6,755,801
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)(b)	12,347	9,851,116

		1,111,280,644

Mining — 0.8%
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)(b)	5,947	4,876,540
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	18,045	14,555,398
4.50%, 09/15/27 (Call 06/15/27)(a)	7,335	6,589,012
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)(b)	8,665	7,755,175
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	9,694	8,554,955
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	6,768	4,999,860
4.63%, 03/01/28 (Call 12/01/23)(a)	5,942	4,954,143
Novelis Corp.
3.25%, 11/15/26 (Call 12/01/23)(a)	9,239	8,234,259
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	9,294	7,242,277
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	19,925	16,936,250

		84,697,869

Office & Business Equipment — 0.1%
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)(b)	9,252	8,525,378
5.50%, 08/15/28 (Call 07/15/28)(a)	8,902	6,876,795

		15,402,173

Oil & Gas — 6.2%
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)(b)	7,466	6,812,725
7.63%, 02/01/29 (Call 02/01/24)(a)	5,309	5,383,772
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	4,918	4,367,184
7.00%, 11/01/26 (Call 12/01/23)(a)(b)	6,966	6,734,132
8.25%, 12/31/28 (Call 02/01/24)(a)(b)	6,155	6,095,297
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(a)	9,716	9,618,840
8.75%, 04/01/27 (Call 12/01/23)(a)(b)	6,009	6,054,068
Callon Petroleum Co.
7.50%, 06/15/30 (Call 06/15/25)(a)(b)	7,150	6,925,490
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	8,312	8,187,320
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/23)(a)	5,823	5,858,593
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 12/01/23)(a)	6,474	6,286,125
5.88%, 02/01/29 (Call 02/05/24)(a)	5,914	5,571,272
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	11,711	11,456,790
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 12/01/23)(a)	7,576	7,433,789
7.00%, 06/15/25 (Call 12/01/23)(a)(b)	13,624	13,365,416
8.38%, 01/15/29 (Call 10/15/25)(a)	13,745	13,607,550
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	4,720	4,411,651
8.38%, 07/01/28 (Call 07/01/25)(a)	17,250	17,357,812
8.63%, 11/01/30 (Call 11/01/26)(a)	6,060	6,167,444
8.75%, 07/01/31 (Call 07/01/26)(a)	17,274	17,446,740

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	$6,506	$5,969,255
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	5,920	5,653,600
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)(b)	8,814	8,197,020
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)(b)	11,645	9,956,475
6.75%, 03/01/29 (Call 03/01/24)(a)	15,447	14,037,461
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	10,637	10,753,563
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)(b)	4,812	4,519,671
5.63%, 10/15/25 (Call 12/01/23)(a)(b)	14,271	14,074,438
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/23)(a)	7,576	7,407,207
5.75%, 02/15/28 (Call 11/16/23)(a)	4,796	4,302,572
Earthstone Energy Holdings LLC
8.00%, 04/15/27 (Call 04/15/24)(a)	6,501	6,597,354
9.88%, 07/15/31 (Call 07/15/26)(a)(b)	5,885	6,348,771
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)(b)	12,428	11,923,423
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(a)	7,729	6,805,435
5.38%, 03/30/28 (Call 09/30/27)(a)	7,883	6,449,537
5.88%, 03/30/31 (Call 09/30/30)(a)	7,715	6,176,443
8.50%, 09/30/33(a)(e)	9,277	8,103,729
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	6,739	6,026,688
6.00%, 04/15/30 (Call 04/15/25)(a)	5,873	5,209,809
6.00%, 02/01/31 (Call 02/01/26)(a)	7,843	6,873,824
6.25%, 11/01/28 (Call 12/01/23)(a)	7,333	6,854,302
6.25%, 04/15/32 (Call 05/15/27)(a)	6,106	5,327,485
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	8,810	8,501,650
Laredo Petroleum Inc.
9.50%, 01/15/25 (Call 12/01/23)	6,179	6,209,895
10.13%, 01/15/28 (Call 12/01/23)	8,429	8,444,804
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)	7,282	6,762,450
6.50%, 06/30/27 (Call 12/30/26)(a)	7,179	6,321,199
6.75%, 06/30/30 (Call 12/30/29)(a)	6,896	5,856,113
Matador Resources Co.
5.88%, 09/15/26 (Call 11/16/23)(b)	8,672	8,356,953
6.88%, 04/15/28 (Call 04/15/25)(a)(b)	6,067	5,932,009
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	7,301	6,816,879
7.13%, 02/01/27 (Call 12/01/23)(a)(b)	5,914	5,965,748
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/23)(a)	8,663	8,293,275
10.50%, 05/15/27 (Call 12/01/23)(a)	6,349	6,277,574
Murphy Oil Corp.
5.88%, 12/01/27 (Call 11/16/23)	6,851	6,584,325
6.38%, 07/15/28 (Call 07/15/24)	5,282	5,103,336
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)(b)	6,017	5,845,838
7.38%, 05/15/27 (Call 05/15/24)(a)	8,543	7,986,765
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 12/01/23)(a)	7,166	6,697,224

Security	Par (000)	Value

Oil & Gas (continued)
Northern Oil and Gas Inc.
8.13%, 03/01/28 (Call 03/01/24)(a)	$8,772	$8,640,683
8.75%, 06/15/31 (Call 06/15/26)(a)(b)	6,453	6,428,350
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	9,850	8,471,985
4.63%, 05/01/30 (Call 05/01/25)(a)(b)	10,008	8,531,820
5.88%, 07/15/27 (Call 12/01/23)(a)	5,943	5,690,423
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 12/01/23)	9,942	9,170,732
7.88%, 09/15/30 (Call 09/15/26)(a)(b)	6,162	5,965,793
Permian Resources Operating LLC, 7.00%, 01/15/32 (Call 01/15/27)(a)(b)	5,988	5,810,925
Puma International Financing SA
5.00%, 01/24/26 (Call 11/13/23)(a)	800	719,514
5.13%, 10/06/24 (Call 11/13/23)(a)	650	636,613
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(a)(b)	6,109	5,414,101
4.88%, 05/15/25 (Call 02/15/25)	8,332	8,102,870
8.25%, 01/15/29 (Call 01/15/24)(b)	6,888	7,051,600
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	4,737	4,553,779
6.63%, 01/15/27 (Call 12/01/23)(b)	4,930	4,805,483
6.75%, 09/15/26 (Call 12/01/23)	5,486	5,388,404
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)(b)	14,015	12,051,148
5.38%, 02/01/29 (Call 02/01/24)(b)	8,076	7,464,426
5.38%, 03/15/30 (Call 03/15/25)(b)	15,012	13,773,510
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	9,714	8,401,736
4.50%, 04/30/30 (Call 04/30/25)(b)	9,923	8,489,126
5.88%, 03/15/28 (Call 12/01/23)	5,139	4,858,649
6.00%, 04/15/27 (Call 12/01/23)(b)	7,129	6,855,514
7.00%, 09/15/28 (Call 09/15/25)(a)	5,780	5,637,957
Transocean Inc.
7.50%, 01/15/26 (Call 11/14/23)(a)	7,319	7,010,577
8.00%, 02/01/27 (Call 11/13/23)(a)	7,854	7,372,079
8.75%, 02/15/30 (Call 02/15/26)(a)	13,157	13,111,918
11.50%, 01/30/27 (Call 11/13/23)(a)	8,569	8,917,158
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	4,613	4,520,250
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	6,239	6,246,175
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)	13,736	13,478,450
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26)	6,140	6,008,758

		682,246,615

Oil & Gas Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(a)	9,911	9,204,841
6.88%, 04/01/27 (Call 12/01/23)(a)	5,853	5,641,570
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	8,626	8,352,211
6.88%, 09/01/27 (Call 12/01/23)	9,570	9,139,350
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	305	307,288
8.63%, 04/30/30 (Call 10/30/24)(a)(b)	19,717	19,938,816

		52,584,076

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 3.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)(b)	$7,057	$5,742,634
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	12,067	9,050,250
6.00%, 06/15/27 (Call 06/15/24)(a)(b)	7,247	6,857,474
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(a)	14,785	13,047,762
5.25%, 04/30/25 (Call 12/04/23)(a)	8,169	7,832,029
5.25%, 08/15/27 (Call 12/01/23)(a)(b)	21,273	15,476,108
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	15,860	12,485,785
3.13%, 09/15/31 (Call 06/15/31)(b)	10,243	7,955,738
4.88%, 03/15/26 (Call 12/15/25)	9,528	9,147,631
5.25%, 07/01/25(b)	12,340	12,150,581
6.00%, 06/15/29 (Call 05/15/26)(b)	11,847	11,370,158
6.88%, 03/15/28 (Call 11/15/24)(b)	9,057	9,049,641
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/23)(a)(b)	6,314	6,023,998
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(a)(b)	6,062	5,501,540
8.75%, 04/15/30 (Call 04/15/25)(a)(b)	12,953	10,323,541
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(b)	6,182	5,586,983
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	4,642	4,370,249
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	10,485	10,056,208
Graphic Packaging International LLC
3.50%, 03/15/28(a)(b)	5,525	4,801,350
3.75%, 02/01/30 (Call 08/01/29)(a)	4,771	3,913,651
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	6,147	5,238,381
6.75%, 07/15/26 (Call 11/13/23)(a)	8,702	8,012,910
8.25%, 11/01/29 (Call 11/01/24)(a)	5,498	4,082,265
10.50%, 07/15/27 (Call 11/13/23)(a)(b)	8,296	7,155,300
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(a)(b)	34,025	31,855,906
9.25%, 04/15/27 (Call 10/15/24)(a)(b)	16,600	13,779,778
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	4,391	3,727,827
Owens-Brockway Glass Container Inc.
6.63%, 05/13/27 (Call 12/01/23)(a)(b)	7,260	6,897,000
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	8,132	7,430,615
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(a)(b)	12,467	10,979,562
4.38%, 10/15/28 (Call 10/15/24)(a)(b)	6,058	5,172,018
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	5,077	4,478,687
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	5,172	4,597,554
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	5,626	5,520,649
5.50%, 09/15/25 (Call 06/15/25)(a)	4,745	4,603,874
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)(b)	9,466	9,004,532
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)	7,059	6,272,804

Security	Par (000)	Value

Packaging & Containers (continued)
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/23)(a)(b)	$12,656	$11,480,258
8.50%, 08/15/27 (Call 11/13/23)(a)	8,376	6,993,960

		328,027,191

Pharmaceuticals — 2.7%
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	6,013	4,494,718
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	7,274	5,510,055
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 12/01/23)(a)(b)	7,462	3,388,408
9.25%, 04/01/26 (Call 12/01/23)(a)(b)	8,477	7,466,012
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	19,495	9,694,279
5.00%, 01/30/28 (Call 11/16/23)(a)(b)	5,397	1,984,400
5.00%, 02/15/29 (Call 02/15/24)(a)(b)	5,296	1,853,600
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	8,808	3,049,770
5.25%, 02/15/31 (Call 02/15/26)(a)(b)	5,318	1,861,300
5.50%, 11/01/25 (Call 12/01/23)(a)(b)	20,663	17,821,837
5.75%, 08/15/27 (Call 11/16/23)(a)(b)	6,505	3,382,600
6.13%, 02/01/27 (Call 02/01/24)(a)(b)	12,304	6,828,720
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	9,420	3,438,300
9.00%, 12/15/25 (Call 12/01/23)(a)(b)	11,631	10,188,770
11.00%, 09/30/28(a)	22,050	13,382,776
14.00%, 10/15/30 (Call 10/15/25)(a)	3	1,616
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	7,490	7,018,055
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	7,293	4,982,012
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)(b)	18,883	16,381,002
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	26,367	22,775,166
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	24,544	19,198,889
Owens & Minor Inc.
4.50%, 03/31/29 (Call 03/31/24)(a)(b)	5,995	4,834,539
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	7,063	6,188,488
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	9,064	8,780,750
4.38%, 03/15/26 (Call 12/15/25)	8,459	7,937,106
4.65%, 06/15/30 (Call 03/15/30)	9,176	7,660,285
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)(b)	7,158	5,663,768
5.13%, 01/15/28 (Call 12/01/23)(a)(b)	4,659	4,295,458
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	41,678	36,756,245
4.75%, 05/09/27 (Call 02/09/27)(b)	12,433	11,269,047
5.13%, 05/09/29 (Call 02/09/29)(b)	12,211	10,696,897
6.75%, 03/01/28 (Call 12/01/27)(b)	16,023	15,321,994
7.13%, 01/31/25 (Call 10/31/24)(b)	4,611	4,569,038
7.88%, 09/15/29 (Call 06/15/29)	7,651	7,549,027
8.13%, 09/15/31 (Call 06/15/31)	6,327	6,247,913

		302,472,840

Pipelines — 5.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	9,452	8,600,139
5.75%, 03/01/27 (Call 11/16/23)(a)	7,628	7,278,956

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.75%, 01/15/28 (Call 11/16/23)(a)	$8,185	$7,673,438
7.88%, 05/15/26 (Call 11/16/23)(a)	6,694	6,742,357
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	6,653	6,040,392
4.13%, 03/01/25 (Call 02/01/25)(a)	6,392	6,087,102
4.13%, 12/01/27 (Call 09/01/27)	4,807	4,165,770
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	5,965	5,202,971
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)(b)	17,246	15,001,174
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/23)(a)(b)	7,513	7,226,604
5.75%, 04/01/25 (Call 12/01/23)	5,514	5,445,075
6.00%, 02/01/29 (Call 02/01/24)(a)(b)	8,543	8,222,638
7.38%, 02/01/31 (Call 02/01/26)(a)(b)	7,631	7,710,172
8.00%, 04/01/29 (Call 04/01/24)(a)(b)	5,191	5,308,317
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	14,053	12,064,500
4.38%, 06/15/31 (Call 06/15/26)(a)	12,396	10,288,680
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)(b)	5,968	5,462,212
5.63%, 01/15/28 (Call 07/15/27)(a)(b)	5,903	5,573,244
6.50%, 09/01/30 (Call 03/01/30)(a)	12,063	11,573,966
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	4,876	4,670,233
4.85%, 07/15/26 (Call 04/15/26)	6,167	5,854,025
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	5,869	5,434,635
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	9,713	8,528,111
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	13,400	11,296,495
5.50%, 07/15/28 (Call 04/15/28)(b)	10,395	9,681,279
6.00%, 07/01/25 (Call 04/01/25)(a)	4,781	4,669,244
6.50%, 07/01/27 (Call 01/01/27)(a)	11,008	10,704,996
7.50%, 06/01/27 (Call 06/01/24)(a)	6,291	6,238,156
7.50%, 06/01/30 (Call 12/01/29)(a)(b)	5,916	5,822,330
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 12/01/23)	6,328	6,187,749
7.75%, 02/01/28 (Call 12/01/23)	8,148	7,659,120
8.00%, 01/15/27 (Call 01/15/24)	12,232	11,742,720
8.88%, 04/15/30 (Call 04/15/26)	6,483	6,249,792
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	9,450	8,113,899
5.13%, 06/15/28 (Call 12/01/23)(a)(b)	7,115	6,588,861
5.50%, 10/15/30 (Call 10/15/25)(a)	4,660	4,242,200
5.63%, 02/15/26 (Call 12/01/23)(a)(b)	9,664	9,387,871
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	14,930	12,485,212
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)(b)	12,239	11,287,078
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(a)	18,519	16,574,505
6.75%, 09/15/25 (Call 11/21/23)(a)(b)	15,241	14,136,027
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	24,891	24,299,839
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	7,015	6,630,403
5.75%, 10/01/25 (Call 07/01/25)(b)	6,931	6,712,967
6.00%, 06/01/26 (Call 03/01/26)	6,329	6,120,459
6.38%, 10/01/30 (Call 04/01/30)(b)	7,105	6,580,367

Security	Par (000)	Value

Pipelines (continued)
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)(b)	$5,207	$4,927,124
4.95%, 07/15/29 (Call 04/15/29)(a)(b)	7,063	6,216,358
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26 (Call 12/01/23)(a)(f)	9,599	9,215,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 12/01/23)(a)	9,197	8,093,360
6.00%, 03/01/27 (Call 12/01/23)(a)	5,325	4,881,562
6.00%, 12/31/30 (Call 12/31/25)(a)(b)	8,901	7,516,076
6.00%, 09/01/31 (Call 09/01/26)(a)	5,997	5,052,473
7.50%, 10/01/25 (Call 12/01/23)(a)	7,500	7,394,438
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)	15,459	11,677,535
6.25%, 01/15/30 (Call 10/15/29)(a)(b)	11,935	11,225,106
3.88%, 08/15/29 (Call 02/15/29)(a)	15,095	12,566,587
4.13%, 08/15/31 (Call 02/15/31)(a)	15,468	12,462,053
Venture Global LNG Inc.
8.13%, 06/01/28 (Call 06/01/25)(a)(b)	27,513	26,673,853
8.38%, 06/01/31 (Call 06/01/26)(a)(b)	27,324	25,957,800
9.50%, 02/01/29 (Call 11/01/28)(a)	21,649	21,946,674
9.88%, 02/01/32 (Call 02/01/27)(a)	18,275	18,539,987

		577,912,306

Real Estate — 0.6%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(a)(b)	7,576	6,064,432
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/28 (Call 12/01/23)(a)(b)	7,784	7,111,657
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	4,978	4,722,878
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	7,387	5,946,946
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	7,763	5,940,913
5.38%, 08/01/28 (Call 12/01/23)(a)	8,755	7,705,494
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)(b)	6,993	5,298,696
4.75%, 02/01/30 (Call 09/01/24)	7,328	5,349,440
5.00%, 03/01/31 (Call 03/01/26)(b)	7,167	5,142,323
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(a)(b)	5,725	3,528,031
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	7,169	4,444,780

		61,255,590

Real Estate Investment Trusts — 3.6%
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)(b)	4,995	4,148,142
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(a)	9,473	7,879,612
5.75%, 05/15/26 (Call 11/13/23)(a)(b)	11,320	10,353,908
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	5,803	3,988,257
4.75%, 02/15/28 (Call 08/15/27)(b)	5,902	4,299,843
9.75%, 06/15/25 (Call 11/16/23)	6,058	5,876,260
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)(b)	12,207	10,711,642
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	4,862	4,717,453
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	13,802	11,264,502

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.88%, 09/15/27 (Call 11/13/23)(a)(b)	$12,261	$11,205,818
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	12,194	10,624,023
5.00%, 07/15/28 (Call 11/13/23)(a)	6,270	5,611,650
5.25%, 03/15/28 (Call 11/13/23)(a)	9,882	9,041,042
5.25%, 07/15/30 (Call 07/15/25)(a)(b)	16,285	14,142,708
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	6,887	5,873,509
7.00%, 02/15/29 (Call 08/15/25)(a)(b)	12,323	11,937,906
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	9,406	7,698,153
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 12/01/23)(a)	8,151	7,124,993
4.75%, 06/15/29 (Call 06/15/24)(a)	8,050	6,490,313
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	15,770	9,540,850
4.63%, 08/01/29 (Call 08/01/24)(b)	10,904	7,552,297
5.00%, 10/15/27 (Call 12/01/23)(b)	16,491	12,753,727
5.25%, 08/01/26 (Call 12/01/23)(b)	6,384	5,490,240
Office Properties Income Trust
3.45%, 10/15/31 (Call 07/15/31)(b)	4,829	2,384,319
4.50%, 02/01/25 (Call 11/01/24)	7,333	6,323,026
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	8,957	7,502,116
5.88%, 10/01/28 (Call 12/01/23)(a)(b)	9,101	8,175,519
7.50%, 06/01/25 (Call 12/01/23)(a)	7,609	7,542,117
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	7,780	6,619,613
4.75%, 10/15/27 (Call 12/01/23)	8,283	7,527,176
7.25%, 07/15/28 (Call 07/15/25)	5,203	5,058,374
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 12/01/23)(a)	5,877	5,300,922
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	5,851	4,768,565
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	18,203	15,034,313
3.88%, 02/15/27 (Call 11/13/23)	18,169	16,511,079
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	4,659	3,476,779
4.35%, 10/01/24 (Call 09/01/24)	2,203	2,112,126
4.38%, 02/15/30 (Call 08/15/29)(b)	4,685	3,235,555
4.75%, 10/01/26 (Call 08/01/26)	5,838	4,946,732
4.95%, 02/15/27 (Call 08/15/26)(b)	4,932	4,112,055
4.95%, 10/01/29 (Call 07/01/29)	5,221	3,760,425
5.50%, 12/15/27 (Call 09/15/27)	5,351	4,520,641
7.50%, 09/15/25 (Call 06/15/25)(b)	9,630	9,356,347
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)(b)	4,369	3,845,200
3.75%, 12/31/24 (Call 09/30/24)(a)	4,467	4,219,301
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	6,143	5,276,069
4.75%, 03/15/25 (Call 09/15/24)(b)	5,896	5,651,434
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)(b)	7,859	4,854,897
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)(b)	6,406	5,112,789
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	13,040	8,418,885
10.50%, 02/15/28 (Call 09/15/25)(a)	32,473	31,263,949

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)(b)	$5,919	$5,019,475
6.38%, 08/15/25 (Call 11/13/23)(a)	5,741	5,575,946

		395,832,592

Retail — 4.3%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)(b)	9,417	8,059,069
3.88%, 01/15/28 (Call 12/01/23)(a)	19,484	17,397,384
4.00%, 10/15/30 (Call 10/15/25)(a)	35,516	29,102,283
4.38%, 01/15/28 (Call 12/01/23)(a)	9,273	8,322,517
5.75%, 04/15/25 (Call 12/01/23)(a)(b)	5,667	5,616,286
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 11/13/23)	4,853	4,293,304
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	9,888	8,349,773
4.75%, 03/01/30 (Call 03/01/25)(b)	5,516	4,652,746
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	7,342	5,955,904
Bath & Body Works Inc.
5.25%, 02/01/28	6,721	6,165,733
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	11,815	10,958,058
7.50%, 06/15/29 (Call 06/15/24)(b)	6,027	5,896,038
Beacon Roofing Supply Inc., 6.50%, 08/01/30 (Call 08/01/26)(a)(b)	7,093	6,766,722
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(a)	8,382	8,259,990
8.50%, 10/30/25 (Call 12/01/23)(a)	7,456	7,330,532
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 12/01/23)(a)	7,701	7,212,372
5.88%, 04/01/29 (Call 04/01/24)(a)	10,057	8,885,359
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(a)	12,719	10,699,859
6.75%, 01/15/30 (Call 01/15/25)(a)(b)	15,514	12,370,563
FirstCash Inc.
4.63%, 09/01/28 (Call 12/01/23)(a)	5,915	5,190,659
5.63%, 01/01/30 (Call 01/01/25)(a)(b)	6,427	5,687,895
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)(b)	9,091	6,954,615
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	9,402	6,733,007
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	9,082	8,589,983
Kohl’s Corp., 4.63%, 05/01/31 (Call 02/01/31)(b).	6,018	4,091,638
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	9,930	7,844,700
LCM Investments Holdings II LLC
4.88%, 05/01/29 (Call 05/01/24)(a)(b)	12,494	10,435,680
8.25%, 08/01/31 (Call 08/01/26)(a)(b)	5,989	5,716,481
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	9,385	7,762,333
4.38%, 01/15/31 (Call 10/15/25)(a)	6,702	5,428,620
4.63%, 12/15/27 (Call 12/01/23)(a)(b)	4,590	4,132,047
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	6,095	5,373,352
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	5,096	4,310,897
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	4,986	4,123,821
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/13/23)(a)(b)	10,450	7,523,627
7.88%, 05/01/29 (Call 05/01/24)(a)	16,150	9,011,700
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	5,923	4,737,393
4.75%, 09/15/29 (Call 09/15/24)	6,004	5,324,601

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	$13,627	$12,738,274
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	5,025	3,681,214
4.38%, 04/01/30 (Call 01/01/30)(b)	6,134	4,753,237
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 11/13/23)(b)	6,748	6,427,470
3.75%, 06/15/29 (Call 06/15/24)(b)	5,927	4,900,740
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	15,084	13,347,939
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	14,218	13,098,332
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)(b)	5,624	2,812,000
4.45%, 02/15/25 (Call 11/15/24)(b)	7,052	6,069,022
4.75%, 02/15/27 (Call 11/15/26)(b)	7,247	4,112,672
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(a)(b)	9,061	6,371,016
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	7,876	6,556,770
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	6,391	5,088,834
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	8,045	7,035,170
6.00%, 12/01/29 (Call 12/01/24)(a)(b)	10,677	8,888,602
6.13%, 07/01/29 (Call 07/01/24)(a)	5,604	4,693,350
Staples Inc.
7.50%, 04/15/26 (Call 12/01/23)(a)	24,815	20,224,225
10.75%, 04/15/27 (Call 12/01/23)(a)(b)	12,392	6,916,802
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	7,417	6,172,761
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	12,547	10,181,200
4.63%, 01/31/32 (Call 10/01/26)(b)	13,902	11,834,471
4.75%, 01/15/30 (Call 10/15/29)(a)(b)	9,792	8,725,162
5.38%, 04/01/32 (Call 04/01/27)(b)	12,125	10,854,906

		480,751,710

Semiconductors — 0.3%
Entegris Escrow Corp.
4.75%, 04/15/29 (Call 01/15/29)(a)	19,390	17,415,128
5.95%, 06/15/30 (Call 06/15/25)(a)(b)	11,203	10,250,745
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	4,995	4,192,054
4.38%, 04/15/28 (Call 11/13/23)(a)(b)	4,696	4,183,502

		36,041,429

Software — 2.4%
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	9,083	8,719,680
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)(b)	8,816	8,776,328
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)	11,484	9,925,047
4.88%, 07/01/29 (Call 06/30/24)(a)(b)	11,222	9,462,250
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(a)(b)	50,066	43,970,129
9.00%, 09/30/29 (Call 09/30/25)(a)(b)	47,236	40,273,853
Fair Isaac Corp.
4.00%, 06/15/28 (Call 11/16/23)(a)(b)	11,129	9,898,319
5.25%, 05/15/26 (Call 02/15/26)(a)	4,598	4,424,701

Security	Par (000)	Value

Software (continued)
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	$28,931	$23,542,601
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(a)	10,534	9,119,811
3.88%, 12/01/29 (Call 12/01/24)(a)(b)	10,181	8,344,348
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)(b)	10,385	8,600,511
4.13%, 12/01/31 (Call 12/01/26)(a)(b)	8,157	6,437,912
PTC Inc.
3.63%, 02/15/25 (Call 12/01/23)(a)	5,645	5,431,976
4.00%, 02/15/28 (Call 12/01/23)(a)	6,103	5,429,687
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)(b)	6,426	2,835,098
5.38%, 12/01/28 (Call 12/01/23)(a)	5,423	1,579,371
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)(b)	12,257	9,945,452
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)(b)	24,775	23,257,531
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	6,452	5,363,225
3.88%, 03/15/31 (Call 03/15/26)(b)	6,019	4,814,974
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	21,599	17,657,183

		267,809,987

Telecommunications — 4.9%
Altice France Holding SA
6.00%, 02/15/28 (Call 12/01/23)(a)(b)	12,660	5,443,800
10.50%, 05/15/27 (Call 11/13/23)(a)	19,850	10,768,625
Altice France SA/France
5.13%, 01/15/29 (Call 12/01/23)(a)	5,613	3,850,986
5.13%, 07/15/29 (Call 04/15/24)(a)	31,249	21,396,815
5.50%, 01/15/28 (Call 12/01/23)(a)	13,501	10,024,493
5.50%, 10/15/29 (Call 10/15/24)(a)	25,140	17,212,993
8.13%, 02/01/27 (Call 11/13/23)(a)	21,787	18,324,229
British Telecommunications PLC
4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(a)(c)	6,120	5,345,589
4.88%, 11/23/81 (Call 08/23/31), (5-year CMT + 3.493%)(a)(b)(c)	6,405	5,162,221
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(a)(b)	15,569	13,269,459
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)(b)	14,694	10,047,022
6.00%, 03/01/26 (Call 12/01/23)(a)(b)	18,468	15,513,120
7.13%, 07/01/28 (Call 12/01/23)(a)(b)	8,212	2,923,472
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	12,032	4,922,592
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/13/23)(a)(b)	8,630	3,149,950
6.00%, 06/15/25 (Call 11/13/23)(a)(b)	16,080	9,648,000
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(a)(b)	25,673	23,900,279
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(a)(b)	4,757	3,567,750
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	9,313	7,380,553
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	18,334	15,813,075
5.88%, 10/15/27 (Call 12/01/23)(a)(b)	14,289	13,020,851
5.88%, 11/01/29 (Call 11/01/24)(b)	8,672	6,514,840
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	11,957	8,997,643
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	12,165	9,625,556
8.63%, 03/15/31 (Call 03/15/26)(a)	9,371	8,797,026

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
8.75%, 05/15/30 (Call 05/15/25)(a)(b)	$14,280	$13,583,850
Hughes Satellite Systems Corp.
5.25%, 08/01/26	9,202	8,273,058
6.63%, 08/01/26(b)	9,102	7,699,109
Iliad Holding SASU
6.50%, 10/15/26 (Call 11/13/23)(a)	14,729	13,753,204
7.00%, 10/15/28 (Call 10/15/24)(a)	10,450	9,457,996
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	37,310	32,832,800
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	8,793	8,122,534
3.63%, 01/15/29 (Call 01/15/24)(a)	10,393	5,361,055
3.75%, 07/15/29 (Call 01/15/24)(a)	11,994	6,109,531
3.88%, 11/15/29 (Call 08/15/29)(a)	9,277	8,186,953
4.25%, 07/01/28 (Call 12/01/23)(a)	15,456	8,732,640
4.63%, 09/15/27 (Call 12/01/23)(a)	12,864	8,668,728
10.50%, 05/15/30 (Call 05/15/26)(a)	11,847	11,816,198
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 12/01/23)(a)	15,900	10,724,550
4.50%, 01/15/29 (Call 01/15/24)(a)	5,172	1,505,133
5.13%, 12/15/26 (Call 12/01/23)(a)	5,205	2,503,750
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)(c)	9,413	8,283,440
Viasat Inc., 7.50%, 05/30/31 (Call 05/30/26)(a)	8,546	5,583,102
ViaSat Inc.
5.63%, 09/15/25 (Call 11/13/23)(a)	8,536	7,929,859
5.63%, 04/15/27 (Call 11/13/23)(a)(b)	7,506	6,556,866
6.50%, 07/15/28 (Call 12/01/23)(a)(b)	4,966	3,520,397
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	15,814	12,528,641
4.75%, 07/15/31 (Call 07/15/26)(a)	17,517	14,101,185
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(b)(c)	6,393	5,625,385
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(b)(c)	11,930	9,039,361
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(c)	24,521	23,641,187
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	17,659	13,760,776
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/23)(a)(b)	18,270	13,748,175
6.13%, 03/01/28 (Call 12/01/23)(a)(b)	13,470	8,890,200

		545,160,602

Transportation — 0.0%
XPO Inc., 7.13%, 06/01/31 (Call 06/01/26)(a)(b)	5,512	5,367,310

Trucking & Leasing — 0.3%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(c)	6,233	6,113,638
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	11,942	10,860,503

Security	Par (000)	Value

Trucking & Leasing (continued)
6.50%, 10/01/25 (Call 12/01/23)(a)(b)	$7,282	$7,190,125
9.75%, 08/01/27 (Call 11/13/23)(a)	4,570	4,697,722

		28,861,988

Total Corporate Bonds & Notes — 98.1% (Cost: $12,641,366,588)		10,843,911,749

Fixed Rate Loan Interests

Diversified Financial Services — 0.0%
Curo Group Holdings Corp., Term Loan, (6.00% Cash + 12.00% PIK), 18.00%, 08/02/27(g)	2,739	2,560,997

Total Fixed Rate Loan Interests — 0.0% (Cost: $2,681,402)		2,560,997

Total Long-Term Investments — 98.1% (Cost: $12,644,047,990)		10,846,472,746

	Shares

Short-Term Securities

Money Market Funds — 18.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(h)(i)(j)	2,025,491,152	2,026,301,348
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(h)(i)	64,260,000	64,260,000

Total Short-Term Securities — 18.9% (Cost: $2,089,313,135)		2,090,561,348

Total Investments — 117.0% (Cost: $14,733,361,125)		12,937,034,094

Liabilities in Excess of Other Assets — (17.0)%		(1,875,236,088)

Net Assets — 100.0%		$11,061,798,006

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$10,843,911,749	$—	$10,843,911,749
Fixed Rate Loan Interests	—	2,560,997	—	2,560,997
Short-Term Securities
Money Market Funds	2,090,561,348	—	—	2,090,561,348

	$2,090,561,348	$10,846,472,746	$—	$12,937,034,094

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)(a)	$1,531	$1,176,390

Aerospace & Defense — 2.2%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)(a)	6,524	5,876,152
2.95%, 02/01/30 (Call 11/01/29)	7,013	5,793,725
3.20%, 03/01/29 (Call 12/01/28)	8,987	7,769,007
3.25%, 02/01/28 (Call 12/01/27)	10,072	8,997,383
3.25%, 02/01/35 (Call 11/01/34)	7,985	5,907,523
3.60%, 05/01/34 (Call 02/01/34)	9,176	7,186,203
3.63%, 02/01/31 (Call 11/01/30)(a)	12,934	10,935,619
3.75%, 02/01/50 (Call 08/01/49)(a)	16,577	10,558,659
3.90%, 05/01/49 (Call 11/01/48)(a)	10,141	6,615,631
3.95%, 08/01/59 (Call 02/01/59)(a)	4,558	2,801,495
5.04%, 05/01/27 (Call 03/01/27)	17,664	17,108,888
5.15%, 05/01/30 (Call 02/01/30)	41,436	38,835,029
5.71%, 05/01/40 (Call 11/01/39)	26,801	23,713,699
5.81%, 05/01/50 (Call 11/01/49)	51,573	44,361,816
5.93%, 05/01/60 (Call 11/01/59)	31,316	26,365,169
General Dynamics Corp.
3.50%, 04/01/27 (Call 02/01/27)(a)	5,859	5,497,732
3.63%, 04/01/30 (Call 01/01/30)	10,959	9,759,734
3.75%, 05/15/28 (Call 02/15/28)(a)	9,836	9,157,611
4.25%, 04/01/40 (Call 10/01/39)	3,323	2,693,722
4.25%, 04/01/50 (Call 10/01/49)	3,167	2,468,429
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	8,658	8,088,300
4.40%, 06/15/28 (Call 03/15/28)(a)	9,509	8,883,304
5.40%, 07/31/33 (Call 04/30/33)	12,493	11,682,858
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	7,455	4,352,999
3.80%, 03/01/45 (Call 09/01/44)(a)	9,754	7,102,876
3.90%, 06/15/32 (Call 03/15/32)(a)	6,260	5,479,491
4.07%, 12/15/42(a)	15,731	12,199,579
4.09%, 09/15/52 (Call 03/15/52)(a)	14,637	10,785,759
4.15%, 06/15/53 (Call 12/15/52)(a)	8,045	5,985,659
4.70%, 05/15/46 (Call 11/15/45)	11,599	9,561,014
4.75%, 02/15/34 (Call 11/15/33)(a)	11,181	10,316,060
5.10%, 11/15/27 (Call 10/15/27)	6,356	6,288,061
5.25%, 01/15/33 (Call 10/15/32)(a)	8,977	8,637,409
5.70%, 11/15/54 (Call 05/15/54)(a)	7,655	7,177,926
5.90%, 11/15/63 (Call 05/15/63)(a)	5,206	4,975,027
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)(a)	4,762	4,411,352
3.25%, 01/15/28 (Call 10/15/27)(a)	19,254	17,585,443
4.03%, 10/15/47 (Call 04/15/47)	19,702	14,311,763
4.40%, 05/01/30 (Call 02/01/30)(a)	8,198	7,540,672
4.70%, 03/15/33 (Call 12/15/32)(a)	8,273	7,538,694
4.75%, 06/01/43	12,905	10,570,773
4.95%, 03/15/53 (Call 09/15/52)	8,333	6,893,726
5.25%, 05/01/50 (Call 11/01/49)(a)	8,236	7,183,156
RTX Corp.
1.90%, 09/01/31 (Call 06/01/31)	10,436	7,676,595
2.25%, 07/01/30 (Call 04/01/30)	8,275	6,518,888
2.38%, 03/15/32 (Call 12/15/31)(a)	7,590	5,699,518
2.82%, 09/01/51 (Call 03/01/51)	10,960	5,876,896
3.03%, 03/15/52 (Call 09/15/51)(a)	11,260	6,313,892
3.13%, 05/04/27 (Call 02/04/27)	11,060	10,076,989
3.13%, 07/01/50 (Call 01/01/50)(a)	10,328	5,988,874

Security	Par (000)	Value

Aerospace & Defense (continued)
3.50%, 03/15/27 (Call 12/15/26)	$9,406	$8,701,455
3.75%, 11/01/46 (Call 05/01/46)	10,827	7,177,663
4.13%, 11/16/28 (Call 08/16/28)	28,333	26,045,326
4.15%, 05/15/45 (Call 11/16/44)	8,414	6,033,966
4.35%, 04/15/47 (Call 10/15/46)	9,870	7,254,056
4.45%, 11/16/38 (Call 05/16/38)	7,748	6,201,822
4.50%, 06/01/42	32,581	25,334,748
4.63%, 11/16/48 (Call 05/16/48)(a)	16,241	12,460,157
5.15%, 02/27/33 (Call 11/27/32)	9,602	8,860,832
5.38%, 02/27/53 (Call 08/27/52)(a)	11,618	9,858,916

		616,035,720

Agriculture — 1.7%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)	15,226	11,130,250
3.40%, 05/06/30 (Call 02/06/30)	6,188	5,171,472
3.40%, 02/04/41 (Call 08/04/40)(a)	14,164	8,689,919
3.70%, 02/04/51 (Call 08/04/50)(a)	11,567	6,745,399
3.88%, 09/16/46 (Call 03/16/46)(a)	13,494	8,351,435
4.00%, 02/04/61 (Call 08/04/60)(a)	8,947	5,398,093
4.25%, 08/09/42	10,355	7,099,720
4.80%, 02/14/29 (Call 11/14/28)(a)	14,108	13,218,640
5.38%, 01/31/44(a)	15,971	13,635,502
5.80%, 02/14/39 (Call 08/14/38)(a)	17,258	15,307,297
5.95%, 02/14/49 (Call 08/14/48)(a)	22,001	18,612,025
Archer-Daniels-Midland Co.
2.70%, 09/15/51 (Call 03/15/51)	2,507	1,402,233
2.90%, 03/01/32 (Call 12/01/31)	6,526	5,296,868
3.25%, 03/27/30 (Call 12/27/29)	8,515	7,381,904
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	13,331	11,175,519
2.73%, 03/25/31 (Call 12/25/30)	10,698	8,057,023
3.56%, 08/15/27 (Call 05/15/27)	15,403	13,968,950
3.73%, 09/25/40 (Call 03/25/40)(a)	7,043	4,443,824
3.98%, 09/25/50 (Call 03/25/50)(a)	9,343	5,476,072
4.39%, 08/15/37 (Call 02/15/37)	21,341	15,522,863
4.54%, 08/15/47 (Call 02/15/47)	23,832	15,326,760
4.70%, 04/02/27 (Call 02/02/27)	6,926	6,595,187
4.74%, 03/16/32 (Call 12/16/31)(a)	7,181	6,167,556
4.76%, 09/06/49 (Call 03/06/49)	9,462	6,266,868
4.91%, 04/02/30 (Call 01/02/30)(a)	9,154	8,252,814
6.34%, 08/02/30 (Call 06/02/30)(a)	8,409	8,163,523
6.42%, 08/02/33 (Call 05/02/33)(a)	11,542	10,871,658
7.08%, 08/02/43 (Call 02/02/43)	7,155	6,530,643
7.08%, 08/02/53 (Call 02/02/53)	9,269	8,272,140
BAT International Finance PLC
4.45%, 03/16/28 (Call 02/16/28)	8,431	7,771,671
5.93%, 02/02/29 (Call 01/02/29)	6,690	6,496,607
Bunge Ltd. Finance Corp., 2.75%, 05/14/31 (Call 02/14/31)(a)	7,910	6,264,108
Philip Morris International Inc.
1.75%, 11/01/30 (Call 08/01/30)(a)	7,540	5,645,667
2.10%, 05/01/30 (Call 02/01/30)	5,067	3,975,492
3.38%, 08/15/29 (Call 05/15/29)	7,723	6,725,646
3.88%, 08/21/42	11,905	8,354,783
4.13%, 03/04/43(a)	12,984	9,306,952
4.25%, 11/10/44	3,820	2,757,247
4.38%, 11/15/41	12,681	9,531,696
4.88%, 02/15/28 (Call 01/15/28)	11,898	11,429,555
4.88%, 11/15/43	2,316	1,842,854
5.13%, 11/17/27 (Call 10/17/27)	12,192	11,889,169
5.13%, 02/15/30 (Call 12/15/29)	20,313	19,229,856

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
5.38%, 02/15/33 (Call 11/15/32)	$19,706	$18,207,674
5.63%, 11/17/29 (Call 09/17/29)	10,823	10,599,364
5.63%, 09/07/33 (Call 06/07/33)	9,030	8,478,879
5.75%, 11/17/32 (Call 08/17/32)	12,081	11,543,381
6.38%, 05/16/38(a)	19,301	19,117,370
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	6,251	5,365,416
5.85%, 08/15/45 (Call 02/15/45)(a)	21,057	16,512,162

		463,577,706

Airlines — 0.1%
Southwest Airlines Co., 5.13%, 06/15/27 (Call 04/15/27)(a)	18,962	18,293,555

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	1,540	1,417,128
2.75%, 03/27/27 (Call 01/27/27)(a)	5,676	5,229,478
2.85%, 03/27/30 (Call 12/27/29)	17,229	14,738,193
3.25%, 03/27/40 (Call 09/27/39)(a)	2,840	2,045,312
3.38%, 03/27/50 (Call 09/27/49)(a)	8,140	5,476,001
3.88%, 11/01/45 (Call 05/01/45)(a)	5,398	4,031,067
VF Corp., 2.95%, 04/23/30 (Call 01/23/30)(a)	8,799	6,914,629

		39,851,808

Auto Manufacturers — 1.4%
American Honda Finance Corp.
2.00%, 03/24/28	1,848	1,585,251
5.13%, 07/07/28	4,674	4,553,482
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)	6,956	5,312,169
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	12,720	11,782,371
5.00%, 10/01/28 (Call 07/01/28)(a)	8,580	8,087,676
5.00%, 04/01/35(a)	1,788	1,488,854
5.15%, 04/01/38 (Call 10/01/37)	3,929	3,167,069
5.20%, 04/01/45(a)	12,780	9,480,962
5.40%, 10/15/29 (Call 08/15/29)(a)	17,261	16,138,453
5.40%, 04/01/48 (Call 10/01/47)	6,181	4,639,634
5.60%, 10/15/32 (Call 07/15/32)(a)	19,218	17,565,300
5.95%, 04/01/49 (Call 10/01/48)(a)	9,124	7,380,271
6.25%, 10/02/43	14,144	12,114,180
6.60%, 04/01/36 (Call 10/01/35)	6,508	6,107,366
6.75%, 04/01/46 (Call 10/01/45)	6,571	5,881,404
6.80%, 10/01/27 (Call 08/01/27)	15,122	15,356,338
General Motors Financial Co. Inc.
2.35%, 02/26/27 (Call 01/26/27)	8,878	7,803,726
2.35%, 01/08/31 (Call 10/08/30)(a)	4,552	3,389,622
2.40%, 04/10/28 (Call 02/10/28)	12,924	10,896,725
2.40%, 10/15/28 (Call 08/15/28)	10,640	8,776,585
2.70%, 08/20/27 (Call 06/20/27)	13,691	11,950,273
2.70%, 06/10/31 (Call 03/10/31)(a)	5,283	3,973,157
3.10%, 01/12/32 (Call 10/12/31)(a)	5,951	4,528,069
3.60%, 06/21/30 (Call 03/21/30)	8,320	6,863,824
4.30%, 04/06/29 (Call 02/06/29)(a)	8,243	7,317,385
4.35%, 01/17/27 (Call 10/17/26)(a)	8,148	7,647,638
5.00%, 04/09/27 (Call 03/09/27)	11,694	11,164,701
5.80%, 06/23/28 (Call 05/23/28)(a)	13,580	13,158,485
5.85%, 04/06/30 (Call 02/06/30)(a)	7,335	6,962,799
6.00%, 01/09/28 (Call 12/09/27)	14,311	14,042,517
6.40%, 01/09/33 (Call 10/09/32)(a)	6,216	5,965,856
Honda Motor Co. Ltd.
2.53%, 03/10/27 (Call 02/10/27)(a)	14,612	13,214,814
2.97%, 03/10/32 (Call 12/10/31)(a)	13,529	11,148,997

Security	Par (000)	Value

Auto Manufacturers (continued)
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31(a)	$20,578	$23,793,691
Toyota Motor Credit Corp.
1.90%, 01/13/27(a)	3,336	2,975,208
1.90%, 04/06/28(a)	8,001	6,898,684
2.15%, 02/13/30	16,364	13,301,908
3.05%, 03/22/27	14,300	13,174,829
3.20%, 01/11/27(a)	2,446	2,270,177
3.38%, 04/01/30	5,660	4,928,476
4.45%, 06/29/29(a)	5,558	5,262,389
4.55%, 09/20/27(a)	10,526	10,168,794
4.63%, 01/12/28(a)	10,710	10,371,436
5.25%, 09/11/28	9,796	9,637,305

		382,228,850

Auto Parts & Equipment — 0.1%
Aptiv PLC
3.10%, 12/01/51 (Call 06/01/51)	9,314	5,023,145
3.25%, 03/01/32 (Call 12/01/31)(a)	5,017	4,024,813
4.15%, 05/01/52 (Call 11/01/51)(a)	10,457	6,866,014

		15,913,972

Banks — 23.6%
Banco Bilbao Vizcaya Argentaria SA, 6.14%, 09/14/28 (Call 09/14/27), (1-year CMT + 2.700%)(a)(b)	2,790	2,722,580
Banco Santander SA
2.75%, 12/03/30	6,001	4,374,560
2.96%, 03/25/31(a)	2,040	1,575,740
3.31%, 06/27/29	1,849	1,577,612
3.49%, 05/28/30	3,197	2,616,321
3.80%, 02/23/28(a)	15,532	13,817,722
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(a)(b)	19,338	17,701,640
4.25%, 04/11/27	10,239	9,482,097
4.38%, 04/12/28(a)	18,082	16,429,311
5.29%, 08/18/27	19,800	18,920,583
5.59%, 08/08/28(a)	18,895	18,195,721
6.61%, 11/07/28	7,800	7,800,000
6.92%, 08/08/33	15,695	14,586,498
6.94%, 11/07/33	7,800	7,800,000
Bank of America Corp.
1.90%, 07/23/31 (Call 07/23/30), (1-day SOFR + 1.530%)(b)	20,419	15,202,985
1.92%, 10/24/31 (Call 10/24/30), (1-day SOFR + 1.370%)(a)(b)	18,371	13,548,477
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(b)	26,324	21,723,428
2.30%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.220%)(b)	27,816	20,527,493
2.50%, 02/13/31 (Call 02/13/30), (3-mo. SOFR + 1.252%)(a)(b)	25,306	19,946,614
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(b)	16,449	14,540,148
2.57%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.210%)(b)	23,295	17,467,609
2.59%, 04/29/31 (Call 04/29/30), (1-day SOFR + 2.150%)(b)	21,330	16,820,836
2.68%, 06/19/41 (Call 06/19/40), (1-day SOFR + 1.930%)(a)(b)	37,985	23,187,328
2.69%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.320%)(b)	33,563	25,753,158

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.83%, 10/24/51 (Call 10/24/50), (1-day SOFR + 1.880%)(b)	$7,693	$4,256,629
2.88%, 10/22/30 (Call 10/22/29), (3-mo. SOFR + 1.452%)(b)	15,976	13,077,121
2.97%, 02/04/33 (Call 02/04/32), (1-day SOFR + 1.330%)(b)	28,406	21,764,103
2.97%, 07/21/52 (Call 07/21/51), (1-day SOFR + 1.560%)(a)(b)	16,061	9,220,016
3.19%, 07/23/30 (Call 07/23/29), (3-mo. SOFR + 1.442%)(b)	18,763	15,751,996
3.25%, 10/21/27 (Call 10/21/26)	19,417	17,556,170
3.31%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.580%)(a)(b)	26,422	17,476,407
3.42%, 12/20/28 (Call 12/20/27), (3-mo. SOFR + 1.302%)(b)	44,916	39,992,479
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(b)	14,563	13,179,442
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(b)	14,723	13,454,569
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(b)	18,163	16,744,037
3.95%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.452%)(a)(b)	10,122	7,065,493
3.97%, 03/05/29 (Call 03/05/28), (3-mo. SOFR + 1.332%)(b)	19,783	17,902,135
3.97%, 02/07/30 (Call 02/07/29), (3-mo. SOFR + 1.472%)(b)	22,110	19,559,063
4.08%, 04/23/40 (Call 04/23/39), (3-mo. SOFR + 1.582%)(b)	12,904	9,732,304
4.08%, 03/20/51 (Call 03/20/50), (3-mo. SOFR + 3.412%)(a)(b)	42,048	29,483,225
4.24%, 04/24/38 (Call 04/24/37), (3-mo. SOFR + 2.076%)(b)	8,078	6,374,000
4.27%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.572%)(a)(b)	23,045	20,965,885
4.33%, 03/15/50 (Call 03/15/49), (3-mo. SOFR + 1.782%)(b)	22,790	16,725,962
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(b)	17,935	16,741,306
4.44%, 01/20/48 (Call 01/20/47), (3-mo. SOFR + 2.252%)(b)	16,351	12,368,192
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(b)	28,804	24,845,688
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(b)	22,436	21,327,547
5.00%, 01/21/44(a)	15,929	13,368,076
5.02%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.160%)(b)	36,334	32,507,746
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(b)	26,002	24,690,079
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(b)	34,281	31,013,774
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(b)	21,325	20,763,860
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)(b)	27,427	25,817,318
5.88%, 02/07/42	14,516	13,584,912
6.11%, 01/29/37(a)	17,904	16,970,360
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(b)	14,692	14,586,332
7.75%, 05/14/38	14,656	15,666,923

Security	Par (000)	Value

Banks (continued)
Series L, 4.18%, 11/25/27 (Call 11/25/26)	$14,533	$13,356,227
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(b)	15,239	11,675,270
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(a)(b)	8,657	5,463,978
Bank of America NA, 6.00%, 10/15/36(a)	11,233	10,830,977
Bank of Montreal
2.65%, 03/08/27(a)	3,324	2,973,362
5.20%, 02/01/28 (Call 01/01/28)	4,676	4,505,932
5.72%, 09/25/28 (Call 08/25/28)	18,705	18,336,328
Series H, 4.70%, 09/14/27 (Call 08/14/27)	3,988	3,793,544
Bank of New York Mellon Corp. (The)
2.05%, 01/26/27 (Call 12/26/26)(a)	1,955	1,730,727
3.25%, 05/16/27 (Call 02/16/27)(a)	2,626	2,406,768
3.30%, 08/23/29 (Call 05/23/29)	2,050	1,744,574
3.40%, 01/29/28 (Call 10/29/27)	2,266	2,059,090
3.85%, 04/28/28(a)	2,713	2,515,244
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(b)	6,725	6,776,793
6.47%, 10/25/34 (Call 10/25/33), (1-day SOFR + 1.845%)(b)	6,725	6,751,308
Bank of Nova Scotia (The)
1.95%, 02/02/27	1,565	1,380,582
2.45%, 02/02/32	1,528	1,145,290
4.85%, 02/01/30(a)	17,050	15,694,315
5.25%, 06/12/28	16,953	16,230,026
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(b)	18,839	16,475,566
2.65%, 06/24/31 (Call 06/24/30), (1-year CMT + 1.900%)(a)(b)	3,678	2,795,965
2.67%, 03/10/32 (Call 03/10/31), (1-year CMT + 1.200%)(b)	7,743	5,695,892
2.89%, 11/24/32 (Call 11/24/31), (1-year CMT + 1.300%)(b)	11,260	8,206,011
3.33%, 11/24/42 (Call 11/24/41), (1-year CMT + 1.300%)(a)(b)	6,430	3,947,544
4.34%, 01/10/28 (Call 01/10/27)(a)	13,124	11,982,758
4.84%, 05/09/28 (Call 05/07/27)(a)	18,997	17,068,546
4.95%, 01/10/47(a)	14,151	10,849,168
4.97%, 05/16/29 (Call 05/16/28), (3-mo. LIBOR US + 1.902%)(b)	19,230	17,686,377
5.25%, 08/17/45(a)	14,922	11,983,093
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(b)	23,144	21,947,633
5.75%, 08/09/33 (Call 08/09/32), (1-year CMT + 3.000%)(a)(b)	9,025	8,106,067
6.22%, 05/09/34 (Call 05/09/33), (1-day SOFR + 2.980%)(a)(b)	19,184	17,554,072
6.49%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.220%)(b)	11,785	11,500,173
6.50%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(b)	2,400	2,378,134
6.69%, 09/13/34 (Call 09/13/33), (1-day SOFR + 2.620%)(b)	14,504	13,769,516
7.39%, 11/02/28 (Call 11/02/27), (1-year CMT + 3.300%)(a)(b)	16,809	16,982,161
7.44%, 11/02/33 (Call 11/02/32), (1-year CMT + 3.500%)(b)	18,519	18,440,094
Canadian Imperial Bank of Commerce
3.45%, 04/07/27 (Call 03/07/27)	5,366	4,911,408

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.60%, 04/07/32 (Call 03/07/32)(a)	$3,115	$2,560,891
5.00%, 04/28/28 (Call 03/28/28)	8,703	8,270,475
6.09%, 10/03/33 (Call 07/03/33)	7,741	7,456,459
Citibank NA, 5.80%, 09/29/28 (Call 08/29/28)	16,575	16,363,526
Citigroup Inc.
2.52%, 11/03/32 (Call 11/03/31), (1-day SOFR + 1.177%)(b)	15,561	11,572,443
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(b)	26,871	20,392,512
2.57%, 06/03/31 (Call 06/03/30), (1-day SOFR + 2.107%)(b)	37,553	29,394,645
2.67%, 01/29/31 (Call 01/29/30), (1-day SOFR + 1.146%)(b)	20,875	16,631,620
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(a)(b)	8,443	5,178,269
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(a)(b)	27,917	22,918,698
3.06%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.351%)(b)	28,758	22,135,127
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(b)	21,051	18,941,873
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(b)	16,689	15,002,501
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(b)	19,639	17,832,878
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(b)	26,856	21,808,877
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(b)	3,680	2,752,868
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(b)	22,598	20,955,121
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(a)(b)	30,346	26,852,857
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(b)	14,652	13,312,356
4.13%, 07/25/28	18,423	16,519,475
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(a)(b)	6,885	5,046,434
4.30%, 11/20/26	2,368	2,227,009
4.41%, 03/31/31 (Call 03/31/30), (1-day SOFR + 3.914%)(b)	41,074	36,290,226
4.45%, 09/29/27	32,115	29,660,900
4.65%, 07/30/45(a)	7,567	5,816,431
4.65%, 07/23/48 (Call 06/23/48)(a)	21,610	16,559,404
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(b)	10,150	9,606,220
4.75%, 05/18/46	17,748	13,230,041
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(a)(b)	22,285	19,782,421
5.30%, 05/06/44(a)	6,568	5,352,561
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(a)(b)	10,185	8,815,609
5.88%, 01/30/42	12,734	11,704,493
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(a)(b)	25,170	24,457,032
6.63%, 06/15/32	13,955	13,825,185
6.68%, 09/13/43	10,379	9,911,084
8.13%, 07/15/39	20,891	23,556,923
Citizens Bank NA, 4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(b)	3,202	2,840,079

Security	Par (000)	Value

Banks (continued)
Citizens Financial Group Inc., 3.25%, 04/30/30 (Call 01/30/30)(a)	$2,179	$1,681,494
Cooperatieve Rabobank UA
5.25%, 05/24/41(a)	26,749	24,421,845
5.25%, 08/04/45(a)	4,908	4,048,839
5.75%, 12/01/43	7,291	6,445,718
Credit Suisse AG/New York NY
5.00%, 07/09/27(a)	5,384	5,139,943
7.50%, 02/15/28	17,179	17,781,468
Deutsche Bank AG/New York NY 2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(b)	22,203	19,206,217
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(b)	17,727	15,328,388
3.04%, 05/28/32 (Call 05/28/31), (1-day SOFR + 1.718%)(b)	1,886	1,404,834
3.55%, 09/18/31 (Call 09/18/30), (1-day SOFR + 3.043%)(b)	7,634	5,999,874
6.72%, 01/18/29 (Call 01/18/28), (1-day SOFR + 3.180%)(b)	18,848	18,509,377
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	11,369	9,991,715
Fifth Third Bancorp.
2.55%, 05/05/27 (Call 04/05/27)	3,586	3,097,757
4.77%, 07/28/30 (Call 07/28/29), (1-day SOFR + 2.127%)(b)	4,513	4,002,625
6.34%, 07/27/29 (Call 07/27/28), (1-day SOFR + 2.340%)(b)	8,990	8,715,556
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(b)	6,208	6,040,805
8.25%, 03/01/38	10,380	10,540,319
Goldman Sachs Capital I, 6.35%, 02/15/34	10,852	10,436,451
Goldman Sachs Group Inc. (The)
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(b)	25,597	18,788,454
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(b)	38,195	28,379,000
2.60%, 02/07/30 (Call 11/07/29)	12,959	10,399,403
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(b)	35,588	27,148,509
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(b)	31,145	27,594,747
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(b)	29,111	21,898,773
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(b)	13,462	8,293,097
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(b)	38,860	30,222,467
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(b)	19,864	12,868,074
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(a)(b)	18,061	11,923,533
3.50%, 11/16/26 (Call 11/16/25)	200	185,436
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(b)	31,694	29,023,942
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(b)	23,739	21,660,252
3.80%, 03/15/30 (Call 12/15/29)(a)	17,189	14,844,938
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(b)	25,697	23,082,937
3.85%, 01/26/27 (Call 01/26/26)	12,236	11,413,398

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(b)	$14,849	$11,255,759
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(b)	33,729	30,764,342
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(b)	7,798	6,186,395
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(b)	25,312	23,696,770
4.75%, 10/21/45 (Call 04/21/45)(a)	14,076	11,265,827
4.80%, 07/08/44 (Call 01/08/44)	12,584	9,954,652
5.15%, 05/22/45(a)	15,356	12,475,652
5.95%, 01/15/27	3,663	3,612,226
6.13%, 02/15/33(a)	16,166	16,146,633
6.25%, 02/01/41(a)	29,647	28,670,369
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(b)	14,686	14,686,160
6.56%, 10/24/34 (Call 10/24/33), (1-day SOFR + 1.950%)(a)(b)	5,639	5,608,423
6.75%, 10/01/37	58,216	57,057,513
HSBC Holdings PLC
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(b)	18,346	15,405,720
2.21%, 08/17/29 (Call 08/17/28), (1-day SOFR + 1.285%)(b)	19,884	16,174,564
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(b)	24,141	21,172,852
2.36%, 08/18/31 (Call 08/18/30), (1-day SOFR + 1.947%)(b)	13,785	10,378,352
2.80%, 05/24/32 (Call 05/24/31), (1-day SOFR + 1.187%)(b)	27,899	21,002,560
2.85%, 06/04/31 (Call 06/04/30), (1-day SOFR + 2.387%)(b)	15,529	12,196,307
2.87%, 11/22/32 (Call 11/22/31), (1-day SOFR + 1.410%)(a)(b)	16,845	12,574,664
3.97%, 05/22/30 (Call 05/22/29), (3-mo. SOFR + 1.872%)(b)	29,064	25,123,195
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(b)	24,010	22,057,118
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(b)	27,897	25,409,458
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(b)	21,819	20,419,695
4.95%, 03/31/30	19,597	18,031,627
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(b)	21,395	20,414,634
5.25%, 03/14/44(a)	8,596	6,897,301
5.40%, 08/11/33 (Call 08/11/32), (1-day SOFR + 2.870%)(a)(b)	22,401	20,131,850
6.10%, 01/14/42(a)	11,912	11,397,753
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(b)	20,476	20,048,971
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(a)(b)	20,405	19,377,808
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(b)	25,062	23,186,768
6.50%, 05/02/36(a)	17,056	16,003,594
6.50%, 09/15/37	20,064	18,851,518
6.80%, 06/01/38(a)	8,566	8,156,206
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)(b)	20,794	21,331,741

Security	Par (000)	Value

Banks (continued)
Huntington Bancshares Inc.
2.55%, 02/04/30 (Call 11/04/29)	$3,336	$2,571,890
4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(a)(b)	4,971	4,541,473
6.21%, 08/21/29 (Call 08/21/28), (1-day SOFR + 2.020%)(b)	11,691	11,220,900
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(b)	5,486	5,043,507
5.65%, 01/10/30 (Call 11/10/29)	4,980	4,565,616
ING Groep NV
2.73%, 04/01/32 (Call 04/01/31), (1-day SOFR + 1.316%)(b)	1,941	1,487,821
3.95%, 03/29/27	19,762	18,287,792
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(b)	20,589	18,942,415
4.05%, 04/09/29(a)	8,200	7,328,174
4.25%, 03/28/33 (Call 03/28/32), (1-day SOFR + 2.070%)(a)(b)	3,199	2,677,538
4.55%, 10/02/28(a)	11,803	10,897,145
6.11%, 09/11/34 (Call 09/11/33), (1-day SOFR + 2.090%)(b)	12,816	12,014,367
JPMorgan Chase & Co.
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(b)	13,303	9,837,070
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(b)	27,285	20,279,996
2.07%, 06/01/29 (Call 06/01/28), (1-day SOFR + 1.015%)(b)	17,614	14,653,025
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(b)	13,893	12,067,935
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(b)	24,007	19,109,176
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(b)	14,250	8,553,936
2.55%, 11/08/32 (Call 11/08/31), (1-day SOFR + 1.180%)(b)	26,759	20,280,170
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(b)	33,639	25,969,486
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(b)	33,517	27,541,884
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(b)	14,337	12,907,697
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(b)	32,917	25,655,635
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(b)	13,065	8,707,841
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(a)(b)	19,975	11,782,246
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(b)	18,430	12,130,097
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(b)	30,852	18,912,745
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(b)	19,693	17,663,538
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(b)	22,184	20,287,712
3.63%, 12/01/27 (Call 12/01/26)(a)	10,132	9,260,086
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(b)	24,016	21,105,789

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(b)	$23,807	$22,093,658
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(a)(b)	14,503	11,080,752
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(b)	16,871	11,681,212
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(b)	30,377	21,249,939
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(b)	21,671	19,723,549
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(b)	14,174	10,065,621
4.13%, 12/15/26	2,163	2,043,138
4.20%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.522%)(b)	21,703	19,896,115
4.25%, 10/01/27(a)	15,011	14,157,593
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(b)	17,852	13,216,873
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(b)	26,149	24,560,621
4.45%, 12/05/29 (Call 12/05/28), (3-mo. SOFR + 1.592%)(a)(b)	22,909	21,070,667
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(a)(b)	26,568	23,955,723
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(a)(b)	20,806	19,110,267
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(b)	18,243	16,020,351
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(b)	30,914	29,548,606
4.85%, 02/01/44(a)	9,457	7,899,191
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(b)	38,696	34,776,649
4.95%, 06/01/45	15,397	12,592,558
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(b)	22,211	21,384,764
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(a)(b)	40,526	37,484,272
5.40%, 01/06/42	13,034	11,699,613
5.50%, 10/15/40	13,221	12,007,587
5.60%, 07/15/41	17,282	15,885,129
5.63%, 08/16/43(a)	12,926	11,657,892
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(b)	20,112	19,973,491
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(b)	15,309	15,108,605
6.40%, 05/15/38	24,322	24,603,804
KeyBank NA, 5.00%, 01/26/33 (Call 10/26/32)(a)	5,269	4,244,157
KeyBank NA/Cleveland OH
4.90%, 08/08/32	4,103	3,048,536
5.85%, 11/15/27 (Call 10/16/27)(a)	10,800	9,950,580
KeyCorp
2.25%, 04/06/27(a)	8,600	7,131,395
2.55%, 10/01/29	4,349	3,253,109
4.10%, 04/30/28	7,830	6,679,849
4.79%, 06/01/33 (Call 06/01/32), (1-day SOFR + 2.060%)(b)	4,434	3,499,965
Lloyds Banking Group PLC
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(b)	19,291	17,113,694

Security	Par (000)	Value

Banks (continued)
3.75%, 01/11/27(a)	$3,726	$3,426,305
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(a)(b)	12,251	11,160,306
4.34%, 01/09/48(a)	14,776	9,621,666
4.38%, 03/22/28	15,555	14,279,394
4.55%, 08/16/28(a)	17,102	15,725,732
4.98%, 08/11/33 (Call 08/11/32), (1-year CMT + 2.300%)(a)(b)	5,013	4,351,966
5.30%, 12/01/45(a)	5,470	4,283,242
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(a)(b)	12,702	12,292,174
M&T Bank Corp., 5.05%, 01/27/34 (Call 01/27/33), (1-day SOFR + 1.850%)(b)	5,238	4,376,765
Manufacturers & Traders Trust Co., 4.70%, 01/27/28 (Call 12/27/27)	14,335	12,999,020
Mitsubishi UFJ Financial Group Inc.
2.05%, 07/17/30(a)	11,308	8,648,650
2.31%, 07/20/32 (Call 07/20/31), (1-year CMT + 0.950%)(b)	13,883	10,349,860
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(b)	19,885	17,577,040
2.49%, 10/13/32 (Call 10/13/31), (1-year CMT + 0.970%)(b)	3,827	2,882,418
2.56%, 02/25/30(a)	10,147	8,138,815
2.85%, 01/19/33 (Call 01/19/32), (1-year CMT + 1.100%)(b)	5,288	4,063,273
3.20%, 07/18/29	15,436	13,159,763
3.29%, 07/25/27(a)	15,074	13,742,289
3.68%, 02/22/27(a)	6,876	6,408,862
3.74%, 03/07/29	12,579	11,286,067
3.75%, 07/18/39(a)	8,313	6,207,350
3.96%, 03/02/28(a)	16,308	15,108,235
4.05%, 09/11/28(a)	12,762	11,742,162
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(b)	16,495	15,361,751
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(b)	14,698	14,083,460
5.13%, 07/20/33 (Call 07/20/32), (1-year CMT + 2.125%)(b)	11,601	10,609,958
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(b)	16,792	16,250,920
5.41%, 04/19/34 (Call 04/19/33), (1-year CMT + 1.970%)(a)(b)	6,050	5,624,666
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(a)(b)	15,654	15,162,070
5.44%, 02/22/34 (Call 02/22/33), (1-year CMT + 1.630%)(a)(b)	8,260	7,698,640
5.47%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.125%)(a)(b)	3,527	3,300,880
Mizuho Financial Group Inc.
1.98%, 09/08/31 (Call 09/08/30), (3-mo. SOFR + 1.532%)(b)	4,289	3,185,571
2.20%, 07/10/31 (Call 07/10/30), (3-mo. SOFR + 1.772%)(b)	9,646	7,327,667
2.56%, 09/13/31(a)	5,529	4,068,174
3.15%, 07/16/30 (Call 07/16/29), (3-mo. SOFR + 1.392%)(b)	7,578	6,355,473
3.17%, 09/11/27(a)	10,584	9,511,018
4.02%, 03/05/28(a)	18,226	16,766,764
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(b)	12,525	11,393,349

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(b)	$14,125	$13,686,886
5.67%, 05/27/29 (Call 05/27/28), (1-year CMT + 1.500%)(b)	16,241	15,803,947
5.67%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.400%)(b)	2,101	1,961,979
5.75%, 05/27/34 (Call 05/27/33), (1-year CMT + 1.800%)(b)	2,834	2,651,662
5.75%, 07/06/34 (Call 07/06/33), (1-year CMT + 1.900%)(b)	7,130	6,633,248
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(b)	20,473	19,991,315
Morgan Stanley
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(b)	32,476	23,516,226
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(b)	29,626	21,456,506
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(b)	37,133	27,364,555
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(b)	18,342	16,249,229
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(a)(b)	29,455	22,029,286
2.70%, 01/22/31 (Call 01/22/30), (1-day SOFR + 1.143%)(b)	31,700	25,461,868
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(a)(b)	18,964	10,493,460
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(b)	28,684	22,018,868
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(b)	12,765	8,435,734
3.59%, 07/22/28 (Call 07/22/27)(b)	24,649	22,351,873
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(b)	27,768	23,513,104
3.63%, 01/20/27(a)	8,909	8,281,872
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(b)	26,285	23,703,645
3.95%, 04/23/27	15,339	14,117,387
3.97%, 07/22/38 (Call 07/22/37)(b)	11,587	8,740,316
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(b)	22,015	20,534,458
4.30%, 01/27/45	18,457	13,847,327
4.38%, 01/22/47	19,745	14,715,064
4.43%, 01/23/30 (Call 01/23/29), (3-mo. SOFR + 1.890%)(b)	30,292	27,589,784
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(b)	2,762	2,214,556
4.89%, 07/20/33 (Call 07/20/32), (1-day SOFR + 2.076%)(b)	23,565	20,881,274
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(b)	21,531	20,492,090
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(b)	24,266	23,090,247
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(b)	34,345	30,948,152
5.42%, 07/21/34 (Call 07/21/33), (1-day SOFR + 1.880%)(b)	17,278	15,752,226
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(a)(b)	15,918	15,290,579
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(b)	19,779	17,634,802

Security	Par (000)	Value

Banks (continued)
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(b)	$17,791	$17,755,064
6.34%, 10/18/33 (Call 10/18/32), (1-day SOFR + 2.560%)(b)	32,403	31,769,000
6.38%, 07/24/42(a)	24,937	24,734,267
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(b)	6,565	6,560,045
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(b)	11,105	11,088,344
7.25%, 04/01/32(a)	14,928	15,930,166
National Australia Bank Ltd./New York
3.91%, 06/09/27	5,410	5,078,848
4.90%, 06/13/28(a)	4,386	4,223,925
4.94%, 01/12/28	4,285	4,147,067
NatWest Group PLC
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(a)(b)	13,846	12,244,335
4.45%, 05/08/30 (Call 05/08/29), (3-mo. LIBOR US + 1.871%)(b)	10,311	9,145,466
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(b)	22,701	20,991,515
5.08%, 01/27/30 (Call 01/27/29), (3-mo. LIBOR US + 1.905%)(b)	14,773	13,571,140
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(b)	12,044	11,519,007
5.81%, 09/13/29 (Call 09/13/28), (1-year CMT + 1.950%)(a)(b)	18,130	17,392,317
6.02%, 03/02/34 (Call 03/02/33), (1-year CMT + 2.100%)(a)(b)	2,111	1,965,488
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)(a)	5,208	4,036,462
4.00%, 05/10/27 (Call 04/10/27)(a)	12,574	11,814,256
6.13%, 11/02/32 (Call 08/02/32)(a)	6,139	5,913,795
PNC Bank NA
2.70%, 10/22/29	9,319	7,417,876
3.10%, 10/25/27 (Call 09/25/27)	5,556	4,945,573
4.05%, 07/26/28	12,342	10,997,891
PNC Financial Services Group Inc. (The)
2.31%, 04/23/32 (Call 04/23/31), (1-day SOFR + 0.979%)(a)(b)	2,003	1,499,713
2.55%, 01/22/30 (Call 10/24/29)	21,218	16,818,866
3.15%, 05/19/27 (Call 04/19/27)(a)	9,261	8,365,000
3.45%, 04/23/29 (Call 01/23/29)	16,956	14,644,404
5.07%, 01/24/34 (Call 01/24/33), (1-day SOFR + 1.933%)(a)(b)	7,018	6,180,868
5.35%, 12/02/28 (Call 12/02/27), (1-day SOFR + 1.620%)(a)(b)	10,937	10,448,209
5.58%, 06/12/29 (Call 06/12/28), (1-day SOFR + 1.841%)(a)(b)	24,889	23,821,165
5.94%, 08/18/34 (Call 08/18/33), (1-day SOFR + 1.946%)(b)	11,214	10,444,542
6.04%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.140%)(b)	8,794	8,271,505
6.88%, 10/20/34 (Call 10/20/33), (1-day SOFR + 2.284%)(b)	6,377	6,368,864
Royal Bank of Canada
1.40%, 11/02/26	1,142	1,001,419
2.30%, 11/03/31	11,241	8,452,636
3.63%, 05/04/27(a)	13,709	12,696,523
3.88%, 05/04/32	5,976	5,021,648
4.24%, 08/03/27	12,785	12,012,477

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.90%, 01/12/28(a)	$10,791	$10,363,659
5.00%, 02/01/33	14,129	12,774,056
5.00%, 05/02/33(a)	7,296	6,594,344
5.20%, 08/01/28(a)	14,650	14,142,127
6.00%, 11/01/27	16,516	16,519,931
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (1-day SOFR + 1.249%)(b)	7,999	6,879,246
4.40%, 07/13/27 (Call 04/14/27)(a)	8,393	7,712,900
6.50%, 03/09/29 (Call 03/09/28), (1-day SOFR + 2.356%)(b)	8,491	8,202,684
Santander UK Group Holdings PLC
2.47%, 01/11/28 (Call 01/11/27), (1-day SOFR + 1.220%)(b)	11,844	10,229,544
3.82%, 11/03/28 (Call 11/03/27), (3-mo. LIBOR US + 1.400%)(b)	3,000	2,650,478
6.53%, 01/10/29 (Call 01/10/28), (1-day SOFR + 2.600%)(b)	9,569	9,346,985
State Street Corp.
2.20%, 03/03/31(a)	3,293	2,460,462
2.40%, 01/24/30(a)	2,323	1,894,599
Sumitomo Mitsui Financial Group Inc.
1.90%, 09/17/28	20,239	16,544,854
2.13%, 07/08/30	17,152	13,147,852
2.14%, 09/23/30(a)	4,141	3,145,085
2.22%, 09/17/31(a)	1,376	1,021,701
2.75%, 01/15/30(a)	14,786	12,011,892
2.93%, 09/17/41(a)	1,560	978,130
3.04%, 07/16/29	26,375	22,256,908
3.35%, 10/18/27(a)	7,623	6,877,278
3.36%, 07/12/27(a)	13,132	11,943,231
3.45%, 01/11/27(a)	2,242	2,069,290
3.54%, 01/17/28	7,319	6,600,883
3.94%, 07/19/28	7,984	7,259,717
5.52%, 01/13/28	20,327	19,796,124
5.71%, 01/13/30	15,409	14,840,616
5.72%, 09/14/28	15,800	15,458,425
5.77%, 01/13/33	11,067	10,514,343
5.80%, 07/13/28(a)	8,915	8,758,239
5.81%, 09/14/33	16,375	15,503,879
6.18%, 07/13/43(a)	8,280	7,749,110
Toronto-Dominion Bank (The)
1.95%, 01/12/27(a)	3,281	2,898,845
2.00%, 09/10/31	1,663	1,227,297
2.80%, 03/10/27	11,784	10,618,407
3.20%, 03/10/32	8,370	6,656,431
4.11%, 06/08/27	11,451	10,739,145
4.46%, 06/08/32	13,812	12,055,390
4.69%, 09/15/27	18,445	17,555,001
5.16%, 01/10/28	21,044	20,280,644
5.52%, 07/17/28(a)	17,535	17,083,451
Truist Bank, 2.25%, 03/11/30 (Call 12/11/29)(a)	15,892	11,737,634
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	9,289	7,664,024
1.89%, 06/07/29 (Call 06/07/28), (1-day SOFR + 0.862%)(a)(b)	17,888	14,341,196
1.95%, 06/05/30 (Call 03/05/30)(a)	9,671	7,217,205
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(a)(b)	11,746	10,683,842
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(a)(b)	21,060	19,437,512

Security	Par (000)	Value

Banks (continued)
5.12%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.852%)(a)(b)	$7,785	$6,694,659
5.87%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.361%)(b)	10,120	9,217,580
6.12%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.300%)(b)	2,283	2,114,596
7.16%, 10/30/29 (Call 10/30/28), (1-day SOFR + 2.446%)(b)	2,330	2,359,719
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)(a)	9,405	6,677,338
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(b)	11,462	9,978,880
2.68%, 01/27/33 (Call 01/27/32), (1-day SOFR + 1.020%)(a)(b)	3,953	2,902,487
3.00%, 07/30/29 (Call 04/30/29)(a)	6,135	5,025,978
3.90%, 04/26/28 (Call 03/24/28)(a)	13,447	12,218,576
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(a)(b)	19,928	18,484,549
4.65%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.230%)(a)(b)	19,579	18,081,152
4.84%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.600%)(a)(b)	14,393	12,312,393
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(b)	21,515	20,679,581
5.84%, 06/12/34 (Call 06/10/33), (1-day SOFR + 2.260%)(b)	12,561	11,583,302
5.85%, 10/21/33 (Call 10/21/32), (1-day SOFR + 2.090%)(b)	10,442	9,615,887
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	13,298	12,000,756
UBS AG
4.50%, 06/26/48	2,500	2,021,970
5.65%, 09/11/28	20,362	19,940,578
UBS Group AG, 4.88%, 05/15/45	18,662	14,806,569
Wachovia Corp., 5.50%, 08/01/35	13,188	11,739,423
Wells Fargo & Co.
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(b)	23,470	20,442,485
2.57%, 02/11/31 (Call 02/11/30), (3-mo. SOFR + 1.262%)(b)	25,926	20,546,181
2.88%, 10/30/30 (Call 10/30/29), (3-mo. SOFR + 1.432%)(b)	30,413	24,863,513
3.07%, 04/30/41 (Call 04/30/40), (1-day SOFR + 2.530%)(b)	34,411	22,027,266
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(a)(b)	34,423	27,080,402
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(b)	28,281	25,785,219
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(b)	21,510	19,582,407
3.90%, 05/01/45(a)	19,868	13,810,287
4.15%, 01/24/29 (Call 10/24/28)	21,556	19,586,605
4.30%, 07/22/27(a)	18,226	16,995,816
4.40%, 06/14/46	17,968	12,562,237
4.48%, 04/04/31 (Call 04/04/30), (3-mo. SOFR + 4.032%)(b)	20,882	18,551,698
4.61%, 04/25/53 (Call 04/25/52), (1-day SOFR + 2.130%)(b)	32,142	23,673,203
4.65%, 11/04/44	17,739	13,102,277
4.75%, 12/07/46	17,951	13,197,861
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(a)(b)	21,265	20,104,125

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.90%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.100%)(b)	$36,895	$32,473,005
4.90%, 11/17/45	18,251	13,932,173
5.01%, 04/04/51 (Call 04/04/50), (3-mo. SOFR + 4.502%)(b)	51,128	40,584,599
5.38%, 11/02/43	18,046	14,820,815
5.39%, 04/24/34 (Call 04/24/33), (1-day SOFR + 2.020%)(b)	33,355	30,177,239
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(b)	37,486	34,299,544
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(b)	33,160	31,964,184
5.61%, 01/15/44	21,457	18,115,933
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(b)	15,048	14,902,260
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(b)	16,661	16,355,737
Wells Fargo Bank NA
5.85%, 02/01/37(a)	11,102	10,236,004
6.60%, 01/15/38(a)	13,621	13,323,686
Westpac Banking Corp.
1.95%, 11/20/28	19,737	16,488,217
2.15%, 06/03/31	10,154	7,883,489
2.65%, 01/16/30	8,524	7,143,455
2.96%, 11/16/40(a)	8,275	4,821,808
3.13%, 11/18/41	7,027	4,119,263
3.35%, 03/08/27(a)	6,188	5,735,702
3.40%, 01/25/28(a)	15,874	14,561,339
4.04%, 08/26/27(a)	11,126	10,565,374
4.42%, 07/24/39	6,772	4,963,317
5.46%, 11/18/27	13,968	13,865,105

		6,598,856,360

Beverages — 2.7%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	42,376	37,340,595
4.90%, 02/01/46 (Call 08/01/45)	87,578	72,978,415
Anheuser-Busch InBev Finance Inc.
4.63%, 02/01/44	9,835	7,982,955
4.90%, 02/01/46 (Call 08/01/45)(a)	15,040	12,507,971
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(a)	15,421	13,556,775
4.00%, 04/13/28 (Call 01/13/28)	16,818	15,809,423
4.35%, 06/01/40 (Call 12/01/39)	10,867	8,776,748
4.38%, 04/15/38 (Call 10/15/37)	7,711	6,384,857
4.44%, 10/06/48 (Call 04/06/48)	18,180	14,057,021
4.50%, 06/01/50 (Call 12/01/49)	17,344	13,891,259
4.60%, 04/15/48 (Call 10/15/47)	23,748	19,264,437
4.75%, 01/23/29 (Call 10/23/28)	37,072	35,728,399
4.75%, 04/15/58 (Call 10/15/57)	8,021	6,439,240
4.90%, 01/23/31 (Call 10/23/30)(a)	5,628	5,384,256
4.95%, 01/15/42	14,551	12,528,164
5.45%, 01/23/39 (Call 07/23/38)	19,771	18,173,472
5.55%, 01/23/49 (Call 07/23/48)	37,219	33,747,156
5.80%, 01/23/59 (Call 07/23/58)	17,917	16,507,176
8.20%, 01/15/39	12,273	14,358,602
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	16,951	14,231,417
1.38%, 03/15/31(a)	11,284	8,463,776
1.45%, 06/01/27(a)	12,777	11,220,589

Security	Par (000)	Value

Beverages (continued)
1.50%, 03/05/28(a)	$8,747	$7,500,810
1.65%, 06/01/30	19,776	15,723,182
2.00%, 03/05/31	6,804	5,354,826
2.13%, 09/06/29	13,284	11,190,806
2.25%, 01/05/32(a)	19,457	15,405,946
2.50%, 06/01/40	3,747	2,420,906
2.50%, 03/15/51(a)	13,366	7,370,951
2.60%, 06/01/50(a)	10,116	5,755,357
2.75%, 06/01/60(a)	8,380	4,688,591
2.88%, 05/05/41	2,114	1,423,727
3.00%, 03/05/51(a)	12,069	7,506,015
3.38%, 03/25/27(a)	10,022	9,459,341
3.45%, 03/25/30	12,094	10,771,109
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	9,460	7,190,632
3.15%, 08/01/29 (Call 05/01/29)	6,243	5,394,028
4.90%, 05/01/33 (Call 02/01/33)(a)	7,856	7,093,655
Diageo Capital PLC
2.00%, 04/29/30 (Call 01/29/30)	7,719	6,139,485
2.13%, 04/29/32 (Call 01/29/32)	7,075	5,328,763
2.38%, 10/24/29 (Call 07/24/29)	10,555	8,804,607
5.30%, 10/24/27 (Call 09/24/27)	3,512	3,483,273
5.50%, 01/24/33 (Call 10/24/32)	7,055	6,874,458
5.63%, 10/05/33 (Call 07/05/33)(a)	7,675	7,526,814
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (Call 02/01/30)(a)	6,552	5,524,566
3.80%, 05/01/50 (Call 11/01/49)(a)	5,998	3,974,687
3.95%, 04/15/29 (Call 02/15/29)(a)	18,531	16,859,921
4.05%, 04/15/32 (Call 01/15/32)(a)	11,916	10,258,656
4.50%, 04/15/52 (Call 10/15/51)(a)	9,501	7,033,126
4.60%, 05/25/28 (Call 02/25/28)(a)	11,241	10,702,300
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)(a)	9,337	6,627,922
5.00%, 05/01/42	17,737	14,579,667
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)(a)	11,245	8,452,164
1.63%, 05/01/30 (Call 02/01/30)	13,362	10,512,452
1.95%, 10/21/31 (Call 07/21/31)	15,126	11,618,486
2.63%, 07/29/29 (Call 04/29/29)	11,167	9,659,721
2.63%, 10/21/41 (Call 04/21/41)	5,599	3,585,378
2.75%, 03/19/30 (Call 12/19/29)	15,858	13,512,762
2.75%, 10/21/51 (Call 04/21/51)(a)	9,229	5,332,530
2.88%, 10/15/49 (Call 04/15/49)	7,562	4,588,076
3.00%, 10/15/27 (Call 07/15/27)(a)	19,476	17,958,720
3.45%, 10/06/46 (Call 04/06/46)(a)	5,547	3,847,304
3.60%, 02/18/28 (Call 01/18/28)	3,078	2,884,021
3.63%, 03/19/50 (Call 09/19/49)(a)	7,288	5,092,763
3.90%, 07/18/32 (Call 04/18/32)(a)	14,308	12,693,664
4.45%, 02/15/33 (Call 11/15/32)(a)	4,994	4,664,549
4.45%, 04/14/46 (Call 10/14/45)	6,319	5,161,411

		756,864,831

Biotechnology — 2.0%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	11,111	9,225,252
2.00%, 01/15/32 (Call 10/15/31)(a)	10,800	7,987,064
2.20%, 02/21/27 (Call 12/21/26)	8,970	8,040,238
2.30%, 02/25/31 (Call 11/25/30)(a)	12,807	10,012,939
2.45%, 02/21/30 (Call 11/21/29)	9,764	7,970,223
2.77%, 09/01/53 (Call 03/01/53)	9,176	4,792,412
2.80%, 08/15/41 (Call 02/15/41)	10,885	6,725,305
3.00%, 02/22/29 (Call 12/22/28)	6,567	5,769,654

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
3.00%, 01/15/52 (Call 07/15/51)(a)	$13,474	$7,633,272
3.15%, 02/21/40 (Call 08/21/39)	18,662	12,464,673
3.20%, 11/02/27 (Call 08/02/27)	7,297	6,657,001
3.35%, 02/22/32 (Call 11/22/31)	9,638	7,920,556
3.38%, 02/21/50 (Call 08/21/49)(a)	21,145	13,021,247
4.05%, 08/18/29 (Call 06/18/29)(a)	11,003	10,043,455
4.20%, 03/01/33 (Call 12/01/32)	5,937	5,115,505
4.20%, 02/22/52 (Call 08/22/51)	9,595	6,734,335
4.40%, 05/01/45 (Call 11/01/44)	20,773	15,612,332
4.40%, 02/22/62 (Call 08/22/61)	9,300	6,442,520
4.56%, 06/15/48 (Call 12/15/47)	13,356	10,093,374
4.66%, 06/15/51 (Call 12/15/50)	32,336	24,608,145
4.88%, 03/01/53 (Call 09/01/52)	11,002	8,598,714
5.15%, 03/02/28 (Call 02/02/28)(a)	33,523	32,707,610
5.25%, 03/02/30 (Call 01/02/30)	25,839	24,829,470
5.25%, 03/02/33 (Call 12/02/32)	37,779	35,224,501
5.60%, 03/02/43 (Call 09/02/42)	25,278	22,565,956
5.65%, 03/02/53 (Call 09/02/52)	37,987	33,479,398
5.75%, 03/02/63 (Call 09/02/62)	26,255	22,697,350
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	17,514	13,751,303
3.15%, 05/01/50 (Call 11/01/49)	13,442	7,757,748
5.20%, 09/15/45 (Call 03/15/45)	7,353	6,116,805
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	5,718	4,828,479
1.65%, 10/01/30 (Call 07/01/30)(a)	7,206	5,499,485
2.60%, 10/01/40 (Call 04/01/40)(a)	10,107	6,321,266
2.80%, 10/01/50 (Call 04/01/50)(a)	13,014	7,350,700
2.95%, 03/01/27 (Call 12/01/26)	7,199	6,601,478
4.00%, 09/01/36 (Call 03/01/36)(a)	1,997	1,628,865
4.15%, 03/01/47 (Call 09/01/46)(a)	16,644	12,291,957
4.50%, 02/01/45 (Call 08/01/44)	16,040	12,550,644
4.60%, 09/01/35 (Call 03/01/35)	2,746	2,408,885
4.75%, 03/01/46 (Call 09/01/45)	19,938	16,116,811
4.80%, 04/01/44 (Call 10/01/43)	15,291	12,583,814
5.25%, 10/15/33 (Call 07/15/33)	11,821	11,204,319
5.55%, 10/15/53 (Call 04/15/53)	13,701	12,385,988
5.65%, 12/01/41 (Call 06/01/41)	13,989	12,945,973
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	13,382	10,091,262
2.80%, 09/15/50 (Call 03/15/50)	5,186	2,793,404
Royalty Pharma PLC
1.75%, 09/02/27 (Call 07/02/27)(a)	10,621	9,043,725
2.20%, 09/02/30 (Call 06/02/30)(a)	11,660	8,909,158
3.30%, 09/02/40 (Call 03/02/40)(a)	6,680	4,227,747
3.55%, 09/02/50 (Call 03/02/50)(a)	8,619	5,018,601

		559,400,918

Building Materials — 0.3%
Carrier Global Corp.
2.49%, 02/15/27 (Call 12/15/26)	7,622	6,819,808
2.70%, 02/15/31 (Call 11/15/30)	7,483	5,912,947
2.72%, 02/15/30 (Call 11/15/29)	23,877	19,461,154
3.38%, 04/05/40 (Call 10/05/39)(a)	11,777	7,953,010
3.58%, 04/05/50 (Call 10/05/49)	15,272	9,593,408
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	7,236	5,549,100
3.20%, 07/15/51 (Call 01/15/51)(a)	3,482	2,064,054
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	9,201	8,395,575

Security	Par (000)	Value

Building Materials (continued)
Vulcan Materials Co., 3.50%, 06/01/30 (Call 03/01/30)	$7,610	$6,492,209

		72,241,265

Chemicals — 1.1%
Air Products and Chemicals Inc.
2.05%, 05/15/30 (Call 02/15/30)(a)	11,390	9,169,538
2.70%, 05/15/40 (Call 11/15/39)(a)	3,890	2,525,096
2.80%, 05/15/50 (Call 11/15/49)(a)	8,185	4,807,576
Celanese U.S. Holdings LLC
6.17%, 07/15/27 (Call 06/15/27)	18,729	18,276,801
6.33%, 07/15/29 (Call 05/15/29)	4,872	4,697,136
6.35%, 11/15/28 (Call 10/15/28)(a)	11,373	11,101,300
6.38%, 07/15/32 (Call 04/15/32)(a)	6,244	5,868,684
6.55%, 11/15/30 (Call 09/15/30)	13,875	13,361,145
6.70%, 11/15/33 (Call 08/15/33)(a)	9,338	8,875,312
CF Industries Inc.
4.95%, 06/01/43	10,723	8,277,808
5.15%, 03/15/34	10,418	9,245,797
5.38%, 03/15/44	1,594	1,296,638
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)(a)	8,031	6,229,062
3.60%, 11/15/50 (Call 05/15/50)(a)	3,755	2,365,605
4.38%, 11/15/42 (Call 05/15/42)	18,642	13,863,416
5.25%, 11/15/41 (Call 05/15/41)(a)	11,679	9,816,995
5.55%, 11/30/48 (Call 05/30/48)	3,816	3,223,800
6.90%, 05/15/53 (Call 11/15/52)(a)	6,208	6,205,661
7.38%, 11/01/29	12,661	13,427,072
DuPont de Nemours Inc.
4.73%, 11/15/28 (Call 08/15/28)(a)	24,950	23,854,598
5.32%, 11/15/38 (Call 05/15/38)	11,012	9,853,633
5.42%, 11/15/48 (Call 05/15/48)(a)	19,242	16,696,759
Eastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)(a)	7,502	5,482,447
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	624	578,645
2.70%, 12/15/51 (Call 06/15/51)(a)	4,766	2,615,686
International Flavors & Fragrances Inc., 5.00%, 09/26/48 (Call 03/26/48)(a)	1,972	1,418,680
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	7,236	5,514,167
5.25%, 07/15/43	7,808	6,288,661
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	5,921	3,838,069
3.63%, 04/01/51 (Call 10/01/50)(a)	8,680	5,227,699
4.20%, 10/15/49 (Call 04/15/49)	7,946	5,269,094
4.20%, 05/01/50 (Call 11/01/49)	8,560	5,683,389
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	12,521	8,750,521
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)(a)	10,735	9,865,345
4.90%, 03/27/28 (Call 02/27/28)(a)	10,235	9,799,132
5.00%, 04/01/49 (Call 10/01/48)	3,866	3,018,670
5.80%, 03/27/53 (Call 09/27/52)(a)	5,428	4,746,133
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)(a)	11,565	9,859,130
3.45%, 06/01/27 (Call 03/01/27)	16,254	15,051,069
4.50%, 06/01/47 (Call 12/01/46)(a)	9,518	7,172,912

		313,218,881

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services — 0.8%
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	$10,557	$8,033,015
1.70%, 05/15/28 (Call 03/15/28)	2,498	2,143,618
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	12,810	9,509,133
5.10%, 12/15/27 (Call 11/15/27)	830	799,249
Global Payments Inc.
2.15%, 01/15/27 (Call 12/15/26)	1,813	1,593,126
2.90%, 05/15/30 (Call 02/15/30)(a)	15,056	12,069,090
2.90%, 11/15/31 (Call 08/15/31)(a)	10,106	7,729,644
3.20%, 08/15/29 (Call 05/15/29)	19,711	16,543,521
4.15%, 08/15/49 (Call 02/15/49)(a)	2,658	1,733,669
5.40%, 08/15/32 (Call 05/15/32)(a)	12,558	11,366,118
5.95%, 08/15/52 (Call 02/15/52)(a)	6,817	5,744,583
Massachusetts Institute of Technology, 5.60%, 07/01/2111(a)	9,950	9,272,154
PayPal Holdings Inc.
2.30%, 06/01/30 (Call 03/01/30)(a)	14,358	11,495,883
2.85%, 10/01/29 (Call 07/01/29)(a)	21,733	18,518,824
3.25%, 06/01/50 (Call 12/01/49)(a)	4,344	2,672,460
4.40%, 06/01/32 (Call 03/01/32)(a)	12,060	10,798,927
5.05%, 06/01/52 (Call 12/01/51)(a)	5,204	4,395,689
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	18,501	14,569,506
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)(a)	8,013	6,697,656
4.00%, 03/18/29 (Call 12/18/28)(a)	9,300	8,561,994
S&P Global Inc.
2.45%, 03/01/27 (Call 02/01/27)(a)	7,725	6,996,079
2.70%, 03/01/29 (Call 01/01/29)(a)	17,040	14,776,735
2.90%, 03/01/32 (Call 12/01/31)(a)	10,679	8,563,602
3.70%, 03/01/52 (Call 09/01/51)	2,698	1,820,803
4.25%, 05/01/29 (Call 02/01/29)(a)	13,669	12,729,802
5.25%, 09/15/33 (Call 06/15/33)(a)(c)	11,238	10,588,382

		219,723,262

Computers — 2.6%
Apple Inc.
1.25%, 08/20/30 (Call 05/20/30)	10,759	8,271,052
1.40%, 08/05/28 (Call 06/05/28)	19,861	16,717,945
1.65%, 05/11/30 (Call 02/11/30)	17,589	14,035,107
1.65%, 02/08/31 (Call 11/08/30)	24,801	19,308,965
1.70%, 08/05/31 (Call 05/05/31)(a)	10,183	7,846,317
2.20%, 09/11/29 (Call 06/11/29)	17,473	14,803,262
2.38%, 02/08/41 (Call 08/08/40)	16,981	10,849,076
2.40%, 08/20/50 (Call 02/20/50)(a)	14,926	8,297,899
2.55%, 08/20/60 (Call 02/20/60)(a)	19,433	10,576,325
2.65%, 05/11/50 (Call 11/11/49)	23,474	13,596,993
2.65%, 02/08/51 (Call 08/08/50)	28,761	16,526,091
2.70%, 08/05/51 (Call 02/05/51)(a)	19,578	11,308,306
2.80%, 02/08/61 (Call 08/08/60)	14,486	8,010,170
2.85%, 08/05/61 (Call 02/05/61)	9,884	5,495,647
2.90%, 09/12/27 (Call 06/12/27)(a)	16,612	15,283,804
2.95%, 09/11/49 (Call 03/11/49)	15,421	9,594,664
3.00%, 06/20/27 (Call 03/20/27)(a)	9,827	9,115,549
3.00%, 11/13/27 (Call 08/13/27)(a)	12,578	11,565,988
3.20%, 05/11/27 (Call 02/11/27)(a)	16,395	15,327,226
3.25%, 08/08/29 (Call 06/08/29)(a)	8,951	8,071,843
3.35%, 02/09/27 (Call 11/09/26)	5,996	5,654,780
3.35%, 08/08/32 (Call 05/08/32)	13,551	11,647,685
3.45%, 02/09/45	17,617	12,626,763
3.75%, 09/12/47 (Call 03/12/47)	11,366	8,372,883

Security	Par (000)	Value

Computers (continued)
3.75%, 11/13/47 (Call 05/13/47)	$13,599	$9,943,432
3.85%, 05/04/43	30,813	23,856,888
3.85%, 08/04/46 (Call 02/04/46)	18,314	13,750,102
3.95%, 08/08/52 (Call 02/08/52)(a)	18,022	13,389,533
4.00%, 05/10/28 (Call 04/10/28)(a)	12,066	11,491,411
4.10%, 08/08/62 (Call 02/08/62)	9,661	7,087,288
4.25%, 02/09/47 (Call 08/09/46)(a)	11,682	9,428,286
4.30%, 05/10/33 (Call 02/10/33)(a)	6,015	5,565,553
4.38%, 05/13/45	20,794	17,080,483
4.45%, 05/06/44(a)	11,939	10,079,869
4.50%, 02/23/36 (Call 08/23/35)(a)	5,020	4,642,346
4.65%, 02/23/46 (Call 08/23/45)	35,892	30,622,599
4.85%, 05/10/53 (Call 11/10/52)	12,973	11,272,410
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)	10,448	6,715,524
3.45%, 12/15/51 (Call 06/15/51)(a)	11,755	6,993,417
5.25%, 02/01/28 (Call 01/01/28)(a)	14,849	14,506,713
5.30%, 10/01/29 (Call 07/01/29)(a)	23,338	22,271,246
5.75%, 02/01/33 (Call 11/01/32)(a)	12,756	12,058,533
6.20%, 07/15/30 (Call 04/15/30)(a)	12,611	12,504,428
8.10%, 07/15/36 (Call 01/15/36)	5,448	5,906,835
8.35%, 07/15/46 (Call 01/15/46)	5,327	5,957,747
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)(a)	2,061	2,001,743
6.35%, 10/15/45 (Call 04/15/45)(a)	13,027	11,944,271
HP Inc.
2.65%, 06/17/31 (Call 03/17/31)(a)	8,565	6,551,788
3.00%, 06/17/27 (Call 04/17/27)	2,347	2,114,648
4.00%, 04/15/29 (Call 02/15/29)(a)	10,710	9,677,901
4.75%, 01/15/28 (Call 12/15/27)	3,714	3,538,684
5.50%, 01/15/33 (Call 10/15/32)(a)	11,164	10,252,600
6.00%, 09/15/41(a)	16,917	15,339,217
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)(a)	6,790	5,928,232
1.95%, 05/15/30 (Call 02/15/30)(a)	14,811	11,682,361
2.95%, 05/15/50 (Call 11/15/49)(a)	6,171	3,502,417
3.50%, 05/15/29(a)	30,285	27,003,590
4.00%, 06/20/42(a)	14,802	11,016,122
4.15%, 07/27/27 (Call 06/27/27)(a)	1,958	1,857,154
4.15%, 05/15/39	16,019	12,559,130
4.25%, 05/15/49	25,867	18,926,279
4.40%, 07/27/32 (Call 04/27/32)	5,943	5,335,734
4.50%, 02/06/28 (Call 01/06/28)(a)	4,480	4,284,363
4.75%, 02/06/33 (Call 11/06/32)(a)	7,619	6,993,444
4.90%, 07/27/52 (Call 01/27/52)(a)	7,389	5,933,841
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)(a)	10,887	8,194,331
4.38%, 05/15/30 (Call 02/15/30)	6,314	5,560,249
5.75%, 03/15/33 (Call 12/15/32)	1,502	1,397,541

		719,624,623

Cosmetics & Personal Care — 0.7%
GSK Consumer Healthcare Capital U.S. LLC
3.38%, 03/24/27 (Call 02/24/27)(a)	14,336	13,226,379
3.38%, 03/24/29 (Call 01/24/29)	11,084	9,797,971
3.63%, 03/24/32 (Call 12/24/31)	22,016	18,340,728
4.00%, 03/24/52 (Call 09/24/51)(a)	3,518	2,463,056
Kenvue Inc.
4.90%, 03/22/33 (Call 12/22/32)(a)	12,783	11,956,942
5.00%, 03/22/30 (Call 01/22/30)(a)	11,325	10,939,196
5.05%, 03/22/28 (Call 02/22/28)	12,767	12,523,758
5.05%, 03/22/53 (Call 09/22/52)(a)	19,547	16,708,465

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
5.10%, 03/22/43 (Call 09/22/42)(a)	$4,985	$4,410,345
5.20%, 03/22/63 (Call 09/22/62)	9,050	7,685,730
Procter & Gamble Co. (The)
1.20%, 10/29/30	10,706	8,118,739
1.90%, 02/01/27(a)	5,486	4,959,135
1.95%, 04/23/31(a)	7,617	6,046,588
2.30%, 02/01/32(a)	6,946	5,562,699
2.45%, 11/03/26	1,200	1,110,408
2.85%, 08/11/27(a)	8,283	7,617,533
3.00%, 03/25/30	11,787	10,263,544
4.05%, 01/26/33(a)	8,023	7,296,394
Unilever Capital Corp.
1.75%, 08/12/31 (Call 05/12/31)	1,756	1,330,654
2.13%, 09/06/29 (Call 06/06/29)(a)	6,229	5,184,656
2.90%, 05/05/27 (Call 02/05/27)	5,314	4,883,419
3.50%, 03/22/28 (Call 12/22/27)(a)	9,600	8,872,596
5.00%, 12/08/33 (Call 09/08/33)	10,174	9,580,237
5.90%, 11/15/32(a)	15,415	15,588,561

		204,467,733

Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/28 (Call 08/29/28)	29,190	24,586,763
3.30%, 01/30/32 (Call 10/30/31)	29,148	22,596,264
3.40%, 10/29/33 (Call 07/29/33)	21,440	16,022,193
3.65%, 07/21/27 (Call 04/21/27)	12,150	10,913,515
3.85%, 10/29/41 (Call 04/29/41)(a)	17,421	11,665,119
5.75%, 06/06/28 (Call 05/06/28)(a)	12,178	11,696,553
6.10%, 01/15/27 (Call 12/15/26)	3,305	3,252,022
6.15%, 09/30/30 (Call 07/30/30)	6,544	6,258,616
Air Lease Corp.
2.20%, 01/15/27 (Call 12/15/26)	1,485	1,303,386
2.88%, 01/15/32 (Call 10/15/31)(a)	5,155	3,925,251
3.13%, 12/01/30 (Call 09/01/30)	5,214	4,156,992
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)(a)	1,262	968,938
4.75%, 06/09/27 (Call 05/09/27)(a)	3,837	3,478,010
7.10%, 11/15/27 (Call 10/15/27)(a)	970	950,668
8.00%, 11/01/31(a)	24,729	24,125,259
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	1,227	1,080,446
2.55%, 03/04/27 (Call 02/01/27)	5,344	4,785,475
3.30%, 05/03/27 (Call 04/03/27)(a)	10,952	10,021,781
4.05%, 05/03/29 (Call 03/03/29)(a)	5,487	5,018,736
4.05%, 12/03/42	20,925	15,769,197
5.85%, 11/05/27 (Call 10/05/27)	7,525	7,540,555
6.49%, 10/30/31 (Call 10/30/30), (1-day SOFR + 1.940%)(a)(b)	6,135	6,145,568
Ameriprise Financial Inc., 5.15%, 05/15/33 (Call 02/15/33)	4,292	3,967,128
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)(a)	7,134	4,149,575
3.90%, 01/25/28 (Call 10/25/27)(a)	13,555	12,355,388
4.35%, 04/15/30 (Call 01/15/30)	8,876	7,849,532
4.70%, 09/20/47 (Call 03/20/47)(a)	9,318	6,863,911
4.85%, 03/29/29 (Call 12/29/28)	13,920	12,951,367
Capital One Financial Corp.
3.65%, 05/11/27 (Call 04/11/27)	4,898	4,417,096
3.75%, 03/09/27 (Call 02/09/27)(a)	4,059	3,662,255
3.80%, 01/31/28 (Call 12/31/27)	10,383	9,152,120

Security	Par (000)	Value

Diversified Financial Services (continued)
7.62%, 10/30/31 (Call 10/30/30), (1-day SOFR + 3.070%)(b)	$1,430	$1,430,147
Charles Schwab Corp. (The)
1.65%, 03/11/31 (Call 12/11/30)(a)	6,270	4,470,484
1.95%, 12/01/31 (Call 09/01/31)(a)	5,925	4,208,718
2.00%, 03/20/28 (Call 01/20/28)(a)	13,787	11,497,357
2.30%, 05/13/31 (Call 02/13/31)	5,374	4,005,312
2.45%, 03/03/27 (Call 02/03/27)(a)	12,965	11,430,569
2.90%, 03/03/32 (Call 12/03/31)(a)	6,592	5,037,232
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	1,608	1,278,968
5.30%, 09/15/43 (Call 03/15/43)(a)	10,298	9,530,512
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)	3,982	3,570,683
6.70%, 11/29/32 (Call 08/29/32)	4,469	4,140,957
7.96%, 11/02/34 (Call 11/02/33), (1-day SOFR + 3.370%)(b)	6,525	6,518,801
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	10,908	7,759,432
2.10%, 06/15/30 (Call 03/15/30)(a)	13,879	10,891,384
2.65%, 09/15/40 (Call 03/15/40)(a)	6,625	4,148,067
3.00%, 06/15/50 (Call 12/15/49)(a)	14,538	8,509,735
3.00%, 09/15/60 (Call 03/15/60)(a)	14,838	7,917,727
4.00%, 09/15/27 (Call 08/15/27)(a)	17,937	16,777,653
4.25%, 09/21/48 (Call 03/21/48)(a)	10,881	8,048,671
4.35%, 06/15/29 (Call 04/15/29)	15,295	14,123,464
4.60%, 03/15/33 (Call 12/15/32)(a)	11,799	10,548,514
4.95%, 06/15/52 (Call 12/15/51)(a)	16,466	13,471,543
5.20%, 06/15/62 (Call 12/15/61)(a)	10,659	8,825,392
Jefferies Financial Group Inc.
2.63%, 10/15/31 (Call 07/15/31)(a)	6,353	4,682,573
4.15%, 01/23/30	15,069	12,879,928
4.85%, 01/15/27(a)	1,908	1,810,758
5.88%, 07/21/28 (Call 06/21/28)	15,895	15,323,713
Mastercard Inc.
2.00%, 11/18/31 (Call 08/18/31)	9,125	6,951,143
2.95%, 11/21/26 (Call 08/21/26)	2,857	2,662,909
2.95%, 06/01/29 (Call 03/01/29)	14,752	12,951,039
3.30%, 03/26/27 (Call 01/26/27)(a)	8,266	7,716,509
3.35%, 03/26/30 (Call 12/26/29)(a)	17,917	15,739,579
3.65%, 06/01/49 (Call 12/01/48)	1,592	1,125,697
3.85%, 03/26/50 (Call 09/26/49)	6,465	4,716,509
4.85%, 03/09/33 (Call 12/09/32)	7,189	6,764,760
4.88%, 03/09/28 (Call 02/09/28)(a)	10,294	10,128,313
Nasdaq Inc.
5.35%, 06/28/28 (Call 05/28/28)	11,625	11,319,108
5.55%, 02/15/34 (Call 11/15/33)	14,305	13,319,969
5.95%, 08/15/53 (Call 02/15/53)(a)	8,026	7,164,097
6.10%, 06/28/63 (Call 12/28/62)(a)	7,682	6,773,217
Nomura Holdings Inc.
2.17%, 07/14/28	14,441	11,876,384
2.33%, 01/22/27	4,962	4,344,417
2.61%, 07/14/31	5,319	3,957,923
2.68%, 07/16/30	11,130	8,583,926
3.00%, 01/22/32	12,495	9,443,065
3.10%, 01/16/30(a)	16,009	13,039,098
6.07%, 07/12/28	10,781	10,556,328
6.18%, 01/18/33(a)	3,230	3,097,959
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	7,273	4,652,883
4.95%, 07/15/46	8,475	6,708,909

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	$3,300	$2,232,603
3.95%, 12/01/27 (Call 09/01/27)(a)	7,154	6,130,776
Visa Inc.
1.10%, 02/15/31 (Call 11/15/30)(a)	11,106	8,207,822
1.90%, 04/15/27 (Call 02/15/27)(a)	12,521	11,149,243
2.00%, 08/15/50 (Call 02/15/50)(a)	11,894	6,076,360
2.05%, 04/15/30 (Call 01/15/30)	20,381	16,457,276
2.70%, 04/15/40 (Call 10/15/39)	5,887	3,922,166
2.75%, 09/15/27 (Call 06/15/27)	7,604	6,906,943
3.65%, 09/15/47 (Call 03/15/47)	7,438	5,359,355
4.15%, 12/14/35 (Call 06/14/35)	9,958	8,676,612
4.30%, 12/14/45 (Call 06/14/45)	31,594	25,284,498

		758,465,368

Electric — 3.4%
AES Corp. (The)
2.45%, 01/15/31 (Call 10/15/30)(a)	16,741	12,575,903
5.45%, 06/01/28 (Call 05/01/28)(a)	13,028	12,424,981
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	660	553,579
American Electric Power Co. Inc., 5.63%, 03/01/33 (Call 12/01/32)	5,483	5,141,278
Avangrid Inc., 3.80%, 06/01/29 (Call 03/01/29)	12,223	10,741,189
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	12,792	7,025,091
3.70%, 07/15/30 (Call 04/15/30)	3,519	3,063,731
3.80%, 07/15/48 (Call 01/15/48)	6,366	4,202,572
4.25%, 10/15/50 (Call 04/15/50)	7,529	5,294,830
4.45%, 01/15/49 (Call 07/15/48)	7,101	5,193,342
4.50%, 02/01/45 (Call 08/01/44)	6,114	4,680,878
4.60%, 05/01/53 (Call 11/01/52)(a)	8,771	6,488,847
5.15%, 11/15/43 (Call 05/15/43)	5,484	4,620,136
6.13%, 04/01/36	19,785	19,273,091
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	5,495	3,917,109
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)(a)	3,682	2,635,747
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)(a)	2,113	1,660,394
3.60%, 06/15/61 (Call 12/15/60)(a)	15,462	9,408,094
4.45%, 03/15/44 (Call 09/15/43)	618	470,021
4.63%, 12/01/54 (Call 06/01/54)	2,040	1,520,358
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	13,518	9,342,367
Constellation Energy Generation LLC
5.60%, 03/01/28 (Call 02/01/28)	2,551	2,504,409
5.60%, 06/15/42 (Call 12/15/41)(a)	10,817	9,303,387
6.25%, 10/01/39	9,658	8,955,165
6.50%, 10/01/53 (Call 04/01/53)	4,387	4,124,008
Dominion Energy Inc.
5.38%, 11/15/32 (Call 08/15/32)(a)	4,257	3,942,589
Series C, 2.25%, 08/15/31 (Call 05/15/31)	19,766	14,746,503
Series C, 3.38%, 04/01/30 (Call 01/01/30)(a)	13,697	11,519,030
DTE Energy Co., 4.88%, 06/01/28 (Call 05/01/28)(a)	3,361	3,197,945
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)(a)	6,638	3,964,030
4.95%, 01/15/33 (Call 10/15/32)	8,771	8,102,313
5.30%, 02/15/40	8,210	7,282,072
5.35%, 01/15/53 (Call 07/15/52)	8,428	7,235,023
Duke Energy Corp.
2.45%, 06/01/30 (Call 03/01/30)(a)	3,020	2,402,230

Security	Par (000)	Value

Electric (continued)
2.55%, 06/15/31 (Call 03/15/31)	$6,931	$5,354,713
3.15%, 08/15/27 (Call 05/15/27)	3,334	3,018,630
3.30%, 06/15/41 (Call 12/15/40)(a)	7,136	4,657,071
3.50%, 06/15/51 (Call 12/15/50)(a)	7,030	4,268,369
3.75%, 09/01/46 (Call 03/01/46)	14,073	9,175,524
4.30%, 03/15/28 (Call 02/15/28)(a)	6,716	6,305,229
4.50%, 08/15/32 (Call 05/15/32)	8,168	7,134,635
5.00%, 08/15/52 (Call 02/15/52)(a)	10,691	8,306,338
6.10%, 09/15/53 (Call 03/15/53)	9,596	8,741,612
Duke Energy Florida LLC, 6.40%, 06/15/38	12,845	12,746,189
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)(a)	9,869	6,884,330
Entergy Louisiana LLC, 4.20%, 09/01/48 (Call 03/01/48)(a)	6,114	4,373,803
Eversource Energy
5.13%, 05/15/33 (Call 02/15/33)	2,635	2,381,106
5.45%, 03/01/28 (Call 02/01/28)(a)	16,793	16,394,455
Exelon Corp.
4.05%, 04/15/30 (Call 01/15/30)	10,380	9,172,090
4.45%, 04/15/46 (Call 10/15/45)(a)	4,889	3,598,535
4.70%, 04/15/50 (Call 10/15/49)	6,534	4,923,596
5.15%, 03/15/28 (Call 02/15/28)(a)	12,353	11,981,101
5.30%, 03/15/33 (Call 12/15/32)	2,843	2,635,871
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)	12,022	9,378,592
2.88%, 12/04/51 (Call 06/04/51)(a)	10,321	5,838,171
3.15%, 10/01/49 (Call 04/01/49)(a)	8,766	5,337,291
3.95%, 03/01/48 (Call 09/01/47)(a)	9,205	6,570,662
4.40%, 05/15/28 (Call 03/15/28)	9,492	9,037,253
4.80%, 05/15/33 (Call 02/15/33)(a)	6,144	5,633,220
5.05%, 04/01/28 (Call 03/01/28)(a)	11,875	11,618,137
5.10%, 04/01/33 (Call 01/01/33)	5,102	4,779,427
5.30%, 04/01/53 (Call 10/01/52)(a)	7,109	6,199,458
Georgia Power Co.
4.30%, 03/15/42(a)	14,644	11,194,339
4.65%, 05/16/28 (Call 03/16/28)(a)	4,992	4,754,771
4.95%, 05/17/33 (Call 11/17/32)(a)	7,581	6,911,267
5.13%, 05/15/52 (Call 11/15/51)(a)	4,848	4,028,026
Series A, 3.25%, 03/15/51 (Call 09/15/50)(a)	4,281	2,553,485
MidAmerican Energy Co.
3.65%, 04/15/29 (Call 01/15/29)	13,447	12,129,129
4.25%, 07/15/49 (Call 01/15/49)	12,240	9,058,132
5.85%, 09/15/54 (Call 03/15/54)(a)	9,507	8,917,504
National Grid PLC, 5.81%, 06/12/33 (Call 03/12/33)	6,457	6,087,268
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)(a)	8,445	7,414,404
1.90%, 06/15/28 (Call 04/15/28)	22,358	18,667,305
2.25%, 06/01/30 (Call 03/01/30)	17,457	13,607,824
2.44%, 01/15/32 (Call 10/15/31)(a)	8,014	6,011,237
2.75%, 11/01/29 (Call 08/01/29)	7,771	6,432,277
3.55%, 05/01/27 (Call 02/01/27)	10,737	9,873,072
4.63%, 07/15/27 (Call 06/15/27)	13,467	12,839,291
4.90%, 02/28/28 (Call 01/28/28)(a)	13,273	12,687,973
5.00%, 07/15/32 (Call 04/15/32)(a)	8,101	7,374,534
5.05%, 02/28/33 (Call 11/28/32)(a)	7,835	7,117,345
5.25%, 02/28/53 (Call 08/28/52)	10,935	8,822,485
Northern States Power Co./MN, 5.10%, 05/15/53 (Call 11/15/52)	6,132	5,188,898
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)(a)	6,069	5,131,499

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.50%, 02/01/31 (Call 11/01/30)	$16,682	$12,365,376
3.00%, 06/15/28 (Call 04/15/28)	4,011	3,395,344
3.25%, 06/01/31 (Call 03/01/31)(a)	8,292	6,414,056
3.30%, 12/01/27 (Call 09/01/27)	8,663	7,542,503
3.30%, 08/01/40 (Call 02/01/40)(a)	8,325	5,050,293
3.50%, 08/01/50 (Call 02/01/50)(a)	16,357	9,110,223
3.75%, 07/01/28	8,153	7,149,568
3.95%, 12/01/47 (Call 06/01/47)(a)	8,786	5,251,764
4.50%, 07/01/40 (Call 01/01/40)	18,420	13,085,842
4.55%, 07/01/30 (Call 01/01/30)(a)	25,883	22,407,625
4.95%, 07/01/50 (Call 01/01/50)	26,146	18,258,978
6.10%, 01/15/29 (Call 12/15/28)	4,714	4,536,709
6.15%, 01/15/33 (Call 10/15/32)	5,888	5,411,066
6.40%, 06/15/33 (Call 03/15/33)	9,431	8,859,737
6.70%, 04/01/53 (Call 10/01/52)(a)	7,175	6,351,960
6.75%, 01/15/53 (Call 07/15/52)	12,012	10,632,276
PacifiCorp
2.90%, 06/15/52 (Call 12/15/51)(a)	11,724	6,114,818
5.35%, 12/01/53 (Call 06/01/53)	10,443	8,307,520
5.50%, 05/15/54 (Call 11/15/53)	10,556	8,601,139
PPL Electric Utilities Corp., 5.25%, 05/15/53 (Call 11/15/52)(a)	6,886	5,935,808
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	5,297	3,972,632
5.25%, 04/01/53 (Call 10/01/52)	8,167	6,829,489
Public Service Enterprise Group Inc., 2.45%, 11/15/31 (Call 08/15/31)(a)	2,169	1,640,854
San Diego Gas & Electric Co.
5.35%, 04/01/53 (Call 10/01/52)	7,288	6,227,307
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	2,739	2,068,319
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)(a)	5,743	3,257,709
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	2,919	2,646,867
3.40%, 02/01/28 (Call 11/01/27)	7,556	6,809,743
3.80%, 02/01/38 (Call 08/01/37)	13,307	9,935,400
4.00%, 02/01/48 (Call 08/01/47)	1,738	1,184,800
6.00%, 10/15/39	11,314	10,301,276
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)	12,160	7,726,561
4.00%, 04/01/47 (Call 10/01/46)	15,714	10,771,802
4.65%, 10/01/43 (Call 04/01/43)	7,807	6,037,429
5.30%, 03/01/28 (Call 02/01/28)	925	904,495
5.85%, 11/01/27 (Call 10/01/27)(a)	5,615	5,607,396
5.95%, 11/01/32 (Call 08/01/32)(a)	2,887	2,816,299
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	6,411	3,564,485
Series C, 4.13%, 03/01/48 (Call 09/01/47)	11,584	8,059,120
Southern Co. (The)
4.40%, 07/01/46 (Call 01/01/46)(a)	15,588	11,496,661
4.85%, 06/15/28 (Call 04/15/28)	4,715	4,508,126
5.20%, 06/15/33 (Call 12/15/32)(a)	3,340	3,071,449
Series A, 3.70%, 04/30/30 (Call 01/30/30)	4,814	4,170,519
Series B, 4.00%, 01/15/51 (Call 10/15/25), (5-year CMT + 3.733%)(b)	15,974	14,529,311
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)(a)	7,019	3,558,795
2.95%, 11/15/51 (Call 05/15/51)(a)	6,685	3,726,763
5.00%, 04/01/33 (Call 01/01/33)	4,091	3,728,105
5.45%, 04/01/53 (Call 10/01/52)	7,009	5,990,060
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	3,450	3,206,298

Security	Par (000)	Value

Electric (continued)
Xcel Energy Inc., 5.45%, 08/15/33 (Call 02/15/33)	$3,004	$2,790,362

		936,680,752

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.00%, 12/21/28 (Call 10/21/28)(a)	10,598	8,977,728
2.20%, 12/21/31 (Call 09/21/31)(a)	8,485	6,580,146
2.80%, 12/21/51 (Call 06/21/51)(a)	1,976	1,118,338

		16,676,212

Electronics — 0.3%
Amphenol Corp.
2.20%, 09/15/31 (Call 06/15/31)	5,146	3,930,781
2.80%, 02/15/30 (Call 11/15/29)	10,605	8,817,755
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)(a)	9,801	8,556,514
1.75%, 09/01/31 (Call 06/01/31)(a)	12,124	9,086,238
1.95%, 06/01/30 (Call 03/01/30)(a)	7,283	5,787,414
2.50%, 11/01/26 (Call 08/01/26)(a)	1,503	1,389,413
2.70%, 08/15/29 (Call 05/15/29)(a)	8,217	7,068,790
2.80%, 06/01/50 (Call 12/01/49)(a)	1,704	1,053,686
4.25%, 01/15/29 (Call 12/15/28)(a)	8,488	8,014,575
4.50%, 01/15/34 (Call 10/15/33)	12,041	10,828,494
5.00%, 02/15/33 (Call 11/15/32)(a)	10,556	9,969,871

		74,503,531

Entertainment — 0.5%
Warnermedia Holdings Inc.
3.76%, 03/15/27 (Call 02/15/27)(a)	28,567	26,301,428
4.05%, 03/15/29 (Call 01/15/29)	7,983	7,068,634
4.28%, 03/15/32 (Call 12/15/31)(a)	37,999	31,484,896
5.05%, 03/15/42 (Call 09/15/41)	35,528	26,373,564
5.14%, 03/15/52 (Call 09/15/51)(a)	63,248	44,714,755
5.39%, 03/15/62 (Call 09/15/61)(a)	23,915	16,756,820

		152,700,097

Environmental Control — 0.3%
Republic Services Inc.
1.75%, 02/15/32 (Call 11/15/31)(a)	5,471	3,983,109
3.95%, 05/15/28 (Call 02/15/28)	6,800	6,339,541
5.00%, 04/01/34 (Call 01/01/34)	9,382	8,611,710
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)(a)	4,003	2,285,989
4.20%, 01/15/33 (Call 10/15/32)	6,575	5,709,412
Waste Management Inc.
1.50%, 03/15/31 (Call 12/15/30)(a)	8,434	6,262,103
3.15%, 11/15/27 (Call 08/15/27)(a)	7,506	6,860,440
4.15%, 04/15/32 (Call 01/15/32)(a)	8,182	7,242,435
4.63%, 02/15/30 (Call 12/15/29)	5,570	5,257,609
4.88%, 02/15/29 (Call 01/15/29)	8,741	8,420,363
4.88%, 02/15/34 (Call 11/15/33)	12,357	11,322,069

		72,294,780

Food — 1.2%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)(a)	4,328	4,033,058
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	12,611	10,494,008
4.85%, 11/01/28 (Call 08/01/28)	14,049	13,203,881
5.30%, 11/01/38 (Call 05/01/38)	7,485	6,264,514
5.40%, 11/01/48 (Call 05/01/48)	9,538	7,638,206
General Mills Inc.
2.88%, 04/15/30 (Call 01/15/30)	4,730	3,917,266
3.20%, 02/10/27 (Call 11/10/26)(a)	1,278	1,179,546

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.20%, 04/17/28 (Call 01/17/28)	$14,764	$13,856,280
4.95%, 03/29/33 (Call 12/29/32)(a)	12,055	10,969,212
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	2,970	2,520,431
1.80%, 06/11/30 (Call 03/11/30)(a)	6,640	5,194,089
J M Smucker Co. (The)
5.90%, 11/15/28 (Call 10/15/28)	6,750	6,691,276
6.20%, 11/15/33 (Call 08/15/33)(a)	6,750	6,564,717
6.50%, 11/15/43 (Call 05/15/43)	3,590	3,406,250
6.50%, 11/15/53 (Call 05/15/53)(a)	4,649	4,390,984
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(a)(c)	10,629	9,963,845
7.25%, 11/15/53 (Call 05/15/53)(c)	11,084	9,899,161
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.00%, 05/15/32 (Call 02/15/32)	1,484	1,077,040
3.63%, 01/15/32 (Call 01/15/27)(a)	8,883	6,821,618
4.38%, 02/02/52 (Call 08/02/51)	6,194	3,763,917
5.13%, 02/01/28 (Call 01/01/28)	3,229	3,023,036
5.50%, 01/15/30 (Call 01/15/25)(a)	6,472	5,910,425
5.75%, 04/01/33 (Call 01/01/33)	13,064	11,553,279
6.50%, 12/01/52 (Call 06/01/52)	11,655	9,571,469
Kraft Heinz Foods Co.
3.88%, 05/15/27 (Call 02/15/27)(a)	8,356	7,838,179
4.38%, 06/01/46 (Call 12/01/45)	27,504	20,196,124
4.88%, 10/01/49 (Call 04/01/49)(a)	13,251	10,411,619
5.00%, 06/04/42	19,143	15,788,693
5.20%, 07/15/45 (Call 01/15/45)	16,632	13,801,418
5.50%, 06/01/50 (Call 12/01/49)(a)	6,594	5,680,215
6.88%, 01/26/39	8,649	8,740,189
Kroger Co. (The)
3.95%, 01/15/50 (Call 07/15/49)(a)	5,134	3,477,097
4.45%, 02/01/47 (Call 08/01/46)(a)	6,878	5,103,917
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	3,104	2,847,096
Mondelez International Inc.
2.63%, 03/17/27 (Call 02/17/27)	4,976	4,502,627
2.63%, 09/04/50 (Call 03/04/50)	2,276	1,221,249
2.75%, 04/13/30 (Call 01/13/30)(a)	6,237	5,135,627
3.00%, 03/17/32 (Call 12/17/31)(a)	6,963	5,582,722
Sysco Corp.
3.15%, 12/14/51 (Call 06/14/51)(a)	3,486	2,016,239
3.25%, 07/15/27 (Call 04/15/27)(a)	8,389	7,636,997
5.95%, 04/01/30 (Call 01/01/30)(a)	13,292	13,194,643
6.60%, 04/01/50 (Call 10/01/49)(a)	9,957	9,793,230
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	16,346	15,046,549
4.35%, 03/01/29 (Call 12/01/28)(a)	12,548	11,547,970
4.55%, 06/02/47 (Call 12/02/46)	5,547	3,962,126
5.10%, 09/28/48 (Call 03/28/48)	14,065	10,880,180

		346,312,214

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)(a)	4,419	3,288,322
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	3,321	3,249,619
NiSource Inc.
1.70%, 02/15/31 (Call 11/15/30)	11,965	8,762,749
2.95%, 09/01/29 (Call 06/01/29)(a)	12,696	10,803,198
3.49%, 05/15/27 (Call 02/15/27)	9,154	8,427,818

Security	Par (000)	Value

Gas (continued)
3.60%, 05/01/30 (Call 02/01/30)(a)	$11,629	$9,952,506
3.95%, 03/30/48 (Call 09/30/47)	5,508	3,716,328
4.38%, 05/15/47 (Call 11/15/46)	5,143	3,743,681
4.80%, 02/15/44 (Call 08/15/43)(a)	9,964	7,819,137
5.25%, 03/30/28 (Call 02/29/28)	5,258	5,103,696

		64,867,054

Hand & Machine Tools — 0.1%
Regal Rexnord Corp.
6.05%, 04/15/28 (Call 03/15/28)(c)	12,375	11,842,875
6.30%, 02/15/30 (Call 12/15/29)(c)	11,401	10,746,864
6.40%, 04/15/33 (Call 01/15/33)(a)(c)	10,955	10,071,808
Stanley Black & Decker Inc.
2.30%, 03/15/30 (Call 12/15/29)	9,705	7,625,948
2.75%, 11/15/50 (Call 05/15/50)(a)	1,952	993,702

		41,281,197

Health Care - Products — 1.0%
Abbott Laboratories
3.75%, 11/30/26 (Call 08/30/26)	3,208	3,071,507
4.75%, 11/30/36 (Call 05/30/36)	10,283	9,393,626
4.90%, 11/30/46 (Call 05/30/46)	25,484	21,931,000
Baxter International Inc.
1.92%, 02/01/27 (Call 01/01/27)(a)	7,389	6,477,908
2.27%, 12/01/28 (Call 10/01/28)(a)	13,821	11,441,241
2.54%, 02/01/32 (Call 11/01/31)(a)	14,711	11,031,136
3.13%, 12/01/51 (Call 06/01/51)(a)	8,251	4,539,979
Boston Scientific Corp., 2.65%, 06/01/30 (Call 03/01/30)(a)	9,804	8,062,158
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)(a)	7,724	4,240,298
2.80%, 12/10/51 (Call 06/10/51)(a)	7,630	4,296,782
DH Europe Finance II Sarl
2.60%, 11/15/29 (Call 08/15/29)	10,984	9,296,383
3.25%, 11/15/39 (Call 05/15/39)(a)	7,245	5,176,154
3.40%, 11/15/49 (Call 05/15/49)(a)	6,167	4,028,454
GE HealthCare Technologies Inc.
5.65%, 11/15/27 (Call 10/15/27)	22,384	22,170,893
5.86%, 03/15/30 (Call 01/15/30)	15,564	15,209,286
5.91%, 11/22/32 (Call 08/22/32)(a)	16,909	16,369,040
6.38%, 11/22/52 (Call 05/22/52)	8,285	8,025,164
HCA Inc.
3.13%, 03/15/27 (Call 02/15/27)	6,217	5,604,553
3.63%, 03/15/32 (Call 12/15/31)	17,477	14,035,981
Medtronic Global Holdings SCA
4.25%, 03/30/28 (Call 02/29/28)(a)	11,888	11,323,509
4.50%, 03/30/33 (Call 12/30/32)(a)	12,810	11,620,846
Medtronic Inc.
4.38%, 03/15/35(a)	12,962	11,345,999
4.63%, 03/15/45	11,222	9,250,097
Stryker Corp.
1.95%, 06/15/30 (Call 03/15/30)(a)	10,361	8,106,635
4.63%, 03/15/46 (Call 09/15/45)	3,642	2,926,220
Thermo Fisher Scientific Inc.
2.00%, 10/15/31 (Call 07/15/31)(a)	5,979	4,511,578
2.60%, 10/01/29 (Call 07/01/29)(a)	5,578	4,730,399
2.80%, 10/15/41 (Call 04/15/41)	5,452	3,474,086
4.10%, 08/15/47 (Call 02/15/47)	2,377	1,773,989
4.98%, 08/10/30 (Call 06/10/30)	12,731	12,148,081
5.09%, 08/10/33 (Call 05/10/33)(a)	18,396	17,219,751

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Zimmer Biomet Holdings Inc., 2.60%, 11/24/31 (Call 08/24/31)(a)	$7,504	$5,753,438

		288,586,171

Health Care - Services — 3.0%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)(a)	6,437	4,230,971
6.63%, 06/15/36(a)	14,663	14,713,920
Ascension Health
3.95%, 11/15/46	2,654	1,946,172
Series B, 2.53%, 11/15/29 (Call 08/15/29)	5,886	4,972,290
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	21,525	18,102,686
2.50%, 03/01/31 (Call 12/01/30)	17,849	13,472,864
2.63%, 08/01/31 (Call 05/01/31)	9,899	7,430,492
3.00%, 10/15/30 (Call 07/15/30)	19,285	15,251,311
3.38%, 02/15/30 (Call 02/15/25)	17,371	14,330,472
4.25%, 12/15/27 (Call 11/16/23)(a)	19,637	18,071,931
4.63%, 12/15/29 (Call 12/15/24)(a)	30,485	27,268,259
CommonSpirit Health
3.35%, 10/01/29 (Call 04/01/29)	6,383	5,486,143
4.19%, 10/01/49 (Call 04/01/49)	1,560	1,090,615
Elevance Health Inc.
2.25%, 05/15/30 (Call 02/15/30)	7,768	6,191,683
2.55%, 03/15/31 (Call 12/15/30)	6,464	5,113,350
2.88%, 09/15/29 (Call 06/15/29)	7,041	5,981,016
3.13%, 05/15/50 (Call 11/15/49)	8,315	4,918,168
3.60%, 03/15/51 (Call 09/15/50)(a)	11,837	7,597,951
3.65%, 12/01/27 (Call 09/01/27)	13,534	12,470,758
3.70%, 09/15/49 (Call 03/15/49)	8,117	5,340,801
4.10%, 03/01/28 (Call 12/01/27)(a)	10,897	10,172,595
4.38%, 12/01/47 (Call 06/01/47)(a)	12,313	9,204,937
4.55%, 03/01/48 (Call 09/01/47)	7,887	6,002,670
4.63%, 05/15/42	9,014	7,208,717
4.65%, 01/15/43	10,272	8,187,947
4.65%, 08/15/44 (Call 02/15/44)	8,239	6,503,652
4.75%, 02/15/33 (Call 11/15/32)(a)	6,676	6,055,670
5.13%, 02/15/53 (Call 08/15/52)	10,100	8,374,483
6.10%, 10/15/52 (Call 04/15/52)	6,034	5,701,710
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	7,263	5,400,652
3.50%, 09/01/30 (Call 03/01/30)	24,246	20,084,814
3.50%, 07/15/51 (Call 01/15/51)(a)	14,554	8,413,829
4.13%, 06/15/29 (Call 03/15/29)	17,913	15,905,940
4.50%, 02/15/27 (Call 08/15/26)	9,105	8,614,839
4.63%, 03/15/52 (Call 09/15/51)(a)	20,147	14,126,271
5.13%, 06/15/39 (Call 12/15/38)	9,437	7,769,036
5.20%, 06/01/28 (Call 05/01/28)	8,058	7,674,789
5.25%, 06/15/49 (Call 12/15/48)	18,296	14,061,343
5.50%, 06/01/33 (Call 03/01/33)(a)	12,852	11,739,177
5.50%, 06/15/47 (Call 12/15/46)	14,174	11,431,912
5.63%, 09/01/28 (Call 03/01/28)(a)	12,571	12,162,914
5.88%, 02/01/29 (Call 08/01/28)	7,628	7,391,685
5.90%, 06/01/53 (Call 12/01/52)(a)	9,867	8,381,918
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	4,399	3,816,125
2.15%, 02/03/32 (Call 11/03/31)(a)	5,644	4,164,120
3.70%, 03/23/29 (Call 02/23/29)(a)	15,333	13,866,734
4.95%, 10/01/44 (Call 04/01/44)(a)	3,844	3,099,903
5.50%, 03/15/53 (Call 09/15/52)	8,395	7,231,238
5.88%, 03/01/33 (Call 12/01/32)	6,127	5,940,219

Security	Par (000)	Value

Health Care - Services (continued)
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)(a)	$5,804	$4,357,323
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)(a)	2,061	1,294,270
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	16,413	10,523,819
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)(a)	4,196	2,465,057
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)(a)	5,392	4,176,632
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/51 (Call 04/01/51)(a)	1,404	709,328
Quest Diagnostics Inc.
2.95%, 06/30/30 (Call 03/30/30)	7,466	6,127,204
6.40%, 11/30/33 (Call 08/30/33)	1,715	1,713,570
UnitedHealth Group Inc.
2.00%, 05/15/30	10,543	8,380,732
2.30%, 05/15/31 (Call 02/15/31)	12,636	9,947,313
2.75%, 05/15/40 (Call 11/15/39)(a)	10,542	6,814,921
2.88%, 08/15/29	8,477	7,348,485
2.90%, 05/15/50 (Call 11/15/49)	12,736	7,358,295
2.95%, 10/15/27	6,812	6,197,854
3.05%, 05/15/41 (Call 11/15/40)	14,658	9,764,491
3.13%, 05/15/60 (Call 11/15/59)(a)	8,389	4,756,785
3.25%, 05/15/51 (Call 11/15/50)	19,244	11,838,308
3.45%, 01/15/27(a)	4,159	3,908,436
3.50%, 08/15/39 (Call 02/15/39)	12,672	9,308,425
3.70%, 08/15/49 (Call 02/15/49)	11,029	7,477,450
3.75%, 10/15/47 (Call 04/15/47)(a)	10,309	7,119,545
3.85%, 06/15/28(a)	11,633	10,869,439
3.88%, 12/15/28	6,853	6,369,139
3.88%, 08/15/59 (Call 02/15/59)	11,564	7,619,042
4.00%, 05/15/29 (Call 03/15/29)(a)	7,970	7,376,405
4.20%, 05/15/32 (Call 02/15/32)(a)	12,662	11,222,366
4.20%, 01/15/47 (Call 07/15/46)	7,661	5,721,567
4.25%, 01/15/29 (Call 12/15/28)(a)	11,237	10,564,371
4.25%, 03/15/43 (Call 09/15/42)	8,671	6,778,785
4.25%, 06/15/48 (Call 12/15/47)	11,781	8,820,994
4.45%, 12/15/48 (Call 06/15/48)	9,053	7,004,723
4.50%, 04/15/33 (Call 01/15/33)	13,241	11,920,210
4.63%, 07/15/35(a)	4,162	3,701,079
4.75%, 07/15/45	18,897	15,517,277
4.75%, 05/15/52 (Call 11/15/51)	17,359	13,902,089
4.95%, 05/15/62 (Call 11/15/61)	7,951	6,399,763
5.05%, 04/15/53 (Call 10/15/52)	18,212	15,300,542
5.20%, 04/15/63 (Call 10/15/62)	15,982	13,378,291
5.25%, 02/15/28 (Call 01/15/28)(a)	9,087	9,027,990
5.30%, 02/15/30 (Call 12/15/29)	10,388	10,201,502
5.35%, 02/15/33 (Call 11/15/32)(a)	17,082	16,426,405
5.80%, 03/15/36(a)	9,509	9,358,538
5.88%, 02/15/53 (Call 08/15/52)	18,234	17,252,387
6.05%, 02/15/63 (Call 08/15/62)	13,305	12,669,134
6.88%, 02/15/38(a)	9,912	10,632,323
Universal Health Services Inc., 2.65%, 10/15/30 (Call 07/15/30)	6,715	5,137,769

		837,432,065

Holding Companies - Diversified — 0.1%
Ares Capital Corp., 2.88%, 06/15/28 (Call 04/15/28)	8,688	7,183,348

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	$3,889	$3,327,471
3.25%, 03/15/27 (Call 02/15/27)	6,131	5,296,307
Blue Owl Capital Corp., 2.88%, 06/11/28 (Call 04/11/28)	4,170	3,397,087
FS KKR Capital Corp., 3.13%, 10/12/28 (Call 08/12/28)(a)	6,521	5,245,807

		24,450,020

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)	6,877	5,931,304

Insurance — 1.8%
Allstate Corp. (The), 5.25%, 03/30/33 (Call 12/30/32)(a)	4,117	3,801,879
American International Group Inc.
4.38%, 06/30/50 (Call 12/30/49)(a)	8,791	6,428,887
4.75%, 04/01/48 (Call 10/01/47)	8,531	6,666,522
4.80%, 07/10/45 (Call 01/10/45)	5,380	4,247,398
5.13%, 03/27/33 (Call 12/27/32)(a)	6,833	6,215,682
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	13,502	11,025,236
3.75%, 05/02/29 (Call 02/02/29)	13,090	11,712,372
Aon Global Ltd.
3.90%, 02/28/52 (Call 08/28/51)(a)	5,774	3,882,751
5.35%, 02/28/33 (Call 11/28/32)	3,672	3,423,250
Arch Capital Group Ltd., 3.64%, 06/30/50 (Call 12/30/49)	5,162	3,281,774
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	9,165	8,289,623
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)(a)	3,191	2,442,779
2.30%, 03/15/27 (Call 02/15/27)(a)	4,141	3,767,067
2.50%, 01/15/51 (Call 07/15/50)	7,571	4,026,013
2.85%, 10/15/50 (Call 04/15/50)	16,813	9,606,923
2.88%, 03/15/32 (Call 12/15/31)(a)	4,877	3,977,626
3.85%, 03/15/52 (Call 09/15/51)(a)	24,566	17,135,576
4.20%, 08/15/48 (Call 02/15/48)	22,886	17,525,486
4.25%, 01/15/49 (Call 07/15/48)(a)	20,570	15,875,772
5.75%, 01/15/40(a)	8,627	8,514,330
Berkshire Hathaway Inc., 4.50%, 02/11/43(a)	12,948	10,866,467
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	4,201	3,793,927
4.70%, 06/22/47 (Call 12/22/46)(a)	1,942	1,273,435
Chubb Corp. (The), 6.00%, 05/11/37(a)	12,460	12,307,432
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)(a)	7,019	5,267,969
3.05%, 12/15/61 (Call 06/15/61)(a)	7,303	4,106,249
4.35%, 11/03/45 (Call 05/03/45)	9,820	7,672,086
Corebridge Financial Inc.
3.65%, 04/05/27 (Call 03/05/27)(a)	12,958	11,857,354
3.85%, 04/05/29 (Call 02/05/29)	12,492	11,032,046
3.90%, 04/05/32 (Call 01/05/32)(a)	11,035	9,025,203
4.40%, 04/05/52 (Call 10/05/51)(a)	8,026	5,492,982
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)(a)	16,402	15,015,573
5.00%, 04/20/48 (Call 10/20/47)	12,778	9,727,940
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)(a)	8,758	4,912,837
3.50%, 10/15/50 (Call 04/15/50)	6,039	3,648,951

Security	Par (000)	Value

Insurance (continued)
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32 (Call 05/16/32)	$3,683	$3,396,689
Hartford Financial Services Group Inc. (The), 3.60%, 08/19/49 (Call 02/19/49)(a)	4,293	2,775,882
Manulife Financial Corp.
3.70%, 03/16/32 (Call 12/16/31)(a)	10,178	8,672,702
5.38%, 03/04/46	5,177	4,546,252
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)(a)	4,207	3,304,693
4.38%, 03/15/29 (Call 12/15/28)	11,725	10,968,198
4.90%, 03/15/49 (Call 09/15/48)	5,162	4,250,301
5.70%, 09/15/53 (Call 03/15/53)	14,020	12,880,146
MetLife Inc.
4.05%, 03/01/45	7,450	5,356,154
4.13%, 08/13/42(a)	11,116	8,272,328
4.55%, 03/23/30 (Call 12/23/29)(a)	10,172	9,463,877
4.60%, 05/13/46 (Call 11/13/45)	3,940	3,074,475
4.88%, 11/13/43(a)	4,807	3,933,116
5.00%, 07/15/52 (Call 01/15/52)	8,894	7,179,141
5.25%, 01/15/54 (Call 07/15/53)(a)	9,493	7,947,466
5.38%, 07/15/33 (Call 04/15/33)	6,693	6,259,953
5.70%, 06/15/35(a)	13,788	13,096,318
5.88%, 02/06/41	9,895	9,233,268
6.38%, 06/15/34	11,823	11,913,803
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)(a)	4,219	3,123,043
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)(a)	12,562	8,146,799
3.91%, 12/07/47 (Call 06/07/47)	8,596	5,861,756
3.94%, 12/07/49 (Call 06/07/49)	8,868	6,007,072
4.35%, 02/25/50 (Call 08/25/49)	8,454	6,194,814
4.60%, 05/15/44	5,870	4,589,913
5.70%, 12/14/36	15,146	14,556,874
Travelers Companies Inc. (The)
3.05%, 06/08/51 (Call 12/08/50)(a)	3,090	1,844,204
5.35%, 11/01/40(a)	9,610	8,752,304
6.25%, 06/15/37(a)	13,536	13,757,324
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)(a)	4,981	4,467,101
Willis North America Inc.
4.65%, 06/15/27 (Call 05/15/27)	5,893	5,609,553
5.35%, 05/15/33 (Call 02/15/33)	2,969	2,706,452

		489,989,368

Internet — 2.4%
Alphabet Inc.
0.80%, 08/15/27 (Call 06/15/27)(a)	6,682	5,719,088
1.10%, 08/15/30 (Call 05/15/30)(a)	21,743	16,673,637
1.90%, 08/15/40 (Call 02/15/40)(a)	1,815	1,086,507
2.05%, 08/15/50 (Call 02/15/50)(a)	14,095	7,287,112
2.25%, 08/15/60 (Call 02/15/60)(a)	17,970	9,057,865
Amazon.com Inc.
1.20%, 06/03/27 (Call 04/03/27)	12,960	11,233,046
1.50%, 06/03/30 (Call 03/03/30)	17,116	13,353,023
1.65%, 05/12/28 (Call 03/12/28)	21,716	18,537,247
2.10%, 05/12/31 (Call 02/12/31)	24,231	19,109,398
2.50%, 06/03/50 (Call 12/03/49)(a)	25,963	14,350,591
2.70%, 06/03/60 (Call 12/03/59)(a)	17,866	9,581,738
2.88%, 05/12/41 (Call 11/12/40)(a)	21,845	14,711,686
3.10%, 05/12/51 (Call 11/12/50)	31,980	19,884,624
3.15%, 08/22/27 (Call 05/22/27)	32,710	30,270,482
3.25%, 05/12/61 (Call 11/12/60)(a)	16,175	9,673,800

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.30%, 04/13/27 (Call 03/13/27)	$19,541	$18,305,065
3.45%, 04/13/29 (Call 02/13/29)	10,446	9,537,319
3.60%, 04/13/32 (Call 01/13/32)(a)	20,343	17,671,816
3.88%, 08/22/37 (Call 02/22/37)	17,150	14,061,132
3.95%, 04/13/52 (Call 10/13/51)(a)	24,266	17,741,152
4.05%, 08/22/47 (Call 02/22/47)	33,903	25,858,842
4.10%, 04/13/62 (Call 10/13/61)	11,600	8,337,152
4.25%, 08/22/57 (Call 02/22/57)	20,176	15,253,754
4.55%, 12/01/27 (Call 11/01/27)	20,199	19,648,989
4.65%, 12/01/29 (Call 10/01/29)	17,305	16,598,632
4.70%, 12/01/32 (Call 09/01/32)	18,413	17,254,414
4.80%, 12/05/34 (Call 06/05/34)(a)	4,512	4,216,311
4.95%, 12/05/44 (Call 06/05/44)(a)	16,281	14,496,689
Booking Holdings Inc., 4.63%, 04/13/30 (Call 01/13/30)	14,502	13,503,984
eBay Inc.
2.60%, 05/10/31 (Call 02/10/31)(a)	4,160	3,245,810
2.70%, 03/11/30 (Call 12/11/29)	13,345	10,838,837
3.60%, 06/05/27 (Call 03/05/27)(a)	4,164	3,847,946
3.65%, 05/10/51 (Call 11/10/50)	1,819	1,138,794
4.00%, 07/15/42 (Call 01/15/42)(a)	16,207	11,367,212
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)(a)	14,278	11,826,366
3.80%, 02/15/28 (Call 11/15/27)(a)	7,342	6,648,038
4.63%, 08/01/27 (Call 05/01/27)	4,925	4,657,007
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	27,677	26,028,361
3.85%, 08/15/32 (Call 05/15/32)	35,338	30,737,770
4.45%, 08/15/52 (Call 02/15/52)	30,430	23,027,321
4.60%, 05/15/28 (Call 04/15/28)(a)	15,697	15,216,132
4.65%, 08/15/62 (Call 02/15/62)	5,864	4,411,759
4.80%, 05/15/30 (Call 03/15/30)(a)	14,321	13,803,223
4.95%, 05/15/33 (Call 02/15/33)(a)	20,331	19,059,560
5.60%, 05/15/53 (Call 11/15/52)(a)	26,336	23,836,305
5.75%, 05/15/63 (Call 11/15/62)	19,118	17,158,850
Netflix Inc.
4.88%, 04/15/28(a)	8,049	7,756,625
5.88%, 11/15/28(a)	13,411	13,448,283
6.38%, 05/15/29	3,553	3,649,997

		664,719,291

Iron & Steel — 0.1%
ArcelorMittal SA
6.55%, 11/29/27 (Call 10/29/27)(a)	14,212	14,280,928
6.80%, 11/29/32 (Call 08/29/32)	10,217	9,809,853

		24,090,781

Lodging — 0.2%
Marriott International Inc./MD
4.90%, 04/15/29 (Call 03/15/29)	11,983	11,242,698
5.00%, 10/15/27 (Call 09/15/27)	10,090	9,727,291
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	9,857	8,909,819
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	9,774	7,765,554
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	8,698	6,829,170
Sands China Ltd., 5.65%, 08/08/28 (Call 05/08/28)(a)	10,896	10,076,076

		54,550,608

Machinery — 0.5%
Caterpillar Financial Services Corp., 1.10%, 09/14/27(a)	5,939	5,061,061
Caterpillar Inc.
2.60%, 04/09/30 (Call 01/09/30)(a)	9,305	7,819,970

Security	Par (000)	Value

Machinery (continued)
3.25%, 09/19/49 (Call 03/19/49)(a)	$1,897	$1,239,129
3.25%, 04/09/50 (Call 10/09/49)(a)	4,235	2,764,319
3.80%, 08/15/42	26,137	19,746,616
5.20%, 05/27/41(a)	11,043	10,129,090
Deere & Co.
3.75%, 04/15/50 (Call 10/15/49)(a)	1,712	1,267,163
3.90%, 06/09/42 (Call 12/09/41)(a)	20,528	16,074,711
John Deere Capital Corp.
4.15%, 09/15/27(a)	7,058	6,753,623
4.70%, 06/10/30	13,268	12,517,001
4.75%, 01/20/28	12,668	12,305,795
4.95%, 07/14/28	12,833	12,524,741
Otis Worldwide Corp.
2.57%, 02/15/30 (Call 11/15/29)(a)	14,593	11,878,574
3.11%, 02/15/40 (Call 08/15/39)(a)	2,950	2,007,195
5.25%, 08/16/28 (Call 07/16/28)	11,631	11,317,496
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26 (Call 08/15/26)	1,269	1,176,801
4.70%, 09/15/28 (Call 06/15/28)(a)	17,030	15,889,823

		150,473,108

Machinery - Diversified — 0.0%
John Deere Capital Corp., 5.15%, 09/08/33	12,237	11,640,484

Manufacturing — 0.5%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)(a)	10,743	8,772,357
2.88%, 10/15/27 (Call 07/15/27)(a)	6,217	5,602,920
3.25%, 08/26/49 (Call 02/26/49)(a)	9,964	5,842,310
3.38%, 03/01/29 (Call 12/01/28)(a)	10,590	9,311,328
4.00%, 09/14/48 (Call 03/14/48)(a)	11,336	7,944,480
Eaton Corp.
4.15%, 03/15/33 (Call 12/15/32)(a)	12,183	10,722,777
4.15%, 11/02/42(a)	3,935	3,057,070
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35(a)	4,089	3,560,322
General Electric Co.
5.88%, 01/14/38(a)	13,803	13,476,301
6.75%, 03/15/32(a)	14,407	15,296,314
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	3,373	3,112,113
3.90%, 09/01/42 (Call 03/01/42)	12,573	9,657,144
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)	11,911	10,464,478
4.00%, 06/14/49 (Call 12/14/48)(a)	3,329	2,390,821
4.25%, 09/15/27 (Call 08/15/27)(a)	11,232	10,654,572
4.50%, 09/15/29 (Call 07/15/29)	11,270	10,480,813
Teledyne Technologies Inc., 2.75%, 04/01/31 (Call 01/01/31)	8,961	7,061,765

		137,407,885

Media — 3.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	5,289	4,284,082
2.30%, 02/01/32 (Call 11/01/31)	2,256	1,610,975
2.80%, 04/01/31 (Call 01/01/31)(a)	7,797	5,969,438
3.50%, 06/01/41 (Call 12/01/40)(a)	15,278	9,199,822
3.50%, 03/01/42 (Call 09/01/41)	14,454	8,548,042
3.70%, 04/01/51 (Call 10/01/50)	20,800	11,415,000
3.75%, 02/15/28 (Call 11/15/27)	4,317	3,852,411
3.85%, 04/01/61 (Call 10/01/60)(a)	14,182	7,501,721

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.90%, 06/01/52 (Call 12/01/51)	$23,378	$13,210,253
3.95%, 06/30/62 (Call 12/30/61)	12,143	6,502,501
4.20%, 03/15/28 (Call 12/15/27)(a)	6,665	6,068,162
4.40%, 04/01/33 (Call 01/01/33)(a)	2,722	2,252,928
4.40%, 12/01/61 (Call 06/01/61)	12,842	7,480,988
4.80%, 03/01/50 (Call 09/01/49)	26,982	17,825,451
5.05%, 03/30/29 (Call 12/30/28)	5,009	4,643,132
5.13%, 07/01/49 (Call 01/01/49)	12,905	8,952,121
5.25%, 04/01/53 (Call 10/01/52)(a)	14,841	10,517,596
5.38%, 04/01/38 (Call 10/01/37)	4,430	3,498,965
5.38%, 05/01/47 (Call 11/01/46)	23,530	17,073,832
5.50%, 04/01/63 (Call 10/01/62)	9,635	6,772,703
5.75%, 04/01/48 (Call 10/01/47)(a)	23,527	17,896,518
6.38%, 10/23/35 (Call 04/23/35)(a)	15,483	14,023,362
6.48%, 10/23/45 (Call 04/23/45)(a)	31,363	26,342,458
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	7,648	5,660,582
1.95%, 01/15/31 (Call 10/15/30)(a)	6,022	4,618,983
2.35%, 01/15/27 (Call 10/15/26)	5,927	5,356,861
2.45%, 08/15/52 (Call 02/15/52)(a)	16,634	8,424,938
2.65%, 02/01/30 (Call 11/01/29)	7,804	6,482,406
2.65%, 08/15/62 (Call 02/15/62)(a)	3,187	1,558,042
2.80%, 01/15/51 (Call 07/15/50)	18,714	10,284,533
2.89%, 11/01/51 (Call 05/01/51)	47,887	26,469,846
2.94%, 11/01/56 (Call 05/01/56)(a)	50,949	27,102,718
2.99%, 11/01/63 (Call 05/01/63)	31,984	16,539,006
3.15%, 02/15/28 (Call 11/15/27)	14,341	12,997,977
3.20%, 07/15/36 (Call 01/15/36)	2,189	1,614,048
3.25%, 11/01/39 (Call 05/01/39)	14,704	10,166,681
3.30%, 02/01/27 (Call 11/01/26)(a)	7,035	6,540,921
3.30%, 04/01/27 (Call 02/01/27)	6,022	5,574,761
3.40%, 04/01/30 (Call 01/01/30)	7,828	6,776,159
3.40%, 07/15/46 (Call 01/15/46)	15,445	9,904,681
3.45%, 02/01/50 (Call 08/01/49)(a)	18,511	11,721,139
3.55%, 05/01/28 (Call 02/01/28)	9,027	8,277,912
3.75%, 04/01/40 (Call 10/01/39)(a)	17,170	12,627,292
3.90%, 03/01/38 (Call 09/01/37)	6,841	5,304,185
3.97%, 11/01/47 (Call 05/01/47)	19,822	13,916,154
4.00%, 08/15/47 (Call 02/15/47)(a)	10,397	7,327,113
4.00%, 03/01/48 (Call 09/01/47)(a)	11,465	8,089,034
4.00%, 11/01/49 (Call 05/01/49)(a)	18,770	13,118,000
4.05%, 11/01/52 (Call 05/01/52)	11,827	8,218,515
4.15%, 10/15/28 (Call 07/15/28)	36,950	34,465,866
4.20%, 08/15/34 (Call 02/15/34)	3,719	3,147,593
4.25%, 10/15/30 (Call 07/15/30)	7,308	6,613,767
4.25%, 01/15/33	26,242	22,979,673
4.40%, 08/15/35 (Call 02/15/35)	3,211	2,738,471
4.55%, 01/15/29 (Call 12/15/28)(a)	3,014	2,858,879
4.60%, 10/15/38 (Call 04/15/38)	10,037	8,351,866
4.60%, 08/15/45 (Call 02/15/45)	9,196	7,200,495
4.65%, 02/15/33 (Call 11/15/32)(a)	19,858	17,987,607
4.70%, 10/15/48 (Call 04/15/48)(a)	20,227	16,120,887
4.80%, 05/15/33 (Call 02/15/33)(a)	4,022	3,672,599
4.95%, 10/15/58 (Call 04/15/58)(a)	4,346	3,503,161
5.35%, 11/15/27 (Call 10/15/27)	5,556	5,493,228
5.35%, 05/15/53 (Call 11/15/52)	16,639	14,342,976
5.50%, 11/15/32 (Call 08/15/32)(a)	3,377	3,253,521
5.50%, 05/15/64 (Call 11/15/63)	11,484	9,770,444
5.65%, 06/15/35	13,530	12,895,741
7.05%, 03/15/33	14,008	14,885,729

Security	Par (000)	Value

Media (continued)
Discovery Communications LLC
3.63%, 05/15/30 (Call 02/15/30)	$2,422	$2,015,721
3.95%, 03/20/28 (Call 12/20/27)(a)	9,231	8,337,927
4.00%, 09/15/55 (Call 03/15/55)	16,258	9,296,196
4.13%, 05/15/29 (Call 02/15/29)	1,332	1,171,781
4.65%, 05/15/50 (Call 11/15/49)	5,255	3,449,734
5.20%, 09/20/47 (Call 03/20/47)(a)	8,096	5,757,627
5.30%, 05/15/49 (Call 11/15/48)(a)	3,142	2,281,860
Fox Corp.
4.71%, 01/25/29 (Call 10/25/28)(a)	25,746	24,027,094
5.48%, 01/25/39 (Call 07/25/38)	9,845	8,125,840
5.58%, 01/25/49 (Call 07/25/48)(a)	17,981	14,163,902
6.50%, 10/13/33 (Call 07/13/33)	5,259	5,138,836
Paramount Global
4.20%, 05/19/32 (Call 02/19/32)(a)	6,298	4,864,860
4.38%, 03/15/43	16,260	9,746,917
4.95%, 01/15/31 (Call 10/15/30)(a)	8,665	7,236,704
4.95%, 05/19/50 (Call 11/19/49)	2,231	1,408,057
5.85%, 09/01/43 (Call 03/01/43)	11,511	8,370,566
6.88%, 04/30/36	11,678	10,069,695
7.88%, 07/30/30(a)	9,232	9,117,101
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	8,735	9,117,669
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	13,337	8,767,961
5.50%, 09/01/41 (Call 03/01/41)	9,500	7,117,030
5.88%, 11/15/40 (Call 05/15/40)	10,323	8,159,000
6.55%, 05/01/37	14,975	13,105,683
6.75%, 06/15/39	13,905	12,146,674
7.30%, 07/01/38(a)	14,821	13,798,600
TWDC Enterprises 18 Corp.
2.95%, 06/15/27(a)	11,375	10,498,089
4.13%, 06/01/44(a)	7,792	5,848,416
Walt Disney Co. (The)
2.00%, 09/01/29 (Call 06/01/29)	19,946	16,379,109
2.20%, 01/13/28(a)	14,915	13,111,159
2.65%, 01/13/31(a)	24,970	20,217,854
2.75%, 09/01/49 (Call 03/01/49)(a)	17,206	9,667,924
3.50%, 05/13/40 (Call 11/13/39)(a)	14,990	10,780,193
3.60%, 01/13/51 (Call 07/13/50)(a)	24,695	16,333,695
3.80%, 03/22/30(a)	15,944	14,232,222
3.80%, 05/13/60 (Call 11/13/59)(a)	13,454	8,752,582
4.63%, 03/23/40 (Call 09/23/39)	5,551	4,662,754
4.70%, 03/23/50 (Call 09/23/49)(a)	14,718	11,935,992
6.20%, 12/15/34	12,957	13,138,333
6.40%, 12/15/35	11,723	11,947,987
6.65%, 11/15/37(a)	16,657	17,306,341

		1,052,003,136

Mining — 0.8%
Barrick North America Finance LLC
5.70%, 05/30/41(a)	10,389	9,510,100
5.75%, 05/01/43	8,632	7,900,550
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	10,533	9,865,569
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	10,624	8,328,755
4.75%, 02/28/28 (Call 01/28/28)(a)	10,875	10,499,969
4.90%, 02/28/33 (Call 11/28/32)(a)	3,512	3,246,910
5.00%, 09/30/43	19,523	16,883,936
5.25%, 09/08/30 (Call 07/08/30)	14,990	14,417,625
5.25%, 09/08/33 (Call 06/08/33)	16,669	15,667,442

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
5.50%, 09/08/53 (Call 03/08/53)	$9,905	$9,024,463
Freeport-McMoRan Inc.
4.63%, 08/01/30 (Call 08/01/25)(a)	9,928	8,740,006
5.40%, 11/14/34 (Call 05/14/34)(a)	8,046	7,124,813
5.45%, 03/15/43 (Call 09/15/42)	18,517	15,149,798
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	11,306	8,847,390
2.60%, 07/15/32 (Call 04/15/32)(a)	9,634	7,370,362
4.88%, 03/15/42 (Call 09/15/41)(a)	13,736	11,251,794
6.25%, 10/01/39	10,100	9,744,922
Rio Tinto Alcan Inc., 6.13%, 12/15/33	10,518	10,523,233
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	6,275	3,490,959
5.20%, 11/02/40(a)	12,545	11,234,519
7.13%, 07/15/28	11,643	12,336,414
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)(a)	8,840	6,812,501
5.13%, 03/09/53 (Call 09/09/52)	8,370	7,216,371

		225,188,401

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	2,579	2,312,002
3.57%, 12/01/31 (Call 09/01/31)	9,049	7,263,249

		9,575,251

Oil & Gas — 3.9%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	7,925	6,153,746
2.72%, 01/12/32 (Call 10/12/31)(a)	16,893	13,413,098
2.77%, 11/10/50 (Call 05/10/50)(a)	13,687	7,615,410
2.94%, 06/04/51 (Call 12/04/50)(a)	20,714	11,930,984
3.00%, 02/24/50 (Call 08/24/49)(a)	17,667	10,428,009
3.00%, 03/17/52 (Call 09/17/51)(a)	14,004	8,127,450
3.02%, 01/16/27 (Call 10/16/26)	3,599	3,325,505
3.06%, 06/17/41 (Call 12/17/40)(a)	13,138	8,709,845
3.38%, 02/08/61 (Call 08/08/60)(a)	19,605	11,574,855
3.63%, 04/06/30 (Call 01/06/30)	9,631	8,509,875
3.94%, 09/21/28 (Call 06/21/28)	10,969	10,190,840
4.23%, 11/06/28 (Call 08/06/28)(a)	17,376	16,322,974
4.81%, 02/13/33 (Call 11/13/32)(a)	18,935	17,311,757
4.89%, 09/11/33 (Call 06/11/33)(a)	13,531	12,387,572
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	14,957	13,794,473
3.72%, 11/28/28 (Call 08/28/28)(a)	5,688	5,208,873
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)	14,461	13,420,525
4.95%, 06/01/47 (Call 12/01/46)	4,976	3,901,591
6.25%, 03/15/38	16,727	15,643,060
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)(a)	8,334	5,239,604
6.75%, 11/15/39(a)	6,279	6,079,054
Chevron Corp.
2.00%, 05/11/27 (Call 03/11/27)(a)	9,964	8,903,232
2.24%, 05/11/30 (Call 02/11/30)	12,278	10,058,901
3.08%, 05/11/50 (Call 11/11/49)(a)	4,834	3,023,370
Chevron USA Inc.
1.02%, 08/12/27 (Call 06/12/27)(a)	7,642	6,543,320
2.34%, 08/12/50 (Call 02/12/50)(a)	1,455	771,213
ConocoPhillips Co.
3.76%, 03/15/42 (Call 09/15/41)	6,162	4,478,527
3.80%, 03/15/52 (Call 09/15/51)(a)	10,874	7,396,901

Security	Par (000)	Value

Oil & Gas (continued)
4.03%, 03/15/62 (Call 09/15/61)(a)	$16,226	$10,925,516
4.30%, 11/15/44 (Call 05/15/44)(a)	6,990	5,387,466
5.05%, 09/15/33 (Call 06/15/33)(a)	14,738	13,734,849
5.30%, 05/15/53 (Call 11/15/52)(a)	10,819	9,405,502
5.55%, 03/15/54 (Call 09/15/53)	9,429	8,409,936
6.50%, 02/01/39(a)	16,797	17,307,709
6.95%, 04/15/29	15,002	16,013,784
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)	10,342	9,525,322
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	12,080	9,211,834
5.00%, 06/15/45 (Call 12/15/44)(a)	2,401	1,851,510
5.60%, 07/15/41 (Call 01/15/41)	16,683	14,162,195
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)(a)	12,005	9,841,803
3.25%, 12/01/26 (Call 10/01/26)	1,992	1,856,603
3.50%, 12/01/29 (Call 09/01/29)(a)	12,784	11,189,794
4.25%, 03/15/52 (Call 09/15/51)(a)	5,106	3,507,238
6.25%, 03/15/33 (Call 12/15/32)(a)	12,037	11,886,600
EOG Resources Inc.
4.38%, 04/15/30 (Call 01/15/30)(a)	5,690	5,263,317
4.95%, 04/15/50 (Call 10/15/49)(a)	2,875	2,414,723
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	11,805	10,860,614
7.00%, 02/01/30 (Call 11/01/29)(a)	7,169	7,254,480
Equinor ASA
2.38%, 05/22/30 (Call 02/22/30)	1,355	1,113,614
3.13%, 04/06/30 (Call 01/06/30)(a)	6,789	5,916,000
3.25%, 11/18/49 (Call 05/18/49)	2,633	1,659,167
3.63%, 09/10/28 (Call 06/10/28)(a)	2,431	2,253,520
3.70%, 04/06/50 (Call 10/06/49)	5,058	3,490,386
3.95%, 05/15/43(a)	6,720	5,088,401
4.80%, 11/08/43	1,960	1,643,140
5.10%, 08/17/40(a)	6,745	5,962,660
Exxon Mobil Corp.
2.44%, 08/16/29 (Call 05/16/29)	10,099	8,610,985
2.61%, 10/15/30 (Call 07/15/30)	15,539	12,901,893
3.00%, 08/16/39 (Call 02/16/39)	6,916	4,807,396
3.10%, 08/16/49 (Call 02/16/49)	13,284	8,260,824
3.29%, 03/19/27 (Call 01/19/27)(a)	9,496	8,921,546
3.45%, 04/15/51 (Call 10/15/50)(a)	26,084	17,131,640
3.48%, 03/19/30 (Call 12/19/29)	15,477	13,712,048
3.57%, 03/06/45 (Call 09/06/44)(a)	9,253	6,446,468
4.11%, 03/01/46 (Call 09/01/45)	22,295	17,006,755
4.23%, 03/19/40 (Call 09/19/39)	17,276	14,019,419
4.33%, 03/19/50 (Call 09/19/49)	24,120	18,670,416
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	9,108	8,716,365
5.60%, 02/15/41(a)	15,206	14,135,563
6.00%, 01/15/40	10,922	10,567,283
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	10,612	9,947,599
6.60%, 10/01/37(a)	13,063	12,478,470
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	1,797	1,358,438
6.50%, 03/01/41 (Call 09/01/40)	17,696	16,811,253
Occidental Petroleum Corp.
6.13%, 01/01/31 (Call 07/01/30)(a)	11,515	11,244,600
6.45%, 09/15/36	11,807	11,460,636
6.60%, 03/15/46 (Call 09/15/45)(a)	10,010	9,592,133
6.63%, 09/01/30 (Call 03/01/30)(a)	17,258	17,325,615

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
7.50%, 05/01/31(a)	$8,931	$9,319,771
8.88%, 07/15/30 (Call 01/15/30)	8,201	9,106,882
Ovintiv Inc., 6.50%, 08/15/34(a)	6,747	6,454,171
Phillips 66
2.15%, 12/15/30 (Call 09/15/30)(a)	9,722	7,498,413
3.30%, 03/15/52 (Call 09/15/51)(a)	3,352	1,968,914
3.90%, 03/15/28 (Call 12/15/27)	8,028	7,443,271
4.65%, 11/15/34 (Call 05/15/34)	6,018	5,231,943
4.88%, 11/15/44 (Call 05/15/44)	10,141	8,291,094
5.88%, 05/01/42(a)	20,556	19,169,773
Phillips 66 Co., 4.95%, 12/01/27 (Call 11/01/27)(a)	12,351	11,998,188
Pioneer Natural Resources Co.
1.90%, 08/15/30 (Call 05/15/30)	7,495	5,863,123
2.15%, 01/15/31 (Call 10/15/30)(a)	5,462	4,292,772
Shell International Finance BV
2.38%, 11/07/29 (Call 08/07/29)	15,443	12,917,934
2.75%, 04/06/30 (Call 01/06/30)(a)	11,996	10,145,128
3.00%, 11/26/51 (Call 05/26/51)	8,692	5,109,018
3.13%, 11/07/49 (Call 05/07/49)(a)	12,346	7,585,121
3.25%, 04/06/50 (Call 10/06/49)(a)	17,683	11,151,878
3.75%, 09/12/46	11,736	8,202,306
3.88%, 11/13/28 (Call 08/13/28)	11,075	10,316,472
4.00%, 05/10/46	20,856	15,308,978
4.13%, 05/11/35	7,225	6,160,648
4.38%, 05/11/45	26,032	20,297,091
4.55%, 08/12/43(a)	14,226	11,499,224
5.50%, 03/25/40	11,699	10,882,912
6.38%, 12/15/38(a)	28,236	28,872,778
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(a)	4,928	3,119,063
4.00%, 11/15/47 (Call 05/15/47)	2,562	1,718,247
6.50%, 06/15/38	14,142	13,553,592
6.80%, 05/15/38(a)	14,413	14,190,548
6.85%, 06/01/39(a)	10,195	9,912,065
TotalEnergies Capital International SA
2.83%, 01/10/30 (Call 10/10/29)(a)	9,831	8,380,724
2.99%, 06/29/41 (Call 12/29/40)(a)	2,322	1,532,080
3.13%, 05/29/50 (Call 11/29/49)(a)	21,985	13,491,128
3.39%, 06/29/60 (Call 12/29/59)(a)	8,125	4,889,683
3.45%, 02/19/29 (Call 11/19/28)(a)	9,365	8,475,991
3.46%, 07/12/49 (Call 01/12/49)(a)	6,429	4,250,209
TotalEnergies Capital SA, 3.88%, 10/11/28	9,341	8,670,301
Valero Energy Corp.
3.65%, 12/01/51 (Call 06/01/51)	5,842	3,546,943
6.63%, 06/15/37(a)	18,646	18,282,578
7.50%, 04/15/32(a)	11,397	12,079,807

		1,092,910,354

Oil & Gas Services — 0.3%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	16,444	14,316,472
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)(a)	10,725	9,768,289
4.08%, 12/15/47 (Call 06/15/47)	4,165	2,963,341
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)(a)	7,328	6,155,537
4.75%, 08/01/43 (Call 02/01/43)(a)	11,893	9,449,796
4.85%, 11/15/35 (Call 05/15/35)	4,404	3,876,796
5.00%, 11/15/45 (Call 05/15/45)	10,197	8,382,828
6.70%, 09/15/38	13,030	13,448,142

Security	Par (000)	Value

Oil & Gas Services (continued)
7.45%, 09/15/39(a)	$13,538	$14,705,138
Schlumberger Investment SA, 2.65%, 06/26/30 (Call 03/26/30)(a)	8,962	7,417,037

		90,483,376

Packaging & Containers — 0.0%
Amcor Flexibles North America Inc., 2.69%, 05/25/31 (Call 02/25/31)	5,828	4,499,769
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)(a)	10,163	9,610,864

		14,110,633

Pharmaceuticals — 7.4%
AbbVie Inc.
2.95%, 11/21/26 (Call 09/21/26)(a)	9,936	9,202,131
3.20%, 11/21/29 (Call 08/21/29)	48,382	42,171,803
4.05%, 11/21/39 (Call 05/21/39)(a)	39,163	30,619,921
4.25%, 11/14/28 (Call 08/14/28)(a)	14,309	13,467,244
4.25%, 11/21/49 (Call 05/21/49)	55,346	41,534,627
4.30%, 05/14/36 (Call 11/14/35)	1,352	1,153,199
4.40%, 11/06/42	27,103	21,537,486
4.45%, 05/14/46 (Call 11/14/45)	21,816	16,998,242
4.50%, 05/14/35 (Call 11/14/34)	17,650	15,434,399
4.55%, 03/15/35 (Call 09/15/34)(a)	10,681	9,396,479
4.70%, 05/14/45 (Call 11/14/44)	27,840	22,633,475
4.75%, 03/15/45 (Call 09/15/44)	9,769	8,015,494
4.85%, 06/15/44 (Call 12/15/43)	12,541	10,498,599
4.88%, 11/14/48 (Call 05/14/48)	19,269	15,939,402
Astrazeneca Finance LLC
1.75%, 05/28/28 (Call 03/28/28)	10,301	8,765,226
2.25%, 05/28/31 (Call 02/28/31)	6,624	5,217,253
4.88%, 03/03/28 (Call 02/03/28)	9,266	9,047,873
AstraZeneca PLC
1.38%, 08/06/30 (Call 05/06/30)	11,464	8,745,322
3.00%, 05/28/51 (Call 11/28/50)	1,400	862,846
3.13%, 06/12/27 (Call 03/12/27)(a)	5,590	5,170,773
4.00%, 01/17/29 (Call 10/17/28)	8,255	7,684,191
4.00%, 09/18/42(a)	15,436	11,918,389
4.38%, 11/16/45(a)	1,100	874,650
4.38%, 08/17/48 (Call 02/17/48)	2,203	1,743,636
6.45%, 09/15/37(a)	31,764	33,075,875
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)(a)	15,373	11,698,996
2.82%, 05/20/30 (Call 02/20/30)(a)	10,241	8,435,901
3.70%, 06/06/27 (Call 03/06/27)(a)	24,061	22,401,149
4.67%, 06/06/47 (Call 12/06/46)	12,095	9,475,736
4.69%, 02/13/28 (Call 01/13/28)	11,611	11,115,110
4.69%, 12/15/44 (Call 06/15/44)	5,884	4,678,468
Bristol-Myers Squibb Co.
1.13%, 11/13/27 (Call 09/13/27)(a)	6,302	5,355,014
1.45%, 11/13/30 (Call 08/13/30)	9,933	7,492,785
2.35%, 11/13/40 (Call 05/13/40)	8,406	5,058,071
2.55%, 11/13/50 (Call 05/13/50)(a)	14,321	7,618,990
2.95%, 03/15/32 (Call 12/15/31)(a)	15,093	12,262,379
3.40%, 07/26/29 (Call 04/26/29)	19,134	17,172,908
3.55%, 03/15/42 (Call 09/15/41)(a)	12,082	8,568,745
3.70%, 03/15/52 (Call 09/15/51)(a)	19,292	12,963,392
3.90%, 02/20/28 (Call 11/20/27)	11,534	10,848,945
3.90%, 03/15/62 (Call 09/15/61)(a)	8,367	5,483,902
4.13%, 06/15/39 (Call 12/15/38)	18,971	15,072,651
4.25%, 10/26/49 (Call 04/26/49)	34,450	25,636,767
4.35%, 11/15/47 (Call 05/15/47)(a)	12,771	9,716,672

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.55%, 02/20/48 (Call 08/20/47)	$11,700	$9,211,394
5.75%, 02/01/31 (Call 12/01/30)	8,700	8,694,913
5.90%, 11/15/33 (Call 08/15/33)	6,395	6,380,958
6.25%, 11/15/53 (Call 05/15/53)	5,410	5,381,174
6.40%, 11/15/63 (Call 05/15/63)	5,460	5,654,920
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(a)	5,242	4,804,030
Cencora Inc.
2.70%, 03/15/31 (Call 12/15/30)(a)	10,689	8,464,114
3.45%, 12/15/27 (Call 09/15/27)(a)	3,713	3,420,605
Cigna Group (The)
2.38%, 03/15/31 (Call 12/15/30)	16,396	12,782,122
2.40%, 03/15/30 (Call 12/15/29)	13,971	11,275,924
3.20%, 03/15/40 (Call 09/15/39)	6,148	4,158,270
3.40%, 03/01/27 (Call 12/01/26)(a)	8,409	7,796,141
3.40%, 03/15/50 (Call 09/15/49)(a)	11,543	7,128,780
3.40%, 03/15/51 (Call 09/15/50)	14,350	8,834,358
3.88%, 10/15/47 (Call 04/15/47)	8,735	5,953,420
4.38%, 10/15/28 (Call 07/15/28)	38,451	35,924,346
4.80%, 08/15/38 (Call 02/15/38)(a)	16,625	14,091,549
4.80%, 07/15/46 (Call 01/16/46)	10,686	8,470,266
4.90%, 12/15/48 (Call 06/15/48)	25,114	20,094,892
5.40%, 03/15/33 (Call 12/15/32)	8,344	7,884,060
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	16,863	14,227,116
1.75%, 08/21/30 (Call 05/21/30)(a)	9,986	7,548,924
1.88%, 02/28/31 (Call 11/28/30)(a)	12,043	8,963,800
2.13%, 09/15/31 (Call 06/15/31)(a)	12,863	9,584,136
2.70%, 08/21/40 (Call 02/21/40)(a)	12,807	7,762,248
3.25%, 08/15/29 (Call 05/15/29)	14,866	12,836,049
3.63%, 04/01/27 (Call 02/01/27)(a)	5,153	4,785,790
3.75%, 04/01/30 (Call 01/01/30)	12,619	10,965,414
4.13%, 04/01/40 (Call 10/01/39)	11,000	8,157,249
4.25%, 04/01/50 (Call 10/01/49)	8,008	5,550,301
4.30%, 03/25/28 (Call 12/25/27)	43,404	40,669,196
4.78%, 03/25/38 (Call 09/25/37)	39,483	32,641,117
5.00%, 01/30/29 (Call 12/30/28)	8,266	7,917,177
5.05%, 03/25/48 (Call 09/25/47)(a)	73,594	57,792,824
5.13%, 02/21/30 (Call 12/21/29)	11,598	10,987,520
5.13%, 07/20/45 (Call 01/20/45)	33,215	26,533,859
5.25%, 01/30/31 (Call 11/30/30)(a)	7,268	6,838,328
5.25%, 02/21/33 (Call 11/21/32)(a)	16,205	14,953,120
5.30%, 06/01/33 (Call 03/01/33)(a)	12,669	11,702,305
5.30%, 12/05/43 (Call 06/05/43)	8,640	7,173,456
5.63%, 02/21/53 (Call 08/21/52)	13,327	11,283,660
5.88%, 06/01/53 (Call 12/01/52)(a)	12,844	11,223,464
6.00%, 06/01/63 (Call 12/01/62)	6,092	5,265,863
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	6,278	3,286,976
2.50%, 09/15/60 (Call 03/15/60)	6,475	3,249,008
3.38%, 03/15/29 (Call 12/15/28)	12,772	11,617,549
3.95%, 03/15/49 (Call 09/15/48)	5,476	4,137,230
4.70%, 02/27/33 (Call 11/27/32)	12,692	11,912,365
4.88%, 02/27/53 (Call 08/27/52)(a)	9,875	8,573,973
4.95%, 02/27/63 (Call 08/27/62)	10,240	8,714,803
GlaxoSmithKline Capital Inc.
3.88%, 05/15/28(a)	12,142	11,378,579
6.38%, 05/15/38	32,027	33,313,803
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)(a)	5,464	4,921,236

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson
0.95%, 09/01/27 (Call 07/01/27)	$19,503	$16,696,963
1.30%, 09/01/30 (Call 06/01/30)(a)	18,931	14,620,105
2.10%, 09/01/40 (Call 03/01/40)(a)	6,136	3,728,763
2.25%, 09/01/50 (Call 03/01/50)(a)	5,163	2,772,087
2.45%, 09/01/60 (Call 03/01/60)(a)	9,826	5,040,520
2.90%, 01/15/28 (Call 10/15/27)(a)	14,818	13,562,335
2.95%, 03/03/27 (Call 12/03/26)	9,651	8,996,578
3.40%, 01/15/38 (Call 07/15/37)	5,037	3,906,974
3.50%, 01/15/48 (Call 07/15/47)(a)	6,157	4,363,578
3.55%, 03/01/36 (Call 09/01/35)	8,397	6,873,913
3.63%, 03/03/37 (Call 09/03/36)	11,803	9,581,503
3.70%, 03/01/46 (Call 09/01/45)	17,434	12,867,097
3.75%, 03/03/47 (Call 09/03/46)(a)	6,453	4,774,090
4.38%, 12/05/33 (Call 06/05/33)	5,152	4,796,158
5.95%, 08/15/37	10,995	11,215,574
Merck & Co. Inc.
1.45%, 06/24/30 (Call 03/24/30)	10,770	8,268,088
1.70%, 06/10/27 (Call 05/10/27)	9,629	8,487,913
1.90%, 12/10/28 (Call 10/10/28)(a)	8,945	7,568,037
2.15%, 12/10/31 (Call 09/10/31)(a)	16,501	12,726,124
2.35%, 06/24/40 (Call 12/24/39)	10,910	6,776,222
2.45%, 06/24/50 (Call 12/24/49)(a)	13,079	6,996,603
2.75%, 12/10/51 (Call 06/10/51)	18,859	10,659,150
2.90%, 12/10/61 (Call 06/10/61)(a)	12,653	6,751,467
3.40%, 03/07/29 (Call 12/07/28)	15,059	13,606,409
3.70%, 02/10/45 (Call 08/10/44)	20,627	14,763,825
3.90%, 03/07/39 (Call 09/07/38)(a)	11,054	8,781,953
4.00%, 03/07/49 (Call 09/07/48)	15,308	11,325,091
4.15%, 05/18/43	13,625	10,711,170
4.30%, 05/17/30 (Call 03/17/30)(a)	6,199	5,753,867
4.50%, 05/17/33 (Call 02/17/33)	13,812	12,550,586
4.90%, 05/17/44 (Call 11/17/43)	8,860	7,657,795
5.00%, 05/17/53 (Call 11/17/52)(a)	15,291	13,092,962
5.15%, 05/17/63 (Call 11/17/62)(a)	8,337	7,106,328
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)	11,182	10,173,668
5.20%, 04/15/48 (Call 10/15/47)	5,205	3,585,851
Novartis Capital Corp.
2.00%, 02/14/27 (Call 12/14/26)	9,011	8,108,761
2.20%, 08/14/30 (Call 05/14/30)(a)	16,269	13,232,759
2.75%, 08/14/50 (Call 02/14/50)(a)	5,761	3,416,311
3.10%, 05/17/27 (Call 02/17/27)	15,576	14,471,286
4.00%, 11/20/45 (Call 05/20/45)	5,044	3,853,295
4.40%, 05/06/44	12,070	9,823,762
Pfizer Inc.
1.70%, 05/28/30 (Call 02/28/30)(a)	12,378	9,746,797
1.75%, 08/18/31 (Call 05/18/31)	6,473	4,883,763
2.55%, 05/28/40 (Call 11/28/39)	13,121	8,340,570
2.63%, 04/01/30 (Call 01/01/30)(a)	13,769	11,515,406
2.70%, 05/28/50 (Call 11/28/49)(a)	14,894	8,604,270
3.00%, 12/15/26(a)	6,272	5,846,542
3.45%, 03/15/29 (Call 12/15/28)(a)	17,651	16,039,919
3.60%, 09/15/28 (Call 06/15/28)(a)	9,677	8,943,337
3.90%, 03/15/39 (Call 09/15/38)(a)	9,871	7,725,337
4.00%, 12/15/36	1,937	1,608,936
4.00%, 03/15/49 (Call 09/15/48)	14,352	10,633,951
4.13%, 12/15/46	12,755	9,756,973
4.20%, 09/15/48 (Call 03/15/48)(a)	12,532	9,608,352
4.30%, 06/15/43	7,629	6,066,101
4.40%, 05/15/44(a)	13,270	10,739,554

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
7.20%, 03/15/39	$20,919	$23,029,625
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/28 (Call 04/19/28)	36,223	34,637,929
4.65%, 05/19/30 (Call 03/19/30)	6,638	6,243,640
4.75%, 05/19/33 (Call 02/19/33)	46,385	42,602,595
5.11%, 05/19/43 (Call 11/19/42)(a)	23,904	20,993,717
5.30%, 05/19/53 (Call 11/19/52)	69,581	60,932,840
5.34%, 05/19/63 (Call 11/19/62)	26,474	22,663,703
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	28,013	22,136,833
3.03%, 07/09/40 (Call 01/09/40)(a)	8,181	5,385,949
3.18%, 07/09/50 (Call 01/09/50)	18,938	11,221,943
3.38%, 07/09/60 (Call 01/09/60)	7,587	4,339,614
5.00%, 11/26/28 (Call 08/26/28)	17,090	16,503,705
Utah Acquisition Sub Inc., 5.25%, 06/15/46 (Call 12/15/45)(a)	7,720	5,415,252
Viatris Inc.
2.30%, 06/22/27 (Call 04/22/27)	10,374	8,898,688
2.70%, 06/22/30 (Call 03/22/30)(a)	11,797	9,059,654
3.85%, 06/22/40 (Call 12/22/39)	13,895	8,657,207
4.00%, 06/22/50 (Call 12/22/49)(a)	18,546	10,642,023
Wyeth LLC
5.95%, 04/01/37	20,869	20,570,728
6.50%, 02/01/34	9,886	10,253,811
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	5,373	4,234,184
3.00%, 09/12/27 (Call 06/12/27)(a)	1,986	1,805,115
4.70%, 02/01/43 (Call 08/01/42)	9,337	7,668,047
5.60%, 11/16/32 (Call 08/16/32)	7,530	7,313,575

		2,054,955,496

Pipelines — 3.7%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29 (Call 05/18/29)(a)	12,051	10,502,802
5.13%, 06/30/27 (Call 01/01/27)	15,428	14,891,649
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	15,138	13,834,921
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	11,867	9,209,264
4.00%, 03/01/31 (Call 03/01/26)	11,812	9,878,376
4.50%, 10/01/29 (Call 10/01/24)(a)	14,481	12,965,708
5.95%, 06/30/33 (Call 12/30/32)(c)	13,740	12,812,550
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)(a)	6,886	4,963,195
3.13%, 11/15/29 (Call 08/15/29)	6,274	5,317,344
3.40%, 08/01/51 (Call 02/01/51)(a)	1,364	805,243
4.25%, 12/01/26 (Call 09/01/26)(a)	2,628	2,496,543
5.50%, 12/01/46 (Call 06/01/46)	1,885	1,568,535
5.70%, 03/08/33 (Call 12/08/32)(a)	20,084	18,763,276
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)	12,324	10,531,715
4.00%, 10/01/27 (Call 07/01/27)	6,505	5,990,180
4.95%, 05/15/28 (Call 02/15/28)	6,165	5,832,822
4.95%, 06/15/28 (Call 03/15/28)	9,691	9,159,970
5.00%, 05/15/50 (Call 11/15/49)(a)	19,428	14,566,708
5.15%, 03/15/45 (Call 09/15/44)(a)	9,270	7,163,558
5.25%, 04/15/29 (Call 01/15/29)	13,718	13,020,438
5.30%, 04/15/47 (Call 10/15/46)	9,500	7,367,326
5.35%, 05/15/45 (Call 11/15/44)	8,064	6,338,249
5.40%, 10/01/47 (Call 04/01/47)	14,219	11,178,770
5.50%, 06/01/27 (Call 03/01/27)	8,295	8,088,220
5.55%, 02/15/28 (Call 01/15/28)	8,844	8,584,086

Security	Par (000)	Value

Pipelines (continued)
5.75%, 02/15/33 (Call 11/15/32)(a)	$10,658	$9,973,497
6.00%, 06/15/48 (Call 12/15/47)	9,534	8,100,722
6.13%, 12/15/45 (Call 06/15/45)	10,121	8,742,364
6.25%, 04/15/49 (Call 10/15/48)(a)	15,835	13,938,555
6.40%, 12/01/30 (Call 10/01/30)	4,316	4,265,374
6.50%, 02/01/42 (Call 08/01/41)(a)	10,504	9,663,832
6.55%, 12/01/33 (Call 09/01/33)	3,013	2,968,991
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	10,059	8,402,412
3.13%, 07/31/29 (Call 04/30/29)	9,641	8,371,681
3.20%, 02/15/52 (Call 08/15/51)	11,359	6,852,659
3.30%, 02/15/53 (Call 08/15/52)(a)	10,623	6,495,209
3.70%, 01/31/51 (Call 07/31/50)(a)	10,967	7,334,543
3.95%, 01/31/60 (Call 07/31/59)(a)	9,875	6,566,664
4.15%, 10/16/28 (Call 07/16/28)(a)	9,939	9,236,240
4.20%, 01/31/50 (Call 07/31/49)	12,392	9,026,365
4.25%, 02/15/48 (Call 08/15/47)	12,307	9,201,679
4.45%, 02/15/43 (Call 08/15/42)	9,947	7,826,303
4.80%, 02/01/49 (Call 08/01/48)	11,573	9,324,222
4.85%, 08/15/42 (Call 02/15/42)	6,652	5,569,964
4.85%, 03/15/44 (Call 09/15/43)(a)	12,224	10,107,918
4.90%, 05/15/46 (Call 11/15/45)	10,135	8,339,407
5.10%, 02/15/45 (Call 08/15/44)(a)	12,150	10,318,299
5.35%, 01/31/33 (Call 10/31/32)	7,976	7,598,736
5.95%, 02/01/41	8,948	8,485,472
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	6,477	5,273,748
6.95%, 01/15/38(a)	17,617	17,543,639
Kinder Morgan Inc.
2.00%, 02/15/31 (Call 11/15/30)(a)	3,651	2,724,461
3.60%, 02/15/51 (Call 08/15/50)	11,088	6,674,785
4.30%, 03/01/28 (Call 12/01/27)	11,454	10,651,265
4.80%, 02/01/33 (Call 11/01/32)	3,943	3,448,286
5.05%, 02/15/46 (Call 08/15/45)	7,991	6,095,295
5.20%, 06/01/33 (Call 03/01/33)(a)	10,505	9,458,285
5.20%, 03/01/48 (Call 09/01/47)(a)	7,231	5,608,392
5.30%, 12/01/34 (Call 06/01/34)	2,888	2,550,164
5.45%, 08/01/52 (Call 02/01/52)(a)	6,984	5,627,531
5.55%, 06/01/45 (Call 12/01/44)	15,673	12,905,692
7.75%, 01/15/32	15,193	16,121,932
Magellan Midstream Partners LP, 3.95%, 03/01/50 (Call 09/01/49)(a)	4,962	3,133,772
MPLX LP
2.65%, 08/15/30 (Call 05/15/30)	12,924	10,215,436
4.00%, 03/15/28 (Call 12/15/27)	15,480	14,182,932
4.13%, 03/01/27 (Call 12/01/26)	13,571	12,751,834
4.50%, 04/15/38 (Call 10/15/37)	11,077	8,621,396
4.70%, 04/15/48 (Call 10/15/47)	13,992	10,111,033
4.80%, 02/15/29 (Call 11/15/28)(a)	5,945	5,562,256
4.95%, 09/01/32 (Call 06/01/32)	8,187	7,267,981
4.95%, 03/14/52 (Call 09/14/51)	13,371	9,890,693
5.00%, 03/01/33 (Call 12/01/32)	9,549	8,452,598
5.20%, 03/01/47 (Call 09/01/46)(a)	9,469	7,308,616
5.50%, 02/15/49 (Call 08/15/48)	13,405	10,797,470
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)	4,889	4,033,040
3.40%, 09/01/29 (Call 06/01/29)	4,603	3,948,979
4.55%, 07/15/28 (Call 04/15/28)(a)	2,015	1,879,438
5.20%, 07/15/48 (Call 01/15/48)(a)	5,628	4,340,807
5.65%, 11/01/28 (Call 10/01/28)(a)	10,101	9,856,320
6.05%, 09/01/33 (Call 06/01/33)(a)	13,665	13,099,911

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.10%, 11/15/32 (Call 08/15/32)	$4,080	$3,934,186
6.63%, 09/01/53 (Call 03/01/53)	16,991	15,873,572
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	7,540	6,404,781
3.80%, 09/15/30 (Call 06/15/30)	6,578	5,540,000
4.50%, 12/15/26 (Call 09/15/26)(a)	3,592	3,423,068
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	14,831	13,653,390
4.50%, 05/15/30 (Call 11/15/29)(a)	17,528	15,702,227
5.00%, 03/15/27 (Call 09/15/26)	12,707	12,233,535
Targa Resources Corp.
4.00%, 01/15/32 (Call 07/15/26)	11,649	9,562,746
4.20%, 02/01/33 (Call 11/01/32)	9,935	8,254,724
4.88%, 02/01/31 (Call 02/01/26)	10,830	9,555,095
4.95%, 04/15/52 (Call 10/15/51)	8,557	6,269,251
5.20%, 07/01/27 (Call 06/01/27)	10,241	9,911,618
5.50%, 03/01/30 (Call 03/01/25)	8,726	8,047,344
6.13%, 03/15/33 (Call 12/15/32)(a)	10,431	10,000,856
6.50%, 07/15/27 (Call 12/01/23)(a)	9,373	9,264,273
6.50%, 02/15/53 (Call 08/15/52)(a)	7,920	7,259,802
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)(a)	5,504	4,150,390
4.10%, 04/15/30 (Call 01/15/30)	9,130	8,006,528
4.25%, 05/15/28 (Call 02/15/28)(a)	18,775	17,351,373
4.63%, 03/01/34 (Call 12/01/33)(a)	4,564	3,857,404
4.88%, 05/15/48 (Call 11/15/47)(a)	5,045	3,821,526
5.10%, 03/15/49 (Call 09/15/48)(a)	4,913	3,839,258
6.10%, 06/01/40	13,091	12,030,670
6.20%, 10/15/37(a)	17,919	16,725,215
7.63%, 01/15/39(a)	15,707	16,608,568
Western Midstream Operating LP
4.05%, 02/01/30 (Call 11/01/29)(a)	16,937	14,638,348
5.25%, 02/01/50 (Call 08/01/49)	8,380	6,155,924
6.15%, 04/01/33 (Call 01/01/33)(a)	10,441	9,842,954
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)	13,866	10,802,001
3.50%, 11/15/30 (Call 08/15/30)	9,131	7,695,358
3.75%, 06/15/27 (Call 03/15/27)(a)	19,445	17,970,235
4.65%, 08/15/32 (Call 05/15/32)(a)	9,175	8,090,065
4.85%, 03/01/48 (Call 09/01/47)	5,808	4,449,755
5.10%, 09/15/45 (Call 03/15/45)(a)	6,594	5,293,577
5.30%, 08/15/28 (Call 07/15/28)	6,323	6,097,249
5.30%, 08/15/52 (Call 02/15/52)(a)	4,064	3,304,013
5.65%, 03/15/33 (Call 12/15/32)(a)	6,241	5,891,230
6.30%, 04/15/40	15,988	15,022,018

		1,029,214,670

Real Estate — 0.0%
CBRE Services Inc., 5.95%, 08/15/34 (Call 05/15/34)	8,585	7,771,512

Real Estate Investment Trusts — 2.1%
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)(a)	5,184	3,534,238
2.00%, 05/18/32 (Call 02/18/32)	16,774	11,791,166
2.95%, 03/15/34 (Call 12/15/33)	15,706	11,455,730
3.00%, 05/18/51 (Call 11/18/50)(a)	4,689	2,490,557
3.38%, 08/15/31 (Call 05/15/31)	3,141	2,543,780
3.55%, 03/15/52 (Call 09/15/51)	11,259	6,714,658
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	6,812	5,039,681

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.10%, 06/15/30 (Call 03/15/30)	$8,434	$6,428,526
2.75%, 01/15/27 (Call 11/15/26)	4,410	3,951,494
2.90%, 01/15/30 (Call 10/15/29)	6,744	5,498,335
2.95%, 01/15/51 (Call 07/15/50)(a)	6,402	3,417,763
3.10%, 06/15/50 (Call 12/15/49)	5,427	2,990,469
3.55%, 07/15/27 (Call 04/15/27)(a)	12,766	11,615,317
3.80%, 08/15/29 (Call 05/15/29)	18,942	16,578,826
5.55%, 07/15/33 (Call 04/15/33)	9,063	8,366,719
5.65%, 03/15/33 (Call 12/15/32)(a)	12,304	11,440,850
5.80%, 11/15/28 (Call 10/15/28)	13,139	12,838,242
5.90%, 11/15/33 (Call 08/15/33)	12,031	11,396,627
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)(a)	12,342	8,030,236
2.55%, 04/01/32 (Call 01/01/32)	12,413	8,594,404
3.25%, 01/30/31 (Call 10/30/30)	6,850	5,196,912
3.40%, 06/21/29 (Call 03/21/29)	11,839	9,591,476
4.50%, 12/01/28 (Call 09/01/28)	12,532	11,029,249
6.50%, 01/15/34 (Call 10/15/33)(a)	7,574	6,918,763
6.75%, 12/01/27 (Call 11/01/27)(a)	9,030	8,892,381
Brixmor Operating Partnership LP
4.05%, 07/01/30 (Call 04/01/30)(a)	8,398	7,162,012
4.13%, 05/15/29 (Call 02/15/29)	6,359	5,568,942
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)(a)	11,124	6,716,049
3.25%, 01/15/51 (Call 07/15/50)(a)	5,765	3,260,628
5.00%, 01/11/28 (Call 12/11/27)	18,355	17,423,475
5.10%, 05/01/33 (Call 02/01/33)	6,108	5,429,859
Crown Castle International Corp.
2.10%, 04/01/31 (Call 01/01/31)(a)	8,930	6,622,881
2.25%, 01/15/31 (Call 10/15/30)(a)	10,991	8,293,096
2.50%, 07/15/31 (Call 04/15/31)	6,761	5,110,075
2.90%, 03/15/27 (Call 02/15/27)	13,164	11,806,494
3.30%, 07/01/30 (Call 04/01/30)	8,413	6,918,684
3.65%, 09/01/27 (Call 06/01/27)	12,776	11,610,954
3.80%, 02/15/28 (Call 11/15/27)	16,979	15,311,557
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	9,056	7,854,106
3.70%, 08/15/27 (Call 05/15/27)	7,224	6,601,834
5.55%, 01/15/28 (Call 12/15/27)	9,349	9,067,230
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)	6,709	5,149,862
2.50%, 05/15/31 (Call 02/15/31)	16,066	12,258,229
3.20%, 11/18/29 (Call 08/18/29)(a)	16,791	14,194,902
3.90%, 04/15/32 (Call 01/15/32)	15,816	13,162,066
ERP Operating LP, 4.50%, 07/01/44 (Call 01/01/44)(a)	6,064	4,558,791
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)(a)	3,145	2,375,242
5.30%, 01/15/29 (Call 10/15/28)	9,838	8,973,926
Healthcare Realty Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)(a)	8,907	6,491,012
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	7,714	6,348,526
Healthpeak Properties Interim Inc., 5.25%, 12/15/32 (Call 09/15/32)(a)	8,140	7,372,025
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	15,054	11,001,007
2.25%, 04/15/30 (Call 01/15/30)	9,969	7,962,350
4.75%, 06/15/33 (Call 03/15/33)(a)	3,434	3,073,537
4.88%, 06/15/28 (Call 05/15/28)	6,919	6,644,008
5.13%, 01/15/34 (Call 10/15/33)	5,579	5,111,509

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 06/15/53 (Call 12/15/52)(a)	$8,191	$6,888,499
Realty Income Corp.
3.25%, 01/15/31 (Call 10/15/30)	9,572	7,857,999
5.63%, 10/13/32 (Call 07/13/32)(a)	7,015	6,628,928
Simon Property Group LP
1.75%, 02/01/28 (Call 11/01/27)(a)	8,703	7,302,880
2.45%, 09/13/29 (Call 06/13/29)(a)	15,093	12,327,922
2.65%, 07/15/30 (Call 04/15/30)	7,559	6,100,677
3.25%, 11/30/26 (Call 08/30/26)	2,457	2,272,151
3.25%, 09/13/49 (Call 03/13/49)(a)	10,981	6,353,848
3.38%, 06/15/27 (Call 03/15/27)	5,912	5,406,220
3.38%, 12/01/27 (Call 09/01/27)(a)	7,738	7,002,522
3.80%, 07/15/50 (Call 01/15/50)(a)	5,879	3,733,884
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	7,184	6,571,324
VICI Properties LP
4.75%, 02/15/28 (Call 01/15/28)	13,224	12,187,639
4.95%, 02/15/30 (Call 12/15/29)(a)	14,205	12,640,872
5.13%, 05/15/32 (Call 02/15/32)(a)	12,166	10,495,945
5.63%, 05/15/52 (Call 11/15/51)	5,042	3,916,770
Welltower OP LLC
2.80%, 06/01/31 (Call 03/01/31)	8,208	6,425,164
3.10%, 01/15/30 (Call 10/15/29)	7,426	6,170,577
4.25%, 04/15/28 (Call 01/15/28)(a)	6,154	5,679,321
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	7,221	6,401,871
4.00%, 04/15/30 (Call 01/15/30)	8,282	7,232,139

		595,378,419

Retail — 3.2%
AutoZone Inc.
4.00%, 04/15/30 (Call 01/15/30)(a)	8,961	7,893,587
4.75%, 08/01/32 (Call 05/01/32)(a)	6,234	5,532,814
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	8,893	7,741,878
1.60%, 04/20/30 (Call 01/20/30)(a)	18,144	14,344,683
1.75%, 04/20/32 (Call 01/20/32)(a)	1,984	1,484,389
3.00%, 05/18/27 (Call 02/18/27)(a)	6,246	5,786,968
Dollar General Corp.
3.50%, 04/03/30 (Call 01/03/30)	11,788	9,958,150
5.45%, 07/05/33 (Call 04/05/33)(a)	5,894	5,380,045
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)	2,494	1,891,452
4.20%, 05/15/28 (Call 02/15/28)	8,871	8,169,071
Home Depot Inc. (The)
1.38%, 03/15/31 (Call 12/15/30)(a)	9,904	7,320,082
1.50%, 09/15/28 (Call 07/15/28)(a)	8,406	6,991,748
1.88%, 09/15/31 (Call 06/15/31)(a)	8,998	6,800,921
2.38%, 03/15/51 (Call 09/15/50)	14,528	7,432,808
2.50%, 04/15/27 (Call 02/15/27)	4,048	3,674,152
2.70%, 04/15/30 (Call 01/15/30)(a)	14,002	11,725,112
2.75%, 09/15/51 (Call 03/15/51)(a)	11,847	6,613,896
2.80%, 09/14/27 (Call 06/14/27)	6,850	6,232,704
2.88%, 04/15/27 (Call 03/15/27)(a)	4,340	3,988,348
2.95%, 06/15/29 (Call 03/15/29)(a)	14,364	12,601,016
3.13%, 12/15/49 (Call 06/15/49)(a)	13,603	8,275,528
3.25%, 04/15/32 (Call 01/15/32)(a)	10,362	8,634,053
3.30%, 04/15/40 (Call 10/15/39)	13,658	9,670,062
3.35%, 04/15/50 (Call 10/15/49)	14,659	9,328,417
3.50%, 09/15/56 (Call 03/15/56)(a)	1,962	1,240,095
3.63%, 04/15/52 (Call 10/15/51)(a)	15,502	10,340,363
3.90%, 12/06/28 (Call 09/06/28)(a)	9,540	8,871,843

Security	Par (000)	Value

Retail (continued)
3.90%, 06/15/47 (Call 12/15/46)(a)	$12,984	$9,282,776
4.20%, 04/01/43 (Call 10/01/42)	8,567	6,642,805
4.25%, 04/01/46 (Call 10/01/45)	14,232	10,828,504
4.40%, 03/15/45 (Call 09/15/44)	11,385	8,929,015
4.50%, 09/15/32 (Call 06/15/32)(a)	10,125	9,292,377
4.50%, 12/06/48 (Call 06/06/48)	15,115	11,920,076
4.88%, 02/15/44 (Call 08/15/43)	10,872	9,145,683
4.95%, 09/15/52 (Call 03/15/52)(a)	10,016	8,435,648
5.88%, 12/16/36(a)	25,587	25,349,998
5.95%, 04/01/41 (Call 10/01/40)	11,536	11,178,303
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)(a)	8,766	7,246,868
1.70%, 09/15/28 (Call 07/15/28)(a)	9,552	7,902,698
1.70%, 10/15/30 (Call 07/15/30)(a)	10,568	7,944,949
2.63%, 04/01/31 (Call 01/01/31)	8,868	7,006,020
2.80%, 09/15/41 (Call 03/15/41)	13,369	8,127,392
3.00%, 10/15/50 (Call 04/15/50)	18,770	10,318,094
3.10%, 05/03/27 (Call 02/03/27)(a)	13,709	12,567,664
3.35%, 04/01/27 (Call 03/01/27)(a)	7,541	6,985,117
3.65%, 04/05/29 (Call 01/05/29)	14,101	12,650,894
3.70%, 04/15/46 (Call 10/15/45)	15,414	10,141,718
3.75%, 04/01/32 (Call 01/01/32)	14,257	11,960,089
4.05%, 05/03/47 (Call 11/03/46)	16,948	11,695,905
4.25%, 04/01/52 (Call 10/01/51)	16,534	11,460,251
4.45%, 04/01/62 (Call 10/01/61)	7,846	5,358,709
4.50%, 04/15/30 (Call 01/15/30)	11,395	10,439,215
5.00%, 04/15/33 (Call 01/15/33)(a)	7,909	7,207,558
5.15%, 07/01/33 (Call 04/01/33)(a)	10,826	9,912,050
5.63%, 04/15/53 (Call 10/15/52)(a)	15,511	13,367,949
5.80%, 09/15/62 (Call 03/15/62)	5,663	4,798,570
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)	5,499	4,422,444
2.63%, 09/01/29 (Call 06/01/29)(a)	9,926	8,463,308
3.50%, 03/01/27 (Call 12/01/26)	4,653	4,347,445
3.50%, 07/01/27 (Call 05/01/27)(a)	7,348	6,824,414
3.60%, 07/01/30 (Call 04/01/30)(a)	9,171	8,038,252
3.63%, 09/01/49 (Call 03/01/49)	16,840	11,130,940
3.80%, 04/01/28 (Call 01/01/28)(a)	6,907	6,415,002
4.20%, 04/01/50 (Call 10/01/49)(a)	8,119	5,922,291
4.45%, 03/01/47 (Call 09/01/46)	10,606	8,148,641
4.45%, 09/01/48 (Call 03/01/48)	7,682	5,882,761
4.60%, 09/09/32 (Call 06/09/32)	1,387	1,272,037
4.70%, 12/09/35 (Call 06/09/35)	1,880	1,652,858
4.88%, 12/09/45 (Call 06/09/45)	16,645	13,697,688
5.15%, 09/09/52 (Call 03/09/52)(a)	7,871	6,637,028
5.45%, 08/14/53 (Call 02/14/53)	8,069	7,110,469
6.30%, 10/15/37	12,285	12,348,511
6.30%, 03/01/38	11,572	11,652,894
O’Reilly Automotive Inc.
3.60%, 09/01/27 (Call 06/01/27)(a)	1,763	1,635,084
4.70%, 06/15/32 (Call 03/15/32)(a)	3,936	3,524,741
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)(a)	7,803	6,296,521
2.55%, 11/15/30 (Call 08/15/30)	11,757	9,462,418
3.00%, 02/14/32 (Call 11/14/31)	7,964	6,427,242
3.50%, 11/15/50 (Call 05/15/50)	11,406	7,310,905
3.55%, 08/15/29 (Call 05/15/29)(a)	10,822	9,682,608
4.00%, 11/15/28 (Call 08/15/28)(a)	9,794	9,111,342
4.45%, 08/15/49 (Call 02/15/49)	7,093	5,332,867
4.50%, 11/15/48 (Call 05/15/48)(a)	7,631	5,806,432

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)(a)	$2,218	$1,997,046
2.35%, 02/15/30 (Call 11/15/29)(a)	10,347	8,497,571
2.95%, 01/15/52 (Call 07/15/51)(a)	4,907	2,829,856
3.38%, 04/15/29 (Call 01/15/29)(a)	13,216	11,939,978
4.00%, 07/01/42(a)	15,486	12,006,000
4.50%, 09/15/32 (Call 06/15/32)(a)	7,034	6,384,314
4.80%, 01/15/53 (Call 07/15/52)(a)	7,200	5,848,271
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (Call 10/15/49)(a)	1,689	981,583
4.80%, 11/18/44 (Call 05/18/44)(a)	2,722	1,812,048
Walmart Inc.
1.50%, 09/22/28 (Call 07/22/28)(a)	13,064	10,971,913
1.80%, 09/22/31 (Call 06/22/31)(a)	27,009	20,781,913
2.50%, 09/22/41 (Call 03/22/41)	10,365	6,551,777
2.65%, 09/22/51 (Call 03/22/51)(a)	13,811	7,946,468
3.70%, 06/26/28 (Call 03/26/28)(a)	15,383	14,474,232
3.90%, 04/15/28 (Call 03/15/28)(a)	7,268	6,892,530
3.95%, 09/09/27 (Call 08/09/27)(a)	11,233	10,758,233
4.05%, 06/29/48 (Call 12/29/47)	14,193	10,942,766
4.10%, 04/15/33 (Call 01/15/33)(a)	7,171	6,421,374
4.15%, 09/09/32 (Call 06/09/32)(a)	4,920	4,485,926
4.50%, 09/09/52 (Call 03/09/52)	9,963	8,091,636
4.50%, 04/15/53 (Call 10/15/52)	14,350	11,657,363
5.25%, 09/01/35(a)	19,328	18,873,933
6.20%, 04/15/38	9,623	10,042,042
6.50%, 08/15/37(a)	7,301	7,830,098

		883,597,094

Semiconductors — 3.4%
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	17,662	14,786,858
2.10%, 10/01/31 (Call 07/01/31)(a)	10,428	8,038,034
2.80%, 10/01/41 (Call 04/01/41)(a)	3,378	2,149,547
2.95%, 10/01/51 (Call 04/01/51)(a)	7,144	4,188,353
3.50%, 12/05/26 (Call 09/05/26)	1,210	1,142,870
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)(a)	9,306	7,321,177
2.75%, 06/01/50 (Call 12/01/49)(a)	2,418	1,430,796
3.30%, 04/01/27 (Call 01/01/27)(a)	3,873	3,611,425
4.35%, 04/01/47 (Call 10/01/46)	5,374	4,296,597
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/28 (Call 10/15/27)	8,181	7,358,427
3.88%, 01/15/27 (Call 10/15/26)	6,932	6,481,961
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)(c)	9,484	8,011,915
2.45%, 02/15/31 (Call 11/15/30)(a)(c)	26,033	19,988,200
2.60%, 02/15/33 (Call 11/15/32)(c)	16,967	12,319,001
3.14%, 11/15/35 (Call 08/15/35)(c)	30,855	21,781,887
3.19%, 11/15/36 (Call 08/15/36)(c)	26,273	18,180,167
3.42%, 04/15/33 (Call 01/15/33)(c)	20,448	15,914,102
3.47%, 04/15/34 (Call 01/15/34)(c)	30,048	22,886,116
3.50%, 02/15/41 (Call 08/15/40)(c)	27,481	18,277,630
3.75%, 02/15/51 (Call 08/15/50)(a)(c)	14,226	9,061,840
4.00%, 04/15/29 (Call 02/15/29)(c)	8,197	7,322,235
4.11%, 09/15/28 (Call 06/15/28)(a)	8,742	8,028,986
4.15%, 11/15/30 (Call 08/15/30)	17,322	15,066,955
4.15%, 04/15/32 (Call 01/15/32)(c)	12,290	10,406,227
4.30%, 11/15/32 (Call 08/15/32)(a)	18,626	15,839,554
4.75%, 04/15/29 (Call 01/15/29)	17,058	15,865,793
4.93%, 05/15/37 (Call 02/15/37)(c)	22,898	19,065,637

Security	Par (000)	Value

Semiconductors (continued)
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	$5,305	$4,432,572
2.00%, 08/12/31 (Call 05/12/31)(a)	10,575	8,127,577
2.45%, 11/15/29 (Call 08/15/29)	15,266	12,824,736
2.80%, 08/12/41 (Call 02/12/41)(a)	7,774	4,851,434
3.05%, 08/12/51 (Call 02/12/51)	12,242	6,994,851
3.10%, 02/15/60 (Call 08/15/59)	9,109	4,897,541
3.15%, 05/11/27 (Call 02/11/27)(a)	4,990	4,601,065
3.20%, 08/12/61 (Call 02/12/61)	6,001	3,284,517
3.25%, 11/15/49 (Call 05/15/49)	19,149	11,548,482
3.73%, 12/08/47 (Call 06/08/47)	17,871	12,027,410
3.75%, 03/25/27 (Call 01/25/27)	4,931	4,653,422
3.75%, 08/05/27 (Call 07/05/27)(a)	7,720	7,241,738
3.90%, 03/25/30 (Call 12/25/29)	13,291	11,943,355
4.00%, 08/05/29 (Call 06/05/29)	9,060	8,347,417
4.00%, 12/15/32(a)	7,516	6,558,843
4.10%, 05/19/46 (Call 11/19/45)	11,044	8,043,150
4.10%, 05/11/47 (Call 11/11/46)	9,864	7,115,292
4.15%, 08/05/32 (Call 05/05/32)(a)	11,235	9,963,074
4.60%, 03/25/40 (Call 09/25/39)(a)	6,117	5,099,887
4.75%, 03/25/50 (Call 09/25/49)	20,940	16,453,243
4.80%, 10/01/41	8,102	6,712,804
4.88%, 02/10/28 (Call 01/10/28)	13,150	12,817,293
4.90%, 07/29/45 (Call 01/29/45)(a)	8,311	7,105,248
4.90%, 08/05/52 (Call 02/05/52)	16,594	13,237,892
4.95%, 03/25/60 (Call 09/25/59)(a)	8,911	7,163,928
5.05%, 08/05/62 (Call 02/05/62)	8,469	6,692,820
5.13%, 02/10/30 (Call 12/10/29)	11,142	10,787,040
5.20%, 02/10/33 (Call 11/10/32)(a)	18,156	17,140,847
5.63%, 02/10/43 (Call 08/10/42)(a)	9,820	8,995,674
5.70%, 02/10/53 (Call 08/10/52)(a)	18,221	16,274,252
5.90%, 02/10/63 (Call 08/10/62)	11,180	10,120,298
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)(a)	9,203	5,843,678
4.10%, 03/15/29 (Call 12/15/28)(a)	13,799	12,860,346
4.65%, 07/15/32 (Call 04/15/32)(a)	11,190	10,373,938
4.95%, 07/15/52 (Call 01/15/52)	11,126	9,320,114
5.25%, 07/15/62 (Call 01/15/62)(a)	6,991	5,928,335
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	5,419	4,268,639
2.88%, 06/15/50 (Call 12/15/49)(a)	3,962	2,297,795
4.00%, 03/15/29 (Call 12/15/28)(a)	18,470	17,138,352
4.88%, 03/15/49 (Call 09/15/48)	2,967	2,456,018
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)(a)	1,630	1,394,252
2.95%, 04/15/31 (Call 01/15/31)	7,555	5,966,807
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	19,010	14,104,819
4.19%, 02/15/27 (Call 12/15/26)(a)	2,095	1,959,855
4.66%, 02/15/30 (Call 11/15/29)(a)	9,908	8,872,178
5.88%, 02/09/33 (Call 11/09/32)	2,903	2,698,885
5.88%, 09/15/33 (Call 06/15/33)	4,905	4,531,796
6.75%, 11/01/29 (Call 09/01/29)	15,112	15,169,918
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	13,388	11,323,743
2.00%, 06/15/31 (Call 03/15/31)(a)	14,541	11,358,062
2.85%, 04/01/30 (Call 01/01/30)(a)	16,998	14,527,796
3.50%, 04/01/40 (Call 10/01/39)	3,353	2,514,597
3.50%, 04/01/50 (Call 10/01/49)(a)	13,059	8,951,016
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)	14,027	10,713,236

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
2.65%, 02/15/32 (Call 11/15/31)	$12,603	$9,514,140
3.25%, 05/11/41 (Call 11/11/40)	4,267	2,733,156
3.40%, 05/01/30 (Call 02/01/30)	12,823	10,760,241
4.30%, 06/18/29 (Call 03/18/29)	11,963	10,793,096
5.00%, 01/15/33 (Call 10/15/32)	12,867	11,475,612
Qorvo Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)	9,304	8,107,785
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)(a)	4,901	4,090,088
1.65%, 05/20/32 (Call 02/20/32)(a)	13,349	9,746,595
2.15%, 05/20/30 (Call 02/20/30)(a)	12,198	9,877,291
3.25%, 05/20/27 (Call 02/20/27)(a)	15,225	14,164,545
3.25%, 05/20/50 (Call 11/20/49)(a)	9,179	5,881,041
4.30%, 05/20/47 (Call 11/20/46)(a)	15,425	11,777,427
4.50%, 05/20/52 (Call 11/20/51)	11,934	9,185,338
4.65%, 05/20/35 (Call 11/20/34)(a)	2,740	2,497,511
4.80%, 05/20/45 (Call 11/20/44)	15,451	12,982,752
6.00%, 05/20/53 (Call 11/20/52)(a)	12,390	11,914,047
Texas Instruments Inc.
1.75%, 05/04/30 (Call 02/04/30)	9,235	7,352,085
2.25%, 09/04/29 (Call 06/04/29)	13,132	11,045,605
3.88%, 03/15/39 (Call 09/15/38)(a)	2,124	1,689,874
4.15%, 05/15/48 (Call 11/15/47)	12,275	9,285,259
4.90%, 03/14/33 (Call 12/14/32)	13,641	12,835,097
5.05%, 05/18/63 (Call 11/18/62)	11,094	9,250,377

		956,413,129

Software — 3.3%
Activision Blizzard Inc., 2.50%, 09/15/50 (Call 03/15/50)	4,483	2,513,587
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	1,709	1,545,241
2.30%, 02/01/30 (Call 11/01/29)	13,591	11,278,915
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)	9,449	7,266,017
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	8,941	6,938,820
2.90%, 12/01/29 (Call 09/01/29)	9,247	7,695,936
Fidelity National Information Services Inc.
1.65%, 03/01/28 (Call 01/01/28)(a)	2,834	2,372,886
2.25%, 03/01/31 (Call 12/01/30)(a)	11,838	9,024,253
3.10%, 03/01/41 (Call 09/01/40)	4,993	3,153,141
5.10%, 07/15/32 (Call 04/15/32)(a)	7,722	7,116,706
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	8,321	7,351,953
2.65%, 06/01/30 (Call 03/01/30)(a)	9,726	7,837,739
3.50%, 07/01/29 (Call 04/01/29)	28,955	25,399,613
4.20%, 10/01/28 (Call 07/01/28)	12,185	11,279,135
4.40%, 07/01/49 (Call 01/01/49)(a)	17,328	12,567,291
5.45%, 03/02/28 (Call 02/02/28)	8,859	8,687,255
5.60%, 03/02/33 (Call 12/02/32)	10,152	9,564,340
5.63%, 08/21/33 (Call 05/21/33)	12,573	11,790,063
Intuit Inc.
5.13%, 09/15/28 (Call 08/15/28)	10,802	10,624,778
5.20%, 09/15/33 (Call 06/15/33)(a)	11,805	11,240,353
5.50%, 09/15/53 (Call 03/15/53)	13,813	12,531,132
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)(a)	60,892	34,864,701
2.68%, 06/01/60 (Call 12/01/59)(a)	32,528	17,959,672
2.92%, 03/17/52 (Call 09/17/51)	57,135	35,294,592
3.04%, 03/17/62 (Call 09/17/61)	16,110	9,528,682
3.30%, 02/06/27 (Call 11/06/26)	6,974	6,584,847
3.45%, 08/08/36 (Call 02/08/36)	14,650	11,976,193
3.50%, 02/12/35 (Call 08/12/34)(a)	10,397	8,853,194

Security	Par (000)	Value

Software (continued)
3.70%, 08/08/46 (Call 02/08/46)(a)	$20,892	$15,546,916
4.10%, 02/06/37 (Call 08/06/36)	6,453	5,610,517
4.25%, 02/06/47 (Call 08/06/46)(a)	14,461	11,786,014
4.45%, 11/03/45 (Call 05/03/45)	15,274	13,086,417
4.50%, 02/06/57 (Call 08/06/56)	6,643	5,482,993
Oracle Corp.
2.30%, 03/25/28 (Call 01/25/28)(a)	14,650	12,580,789
2.80%, 04/01/27 (Call 02/01/27)	15,176	13,730,639
2.88%, 03/25/31 (Call 12/25/30)(a)	27,728	22,230,913
2.95%, 04/01/30 (Call 01/01/30)	30,083	24,935,997
3.25%, 11/15/27 (Call 08/15/27)	20,067	18,181,932
3.60%, 04/01/40 (Call 10/01/39)	28,228	19,412,099
3.60%, 04/01/50 (Call 10/01/49)(a)	40,804	24,959,415
3.65%, 03/25/41 (Call 09/25/40)(a)	20,321	13,852,308
3.80%, 11/15/37 (Call 05/15/37)(a)	16,949	12,491,298
3.85%, 07/15/36 (Call 01/15/36)	11,019	8,412,428
3.85%, 04/01/60 (Call 10/01/59)	31,666	18,946,436
3.90%, 05/15/35 (Call 11/15/34)(a)	13,113	10,325,560
3.95%, 03/25/51 (Call 09/25/50)	29,511	19,173,099
4.00%, 07/15/46 (Call 01/15/46)	27,022	18,195,512
4.00%, 11/15/47 (Call 05/15/47)	21,091	14,068,340
4.10%, 03/25/61 (Call 09/25/60)(a)	13,434	8,434,202
4.13%, 05/15/45 (Call 11/15/44)	18,543	12,897,979
4.30%, 07/08/34 (Call 01/08/34)	16,832	14,039,132
4.38%, 05/15/55 (Call 11/15/54)	11,963	8,118,856
4.50%, 05/06/28 (Call 04/06/28)(a)	2,869	2,713,806
4.50%, 07/08/44 (Call 01/08/44)	9,873	7,292,459
4.65%, 05/06/30 (Call 03/06/30)	7,800	7,185,479
4.90%, 02/06/33 (Call 11/06/32)(a)	15,059	13,529,668
5.38%, 07/15/40(a)	19,344	16,470,994
5.55%, 02/06/53 (Call 08/06/52)	21,697	18,035,475
6.13%, 07/08/39	11,665	10,856,367
6.15%, 11/09/29 (Call 09/09/29)(a)	11,554	11,603,671
6.25%, 11/09/32 (Call 08/09/32)(a)	21,716	21,524,230
6.50%, 04/15/38(a)	11,652	11,342,090
6.90%, 11/09/52 (Call 05/09/52)	22,705	22,330,529
Roper Technologies Inc.
1.75%, 02/15/31 (Call 11/15/30)	10,006	7,395,053
4.20%, 09/15/28 (Call 06/15/28)(a)	7,074	6,562,896
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)(a)	13,295	11,164,888
1.95%, 07/15/31 (Call 04/15/31)(a)	17,511	13,527,452
2.70%, 07/15/41 (Call 01/15/41)(a)	7,504	4,841,652
2.90%, 07/15/51 (Call 01/15/51)(a)	13,948	8,204,592
3.05%, 07/15/61 (Call 01/15/61)(a)	10,916	6,096,923
3.70%, 04/11/28 (Call 01/11/28)(a)	18,783	17,601,916
VMware Inc.
1.80%, 08/15/28 (Call 06/15/28)	1,925	1,587,306
2.20%, 08/15/31 (Call 05/15/31)	14,727	10,887,481
3.90%, 08/21/27 (Call 05/21/27)	7,273	6,736,255
4.70%, 05/15/30 (Call 02/15/30)	8,990	8,146,675
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)	2,082	1,932,475
3.70%, 04/01/29 (Call 02/01/29)	9,499	8,486,335
3.80%, 04/01/32 (Call 01/01/32)(a)	11,938	9,937,090

		925,334,583

Telecommunications — 6.5%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	16,481	13,780,684
2.25%, 02/01/32 (Call 11/01/31)	15,425	11,389,817
2.30%, 06/01/27 (Call 04/01/27)	15,587	13,770,440

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
2.55%, 12/01/33 (Call 09/01/33)	$34,800	$24,994,895
2.75%, 06/01/31 (Call 03/01/31)	19,668	15,475,182
3.30%, 02/01/52 (Call 08/01/51)(a)	9,043	5,267,020
3.50%, 06/01/41 (Call 12/01/40)(a)	22,596	15,137,069
3.50%, 09/15/53 (Call 03/15/53)(a)	68,875	40,577,238
3.55%, 09/15/55 (Call 03/15/55)	68,469	39,883,446
3.65%, 06/01/51 (Call 12/01/50)(a)	28,465	17,522,314
3.65%, 09/15/59 (Call 03/15/59)	58,544	33,891,801
3.80%, 02/15/27 (Call 11/15/26)	1,981	1,851,274
3.80%, 12/01/57 (Call 06/01/57)(a)	55,033	33,206,780
3.85%, 06/01/60 (Call 12/01/59)(a)	14,729	8,852,346
4.10%, 02/15/28 (Call 11/15/27)	8,493	7,859,873
4.25%, 03/01/27 (Call 12/01/26)	6,317	5,990,855
4.30%, 02/15/30 (Call 11/15/29)	22,583	20,272,956
4.30%, 12/15/42 (Call 06/15/42)(a)	12,046	8,937,583
4.35%, 03/01/29 (Call 12/01/28)(a)	20,508	18,881,293
4.35%, 06/15/45 (Call 12/15/44)	10,745	7,708,139
4.50%, 05/15/35 (Call 11/15/34)	22,693	18,901,728
4.50%, 03/09/48 (Call 09/09/47)(a)	16,623	12,043,556
4.55%, 03/09/49 (Call 09/09/48)(a)	8,034	5,804,483
4.75%, 05/15/46 (Call 11/15/45)	16,969	12,830,359
4.85%, 03/01/39 (Call 09/01/38)	8,883	7,251,523
5.25%, 03/01/37 (Call 09/01/36)	11,348	9,917,674
5.40%, 02/15/34 (Call 11/15/33)(a)	24,484	22,513,591
5.65%, 02/15/47 (Call 08/15/46)(a)	7,584	6,647,048
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)(a)	5,373	3,391,158
4.46%, 04/01/48 (Call 10/01/47)(a)	8,793	6,497,111
5.10%, 05/11/33 (Call 02/11/33)(a)	14,041	12,797,696
British Telecommunications PLC, 9.63%, 12/15/30	32,751	37,730,898
Cisco Systems Inc.
5.50%, 01/15/40	23,649	22,456,743
5.90%, 02/15/39(a)	24,416	24,255,650
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)(a)	6,731	4,783,420
5.45%, 11/15/79 (Call 05/19/79)	10,075	7,888,145
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	40,003	44,807,740
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)(a)	7,813	5,967,764
2.75%, 05/24/31 (Call 02/24/31)	7,535	5,848,180
4.60%, 05/23/29 (Call 02/23/29)	9,659	8,996,096
Orange SA
5.38%, 01/13/42	14,482	12,584,621
5.50%, 02/06/44 (Call 08/06/43)(a)	2,567	2,262,496
9.00%, 03/01/31	29,683	34,000,953
Rogers Communications Inc.
3.20%, 03/15/27 (Call 02/15/27)(a)	11,941	10,852,616
3.70%, 11/15/49 (Call 05/15/49)(a)	7,939	4,822,336
3.80%, 03/15/32 (Call 12/15/31)	22,316	18,106,528
4.30%, 02/15/48 (Call 08/15/47)(a)	8,122	5,454,451
4.35%, 05/01/49 (Call 11/01/48)(a)	13,126	8,918,294
4.50%, 03/15/42 (Call 09/15/41)(a)	5,634	4,170,036
4.55%, 03/15/52 (Call 09/15/51)(a)	17,356	11,988,317
5.00%, 03/15/44 (Call 09/15/43)(a)	8,190	6,317,990
Sprint Capital Corp.
6.88%, 11/15/28	25,889	26,490,647
8.75%, 03/15/32	21,977	24,755,719

Security	Par (000)	Value

Telecommunications (continued)
Telefonica Emisiones SA
4.10%, 03/08/27(a)	$5,859	$5,483,262
4.67%, 03/06/38	6,068	4,722,024
4.90%, 03/06/48	11,534	8,329,592
5.21%, 03/08/47	22,247	16,861,724
5.52%, 03/01/49 (Call 09/01/48)	9,827	7,756,998
7.05%, 06/20/36(a)	25,335	25,220,341
Telefonica Europe BV, 8.25%, 09/15/30	19,369	21,045,993
TELUS Corp.
3.40%, 05/13/32 (Call 02/13/32)	4,591	3,641,117
4.60%, 11/16/48 (Call 05/16/48)	5,165	3,818,569
T-Mobile USA Inc.
2.05%, 02/15/28 (Call 12/15/27)	21,247	18,120,757
2.25%, 11/15/31 (Call 08/15/31)	6,027	4,485,801
2.55%, 02/15/31 (Call 11/15/30)	18,545	14,490,501
2.63%, 02/15/29 (Call 02/15/24)	9,585	8,045,841
2.70%, 03/15/32 (Call 12/15/31)	6,309	4,818,554
2.88%, 02/15/31 (Call 02/15/26)	5,728	4,562,936
3.00%, 02/15/41 (Call 08/15/40)	25,562	16,162,940
3.30%, 02/15/51 (Call 08/15/50)(a)	28,944	16,988,360
3.38%, 04/15/29 (Call 04/15/24)	22,813	19,863,051
3.40%, 10/15/52 (Call 04/15/52)	25,808	15,210,603
3.50%, 04/15/31 (Call 04/15/26)	18,515	15,350,379
3.60%, 11/15/60 (Call 05/15/60)	15,195	8,838,248
3.75%, 04/15/27 (Call 02/15/27)	35,457	32,963,940
3.88%, 04/15/30 (Call 01/15/30)	62,098	54,094,766
4.38%, 04/15/40 (Call 10/15/39)	19,425	15,022,058
4.50%, 04/15/50 (Call 10/15/49)(a)	29,584	21,585,835
4.75%, 02/01/28 (Call 11/13/23)(a)	19,771	18,821,371
4.80%, 07/15/28 (Call 06/15/28)(a)	12,474	11,856,157
4.95%, 03/15/28 (Call 02/15/28)(a)	12,724	12,239,338
5.05%, 07/15/33 (Call 04/15/33)(a)	20,192	18,273,639
5.20%, 01/15/33 (Call 10/15/32)	8,905	8,186,492
5.65%, 01/15/53 (Call 07/15/52)	17,402	15,068,914
5.75%, 01/15/34 (Call 10/15/33)	13,150	12,485,024
5.75%, 01/15/54 (Call 07/15/53)	5,919	5,217,480
5.80%, 09/15/62 (Call 03/15/62)	6,773	5,855,717
6.00%, 06/15/54 (Call 12/15/53)	13,737	12,497,236
Verizon Communications Inc.
1.50%, 09/18/30 (Call 06/18/30)	16,123	12,034,683
1.68%, 10/30/30 (Call 07/30/30)	8,712	6,487,306
1.75%, 01/20/31 (Call 10/20/30)	16,845	12,454,903
2.10%, 03/22/28 (Call 01/22/28)	21,398	18,259,082
2.36%, 03/15/32 (Call 12/15/31)	39,816	29,757,037
2.55%, 03/21/31 (Call 12/21/30)(a)	30,454	23,802,929
2.65%, 11/20/40 (Call 05/20/40)(a)	29,294	17,696,848
2.85%, 09/03/41 (Call 03/03/41)(a)	15,533	9,561,782
2.88%, 11/20/50 (Call 05/20/50)(a)	26,130	14,295,864
2.99%, 10/30/56 (Call 04/30/56)	32,445	17,071,170
3.00%, 03/22/27 (Call 01/22/27)	1,914	1,745,872
3.00%, 11/20/60 (Call 05/20/60)	14,494	7,421,282
3.15%, 03/22/30 (Call 12/22/29)	6,521	5,472,515
3.40%, 03/22/41 (Call 09/22/40)(a)	35,306	23,856,469
3.55%, 03/22/51 (Call 09/22/50)(a)	40,525	25,486,448
3.70%, 03/22/61 (Call 09/22/60)(a)	26,937	16,414,953
3.88%, 02/08/29 (Call 11/08/28)	17,390	15,791,838
3.88%, 03/01/52 (Call 09/01/51)(a)	17,532	11,701,190
4.00%, 03/22/50 (Call 09/22/49)	12,699	8,623,111
4.02%, 12/03/29 (Call 09/03/29)	32,403	28,939,223
4.13%, 03/16/27	22,621	21,427,478
4.13%, 08/15/46(a)	9,336	6,675,858

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.27%, 01/15/36	$2,397	$1,977,462
4.33%, 09/21/28(a)	32,865	30,612,624
4.40%, 11/01/34 (Call 05/01/34)(a)	12,096	10,259,931
4.50%, 08/10/33(a)	17,766	15,385,733
4.52%, 09/15/48	12,409	9,289,207
4.81%, 03/15/39	11,394	9,429,068
4.86%, 08/21/46(a)	22,200	17,644,078
5.01%, 08/21/54(a)	1,927	1,528,178
5.05%, 05/09/33 (Call 02/09/33)(a)	15,617	14,299,868
5.25%, 03/16/37	5,691	5,114,820
6.55%, 09/15/43	11,937	11,835,065
Vodafone Group PLC
4.25%, 09/17/50(a)	9,815	6,689,780
4.38%, 05/30/28(a)	3,498	3,321,962
4.38%, 02/19/43	22,590	16,598,059
4.88%, 06/19/49(a)	14,306	10,843,485
5.25%, 05/30/48(a)	7,271	5,908,038
6.15%, 02/27/37	21,970	20,904,141

		1,811,911,470

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	7,928	6,800,582

Transportation — 1.7%
Burlington Northern Santa Fe LLC
3.30%, 09/15/51 (Call 03/15/51)(a)	8,207	5,111,755
3.55%, 02/15/50 (Call 08/15/49)	7,181	4,784,543
3.90%, 08/01/46 (Call 02/01/46)	5,632	4,011,497
4.05%, 06/15/48 (Call 12/15/47)	5,987	4,350,017
4.13%, 06/15/47 (Call 12/15/46)	6,239	4,604,741
4.15%, 04/01/45 (Call 10/01/44)	7,871	5,913,334
4.15%, 12/15/48 (Call 06/15/48)	6,264	4,606,983
4.45%, 03/15/43 (Call 09/15/42)	10,936	8,656,208
4.45%, 01/15/53 (Call 07/15/52)	8,874	6,856,303
4.55%, 09/01/44 (Call 03/01/44)	7,315	5,846,833
4.90%, 04/01/44 (Call 10/01/43)	8,595	7,225,360
5.20%, 04/15/54 (Call 10/15/53)	16,766	14,496,499
5.75%, 05/01/40 (Call 11/01/39)	8,335	7,931,470
Canadian National Railway Co., 3.85%, 08/05/32 (Call 05/05/32)	5,596	4,844,506
Canadian Pacific Railway Co.
1.75%, 12/02/26 (Call 11/02/26)	3,193	2,840,963
2.45%, 12/02/31 (Call 09/02/31)(a)	14,412	12,659,223
3.00%, 12/02/41 (Call 06/02/41)(a)	8,843	7,104,877
3.10%, 12/02/51 (Call 06/02/51)(a)	20,646	12,122,840
6.13%, 09/15/2115 (Call 03/15/2115)	6,539	5,886,463
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	11,727	10,799,437
3.80%, 03/01/28 (Call 12/01/27)(a)	5,127	4,762,411
3.80%, 11/01/46 (Call 05/01/46)	4,917	3,405,082
4.10%, 11/15/32 (Call 08/15/32)(a)	8,006	6,999,417
4.10%, 03/15/44 (Call 09/15/43)	9,306	6,921,049
4.25%, 03/15/29 (Call 12/15/28)	12,607	11,772,830
4.30%, 03/01/48 (Call 09/01/47)	5,976	4,457,446
4.50%, 11/15/52 (Call 05/15/52)	7,554	5,775,164
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)(a)	6,880	5,373,371
3.10%, 08/05/29 (Call 05/05/29)(a)	13,966	12,086,260
3.25%, 05/15/41 (Call 11/15/40)(a)	6,044	3,988,107
4.05%, 02/15/48 (Call 08/15/47)(a)	8,800	6,111,292
4.25%, 05/15/30 (Call 02/15/30)(a)	5,374	4,864,294
4.40%, 01/15/47 (Call 07/15/46)	6,042	4,438,058

Security	Par (000)	Value

Transportation (continued)
4.55%, 04/01/46 (Call 10/01/45)	$10,270	$7,720,367
4.75%, 11/15/45 (Call 05/15/45)	10,678	8,292,458
4.95%, 10/17/48 (Call 04/17/48)	7,047	5,620,128
5.10%, 01/15/44	6,399	5,253,028
5.25%, 05/15/50 (Call 11/15/49)(a)	11,610	9,642,179
Norfolk Southern Corp.
3.05%, 05/15/50 (Call 11/15/49)	5,152	2,989,867
3.16%, 05/15/55 (Call 11/15/54)(a)	3,651	2,074,812
4.55%, 06/01/53 (Call 12/01/52)(a)	5,140	3,884,579
5.35%, 08/01/54 (Call 02/01/54)	13,047	11,134,452
Union Pacific Corp.
2.38%, 05/20/31 (Call 02/20/31)	9,400	7,408,904
2.40%, 02/05/30 (Call 11/05/29)	7,968	6,544,492
2.80%, 02/14/32 (Call 12/15/31)(a)	8,312	6,665,106
2.95%, 03/10/52 (Call 09/10/51)(a)	7,609	4,397,233
2.97%, 09/16/62 (Call 03/16/62)	9,860	5,197,420
3.20%, 05/20/41 (Call 11/20/40)(a)	9,772	6,671,670
3.25%, 02/05/50 (Call 08/05/49)(a)	15,878	9,980,420
3.50%, 02/14/53 (Call 08/14/52)(a)	11,965	7,742,281
3.70%, 03/01/29 (Call 12/01/28)	6,593	6,048,061
3.75%, 02/05/70 (Call 08/05/69)(a)	4,552	2,836,174
3.80%, 10/01/51 (Call 04/01/51)	10,152	7,009,995
3.80%, 04/06/71 (Call 10/06/70)(a)	9,570	5,991,175
3.84%, 03/20/60 (Call 09/20/59)	17,788	11,703,286
3.95%, 09/10/28 (Call 06/10/28)(a)	10,170	9,515,185
4.50%, 01/20/33 (Call 10/20/32)(a)	8,156	7,381,268
United Parcel Service Inc.
3.05%, 11/15/27 (Call 08/15/27)	11,981	10,943,189
3.40%, 03/15/29 (Call 12/15/28)	7,037	6,368,074
3.75%, 11/15/47 (Call 05/15/47)	9,621	6,808,745
4.25%, 03/15/49 (Call 09/15/48)(a)	5,108	3,890,510
4.45%, 04/01/30 (Call 01/01/30)(a)	7,469	7,006,139
4.88%, 03/03/33 (Call 12/03/32)(a)	6,353	5,943,889
5.05%, 03/03/53 (Call 09/03/52)(a)	10,438	8,947,129
5.30%, 04/01/50 (Call 10/01/49)(a)	9,526	8,520,012
6.20%, 01/15/38(a)	19,004	19,477,912

		461,218,772

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	7,928	5,428,994
4.45%, 06/01/32 (Call 03/01/32)(a)	11,304	10,172,447
6.59%, 10/15/37	8,862	9,162,646

		24,764,087

Total Long-Term Investments — 98.0% (Cost: $34,016,919,850)		27,376,159,129

	Shares

Short-Term Securities

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	1,976,919,764	1,977,710,532

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	122,550,000	$122,550,000

Total Short-Term Securities — 7.5% (Cost: $2,099,056,322)		2,100,260,532

Total Investments — 105.5% (Cost: $36,115,976,172)		29,476,419,661

Liabilities in Excess of Other Assets — (5.5)%		(1,537,254,934)

Net Assets — 100.0%		$27,939,164,727

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$27,376,159,129	$—	$27,376,159,129
Short-Term Securities
Money Market Funds	2,100,260,532	—	—	2,100,260,532

	$2,100,260,532	$27,376,159,129	$—	$29,476,419,661

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2023

	iShares 10+ Year Investment Grade Corporate Bond ETF	iShares Core U.S. Aggregate Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,662,045,362	$88,080,014,391	$10,846,472,746	$27,376,159,129
Investments, at value — affiliated(c)	188,046,613	2,919,618,996	2,090,561,348	2,100,260,532
Cash pledged as collateral for TBA commitments	—	19,247,000	—	—
Foreign currency, at value(d)	—	69	32,810	—
Receivables:
Investments sold	1,751,031	608,430,050	3,539,078	246,371,123
Securities lending income — affiliated	67,175	422,478	1,254,180	665,820
TBA sales commitments	—	116,952,500	—	—
Capital shares sold	26,255	7,344,841	302,123	5,885,464
Dividends — unaffiliated	—	13,241,025	—	—
Dividends — affiliated	23,143	452	248,311	693,176
Interest — unaffiliated	25,407,153	657,282,643	190,353,153	343,014,316

Total assets	1,877,366,732	92,422,554,445	13,132,763,749	30,073,049,560

LIABILITIES
Bank overdraft	40,375	1,248,655	892,495	332,293
Cash received as collateral for TBA commitments	—	290,000	—	—
Collateral on securities loaned, at value	183,243,600	420,082,626	2,024,771,709	1,976,400,725
TBA sales commitments, at value(e)	—	116,245,555	—	—
Payables:
Investments purchased	2,081,757	2,883,157,784	37,725,332	152,820,411
Capital shares redeemed	10,782	70,281	2,498,852	979,335
Investment advisory fees	58,489	2,062,735	5,077,355	3,352,069

Total liabilities	185,435,003	3,423,157,636	2,070,965,743	2,133,884,833

Commitments and contingent liabilities

NET ASSETS	$1,691,931,729	$88,999,396,809	$11,061,798,006	$27,939,164,727

NET ASSETS CONSIST OF
Paid-in capital	$2,398,117,921	$105,505,414,439	$15,002,457,696	$37,029,938,431
Accumulated loss	(706,186,192)	(16,506,017,630)	(3,940,659,690)	(9,090,773,704)

NET ASSETS	$1,691,931,729	$88,999,396,809	$11,061,798,006	$27,939,164,727

NET ASSETVALUE
Shares outstanding	37,600,000	964,100,000	152,700,000	281,700,000

Net asset value	$45.00	$92.31	$72.44	$99.18

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$2,277,518,824	$103,181,633,815	$12,644,047,990	$34,016,919,850
(b) Securities loaned, at value	$175,778,485	$402,369,571	$1,947,241,666	$1,902,717,417
(c) Investments, at cost — affiliated	$187,963,288	$2,918,265,568	$2,089,313,135	$2,099,056,322
(d) Foreign currency, at cost	$—	$71	$32,590	$—
(e) Proceeds from TBA sales commitments	$—	$116,952,500	$—	$—

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

GO	General Obligation

GOL	General Obligation Limited

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SCA	Svenska Celluosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BlackRock Index Services, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. ISHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1023

OCTOBER 31, 2023

2023 Annual Report

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The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Market Overview

Commodities finished the 12-month reporting period ended October 31, 2023 (the “reporting period”) lower, based on the -9.40% return for the S&P GSCI Index, a broad measure of commodity market performance.

Commodity prices chopped lower through the first half of the reporting period. During this time, the asset class came under pressure from the combination of rising interest rates and worries that the banking crisis of March 2023 would weigh on economic growth. In addition, China’s economy did not recover to the extent that investors had been expecting following the end of the nation’s extended COVID-19 lockdowns. The market experienced uneven trading over the subsequent three months and finished July only slightly above its March low. However, a rally over the final three months of the period helped the index make up for its earlier losses. The gains were driven by supply constraints, particularly in the energy market, as well as the prospect of instability in the Middle East. Commodities also benefited from renewed demand for inflation protection in this time, as well as signs that the world’s major central banks were moving closer to the point at which they could shift to neutral monetary policies.

Despite continued supply discipline by both energy companies and OPEC+Russia, crude oil underperformed the index. Still, it finished October 2023 well off of its previous lows thanks to a late rally that was driven by declining supplies and tension in the Middle East. Natural gas lagged considerably, due largely to elevated supply and weaker-than-expected demand.

Industrial metals, after performing very well in the first three months of the period on optimism related to China’s reopening, subsequently declined due to concerns about the potential impact slowing growth could have on demand. In addition, China’s economy did not rebound to the extent investors had been anticipating. Still, the category finished in positive territory and slightly outpaced the index.

Precious metals were the top performing major segment of the commodity market, with gold and silver both logging meaningful gains. The bulk of the positive return occurred in the first half of the period, when the U.S. Dollar weakened, and investors were looking ahead to the point at which the U.S. Federal Reserve (Fed) could stop raising interest rates. Precious metals lagged somewhat in the span from May to September 2023 due to the prospect of additional Fed tightening, a recovery in the Dollar, and rising real (after-inflation) interest rates. However, the category recaptured some of its previous outperformance in October following the outbreak of violence in the Middle East and ultimately closed with a solid gain.

Agricultural commodities also delivered a positive return and outpaced the index. Generally speaking, the category was supported by the combination of weaker-than-expected production and solid demand. It also has lower sensitivity to broader economic trends, which was a tailwind in the environment of slowing growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the Bloomberg Roll Select Commodity Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.72)%	6.35%	4.81%	(4.72)%	36.02%	29.96%
Fund Market	(4.49)	6.32	4.81	(4.49)	35.84	30.00
Index	(4.08)	7.02	5.43	(4.08)	40.39	34.27

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 3, 2018. The first day of secondary market trading was April 5, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,009.70	$1.37		$1,000.00	$1,023.80	$1.38		0.27%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund uses a mix of commodities futures designed to provide total returns consistent with investment in a broad variety of commodities.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. Against this policy backdrop, U.S. consumer price inflation generally moved lower over the period, posting a year-over-year increase of 3.7% in September of 2023 versus 8.2% 12 months earlier.

Significant portfolio shifts during the period included increased exposure to gold, along with reduced exposure to natural gas, corn and soybeans. At the end of the period, the largest exposures were to gold, West Texas Intermediate crude oil, natural gas and Brent crude oil.

The Fund’s exposure to natural gas was the most significant driver of negative performance for the 12 months ended October 31, 2023. Following their price peak in November of 2022, natural gas prices began to collapse due to warmer than average U.S. temperatures and increased U.S. natural gas production. Agriculture was also down for the period, most notably corn and wheat. Heavy rains in Argentina boosted corn supply prospects while U.S. corn harvesting levels surpassed five-year averages. In addition, U.S. corn shipments to China weakened as China increased its corn sourcing from Brazil. Wheat supply has been strong, with Russia’s push to export the grain helping to drive prices to a three-year low.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	52.0%
U.S. Treasury Obligations	37.3
Certificates of Deposit	1.0
Money Market Funds	4.6
Cash	6.6
Futures	(2.1)
Other assets, less liabilities	0.6

COMMODITIES EXPOSURE

Sector Exposure(a)	Percent of Exposure
Energy Futures	32.7%
Agriculture Futures	26.9
Precious Metals Futures	20.6
Industrial Metals Futures	14.2
Livestock Futures	5.6

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Total Return Index.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Commodity Curve Carry Strategy ETF

Investment Objective

The iShares Commodity Curve Carry Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of commodities with the top ten highest ranking roll yields, on a total return basis, selected from a broad commodity universe, as represented by the ICE BofA Commodity Enhanced Carry Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.80%	21.18%	12.80%	83.74%
Fund Market	13.33	21.25	13.33	84.08
Index	13.65	22.02	13.65	87.71

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 1, 2020. The first day of secondary market trading was September 3, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,107.80	$1.97		$1,000.00	$1,023.30	$1.89		0.37%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® Commodity Curve Carry Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in positive territory, reflecting higher prices for many commodities against a backdrop of historically high inflation. The Fund gains exposure to a concentrated mix of commodities futures exhibiting positive carry (the difference between the price of an expiring futures contract and its replacement) by investing in commodity total return swaps. During the reporting period, the Fund decreased its exposure to “hard” commodities used in agricultural production while increasing exposure to “soft” commodities such as wheat, corn and soybeans. At the end of the reporting period, the Fund’s largest exposures included Brent crude oil, copper, and soybeans.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. Against this policy backdrop, U.S. consumer price inflation generally moved lower over the period, posting a year-over-year increase of 3.7% in September of 2023 versus 8.2% 12 months earlier.

Exposure via energy futures to commodities such as Brent crude oil, gasoil and West Texas crude oil were the largest contributors to the Fund’s performance over the 12 months, as energy prices were supported by OPEC Plus member production cuts.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	38.0%
U.S. Treasury Obligations	27.6
Certificates of Deposit	5.5
Money Market Funds	28.6
Cash	0.0 (a)
Total Return Commodity Swaps	1.5
Other assets, less liabilities	(1.2)

(a)	Rounds to less than 0.1%.

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets
U.S. Treasury Bill, 5.44%, 01/11/24	9.1%
U.S. Treasury Bill, 5.47%, 12/07/23	3.7
U.S. Treasury Bill, 5.50%, 03/07/24	3.6
U.S. Treasury Bill, 5.47%, 11/09/23	2.8
U.S. Treasury Bill, 5.42%, 11/14/23	2.7

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to track the investment results of an index that provides exposure, on a total return basis, to the price performance of gold, as represented by the Bloomberg Composite Gold Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	20.52%	8.98%	6.94%	20.52%	53.69%	43.74%
Fund Market	20.76	8.93	6.94	20.76	53.36	43.70
Index	21.01	9.28	7.22	21.01	55.84	45.71

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 6, 2018. The first day of secondary market trading was June 8, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$994.30	$0.90		$1,000.00	$1,024.30	$0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® Gold Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in positive territory, reflecting the increase in the price of gold over the 12 months. The Fund’s performance was approximately in line with the broader gold market, as represented by the Bloomberg Composite Gold Index, due to its composition as a mix of gold futures and exchange-traded products linked to or backed by gold.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%. U.S. consumer price inflation generally moved lower over the period, posting a year-over-year increase of 3.7% in September of 2023 versus 8.2% 12 months earlier.

The price of gold finished the period higher despite rising yields on U.S. bonds, which generally reduce gold’s relative attractiveness as an investment as the metal does not pay interest. Gold was supported by a relative stabilizing of the U.S. dollar relative to other currencies. Because gold is priced in U.S. dollars, a rising dollar makes it more expensive for foreign investors to purchase gold. The demand backdrop for gold was mixed over the period, while gold ETFs saw outflows. Gold prices spiked late in the period as the conflict between Israel and Hamas escalated.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	38.8%
U.S. Treasury Obligations	31.1
Certificates of Deposit	1.8
Grantor Trust	18.7
Money Market Funds	8.1
Cash	3.6
Futures	0.1
Other assets, less liabilities	(2.2)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Gold Futures	75.8%

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Investment Objective

The iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the S&P GSCI Dynamic Roll (USD) Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.47)%	5.77%	0.75%	(3.47)%	32.39%	7.03%
Fund Market	(2.93)	5.85	0.77	(2.93)	32.86	7.23
Index	(3.19)	6.24	(1.49)	(3.19)	35.36	(12.70)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 15, 2014. The first day of secondary market trading was October 16, 2014.

Index performance through January 30, 2020 reflects the performance of the S&P GSCI Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend Total Return Index. Index performance beginning on January 31, 2020 reflects the performance of the S&P GSCI Dynamic Roll (USD) Total Return Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,054.40	$1.92		$1,000.00	$1,023.30	$1.89		0.37%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Portfolio Management Commentary

The Fund uses a mix of commodities futures designed to provide total returns consistent with investment in a broad variety of commodities.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. Against this policy backdrop, U.S. consumer price inflation generally moved lower over the period, posting a year-over-year increase of 3.7% in September of 2023 versus 8.2% 12 months earlier.

Exposure via futures to commodities such as sugar, live cattle and gold were the largest contributors to the Fund’s performance over the 12 months. Conversely, exposure to natural gas, wheat and corn weighed most heavily on performance. Adverse weather and supply concerns have impacted agricultural commodity futures; in this vein, poor growing conditions sustained higher prices for sugar. Gold performed well despite a stronger dollar, positive stock market performance and rising interest rates. The performance leadership of gold relative to industrial metals, grains and energy suggested a recessionary path for the economy.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	48.3%
U.S. Treasury Obligations	24.7
Certificates of Deposit	12.4
Money Market Funds	9.4
Cash	16.6
Futures	(3.5)
Other assets, less liabilities	(7.9)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Energy Futures	60.1%
Agriculture Futures	16.8
Industrial Metals Futures	10.0
Livestock Futures	7.7
Gold Futures	4.8
Precious Metals Futures	0.5

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Transition-Enabling Metals ETF

The iShares Transition-Enabling Metals ETF (the “Fund”) seeks to track the investment results of an index that provides exposure to metals that are essential to a wide range of clean energy technologies supporting the transition to a low-carbon economy, as represented by the ICE Clean Energy Transition Metals Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(0.34)%
Fund Market	(0.48)
Index	(0.22)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 26, 2023. The first day of secondary market trading was September 28, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (09/26/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$996.60	$0.42		$1,000.00	$1,023.00	$2.24		0.44%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 35/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
U.S. Treasury Obligations	38.7%
Commercial Paper	26.0
Certificates of Deposit	10.0
Money Market Funds	20.8
Cash	9.7
Futures	1.0
Other assets, less liabilities	(6.2)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Industrial Metals Futures	74.7%
Precious Metals Futures	25.1

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2023	iShares® Bloomberg Roll Select Commodity Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Mizuho Bank Ltd., 5.65%, 11/17/23,
(1-day SOFR + 0.340%)(a)	$3,000	$3,000,322

Total Certificates of Deposit — 1.0% (Cost: $3,000,883)		3,000,322

Commercial Paper

Amcor Finance USA Inc., 5.50%, 11/17/23	5,700	5,685,233
American Electric Power Co. Inc., 5.44%, 11/08/23	2,120	2,117,439
Aquitaine Funding Co. LLC, 5.32%, 11/01/23	4,000	3,999,409
Bedford Row Funding Corp., 5.57%, 01/22/24	3,000	2,961,965
Bell Telephone Co. of Canada or Bell Canada (The), 5.51%, 11/16/23	1,500	1,496,336
Britannia Funding Co. LLC, 5.60%, 01/18/24	3,000	2,963,572
Brookfield Corporate Treasury Ltd., 5.49%, 11/07/23	3,370	3,366,409
Canadian National Railway Co. 5.41%, 11/08/23	3,376	3,371,947
5.43%, 11/15/23	3,000	2,993,233
Eli Lilly & Co., 5.32%, 11/14/23	3,310	3,303,166
Estee Lauder Cos. Inc. (The), 5.43%, 12/11/23	3,750	3,726,972
Evergy Missouri West Inc., 5.53%, 11/21/23	4,000	3,987,146
Fidelity National Information Services Inc. 5.44%, 11/07/23	1,000	998,944
5.47%, 11/13/23	5,000	4,990,139
GTA Funding LLC, 5.36%, 11/14/23	4,000	3,991,680
Hyundai Capital America, 5.41%, 11/07/23	4,900	4,894,855
Intercontinental Exchange Inc., 5.67%, 11/15/23	5,000	4,988,215
John Deere Capital Corp., 5.43%, 01/10/24	4,000	3,957,650
Lime Funding LLC, 5.37%, 11/20/23	1,000	997,024
LSEGA Financing PLC, 5.62%, 11/28/23	2,750	2,738,030
Marriott International Inc. 5.51%, 11/03/23	2,390	2,388,904
5.60%, 11/17/23	3,000	2,992,086
Mercedes-Benz Finance North America LLC 5.30%, 11/02/23	3,600	3,598,939
5.31%, 11/03/23	1,750	1,749,226
Microchip Technology Inc., 5.60%, 11/07/23	2,650	2,647,120
Nestle Finance International Ltd., 5.37%, 01/22/24	1,750	1,728,613
NextEra Energy Capital Holdings Inc. 5.47%, 11/13/23	3,250	3,243,597
5.48%, 11/14/23	3,000	2,993,623
Penske Truck Leasing Co. LP, 5.50%, 11/02/23	5,000	4,998,471
RTX Corp. 5.43%, 11/06/23	3,000	2,997,286
5.51%, 11/20/23	2,380	2,372,731
Salisbury Receivables Co. LLC, 5.34%, 11/09/23	3,000	2,996,000
Siemens Capital Co. LLC, 5.33%, 12/04/23	2,500	2,487,483
Sony Capital Corp., 5.46%, 11/08/23	3,500	3,495,757
Spire Inc. 5.43%, 11/03/23	500	499,774
5.50%, 11/17/23	3,410	3,401,165
5.57%, 11/28/23	1,000	995,684

Security	Par (000)	Value

5.62%, 12/11/23	$1,000	$993,667
Telstra Group Ltd., 5.74%, 01/16/24	2,000	1,975,748
Toyota Credit de Puerto Rico Corp., 5.32%, 11/07/23	5,750	5,744,063
Toyota Industries Commercial Finance Inc., 5.30%, 11/01/23	6,000	5,999,116
Unilever Finance Netherlands BV, 5.32%, 11/08/23	1,500	1,498,230
United Overseas Bank Ltd., 5.35%, 11/14/23	3,000	2,993,767
United Parcel Service Inc., 5.46%, 01/29/24	3,500	3,453,102
Verizon Communications Inc. 5.60%, 12/05/23	5,000	4,972,924
5.62%, 12/11/23	1,000	993,643
Versailles Commercial Paper LLC, 5.42%, 12/07/23	4,500	4,475,088
VW Credit Inc. 5.42%, 11/01/23	3,000	2,999,548
5.49%, 11/16/23	2,300	2,294,398

Total Commercial Paper — 52.0% (Cost: $150,904,594)		151,509,117

U.S. Treasury Obligations(b)
U.S. Treasury Bill 5.34%, 11/02/23	16,000	15,997,665
5.39%, 11/07/23	10,000	9,991,200
5.40%, 11/28/23	12,000	11,952,390
5.41%, 12/12/23	10,000	9,939,753
5.42%, 11/14/23	10,000	9,980,902
5.44%, 01/11/24	14,000	13,853,730
5.47%, 11/09/23	10,000	9,988,231
5.47%, 12/07/23	21,000	20,889,120
5.48%, 12/21/23	6,000	5,955,813

Total U.S. Treasury Obligations — 37.3% (Cost: $109,169,954)		108,548,804

	Shares

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	13,440,000	13,440,000

Total Money Market Funds — 4.6% (Cost: $13,440,000)		13,440,000

Total Investments — 94.9% (Cost: $276,515,431)		276,498,243

Other Assets Less Liabilities — 5.1%		14,813,733

Net Assets — 100.0%		$291,311,976

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Bloomberg Roll Select Commodity Strategy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$34,050,000	$—	$(20,610,000	)(a)	$—	$—	$13,440,000	13,440,000	$1,256,599	$37

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bloomberg Roll Select Commodity Index	10,763	12/20/23	$290,547	$(6,041,071)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,041,071	$—	$—	$—	$—	$—	$6,041,071

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$(29,276,078)	$—	$—	$—	$—	$—	$(29,276,078)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$(1,065,525)	$—	$—	$—	$—	$—	$(1,065,525)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$324,319,568

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Bloomberg Roll Select Commodity Strategy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$3,000,322	$—	$3,000,322
Commercial Paper	—	151,509,117	—	151,509,117
U.S. Treasury Obligations	—	108,548,804	—	108,548,804
Short-Term Securities
Money Market Funds	13,440,000	—	—	13,440,000

	$13,440,000	$263,058,243	$—	$276,498,243

Derivative Financial Instruments(a)
Liabilities
Commodity Contracts	$(6,041,071)	$—	$—	$(6,041,071)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments October 31, 2023	iShares® Commodity Curve Carry Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Bank of America N.A., 5.68%, 03/27/24	$250	$250,024
Credit Agricole Corporate & Investment Bank, 5.58%, 02/02/24, (1-day SOFR + 0.270%)(a)	250	250,025
Mitsubishi UFJ Trust & Banking Corp., 5.60%, 01/05/24	250	250,055
Mizuho Bank Ltd., 5.65%, 11/17/23, (1-day SOFR + 0.340%)(a)	250	250,027
Nordea Bank Abp, 5.72%, 03/01/24	250	250,104
Wells Fargo Bank N.A., 6.10%, 09/04/24, (1-day SOFR + 0.600%)(a)	250	250,177

Total Certificates of Deposit — 5.5% (Cost: $1,500,061)		1,500,412

Commercial Paper

Amcor Finance USA Inc., 5.50%, 11/17/23	350	349,093
American Honda Finance Corp., 5.75%, 01/22/24	400	394,763
ANZ New Zealand International Ltd., 5.75%, 06/17/24	250	241,146
Barton Capital SA, 5.46%, 12/08/23	250	248,569
Bay Square Funding LLC, 5.50%, 01/02/24	250	247,615
BPCE SA, 5.87%, 06/06/24	250	241,375
Britannia Funding Co. LLC, 5.60%, 01/18/24	300	296,357
Brookfield Corporate Treasury Ltd., 5.49%, 11/07/23	250	249,734
Brookfield Infrastructure Holdings Canada Inc., 5.45%, 11/08/23	260	259,686
Canadian National Railway Co., 5.43%, 11/15/23	250	249,436
CDP Financial Inc., 5.88%, 10/04/24	250	236,892
Citigroup Global Markets Inc., 5.94%, 09/16/24	250	237,419
Eli Lilly & Co., 5.32%, 11/14/23	250	249,484
Estee Lauder Cos. Inc. (The), 5.43%, 12/11/23	250	248,465
Federation des Caisses Desjardins du Quebec, 5.66%, 02/28/24	250	245,373
Fidelity National Information Services Inc.
5.44%, 11/07/23	250	249,736
5.47%, 11/13/23	250	249,507
5.58%, 12/01/23	250	248,805
GTA Funding LLC, 5.68%, 02/21/24	250	245,624
Hyundai Capital America, 5.41%, 11/07/23	500	499,475
Intercontinental Exchange Inc., 5.67%, 11/15/23	250	249,411
Lloyds Bank PLC, 5.70%, 03/01/24	250	245,258
Marriott International Inc., 5.51%, 11/03/23	250	249,885
Mercedes-Benz Finance North America LLC, 5.30%, 11/02/23	250	249,926
NextEra Energy Capital Holdings Inc., 5.47%, 11/13/23	300	299,409
Oversea-Chinese Banking Corp. Ltd., 5.62%, 01/19/24	250	246,919
Penske Truck Leasing Co. LP, 5.50%, 11/02/23	500	499,847
RTX Corp., 5.43%, 11/06/23	300	299,729
Sony Capital Corp., 5.46%, 11/08/23	260	259,685

Security	Par (000)	Value

Spire Inc., 5.50%, 11/17/23	$250	$249,352
Telstra Group Ltd., 5.74%, 01/16/24	250	246,968
Toyota Credit de Puerto Rico Corp., 5.32%, 11/07/23	250	249,742
Toyota Industries Commercial Finance Inc., 5.30%, 11/01/23	250	249,963
Unilever Finance Netherlands BV, 5.32%, 11/08/23	250	249,705
United Overseas Bank Ltd., 5.35%, 11/14/23	300	299,377
United Parcel Service Inc., 5.43%, 01/17/24	250	247,091
Verizon Communications Inc., 5.60%, 12/05/23	250	248,646
VW Credit Inc., 5.42%, 11/01/23	250	249,962

Total Commercial Paper — 38.0% (Cost: $10,406,133)		10,379,429

U.S. Treasury Obligations(b)
U.S. Treasury Bill
5.39%, 11/07/23	500	499,560
5.40%, 11/28/23	350	348,611
5.41%, 06/13/24	750	725,731
5.42%, 11/14/23	750	748,568
5.44%, 01/11/24	2,500	2,473,880
5.47%, 11/09/23	750	749,117
5.47%, 12/07/23	1,000	994,720
5.50%, 03/07/24	1,000	981,259

Total U.S. Treasury Obligations — 27.6% (Cost: $7,495,458)		7,521,446

	Shares

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	7,810,000	7,810,000

Total Money Market Funds — 28.6% (Cost: $7,810,000)		7,810,000

Total Investments — 99.7% (Cost: $27,211,652)		27,211,287

Other Assets Less Liabilities — 0.3%		78,588

Net Assets — 100.0%		$27,289,875

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Commodity Curve Carry Strategy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$8,760,000	$—	$(950,000	)(a)	$—	$—	$7,810,000	7,810,000	$424,719	$7

(a)	Represents net amount purchased (sold).

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rate(a)	Frequency	Reference(b)	Frequency
5.33%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Citibank N.A.	N/A	02/29/24	USD	12,475	$112,430	$(109,292)	$221,722
5.33%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	08/30/24	USD	13,213	117,641	(117,206)	234,847
5.33%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	08/30/24	USD	1,129	(42,321)	(5,969)	(36,352)

									$187,750	$(232,467)	$420,217

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.
(b)	Please refer to the Reference Entity below for more details.

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of October 31, 2023.

Futures contracts	Maturity date	Weight %

Brent Crude Oil	10/31/2024	24.5%
LME Copper	12/17/2024	16.0
Soybeans	11/14/2024	11.3
Gas Oil	12/12/2024	10.6
RBOB Gasoline	5/31/2024	7.0
Sugar	9/30/2024	6.7
WTI Crude Oil	11/20/2024	6.4
LME PRI Aluminum	12/17/2024	4.6
Coffee	5/20/2024	4.5
Cotton	3/06/2024	3.3
LME Zinc	12/17/2024	3.1
Live Cattle	6/28/2024	1.9

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$(232,467)	$456,569	$(36,352)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Commodity Curve Carry Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$456,569	$—	$—	$—	$—	$—	$456,569

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$268,819	$—	$—	$—	$—	$—	$268,819

For the period ended October 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$1,016,923	$—	$—	$—	$—	$—	$1,016,923

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$1,080,414	$—	$—	$—	$—	$—	$1,080,414

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$25,974,225

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC(a)	$456,569	$268,819

Total derivative assets and liabilities in the Statement of Assets and Liabilities	456,569	268,819
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	456,569	268,819

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Citibank N.A.	$221,722	$(109,292)	$—	$(112,430)	$—
Merrill Lynch International	234,847	(159,527)	—	—	75,320

	$456,569	$(268,819)	$—	$(112,430)	$75,320

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Commodity Curve Carry Strategy ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Citibank N.A.	$109,292	$(109,292)	$—	$—	$—
Merrill Lynch International	159,527	(159,527)	—	—	—

	$268,819	$(268,819)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$1,500,412	$—	$1,500,412
Commercial Paper	—	10,379,429	—	10,379,429
U.S. Treasury Obligations	—	7,521,446	—	7,521,446
Short-Term Securities
Money Market Funds	7,810,000	—	—	7,810,000

	$7,810,000	$19,401,287	$—	$27,211,287

Derivative Financial Instruments(a)
Assets
Commodity Contracts	$—	$456,569	$—	$456,569
Liabilities
Commodity Contracts	—	(36,352)	—	(36,352)

	$—	$420,217	$—	420,217

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments October 31, 2023	iShares® Gold Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Mizuho Bank Ltd., 5.65%, 11/17/23, (1-day SOFR + 0.340%)(a)	$450	$450,048
MUFG Bank Ltd., 5.70%, 11/29/23, (1-day SOFR + 0.380%)(a)	500	500,091

Total Certificates of Deposit — 1.8% (Cost: $950,228)		950,139

Commercial Paper
Amcor Finance USA Inc.
5.50%, 11/17/23	500	498,705
5.52%, 11/20/23	260	259,205
American Honda Finance Corp., 5.75%, 01/22/24	750	740,181
Aquitaine Funding Co. LLC, 5.32%, 11/01/23	350	349,948
Barton Capital SA, 5.46%, 12/08/23	410	407,653
Bedford Row Funding Corp., 5.57%, 01/22/24	500	493,661
Bell Telephone Co. of Canada or Bell Canada (The), 5.51%, 11/16/23	250	249,389
Britannia Funding Co. LLC, 5.60%, 01/18/24	500	493,929
Brookfield Corporate Treasury Ltd., 5.49%, 11/07/23	470	469,499
Brookfield Infrastructure Holdings Canada Inc., 5.45%, 11/08/23	480	479,420
Canadian National Railway Co., 5.43%, 11/15/23	750	748,308
Eli Lilly & Co., 5.32%, 11/14/23	450	449,071
Estee Lauder Cos. Inc. (The), 5.43%, 12/11/23	250	248,465
Fidelity National Information Services Inc.
5.44%, 11/07/23	450	449,525
5.47%, 11/13/23	500	499,014
5.58%, 12/01/23	500	497,610
Hyundai Capital America, 5.41%, 11/07/23	750	749,212
Intercontinental Exchange Inc., 5.67%, 11/15/23	410	409,034
John Deere Capital Corp.
5.43%, 01/10/24	250	247,353
5.46%, 01/22/24	480	474,037
LSEGA Financing PLC, 5.62%, 11/28/23	250	248,912
Marriott International Inc., 5.60%, 11/17/23	600	598,417
Mercedes-Benz Finance North America LLC
5.30%, 11/02/23	470	469,862
5.31%, 11/03/23	250	249,890
Microchip Technology Inc., 5.60%, 11/07/23	300	299,674
Nestle Finance International Ltd., 5.37%, 01/22/24	750	740,834
NextEra Energy Capital Holdings Inc.
5.47%, 11/13/23	450	449,113
5.48%, 11/14/23	350	349,256
Pure Grove Funding, 5.60%, 01/23/24	500	493,551
RTX Corp.
5.43%, 11/06/23	500	499,548
5.51%, 11/20/23	250	249,236
Siemens Capital Co. LLC, 5.33%, 12/04/23	250	248,748
Sony Capital Corp., 5.46%, 11/08/23	500	499,394
Spire Inc.
5.57%, 11/28/23	250	248,921
5.62%, 12/11/23	500	496,833
Telstra Group Ltd., 5.74%, 01/16/24	250	246,968
Toyota Credit de Puerto Rico Corp., 5.32%, 11/07/23	500	499,484
Toyota Industries Commercial Finance Inc., 5.30%, 11/01/23	500	499,926
Unilever Finance Netherlands BV, 5.32%, 11/08/23	250	249,705
United Overseas Bank Ltd., 5.35%, 11/14/23	450	449,065

Security	Par (000)	Value

United Parcel Service Inc.
5.43%, 01/17/24	$500	$494,183
5.46%, 01/29/24	400	394,640
Verizon Communications Inc.
5.60%, 12/05/23	500	497,292
5.62%, 12/11/23	330	327,902
Versailles Commercial Paper LLC, 5.42%, 12/07/23	500	497,232
Volvo Treasury North America LP
5.74%, 01/18/24	250	246,892
5.76%, 01/24/24	480	473,565
VW Credit Inc., 5.42%, 11/01/23	500	499,925

Total Commercial Paper — 38.8% (Cost: $20,807,347)		20,732,187

U.S. Treasury Obligations(b)
U.S. Treasury Bill
5.34%, 11/02/23	1,000	999,854
5.39%, 11/07/23	500	499,560
5.40%, 11/28/23	750	747,025
5.41%, 06/13/24	1,000	967,641
5.42%, 11/14/23	1,500	1,497,135
5.44%, 01/11/24	4,000	3,958,209
5.47%, 11/09/23	750	749,117
5.47%, 12/07/23	2,750	2,735,480
5.47%, 01/18/24	1,500	1,482,734
5.48%, 02/15/24	1,000	984,375
5.50%, 03/07/24	2,000	1,962,517

Total U.S. Treasury Obligations — 31.1% (Cost: $16,510,536)		16,583,647

	Shares	Value

Grantor Trust — 18.7%

Grantor Trust —
iShares Gold Trust(c)(d)	266,172	10,005,405

Total Grantor Trust (Cost: $9,129,499)		10,005,405

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(e)	4,340,000	4,340,000

Total Money Market Funds — 8.1% (Cost: $4,340,000)		4,340,000

Total Investments — 98.5% (Cost: $51,737,610)		52,611,378

Other Assets Less Liabilities — 1.5%		798,363

Net Assets — 100.0%		$53,409,741

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Affiliate of the Fund.
(d)	Non-income producing security.
(e)	Annualized 7-day yield as of period end.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Gold Strategy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$350,000	$3,990,000	(a)	$—	$—	$—	$4,340,000	4,340,000	$192,289	$2
iShares Gold Trust	6,213,349	14,518,595		(12,587,929)	649,253	1,212,137	10,005,405	266,172	—	—

					$649,253	$1,212,137	$14,345,405		$192,289	$2

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gold 100 OZ	203	12/27/23	$40,484	$38,908

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$38,908	$—	$—	$—	$—	$—	$38,908

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$2,476,635	$—	$—	$—	$—	$—	$2,476,635

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$1,682,122	$—	$—	$—	$—	$—	$1,682,122

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,191,503

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Gold Strategy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$950,139	$—	$950,139
Commercial Paper	—	20,732,187	—	20,732,187
U.S. Treasury Obligations	—	16,583,647	—	16,583,647
Grantor Trust	10,005,405	—	—	10,005,405
Short-Term Securities
Money Market Funds	4,340,000	—	—	4,340,000

	$14,345,405	$38,265,973	$—	$52,611,378

Derivative Financial Instruments(a)
Assets
Commodity Contracts	$38,908	$—	$—	$38,908

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2023	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Banco Santander SA, 5.88%, 02/16/24	$7,000	$6,990,011
Bank of Montreal, 5.93%, 04/12/24	2,500	2,500,741
Bayerische Landesbank, 5.95%, 01/11/24, (1-day SOFR + 0.635%)(a)	8,000	8,006,261
BNP Paribas SA, 5.70%, 03/04/24	3,000	2,999,594
Canadian Imperial Bank of Commerce
5.40%, 02/08/24	4,000	3,996,661
5.95%, 07/22/24, (1-day SOFR + 0.640%)(a)	5,000	5,007,118
Credit Agricole Corporate & Investment Bank, 5.58%, 02/02/24, (1-day SOFR + 0.270%)(a)	4,000	4,000,404
DNB Bank ASA
5.63%, 12/14/23	3,160	3,160,754
5.65%, 12/20/23	3,840	3,841,118
Lloyds Bank Corporate Markets PLC, 5.91%, 01/09/24, (1-day SOFR + 0.600%)(a)	4,000	4,003,035
Mizuho Bank Ltd.
5.57%, 11/02/23	5,000	5,000,054
5.74%, 01/31/24(a)	2,000	2,001,174
5.80%, 01/29/24	6,500	6,501,669
MUFG Bank Ltd., 5.70%, 11/29/23, (1-day SOFR + 0.380%)(a)	2,000	2,000,363
Royal Bank of Canada, 5.66%, 11/09/23, (1-day SOFR + 0.350%)(a)	1,750	1,750,065
Sumitomo Mitsui Banking Corp.
5.71%, 02/20/24, (1-day SOFR + 0.400%)(a)	7,000	7,002,474
5.73%, 02/27/24, (1-day SOFR + 0.420%)(a)	2,000	2,000,868
Sumitomo Mitsui Trust Bank Ltd., 5.70%, 01/18/24	3,500	3,500,063
Svenska Handelsbanken AB, 5.66%, 11/06/23, (1-day SOFR + 0.350%)(a)	4,000	4,000,169
Svenska Handelsbanken/New York NY, 5.86%, 04/29/24, (1-day SOFR + 0.550%)(a)	4,000	4,003,346
Toronto-Dominion Bank, 6.00%, 10/02/24	5,000	5,002,453
Wells Fargo Bank N.A., 6.10%, 09/04/24, (1-day SOFR + 0.600%)(a)	5,000	5,003,546
Wells Fargo Bank NA, 5.95%, 07/08/24, (1-day SOFR + 0.640%)(a)	4,000	4,005,118
Westpac Banking Corp., 5.63%, 11/06/23, (1-day SOFR + 0.320%)(a)	3,000	3,000,099

Total Certificates of Deposit — 12.4% (Cost: $99,252,661)		99,277,158

Commercial Paper

Amcor Flexibles North America Inc., 5.71%, 11/29/23	8,750	8,712,025
American Electric Power Co. Inc., 5.44%, 11/08/23	5,000	4,993,960
Australia & New Zealand Banking Group Ltd.
5.39%, 12/01/23	10,000	9,953,827
5.75%, 07/30/24	3,000	2,874,667
Bank of Nova Scotia, 5.81%, 06/11/24	6,000	5,790,558
Barton Capital SA, 5.46%, 12/08/23	5,000	4,971,373
Bedford Row Funding Corp., 5.57%, 01/22/24	8,000	7,898,574
Bell Telephone Co. of Canada or Bell Canada (The), 5.51%, 11/16/23	3,500	3,491,451
BPCE SA, 5.87%, 06/06/24	6,930	6,690,916
Brookfield Corporate Treasury Ltd., 5.49%, 11/07/23	8,720	8,710,708
Brookfield Infrastructure Holdings Canada Inc., 5.45%, 11/08/23	8,540	8,529,675
Canadian National Railway Co., 5.43%, 11/15/23	3,000	2,993,233

Security	Par (000)	Value

CDP Financial Inc.
5.48%, 01/05/24	$6,500	$6,435,316
5.81%, 06/07/24	1,081	1,043,962
Citigroup Global Markets Inc.
5.86%, 06/06/24	3,000	2,896,760
5.94%, 09/16/24	5,000	4,748,372
5.95%, 09/23/24	6,670	6,327,150
Commonwealth Bank of Australia, 5.81%, 07/26/24	4,750	4,552,288
Estee Lauder Cos. Inc. (The), 5.43%, 12/11/23	6,500	6,460,084
Evergy Missouri West Inc., 5.53%, 11/21/23	6,000	5,980,719
Federation des Caisses Desjardins du Quebec, 5.66%, 02/28/24	1,750	1,717,608
Fidelity National Information Services Inc.
5.44%, 11/07/23	3,500	3,496,305
5.47%, 11/13/23	8,500	8,483,236
5.58%, 12/01/23	3,000	2,985,657
FMS Wertmanagement
5.69%, 05/02/24	4,000	3,886,970
5.69%, 05/03/24	4,000	3,886,362
GlaxoSmithKline LLC
5.33%, 11/06/23	3,000	2,997,336
5.34%, 11/10/23	7,000	6,989,626
GTA Funding LLC, 5.68%, 02/21/24	9,750	9,579,351
Hyundai Capital America, 5.41%, 11/07/23	9,800	9,789,710
Intercontinental Exchange Inc., 5.67%, 11/15/23	5,000	4,988,215
Lime Funding LLC, 5.37%, 11/20/23	2,750	2,741,816
Lloyds Bank PLC, 5.70%, 03/01/24	6,810	6,680,840
L’Oreal SA, 5.37%, 11/20/23	5,000	4,985,132
LSEGA Financing PLC, 5.62%, 11/28/23	6,000	5,973,883
LVMH Moet Hennessy Louis Vuitton SE
5.50%, 02/09/24	4,637	4,566,511
5.51%, 02/12/24	1,904	1,874,169
5.61%, 03/21/24	3,500	3,424,254
5.72%, 05/23/24	1,237	1,198,005
5.74%, 07/26/24	1,750	1,678,073
Macquarie Bank Ltd., 5.88%, 05/16/24	2,750	2,663,848
Mercedes-Benz Finance North America LLC, 5.31%, 11/03/23	10,000	9,995,580
MUFG Bank Ltd., 5.37%, 12/08/23	6,000	5,966,162
National Australia Bank Ltd., 5.81%, 04/12/24, (1-day SOFR + 0.500%)(a)(b)	5,000	5,003,310
National Bank of Canada, 5.53%, 01/16/24	5,000	4,941,505
NextEra Energy Capital Holdings Inc.
5.47%, 11/13/23	4,500	4,491,134
5.48%, 11/14/23	9,000	8,980,870
Penske Truck Leasing Co. LP
5.50%, 11/02/23	9,000	8,997,249
5.51%, 11/03/23	4,500	4,497,936
Pure Grove Funding
5.36%, 11/14/23	6,250	6,237,000
5.53%, 01/08/24	5,000	4,947,550
Ryder System Inc., 5.49%, 11/16/23	2,250	2,244,519
Salisbury Receivables Co. LLC, 5.34%, 11/09/23	5,000	4,993,333
Sanofi SA, 5.64%, 04/08/24	6,809	6,642,356
Societe Generale SA, 5.61%, 03/06/24	10,000	9,805,890
Sony Capital Corp., 5.46%, 11/08/23	10,000	9,987,877
Spire Inc.
5.43%, 11/03/23	1,250	1,249,435
5.57%, 11/28/23	3,000	2,987,053
5.62%, 12/11/23	8,500	8,446,167
Suncorp-Metway Ltd., 6.19%, 04/29/24	3,300	3,200,448
Toyota Credit de Puerto Rico Corp., 5.32%, 11/07/23	5,750	5,744,063

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Toyota Industries Commercial Finance Inc.
5.30%, 11/01/23	$8,000	$7,998,822
5.52%, 01/26/24	5,000	4,934,218
Toyota Motor Credit Corp., 5.56%, 02/23/24	8,000	7,860,509
Unilever Finance Netherlands BV, 5.32%, 11/08/23	4,250	4,244,984
United Parcel Service Inc., 5.43%, 01/17/24	7,250	7,165,646
Verizon Communications Inc.
5.60%, 12/05/23	10,000	9,945,847
5.62%, 12/11/23	3,000	2,980,928
VW Credit Inc.
5.42%, 11/01/23	6,250	6,249,059
5.49%, 11/16/23	7,380	7,362,024

Total Commercial Paper — 48.3% (Cost: $386,815,533)		386,743,999

U.S. Treasury Obligations(c)
U.S. Treasury Bill
5.21%, 04/18/24	8,000	7,800,007
5.34%, 11/02/23	14,000	13,997,957
5.39%, 11/07/23	9,000	8,992,080
5.40%, 11/28/23	5,000	4,980,163
5.41%, 12/12/23	5,000	4,969,876
5.41%, 06/13/24	12,000	11,611,687
5.42%, 11/14/23	15,000	14,971,353
5.44%, 01/11/24	15,000	14,843,282
5.45%, 05/16/24	12,000	11,655,152
5.46%, 11/24/23	20,000	19,932,434
5.47%, 11/09/23	20,000	19,976,463
5.47%, 12/07/23	15,000	14,920,800
5.47%, 01/18/24	12,000	11,861,875
5.48%, 12/21/23	3,000	2,977,906

Security	Par (000)	Value

5.48%, 02/15/24	$8,000	$7,875,003
5.50%, 03/07/24	10,000	9,812,587
5.51%, 03/14/24	7,000	6,861,554
5.53%, 04/04/24	10,000	9,771,106

Total U.S. Treasury Obligations — 24.7% (Cost: $197,827,199)		197,811,285

	Shares

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	75,490,095	75,490,095

Total Money Market Funds — 9.4% (Cost: $75,490,095)		75,490,095

Total Investments — 94.8% (Cost: $759,385,488)		759,322,537

Other Assets Less Liabilities — 5.2%		42,002,526

Net Assets — 100.0%		$801,325,063

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Rates are discount rates or a range of discount rates as of period end.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$207,400,095	$—	$(131,910,000	)(a)	$—	$—	$75,490,095	75,490,095	$4,518,408	$131

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Brent Crude Oil	1,913	11/30/23	$162,643	$(9,928,713)
NY Harbor ULSD (Heat Oil)	321	11/30/23	39,233	(3,257,666)
RBOB Gasoline	352	11/30/23	32,781	(4,735,679)

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Cotton	194	12/06/23	$7,878	$(364,811)
Gas	572	12/12/23	48,663	8,789,761
Lean Hogs	432	12/14/23	12,394	(589,001)
Coffee	101	12/18/23	6,336	282,376
LME Lead	80	12/18/23	4,173	(29,404)
WTI Crude Oil	2,161	12/19/23	173,961	(12,114,730)
Silver	32	12/27/23	3,672	(386,957)
LME Nickel	62	01/15/24	6,733	(967,978)
LME PRI Aluminum	486	01/15/24	27,342	357,509
Live Cattle	113	01/25/24	13,402	(868,723)
LME Zinc	97	02/19/24	5,898	(136,243)
Natural Gas	705	02/27/24	24,449	1,071,576
Cocoa	93	03/13/24	3,578	421,372
Wheat KCBT	299	03/14/24	9,587	(2,042,671)
Gold 100 OZ	186	06/26/24	38,208	134,357
Live Cattle	495	06/28/24	35,793	(1,841,876)
Sugar	625	06/28/24	17,234	268,167
Wheat	689	07/12/24	21,333	(3,029,753)
Soybean	447	11/14/24	28,312	505,618
Corn	1,574	12/13/24	40,373	(97,167)
LME Copper	171	12/15/25	36,395	284,214

				$(28,276,422)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$12,114,950	$—	$—	$—	$—	$—	$12,114,950

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$40,391,372	$—	$—	$—	$—	$—	$40,391,372

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$(117,935,537)	$—	$—	$—	$—	$—	$(117,935,537)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$(37,977,676)	$—	$—	$—	$—	$—	$(37,977,676)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$891,639,799

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$99,277,158	$—	$99,277,158
Commercial Paper	—	386,743,999	—	386,743,999
U.S. Treasury Obligations	—	197,811,285	—	197,811,285
Short-Term Securities
Money Market Funds	75,490,095	—	—	75,490,095

	$75,490,095	$683,832,442	$—	$759,322,537

Derivative Financial Instruments(a)
Assets
Commodity Contracts	$12,114,950	$—	$—	$12,114,950
Liabilities
Commodity Contracts	(40,391,372)	—	—	(40,391,372)

	$(28,276,422)	$—	$—	(28,276,422)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2023	iShares® Transition-Enabling Metals ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Bank of America NA, 5.78%, 06/12/24	$250	$249,672
Bank of Nova Scotia, 6.00%, 10/18/24	250	250,161
Citibank N.A., 5.92%, 07/26/24	250	249,986
Lloyds Bank Corporate Markets PLC, 5.95%, 07/24/24	250	250,042
MUFG Bank Ltd., 5.70%, 11/29/23, (1-day SOFR + 0.380%)(a)	250	250,046

Total Certificates of Deposit — 10.0% (Cost: $1,249,647)		1,249,907

Commercial Paper

Amcor Flexibles North America Inc., 5.71%, 11/29/23	250	248,855
Bell Telephone Co. of Canada or Bell Canada (The), 5.47%, 11/02/23	250	249,924
Fidelity National Information Services Inc., 5.58%, 12/01/23	250	248,805
GTA Funding LLC, 5.36%, 11/16/23	250	249,405
Mercedes-Benz Finance North America LLC, 5.31%, 11/03/23	250	249,890
NextEra Energy Capital Holdings Inc., 5.61%, 12/07/23	250	248,568
PPG Industries Inc., 5.43%, 11/03/23	250	249,887
Sony Capital Corp., 5.47%, 11/10/23	250	249,620
Spire Inc., 5.62%, 12/11/23	250	248,417
Toyota Industries Commercial Finance Inc., 5.54%, 02/09/24	250	246,175
United Parcel Service Inc., 5.46%, 01/29/24	250	246,650
Verizon Communications Inc., 5.60%, 12/05/23	250	248,646
VW Credit Inc., 5.42%, 11/01/23	250	249,962

Total Commercial Paper — 26.0% (Cost: $3,251,281)		3,234,804

U.S. Treasury Obligations(b)
U.S. Treasury Bill 5.39%, 11/07/23	500	499,560

Security	Par (000)	Value

5.40%, 11/28/23	$500	$498,016
5.41%, 12/05/23	500	497,501
5.42%, 11/14/23	750	748,568
5.44%, 11/16/23	850	848,134
5.47%, 01/23/24	500	493,872
5.48%, 02/06/24	250	246,418
5.50%, 01/04/24	500	495,289
5.50%, 03/07/24	500	490,629

Total U.S. Treasury Obligations — 38.7% (Cost: $4,801,811)		4,817,987

	Shares

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	2,590,000	2,590,000

Total Money Market Funds — 20.8% (Cost: $2,590,000)		2,590,000

Total Investments — 95.5% (Cost: $11,892,739)		11,892,698

Other Assets Less Liabilities — 4.5%		564,895

Net Assets — 100.0%		$12,457,593

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/26/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$2,590,000	(b)	$—	$—	$—	$2,590,000	2,590,000	$14,614	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Transition-Enabling Metals ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
LME Nickel	12	01/15/24	$1,303	$(37,905)
LME PRI Aluminum	58	01/15/24	3,263	40,330
LME Zinc	16	01/15/24	971	(21,225)
Platinum	12	01/29/24	567	19,670
LME Cobalt Fastmarket	2	01/31/24	75	(2,339)
Copper	40	03/26/24	3,686	28,296
Silver	22	03/26/24	2,562	92,727

				$119,554

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$181,023	$—	$—	$—	$—	$—	$181,023

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$61,469	$—	$—	$—	$—	$—	$61,469

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$(187,988)	$—	$—	$—	$—	$—	$(187,988)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$119,554	$—	$—	$—	$—	$—	$119,554

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,427,389

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2023	iShares® Transition-Enabling Metals ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$1,249,907	$—	$1,249,907
Commercial Paper	—	3,234,804	—	3,234,804
U.S. Treasury Obligations	—	4,817,987	—	4,817,987
Short-Term Securities
Money Market Funds	2,590,000	—	—	2,590,000

	$2,590,000	$9,302,698	$—	$11,892,698

Derivative Financial Instruments(a)
Assets
Commodity Contracts	$181,023	$—	$—	$181,023
Liabilities
Commodity Contracts	(61,469)	—	—	(61,469)

	$119,554	$—	$—	119,554

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Statements of Assets and Liabilities

October 31, 2023

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

ASSETS
Investments, at value — unaffiliated(a)	$263,058,243	$19,401,287	$38,265,973	$683,832,442
Investments, at value — affiliated(b)	13,440,000	7,810,000	14,345,405	75,490,095
Cash	8,235	5,017	150,340	120,718
Cash pledged for futures contracts	19,103,000	—	1,751,000	132,682,000
Receivables:
Dividends — affiliated	71,417	43,872	24,823	1,202,144
Interest — unaffiliated	7,057	587	1,059	319
Variation margin on futures contracts	140,029	—	—	—
Unrealized appreciation on OTC swaps	—	456,569	—	—

Total assets	295,827,981	27,717,332	54,538,600	893,327,718

LIABILITIES
Cash received as collateral for OTC swaps	—	150,000	—	—
Payables:
Investments purchased	4,446,768	—	891,474	17,158,192
Investment advisory fees	69,237	8,638	8,011	325,224
Variation margin on futures contracts	—	—	229,374	74,519,239
Swap premiums received	—	232,467	—	—
Unrealized depreciation on OTC swaps	—	36,352	—	—

Total liabilities	4,516,005	427,457	1,128,859	92,002,655

Commitments and contingent liabilities

NET ASSETS	$291,311,976	$27,289,875	$53,409,741	$801,325,063

NET ASSETS CONSIST OF
Paid-in capital	$286,086,589	$24,659,873	$46,438,520	$849,289,196
Accumulated earnings (loss)	5,225,387	2,630,002	6,971,221	(47,964,133)

NET ASSETS	$291,311,976	$27,289,875	$53,409,741	$801,325,063

NET ASSET VALUE
Shares outstanding	5,650,000	1,250,000	900,000	28,500,000

Net asset value	$51.56	$21.83	$59.34	$28.12

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$263,075,431	$19,401,652	$38,268,111	$683,895,393
(b) Investments, at cost — affiliated	$13,440,000	$7,810,000	$13,469,499	$75,490,095

See notes to Consolidated Financial Statements

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities  (continued)

October 31, 2023

iShares Transition-Enabling Metals ETF

ASSETS
Investments, at value — unaffiliated(a)	$9,302,698
Investments, at value — affiliated(b)	2,590,000
Cash pledged for futures contracts	1,214,000
Receivables:
Dividends — affiliated	20,532

Total assets	13,127,230

LIABILITIES
Bank overdraft	32,742
Payables:
Investments purchased	495,067
Investment advisory fees	3,774
Variation margin on futures contracts	138,054

Total liabilities	669,637

Commitments and contingent liabilities

NET ASSETS	$12,457,593

NET ASSETS CONSIST OF
Paid-in capital	$12,301,970
Accumulated earnings	155,623

NET ASSETS	$12,457,593

NET ASSET VALUE
Shares outstanding	500,000

Net asset value	$24.92

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$9,302,739
(b) Investments, at cost — affiliated	$2,590,000

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Consolidated Statements of Operations

Year Ended October 31, 2023

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

INVESTMENT INCOME
Dividends — affiliated	$1,256,599	$424,719	$192,289	$4,518,408
Interest — unaffiliated	14,407,750	892,357	1,373,503	50,792,136
Foreign taxes withheld	—	—	—	7,729

Total investment income	15,664,349	1,317,076	1,565,792	55,318,273

EXPENSES
Investment advisory	905,336	110,856	104,916	5,367,745

Total expenses	905,336	110,856	104,916	5,367,745

Less:
Investment advisory fees waived	(24,786)	(8,121)	(28,379)	(474,319)

Total expenses after fees waived	880,550	102,735	76,537	4,893,426

Net investment income	14,783,799	1,214,341	1,489,255	50,424,847

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,120)	(660)	(313)	171,869
Investments — affiliated	—	—	158,006	—
Capital gain distributions from underlying funds — affiliated	37	7	2	131
Futures contracts	(29,276,078)	—	2,476,635	(117,935,537)
In-kind redemptions — affiliated(a)	—	—	491,247	—
Swaps	—	1,016,923	—	—

	(29,277,161)	1,016,270	3,125,577	(117,763,537)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	19,574	4,382	1,476	1,058,942
Investments — affiliated	—	—	1,212,137	—
Futures contracts	(1,065,525)	—	1,682,122	(37,977,676)
Swaps	—	1,080,414	—	—

	(1,045,951)	1,084,796	2,895,735	(36,918,734)

Net realized and unrealized gain (loss)	(30,323,112)	2,101,066	6,021,312	(154,682,271)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,539,313)	$3,315,407	$7,510,567	$(104,257,424)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to Consolidated Financial Statements

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations  (continued)

Year Ended October 31, 2023

iShares Transition-Enabling Metals ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$14,614
Interest — unaffiliated	32,933

Total investment income	47,547

EXPENSES
Investment advisory	4,492

Total expenses	4,492

Less:
Investment advisory fees waived	(261)

Total expenses after fees waived	4,231

Net investment income	43,316

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(187,988)

(187,988)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(41)
Futures contracts	119,554

119,513

Net realized and unrealized loss	(68,475)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,159)

(a)	For the period from September 26, 2023 (commencement of operations) to October 31, 2023.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	35

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF		iShares Commodity Curve Carry Strategy ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,783,799	$2,802,355	$1,214,341	$215,782
Net realized gain (loss)	(29,277,161)	25,994,873	1,016,270	9,106,199
Net change in unrealized appreciation (depreciation)	(1,045,951)	(15,664,480)	1,084,796	(4,514,622)

Net increase (decrease) in net assets resulting from operations	(15,539,313)	13,132,748	3,315,407	4,807,359

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,597,356)	(30,653,592)	(9,342,441)	(8,253,258)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,558,297	123,567,454	(2,946,795)	—

NET ASSETS
Total increase (decrease) in net assets	(23,578,372)	106,046,610	(8,973,829)	(3,445,899)
Beginning of year	314,890,348	208,843,738	36,263,704	39,709,603

End of year	$291,311,976	$314,890,348	$27,289,875	$36,263,704

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets  (continued)

	iShares Gold Strategy ETF		iShares GSCI Commodity Dynamic Roll Strategy ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,489,255	$247,905	$50,424,847	$15,953,017
Net realized gain (loss)	3,125,577	(2,405,989)	(117,763,537)	684,859,983
Net change in unrealized appreciation (depreciation)	2,895,735	(1,934,782)	(36,918,734)	(74,968,003)

Net increase (decrease) in net assets resulting from operations	7,510,567	(4,092,866)	(104,257,424)	625,844,997

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(338,128)	—	(514,790,044)	(426,344,721)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,463,927	8,870,593	(938,775,903)	(665,137,244)

NET ASSETS
Total increase (decrease) in net assets	18,636,366	4,777,727	(1,557,823,371)	(465,636,968)
Beginning of year	34,773,375	29,995,648	2,359,148,434	2,824,785,402

End of year	$53,409,741	$34,773,375	$801,325,063	$2,359,148,434

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	37

Consolidated Statements of Changes in Net Assets  (continued)

iShares Transition-Enabling Metals ETF

Period From 09/26/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,316
Net realized loss	(187,988)
Net change in unrealized appreciation (depreciation)	119,513

Net decrease in net assets resulting from operations	(25,159)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,482,752

NET ASSETS
Total increase in net assets	12,457,593
Beginning of period	—

End of period	$12,457,593

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Bloomberg Roll Select Commodity Strategy ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$56.23	$59.67	$41.91	$45.01	$47.77

Net investment income (loss)(a)	2.39	0.53	(0.09)	0.23	1.05
Net realized and unrealized gain (loss)(b)	(4.89)	3.99	17.92	(2.33)	(3.05)

Net increase (decrease) from investment operations	(2.50)	4.52	17.83	(2.10)	(2.00)

Distributions from net investment income(c)	(2.17)	(7.96)	(0.07)	(1.00)	(0.76)

Net asset value, end of year	$51.56	$56.23	$59.67	$41.91	$45.01

Total Return(d)
Based on net asset value	(4.72)%	9.78%	42.59%	(4.81)%	(4.19)%

Ratios to Average Net Assets(e)
Total expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Total expenses after fees waived	0.27%	0.27%	0.27%	0.27%	0.19%

Net investment income (loss)	4.57%	0.91%	(0.16)%	0.55%	2.30%

Supplemental Data
Net assets, end of year (000)	$291,312	$314,890	$208,844	$41,912	$27,004

Portfolio turnover rate(f)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	39

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Commodity Curve Carry Strategy ETF

				Period From
	Year Ended	Year Ended	Year Ended	09/01/20	(a)
	10/31/23	10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$25.90	$28.36	$19.45	$20.16

Net investment income (loss)(b)	0.92	0.15	(0.07)	(0.01)
Net realized and unrealized gain (loss)(c)	1.68	3.29	8.98	(0.70)

Net increase (decrease) from investment operations	2.60	3.44	8.91	(0.71)

Distributions from net investment income(d)	(6.67)	(5.90)	—	—

Net asset value, end of period	$21.83	$25.90	$28.36	$19.45

Total Return(e)
Based on net asset value	12.80%	15.79%	45.81%	(3.52	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40%	0.40%	0.40	%(h)

Total expenses after fees waived	0.37%	0.38%	0.39%	0.00	%(h)

Net investment income (loss)	4.38%	0.57%	(0.28)%	(0.28	)%(h)

Supplemental Data
Net assets, end of period (000)	$27,290	$36,264	$39,710	$29,178

Portfolio turnover rate(i)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Gold Strategy ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$49.68	$54.54	$62.75	$57.41	$46.76

Net investment income (loss)(a)	2.03	0.38	(0.07)	0.13	0.82
Net realized and unrealized gain (loss)(b)	8.11	(5.24)	(3.67)	10.47	10.20

Net increase (decrease) from investment operations	10.14	(4.86)	(3.74)	10.60	11.02

Distributions from net investment income(c)	(0.48)	—	(4.47)	(5.26)	(0.37)

Net asset value, end of year	$59.34	$49.68	$54.54	$62.75	$57.41

Total Return(d)
Based on net asset value	20.52%	(8.92)%	(6.21)%	20.64%	23.74%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived	0.18%	0.17%	0.13%	0.13%	0.18%

Net investment income (loss)	3.55%	0.69%	(0.12)%	0.22%	1.58%

Supplemental Data
Net assets, end of year (000)	$53,410	$34,773	$29,996	$21,964	$8,612

Portfolio turnover rate(f)	101%	52%	121%	77%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	41

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GSCI Commodity Dynamic Roll Strategy ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$37.93	$37.41	$24.27	$31.80	$37.18

Net investment income (loss)(a)	1.33	0.21	(0.13)	0.26	0.76
Net realized and unrealized gain (loss)(b)	(2.74)	5.80	13.37	(6.93)	(3.04)

Net increase (decrease) from investment operations	(1.41)	6.01	13.24	(6.67)	(2.28)

Distributions from net investment income(c)	(8.40)	(5.49)	(0.10)	(0.86)	(3.10)

Net asset value, end of year	$28.12	$37.93	$37.41	$24.27	$31.80

Total Return(d)
Based on net asset value	(3.47)%	19.92%	54.75%	(21.66)%	(5.87)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Total expenses after fees waived	0.44%	0.48%	0.48%	0.48%	0.48%

Net investment income (loss)	4.51%	0.54%	(0.38)%	0.95%	2.32%

Supplemental Data
Net assets, end of year (000)	$801,325	$2,359,148	$2,824,785	$196,558	$518,373

Portfolio turnover rate(f)	0%	0%	0%	5%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares Transition-Enabling Metals ETF
	Period From 09/26/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.11
Net realized and unrealized loss(c)		(0.19)

Net decrease from investment operations		(0.08)

Net asset value, end of period	$24.92

Total Return(d)
Based on net asset value	(0.34	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.47	%(g)

Total expenses after fees waived	0.44	%(g)

Net investment income	4.38	%(g)

Supplemental Data
Net assets, end of period (000)	$12,458

Portfolio turnover rate(h)		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	43

Notes to Consolidated Financial Statements

1.    ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Bloomberg Roll Select Commodity Strategy(a)	Diversified
Commodity Curve Carry Strategy	Non-diversified
Gold Strategy	Non-diversified
GSCI Commodity Dynamic Roll Strategy	Diversified
Transition-Enabling Metals(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on September 26, 2023.

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

ForeignTaxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	45

Notes to Consolidated Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or to the applicable commodities market (commodities price risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the statement of assets and liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the statement of assets and liabilities. Payments received or paid are recorded in the statement of operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the statement of operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares Commodity Curve Carry Strategy ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Bloomberg Roll Select Commodity Strategy	0.28%
Commodity Curve Carry Strategy	0.40
Gold Strategy	0.25
GSCI Commodity Dynamic Roll Strategy	0.48
Transition-Enabling Metals	0.47

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Consolidated Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF and iShares GSCI Commodity Dynamic Roll Strategy ETF through February 28, 2025, March 1, 2024 and February 29, 2024, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFA or its affiliates and other funds advised by BFA or its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Transition-Enabling Metals ETF through February 29, 2028 in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	47

Notes to Consolidated Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Consolidated Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Bloomberg Roll Select Commodity Strategy	$24,786
Commodity Curve Carry Strategy	8,121
Gold Strategy	28,379
GSCI Commodity Dynamic Roll Strategy	474,319
Transition-Enabling Metals	261

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares GSCI Commodity Dynamic Roll Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: During the year ended October 31, 2023, iShares GSCI Commodity Dynamic Roll Strategy ETF received a reimbursement of $400,115 from an affiliate, which is included in Investment Advisory Fees Waived in the Consolidated Statement of Operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Consolidated Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Gold Strategy	$9,161,137	$9,809,912

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Gold Strategy	$5,357,458	$2,778,017

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to the character of income (losses) from a wholly-owned subsidiary were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Bloomberg Roll Select Commodity Strategy	$(27,614,810)	$27,614,810
Gold Strategy	(1,683,012)	1,683,012
GSCI Commodity Dynamic Roll Strategy	(106,938,684)	106,938,684
Transition-Enabling Metals	(180,782)	180,782

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

Bloomberg Roll Select Commodity Strategy
Ordinary income	$12,597,356	$30,653,592

Commodity Curve Carry Strategy
Ordinary income	$9,342,441	$8,253,258

Gold Strategy
Ordinary income	$338,128	$—

GSCI Commodity Dynamic Roll Strategy
Ordinary income	$514,790,044	$426,344,721

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	Total
Bloomberg Roll Select Commodity Strategy	$11,290,982	$(7,336)	$(6,058,259)	$5,225,387
Commodity Curve Carry Strategy	2,211,796	(1,646)	419,852	2,630,002
Gold Strategy	6,135,735	(77,190)	912,676	6,971,221
GSCI Commodity Dynamic Roll Strategy	27,675,441	(47,300,218)	(28,339,356)	(47,964,133)
Transition-Enabling Metals	36,110	—	119,513	155,623

(a)	Amounts available to offset future realized capital gains.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$276,515,431	$1,135,387	$(7,193,646)	$(6,058,259)
Commodity Curve Carry Strategy	27,211,652	521,407	(101,555)	419,852
Gold Strategy	51,737,610	1,919,727	(1,007,051)	912,676
GSCI Commodity Dynamic Roll Strategy	759,385,488	17,071,744	(45,411,117)	(28,339,373)
Transition-Enabling Metals	11,892,739	202,349	(82,836)	119,513

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	49

Notes to Consolidated Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds have substantial exposure to certain commodity markets through investments in commodity-linked instruments and through commodity-related equities. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Bloomberg Roll Select Commodity Strategy

Shares sold	3,300,000	$176,430,513	4,400,000	$256,785,591

Shares redeemed	(3,250,000)	(171,872,216)	(2,300,000)	(133,218,137)

	50,000	$4,558,297	2,100,000	$123,567,454

Commodity Curve Carry Strategy

Shares sold	50,000	$1,128,500	—	$—

Shares redeemed	(200,000)	(4,075,295)	—	—

	(150,000)	$(2,946,795)	—	$—

Gold Strategy

Shares sold	400,000	$23,092,387	200,000	$11,484,407

Shares redeemed	(200,000)	(11,628,460)	(50,000)	(2,613,814)

	200,000	$11,463,927	150,000	$8,870,593

GSCI Commodity Dynamic Roll Strategy

Shares sold	6,800,000	$187,851,660	32,700,000	$1,230,993,779

Shares redeemed	(40,500,000)	(1,126,627,563)	(46,000,000)	(1,896,131,023)

	(33,700,000)	$(938,775,903)	(13,300,000)	$(665,137,244)

	Period Ended 10/31/23

iShares ETF	Shares	Amount
Transition-Enabling Metals(a)
Shares sold	500,000	$12,482,752

(a)	The Fund commenced operations on September 26, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Consolidated Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of each of the funds listed in the table below and their subsidiaries (five of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related consolidated statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF(1)

iShares Commodity Curve Carry Strategy ETF(1)

iShares Gold Strategy ETF(1)

iShares GSCI Commodity Dynamic Roll Strategy ETF(1)

iShares Transition-Enabling Metals ETF(2)

(1)	Consolidated statement of operations for the year ended October 31, 2023 and consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023.
(2)	Consolidated statement of operations and consolidated statement of changes in net assets for the period September 26, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest
Bloomberg Roll Select Commodity Strategy	$3,454,121
Commodity Curve Carry Strategy	252,301
Gold Strategy	488,853
GSCI Commodity Dynamic Roll Strategy	6,445,360
Transition-Enabling Metals	21,392

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends
Bloomberg Roll Select Commodity Strategy	$13,122,565
Commodity Curve Carry Strategy	874,846
Gold Strategy	1,393,875
GSCI Commodity Dynamic Roll Strategy	41,151,466
Transition-Enabling Metals	34,294

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends
Bloomberg Roll Select Commodity Strategy	$13,122,565
Commodity Curve Carry Strategy	874,846
Gold Strategy	1,393,875
GSCI Commodity Dynamic Roll Strategy	41,119,201
Transition-Enabling Metals	34,294

I M P O R T A N T T A X I N F O R M A T I O N	53

Board Review and Approval of Investment Advisory Contract

iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Commodity Curve Carry Strategry ETF, iShares Gold Strategy ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Board Review and Approval of Investment Advisory Contract  (continued)

iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract  (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

iShares Transition-Enabling Metals ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) and the Sub-Advisory Agreement between BFA and BIL (the “Sub-Advisory Agreement”), (together “the Advisory Agreements”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreements. At a meeting held on March 29-30, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreements are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreements.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreements. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements supported the Board’s approval of the Advisory Agreements.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreements or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Agreements for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreements.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreements.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreements.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Supplemental Information  (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

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Want to know more?

iShares.com     |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, S&P Dow Jones Indices LLC, or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1023

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifteen series of the registrant for which the fiscal year-end is October 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $184,850 for the fiscal year ended October 31, 2022 and $227,200 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2022 and October 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $145,500 for the fiscal year ended October 31, 2022 and $145,500 for the fiscal year ended October 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2022 and October 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $145,500 for the fiscal year ended October 31, 2022 and $145,500 for the fiscal year ended October 31, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 21, 2023